                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04615

                        HARTFORD HLS SERIES FUND II, INC.
               (Exact name of registrant as specified in charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

                             Kevin J. Carr, Esquire
                               Investment Law Unit

                   The Hartford Financial Services Group, Inc.
                              55 Farmington Avenue
                           Hartford, Connecticut 06105
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (860) 297-6443

Date of fiscal year end: December 31st

Date of reporting period: January 1, 2003 - June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                           HARTFORD HLS MUTUAL FUNDS

                               Semi-Annual Report
                            and Manager Discussions

                               [PICTURE OF STAG]

                                 June 30, 2003

                              [THE HARTFORD LOGO]

                                                               [PICTURE OF STAG]


Semi-Annual Report
June 30, 2003
                                          o Manager Discussions


                                                             [THE HARTFORD LOGO]

IMPORTANT INFORMATION

The following disclosure applies to all Hartford HLS Mutual Funds:

The charts on the following pages represent hypothetical investments in the Hartford HLS Mutual Funds. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. Total Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Hartford Advisers HLS Fund (1),(2),(4)
Hartford Bond HLS Fund (1),(2),(4)
Hartford Capital Appreciation HLS Fund (1),(2),(4)
Hartford Dividend and Growth HLS Fund (1),(2),(4)
Hartford Focus HLS Fund (1),(2)
Hartford Global Advisers HLS Fund (1),(2),(5)
Hartford Global Communications HLS Fund (1),(2)
Hartford Global Financial Services HLS Fund (1),(2)
Hartford Global Health HLS Fund (1),(2)
Hartford Global Leaders HLS Fund (1),(2)
Hartford Global Technology HLS Fund (1),(2)
Hartford Growth HLS Fund (1),(2)
Hartford Growth and Income HLS Fund (1),(2)
Hartford Growth Opportunities HLS Fund (1),(3)
Hartford High Yield HLS Fund (1),(2)
Hartford Index HLS Fund (1),(2),(5)
Hartford International Capital Appreciation HLS Fund (1),(2)
Hartford International Opportunities HLS Fund (1),(2),(4)
Hartford International Small Company HLS Fund (1),(2)
Hartford MidCap HLS Fund (1),(2),(5)
Hartford MidCap Value HLS Fund (1),(2)
Hartford Mortgage Securities HLS Fund (1),(2),(5)
Hartford Small Company HLS Fund (1),(2),(4)
Hartford SmallCap Growth HLS Fund (1),(3)
Hartford Stock HLS Fund (1),(2),(4)
Hartford U.S. Government Securities HLS Fund (1),(3)
Hartford Value HLS Fund (1),(2)
Hartford Value Opportunities HLS Fund (1),(3)

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2) Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

(3) Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

(4) Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

(5) Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The opinions expressed in this report are those of the portfolio manager(s) and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

COMPARATIVE BENCHMARKS appear throughout the fund commentary as a measure of fund performance. You cannot invest directly in any of these indices.

CITIGROUP BROAD MARKET EURO-PACIFIC less than $2B INDEX takes the entire international universe of all stocks, and divides it evenly each year to include only those companies with a market cap between $100m and $2b regardless of country or industry. This represents roughly the bottom 20% of the international equity market.

GOLDMAN SACHS HEALTH CARE INDEX is an unmanaged index designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospitalization facilities, health care management organizations and continuing care services.

GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX is an unmanaged index designed to measure performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.

LEHMAN BROTHERS GLOBAL AGGREGATE INDEX USD HEDGED is an index that provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.

LEHMAN BROTHERS GOVERNMENT / CREDIT BOND INDEX is a broad based unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX is an index of mortgage backed pass-through securities of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government / Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI AC (ALL COUNTRY) WORLD FREE TELECOMMUNICATIONS SERVICES INDEX is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance.

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

MSCI EAFE - the Morgan Stanley Capital International Europe, Australasia and Far East Index is a free float-adjusted capitalization index that is designed to measure developed market equity performance; excluding the U.S. and Canada.

MSCI FINANCIAL EX-REAL ESTATE INDEX is a cap-weighted index that measures the performance of financial stocks from around the world. This index excludes real estate.

MSCI WORLD INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of 23 developed country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2500 INDEX measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

RUSSELL 2500 VALUE INDEX measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

S&P MIDCAP 400 INDEX is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market.

Hartford Advisers HLS Fund inception 3/31/1983

PERFORMANCE OVERVIEW 6/30/93 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

                                    Advisers IA          S&P500        Lehman Gov/Cr Bond
                                    -----------          ------        -------------------
6/30/1993                           10,000                10,000               10,000
6/30/1994                           10,220                10,140                9,854
6/30/1995                           12,030                12,780               11,112
6/28/1996                           14,241                16,097               11,629
6/30/1997                           18,055                21,677               12,530
6/30/1998                           22,370                28,211               13,944
6/30/1999                           25,825                34,631               14,320
6/30/2000                           26,851                37,138               14,938
6/30/2001                           25,541                31,632               16,601
6/30/2002                           22,772                25,949               17,970
6/30/2003                           23,504                26,014               20,333

          Advisers IA                                    S&P 500 Index
          $10,000 starting value                         $10,000 starting value
          $23,504 ending value                           $26,014 ending value

          Lehman Brothers Government/Credit Bond Index
          $10,000 starting value
          $20,333 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                                              1 YEAR        5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Stock IA                                        3.21%         0.99%        8.92%
--------------------------------------------------------------------------------
Stock IB(4)                                     2.97%         0.79%        8.68%
--------------------------------------------------------------------------------
S&P 500                                         0.25%        -1.61%       10.03%
--------------------------------------------------------------------------------
Lehman Gov/Cr Bond                             13.15%         7.84%        7.35%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGERS

RAND L. ALEXANDER, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

PAUL D. KAPLAN
Senior Vice President, Partner, Director of Fixed Income
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Advisers HLS Fund, Class IA returned 7.83% for the six months ended June 30, 2003. The Fund underperformed both the Lipper Flexible Portfolio VA-UF Average, which returned 8.35%, and the Composite Index (S&P 500 Index 55%, Lehman Brothers Government/Credit Bond Index 35% and 90 day Treasury Bills 10%), which returned 8.39% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The U.S. markets rallied sharply during the six-month period ended June 30, 2003, with the S&P 500 up 11.76%, the Dow Jones Industrial Average was up 9.02% and the NASDAQ Composite rose 21.51%. The broad based rally in the equity markets was fueled by a series of positive events including the end of the Iraq War, improving consumer confidence, better than expected first quarter corporate earnings results, and a $350 billion stimulus package approved in Washington. The Federal Reserve cut the Federal Funds rate by 25 basis points to 1%, the lowest rate in 45 years. This action was primarily aimed at keeping the muted economic recovery on track and warding off the remote possibility of deflation. The 3-month Treasury bill and the 2-year Treasury note yields declined to end the period at 0.85% and 1.30%, respectively. Long bond yields fell in a similar amount as long-term inflation expectations declined. Mortgage-backed security returns were in-line with Treasuries but lagged other securitized sectors, as long rates fell, increasing prepayment risk. The commercial mortgage-backed and asset-backed sectors performed strongly during the quarter as these securities were less affected by prepayments.

Fund performance was enhanced by exposure to bonds as well as stock selection in consumer discretionary and energy. Home Depot, Inc. (retail) and AOL TimeWarner, Inc. (software & services) performed well in light of improving fundamentals. In the energy area, Halliburton Co. (construction) drove the out-performance with its progress in setting up a trust to cover its asbestos liability and removing uncertainty. Performance, however, was hindered by stock selection within information technology, industrials, and health care. In technology, the smaller somewhat more speculative stocks outperformed while the higher quality names that we owned lagged.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Although the end of the Iraq War, improving consumer confidence, better corporate earnings, and a $350 billion stimulus package are all cause for optimism, the U.S. economy has yet to show convincing signs of a significant recovery. The commercial side of the economy continues to show mixed results but will hopefully get a boost from elevated consumer spending. U.S. consumers will start to receive benefits from the stimulus package in July with reductions in withholding taxes and refund checks. In addition to the stimulus package, many consumers will benefit from another round of mortgage refinancing as mortgage rates have hit new lows. We continue to expect more robust consumer and corporate spending over the next few months which, coupled with low interest rates and tremendous liquidity in the system, should lead to a broad economic rebound and additional gains in the equity markets.

On the fixed income side, investors' desire for yield resulted in a renewed rally in interest rates, with the 10-year Treasury yield approaching 3% in June. The combination of low interest rates and demand for non-Treasuries has allowed corporations to issue low coupon debt and homeowners to refinance. Though we believe that an economic recovery is inevitable, enough questions remain about its breadth and strength, to prevent us from markedly reducing duration yet.

Hartford Bond HLS Fund inception 8/31/1977

PERFORMANCE OVERVIEW 6/30/93 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

                                    Bond IA            Lehman U.S. Agg Bond
                                    -------            --------------------
6/30/1993                           10,000                10,000
6/30/1994                            9,826                 9,869
6/30/1995                           11,009                11,107
6/28/1996                           11,502                11,664
6/30/1997                           12,577                12,615
6/30/1998                           14,082                13,945
6/30/1999                           14,229                14,382
6/30/2000                           14,999                15,038
6/30/2001                           16,578                16,726
6/30/2002                           17,854                18,168
6/30/2003                           20,367                20,058

     Bond IA                  Lehman Brothers U.S. Aggregate Bond Index
     $10,000 starting value   $10,000 starting value
     $20,367 ending value     $20,058 ending value


AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                                                1 YEAR        5 YEARS     10 YEARS
----------------------------------------------------------------------------------
Bond IA                                         14.08%         7.66%        7.37%
----------------------------------------------------------------------------------
Bond IB(4)                                      13.79%         7.45%        7.13%
----------------------------------------------------------------------------------
Lehman U.S. Agg Bond                            10.40%         7.54%        7.21%
----------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

NASRI TOUTOUNGI
Senior Vice President
Hartford Investment Management Company

HOW DID THE FUND PERFORM?

Hartford Bond HLS Fund, Class IA returned 6.23% for the six months ended June 30, 2003. The Fund outperformed both the Lehman Brothers U.S. Aggregate Bond Index, which returned 3.93%, and the Lehman Brothers Government/Credit Bond Index, which returned 5.23% over the same period. The Fund underperformed the Lipper Corporate Debt BBB Rated VA-UF Average, which returned 6.43%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The positive performance of the Fund over the past six months is mainly attributable to our overweight and issue selection in high yield bonds, our non-dollar exposure, and security selection in investment grade corporate bonds. While our underweight positions in the asset-backed securities and commercial mortgage-backed sectors hindered Fund performance somewhat in the first quarter, we have since increased our weight in asset-backed securities in an effort to enhance the overall yield of the portfolio.

We expect that for the time being, most of the dollar weakness has been played out, but expect 10 year Euro bonds to perform better than 10 year U.S. Treasuries. The mortgage-backed securities continue to be of lesser appeal to us, since they could perform poorly unless Treasuries remain range bound within a very tight range. Agencies are also not desirable due to their potential weak performance as their Government-sponsored enterprise status is debated.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

The Fund has performed very strongly since the beginning of the year. The high yield and non-dollar sectors contributed in part to this performance. While we continue to like corporate fundamentals in an improving economic environment, we believe that bonds have rallied strongly and could pause for awhile before they resume their tightening trend. We expect to remain overweight to the credit sector but expect to decrease our allocation in the coming months.

Fundamentals for poor dollar performance remain. The U.S. has a large current account deficit that needs to be reduced. An adjustment in the relative exchange rates between the U.S. and its trading partners is a natural result. Technically however, the rally in the Euro seems to have paused. We will look at maintaining our holdings in Eurobonds and are hedging our currency exposure to a neutral position until we see a trend re-emerge.

On the duration front, the Fund had been slightly long, seeking to take advantage of lower rates. The last Fed move of cutting another 25 basis points served as a catalyst to a change in market psychology, espousing a stronger economy and hence higher rates. As a result, we have shortened the duration slightly versus our benchmark but will wait for more evidence of a rebound before we become even more defensive.

Hartford Capital Appreciation HLS Fund inception 4/2/1984

PERFORMANCE OVERVIEW 6/30/93 - 6/30/03

Growth of a $10,000 investment(1)

[LINE GRAPH]

                             Capital Appreciation IA             S&P 500
                             -----------------------             -------
6/30/1993                   10,000                                 10,000
6/30/1994                   10,197                                 10,140
6/30/1995                   13,190                                 12,780
6/28/1996                   16,118                                 16,097
6/30/1997                   20,021                                 21,677
6/30/1998                   23,908                                 28,211
6/30/1999                   28,911                                 34,631
6/30/2000                   38,260                                 37,138
6/30/2001                   38,997                                 31,632
6/30/2002                   30,389                                 25,949
6/30/2003                   32,757                                 26,014

Capital Appreciation IA       S&P 500 Index
$10,000 starting value        $10,000 starting value
$32,757 ending value          $26,014 ending value


AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                                               1 YEAR       5 YEARS      10 YEARS
---------------------------------------------------------------------------------
Capital Appreciation IA                         7.79%        6.50%        12.60%
---------------------------------------------------------------------------------
Capital Appreciation IB(4)                      7.52%        6.29%        12.35%
---------------------------------------------------------------------------------
S&P 500                                         0.25%       -1.61%        10.03%
---------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

SAUL J. PANNELL, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Capital Appreciation HLS Fund, Class IA returned 14.07% for the six months ended June 30, 2003. The Fund outperformed the Lipper Multi Cap Core VA-UF Average, which returned 12.47% over the same period. The Fund underperformed the Composite Index (Russell 2500 Index 60% and S&P 500 Index 40%), which returned 14.85% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The second quarter's rally marked the best calendar-quarter performance for the S&P 500 in almost five years. During the six-month period, the war with Iraq ended, consumer confidence surged, another round of tax cuts and further monetary stimulus were enacted, and the equity markets celebrated enthusiastically. All market cap styles benefited, with the performance of small and mid cap stocks exceeding that of large cap stocks. Within the S&P 500, the best-performing sectors were utilities, information technology and consumer discretionary, while telecommunication, materials and consumer staples offered more tempered returns. The Fund benefited from strong stock selection in telecommunications, energy and consumer discretionary, but these relative gains were slightly offset by the negative stock selection in industrials, information technology and health care. At the stock level, the three biggest contributors were Nextel Communications, Inc., Class A (communications), InterActiveCorp. (media & entertainment) and Nortel Networks Corp. (communications).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Given the recent sharp rally in the equity markets and a continued bullish trend, many require economic confirmation of the market's optimistic view. Clearly, the near-term backdrop for equity markets has become more constructive recently. The war with Iraq has ended, the Federal Reserve has demonstrated its resolve to combat falling prices, the refinance boom continues to roll on, and the government has enacted a stimulus package that features income tax cuts and tax relief for dividends and capital gains. Yet, economic data, on the business side, remains mixed. Additionally, the unemployment rate is hovering around 6%, and economic growth continues to run below its long-term trend. We are hopeful that the constructive forces previously mentioned will foster the job growth that the economy needs.

Hartford Dividend and Growth HLS Fund inception 3/9/1994

PERFORMANCE OVERVIEW 3/9/94 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

                        Dividend and Growth IA                S&P 500
                        -----------------------               -------
3/9/1994                10,000                                   10,000
6/30/1994                9,935                                    9,594
6/30/1995               11,832                                   12,091
6/28/1996               15,395                                   15,231
6/30/1997               20,430                                   20,514
6/30/1998               25,003                                   26,697
6/30/1999               28,135                                   32,772
6/30/2000               27,218                                   35,145
6/30/2001               30,229                                   29,935
6/30/2002               28,209                                   24,556
6/30/2003               27,522                                   24,618


     Dividend and Growth IA        S&P 500 Index
     $10,000 starting value        $10,000 starting value
     $27,522 ending value          $24,618 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                                              1 YEAR    5 YEARS   SINCE INCEPTION
---------------------------------------------------------------------------------
Dividend and Growth IA                        -2.44%     1.94%        11.48%
---------------------------------------------------------------------------------
Dividend and Growth IB(4)                     -2.68%     1.74%        11.24%
---------------------------------------------------------------------------------
S&P 500                                        0.25%    -1.61%        10.15%
---------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

EDWARD P. BOUSA, CFA
Vice President
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund, Class IA returned 9.05% for the six months ended June 30, 2003. The Fund under-performed both the Lipper Equity Income VA-UF Average, which returned 9.98%, and the S&P 500 Index, which returned 11.76% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The first half of 2003 saw a rebound in equity performance as investor confidence returned in the second quarter. The economic picture remains mixed, however, with modest overall growth. Our overweight positions in the energy and materials sectors lagged the market, as the sluggish economy hurt cyclical stocks. Our underweight in technology, which outperformed as risk appetite returned to the market, also hurt relative returns. The top three absolute contributors for the period were Citigroup, Inc. (banks), McDonald's Corp. (retail) and Caterpillar, Inc. (machinery). The top three detractors from absolute performance were Schering-Plough Corp. (drugs), Sara Lee Corp. (food, beverage & tobacco) and AT&T Corp. (communications).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

With a higher stock market driven more by lower interest rates than a recovery in earnings, this Fund is not likely to fully participate. This is not a high beta strategy and it is not a surprise that we have lagged the market year-to-date. We are well positioned for an economic recovery when it occurs because of our cyclical exposure. Should we have a worsening of the economy, our focus on good balance sheets should also benefit the Fund. Hopefully, we will see the entire economy accelerate in the second half.

Hartford Focus HLS Fund inception 4/30/2001

PERFORMANCE OVERVIEW 4/30/01 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

                                   Focus IA             S&P 500
                                   --------             -------
4/30/2001                           10,000               10,000
5/31/2001                           10,111               10,067
6/30/2001                            9,963                9,822
7/31/2001                            9,783                9,726
8/31/2001                            9,572                9,117
9/30/2001                            8,758                8,381
10/31/2001                           9,111                8,542
11/30/2001                           9,948                9,197
12/31/2001                          10,394                9,278
1/31/2002                           10,062                9,142
2/28/2002                            9,957                8,966
3/31/2002                           10,201                9,303
4/30/2002                            9,261                8,739
5/31/2002                            9,015                8,675
6/30/2002                            8,281                8,058
7/31/2002                            7,867                7,430
8/31/2002                            7,849                7,478
9/30/2002                            6,948                6,666
10/31/2002                           7,638                7,252
11/30/2002                           8,399                7,678
12/31/2002                           7,838                7,228
1/31/2003                            7,674                7,039
2/28/2003                            7,467                6,933
3/31/2003                            7,502                7,001
4/30/2003                            8,039                7,577
5/31/2003                            8,520                7,976
6/30/2003                            8,594                8,078

Focus IA                                           S&P 500
$10,000 starting value                             $10,000 starting value
$8,594 ending value                                $8,078 ending value


AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                                                   1 YEAR        SINCE INCEPTION
--------------------------------------------------------------------------------
Focus IA                                           3.79%              -6.75%
--------------------------------------------------------------------------------
Focus IB                                           3.53%              -6.95%
--------------------------------------------------------------------------------
S&P 500                                            0.25%              -9.38%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

RAND L. ALEXANDER, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

ASSOCIATE PORTFOLIO MANAGER

MAYA K. BITTAR, CFA
Vice President
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Focus HLS Fund, Class IA returned 9.65% for the six months ended June 30, 2003. The Fund underperformed both the Lipper Large Cap Core VA-UF Average, which returned 10.79%, and the S&P 500 Index, which returned 11.76% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the six months ending June 30, 2003, the U.S. equity markets rallied sharply. On a relative basis, small and mid caps continued to outperform large caps and growth outperformed value. All of the ten sectors within the S&P 500 posted positive double-digit gains with utilities, consumer discretionary and technology leading the way. Stock selection was particularly strong in consumer discretionary, financials and materials. The top three contributors to performance were Citigroup Inc. (banks), General Electric Co. (electronics) and AOL Time Warner, Inc. (software & services).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Although the end of the Iraq War, improving consumer confidence, better corporate earnings, and a $350 billion stimulus package are all cause for optimism, the U.S. economy has yet to show convincing signs of a significant recovery. The commercial side of the economy continues to show mixed results but will hopefully get a boost from elevated consumer spending. U.S. consumers will start to receive benefits from the stimulus package in July with reductions in withholding taxes and refund checks. In addition to the stimulus package, many consumers will benefit from another round of mortgage refinancing as mortgage rates have hit new lows. Although we expect this stimulus and increased liquidity to fuel an economic recovery and have shifted the Fund to be more cyclical, our largest overweight remains in health care based on valuation and long-term outlook. We continue to expect more robust consumer and corporate spending over the next few months which, coupled with low interest rates and tremendous liquidity in the system, should lead to a broad economic rebound and additional gains in the equity markets.

Hartford Global Advisers HLS Fund inception 3/1/1995

PERFORMANCE OVERVIEW 3/1/95 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

                                   Global             Lehman
                                 Advisers IA        Global Agg     MSCI World
                                 -----------        ----------     ----------
3/1/1995                            10,000            10,000         10,000
6/30/1995                           10,703            10,645         10,945
6/28/1996                           12,250            11,488         13,024
6/30/1997                           13,984            12,664         15,995
6/30/1998                           15,397            14,057         18,788
6/30/1999                           16,514            14,762         21,809
6/30/2000                           18,781            15,433         24,542
6/30/2001                           16,953            17,000         19,633
6/30/2002                           16,089            18,098         16,709
6/30/2003                           16,798            19,731         16,392

Global Advisers IA                        Lehman Brothers Global Aggregate Index
$10,000 starting value                    USD Hedged
$16,798 ending value                      $10,000 starting value
                                          $19,731 ending value
MSCI World Index
$10,000 starting value
$16,392 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                                         1 YEAR    5 YEARS       SINCE INCEPTION
--------------------------------------------------------------------------------
Global Advisers IA                         4.41%      1.76%             6.42%
--------------------------------------------------------------------------------
Global Advisers IB(5)                      4.16%      1.54%             6.18%
--------------------------------------------------------------------------------
MSCI World                                -1.90%     -2.69%             6.11%
--------------------------------------------------------------------------------
Lehman Global Agg                          9.02%      7.02%             8.49%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGERS

ANDREW S. OFFIT
Senior Vice President, Partner
Wellington Management Company, LLP

ROBERT EVANS
Senior Vice President, Partner
Wellington Management Company, LLP

SCOTT M. ELLIOTT
Senior Vice President, Partner
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Global Advisors HLS Fund, Class IA returned 10.48% for the six months ended June 30, 2003. The Fund outperformed both the Lipper Global Flexible VA-UF Average, which returned 10.21%, and the Composite Index (Morgan Stanley Capital International (MSCI) World Index 55%, Lehman Brothers Global Aggregate Index USD Hedged 35% and 90 day Treasury Bills 10%), which returned 7.58% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the first half of 2003, there has been a significant shift in market sentiment as the end of the military campaign in Iraq reduced geopolitical uncertainty and investor risk aversion. Aggressive monetary policy easing on the part of the world's central banks led to a surge in global liquidity. This aggressively accommodative monetary policy stance brought about an improved global capital market environment and a dramatic shift in investor sentiment in favor of riskier assets. Global equities rallied strongly in the second quarter. Credit markets opened up as well, allowing indebted corporations and emerging countries to access financing at favorable terms.

The Fund's outperformance is attributable to positive relative returns in both the equity and fixed income portfolios. The equity portfolio had particularly strong stock selection in the technology sector, where names such as Alcatel S.A. (communications), Nortel Networks Corp. (communications) and Yahoo Japan Corp. (software & services) outperformed. Stock selection in the materials and consumer staples sectors detracted modestly. Currency strategies, and the Fund's significant underweight position in the U.S. dollar versus the Australian and Canadian dollars in particular, were the largest contributors to outperformance in the fixed income portfolio. An overweight duration position in the U.S. market and an underweight position in the Japanese market were also additive to performance. However, country spread positions, such as long positions in U.S. Treasuries versus Australian and Canadian government bonds, detracted from performance.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

A slowly unfolding global economic rebound is the most important theme for the third quarter. Ultimately, this improvement in global economic conditions will draw interest rates higher, stabilize the U.S. dollar, and support a cyclical bull market in equities. However, we believe this growth spurt will unfold within the larger confines of a low growth world. The excess capacity resulting from the over-investment of the late 1990s has yet to be fully addressed. As a result, we will position the Fund to exploit opportunities provided by an improving global economy, while remaining cognizant of the potentially fragile nature of this economic environment.

Hartford Global Communications HLS Fund inception 12/27/2000 PERFORMANCE OVERVIEW 12/27/00 - 6/30/03 Growth of a $10,000 investment(1)

[LINE GRAPH]

                                  Global Comm   MSCI AC World
                                      IA          Free Tele          S&P500
                                  -----------   -------------        ------
12/27/2000                          10,000          10,000            10,000
12/31/2000                           9,981          10,004             9,935
1/31/2001                           11,996          10,986            10,288
2/28/2001                            9,543           9,283             9,350
3/31/2001                            8,023           8,762             8,758
4/30/2001                            8,774           9,429             9,438
5/31/2001                            8,075           8,703             9,501
6/30/2001                            7,709           8,131             9,270
7/31/2001                            7,569           8,225             9,179
8/31/2001                            6,520           7,347             8,605
9/30/2001                            6,210           7,437             7,910
10/31/2001                           5,899           7,165             8,061
11/30/2001                           6,216           7,506             8,680
12/31/2001                           6,414           7,550             8,756
1/31/2002                            5,610           6,874             8,628
2/28/2002                            5,008           6,561             8,462
3/31/2002                            5,200           6,647             8,780
4/30/2002                            4,630           5,923             8,248
5/31/2002                            4,643           5,962             8,187
6/30/2002                            4,023           5,343             7,604
7/31/2002                            3,800           5,063             7,012
8/31/2002                            4,001           5,058             7,058
9/30/2002                            3,499           4,278             6,291
10/31/2002                           4,261           5,250             6,844
11/30/2002                           4,736           5,812             7,247
12/31/2002                           4,530           5,468             6,821
1/31/2003                            4,490           5,348             6,643
2/28/2003                            4,459           5,071             6,544
3/31/2003                            4,393           5,008             6,607
4/30/2003                            4,823           5,610             7,151
5/31/2003                            5,256           6,283             7,527
6/30/2003                            5,542           6,336             7,623

Global Communications IA                  MSCI AC World Free Telecommunication
$10,000 starting value                    Services Index
$5,542 ending value                       $10,000 starting value
                                          $6,336 ending value
S&P 500 Index
$10,000 starting value
$7,623 ending value


AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                                                      1 YEAR      SINCE INCEPTION
---------------------------------------------------------------------------------
Global Comm IA                                        37.74%            -20.98%
---------------------------------------------------------------------------------
Global Comm IB                                        37.40%            -21.15%
---------------------------------------------------------------------------------
MSCI AC World Free Tele                               18.58%            -16.64%
---------------------------------------------------------------------------------
S&P 500                                               0.25%             -10.26%
---------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

ARCHANA BASI, CFA
Vice President, Portfolio Coordinator, Global Industry Analyst
Wellington Management Company, LLP

DAVID NINCIC, CFA
Vice President, Global Industry Analyst
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Global Communications HLS Fund, Class IA returned 22.33% for the six months ended June 30, 2003. The Fund outperformed both the Morgan Stanley Capital International (MSCI) All Country World Free Telecommunications Service Index, which returned 15.87% and the S&P 500 Index, which returned 11.76% over the same period. (There is no comparative Lipper variable annuity peer fund group available.)

WHY DID THE FUND PERFORM THIS WAY?

Relative to the MSCI AC World Free Telecommunications Services Index, the Fund's stock selection was the main driver of relative outperformance. Over the six-month period, we moved from an underweight to overweight position in the integrated telecommunications sub-sector versus the benchmark; we moved to an underweight position within the wireless telecommunications sub-sector. Integrated telecommunications holdings were a primary driver of absolute returns for the period; the wireless telecommunications sub-sectors were also a strong positive contributor to absolute performance. For the six-month period, the greatest contributors to absolute Fund returns were Cable & Wireless PLC (communications, United Kingdom), Nextel Communications, Inc., Class A (communications, U.S.) and Mobistar S.A. (communications, Belgium). The largest detractors from absolute Fund returns were AT&T Corp. (communications, U.S.), SBC Communications, Inc. (communications, U.S.) and Qwest Communications International, Inc. (communications, U.S.).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

While a return to health will be a multi-year process for telecommunication service companies, we believe that the process is underway. Many once-highly leveraged businesses now have strong balance sheets. Among wireline companies, our primary focus continues to be free cash flow. The companies that generate the most cash consistently will have the ability to reduce debt, buy back stock, and pay higher dividends. Wireless carriers will likely continue to contend with slowing subscriber growth and increasing price competition. Following a period of resilient U.S. wireless pricing, we are cautious about the impact of upcoming wireless local number portability. Alternatively, the probable implementation of wireline-to-wireless number portability may be a benefit to wireless carriers.

Hartford Global Financial Services HLS Fund inception 12/27/2000

PERFORMANCE OVERVIEW 12/27/00 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

                   Global Financial Services IA       MSCI Fin ex Real Estate     S&P 500
                   ----------------------------       -----------------------     ----------
12/27/2000                     10,000                          10,000              10,000
12/31/2000                      9,992                          10,174               9,935
1/31/2001                       9,866                          10,177              10,288
2/28/2001                       9,623                           9,514               9,350
3/31/2001                       9,267                           8,952               8,758
4/30/2001                       9,721                           9,333               9,438
5/31/2001                       9,963                           9,279               9,501
6/30/2001                      10,015                           9,198               9,270
7/31/2001                       9,913                           9,004               9,179
8/31/2001                       9,750                           8,906               8,605
9/30/2001                       8,861                           7,961               7,910
10/31/2001                      8,896                           7,973               8,061
11/30/2001                      9,149                           8,382               8,680
12/31/2001                      9,420                           8,477               8,756
1/31/2002                       9,002                           8,182               8,628
2/28/2002                       8,985                           8,038               8,462
3/31/2002                       9,443                           8,616               8,780
4/30/2002                       9,462                           8,643               8,248
5/31/2002                       9,345                           8,754               8,187
6/30/2002                       9,035                           8,274               7,604
7/31/2002                       8,149                           7,494               7,012
8/31/2002                       8,141                           7,591               7,058
9/30/2002                       7,204                           6,550               6,291
10/31/2002                      7,656                           7,184               6,844
11/30/2002                      8,062                           7,536               7,247
12/31/2002                      7,643                           7,097               6,821
1/31/2003                       7,297                           6,864               6,643
2/28/2003                       7,127                           6,719               6,544
3/31/2003                       7,102                           6,592               6,607
4/30/2003                       7,814                           7,515               7,151
5/31/2003                       8,211                           7,945               7,527
6/30/2003                       8,287                           8,053               7,623


Global Financial Services IA     MSCI Finance ex Real Estate Index    S&P 500 Index
$10,000 starting value           $10,000 starting value               $10,000 starting value
$ 8,287 ending value             $ 8,053 ending value                 $ 7,623 ending value


AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                                                    1 YEAR      SINCE INCEPTION
-------------------------------------------------------------------------------
Global Financial Services IA                        -8.28%           -7.22%
-------------------------------------------------------------------------------
Global Financial Services IB                        -8.51%           -7.24%
-------------------------------------------------------------------------------
MSCI Fin ex Real Estate                             -2.67%           -8.27%
-------------------------------------------------------------------------------
S&P 500                                              0.25%          -10.26%
-------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

MARK T. LYNCH, CFA
Senior Vice President, Partner, Portfolio
Coordinator, Global Industry Analyst
Wellington Management Company, LLP

THEODORE SHASTA, CFA
Senior Vice President, Partner,
Global Industry Analyst
Wellington Management Company, LLP

JENNIFER NETTESHEIM, CFA
Vice President,Global Industry Analyst
Wellington Management Company, LLP

R. ANDREW HEISKELL
Vice President,Global Industry Analyst
Wellington Management Company, LLP

ERIC HALET
Vice President, Global Industry Analyst
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Global Financial Services HLS Fund, Class IA returned 8.43% for the six months ended June 30, 2003. The Fund under-performed both the Morgan Stanley Capital International (MSCI) Finance ex-Real Estate Index, which returned 13.47% and the S&P 500 Index, which returned 11.76 % over the same period. (There is no comparative Lipper variable annuity peer fund group available.)

WHY DID THE FUND PERFORM THIS WAY?

During the period, financial stocks had positive returns that were stronger than other broad sectors as the MSCI Financials sector returned 13.7% versus the 11.46% return of the MSCI World Index. Relative to the MSCI Finance ex Real Estate Index, the Fund's stock selection and sector allocation decisions both detracted from relative performance. In particular, negative stock selection among diversified financials holdings was a primary driver of underperformance. In addition, the Fund was underweight this strongest-performing sub-sector, which also detracted from relative returns during the period; the Fund is overweight insurance stocks relative to the Index. During the period, the greatest contributors to absolute Fund returns were European banks UniCredito Italiano S.p.A. (financial services) and Royal Bank of Scotland Group PLC (banks), and diversified financial company Citigroup, Inc. (banks); the greatest detractors from absolute Fund returns were insurance company Clark, Inc. (insurance) capital markets company Investment Technology Group, Inc. (financial services) and Belgian commercial bank Dexia Belgium (banks).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

We maintain our cautious stance on most European banks given the weak economic environment and the high operating and financial leverage inherent to banks. The European Central Bank's 50 basis point interest rate cut will hinder revenue growth by squeezing margins. Among U.S. banks, we see little upside and some downside risk in most estimates for 2003. Earnings estimates require a stronger economy in the second half of the year. Loan growth has disappeared, deposit growth is slowing, margins are falling, and fee growth is faltering. Continued bright spots are mortgage banking, home equity lending, and the improvement in corporate credit quality.

Our view of the insurance sector remains favorable, although property-casualty companies are challenged by prior losses and poor investment returns. While premiums in the property business have stabilized, those in the casualty business continue to rise, demand remains strong, and we expect pricing to be adequate or better for the next several years. Key drivers for the insurance industry will be a strong property-casualty pricing cycle, stable or higher interest rates, an improving economy, and a continued better tone in the capital markets.

Hartford Global Health HLS Fund inception 5/1/2000

PERFORMANCE OVERVIEW 5/1/00 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

                           Global Health IA        GS Health Care      S&P 500
                           ----------------        --------------      -------
5/1/2000                   10,000                   10,000             10,000
5/31/2000                  10,246                   10,391              9,689
6/30/2000                  11,908                   11,522              9,928
7/31/2000                  12,165                   11,132              9,773
8/31/2000                  12,828                   11,534             10,380
9/30/2000                  13,691                   12,043              9,832
10/31/2000                 13,911                   12,333              9,790
11/30/2000                 14,268                   12,507              9,019
12/31/2000                 14,818                   12,959              9,063
1/31/2001                  13,996                   11,763              9,385
2/28/2001                  13,953                   11,708              8,529
3/31/2001                  13,103                   10,664              7,989
4/30/2001                  13,814                   11,130              8,609
5/31/2001                  14,476                   11,375              8,667
6/30/2001                  14,548                   11,088              8,456
7/31/2001                  14,475                   11,392              8,373
8/31/2001                  14,259                   11,100              7,849
9/30/2001                  13,803                   11,014              7,216
10/31/2001                 14,128                   11,029              7,354
11/30/2001                 14,915                   11,619              7,918
12/31/2001                 15,120                   11,399              7,987
1/31/2002                  14,697                   11,094              7,871
2/28/2002                  14,770                   11,038              7,719
3/31/2002                  15,160                   11,176              8,009
4/30/2002                  14,647                   10,478              7,524
5/31/2002                  14,202                   10,274              7,469
6/30/2002                  12,923                    9,297              6,937
7/31/2002                  12,557                    9,093              6,397
8/31/2002                  12,342                    9,158              6,438
9/30/2002                  11,594                    8,669              5,739
10/31/2002                 12,341                    9,072              6,243
11/30/2002                 13,180                    9,325              6,611
12/31/2002                 12,554                    9,002              6,223
1/31/2003                  12,372                    9,007              6,060
2/28/2003                  11,987                    8,852              5,969
3/31/2003                  12,142                    9,121              6,027
4/30/2003                  13,194                    9,541              6,523
5/31/2003                  14,436                    9,986              6,866
6/30/2003                  14,762                   10,414              6,954

Global Health IA             Goldman Sachs Health Care Index      S&P 500 Index
$10,000 starting value       $10,000 starting value               $10,000 starting value
$14,762 ending value         $10,414 ending value                 $ 6,954 ending value




AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                                                    1 YEAR      SINCE INCEPTION
-------------------------------------------------------------------------------

Global Health IA                                    14.23%            13.10%
-------------------------------------------------------------------------------
Global Health IB                                    13.94%            12.87%
-------------------------------------------------------------------------------
GS Health Care                                      12.02%             1.29%
-------------------------------------------------------------------------------
S&P 500                                              0.25%           -10.85%
-------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

JOSEPH H. SCHWARTZ, CFA
Senior Vice President, Partner, Portfolio Coordinator,
Global Industry Analyst
Wellington Management Company, LLP

JEAN M. HYNES, CFA
Senior Vice President, Partner, Global Industry Analyst
Wellington Management Company, LLP

ANN C. GALLO
Senior Vice President, Partner,
Global Industry Analyst
Wellington Management Company, LLP

KIRK J. MAYER, CFA
Vice President, Global Industry Analyst
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Global Health HLS Fund, Class IA returned 17.59% for the six months ended June 30, 2003. The Fund outperformed both the Goldman Sachs Health Care Index, which returned 15.69% and the S&P 500 Index, which returned 11.76 % over the same period. (There is no comparative Lipper variable annuity peer fund group available.)

WHY DID THE FUND PERFORM THIS WAY?

During the period, health care stocks had strong positive returns but were slightly weaker than other broad sectors as the MSCI Health Care sector returned 10.8% versus the 11.46% return of the MSCI World Index. Relative to the Goldman Sachs Health Care Index, stock selection drove the Fund's outperformance. In particular, good stock selection among our health care equipment and services holdings was a primary driver. The key absolute contributors within the portfolio during this time period included Genzyme Corp. (drugs) and Guidant Corp. (medical instruments & supplies). The greatest detractors were HealthSouth, Inc. (health services), which was held for an interim time during the period, and Schering-Plough Corp. (drugs). Over the period, the Fund maintained an overweight to biotechnology stocks relative to the benchmark. We remain of the belief that valuations in this sub-sector do not adequately reflect the potential of new product pipelines which have been building in recent years reflecting technological developments within the biotechnology and genomics arena. This positioning has served the Fund well as investors have flocked back to the higher beta sectors of the market, including biotechnology.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

As expected, the noise arising from the debate about the U.S. health care system has intensified in 2003. As the Maine Rx case reminded the market, we are likely to see continued programs at the U.S. state level to control the growth of Medicaid spending. However, the long-term natural growth trajectory of the health care sector remains intact, driven by powerful forces such as demographics, technological innovation and global expansion. Within the pharmaceutical industry, the impending launches of products give us confidence in the earnings recovery in 2003. Product introductions have historically provided pharmaceutical companies with significant ability to leverage cost bases. Investment opportunities are present in cases where the market underestimates a company's leverage ability. Future fundamentals of the biotechnology industry and the potential to develop and sell breakthrough medicines remain unchanged. Biotechnology companies are leveraged to the FDA's higher risk tolerance posture on orphan cancer drugs.

Within health care services, we are seeing rate increases and decelerating utilization trends, after several years of strong fundamental performance in the sub-sector. However, health plans will benefit from reduced utilization initially as 2003 rate increases have been locked in and decelerating medical costs will likely create upside surprises to earnings. Within medical devices, cardiovascular disease presents significant new market opportunities for companies, with cardiac rhythm management being an area particularly ripe for growth.

Hartford Global Leaders HLS Fund inception 9/30/1998

PERFORMANCE OVERVIEW 9/30/98 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

                                Global Leaders IA           MSCI World
                                -----------------           ----------
9/30/1998                            10,000                    10,000
12/31/1998                           13,188                    12,122
3/31/1999                            14,140                    12,566
6/30/1999                            14,974                    13,176
9/30/1999                            14,930                    12,991
12/31/1999                           19,830                    15,194
3/31/2000                            21,161                    15,361
6/30/2000                            20,430                    14,827
9/30/2000                            19,982                    14,093
12/31/2000                           18,429                    13,231
3/31/2001                            15,624                    11,541
6/30/2001                            16,215                    11,861
9/30/2001                            13,654                    10,165
12/31/2001                           15,373                    11,046
3/31/2002                            15,250                    11,114
6/30/2002                            14,111                    10,095
9/30/2002                            11,285                     8,247
12/31/2002                           12,375                     8,886
3/31/2003                            11,656                     8,447
6/30/2003                            14,076                     9,904


Global Leaders IA                       MSCI World Index
$10,000 starting value                  $10,000 starting value
$14,076 ending value                    $9,904 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                                                 1 YEAR        SINCE INCEPTION
------------------------------------------------------------------------------
Global Leaders IA                                -0.25%               7.46%
------------------------------------------------------------------------------
Global Leaders IB                                -0.50%               7.25%
------------------------------------------------------------------------------
MSCI World                                       -1.90%              -0.20%
------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

ANDREW S. OFFIT
Senior Vice President, Partner
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Global Leaders HLS Fund, Class IA returned 13.75% for the six months ended June 30, 2003. The Fund outperformed both the Lipper Global Funds VA-UF Average, which returned 10.70%, and the Morgan Stanley Capital International
(MSCI) World Index, which returned 11.46% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

After taking a step back in the first quarter, global equities took two giant steps forward in the second quarter, surging over 17% for the period (as measured by the MSCI World Index). The rebound was broad based, with all developed markets participating in the advance and several of the ten broad market sectors registering double-digit returns. The rally was propelled by some early signs of improvement in the global economy and reduced uncertainty in the geopolitical arena. Successful stock picking remains the hallmark of the Fund as our stock selection significantly contributed to our performance. Stock selection within information technology, consumer discretionary and financials helped performance while stock selection within materials, and consumer staples detracted from performance. The three biggest contributors to performance were the French technology hardware company Alcatel S.A. (communications), the Canadian technology hardware company Nortel Networks Corp. (communications) and Yahoo Japan Corp. (software & services). The three biggest detractors from performance were Lukoil Holdings ADR (metals, minerals & mining), the Russian oil and gas company, Fast Retailing (retail), the Japanese specialty retailing company and Tyco International Ltd. (consumer non-durables), the industrial conglomerate.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

We continue to be positioned for economic growth and focused on companies that have improving prospects or where fundamentals are better than generally believed. For many of the companies we follow, time is on their side. With each passing quarter, business conditions slowly improve and comparisons become clearer. We remain positioned for growth. By remaining in global leading growth companies, we believe we are better positioned to benefit from the strong market conditions rather than trying to jump when the market showed signs of improvement. We are not trying to time short-term fluctuations in the markets, but after three years of slowing economic data and declining markets, we believe that our overweights in names with solid growth fundamentals position us well to benefit from a return to normalcy.

Hartford Global Technology HLS Fund inception 5/1/2000
PERFORMANCE OVERVIEW 5/1/00 - 6/30/03

Growth of a $10,000 investment(1)

[LINE GRAPH]

                            Global Technology IA     GS Tech Comp     S&P 500
                            --------------------     ------------     -------
5/1/2000                            10,000               10,000        10,000
6/30/2000                           10,278                9,992         9,928
9/30/2000                            9,406                9,022         9,832
12/31/2000                           6,263                5,880         9,063
3/31/2001                            4,896                4,260         7,989
6/30/2001                            5,587                4,884         8,456
9/30/2001                            3,446                3,148         7,216
12/31/2001                           4,834                4,200         7,987
3/31/2002                            4,497                3,894         8,009
6/30/2002                            3,339                2,814         6,937
9/30/2002                            2,428                2,051         5,739
12/31/2002                           2,969                2,509         6,223
3/31/2003                            3,029                2,496         6,027
6/30/2003                            3,753                3,056         6,954

Global Technology IA           Goldman Sachs Technology Composite Index
$10,000 starting value         $10,000 starting value
$ 3,753 ending value           $ 3,056 ending value

S&P 500 Index
$10,000 starting value
$ 6,954 ending value


AVERAGE ANNUAL RETURNS(2)  (as of 6/30/03)

                                                         1 YEAR      SINCE INCEPTION
------------------------------------------------------------------------------------
Global Technology IA                                     12.39%          -26.65%
--------------------------------------------------------------------------------
Global Technology IB                                     12.11%          -26.77%
--------------------------------------------------------------------------------
GS Tech Comp                                              8.61%          -31.24%
--------------------------------------------------------------------------------
S&P 500                                                   0.25%          -10.85%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGEMENT TEAM

SCOTT E. SIMPSON
Senior Vice President, Partner, Portfolio
Coordinator, Global Industry Analyst
Wellington Management Company, LLP

JOHN F. AVERILL, CFA
Senior Vice President, Partner,
Global Industry Analyst
Wellington Management Company, LLP

ERIC STROMQUIST
Senior Vice President, Partner,
Global Industry Analyst
Wellington Management Company, LLP

BRUCE L. GLAZER
Vice President, Global Industry Analyst
Wellington Management Company, LLP

ANITA M. KILLIAN, CFA
Vice President, Global Industry Analyst
Wellington Management Company, LLP

VIKRAM MURTHY

HOW DID THE FUND PERFORM?

Hartford Global Technology HLS Fund, Class IA returned 26.41% for the six months ended June 30, 2003. The Fund outperformed both the Goldman Sachs Technology Composite Index, which returned 21.83% and the S&P 500 Index, which returned
11.76 % over the same period. (There is no comparative Lipper variable annuity peer fund group available.)

WHY DID THE FUND PERFORM THIS WAY?

In the first six months of the year, technology stocks globally posted significantly stronger returns than other broad sectors as the MSCI Information Technology sector returned 17.79% versus the 11.46% return of the MSCI World Index. During the period, a degree of confidence returned to the market, especially benefiting more speculative or higher beta areas of the market. Relative to the Goldman Sachs Technology Composite Index, the Fund's stock selection drove performance. The benefits were split among our stock selection in technology hardware & equipment, software & services and semiconductors. Our positioning within hardware & equipment is weighted toward wireless equipment, while our positioning within software & services is weighted toward services stocks. For the period, the greatest contributors to absolute return were Cendant Corp. (business services) and Maxtor Corp. (computers & office equipment), while the greatest detractors were Microsoft Corp. (software & services) and Accenture Ltd. (business services).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Demand for technology should strengthen, aided by the substantial fiscal and monetary stimuli. Global semiconductor sales are improving thanks to increased demand from telecoms, despite a sharp drop in Chinese wireless-chip demand. Once SARS and geopolitics get under control, demand should return to all regions and semiconductors should outperform through '04-`05. SARS also slowed the growth of wireless handsets, but an upgrade cycle is underway, led by camera-enabled phones. Computer storage stocks seem expensive but enjoy high unit-growth. Data processing continues to enjoy strong demand; a period of consolidation among software companies has begun.

Technology advances show no signs of slowing down: the computer and telecommunications revolution has barely begun. However, innovation will only translate into successful products once the economy stabilizes, and both investment capital and consumer confidence come back. This is a sector that will keep offering some solid investment opportunities to the investment professional, but the opportunistic speculator may find it a difficult one to second-guess.

Hartford Growth HLS Fund inception 4/30/2002

PERFORMANCE OVERVIEW 4/30/02 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

                                  Growth IA        Russell 1000 Growth
                                  ---------        -------------------
4/30/2002                           10,000                10,000
5/31/2002                            9,774                 9,758
6/30/2002                            8,954                 8,856
7/31/2002                            8,406                 8,369
8/31/2002                            8,559                 8,394
9/30/2002                            7,939                 7,523
10/31/2002                           8,722                 8,213
11/30/2002                           9,204                 8,659
12/31/2002                           8,657                 8,061
1/31/2003                            8,455                 7,865
2/28/2003                            8,311                 7,829
3/31/2003                            8,577                 7,975
4/30/2003                            9,282                 8,564
5/31/2003                            9,741                 8,991
6/30/2003                            9,968                 9,115

Growth IA                      Russell 1000 Growth Index
$10,000 starting value         $10,000 starting value
$ 9,968 ending value           $ 9,115 ending value


AVERAGE ANNUAL RETURNS (as of 6/30/03)

                                                  1 YEAR          SINCE INCEPTION
---------------------------------------------------------------------------------
Growth IA                                         11.33%                -0.27%
------------------------------------------------------------------------------
Growth IB                                         11.06%                -0.52%
------------------------------------------------------------------------------
Russell 1000 Growth                                2.93%                -7.63%
------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

ANDREW J. SHILLING, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Growth HLS Fund, Class IA returned 15.14% for the six months ended June 30, 2003. The Fund outperformed both the Lipper Large Cap Growth VA-UF Average, which returned 12.88%, and the Russell 1000 Growth Index, which returned 13.08% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's out-performance during the period was primarily due to stock selection, which added value in financials, health care and consumer discretionary, but detracted in telecommunications, industrials and technology. Within technology, lower quality, distressed companies performed better than many of our larger-cap, stable growth holdings. With respect to sector allocation, the Fund's overweight position in consumer discretionary and underweight positions in consumer staples added to performance. The top three contributors to performance were eBay, Inc. (retail) Apollo Group, Inc. (education) and InterActiveCorp. (media & entertainment).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Going forward, while we expect the recovery to continue to grow at a more moderate pace as compared to prior cycles, our optimism has improved at the margin. The economy is cyclical and the economic cycle is greatly influenced by psychology and the inventory cycle. While the consumer has held up well during the down-cycle, supported by a housing refinance boom, business spending has been weak. Once corporate psychology improves to the point that pent up projects are released the positive feedback loop of psychology and the inventory cycle can be put into play. Inventories remain at very low levels, so there is reason to believe that the boost to the economy from inventory growth could be substantial. Reduced geo-political uncertainty and aggressive economic policy conditions have lowered investors' risk aversion and improved capital market sentiment. This condition has reduced the financial distress of consumers, corporations and emerging markets government borrowers alike, setting the stage for improved growth in the quarters ahead. This enhanced economic backdrop should bode well for corporate profit growth and investor sentiment.

Hartford Growth and Income HLS Fund inception 5/29/1998

PERFORMANCE OVERVIEW 5/29/98 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

                           Growth and Income IA          S&P 500
                           --------------------          -------
5/31/1998                           10,000                10,000
6/30/1998                           10,406                10,406
9/30/1998                            9,619                 9,371
12/31/1998                          11,905                11,366
3/31/1999                           12,415                11,932
6/30/1999                           13,373                12,774
9/30/1999                           12,540                11,976
12/31/1999                          14,503                13,757
3/31/2000                           15,171                14,072
6/30/2000                           14,747                13,699
9/30/2000                           14,717                13,566
12/31/2000                          13,684                12,505
3/31/2001                           12,481                11,023
6/30/2001                           13,352                11,668
9/30/2001                           11,282                 9,956
12/31/2001                          12,587                11,021
3/31/2002                           12,391                11,051
6/30/2002                           10,482                 9,572
9/30/2002                            8,754                 7,919
12/31/2002                           9,484                 8,586
3/31/2003                            9,091                 8,316
6/30/2003                           10,431                 9,595

Growth and Income IA          S&P 500 Index
$10,000 starting value        $10,000 starting value
$10,431 ending value          $ 9,595 ending value


AVERAGE ANNUAL RETURNS(2)  (as of 6/30/03)

                                            1 YEAR    5 YEAR      SINCE INCEPTION
---------------------------------------------------------------------------------
Growth and Income IA                        -0.48%     0.05%            0.83%
-----------------------------------------------------------------------------
Growth and Income IB                        -0.73%    -0.17%            0.62%
-----------------------------------------------------------------------------
S&P 500                                      0.25%    -1.61%           -0.81%
-----------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

JAMES A. RULLO, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Growth and Income HLS Fund, Class IA returned 9.99% for the six months ended June 30, 2003. The Fund underperformed both the Lipper Large Cap Core VA-UF Average, which returned 10.79%, and the S&P 500 Index, which returned 11.76% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Equities rallied strongly in the second quarter, as an end to the major military action in Iraq, better-than-expected first quarter corporate earnings results, and a $350 billion stimulus and tax reform package approved in Washington encouraged investors. The Fund underperformed its market benchmark during the six-month period primarily due to poor stock selection in the consumer discretionary and information technology sectors. However, strong stock selection amongst industrials and financials names contributed positively to the Fund's relative performance. Citigroup, Inc. (banks), Capital One Financial Corp. (banks) and Cisco Systems, Inc. (computers & equipment) were three of the top contributing stocks. Schering-Plough Corp. (drugs), Qwest Communications International, Inc. (communications) and Pepsi Bottling Group, Inc. (food, beverage & tobacco) were three of the most significant detractors from relative returns.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Low interest rates, a weaker U.S. dollar and loose fiscal policy are providing economic stimulus that is without precedent in the last thirty years. Tax cuts and low interest rates should provide a temporary boost to consumption, but ultimately jobs are needed to bolster the recovery. We expect to see some modest employment creation by the fourth quarter, followed by a self-sustaining upturn in jobs and consumption next year. In response to the aggressive economic stimulus, we anticipate that the U.S. will again become an engine of growth for the rest of the world.

Hartford Growth Opportunities HLS Fund inception 3/24/1987
PERFORMANCE OVERVIEW 6/30/93 - 6/30/03

Growth of a $10,000 investment(1)

[LINE GRAPH]

                              Growth Opportunities IA    Russell 3000 Growth
                              -----------------------    -------------------
6/30/1993                      10,000                       10,000
6/30/1994                       9,388                        9,980
6/30/1995                      12,190                       12,980
6/28/1996                      14,543                       16,571
6/30/1997                      16,297                       21,297
6/30/1998                      19,821                       27,600
6/30/1999                      21,429                       34,660
6/30/2000                      36,279                       43,623
6/30/2001                      27,424                       28,221
6/30/2002                      20,789                       20,774
6/30/2003                      22,223                       21,351

Growth Opportunities IA            Russell 3000 Growth Index
$10,000 starting value             $10,000 starting value
$22,223 ending value               $21,351 ending value



AVERAGE ANNUAL RETURNS (as of 6/30/03)

                                                 1 YEAR   5 YEARS      10 YEARS
-------------------------------------------------------------------------------
Growth Opportunities IA                          6.90%     2.31%        8.31%
-------------------------------------------------------------------------------
Growth Opportunities IB(3)                       6.63%     2.06%        8.04%
-------------------------------------------------------------------------------
Russell 3000 Growth                              2.78%    -5.00%        7.88%
-------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

MICHAEL T. CARMEN, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Growth Opportunities HLS Fund, Class IA returned 21.15% for the six months ended June 30, 2003. The Fund outperformed both the Lipper Multi Cap Growth VA-UF Average, which returned 16.23%, and the Russell 3000 Growth Index, which returned 13.48% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Over the six-month period the equity markets entered a sustained rally around the middle of March fueled by increased investor risk tolerance amid the resolution of the Iraqi conflict, massive fiscal stimulus, and an improved corporate earnings picture. The Fund's outperformance versus its market benchmark resulted from a combination of timely sector allocation and accurate stock selection. In terms of stock selection, the strongest sectors were health care and industrials, while information technology proved to be the weakest. The top three contributors to the Fund's overall performance over this six-month period were Cendant Corp. (business services), American Tower Corp., Class A (communications) and Career Education Corp. (education), and the top three detractors were NDCHealth Corp. (health services), Schering-Plough Corp. (drugs) and Cephalon Inc. (drugs).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

We believe the U.S. economy is currently primed for growth, with low interest rates, weakness in the U.S. dollar, and a large fiscal stimulus package all combining to increase liquidity and accelerate the economic recovery. Consumers should benefit from this favorable environment, as continued refinancings and tax cuts and rebates increase disposable income in the second half. In spite of improving investor and consumer sentiment, longer-term stabilization will depend on an improved employment picture, which has yet to occur. As we enter the second half of the year, the Fund's consumer discretionary position is significantly overweight relative to the market benchmark, and we are underweight consumer staples, information technology and financials.

Hartford High Yield HLS Fund inception 9/30/1998
PERFORMANCE OVERVIEW 9/30/98 - 6/30/03

Growth of a $10,000 investment(1)

[LINE GRAPH]

                                    High Yield IA       Lehman HY Corp
                                    -------------       --------------
9/30/1998                           10,000                10,000
12/31/1998                          10,368                10,213
3/31/1999                           10,695                10,402
6/30/1999                           10,703                10,437
9/30/1999                           10,599                10,289
12/31/1999                          10,856                10,457
3/31/2000                           10,637                10,212
6/30/2000                           10,840                10,330
9/30/2000                           11,067                10,388
12/31/2000                          10,968                 9,844
3/31/2001                           11,489                10,469
6/30/2001                           11,018                10,230
9/30/2001                           10,592                 9,797
12/31/2001                          11,263                10,363
3/31/2002                           10,905                10,538
6/30/2002                           10,409                 9,862
9/30/2002                            9,791                 9,573
12/31/2002                          10,487                10,218
3/31/2003                           11,148                10,995
6/30/2003                           12,077                12,106

High Yield IA                      Lehman Brothers High Yield Corporate Index
$10,000 starting value             $10,000 starting value
$12,077 ending value               $12,106 ending value



AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                                                      1 YEAR      SINCE INCEPTION
---------------------------------------------------------------------------------
High Yield IA                                         16.03%           4.05%
---------------------------------------------------------------------------------
High Yield IB                                         15.74%           3.84%
---------------------------------------------------------------------------------
Lehman HY Corp                                        22.76%           4.11%
---------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGERS

DAVID HILLMEYER, CFA
Vice President
Hartford Investment Management Company

CHRISTINE MOZONSKI
Vice President
Hartford Investment Management Company

HOW DID THE FUND PERFORM?

Hartford High Yield HLS Fund, Class IA returned 15.16% for the six months ended June 30, 2003. The Fund outperformed the Lipper High Current Yield VA-UF Average, which returned 14.23%, over the same period. The Fund underperformed the Lehman Brothers High Yield Corporate Index, which returned 18.48% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's overweight to the wireline and technology sectors contributed to strong performance over the last six months as several of the holdings are more highly rated, and therefore traded more closely with the Treasury market. Independent power producers continue to trade well as liquidity returns to the sector and power prices are showing some sign of improving. Finally, our holdings in the cable sector also benefited Fund performance from improved liquidity and some merger and acquisition activity providing additional data points for setting valuations.

During the second quarter, we reduced our overweight to the chemical sector on concerns of lackluster demand for products and a significant squeeze in margin. This margin pressure is the direct result of the increased costs of the basic materials. However, we will look to increase our exposure to this sector as the market prices in the anticipated disappointing second quarter numbers.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

As the U.S. economy works its way through continued uncertainty in the market, we remain constructive on the high yield market. We expect the number of ratings downgrades to slow and default rates to further decline as firms continue to focus on strengthening their balance sheets, curtail stock buyback programs and opt instead to repurchase debt.

Acknowledging the strong returns over the past several quarters, we continue to emphasize sectors and issuers where fiscal reform remains that of managements' primary concern. Due to the lack of meaningful top line growth, such reform is essential to supporting bond prices after such returns. We are maintaining our overweight to the wireline sector as fiscal reform continues and the opportunity for positive event risk remains.

We believe that the lodging sector and the paper sector present attractive opportunities. With REVPAR (revenue per available room) firming, and the war in Iraq and SARS behind us, lodging appears positioned to take advantage of the resurgence in summer travel. We are favoring the paper sector given that the supply and demand picture could improve meaningfully with any slight uptick in economic activity. We have, however, begun to reduce our holding to the metal and mining sector on concerns about the potential for tariffs to be lifted at the end of the year.

Hartford Index HLS Fund inception 5/1/1987
PERFORMANCE OVERVIEW 6/30/93 - 6/30/03

Growth of a $10,000 investment(1)

[LINE GRAPH]

                                    Index IA           S&P 500
                                    --------           -------
6/30/1993                           10,000                10,000
6/30/1994                           10,098                10,140
6/30/1995                           12,660                12,780
6/28/1996                           15,832                16,097
6/30/1997                           21,180                21,677
6/30/1998                           27,442                28,211
6/30/1999                           33,534                34,631
6/30/2000                           35,809                37,138
6/30/2001                           30,366                31,632
6/30/2002                           24,786                25,949
6/30/2003                           24,744                26,013


Index IA                           S&P 500 Index
$10,000 starting value             $10,000 starting value
$24,744 ending value               $26,013 ending value


AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                                           1 YEAR       5 YEARS        10 YEARS
-------------------------------------------------------------------------------
Index IA                                   -0.17%       -2.05%            9.48%
-------------------------------------------------------------------------------
Index IB(5)                                -0.42%       -2.26%            9.23%
-------------------------------------------------------------------------------
S&P 500                                     0.25%       -1.61%           10.03%
-------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

JULIET MURPHY, CFA, CPA
Investment Officer
Hartford Investment Management Company

HOW DID THE FUND PERFORM?

Hartford Index HLS Fund, Class IA returned 11.54% for the six months ended June 30, 2003. The Fund outperformed the Lipper S&P 500 Index Objective VA-UF Average, which returned 11.50%, over the same period. The Fund underperformed the S&P 500 Index, which returned 11.76% over the same period.

WHY DID THE FUND PERFORM THIS WAY?
The year started off on a negative note, with benign to disappointing earnings numbers dominating headlines. More importantly, though, was a string of decreased earnings estimates for both the first quarter and full year of 2003, driving the market lower. Economic releases were mostly unfavorable, and the uncertainty surrounding the situation with Iraq was discouraging for many investors. The combination of these issues was providing investors little incentive to put money to work in equities.

The second quarter started off on a high note returning 15.4%. The markets were driven by headline news, particularly the war in Iraq, which was shorter and less intense than we had been warned in March. Corporate earnings announcements were much more positive than recent past quarters, and even though economic news was mixed, investors were ready to dabble in equities again. All sectors were positive for the second quarter, with telecom services leading at 21.6%, followed by utilities at 21.3%, and consumer discretionary at 19%. Energy was the worst performing sector, with still a positive return at 7.1%. All other sectors returned double digits.

The S&P index experienced 1-year highs the first week, and peaked during the second week in June. Positive performance was driven by economic news, with releases coming either in line or slightly above expectations. But the few negative economic items weighed on the markets more heavily than they had in the prior two months. The last week of June was a tough one, with a slew of negative earnings pre-announcements coming out, planting the seed that perhaps we're not on the road to recovery. Also taking a toll was the 25 basis point rate cut; reports out the following day indicated that investors were expecting a 50 basis point cut.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

We expect the month of July to be dominated by earnings reports more-so than by headline news. The earnings coming out will set the tone for the market through year-end. Last quarter, investors were optimistic after a shorter-than-expected war, and improved announcements added to the euphoria. Without the positive post-conflict halo, unfavorable earnings reports could weigh very heavily on the psyche of the investor. For the past few months, it appears that investors have been viewing market pull-backs as opportunities to buy, versus just a few months ago when downturns were considered to be another reason to sell. We think this trend can continue if we make it through earnings season without any major disappointments.

Hartford International Capital Appreciation HLS Fund inception 4/30/2001

PERFORMANCE OVERVIEW 4/30/01 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

                                International
                                   Capital
                               Appreciation IA        MSCI EAFE
                               ---------------        ---------
4/30/2001                           10,000                10,000
5/31/2001                            9,406                 9,655
6/30/2001                            8,978                 9,264
7/31/2001                            8,834                 9,096
8/31/2001                            8,353                 8,868
9/30/2001                            7,351                 7,971
10/31/2001                           7,710                 8,175
11/30/2001                           8,359                 8,477
12/31/2001                           8,602                 8,528
1/31/2002                            8,253                 8,076
2/28/2002                            8,394                 8,133
3/31/2002                            8,844                 8,616
4/30/2002                            8,727                 8,639
5/31/2002                            8,822                 8,756
6/30/2002                            8,407                 8,411
7/31/2002                            7,654                 7,582
8/31/2002                            7,563                 7,566
9/30/2002                            6,678                 6,756
10/31/2002                           7,229                 7,120
11/30/2002                           7,823                 7,443
12/31/2002                           7,121                 7,194
1/31/2003                            7,201                 6,894
2/28/2003                            7,062                 6,736
3/31/2003                            6,860                 6,609
4/30/2003                            7,675                 7,265
5/31/2003                            8,344                 7,711
6/30/2003                            8,574                 7,902

International Capital Appreciation IA        MSCI EAFE
$10,000 starting value                       $10,000 starting value
$8,574 ending value                          $7,902 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                                                     1 YEAR      SINCE INCEPTION
--------------------------------------------------------------------------------
International Capital Appreciation IA                1.98%             -6.85%
--------------------------------------------------------------------------------
International Capital Appreciation IB                1.73%             -7.05%
--------------------------------------------------------------------------------
MSCI EAFE                                            -6.05%           -10.29%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

ANDREW S. OFFIT
Senior Vice President, Partner
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford International Capital Appreciation HLS Fund, Class IA returned 20.40% for the six months ended June 30, 2003. The Fund outperformed both the Lipper International VA-UF Average, which returned 8.99%, and the Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Index, which returned 9.84% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Generally international stocks underperformed U.S. stocks, as the MSCI EAFE Index underperformed the S&P 500 Index return of 11.76% for the six-month period. Technology was the best performing sector of the MSCI EAFE index. The Fund benefited from an overweight position in technology, as well as excellent stock selection in the sector. Relative to its MSCI EAFE benchmark, the Fund also had good selection in consumer staples and health care. Overall, stock selection, which is the main focus of the Fund's process, was very additive to returns, while sector allocation decisions were modestly positive. The three largest contributors to absolute returns were all from the technology sector:
Alcatel S.A (communications, France), Yahoo Japan Corp. (software & services, Japan) and Nortel Networks Corp. (communications, Canada). The three largest detractors were Fast Systems Inc. (retail, Japan), Capita Group PLC (business services, United Kingdom) and Tyco International Ltd. (consumer non-durables, U.S.).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Our investment thesis remains unchanged. In the present environment, where market volatility continues and stock picking is increasingly critical, we have confidence in our process to achieve superior returns. For many of the companies we follow, time is on their side with every passing quarter business conditions slowly improve and year-on-year earnings comparisons get easier.

Hartford International Opportunities HLS Fund inception 7/2/1990
PERFORMANCE OVERVIEW 6/30/93 - 6/30/03

Growth of a $10,000 investment(1)

[LINE GRAPH]

                            International Opp. IA   MSCI AC World Free
                            ----------------------  ------------------
6/30/1993                           10,000               10,000
6/30/1994                           11,889               11,747
6/30/1995                           12,374               12,007
6/28/1996                           14,660               13,588
6/30/1997                           16,927               15,509
6/30/1998                           17,980               15,724
6/30/1999                           19,313               17,222
6/30/2000                           22,998               20,340
6/30/2001                           17,376               15,497
6/30/2002                           16,002               14,232
6/30/2003                           14,385               13,364

International Opportunities IA     MSCI AC World Free ex US Index
$10,000 starting value             $10,000 starting value
$14,385 ending value               $13,364 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                                              1 YEAR    5 YEARS        10 YEARS
-------------------------------------------------------------------------------
International Opp. IA                         -10.10%   -4.36%           3.70%
-------------------------------------------------------------------------------
International Opp. IB(4)                      -10.33%   -4.55%           3.47%
-------------------------------------------------------------------------------
MSCI AC World Free                            -4.20%    -2.81%           3.15%
-------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

TROND SKRAMSTAD
Senior Vice President, Partner, Director of International Equities Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund, Class IA returned 6.73% for the six months ended June 30, 2003. The Fund underperformed both the Lipper International VA-UF Average, which returned 8.99%, and the Morgan Stanley Capital International (MSCI) All-Country World Free ex US Index, which returned 11.10%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Over the six-month period ended June 30, 2003, global equity markets rebounded from their March lows on the heels of the end of combat in Iraq, relative calm in other geopolitical hotspots, and nascent signs that the global economy could emerge from its current sluggish state in the second half of the year. Europe rose 11.4%, helped by the 4% increase in the European currencies versus the U.S. Dollar, the Pac Basin ex-Japan was up 16.0%, and Japan rose 3.1%, the weakest of the major regions. Emerging markets were up 16.1%. Strong country allocation decisions in the Fund, particularly the underweights in Japan and developed Asia and the overweight in emerging markets were outweighed by weak stock selection in North America and Japan. At the stock level, the lone sector of positive selection was strongest in consumer staples. This strong performance was negated by stock selection within information technology, materials, and telecommunication. The three biggest contributors to performance were Royal Bank of Scotland Group PLC (banks, United Kingdom), National Bank of Canada (banks, Canada), both commercial banks, and AstraZeneca PLC (drugs, United Kingdom).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

With interest rates at or near record lows around the globe, massive fiscal stimulus packages in the U.S. and to a lesser degree elsewhere, and relative calm on the geopolitical front, we expect that economic growth will finally show meaningful signs of improvement in the second half. The interest rate cuts that we began to see in early 2001, which have left rates in most cases at or near post-World War II lows, should have begun to spur growth in a more "normal" environment long before now. The dampening effect of corporate and consumer retrenching following the 1990s excesses have thus far, to a large extent, offset the desired effect of the interest rate cuts. With capacity utilization likely showing improvement, consumer spending continuing at a reasonable pace and likely accelerating into year-end, and investment spending expected to modestly improve, we believe that the various stimulus efforts are finally beginning to gradually gain traction in the economy.

Hartford International Small Company HLS Fund inception 4/30/2001
PERFORMANCE OVERVIEW 4/30/01 - 6/30/03

Growth of a $10,000 investment(1)

[LINE GRAPH]


                     International Small Company IA    Citigroup BMI
                     ------------------------------    -------------
4/30/2001                        10,000                    10,000
5/31/2001                        10,356                    10,051
6/30/2001                         9,781                     9,730
7/31/2001                         9,610                     9,365
8/31/2001                         9,631                     9,388
9/30/2001                         8,374                     8,233
10/31/2001                        8,926                     8,554
11/30/2001                        9,559                     8,875
12/31/2001                        9,402                     8,758
1/31/2002                         9,241                     8,585
2/28/2002                         9,229                     8,792
3/31/2002                         9,643                     9,305
4/30/2002                        10,043                     9,565
5/31/2002                        10,328                     9,980
6/30/2002                        10,222                     9,671
7/31/2002                         9,621                     9,000
8/31/2002                         9,384                     8,917
9/30/2002                         8,412                     8,188
10/31/2002                        8,487                     8,117
11/30/2002                        8,750                     8,408
12/31/2002                        8,924                     8,345
1/31/2003                         8,673                     8,223
2/28/2003                         8,635                     8,207
3/31/2003                         8,611                     8,157
4/30/2003                         9,629                     8,834
5/31/2003                        10,403                     9,576
6/30/2003                        10,562                    10,030

International Small Co IA         Citigroup Broad Market <$2b Euro-Pacific Index
$10,000 starting value            $10,000 starting value
$10,562 ending value              $10,030 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                                                       1 YEAR      SINCE INCEPTION
----------------------------------------------------------------------------------
International Small Company IA                         3.33%             2.56%
----------------------------------------------------------------------------------
International Small Company IB                         3.07%             2.34%
----------------------------------------------------------------------------------
Citigroup BMI                                          3.71%             0.14%
----------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

EDWARD L. MAKIN
Vice President
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford International Small Company HLS Fund, Class IA returned 18.36% for the six months ended June 30, 2003. The Fund outperformed the Lipper International VA-UF Average, which returned 8.99% over the same period. The fund underper-formed the Citigroup Broad Market Index Less Than $2 billion Euro-Pacific, which returned 20.20% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Relative to its peer group, performance for the Fund benefited from strong stock selection within the industrials, consumer discretionary, and information technology sectors. Poor stock selection within health care and consumer staples was detrimental to the Fund's relative performance. From a country-specific standpoint, the Fund's strong stock selection within Switzerland and the United Kingdom was more than offset by weak security selection within Japan. Three of the top contributing stocks to Fund performance were TPI Corp. (media & entertainment, U.S.), Alstom (construction, France) and Informa Group PLC (media & entertainment, United Kingdom), while BML, Inc. (research & testing facilities, Japan), Koninklijke Numico N.V. (food, beverage & tobacco, Netherlands) and Logica PLC (energy & services, United Kingdom) were three of the holdings that were most detrimental to the Fund's absolute performance.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Looking forward, we believe there are many imbalances evident in the global economy that could have ramifications for the markets going forward. These include the huge trade and fiscal deficits of the West versus the East, the bursting of the bond-market bubble (which financed much cheap borrowing for the U.S. government in particular), and the very rapid movements in the U.S. dollar, the British pound, the Euro, and the Japanese Yen cross rates, which will impact both translated and transacted business for our companies. We continue to address these issues where relevant at the company and sector levels in the Fund. We are also cognizant of the fact that the Iraqi conflict was just one step towards a long process of achieving peace in the Middle East.

Employment uncertainty and political tensions worldwide have not ended. On the positive side, much of what we had hoped for has come to pass. In the U.S., interest rates have been cut, energy prices, although still high, have started to decline, and a tax relief package was passed by Congress. This tax stimulus should start fueling consumer and business spending in the U.S. almost immediately. Across Europe, initiatives are being taken to stimulate the consumer, as well as to stabilize house prices at current record levels. Unfortunately, this must be done within the constraints of the European Union, which limits budget deficits and debt levels that governments can tolerate in order to stimulate growth. Some change in the European Central Bank policy is required to shift the focus away from inflation control and towards policies to stimulate growth and reduce unemployment. This policy shift is now under way.

Hartford MidCap HLS Fund inception 7/14/1997
PERFORMANCE OVERVIEW 7/14/97 - 6/30/03

Growth of a $10,000 investment(1)

[LINE GRAPH]

                             MidCap IA         S&P MidCap 400
                             ---------         --------------
7/14/1997                     10,000               10,000
9/30/1997                     10,952               11,053
12/31/1997                    11,381               11,146
3/31/1998                     12,881               12,373
6/30/1998                     13,389               12,108
9/30/1998                     11,227               10,358
12/31/1998                    14,406               13,276
3/31/1999                     15,300               12,430
6/30/1999                     17,874               14,190
9/30/1999                     16,759               12,998
12/31/1999                    21,869               15,232
3/31/2000                     26,893               17,163
6/30/2000                     26,354               16,598
9/30/2000                     29,124               18,615
12/31/2000                    27,427               17,898
3/31/2001                     24,036               15,972
6/30/2001                     26,693               18,075
9/30/2001                     22,032               15,081
12/31/2001                    26,435               17,794
3/31/2002                     27,610               18,991
6/30/2002                     25,748               17,224
9/30/2002                     20,977               14,372
12/31/2002                    22,676               15,211
3/31/2003                     22,311               14,537
6/30/2003                     26,468               17,100

MidCap IA                 S&P MidCap 400 Index
$10,000 starting value    $10,000 starting value
$26,468 ending value      $17,100 ending value


AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                                           1 YEAR     5 YEARS     SINCE INCEPTION
---------------------------------------------------------------------------------
MidCap IA                                   2.80%      14.60%          17.73%
---------------------------------------------------------------------------------
MidCap IB(5)                                2.54%      14.35%          17.47%
---------------------------------------------------------------------------------
S&P MidCap 400                             -0.72%       7.15%           9.41%
---------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

PHILLIP H. PERELMUTER
Senior Vice President, Partner
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford MidCap HLS Fund, Class IA returned 16.72% for the six months ended June 30, 2003. The Fund outperformed both the S&P MidCap 400 Index, which returned 12.42%, and the Lipper Mid Cap Core VA-UF Average, which returned 13.23% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Over the last six months, mid-cap stocks have outperformed large cap stocks, as measured by the S&P 500, but underperformed small-cap stocks, as measured by the Russell 2000. The Fund's out-performance versus the S&P MidCap 400 can be traced largely to positive stock selection across health care, financials, information technology, and telecommunications names. Sector allocation had a positive, but less significant impact on performance. Three of the most positive contributors during this period were Millennium Pharmaceuticals (drugs), American Tower Corp., Class A (communications) and Countrywide Credit Industries, Inc. (banks). For the period, three of the worst contributing holdings were Pepsi Bottling Group, Inc. (food, beverage & tobacco), MGM Mirage, Inc. (hotels & gaming) and Cephalon, Inc. (drugs).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Economic stabilization has yet to translate into improved economic growth despite the U.S. government's best efforts. The Federal Reserve has continued to cut interest rates, with their most recent 25 basis point reduction in June being the eleventh cut in the past 30 months. Fiscal stimulus is expected to begin to impact the economy in July as the tax reform takes effect. The total package of $210 billion in stimulus represents approximately 2% of GDP. Clearly the magnitude of stimulus is substantial. What remains unclear is whether U.S. companies and consumers will react with increased spending or whether the stimulus will largely be absorbed by increased savings rates. We continue to believe that low capacity utilization across a number of industries will mute an economic recovery, although we are hopeful that some level of growth can be achieved. We have continued our strategy of investing in companies with the potential to provide solid earnings growth independent of the timing of an economic recovery. The Fund is currently overweight in the health care, industrials, and consumer discretionary sectors.

Hartford MidCap Value HLS Fund inception 4/30/2001

PERFORMANCE OVERVIEW 4/30/01 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

                                  MidCap Value IA    Russell 2500 Value
                                  ---------------    ------------------
4/30/2001                              10,000              10,000
5/31/2001                              10,092              10,307
6/30/2001                              10,139              10,406
7/31/2001                               9,950              10,337
8/31/2001                               9,640              10,248
9/30/2001                               8,234               9,111
10/31/2001                              8,476               9,306
11/30/2001                              9,208              10,022
12/31/2001                              9,959              10,593
1/31/2002                              10,012              10,690
2/28/2002                              10,207              10,823
3/31/2002                              10,776              11,493
4/30/2002                              10,790              11,690
5/31/2002                              10,597              11,498
6/30/2002                              10,032              11,092
7/31/2002                               8,968               9,809
8/31/2002                               8,972               9,862
9/30/2002                               8,014               9,055
10/31/2002                              8,404               9,184
11/30/2002                              9,100               9,854
12/31/2002                              8,663               9,546
1/31/2003                               8,472               9,258
2/28/2003                               8,271               9,030
3/31/2003                               8,229               9,091
4/30/2003                               9,000               9,915
5/31/2003                               9,831              10,832
6/30/2003                               9,936              11,026

MidCap Value IA            Russell 2500 Value Index
$10,000 starting value     $10,000 starting value
$ 9,936 ending value       $11,026 ending value


AVERAGE ANNUAL RETURNS(2)         (as of 6/30/03)

                                1 YEAR  SINCE INCEPTION
-------------------------------------------------------
MidCap Value IA                 -0.96%      -0.30%
-------------------------------------------------------
MidCap Value IB                 -1.21%      -0.51%
-------------------------------------------------------
Russell 2500 Value              -0.59%       4.61%
-------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

JAMES N. MORDY
Senior Vice President, Partner
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford MidCap Value HLS Fund, Class IA returned 14.69% for the six months ended June 30, 2003. The Fund outperformed the Lipper Mid Cap Value VA-UF Average, which returned 11.60% over the same period. The Fund underperformed the Russell 2500 Value Index, which returned 15.50% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Stocks in general had a dramatic comeback since the March lows. The relative success of the Iraq conflict, the Fed's aggressive monetary policy, some evidence of a recovery in the manufacturing sector, and attractive equity valuations versus other investment alternatives provided a favorable environment for stocks and gave investors some optimism about economic prospects.

During the period, our stock selection in consumer discretionary combined with our overweight allocation to the sector, provided a boost to performance relative to the market benchmark. The Fund also benefited from positive selection and allocation in the consumer staples sector. However, this was offset by poor stock selection in materials, and healthcare, which caused the Fund to trail the market benchmark for the period. The Fund's top three contributors to results were Rent-A-Center, Inc. (business services), Harman International Industries, Inc. (electronics) and Devon Energy Corp. (energy & services); the three greatest detractors were Ocean Energy, Inc. (energy & services), IMC Global, Inc. (chemicals) and AK Steel Corp. (metals, minerals & mining).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

After a climax of uncertainty and risk aversion in March, which had pushed equity valuations down to very attractive levels in our view, the climate for stocks has improved on multiple fronts. The initial catalyst was the end of major hostilities in Iraq. Short covering by hedge funds and dividend/capital gains tax relief provided additional fuel to the market. With elections only 17 months away, the Federal government is providing monetary and fiscal stimulus to a degree not seen in the last thirty years. Significantly reduced credit spreads are allowing corporations to improve their balance sheets. A weaker U.S. dollar is benefiting corporate profits which have now been growing for five quarters. Business confidence has improved globally. The SARS epidemic, which impacted Asian economies in the 2Q, seems to be controlled and business activity has improved. Signs of an improvement in U.S. manufacturing are emerging, with inventories still very low. Consumer confidence has also improved significantly in the U.S. We believe tax cuts, together with another wave of mortgage refinancings, will boost disposable income by 4% over the rest of this year.

All of these factors have improved our near term conviction about the economic recovery. We've recently increased our estimates for corporate profits, bumping the 2004 S&P 500 earnings estimate up to $56.50, or 12% above 2003. We believe U.S. GDP will grow at a 4% pace during 2H03 and 3.5% in 2004. Obviously a big key to the sustainability of this advance in 2004 will be job growth, and we believe we will begin to see improvements in the employment picture by the fourth quarter.

Hartford Mortgage Securities HLS Fund inception 1/1/1985

PERFORMANCE OVERVIEW 6/30/93 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

                                    Mortgage
                                 Securities IA      Lehman Mortgage
                                 -------------      ---------------
6/30/1993                           10,000              10,000
6/30/1994                            9,910               9,895
6/30/1995                           11,069              11,099
6/28/1996                           11,643              11,748
6/30/1997                           12,671              12,817
6/30/1998                           13,782              13,961
6/30/1999                           14,263              14,521
6/30/2000                           14,931              15,252
6/30/2001                           16,447              16,972
6/30/2002                           17,798              18,497
6/30/2003                           18,802              19,553

U.S. Government               Lehman Brothers Mortgage Backed
Securities IA                 Securities Index
$10,000 starting value        $10,000 starting value
$18,802 ending value          $19,553 ending value

AVERAGE ANNUAL RETURNS(2)         (as of 6/30/03)

                                 1 YEAR     5 YEARS        10 YEARS
-------------------------------------------------------------------
Mortgage Securities IA           5.64%       6.41%          6.52%
-------------------------------------------------------------------
Mortgage Securities IB(5)        5.39%       6.16%          6.26%
-------------------------------------------------------------------
Lehman Mortgage                  5.71%       6.97%          6.94%
-------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

PETER PERROTTI
Senior Vice President
Hartford Investment Management Company

HOW DID THE FUND PERFORM?

Hartford Mortgage Securities HLS Fund, Class IA returned 1.50% for the six months ended June 30, 2003. The Fund underperformed both the Lipper U.S Mortgage VA-UF Average, which returned 1.73%, and the Lehman Brothers Mortgage-Backed Securities Index, which returned 1.59% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Securities backed by home mortgages were adversely affected by prepayments. The worst performing securities within the sector were interest-only securities. The best performing securities tended to be the lower coupon pass-throughs and longer duration Collateralized Mortgage Obligations (CMOs) with less relative prepayment exposure.

The Fund benefited from its exposure to lower coupon pass-throughs. However, our holdings in shorter duration agency and whole-loan CMOs performed poorly in the strong treasury market rally, causing a drag in performance.

The Fund is currently overweight lower coupon mortgages, which is a small, but growing, portion of the benchmark. These securities offer attractive yields and still have some potential for price upside. The Fund is balancing the duration of these securities by increasing its exposure to floating rate asset-backed securities and commercial mortgage-backed securities. This combination should help mitigate some of the prepayment shock impact to the Fund.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

The market's focus changed from the war in Iraq in the first quarter to the domestic economy in the second quarter. With few signs of an improving economy, and a warning from the Federal Reserve about the dangers of deflation, rates dropped to 45-year lows. With longer rates leading the way down, mortgage rates dropped to multi-decade lows. This resulted in mortgage refinancing and prepayments hitting all time highs.

As the record refinancing activity continues, the Fund will continue to actively manage the reinvestment risks associated with prepayments. The Fund will also continue to remain overweight lower coupon mortgage-backed securities and floating rate asset backed securities and commercial mortgage backed securities. This positioning, along with selected purchases of seasoned mortgage-backed securities will help alleviate some of the prepayment risk of the Fund.

Opportunities remain in individual securities within the market. With most of the mortgage universe currently refinancable, many securities are being priced presuming a high prepayment rate. Although we believe the fastest refinancing activity will be over the next month, there may still be opportunities to take advantage of pricing inefficiencies related to the level of refinance activity.

Hartford Small Company HLS Fund inception 8/9/1996

PERFORMANCE OVERVIEW 8/9/96 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]



                              Small Company IA    Russell 2000 Growth
                              ----------------    -------------------
8/9/1996                            10,000              10,000
9/30/1996                           10,824              10,758
12/31/1996                          10,715              10,786
3/31/1997                            9,995               9,655
6/30/1997                           11,837              11,350
9/30/1997                           13,849              13,270
12/31/1997                          12,684              12,183
3/31/1998                           14,252              13,630
6/30/1998                           13,812              12,847
9/30/1998                           11,089               9,975
12/31/1998                          14,158              12,332
3/31/1999                           14,418              12,125
6/30/1999                           17,278              13,913
9/30/1999                           17,273              13,229
12/31/1999                          23,479              17,647
3/31/2000                           26,280              19,285
6/30/2000                           24,332              17,863
9/30/2000                           23,057              17,153
12/31/2000                          20,398              13,689
3/31/2001                           15,919              11,608
6/30/2001                           18,168              13,694
9/30/2001                           13,882               9,849
12/31/2001                          17,355              12,425
3/31/2002                           17,512              12,182
6/30/2002                           15,303              10,270
9/30/2002                           12,055               8,060
12/31/2002                          12,109               8,665
3/31/2003                           11,986               8,328
6/30/2003                           15,179              10,339

Small Company IA                             Russell 2000 Growth Index
$10,000 starting value                       $10,000 starting value
$15,179 ending value                         $10,339 ending value

AVERAGE ANNUAL RETURNS(2)         (as of 6/30/03)

                              1 YEAR         5 YEARS         SINCE INCEPTION
----------------------------------------------------------------------------
Small Company IA              -0.81%          1.91%               6.24%
----------------------------------------------------------------------------
Small Company IB(4)           -1.06%          1.71%               6.02%
----------------------------------------------------------------------------
Russell 2000 Growth            0.67%         -4.25%               0.48%
----------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

STEVEN C. ANGELI, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Small Company HLS Fund, Class IA returned 25.36% for the six months ended June 30, 2003. The Fund outperformed both the Russell 2000 Growth Index, which returned 19.32%, and the Lipper Small Cap Core VA-UF Average, which returned 14.34% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Small cap growth stocks outperformed small cap value as the Russell 2000 Growth Index returned 19.32% and the Russell 2000 Value returned 16.49% during the period. The Hartford Small Company HLS Fund outperformed its market benchmark due to very strong overall stock selection, which allowed us to perform equal to or better than the market benchmark in eight of ten major sectors. Most notably, the Fund benefited from strong performance in our only two telecommunication holdings, American Tower Corp., Class A (communications) and Crown Castle International Corp. (communications) After the carnage of the telecom boom and bust, both companies remain dominant leaders that are de-leveraging their balance sheets with free cash flow while still growing their core businesses. Other drivers of outperformance during the period were positive stock selection and allocation to the health care sector, as well as strong selection in financials. The three greatest contributors to results were American Tower Corp., Class A (communications), eResearch Technology, Inc. (research & testing facilities) and CheckFree Corp. (software & services), and the largest detractors were NDCHealth Corp. (health services), Pinnacle West Capital Corp. (utilities) and AGCO Corp. (machinery).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

For several months "geopolitical uncertainty" was the catchphrase used to describe the problematic outlook for the equity markets. Now that the war with Iraq has ended and concerns regarding North Korea have subsided somewhat, the market has begun to view the domestic economy through a more optimistic lens. The Fed has reduced short-term rates to 45-year lows and the recently passed stimulus package has already begun to put more money in the hands of consumers. We view these measures positively and expect them to help solidify, and potentially accelerate, an economic recovery. Accordingly, the Fund remains positioned to benefit from an improving economy.

Hartford SmallCap Growth HLS Fund inception 5/2/1994

PERFORMANCE OVERVIEW 5/2/94 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

                              SmallCap Growth IA    Russell 2000 Growth
                              ------------------    -------------------
5/2/1994                            10,000                10,000
6/30/1994                            9,133                 9,356
6/30/1995                           11,352                11,776
6/28/1996                           14,722                14,896
6/30/1997                           12,960                15,582
6/30/1998                           15,815                17,637
6/30/1999                           20,197                19,101
6/30/2000                           39,523                24,523
6/30/2001                           25,555                18,800
6/30/2002                           19,507                14,099
6/30/2003                           19,962                14,194

SmallCap Growth IA                Russell 2000 Growth Index
$10,000 starting value            $10,000 starting value
$19,962 ending value              $14,194 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/03)

                                1 YEAR           5 YEARS         SINCE INCEPTION
--------------------------------------------------------------------------------
SmallCap Growth IA              2.34%             4.77%               7.83%
--------------------------------------------------------------------------------
SmallCap Growth IB(3)           2.11%             4.51%               7.57%
--------------------------------------------------------------------------------
Russell 2000 Growth             0.67%            -4.25%               3.89%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGERS

DAVID J. ELLIOTT, CFA
Vice President
Wellington Management Company, LLP

JAMES A. RULLO, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford SmallCap Growth HLS Fund, Class IA returned 17.30% for the six months ended June 30, 2003. The Fund outperformed the Lipper Small Cap Core VA-UF Average, which returned 14.34% over the same period. The Fund underperformed the Russell 2000 Growth Index, which returned 19.32% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The underperformance of the Fund relative to the benchmark is attributable largely to poor performance among financials sector holdings, however, the Fund benefited from strong selection in health care. The three greatest contributors to the Fund's performance were international communications provider UnitedGlobalCom, Inc., Class A (business services), biological systems developer Ciphergen Biosystems, Inc. (research & testing facilities) and Coventry Health Care, Inc. (health services), a provider of managed health care products and services. The Fund's three greatest detractors were insurance broker Clark, Inc. (insurance), trading technology services provider Investment Technology Group, Inc. (financial services) and quick-service restaurant operator AFC Enterprises (retail).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

The early months of 2003 saw a slowing of economic expansion within the U.S., modestly declining employment and weaker consumer confidence. However the successful military campaign in Iraq has reduced geopolitical uncertainties and lowered investors' risk aversion. Furthermore, the current environment of low interest rates, relatively weak U.S. dollar and easy fiscal policy could be hardly more supportive of growth. Equities rallied strongly in the second quarter in anticipation of the economic improvement that would be expected to follow. The smaller growth companies in which the Fund invests delivered particularly strong performance. Looking forward, these conditions are likely to translate into a moderately strong economic recovery during the second half of 2003 and continued strong market performance.

Hartford Stock HLS Fund inception 8/31/1977

PERFORMANCE OVERVIEW 6/30/93 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

                                   Stock IA              S&P 500
                                   --------              -------
6/30/1993                           10,000                10,000
6/30/1994                           10,452                10,140
6/30/1995                           12,700                12,780
6/28/1996                           16,101                16,097
6/30/1997                           21,856                21,677
6/30/1998                           28,550                28,211
6/30/1999                           35,500                34,631
6/30/2000                           37,248                37,138
6/30/2001                           32,220                31,632
6/30/2002                           25,605                25,949
6/30/2003                           25,545                26,013


Stock IA                           S&P 500 Index
$10,000 starting value             $10,000 starting value
$25,545 ending value               $26,013 ending value



AVERAGE ANNUAL RETURNS(2)         (as of 6/30/03)

                   1 YEAR       5 YEARS      10 YEARS
------------------------------------------------------
Stock IA           -0.23%       -2.20%         9.83%
------------------------------------------------------
Stock IB(4)        -0.48%       -2.39%         9.59%
------------------------------------------------------
S&P 500             0.25%       -1.61%        10.03%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

RAND L. ALEXANDER, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

ASSOCIATE PORTFOLIO MANAGER

MAYA K. BITTAR, CFA
Vice President
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Stock HLS Fund, Class IA returned 9.89% for the six months ended June 30, 2003. The Fund underperformed both the Lipper Large Cap Core VA-UF Average, which returned 10.79%, and the S&P 500 Index, which returned 11.76% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the six months ending June 30, 2003, the U.S. equity markets rallied sharply. On a relative basis, small and mid caps continued to outperform large caps and growth outperformed value. All of the ten sectors within the S&P 500 posted positive double-digit gains with utilities, consumer discretionary and technology leading the way. The Fund moderately under-performed the benchmark during the quarter due to individual stock selection within technology and industrials and the under-performance of large caps relative to small and mid cap stocks. On a positive note, stock selection was particularly strong in consumer discretionary, health care and materials. The top three contributors to performance were Citigroup Inc. (banks), General Electric Co. (electronics) and Intel Corp. (electronics).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Although the end of the Iraq War, improving consumer confidence, better corporate earnings, and a $350 billion stimulus package are all cause for optimism, the U.S. economy has yet to show convincing signs of a significant recovery. The commercial side of the economy continues to show mixed results but will hopefully get a boost from elevated consumer spending. U.S. consumers will start to receive benefits from the stimulus package in July with reductions in withholding taxes and refund checks. In addition to the stimulus package, many consumers will benefit from another round of mortgage refinancing as mortgage rates have hit new lows. Although we expect this stimulus and increased liquidity to fuel an economic recovery and have shifted the Fund to be more cyclical, our largest overweight remains in health care based on valuation and long-term outlook. We continue to expect more robust consumer and corporate spending over the next few months which, coupled with low interest rates and tremendous liquidity in the system, should lead to a broad economic rebound and additional gains in the equity markets.

Hartford U.S. Government Securities HLS Fund inception 3/24/1987

PERFORMANCE OVERVIEW 6/30/93 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

                                 U.S. Gov't        Lehman Int
                               Securities IA       Gov't Bond
                               -------------       ----------
6/30/1993                          10,000             10,000
6/30/1994                           9,489              9,982
6/30/1995                          10,622             10,956
6/28/1996                          11,085             11,496
6/30/1997                          11,928             12,295
6/30/1998                          13,152             13,324
6/30/1999                          13,469             13,915
6/30/2000                          13,983             14,540
6/30/2001                          15,495             16,052
6/30/2002                          16,906             17,432
6/30/2003                          18,514             18,935

U.S. Government Securities IA             Lehman Brothers Intermediate Gov't Bond Index
$10,000 starting value                    $10,000 starting value
$18,514 ending value                      $18,935 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/03)

                                 1 YEAR   5 YEARS      10 YEARS
---------------------------------------------------------------
U.S. Gov't Securities IA         9.51%     7.08%        6.35%
---------------------------------------------------------------
U.S. Gov't Securities IB(3)      9.24%     6.81%        6.09%
---------------------------------------------------------------
Lehman Int Gov't Bond            8.62%     7.28%        6.59%
---------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

PETER PERROTTI
Senior Vice President
Hartford Investment Management Company

HOW DID THE FUND PERFORM?

Hartford U.S Government Securities HLS Fund, Class IA returned 3.05% for the six months ended June 30, 2003. The Fund outperformed the Lehman Brothers Intermediate Government Bond Index, which returned 2.63%, over the same period. The Fund underperformed the Lipper General U.S. Government VA-UF Average, which returned 3.19% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

While the lack of a significant change in the level of interest rates early in the year helped mortgages to outperform Treasuries, the primary driver for return for the second quarter was caused by the significant rally in Treasury rates. With the strong Treasury market rally, mortgages underperformed during the second quarter, with some higher coupon mortgages posting negative returns. However, lower coupon mortgages rallied and were among the top contributors to the Fund in the recent months. Also performing well in the recent few months were Treasuries and agency securities with longer duration.

With a large portion of the Treasury securities within the Fund having longer duration and therefore greater relative price sensitivity, the sector contributed significantly to the Fund's performance. Over the last six months, the Fund's concentration of the mortgage exposure in lower coupons also boosted the sector's performance within the Fund. The agency exposure of the Fund was shorter duration, and therefore contributed a smaller portion to the overall performance.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Demand for fixed income securities has remained strong. As uncertainty of the strength and sustainability of the economic recovery continues, the demand is likely to remain. The Federal Reserve has continued to express concern about deflation and is likely to keep short rates low for an extended amount of time.

The Fund remains overweight lower coupon mortgages versus agencies and Treasuries. While mortgages are fully valued, the lower coupons will perform well if rates stay within a 3.5% - 4% range. Although we expect that the Fund will continue to hold a large amount of mortgage-backed securities, on the margin we expect that the Fund will likely decrease the holdings in this sector. Current valuations in the market have made the sector less attractive. The Fund will remain positioned to benefit if the yield curve flattens, particularly if the difference in yields between the 2-year and 10-year Treasury curve narrows.

With the steep yield curve, there are many opportunities to increase total return potential. The Treasury and agency sectors offer excellent opportunities to benefit in this curve environment. The Fund will continue to position for a reshaping of the yield curve, without expressing an absolute directional bias.

Hartford Value HLS Fund inception 4/30/2001

PERFORMANCE OVERVIEW 4/30/01 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]


                                  Value IA          Russell 1000 Value
                                  --------          ------------------
4/30/2001                           10,000                10,000
5/31/2001                           10,116                10,225
6/30/2001                           10,070                 9,998
7/31/2001                           10,103                 9,977
8/31/2001                            9,795                 9,577
9/30/2001                            9,140                 8,903
10/31/2001                           9,130                 8,826
11/30/2001                           9,720                 9,339
12/31/2001                          10,006                 9,559
1/31/2002                            9,831                 9,486
2/28/2002                            9,806                 9,501
3/31/2002                           10,026                 9,950
4/30/2002                            9,559                 9,609
5/31/2002                            9,597                 9,657
6/30/2002                            9,030                 9,103
7/31/2002                            8,298                 8,256
8/31/2002                            8,144                 8,319
9/30/2002                            7,253                 7,394
10/31/2002                           7,807                 7,942
11/30/2002                           8,246                 8,442
12/31/2002                           7,741                 8,076
1/31/2003                            7,473                 7,881
2/28/2003                            7,365                 7,670
3/31/2003                            7,406                 7,683
4/30/2003                            8,024                 8,359
5/31/2003                            8,552                 8,899
6/30/2003                            8,630                 9,010

Value IA                                  Russell 1000 Value Index
$10,000 starting value                    $10,000 starting value
$8,630 ending value                       $9,010 ending value


AVERAGE ANNUAL RETURNS(2)       (as of 6/30/03)


                                1 YEAR    SINCE INCEPTION
---------------------------------------------------------
Value IA                        -4.44%        -6.57%
---------------------------------------------------------
Value IB                        -4.67%        -6.77%
---------------------------------------------------------
Russell 1000 Value              -1.02%        -4.70%
---------------------------------------------------------

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner, Team Leader
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Value HLS Fund, Class IA returned 11.48% for the six months ended June 30, 2003. The Fund outperformed the Lipper Large Cap Value VA-UF Average, which returned 10.75%, over the same period. The Fund underperformed the Russell 1000 Value Index, which returned 11.56% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the first half of the year, the risk premium declined and time horizons expanded, consequently many of the worst performing stocks of 2002 rebounded significantly. In this environment, growth outperformed value and small cap and mid cap stocks outperformed large caps. The Fund's performance during the period was primarily due to strong stock selection. Most notably, stock selection was strong within consumer discretionary, industrials, materials and financials, while energy was a detractor. At the margin, the Fund's overweight to technology was a positive contributor. The top three contributors to performance during the period were Citigroup, Inc. (banks), Comcast Corp. (media & entertainment) and Washington Mutual, Inc. (banks)

WHAT IS YOUR OUTLOOK FOR THE REMAINDER 2003?

We believe that the economy eventually will respond to the flood of stimuli, and that a better tone and higher prices in the equity markets in turn may help support capital spending, thereby creating a virtuous cycle. Although the economy's rate of expansion in the first half of the year was sluggish, we anticipate a shift to a higher growth rate in the 3% range sometime during the second half of this year. Regarding interest rates, we believe the likelihood is very high that rates have bottomed. The dominant sense in the marketplace regarding inflation, that over the intermediate to longer-term we have entered a low-inflation or even deflationary environment is probably wrong, and rates are more likely to rise than fall. The surprise could be the lag effects of the stimulative policies in place today. Combined with the already established self-healing mechanisms of the economy, we expect U.S. growth to heat up next year and inflation to re-establish more normal levels. Improved commercial and industrial activity, where we are still awaiting signs of recovery, is critical. Despite the heightened market anxiety of 2002 and economic sluggishness so far this year, corporate profits are rising at a high single-digit rate, the U.S. economy is expanding, though perhaps with a growth pause, and the capital markets, which failed to participate initially, are at least responding to these factors. If we achieve a higher rate of economic growth, the profit cycle could strengthen further.

Hartford Value Opportunities HLS Fund inception 5/1/1996

PERFORMANCE OVERVIEW 5/1/96 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]


                            Value Opportunities IA    Russell 3000 Value
                            ----------------------    ------------------
5/1/1996                             10,000                10,000
6/28/1996                            10,153                10,133
6/30/1997                            12,654                13,443
6/30/1998                            15,407                17,201
6/30/1999                            16,918                19,676
6/30/2000                            16,677                18,026
6/30/2001                            20,432                20,125
6/30/2002                            15,963                18,566
6/30/2003                            16,717                18,337

Value Opportunities IA                    Russell 3000 Value Index
$10,000 starting value                    $10,000 starting value
$16,717 ending value                      $18,337 ending value


AVERAGE ANNUAL RETURNS (as of 6/30/03)

                               1 YEAR         5 YEARS    SINCE INCEPTION
------------------------------------------------------------------------
Value Opportunities IA          4.72%          1.65%          7.43%
------------------------------------------------------------------------
Value Opportunities IB(3)       4.47%          1.39%          7.17%
------------------------------------------------------------------------
Russell 3000 Value             -1.23%          1.29%          8.83%
------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.



PORTFOLIO MANAGERS

JAMES H. AVERILL
Senior Vice President, Partner
Wellington Management Company, LLP

JAMES N. MORDY
Senior Vice President, Partner
Wellington Management Company, LLP

DAVID R. FASSNACHT, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Value Opportunities HLS Fund, Class IA returned 15.65% for the six months ended June 30, 2003. The Fund outperformed both the Lipper Multi Cap Value VA-UF Average, which returned 12.65%, and the Russell 3000 Value Index, which returned 11.91% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Growth stocks generally outperformed value, as the Russell 3000 Growth Index returned 13.49% and the Russell 3000 Value returned 11.91% during the period. The Hartford Value Opportunities HLS Fund outperformed its market benchmark during the period as a result of overall strong stock selection and sector allocation, most notably in consumer discretionary where we were overweight this strong sector. The Fund also benefited from strong selection in industrials, and an underweight allocation to telecommunications stocks, which lagged on a relative basis. Our overweight position and weakness in materials, as well as poor performance among our Financials holdings detracted from relative results during the period. The Fund's top contributors to performance were Comcast Corp. (media & entertainment), Citigroup, Inc. (banks) and UnitedGlobalCom, Inc., Class A (business services), and the three greatest detractors were IMC Global, Inc. (chemicals), Abitibi-Consolidated, Inc. (forest & paper products) and BJ's Wholesale (retail).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Low interest rates, a weaker U.S. dollar, and easy fiscal policy are providing stimulus that is without precedent in the last thirty years. Consumers are the main beneficiaries. Tax cuts and low interest rates provide a temporary boost to consumption, but ultimately jobs need to underpin the recovery. We expect to see some modest employment creation by the fourth quarter, followed by a self-sustaining upturn in jobs and consumption next year. Relative to our market benchmark, the Fund is currently overweight consumer discretionary and health care and we are underweight financials, telecommunications, and utilities.

                                                               [PICTURE OF STAG]


Semi-Annual Report
June 30, 2003

                                           - Financials


                                                             [THE HARTFORD LOGO]

                                                       HARTFORD HLS MUTUAL FUNDS

TABLE OF CONTENTS

       Hartford HLS Mutual Funds Financial Statements:

         Statement of Net Assets or Statement of Assets and Liabilities as of June 30, 2003:

            Hartford Advisers HLS Fund                                         1
            Hartford Bond HLS Fund                                             7
            Hartford Capital Appreciation HLS Fund                            15
            Hartford Dividend and Growth HLS Fund                             18
            Hartford Focus HLS Fund                                           20
            Hartford Global Advisers HLS Fund                                 21
            Hartford Global Communications HLS Fund                           30
            Hartford Global Financial Services HLS Fund                       31
            Hartford Global Health HLS Fund                                   32
            Hartford Global Leaders HLS Fund                                  34
            Hartford Global Technology HLS Fund                               36
            Hartford Growth HLS Fund                                          37
            Hartford Growth and Income HLS Fund                               38
            Hartford Growth Opportunities HLS Fund                            40
            Hartford High Yield HLS Fund                                      42
            Hartford Index HLS Fund                                           51
            Hartford International Capital Appreciation HLS Fund              57
            Hartford International Opportunities HLS Fund                     59
            Hartford International Small Company HLS Fund                     62
            Hartford MidCap HLS Fund                                          65
            Hartford MidCap Value HLS Fund                                    68
            Hartford Money Market HLS Fund                                    70
            Hartford Mortgage Securities HLS Fund                             72
            Hartford Small Company HLS Fund                                   75
            Hartford SmallCap Growth HLS Fund                                 78
            Hartford Stock HLS Fund                                           81
            Hartford U.S. Government Securities HLS Fund                      83
            Hartford Value HLS Fund                                           85
            Hartford Value Opportunities HLS Fund                             87

         Statements of Operations for the Period Ended June 30, 2003          90

         Statements of Changes in Net Assets for the Period Ended June 30,
         2003                                                                 96

         Statements of Changes in Net Assets for the Period Ended
         December 31, 2002                                                   102

         Notes to Financial Statements                                       108

         Financial Highlights                                                138

         Boards of Directors and Officer Information                         158

         Privacy Policy                                                      164




       Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Account.

       This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

 HARTFORD ADVISERS HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%
$ @43,000   AESOP Funding II LLC, Series 1998-1, Class A (Aaa
              Moodys) 6.14% due 05/20/06......................  $   46,047
   18,000   Asset Securitization Corp., Series 1997-D4, Class
              A1D (Aaa Moodys) 7.49% due 04/14/29.............      20,951
   17,200   Asset Securitization Corp., Series 1997-D5, Class
              A1E (AAA Fitch) 6.93% due 02/14/41..............      19,378
   22,503   Chase Commercial Mortgage Securities Corp., Series
              1997-1, Class A2 (Aaa Moodys)
              7.37% due 02/19/07..............................      25,179
    3,400   Citibank Credit Card Issuance Trust, Series
              2000-B1, Class B1 (A2 Moodys) 7.05% due
              09/17/07........................................       3,772
    4,000   Citibank Credit Card Master Trust l, Series
              1999-7, Class B (A2 Moodys) 6.90% due
              11/15/06........................................       4,289
   17,225   First Union -- Lehman Brothers Commercial Mortgage
              Trust, Series 1997-C1, Class A3(Aaa Moodys)
              7.38% due 04/18/07..............................      19,790
    3,000   Standard Credit Card Master Trust, Series 1995-1,
              Class B (A1 Moodys) 8.45% due 01/07/07..........       3,308
       25   The Money Store Home Improvement Trust, Series
              1997-1, Class M1 (AAA Fitch) 7.41% due
              05/15/17........................................          25
                                                                ----------
            Total collateralized mortgage obligations.........  $  142,739
                                                                ==========
 SHARES
---------
COMMON STOCKS -- 66.6%
            BANKS -- 7.6%
    1,838   American Express Co. .............................  $   76,851
    2,634   Bank One Corp. ...................................      97,940
    1,650   Bank of America Corp. ............................     130,384
    5,687   Citigroup, Inc. ..................................     243,423
      723   Federal National Mortgage Association.............      48,773
    1,259   KeyCorp. .........................................      31,805
    2,108   State Street Corp. ...............................      83,063
    1,687   U.S. Bancorp......................................      41,324
    1,048   Wachovia Corp. ...................................      41,862
                                                                ----------
                                                                   795,425
                                                                ----------
            BUSINESS SERVICES -- 0.8%
  *+4,374   Accenture Ltd. ...................................      79,126
                                                                ----------
            CHEMICALS -- 1.2%
    2,161   Dow Chemical Co. (The)............................      66,905
    1,348   du Pont (E.I.) de Nemours & Co. ..................      56,147
                                                                ----------
                                                                   123,052
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            COMMUNICATIONS -- 0.8%
 *##@@ --   Minorplanet Systems USA, Inc. ....................          --
    1,310   SBC Communications, Inc. .........................  $   33,478
    1,391   Verizon Communications, Inc. .....................      54,863
                                                                ----------
                                                                    88,341
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.1%
   *6,828   Cisco Systems, Inc. ..............................     113,954
    6,232   Hewlett-Packard Co. ..............................     132,737
    2,162   International Business Machines Corp. ............     178,365
                                                                ----------
                                                                   425,056
                                                                ----------
            CONSTRUCTION -- 0.2%
      957   Halliburton Co. ..................................      22,020
                                                                ----------
            CONSUMER NON-DURABLES -- 2.4%
      538   Cardinal Health, Inc. ............................      34,606
    3,073   Gillette Co. (The)................................      97,919
      790   Procter & Gamble Co. (The)........................      70,461
   *2,346   Safeway, Inc. ....................................      47,999
                                                                ----------
                                                                   250,985
                                                                ----------
            DRUGS -- 9.0%
    2,529   Abbott Laboratories...............................     110,665
   *1,143   Amgen, Inc. ......................................      75,914
    2,279   Eli Lilly & Co. ..................................     157,183
   *1,113   Genzyme Corp. ....................................      46,503
    *+595   IDEC Pharmaceuticals Corp. .......................      20,237
    1,188   Merck & Co., Inc. ................................      71,915
    8,666   Pfizer, Inc. .....................................     295,952
    3,526   Schering-Plough Corp. ............................      65,585
    2,201   Wyeth.............................................     100,251
                                                                ----------
                                                                   944,205
                                                                ----------
            ELECTRONICS -- 4.5%
    9,948   General Electric Co. .............................     285,317
    8,869   Intel Corp. ......................................     184,323
                                                                ----------
                                                                   469,640
                                                                ----------
            ENERGY & SERVICES -- 3.7%
    1,119   ChevronTexaco Corp. ..............................      80,763
    6,482   Exxon Mobil Corp. ................................     232,783
    1,533   Schlumberger Ltd. ................................      72,915
                                                                ----------
                                                                   386,461
                                                                ----------
            FINANCIAL SERVICES -- 1.8%
    1,119   Franklin Resources, Inc. .........................      43,708
    1,919   Merrill Lynch & Co., Inc. ........................      89,593
    1,388   Morgan Stanley Dean Witter & Co. .................      59,328
                                                                ----------
                                                                   192,629
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 3.7%
    3,410   Coca-Cola Co. (The)...............................     158,263
   +1,632   General Mills, Inc. ..............................      77,349
      761   Pepsi Bottling Group, Inc. (The)..................      15,231
    2,993   PepsiCo., Inc. ...................................     133,197
                                                                ----------
                                                                   384,040
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            FOREST & PAPER PRODUCTS -- 1.5%
    1,830   International Paper Co. ..........................  $   65,375
    1,010   Kimberly-Clark Corp. .............................      52,656
     +682   Weyerhaeuser Co. .................................      36,817
                                                                ----------
                                                                   154,848
                                                                ----------
            HEALTH SERVICES -- 0.7%
   +2,299   HCA, Inc. ........................................      73,657
                                                                ----------
            HOTELS & GAMING -- 0.2%
      561   Marriott International, Inc., Class A.............      21,546
                                                                ----------
            INSURANCE -- 2.8%
    3,184   American International Group, Inc. ...............     175,710
    1,726   Marsh & McLennan Cos., Inc. ......................      88,131
    2,172   Travelers Property Casualty Corp., Class B........      34,246
                                                                ----------
                                                                   298,087
                                                                ----------
            MACHINERY -- 1.4%
    1,398   Caterpillar, Inc. ................................      77,802
      968   United Technologies Corp. ........................      68,556
                                                                ----------
                                                                   146,358
                                                                ----------
            MEDIA & ENTERTAINMENT -- 2.0%
   *2,594   Comcast Corp., Class A............................      78,282
      427   Gannett Co., Inc. ................................      32,767
   *6,604   Liberty Media Corp., Class A......................      76,343
     *303   Viacom, Inc., Class B.............................      13,216
     *340   Walt Disney Co. (The).............................       6,719
                                                                ----------
                                                                   207,327
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.8%
     +312   Aventis S.A., ADR.................................      17,072
   *1,878   Baxter International, Inc. .......................      48,828
      444   Johnson & Johnson.................................      22,965
                                                                ----------
                                                                    88,865
                                                                ----------
            METALS, MINERALS & MINING -- 2.4%
    3,449   Alcoa, Inc. ......................................      87,950
    1,159   Illinois Tool Works, Inc. ........................      76,294
      829   Lockheed Martin Corp. ............................      39,412
    1,797   Masco Corp. ......................................      42,856
                                                                ----------
                                                                   246,512
                                                                ----------
            RETAIL -- 4.1%
    1,505   CVS Corp. ........................................      42,180
   *2,825   Costco Wholesale Corp. ...........................     103,384
   +3,498   Gap, Inc. (The)...................................      65,630
    4,093   Home Depot, Inc. (The)............................     135,573
     *554   Kohl's Corp. .....................................      28,439
    1,534   Target Corp. .....................................      58,028
                                                                ----------
                                                                   433,234
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 0.6%
    1,258   NIKE, Inc., Class B...............................      67,264
                                                                ----------
            SOFTWARE & SERVICES -- 7.0%
  *12,052   AOL Time Warner, Inc. ............................     193,922
    2,112   Automatic Data Processing, Inc. ..................      71,509
  *+1,994   Computer Sciences Corp. ..........................      76,004

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            SOFTWARE & SERVICES -- (CONTINUED)
      796   First Data Corp. .................................  $   32,999
   11,456   Microsoft Corp. ..................................     293,388
   *2,632   Oracle Corp. .....................................      31,641
   +1,278   SAP AG, ADR.......................................      37,343
                                                                ----------
                                                                   736,806
                                                                ----------
            TRANSPORTATION -- 2.7%
    1,178   CSX Corp. ........................................      35,437
    1,107   FedEx Corp. ......................................      68,661
  *+1,821   HSBC Holdings PLC, ADR............................     107,657
     +809   Northrop Grumman Corp. ...........................      69,774
                                                                ----------
                                                                   281,529
                                                                ----------
            UTILITIES -- 0.6%
   *2,250   Waste Management, Inc. ...........................      54,190
                                                                ----------
            Total common stocks...............................  $6,971,203
                                                                ==========
PRINCIPAL
 AMOUNT
---------
CORPORATE NOTES -- 15.9%
            BANKS -- 1.6%
$  20,000   Bank One Corp. (Aa3 Moodys) 6.88% due 08/01/06....  $   22,782
   20,000   Bank of America Corp. (Aa2 Moodys) 5.88% due
              02/15/09........................................      22,748
    1,000   Bank of America Corp. (Aa3 Moodys) 6.20% due
              02/15/06........................................       1,106
   10,000   Bank of Boston Corp. (A2 Moodys) 6.63% due
              02/01/04........................................      10,309
   14,825   Banponce Corp. (A- Fitch) 6.75% due 12/15/05......      16,451
   25,000   Bayerische Landesbank Girozentrale (NY) (Aaa
              Moodys)
              5.65% due 02/01/09..............................      28,047
    1,000   Citigroup, Inc. (Aa1 Moodys) 6.50% due 01/18/11...       1,170
    1,500   First Chicago NBD Corp. (A1 Moodys) 7.13% due
              05/15/07........................................       1,730
   13,685   First Union National Bank (A1 Moodys) 5.80% due
              12/01/08........................................      15,381
    1,000   Household Finance Corp. (A2 Moodys) 6.00% due
              05/01/04........................................       1,039
    1,500   International Bank for Reconstruction &
              Development (Govt Moodys) 7.00% due 01/27/05....       1,632
   36,745   Key Bank N.A. (A1 Moodys) 5.80% due 04/01/04......      37,953
      750   KeyCorp. Capital II (A3 Moodys) 6.88% due
              03/17/29........................................         834
    1,500   Mellon Funding Corp. (A+ Fitch) 6.38% due
              02/15/10........................................       1,754
    1,000   Morgan (J.P.) Chase & Co. (A1 Moodys) 6.75% due
              02/01/11........................................       1,174
      750   National City Corp. (A+ Fitch) 6.88% due
              05/15/19........................................         885

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
            BANKS -- (CONTINUED)
$     500   Republic New York Capital 1 (A+ Fitch) 7.75% due
              11/15/26........................................  $      571
    1,500   Salomon Smith Barney Holdings, Inc. (Aa1 Moodys)
              5.88% due 03/15/06..............................       1,647
    1,500   St. Paul Bancorp., Inc. (A3 Moodys) 7.13% due
              02/15/04........................................       1,550
      500   State Street Corp. (A1 Moodys) 7.65% due
              06/15/10........................................         621
    1,000   Washington Mutual Financial Corp. (A Fitch) 7.25%
              due 06/15/06....................................       1,142
    1,000   Wells Fargo Bank NA (Aa2 Moodys) 6.45% due
              02/01/11........................................       1,179
                                                                ----------
                                                                   171,705
                                                                ----------
            CHEMICALS -- 0.4%
   20,000   ICI Wilmington, Inc. (Baa2 Moodys) 6.95% due
              09/15/04........................................      21,052
   20,000   Rohm & Haas Co. (A3 Moodys) 7.40% due 07/15/09....      24,464
                                                                ----------
                                                                    45,516
                                                                ----------
            COMMUNICATIONS -- 0.2%
    1,500   ALLTEL Corp. (A2 Moodys) 6.80% due 05/01/29.......       1,751
   10,000   Bellsouth Telecommunications, Inc. (Aa2 Moodys)
              6.38% due 06/01/28..............................      11,154
      500   GTE Corp. (A+ S&P) 7.51% due 04/01/09.............         600
      500   Sprint Capital Corp. (BBB Fitch) 6.88% due
              11/15/28........................................         502
      500   Sprint Capital Corp. (BBB+ Fitch) 7.63% due
              01/30/11........................................         571
      750   Telecommunications de Puerto Rico (Baa1 Moodys)
              6.65% due 05/15/06..............................         830
      500   Verizon Global Funding Corp. (A1 Moodys) 7.25% due
              12/01/10........................................         600
      500   Verizon Global Funding Corp. (A1 Moodys) 7.75% due
              12/01/30........................................         633
                                                                ----------
                                                                    16,641
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 0.8%
   30,000   Hewlett-Packard Co. (A3 Moodys) 7.15% due
              06/15/05........................................      33,174
   30,000   International Business Machines Corp. (AA- Fitch)
              6.50% due 01/15/28..............................      34,592
   18,000   Pitney Bowes, Inc. (AA S&P) 5.50% due 04/15/04....      18,592
                                                                ----------
                                                                    86,358
                                                                ----------
            CONSUMER NON-DURABLES -- 0.5%
      350   Cardinal Health, Inc. (A2 Moodys) 6.75% due
              02/15/11........................................         415
   18,000   Colgate-Palmolive Co. (Aa3 Moodys) 5.58% due
              11/06/08........................................      20,416

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
            CONSUMER NON-DURABLES -- (CONTINUED)
$     750   Procter & Gamble Co. (The) (Aa3 Moodys) 6.88% due
              09/15/09........................................  $      910
   21,100   Procter & Gamble Co. (The) (Aa3 Moodys) 9.36% due
              01/01/21........................................      29,594
      750   SYSCO Corp. (AA- S&P) 6.50% due 08/01/28..........         866
                                                                ----------
                                                                    52,201
                                                                ----------
            CONSUMER SERVICES -- 0.5%
   38,233   Postal Square LP (AAA S&P) 8.95% due 06/15/22.....      53,680
                                                                ----------
            DRUGS -- 0.6%
   26,000   American Home Products Corp. (A S&P) 7.25% due
              03/01/23........................................      31,176
      750   Bristol-Myers Squibb Co. (Aa2 Moodys) 6.80% due
              11/15/26........................................         881
   29,000   Pharmacia Corp. (AA- S&P) 6.60% due 12/01/28......      35,203
                                                                ----------
                                                                    67,260
                                                                ----------
            EDUCATION -- 0.1%
   10,900   Harvard University (AAA S&P) 8.13% due 04/15/07...      13,148
                                                                ----------
            ELECTRICAL EQUIPMENT -- 0.7%
   30,000   Danaher Corp. (A+ S&P) 6.00% due 10/15/08.........      33,971
   30,000   Rockwell International Corp. (A S&P) 6.70% due
              01/15/28........................................      34,504
                                                                ----------
                                                                    68,475
                                                                ----------
            ELECTRONICS -- 0.0%
      500   Heller Financial, Inc. (Aaa Moodys) 6.38% due
              03/15/06........................................         558
                                                                ----------
            ENERGY & SERVICES -- 0.2%
   12,250   Amoco Co. (Aa1 Moodys) 6.50% due 08/01/07.........      14,051
    1,000   Conoco, Inc. (Baa1 Moodys) 6.95% due 04/15/29.....       1,203
    1,000   Texaco Capital, Inc. (AA S&P) 8.63% due
              06/30/10........................................       1,322
                                                                ----------
                                                                    16,576
                                                                ----------
            FINANCIAL SERVICES -- 0.9%
   30,000   AXA Financial, Inc. (A+ S&P) 7.00% due 04/01/28...      34,177
  @16,355   ERAC USA Finance Co. (Baa1 Moodys) 7.35% due
              06/15/08........................................      19,140
    1,000   Goldman Sachs Group, Inc. (The) (Aa3 Moodys) 6.65%
              due 05/15/09....................................       1,175

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
            FINANCIAL SERVICES -- (CONTINUED)
$   1,500   Inter-American Development Bank (Govt Moodys)
              7.38% due 01/15/10..............................  $    1,895
      750   Morgan Stanley Dean Witter & Co. (Aa3 Moodys)
              7.75% due 06/15/05..............................         836
   @1,250   Prudential Insurance Co. of America (A+ S&P) 6.38%
              due 07/26/06....................................       1,398
   30,000   Toyota Motor Credit Corp. (AAA S&P) 5.50% due
              12/15/08........................................      33,961
                                                                ----------
                                                                    92,582
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 1.0%
      750   Anheuser Busch Cos., Inc. (A1 Moodys) 7.55% due
              10/01/30........................................         992
      750   Coca-Cola Bottling Co. Consolidated (Baa2 Moodys)
              6.38% due 05/01/09..............................         857
   30,000   Coca-Cola Enterprises, Inc. (A+ Fitch) 6.75% due
              09/15/28........................................      35,538
      500   Coca-Cola Enterprises, Inc. (A+ Fitch) 8.50% due
              02/01/22........................................         679
   19,555   ConAgra Foods, Inc. (Baa1 Moodys) 7.88% due
              09/15/10........................................      24,680
    1,500   Pepsi Bottling Group, Inc. (The) (A3 Moodys) 7.00%
              due 03/01/29....................................       1,826
   35,000   PepsiAmericas, Inc. (A- S&P) 6.38% due 05/01/09...      39,476
                                                                ----------
                                                                   104,048
                                                                ----------
            FOREST & PAPER PRODUCTS -- 0.3%
   25,000   Boise Cascade Corp. (Baa3 Moodys) 7.05% due
              05/15/05........................................      26,216
                                                                ----------
            INSURANCE -- 2.4%
   20,000   ACE INA Holdings (A2 Moodys) 8.30% due 08/15/06...      23,271
   26,485   AmerUs Group Co. (BBB+ Fitch) 6.95% due
              06/15/05........................................      27,046
      500   American General Finance Corp. (Aaa Moodys) 6.63%
              due 02/15/29....................................         580
   30,000   Cincinnati Financial Corp. (A+ S&P) 6.90% due
              05/15/28........................................      34,018
  @27,000   Jackson National Life Insurance Co. (AA S&P) 8.15%
              due 03/15/27....................................      33,036
 +@30,000   Liberty Mutual Insurance (A- S&P) 8.20% due
              05/04/07........................................      31,214
  @30,000   New England Mutual Life Insurance Co. (AA- Fitch)
              7.88% due 02/15/24..............................      36,941
   +1,000   Reliastar Financial Corp. (Aa3 Moodys) 8.00% due
              10/30/06........................................       1,162
   27,600   Torchmark Corp. (A S&P) 8.25% due 08/15/09........      33,440
   29,000   UnitedHealth Group, Inc. (A S&P) 6.60% due
              12/01/03........................................      29,613
                                                                ----------
                                                                   250,321
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
            MACHINERY -- 0.4%
$  20,000   Eaton Corp. (A2 Moodys) 6.95% due 11/15/04........  $   21,451
   25,000   Parker Hannifin Corp. (A2 Moodys) 5.65% due
              09/15/03........................................      25,207
                                                                ----------
                                                                    46,658
                                                                ----------
            MEDIA & ENTERTAINMENT -- 1.0%
    1,000   COX Communications, Inc. (BBB+ Fitch) 6.40% due
              08/01/08........................................       1,133
    1,000   Comcast Cable Communications (BBB+ Fitch) 8.50%
              due 05/01/27....................................       1,289
   30,000   Comcast Cable Communications (Baa2 Moodys) 6.88%
              due 06/15/09....................................      34,684
   10,400   Times Mirror Co. (The), Class A (A S&P) 7.50% due
              07/01/23........................................      12,109
    9,260   Viacom, Inc. (A3 Moodys) 6.40% due 01/30/06.......      10,278
    1,500   Viacom, Inc. (A3 Moodys) 7.63% due 01/15/16.......       1,920
   35,000   Walt Disney Co. (The) (A3 Moodys) 6.38% due
              03/01/12........................................      39,895
                                                                ----------
                                                                   101,308
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
   22,000   Becton, Dickinson & Co. (A+ S&P) 6.70% due
              08/01/28........................................      25,667
                                                                ----------
            METALS, MINERALS & MINING -- 0.0%
    1,500   Lockheed Martin Corp. (BBB+ Fitch) 7.65% due
              05/01/16........................................       1,909
                                                                ----------
            REAL ESTATE INVESTMENT TRUST -- 0.2%
   20,000   Liberty Property Trust (Baa2 Moodys) 7.25% due
              08/15/07........................................      22,872
                                                                ----------
            RETAIL -- 1.1%
   20,000   Albertson's, Inc. (Baa1 Moodys) 6.55% due
              08/01/04........................................      20,840
      750   Federated Department Stores, Inc. (Baa1 Moodys)
              6.30% due 04/01/09..............................         849
   30,000   Home Depot, Inc. (The) (AA S&P) 6.50% due
              09/15/04........................................      31,788
   20,200   Target Corp. (A+ S&P) 5.88% due 11/01/08..........      23,115
   30,000   Wal-Mart Stores, Inc. (Aa2 Moodys) 6.88% due
              08/10/09........................................      36,107
                                                                ----------
                                                                   112,699
                                                                ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
            C-SOFTWARE & SERVICES -- 0.3%
$  25,000   Computer Associates International, Inc. (BBB+ S&P)
              6.50% due 04/15/08..............................  $   28,000
    1,000   Time Warner, Inc. (Baa1 Moodys) 6.88% due
              06/15/18........................................       1,125
                                                                ----------
                                                                    29,125
                                                                ----------
            TRANSPORTATION -- 0.7%
     +500   Boeing Capital Corp. (A+ S&P) 6.10% due
              03/01/11........................................         552
    1,500   CSX Corp. (Baa2 Moodys) 7.90% due 05/01/17........       1,930
   20,118   Continental Airlines, Inc. (AA- S&P) 6.90% due
              01/02/18........................................      19,537
    1,000   DaimlerChrysler North America Holding Corp. (A3
              Moodys) 7.40% due 01/20/05......................       1,072
      750   DaimlerChrysler North America Holding Corp. (A3
              Moodys) 7.75% due 01/18/11......................         872
      500   Ford Motor Co. (Baa1 Moodys) 6.38% due 02/01/29...         404
   15,000   Ford Motor Co. (Baa1 Moodys) 6.63% due 10/01/28...      12,482
    1,250   General Motors Acceptance Corp. (A2 Moodys) 6.15%
              due 04/05/07....................................       1,303
   35,000   General Motors Acceptance Corp. (A2 Moodys) 8.00%
              due 11/01/31....................................      34,341
      500   Norfolk Southern Corp. (Baa1 Moodys) 6.75% due
              02/15/11........................................         584
    1,000   Textron Financial Corp. (A Fitch) 7.13% due
              12/09/04........................................       1,068
                                                                ----------
                                                                    74,145
                                                                ----------
            U.S. GOVERNMENT AGENCIES -- 0.6%
   50,000   Tennessee Valley Authority (Aa1 Moodys) 6.00% due
              03/15/13........................................      58,409
                                                                ----------
            UTILITIES -- 1.2%
   25,000   Alabama Power Co. (A2 Moodys) 7.13% due
              08/15/04........................................      26,607
    1,000   Alabama Power Co. (AAA Fitch) 7.13% due
              10/01/07........................................       1,168
   22,350   Duke Energy Corp. (A1 Moodys) 6.00% due
              12/01/28........................................      22,679
   40,000   Kansas City Light & Power Co. (A2 Moodys) 7.13%
              due 12/15/05....................................      44,526
    1,500   Madison Gas & Electric Co. (Aa3 Moodys) 6.02% due
              09/15/08........................................       1,650
      567   Niagara Mohawk Power Corp. (A- S&P) 7.63% due
              10/01/05........................................         634
   17,285   Northern Border Pipeline Co. (A3 Moodys) 7.75% due
              09/01/09........................................      19,471
   10,000   Southern California Gas Co. (AA- S&P) 5.75% due
              11/15/03........................................      10,167
                                                                ----------
                                                                   126,902
                                                                ----------
            Total corporate notes.............................  $1,664,979
                                                                ==========

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
FOREIGN/YANKEE BONDS & NOTES -- 1.3%
            FOREIGN CORPORATIONS -- 1.3%
$  30,000   Alcan, Inc. (A2 Moodys) 7.25% due 11/01/28........  $   37,079
   30,000   Apache Finance Property Ltd. (A3 Moodys) 7.00% due
              03/15/09........................................      35,339
   15,000   Husky Oil Ltd. (Baa2 Moodys) 6.88% due 11/15/03...      15,281
     +500   Korea Development Bank (A3 Moodys) 7.13% due
              04/22/04........................................         521
   24,000   Natexis Banques Populaires (A1 Moodys) 7.00% due
              11/14/05........................................      26,468
  @18,239   SCL Terminal Aereo Santiago S.A. (Aaa Moodys)
              6.95% due 07/01/12..............................      20,459
    1,250   Santandar Central Hispano Issuances Ltd. (A1
              Moodys) 7.63% due 11/03/09......................       1,540
    1,250   Telefonica Europe BV (A2 Moodys) 7.35% due
              09/15/05........................................       1,396
      750   TransCanada PipeLines Ltd. (A2 Moodys) 6.49% due
              01/21/09........................................         849
    1,250   Vodafone Group PLC (A2 Moodys) 7.88% due
              02/15/30........................................       1,610
                                                                ----------
            Total foreign/yankee bonds & notes................  $  140,542
                                                                ==========
MUNICIPAL BONDS -- 0.0%
            FINANCIAL SERVICES -- 0.0%
    1,035   Mount Sinai School of Medicine NY (AAA S&P) 6.00%
              due 07/01/03....................................  $    1,035
                                                                ----------
            Total municipal bonds.............................  $    1,035
                                                                ==========
U.S. TREASURIES & FEDERAL AGENCIES -- 13.6%
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
      682   6.30% due 04/01/08................................  $      772
        3   9.00% due 03/01/21................................           3
                                                                ----------
                                                                       775
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE
            ASSOCIATION -- 2.1%
   47,189   6.00% due 06/15/24 -- 11/15/31....................      49,541
   19,676   6.50% due 03/15/26 -- 06/15/28....................      20,691
  120,595   7.00% due 06/15/26 -- 11/15/32....................     127,418
      540   7.50% due 09/15/23................................         578
   15,303   8.00% due 09/15/26 -- 02/15/31....................      16,519

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
            GOVERNMENT NATIONAL MORTGAGE
            ASSOCIATION -- (CONTINUED)
$     574   9.00% due 06/20/16 -- 01/15/23....................  $      639
       16   9.50% due 05/15/20................................          18
                                                                ----------
                                                                   215,404
                                                                ----------
            U.S. TREASURY BONDS -- 11.5%
 +500,000   2.125% due 10/31/04...............................     506,660
 +100,000   4.00% due 11/15/12................................     104,059
   +5,000   5.00% due 02/15/11................................       5,612
  +10,000   6.00% due 08/15/04................................      10,551
 +290,000   6.25% due 08/15/23................................     355,227
  +10,000   6.625% due 05/15/07...............................      11,699
 +200,000   7.25% due 08/15/04................................     213,789
   +2,750   10.375 due 11/15/12...............................       3,663
                                                                ----------
                                                                 1,211,260
                                                                ----------
            Total U.S. treasuries & federal agencies..........  $1,427,439
                                                                ==========

 SHARES
---------
SHORT-TERM SECURITIES -- 9.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 8.9%
  926,945   State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  926,945
                                                                ----------

PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 0.6%
$  68,684   Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 07/01/03....................................      68,684
                                                                ----------
            Total short-term securities.......................  $  995,629
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations (cost
  $128,563 )......................................    1.4%  $   142,739
Total common stocks (cost $7,143,951).............   66.6     6,971,203
Total corporate notes (cost $1,497,197)...........   15.9     1,664,979
Total foreign/yankee bonds & notes (cost $121,391
  121,3)..........................................    1.3       140,542
Total municipal bonds (cost $1,035)...............    0.0         1,035
Total US treasuries & federal agencies (cost
  $1,351,748).....................................   13.6     1,427,439
Total short-term securities (cost $995,629).......    9.5       995,629
                                                    -----   -----------
Total investment in securities (total cost
  $11,239,514) -- including $908,288 of securities
  loaned (See Note 2(i))..........................  108.3    11,343,566
Cash, receivables and other assets................    0.6        58,916
Payable for Fund shares redeemed..................   (0.0)       (1,895)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (8.9)     (926,945)
Payable for accounting services...................   (0.0)           (6)
Other liabilities.................................   (0.0)         (529)
                                                    -----   -----------
Net assets........................................  100.0%  $10,473,107
                                                    =====   ===========

                                                                MARKET
                                                                 VALUE
                                                              -----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 9,500,000 shares
  authorized; 502,471 shares outstanding....................  $       502
Paid in capital.............................................   11,056,418
Accumulated net investment income...........................      107,542
Accumulated net realized loss on investments................     (795,407)
Unrealized appreciation on investments......................      104,052
                                                              -----------
Net assets..................................................  $10,473,107
                                                              ===========

Class IA
  Net asset value per share ($9,537,920 / 457,742
    shares outstanding) (8,500,000 shares
    authorized)...................................  $20.84
                                                    ======
Class IB
  Net asset value per share ($935,187 / 44,729
    shares outstanding) (1,000,000 shares
    authorized)...................................  $20.91
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003. (See
       Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $188,235 or 1.8% of net assets.

   ## Illiquid Securities. At June 30, 2003, the market value of these securities amounted to $0 or net assets of 0.0%.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 10.1%
$  10,200   American Express Credit Account, Series 1999-2,
              Class A (Aaa Moodys)
              5.95% due 12/15/06..............................  $   10,621
    4,200   Bank One Issuance Trust, Series 2003-C3, Class C3
              (Aaa Moodys)
              4.77% due 02/16/16..............................       4,228
    5,160   CS First Boston Motgage Securities Corp., Series
              2003-C3, Class A1 (Aaa Moodys)
              2.22% due 05/15/38..............................       5,133
    4,000   California Infrastructure & Economic Development
              Bank Pacific Gas and Electric Co., Series
              1997-1, Class A8 (Aaa Moodys) 6.48% due
              12/26/09........................................       4,587
    8,400   California Infrastructure Pacific Gas & Electric,
              Series 1997-1, Class A7 (Aaa Moodys)
              6.38% due 09/25/08..............................       9,110
   10,080   Capital Auto Receivables Asset Trust, Series
              2002-2, Class A3 (Aaa Moodys)
              3.82% due 07/15/05..............................      10,260
   12,834   Capital Auto Receivables Asset Trust, Series
              2002-5, Class A2B (Aaa Moodys)
              1.71% due 01/18/05..............................      12,856
    5,040   Capital One Multi Asset Execution, Series 2003-B2,
              Class B2 (A2 Moodys)
              3.50% due 02/17/09..............................       5,049
   36,650   Chase Manhattan Auto Owner Trust, Series 2002-A,
              Class A3 (Aaa Moodys)
              3.49% due 03/15/06..............................      37,182
    3,360   Citibank Credit Card Issuance Trust, Series
              2003-C4, Class C4 (Aaa Moodys)
              5.00% due 06/10/15..............................       3,359
   16,150   Citibank Credit Card Master Trust I, Series
              1999-1, Class A (Aaa Moodys)
              5.50% due 02/15/06..............................      16,585
    1,100   Citibank Credit Card Master Trust l, Series
              1999-7, Class B (A2 Moodys)
              6.90% due 11/15/06..............................       1,179
    7,600   Comed Transitional Funding Trust, Series 1998-1,
              Class A5 (Aaa Moodys)
              5.44% due 03/25/07..............................       7,916
   16,645   DaimlerChrysler Auto Trust, Series 2002-A, Class
              A3 (Aaa Moodys)
              3.85% due 04/06/06..............................      17,075
    8,920   Discover Card Master Trust I, Series 2001-5, Class
              A (Aaa Moodys)
              5.30% due 11/16/06..............................       9,234
   12,600   Ford Credit Auto Owner Trust, Series 2000-E, Class
              B (Aaa Moodys)
              6.99% due 02/15/05..............................      12,901

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
$   8,350   Ford Credit Auto Owner Trust, Series 2003-A, Class
              C (BBB+ Fitch)
              4.29% due 11/15/07..............................  $    8,531
   11,535   Honda Auto Receivables Owner Trust, Series 2001-2,
              Class A4 (Aaa Moodys)
              5.09% due 10/18/06..............................      11,880
   13,250   Honda Auto Receivables Owner Trust, Series 2003-2,
              Class A2 (Aaa Moodys)
              1.34% due 12/21/05..............................      13,263
    8,935   Illinois Power Special Purpose Trust, Series
              1998-1, Class A5 (Aaa Moodys)
              5.38% due 06/25/07..............................       9,321
   11,398   LB-UBS Commercial Mortgage Trust, Series 2003-C1,
              Class A1 (AAA S&P)
              2.72% due 04/15/33..............................      11,528
   10,225   MBNA Master Credit Card Trust, Series 1999-M,
              Class A (Aaa Moodys)
              6.60% due 04/16/07..............................      10,960
    2,555   Morgan Stanley Dean Witter Capital I, Series
              2003-TOP9, Class A2 (Aaa Moodys)
              5.91% due 04/15/08..............................       2,742
    5,804   Morgan Stanley Dean Witter Capital, Series
              2001-IQA, Class A1 (Aaa Moodys)
              4.57% due 12/18/32..............................       6,103
    9,462   Morgan Stanley Dean Witter Capital, Series
              2002-IQ2, Class A1 (AAA S&P)
              4.09% due 12/15/35..............................       9,878
      825   PP&L Transition Bond Co., LLC, Series 1999-1,
              Class A5 (Aaa Moodys)
              6.83% due 03/25/07..............................         875
    1,529   Soundview Home Equity Loan Trust, Series 2000-1,
              Class M1 (Aa2 Moodys)
              8.64% due 05/25/30..............................       1,655
   10,500   Toyota Auto Receivables Owner Trust, Series
              2002-C, Class A3 (Aaa Moodys)
              2.65% due 11/15/06..............................      10,663
   30,750   Volkswagen Auto Loan Enhanced Trust, Series
              2003-1, Class A2 (Aaa Moodys)
              1.11% due 12/20/05..............................      30,587
   10,080   WFS Financial Owner Trust, Series 2003-2, Class A4
              (Aaa Moodys)
              2.41% due 12/20/08..............................      10,136
  @ 4,200   Whole Auto Loan Trust, Series 2002-1, Class D (Aaa
              Moodys)
              6.00% due 04/15/09..............................       4,185
                                                                ----------
            Total collateralized mortgage obligations.........  $  309,582
                                                                ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 0.2%
            COMMUNICATIONS -- 0.2%
    *+565   Marconi Corp., ADR................................  $    5,731
       *5   NTL, Inc. ........................................         172
  *+ ## 1   XO Communications, Inc. ..........................           5
                                                                ----------
            Total common stocks...............................  $    5,908
                                                                ==========
PRINCIPAL
 AMOUNT
---------
CONVERTIBLE BONDS -- 0.3%
            SOFTWARE & SERVICES -- 0.3%
$  12,590   America Online, Inc.
              0.00% due 12/06/19..............................  $    7,648
                                                                ----------
            Total convertible bonds...........................  $    7,648
                                                                ==========
CORPORATE NOTES -- 31.5%
            AEROSPACE & DEFENSE -- 0.3%
    8,400   Raytheon Co. (Baa3 Moodys)
              8.20% due 03/01/06..............................  $    9,692
                                                                ----------
            BANKS -- 2.5%
   16,800   Citigroup, Inc. (Aa2 Moodys)
              5.88% due 02/22/33..............................      17,664
    2,350   Federal Home Loan Bank (Aaa Moodys)
              4.67% due 02/20/07..............................       2,516
   22,180   Fleet Boston Financial Corp. (A1 Moodys)
              7.25% due 09/15/05..............................      24,753
    7,000   Ford Motor Credit Co. (A3 Moodys)
              7.38% due 02/01/11..............................       7,237
   16,000   Morgan (J.P.) Chase & Co. (A2 Moodys)
              5.25% due 05/01/15..............................      16,758
    3,980   Sovereign Bank (Baa3 Moodys)
              5.13% due 03/15/13..............................       4,110
      500   St. Paul Bancorp., Inc. (A3 Moodys)
              7.13% due 02/15/04..............................         517
    3,780   Wachovia Corp. (A1 Moodys)
              7.55% due 08/18/05..............................       4,240
                                                                ----------
                                                                    77,795
                                                                ----------
            BUSINESS SERVICES -- 0.0%
      500   Interpool, Inc. (BBB- Fitch)
              7.20% due 08/01/07..............................         484
                                                                ----------
            CHEMICALS -- 0.4%
    4,080   Ferro Corp. (Baa3 Moodys)
              7.13% due 04/01/28..............................       3,792
    3,025   Millennium America, Inc. (BBB- S&P)
              7.63% due 11/15/26..............................       2,813
    2,735   Olin Corp. (BBB+ Fitch)
              9.13% due 12/15/11..............................       3,248
 ## 1,700   Pollyone Corp. (BBB- S&P)
              6.88% due 12/01/04..............................       1,664
                                                                ----------
                                                                    11,517
                                                                ----------
            COMMUNICATIONS -- 2.4%
    1,489   AT&T Corp. (BBB+ S&P)
              8.50% due 11/15/31..............................       1,688

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
            COMMUNICATIONS -- (CONTINUED)
$ @ 1,700   AT&T Corp. (BBB+ S&P)
              8.50% due 11/15/31..............................  $    1,928
  +12,600   AT&T Wireless Services, Inc. (Baa2 Moodys)
              7.50% due 05/01/07..............................      14,524
    8,665   Continental Cablevision, Inc. (BBB+ S&P)
              8.88% due 09/15/05..............................       9,825
    1,000   Continental Cablevision, Inc. (BBB+ S&P)
              9.50% due 08/01/13..............................       1,151
    4,400   HCA, Inc. (BBB- S&P)
              6.95% due 05/01/12..............................       4,689
    9,796   Lucent Technologies, Inc. (B+ S&P)
              6.45% due 03/15/29..............................       6,710
    2,510   Lucent Technologies, Inc. (B+ S&P)
              6.50% due 01/15/28..............................       1,732
    1,235   PanAmSat Corp. (Ba2 Moodys)
              6.38% due 01/15/08..............................       1,254
    7,765   Qwest Corp. (A Fitch)
              6.88% due 09/15/33..............................       7,144
   11,400   Verizon New York, Inc. (A1 Moodys)
              6.88% due 04/01/12..............................      13,420
    @@ 17   Voicestream Wireless Corp. (A- S&P)
              10.38% due 11/15/09.............................          --
    @@ --   Voicestream Wireless Corp. (A- S&P)
              10.38% due 11/15/09.............................          --
   35,656   WorldCom, Inc. (Default)
              8.25% due 05/15/31..............................      10,519
                                                                ----------
                                                                    74,584
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 0.4%
    2,700   International Game Technology (BBB- S&P)
              8.38% due 05/15/09..............................       3,312
    7,650   International Game Technology (Baa2 Moodys)
              7.88% due 05/15/04..............................       8,043
                                                                ----------
                                                                    11,355
                                                                ----------
            CONSTRUCTION -- 0.3%
    1,500   Chesapeake & Potomac Telephone Co. (Aa2 Moodys)
              8.30% due 08/01/31..............................       2,011
    5,635   Horton (D.R.), Inc. (BB S&P)
              6.88% due 05/01/13..............................       5,931
                                                                ----------
                                                                     7,942
                                                                ----------
            CONSUMER DURABLES -- 0.8%
    3,800   Leggett & Platt, Inc. (AA Fitch)
              4.40% due 07/01/18..............................       3,673
    6,515   Leggett & Platt, Inc. (AA Fitch)
              4.70% due 04/01/13..............................       6,774
    6,100   Newell Rubbermaid, Inc. (Baa1 Moodys)
              4.00% due 05/01/10..............................       6,216
    6,250   Owens Brockway Glass (BB S&P)
              8.75% due 11/15/12..............................       6,781
                                                                ----------
                                                                    23,444
                                                                ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
            CONSUMER NON-DURABLES -- 0.2%
$ @ 6,545   Xerox Corp. (BB- Fitch)
            9.75% due 01/15/09................................  $    7,363
                                                                ----------
            DRUGS -- 0.1%
    3,360   Pharmacia Corp. (AAA S&P)
            6.50% due 12/01/18................................       4,183
                                                                ----------
            EDUCATION -- 0.1%
    2,800   Scholastic Corp. (BBB+ Fitch)
            5.00% due 04/15/13................................       2,874
                                                                ----------
            ELECTRICAL EQUIPMENT -- 0.7%
    8,125   Perkinelmer, Inc. (Ba3 Moodys)
              8.88% due 01/15/13..............................       8,816
    8,230   Rockwell International Corp. (A S&P)
              5.20% due 01/15/98..............................       6,557
    6,000   Rockwell International Corp. (A S&P)
              6.70% due 01/15/28..............................       6,901
                                                                ----------
                                                                    22,274
                                                                ----------
            ENERGY & SERVICES -- 2.8%
    9,050   Anadarko Petroleum Corp. (Baa1 Moodys)
              5.38% due 03/01/07..............................       9,903
    4,260   Burlington Resources Finance Co. (BB S&P)
              6.50% due 12/01/11..............................       4,978
    9,540   Burlington Resources Finance Co. (Baa1 Moodys)
              6.68% due 02/15/11..............................      11,196
    9,960   Commonwealth Edison Co. (Baa1 Moodys)
              4.70% due 04/15/15..............................      10,256
    7,935   Conoco, Inc. (Baa1 Moodys)
              5.90% due 04/15/04..............................       8,208
    5,575   Consumers Energy Co. (BBB Fitch)
              6.25% due 09/15/06..............................       6,190
    7,300   El Paso CGP Co. (Baa2 Moodys)
              7.63% due 09/01/08..............................       6,862
    5,000   Lasmo (USA), Inc. (AA S&P)
              7.50% due 06/30/06..............................       5,768
    6,800   Occidental Petroleum Corp. (Baa2 Moodys)
              7.38% due 11/15/08..............................       8,037
    6,740   Ocean Energy, Inc. (Baa3 Moodys)
              7.25% due 10/01/11..............................       8,040
    1,000   Pioneer Natural Resources Co. (Ba1 Moodys)
              6.50% due 01/15/08..............................       1,089
      250   Pioneer Natural Resources Co. (Ba1 Moodys)
              9.63% due 04/01/10..............................         310
      400   Swift Energy Co. (B S&P)
              10.25% due 08/01/09.............................         429
     +810   Tesoro Petroleum Corp. (B+ S&P)
              9.00% due 07/01/08..............................         733
    2,500   Union Oil Co. of California (Baa1 Moodys)
              9.38% due 02/15/11..............................       3,213
                                                                ----------
                                                                    85,212
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.5%
$  15,890   Fannie Mae (Aaa Moodys)
            2.15% due 07/11/05................................  $   15,895
                                                                ----------
            FINANCIAL SERVICES -- 3.1%
   12,600   Credit Suisse First Boston USA, Inc. (Aa3 Moodys)
              6.13% due 11/15/11..............................      14,115
  @ 2,885   ERAC USA Finance Co. (Baa1 Moodys)
              8.25% due 05/01/05..............................       3,184
    5,700   ERP Operating Ltd. Partnership (Baa1 Moodys)
              6.63% due 04/13/05..............................       6,133
    8,600   FPL Group Capital, Inc. (A2 Moodys)
              3.25% due 04/11/06..............................       8,825
   13,400   General Electric Capital Corp. (Aaa Moodys)
              5.45% due 01/15/13..............................      14,514
    4,150   Goldman Sachs Group, Inc. (The) (Aa3 Moodys)
              5.25% due 04/01/13..............................       4,425
   17,430   KFW International Finance, Inc. (Aaa Moodys)
              3.00% due 09/15/05..............................      17,722
    8,300   Morgan Stanley Dean Witter & Co. (Aa3 Moodys)
              5.30% due 03/01/13..............................       8,822
    7,560   Morgan Stanley Dean Witter & Co. (Aa3 Moodys)
              7.75% due 06/15/05..............................       8,423
  @ 9,250   TIAA Global Markets (Aaa Moodys)
              4.13% due 11/15/07..............................       9,790
                                                                ----------
                                                                    95,953
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 1.2%
    8,120   Archer-Daniels-Midland Co. (A1 Moodys)
              6.95% due 12/15/97..............................       9,689
  @ 2,700   COX Enterprises (A- Fitch)
              7.88% due 09/15/10..............................       3,282
   10,110   CanAgra Foods, Inc. (Baa1 Moodys)
              7.50% due 09/15/05..............................      11,274
    3,750   ConAgra Foods, Inc. (Baa1 Moodys)
              7.00% due 10/01/28..............................       4,398
    8,320   PepsiAmericas, Inc. (A- S&P)
              5.95% due 02/15/06..............................       9,005
                                                                ----------
                                                                    37,648
                                                                ----------
            FOREST & PAPER PRODUCTS -- 1.7%
   +4,350   Bowater, Inc. (AA- S&P)
              9.00% due 08/01/09..............................       4,956
    1,895   Champion International Corp. (Baa2 Moodys)
              7.20% due 11/01/26..............................       2,236
    3,005   Georgia-Pacific Corp. (BBB- S&P)
              7.25% due 06/01/28..............................       2,629
   +3,020   International Paper Co. (BBB+ Fitch)
              6.75% due 09/01/11..............................       3,493
    5,600   International Paper Co. (Baa2 Moodys)
              6.88% due 04/15/29..............................       6,310

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
            FOREST & PAPER PRODUCTS -- (CONTINUED)
$  12,100   Potlatch Corp. (Baa3 Moodys)
              12.50% due 12/01/09.............................  $   14,278
    8,950   Weyerhaeuser Co. (A Fitch)
              5.50% due 03/15/05..............................       9,468
    7,900   Weyerhaeuser Co. (A Fitch)
              5.95% due 11/01/08..............................       8,839
                                                                ----------
                                                                    52,209
                                                                ----------
            HEALTH SERVICES -- 0.3%
  @ 3,360   Manor Care, Inc. (BBB S&P)
              6.25% due 05/01/13..............................       3,478
    6,540   Manor Care, Inc. (BBB S&P)
              7.50% due 06/15/06..............................       7,110
                                                                ----------
                                                                    10,588
                                                                ----------
            INSURANCE -- 0.7%
    3,800   ACE INA Holdings (A2 Moodys)
              8.20% due 08/15/04..............................       4,054
      700   Aetna, Inc. (BBB+ Fitch)
              7.38% due 03/01/06..............................         787
    3,500   Aetna, Inc. (BBB+ Fitch)
              7.88% due 03/01/11..............................       4,253
    5,400   Humana, Inc. (BBB S&P)
              7.25% due 08/01/06..............................       5,996
      500   Reliastar Financial Corp. (Aa3 Moodys)
              8.00% due 10/30/06..............................         581
   +5,815   Wellpoint Health Networks, Inc. (A- S&P)
              6.38% due 06/15/06..............................       6,521
                                                                ----------
                                                                    22,192
                                                                ----------
            MACHINERY -- 0.0%
      850   SPX Corp. (BB+ S&P)
              6.25% due 06/15/11..............................         867
                                                                ----------
            MEDIA & ENTERTAINMENT -- 2.2%
   10,780   AT&T Broadband (BBB+ S&P)
              8.38% due 03/15/13..............................      13,501
    3,750   COX Communications, Inc. (Baa2 Moodys)
              7.13% due 10/01/12..............................       4,478
    4,200   COX Radio, Inc. (BBB S&P)
              6.38% due 05/15/05..............................       4,487
    4,165   Clear Channel Communications, Inc. (Baa2 Moodys)
              7.25% due 09/15/03..............................       4,207
    6,200   Clear Channel Communications, Inc. (Baa3 Moodys)
              6.00% due 11/01/06..............................       6,789
      500   Comcast Cable Communications (BBB+ Fitch)
              8.50% due 05/01/27..............................         645
    7,000   News America Holdings, Inc. (BBB Fitch)
              7.70% due 10/30/25..............................       8,231
  @ 3,930   Park Place Entertainment Corp. (BBB- S&P)
              7.00% due 04/15/13..............................       4,205

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
            MEDIA & ENTERTAINMENT -- (CONTINUED)
$  12,935   USA Networks, Inc. (Baa3 Moodys)
              6.75% due 11/15/05..............................  $   14,102
    5,040   Walt Disney Co. (The) (A3 Moodys)
              7.30% due 02/08/05..............................       5,473
                                                                ----------
                                                                    66,118
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
    3,600   Apogent Technologies, Inc. (BBB S&P)
              8.00% due 04/01/11..............................       4,157
    1,560   Omnicare, Inc. (BB+ S&P)
              6.13% due 06/01/13..............................       1,591
                                                                ----------
                                                                     5,748
                                                                ----------
            METALS, MINERALS & MINING -- 0.8%
    6,550   Lockheed Martin Corp. (BBB+ Fitch)
              7.25% due 05/15/06..............................       7,459
   +2,000   Oregon Steel Mills, Inc. (BB- S&P)
              10.00% due 07/15/09.............................       1,800
    8,275   Phelps Dodge Corp. (BBB+ Fitch)
              9.50% due 06/01/31..............................       9,919
    4,650   Santa Fe Pacific Gold Corp. (BBB S&P)
              8.38% due 07/01/05..............................       5,076
                                                                ----------
                                                                    24,254
                                                                ----------
            REAL ESTATE -- 0.5%
    9,035   Avalonbay Communities (Baa1 Moodys)
              8.25% due 07/15/08..............................      11,004
    3,800   Duke Realty Corp. (Baa1 Moodys)
              5.25% due 01/15/10..............................       4,056
                                                                ----------
                                                                    15,060
                                                                ----------
            RESEARCH & TESTING FACILITIES -- 0.2%
   +4,285   Quest Diagnostics, Inc. (Baa3 Moodys)
              6.75% due 07/12/06..............................       4,799
                                                                ----------
            RETAIL -- 1.2%
    8,400   Aramark Services, Inc. (Baa3 Moodys)
              7.10% due 12/01/06..............................       9,376
   12,600   Bear Stearns Cos., Inc. (The) (Ba3 Moodys)
              5.70% due 11/15/14..............................      13,965
    8,400   Fred Meyer, Inc. (Baa3 Moodys)
              7.38% due 03/01/05..............................       9,072
    3,370   Gap, Inc. (The) (A2 Moodys)
              6.90% due 09/15/07..............................       3,631
    1,600   Nine West Group, Inc. (Ba2 Moodys)
              8.38% due 08/15/05..............................       1,779
                                                                ----------
                                                                    37,823
                                                                ----------
            SOFTWARE & SERVICES -- 1.1%
    7,800   CRH America, Inc. (A- Fitch)
              6.95% due 03/15/12..............................       9,101
 @ 13,350   Electronic Data Systems Corp. (BBB+ Fitch)
              6.00% due 08/01/13..............................      13,015

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
            SOFTWARE & SERVICES -- (CONTINUED)
$ @ 3,000   Fiserv, Inc. (BB+ S&P)
              3.00% due 06/27/08..............................  $    2,963
    7,720   Time Warner, Inc. (Baa1 Moodys)
              7.25% due 10/15/17..............................       8,935
                                                                ----------
                                                                    34,014
                                                                ----------
            TRANSPORTATION -- 2.3%
     +250   Boeing Capital Corp. (A+ S&P)
              6.10% due 03/01/11..............................         276
   +6,450   DaimlerChrysler North America Holding Corp. (A3
              Moodys)
              7.30% due 01/15/12..............................       7,274
 ## 1,300   Delta Air Lines, Inc. (Baa2 Moodys)
              10.50% due 04/30/16.............................         996
    4,500   FedEx Corp. (Baa2 Moodys)
              6.63% due 02/12/04..............................       4,639
   10,920   Ford Motor Co. (Baa1 Moodys)
              6.63% due 10/01/28..............................       9,087
   16,800   General Motors Acceptance Corp. (A3 Moodys)
              0.00% due 12/01/12..............................       8,768
   +8,000   General Motors Corp. (A3 Moodys)
              7.20% due 01/15/11..............................       8,063
    7,900   Norfolk Southern Corp. (Baa1 Moodys)
              7.88% due 02/15/04..............................       8,207
   16,779   Northrop Grumman Corp. (Baa3 Moodys)
              8.63% due 10/15/04..............................      18,161
    4,348   US Airways Group, Inc. (A+ S&P)
              6.76% due 04/15/08..............................       3,693
                                                                ----------
                                                                    69,164
                                                                ----------
            U.S. GOVERNMENT AGENCIES -- 0.5%
   14,000   Federal Home Loan Bank (Aaa Moodys)
              2.24% due 11/07/05..............................      14,059
                                                                ----------
            UTILITIES -- 4.0%
 +@ 8,800   Allied Waste North America, Inc. (Ba3 Moodys)
              9.25% due 09/01/12..............................       9,702
    4,725   Appalachian Power Co. (BBB+ Fitch)
              1.99% due 08/20/03..............................       4,727
    4,800   Browning-Ferris Industries, Inc. (Ba3 Moodys)
              6.38% due 01/15/08..............................       4,752
    1,750   Cleveland Electric Illuminating Co. (Aaa Moodys)
              7.13% due 07/01/07..............................       2,015
    4,150   Consolidated Edison Co. of New York (A1 Moodys)
              5.88% due 04/01/33..............................       4,427
    8,225   Consolidated Natural Gas Co. (A3 Moodys)
              5.38% due 11/01/06..............................       8,917
    3,875   Detroit Edison Co. (The) (A3 Moodys)
              6.13% due 10/01/10..............................       4,425
    2,650   Duke Energy Corp. (A S&P)
              4.50% due 04/01/10..............................       2,771

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
            UTILITIES -- (CONTINUED)
$ @ 6,000   Duke Energy Corp. (Baa2 Moodys)
              3.75% due 03/05/08..............................  $    6,176
      780   Kansas Gas & Electric Co. (BB+ Fitch)
              8.29% due 03/29/16..............................         781
    8,740   Kinder Morgan, Inc. (A- S&P)
              6.65% due 03/01/05..............................       9,377
    7,750   Northern State Power, MINN (Baa1 Moodys)
              8.00% due 08/28/12..............................       9,812
  @ 4,150   Northwestern Corp. (Ba1 Moodys)
              7.30% due 12/01/06..............................       3,968
    3,100   PacifiCorp. (A S&P)
              6.12% due 01/15/06..............................       3,407
    7,650   Petrobras International Finance (Baa1 Moodys)
              9.13% due 07/02/13..............................       7,650
  @ 4,850   Public Service Co. of Colorado (A Fitch)
              4.88% due 03/01/13..............................       5,041
    4,000   Public Service Electric & Gas Co. (Aaa Moodys)
              7.00% due 09/01/24..............................       4,141
  @ 3,870   Southern California Edison Co. (AAA S&P)
              8.00% due 02/15/07..............................       4,242
    3,000   Southern California Edison Co. (Ba3 Moodys)
              7.25% due 03/01/26..............................       3,056
      850   Tennessee Gas Pipeline Co. (Baa1 Moodys)
              7.00% due 10/15/28..............................         809
     +500   Tennessee Gas Pipeline Co. (Baa1 Moodys)
              7.50% due 04/01/17..............................         514
  @ 4,150   Texas-New Mexico Power Co. (Baa3 Moodys)
              6.13% due 06/01/08..............................       4,172
    7,590   Transcontinental Gas Pipe LN (Ba2 Moodys)
              6.13% due 01/15/05..............................       7,590
    4,500   Transcontinental Gas Pipe LN (Ba2 Moodys)
              7.25% due 12/01/26..............................       4,433
    1,560   Westar Energy, Inc. (Baa2 Moodys)
              8.50% due 07/01/22..............................       1,640
                                                                ----------
                                                                   118,545
                                                                ----------
            Total corporate notes.............................  $  963,655
                                                                ==========
FOREIGN/YANKEE BONDS & NOTES -- 12.3%
            FOREIGN CORPORATIONS -- 6.3%
    4,460   Abbey National PLC (A1 Moodys)
              6.70% due 06/29/49..............................  $    5,109
    4,980   Abbey National PLC (Aa3 Moodys)
              6.69% due 10/17/05..............................       5,516
    2,750   Abitibi Consolidated, Inc. (Baa3 Moodys)
              8.30% due 08/01/05..............................       2,950
      250   Abitibi-Consolidated, Inc. (Baa3 Moodys)
              8.85% due 08/01/30..............................         266

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
            FOREIGN CORPORATIONS -- (CONTINUED)
$   4,500   BHP Billiton Ltd. (A2 Moodys)
              4.80% due 04/15/13..............................  $    4,692
   10,200   BT Group PLC (A- S&P)
              8.88% due 12/15/30..............................      13,919
      800   British Sky Broadcasting Group PLC (Ba1 Moodys)
              8.20% due 07/15/09..............................         948
    8,400   Deutsche Telekom International Finance BV (Baa1
              Moodys)
              8.25% due 06/15/05..............................       9,367
    4,725   Deutsche Telekom International Finance BV (Baa1
              Moodys)
              8.75% due 06/15/30..............................       6,020
   10,710   Diageo PLC (A+ S&P)
              3.38% due 03/20/08..............................      10,946
    8,330   Domtar, Inc. (Baa3 Moodys)
              7.88% due 10/15/11..............................      10,171
    3,470   EnCana Corp. (A- S&P)
              6.30% due 11/01/11..............................       4,009
    9,000   EnCana Corp. (A- S&P)
              7.20% due 11/01/31..............................      11,157
    3,160   Global Crossing Holdings Ltd. (Default)
              8.70% due 08/01/07..............................         142
 ## 20,891  Global Crossing Holdings Ltd. (Default)
              9.50% due 11/15/09..............................         940
 ## 2,700   Global Crossing Holdings Ltd. (Default)
              9.63% due 05/15/08..............................         122
    7,200   Inco Ltd. (Baa3 Moodys)
              7.75% due 05/15/12..............................       8,530
 @@ 3,295   KPNQwest N.V. (Default)
              8.13% due 06/01/09..............................          --
   20,750   Kreditanstalt Fuer Wiederuaf (Aaa Moodys)
              2.60% due 03/15/06..............................      20,925
   +2,763   Marconi Corp. (Not Rated)
              10.00% due 10/31/08.............................       2,805
   +4,070   Marconi Corp. (Not Rated)
              8.00% due 04/30/08..............................       3,704
    1,925   Nortel Networks Corp. (B S&P)
              4.25% due 09/01/08..............................       1,646
  @ 3,000   Pearson PLC (BBB+ S&P)
              4.63% due 06/15/18..............................       2,935
    4,635   Petro-Canada (Baa2 Moodys)
              5.35% due 07/15/33..............................       4,430
    7,300   Placer Dome, Inc. (BBB+ S&P)
              7.13% due 06/15/07..............................       8,395
    4,235   Potash Corp. of Saskatchewan, Inc. (BBB+ S&P)
              7.13% due 06/15/07..............................       4,843
    7,515   Potash Corp. of Saskatchewan, Inc. (BBB+ S&P)
              7.75% due 05/31/11..............................       9,237
    6,400   Repsol YPF S.A. (Baa2 Moodys)
              7.45% due 07/15/05..............................       7,042

PRINCIPAL                                                         Market
AMOUNT I                                                          Value
---------                                                       ----------
            FOREIGN CORPORATIONS -- (CONTINUED)
$ @ 4,370   Rhodia S.A. (BBB- Fitch)
              8.88% due 06/01/11..............................  $    4,523
    2,250   Rio Tinto Finance USA Ltd. (Aa3 Moodys)
              2.63% due 09/30/08..............................       2,209
    2,150   Rogers Cable, Inc. (Ba2 Moodys)
              6.25% due 06/15/13..............................       2,145
    3,660   Shaw Communications, Inc. (BBB S&P)
              8.25% due 04/11/10..............................       4,072
    1,720   Teekay Shipping Corp. (BB+ S&P)
              8.32% due 02/01/08..............................       1,836
  @ 8,200   United Overseas Bank Ltd. (Aa3 Moodys)
              4.50% due 07/02/13..............................       8,145
    8,000   Vodafone Group PLC (A2 Moodys)
              7.75% due 02/15/10..............................       9,843
                                                                ----------
                                                                   193,539
                                                                ----------
            FOREIGN GOVERNMENTS -- 6.0%
EUR57,500   Bonos Y Oblig Del Estado (Aaa Moodys)
              4.75% due 07/30/14..............................      70,539
EUR59,500   Deutsche Bundesrepublik (Aaa Moodys)
              4.50% due 01/04/13..............................      72,058
AUD43,985   New South Wales Treasury Corp. (Aaa Moodys)
              7.00% due 04/01/04..............................      30,025
    9,200   United Mexican States (Baa2 Moodys)
              4.63% due 10/08/08..............................       9,393
                                                                ----------
                                                                   182,015
                                                                ----------
            Total foreign/yankee bonds & notes................  $  375,554
                                                                ==========
MUNICIPAL BONDS -- 0.5%
            FINANCIAL SERVICES -- 0.5%
   15,200   Illinois State (AA S&P)
              5.10% due 06/01/33..............................      14,947
                                                                ----------
            Total municipal bonds.............................  $   14,947
                                                                ==========
 SHARES
---------
PREFERRED STOCKS -- 0.1%
            CONSUMER NON-DURABLES -- 0.1%
     @ 53   Xerox Corp. ......................................  $    3,605
                                                                ----------
            Total preferred stocks............................  $    3,605
                                                                ==========
PRINCIPAL
 AMOUNT
---------
U.S. TREASURIES & FEDERAL AGENCIES -- 38.7%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 1.1%
$  32,000   5.50% due 07/01/33................................  $   33,010
                                                                ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 14.2%
$  43,800   4.50% due 07/01/18................................  $   44,676
   46,000   5.00% due 07/01/18................................      47,509
  123,300   5.50% due 07/01/31................................     127,423
  119,693   6.00% due 07/01/12 -- 01/01/33....................     124,523
      254   6.30% due 04/01/08................................         288
    2,729   6.48% due 12/01/05................................       2,957
   71,333   6.50% due 11/01/14 -- 01/01/33....................      74,400
   10,467   7.50% due 10/01/22 -- 09/01/31....................      11,123
                                                                ----------
                                                                   432,899
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 5.8%
   33,740   6.00% due 01/15/32 -- 10/15/32....................      35,384
  134,621   6.50% due 02/15/28 -- 06/15/32....................     141,390
      570   7.00% due 06/20/30................................         600
      140   7.50% due 02/01/31................................         149
                                                                ----------
                                                                   177,523
                                                                ----------
            U.S. TREASURY BONDS -- 16.4%
  +57,000   1.75% due 12/31/04................................      57,494
  +45,000   1.875% due 09/30/04...............................      45,443
  +35,715   3.00% due 11/15/07................................      36,839
  +27,600   3.25% due 08/15/07................................      28,804
  +29,040   3.50% due 11/15/06................................      30,611
   +6,925   4.375% due 05/15/07...............................       7,523
   +5,400   4.625% due 05/16/06...............................       5,854
  +59,615   5.375% due 02/15/31...............................      67,130
 +138,300   5.875% due 11/15/05...............................     152,611
   +9,500   6.50% due 10/15/06................................      10,915
   +1,300   6.625% due 05/15/07...............................       1,521
   +1,750   6.75% due 05/15/05................................       1,927
  +43,550   6.875% due 05/15/06 -- 08/15/25...................      52,919
                                                                ----------
                                                                   499,591
                                                                ----------
            U.S. INFLATION-INDEXED SECURITIES -- 1.2%
  +32,402   4.25% due 01/15/10................................      38,133
                                                                ----------
            Total U.S. treasuries & federal agencies..........  $1,181,156
                                                                ==========
 SHARES
---------
WARRANTS -- 0.0%
            COMMUNICATIONS -- 0.0%
    ##@@1   Iridium World Communications, Inc. ...............  $       --
                                                                ----------
            Total warrants....................................  $       --
                                                                ==========

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
SHORT-TERM SECURITIES -- 41.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 24.9%
  761,539   State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  761,539
                                                                ----------

PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 8.5%
$ 162,016   Joint Repurchase Agreement (See Note 2(d)) 1.05%
              due 07/01/03....................................     162,016
   97,495   Joint Repurchase Agreement (See Note 2(d)) 1.08%
              due 07/01/03....................................      97,495
                                                                ----------
                                                                   259,511
                                                                ----------
            U.S TREASURY BILLS -- 8.2%
 +250,000   0.88% due 07/17/03................................     249,902
                                                                ----------
            Total short-term securities.......................  $1,270,952
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations (cost
  $308,911).......................................    10.1%  $  309,582
Common stocks (cost $5,618).......................     0.2        5,908
Total convertible bonds (cost $7,313).............     0.3        7,648
Total corporate notes (cost $916,763).............    31.5      963,655
Total foreign/yankee bonds & notes (cost
  $380,057).......................................    12.3      375,554
Total municipal bonds (cost $15,200)..............     0.5       14,947
Total preferred stocks (cost $2,670)..............     0.1        3,605
Total US treasuries & federal agencies
  (cost $1,160,503)...............................    38.7    1,181,156
Total warrants ($97)..............................     0.0           --
Total short-term securities (cost $1,270,952).....    41.6    1,270,952
                                                    ------   ----------
Total investment in securities (total cost
  $4,068,084) -- including $746,281 of securities
  loaned (See Note 2(i))..........................   135.3    4,133,007
Cash, receivables and other assets................     3.3       98,796
Payable for securities purchased..................   (13.5)    (411,235)
Payable for Fund shares redeemed..................    (0.1)      (1,616)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (24.9)    (761,539)
Payable for accounting services...................    (0.0)          (2)
Other liabilities.................................    (0.1)      (1,983)
                                                    ------   ----------
Net assets........................................   100.0%  $3,055,428
                                                    ======   ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
                                                                VALUE
                                                              ----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 5,000,000 shares
  authorized; 252,070 shares outstanding....................  $      252
Paid in capital.............................................   2,817,237
Accumulated net investment income...........................      55,304
Accumulated net realized gain on investments................     116,304
Unrealized appreciation on investments......................      64,923
Unrealized appreciation on forward foreign currency
  contracts (See Note 2(g)) @@@.............................       1,463
Unrealized depreciation on other assets and liabilities in
  foreign currencies........................................         (55)
                                                              ----------
Net assets..................................................  $3,055,428
                                                              ==========

Class IA
  Net asset value per share ($2,445,614 / 201,568
    shares outstanding) (4,400,000 shares
    authorized)...................................  $12.13
                                                    ======
Class IB
  Net asset value per share ($609,814 / 50,502
    shares outstanding) (600,000 shares
    authorized)...................................  $12.08
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $105,902 or 3.5% of net assets.

   ## Illiquid Securities. At June 30, 2003, the market value of these securities amounted to $3,727 or 0.1% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market values round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.
       EUR =Euro
       AUD = Australian Dollar

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
EURO (Sell)                    $74,150            $75,613          9/5/2003             $1,463
                                                                                        ======

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 96.8%
            BANKS -- 7.2%
   2,606    Bank One Corp. ...................................  $   96,872
   5,364    Citigroup, Inc. ..................................     229,592
  +1,250    Countrywide Credit Industries, Inc. ..............      86,963
     433    Federal Home Loan Mortgage Association............      21,999
     783    Federal National Mortgage Association.............      52,826
   1,000    Golden West Financial Corp. ......................      80,010
                                                                ----------
                                                                   568,262
                                                                ----------
            BUSINESS SERVICES -- 1.2%
  +2,500    Manpower, Inc. ...................................      92,725
                                                                ----------
            CHEMICALS -- 0.9%
  +1,679    Air Products & Chemicals, Inc. ...................      69,830
                                                                ----------
            COMMUNICATIONS -- 9.7%
    *256    NII Holdings, Inc. ...............................       9,797
*+18,400    Nextel Communications, Inc., Class A..............     332,673
*+40,000    Nortel Networks Corp. ............................     108,000
  *2,250    QUALCOMM, Inc. ...................................      80,438
  *2,938    Scientific-Atlanta, Inc. .........................      70,051
  *3,534    Sony Corp., ADR...................................      98,949
 *+1,693    UTStarcom, Inc. ..................................      60,234
                                                                ----------
                                                                   760,142
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.8%
   1,386    3M Co. ...........................................     178,715
  *2,605    Cisco Systems, Inc. ..............................      43,484
    *900    Dell Computer Corp. ..............................      28,764
   1,497    International Business Machines Corp. ............     123,478
                                                                ----------
                                                                   374,441
                                                                ----------
            CONSTRUCTION -- 1.4%
   4,897    Halliburton Co. ..................................     112,640
                                                                ----------
            CONSUMER NON-DURABLES -- 6.4%
  +2,167    Cardinal Health, Inc. ............................     139,351
  +5,085    McKesson Corp. ...................................     181,741
  +9,485    Tyco International Ltd. ..........................     180,025
                                                                ----------
                                                                   501,117
                                                                ----------
            DRUGS -- 6.7%
  *2,000    Andrx Group.......................................      39,800
  *1,575    Biovail Corp. ....................................      74,120
  *2,150    IVAX Corp. .......................................      38,378
  *3,000    King Pharmaceuticals, Inc. .......................      44,280
   5,000    Schering-Plough Corp. ............................      93,000
  +4,356    Shionogi & Co., Ltd. .............................      59,023
  +1,400    Teva Pharmaceutical Industries Ltd., ADR..........      79,702
 *+2,364    Watson Pharmaceuticals, Inc. .....................      95,443
                                                                ----------
                                                                   523,746
                                                                ----------
            ELECTRICAL EQUIPMENT -- 0.4%
 *+1,500    Thermo Electron Corp. ............................      31,530
                                                                ----------
            ELECTRONICS -- 5.8%
  *7,483    Flextronics International Ltd. ...................      77,753
  *1,810    Integrated Circuit Systems, Inc. .................      56,882
  *2,125    Novellus Systems, Inc. ...........................      77,820

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            ELECTRONICS -- (CONTINUED)
     550    Samsung Electronics Co., Ltd. ....................  $  163,457
 *46,515    Tawain Semiconductor Manufacturing Co., Ltd. .....      76,607
                                                                ----------
                                                                   452,519
                                                                ----------
            ENERGY & SERVICES -- 8.9%
   2,403    Burlington Resources, Inc. .......................     129,919
  +2,500    Canadian Natural Resources Ltd. ..................      98,896
  +3,079    China Petroleum & Chemical Corp., H Shares, ADR...      74,353
   1,330    Peabody Energy Corp. .............................      44,678
   4,851    Petroleo Brasileiro S.A., ADR.....................      86,150
  +9,500    Sasol Ltd., ADR...................................     107,160
  *2,108    Valero Energy Corp. ..............................      76,591
   4,101    XTO Energy, Inc. .................................      82,464
                                                                ----------
                                                                   700,211
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 1.7%
   3,200    Bunge Ltd. .......................................      91,520
     835    Coca-Cola Co. (The)...............................      38,734
                                                                ----------
                                                                   130,254
                                                                ----------
            FOREST & PAPER PRODUCTS -- 2.5%
   1,488    Kimberly-Clark Corp. .............................      77,558
 *+9,000    Smurfit-Stone Container Corp. ....................     117,270
                                                                ----------
                                                                   194,828
                                                                ----------
            HEALTH SERVICES -- 1.0%
  +2,463    HCA, Inc. ........................................      78,908
                                                                ----------
            HOTELS & GAMING -- 0.3%
 *+1,450    Wynn Resorts Ltd. ................................      25,651
                                                                ----------
            INSURANCE -- 5.0%
   6,500    Ace Ltd. .........................................     222,885
    +548    Ambac Financial Group, Inc. ......................      36,318
   2,365    American International Group, Inc. ...............     130,474
                                                                ----------
                                                                   389,677
                                                                ----------
            MACHINERY -- 2.2%
  +2,376    Deere & Co. ......................................     108,601
  +2,752    Pall Corp. .......................................      61,925
                                                                ----------
                                                                   170,526
                                                                ----------
            MEDIA & ENTERTAINMENT -- 5.0%
  *2,912    Comcast Corp. ....................................      83,944
 *+5,106    Interactive Corp. ................................     202,056
  *9,427    Liberty Media Corp., Class A......................     108,978
                                                                ----------
                                                                   394,978
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.2%
  *2,500    Baxter International, Inc. .......................      65,000
   2,467    Guidant Corp. ....................................     109,519
                                                                ----------
                                                                   174,519
                                                                ----------
            METALS, MINERALS & MINING -- 3.5%
  +3,400    Alcoa, Inc. ......................................      86,700
   1,796    Engelhard Corp. ..................................      44,484

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- (CONTINUED)
  +3,298    Freeport-McMoRan Copper & Gold, Inc., Class B.....  $   80,791
  +1,760    JSC Mining and Smelting Co., ADR..................      60,199
                                                                ----------
                                                                   272,174
                                                                ----------
            REAL ESTATE INVESTMENT TRUST -- 0.3%
     586    American Financial Realty Trust...................       8,730
    *361    iStar Financial, Inc. ............................      13,191
                                                                ----------
                                                                    21,921
                                                                ----------
            RETAIL -- 2.8%
   *+537    Cheesecake Factory, Inc. (The)....................      19,269
  +4,168    Gap, Inc. (The)...................................      78,195
  *2,668    McDonald's Corp. .................................      58,863
 *+1,830    Neiman Marcus Group, Inc. ........................      66,985
                                                                ----------
                                                                   223,312
                                                                ----------
            SOFTWARE & SERVICES -- 8.4%
*+10,200    AOL Time Warner, Inc. ............................     164,118
  *1,389    CheckFree Corp. ..................................      38,675
 *+3,800    Computer Sciences Corp. ..........................     144,856
   2,000    Microsoft Corp. ..................................      51,220
  +3,711    SAP AG, ADR.......................................     108,427
 *+5,990    VeriSign, Inc. ...................................      82,844
     *+4    Yahoo Japan Corp. ................................      72,121
  *8,400    i2 Technologies, Inc. ............................       8,484
                                                                ----------
                                                                   670,745
                                                                ----------
            TRANSPORTATION -- 5.9%
 +15,000    Bombardier, Inc. .................................      50,451
   2,176    CSX Corp. ........................................      65,482
   3,393    Delphi Corp. .....................................      29,283
   1,500    Exel PLC..........................................      15,396
     700    Northrop Grumman Corp. ...........................      60,403
   *+950    Ryanair Holdings PLC, ADR.........................      42,655
  +3,300    Sabre Holdings Corp. .............................      81,345
   4,854    Toyota Motor Corp. ...............................     125,718
                                                                ----------
                                                                   470,733
                                                                ----------
            UTILITIES -- 2.6%
     900    FPL Group, Inc. ..................................      60,165
  +2,059    TXU Corp. ........................................      46,227
  *4,354    Waste Management, Inc. ...........................     104,890
                                                                ----------
                                                                   211,282
                                                                ----------
            Total common stocks...............................  $7,616,671
                                                                ==========
PRINCIPAL                                                        MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- 1.3%
            COMMUNICATIONS -- 1.3%
$ 60,300    Qwest Capital Funding, Inc. (B2 Moodys) 7.90% due
              08/15/10........................................  $   50,351
  60,300    Qwest Capital Funding, Inc. (Ba2 Moodys) 7.25% due
              02/15/11........................................      49,446
                                                                ----------
                                                                    99,797
                                                                ----------
            Total corporate notes.............................  $   99,797
                                                                ==========
 SHARES
---------
SHORT-TERM SECURITIES -- 9.9%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 8.1%
       1    Federated Prime Cash..............................  $        1
      12    Federated Prime Obligation........................          12
   9,890    Provident Temp Cash...............................       9,890
   @@ --    Provident Temp Fund...............................          --
 307,575    Reserve Primary Fund..............................     307,575
      11    Scudder Money Market Fund.........................          11
 320,146    UBS Private Money Market Fund.....................     320,146
       2    UBS Select Money Market Fund......................           2
                                                                ----------
                                                                $  637,637
                                                                ==========
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.8%
$139,895    Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 07/01/03....................................     139,895
                                                                ----------
            Total short-term securities.......................  $  777,532
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $7,099,750)......    96.8%  $7,616,671
Total corporate notes (cost $79,991).......     1.3       99,797
Total short-term securities (cost
  $777,532)................................     9.9      777,532
                                             ------   ----------
Total investment in securities (total cost
  $7,957,273) -- including $609,082 of
  securities loaned (See Note 2(i))........   108.0    8,494,000
Cash, receivables and other assets.........     0.4       28,762
Payable for securities purchased...........    (0.3)     (19,806)
Payable for Fund shares redeemed...........    (0.0)         (32)
Securities lending collateral payable to
  brokers (See Note 2(i))..................    (8.1)    (637,637)
Payable for accounting services............    (0.0)          (4)
Other liabilities..........................    (0.0)        (853)
                                             ------   ----------
Net assets.................................   100.0%  $7,864,430
                                             ======   ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                     MARKET
                                                      VALUE
                                                   -----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  5,000,000 shares authorized; 217,619 shares
  outstanding...................................   $       218
Paid in capital.................................     9,082,281
Accumulated net investment income...............        33,284
Accumulated net realized loss on investments....    (1,788,081)
Unrealized appreciation on investments..........       536,727
Unrealized appreciation on other assets and
  liabilities in foreign currencies.............             1
                                                   -----------
Net assets......................................   $ 7,864,430
                                                   ===========

Class IA
    Net asset value per share ($6,931,883 /
      191,739 shares outstanding) (4,250,000
      shares authorized)..........................  $36.15
                                                    ======
Class IB
  Net asset value per share ($932,547 / 25,880
    shares outstanding) (750,000 shares
    authorized)...................................  $36.03
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market values round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD DIVIDEND AND GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 95.0%
            BANKS -- 9.0%
   1,303    Bank One Corp. ...................................  $   48,438
   2,738    Citigroup, Inc. ..................................     117,206
     700    Federal Home Loan Mortgage Association............      35,554
     475    PNC Financial Services Group......................      23,160
   1,274    Synovus Financial Corp. ..........................      27,389
   1,394    U.S. Bancorp......................................      34,160
   1,240    Wachovia Corp. ...................................      49,534
                                                                ----------
                                                                   335,441
                                                                ----------
            BUSINESS SERVICES -- 0.7%
     355    Omnicom Group, Inc. ..............................      25,461
                                                                ----------
            CHEMICALS -- 4.9%
     349    Akzo Nobel N.V., ADR..............................       9,298
     694    Avery Dennison Corp. .............................      34,849
     802    Dow Chemical Co. (The)............................      24,814
   1,223    Rohm & Haas Co. ..................................      37,940
   1,793    du Pont (E.I.) de Nemours & Co. ..................      74,641
                                                                ----------
                                                                   181,542
                                                                ----------
            COMMUNICATIONS -- 5.9%
   1,602    AT&T Corp. .......................................      30,829
   1,779    BellSouth Corp. ..................................      47,364
   2,157    Motorola, Inc. ...................................      20,336
   1,020    Sony Corp., ADR...................................      28,568
   2,305    Verizon Communications, Inc. .....................      90,930
                                                                ----------
                                                                   218,027
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 5.0%
  *1,266    Apple Computer, Inc. .............................      24,214
   1,993    Hewlett-Packard Co. ..............................      42,451
     927    International Business Machines Corp. ............      76,469
   1,126    Pitney Bowes, Inc. ...............................      43,261
                                                                ----------
                                                                   186,395
                                                                ----------
            CONSTRUCTION -- 0.4%
     649    Halliburton Co. ..................................      14,929
                                                                ----------
            CONSUMER NON-DURABLES -- 3.0%
     404    Cardinal Health, Inc. ............................      25,996
     531    Eastman Kodak Co. ................................      14,534
     757    Gillette Co. (The)................................      24,108
    *853    Mattel, Inc. .....................................      16,143
     640    McKesson Corp. ...................................      22,859
    *480    Safeway, Inc. ....................................       9,815
                                                                ----------
                                                                   113,455
                                                                ----------
            DRUGS -- 5.8%
   1,373    Abbott Laboratories...............................      60,087
     874    AstraZeneca PLC, ADR..............................      35,641
   1,584    Pfizer, Inc. .....................................      54,109
   3,521    Schering-Plough Corp. ............................      65,485
                                                                ----------
                                                                   215,322
                                                                ----------
            ELECTRONICS -- 2.1%
     496    Emerson Electric Co. .............................      25,340
     557    General Electric Co. .............................      15,971

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            ELECTRONICS -- (CONTINUED)
     521    Intel Corp. ......................................  $   10,818
   1,453    Texas Instruments, Inc. ..........................      25,578
                                                                ----------
                                                                    77,707
                                                                ----------
            ENERGY & SERVICES -- 11.1%
     384    Amerada Hess Corp. ...............................      18,905
     846    BP Amoco PLC, ADR.................................      35,532
     762    ChevronTexaco Corp. ..............................      54,988
     512    ConocoPhillips....................................      28,082
   1,442    EnCana Corp. .....................................      55,319
   2,719    Exxon Mobil Corp. ................................      97,656
  +1,067    Royal Dutch Petroleum Co., NY Shares..............      49,739
     651    Schlumberger Ltd. ................................      30,982
     554    TotalFinaElf S.A., ADR............................      42,008
                                                                ----------
                                                                   413,211
                                                                ----------
            FINANCIAL SERVICES -- 2.6%
     898    Franklin Resources, Inc. .........................      35,085
     939    Merrill Lynch & Co., Inc. ........................      43,814
     452    Morgan Stanley Dean Witter & Co. .................      19,340
                                                                ----------
                                                                    98,239
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 4.2%
     924    Altria Group, Inc. ...............................      41,964
     679    General Mills, Inc. ..............................      32,206
     431    Kraft Foods, Inc. ................................      14,026
     743    PepsiCo., Inc. ...................................      33,046
   1,880    Sara Lee Corp. ...................................      35,367
                                                                ----------
                                                                   156,609
                                                                ----------
            FOREST & PAPER PRODUCTS -- 3.8%
  +1,162    Abitibi-Consolidated, Inc. .......................       7,450
     285    Bowater, Inc. ....................................      10,677
     762    Kimberly-Clark Corp. .............................      39,705
     555    Temple-Inland, Inc. ..............................      23,806
   1,086    Weyerhaeuser Co. .................................      58,649
                                                                ----------
                                                                   140,287
                                                                ----------
            INSURANCE -- 5.3%
     447    Ace Ltd. .........................................      15,331
     909    American International Group, Inc. ...............      50,153
     262    CIGNA Corp. ......................................      12,289
     861    MBIA, Inc. .......................................      41,988
     735    St. Paul Cos., Inc. (The).........................      26,839
     616    XL Capital Ltd., Class A..........................      51,111
                                                                ----------
                                                                   197,711
                                                                ----------
            MACHINERY -- 2.5%
   1,014    Caterpillar, Inc. ................................      56,462
     877    Parker-Hannifin Corp. ............................      36,808
                                                                ----------
                                                                    93,270
                                                                ----------
            MEDIA & ENTERTAINMENT -- 2.5%
   *+463    Comcast Corp. ....................................      13,351
    *703    Comcast Corp., Class A............................      21,221

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- (CONTINUED)
     525    Gannett Co., Inc. ................................  $   40,356
     472    Harrah's Entertainment, Inc. .....................      18,973
                                                                ----------
                                                                    93,901
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.6%
    +466    Aventis S.A., ADR.................................      25,479
  *1,424    Baxter International, Inc. .......................      37,021
     357    Becton, Dickinson & Co. ..........................      13,881
     466    Guidant Corp. ....................................      20,672
                                                                ----------
                                                                    97,053
                                                                ----------
            METALS, MINERALS & MINING -- 2.6%
     577    Alcan, Inc. ......................................      18,054
   2,414    Alcoa, Inc. ......................................      61,554
     355    Fortune Brands, Inc. .............................      18,536
                                                                ----------
                                                                    98,144
                                                                ----------
            RESEARCH & TESTING FACILITIES -- 0.0%
      29    Monsanto Co. .....................................         618
                                                                ----------
            RETAIL -- 1.9%
  *2,418    McDonald's Corp. .................................      53,345
     498    Target Corp. .....................................      18,825
                                                                ----------
                                                                    72,170
                                                                ----------
            SOFTWARE & SERVICES -- 2.8%
  *2,094    AOL Time Warner, Inc. ............................      33,699
     689    Automatic Data Processing, Inc. ..................      23,330
    *777    Computer Sciences Corp. ..........................      29,604
     641    Microsoft Corp. ..................................      16,403
                                                                ----------
                                                                   103,036
                                                                ----------
            TRANSPORTATION -- 9.0%
   1,053    Boeing Co. (The)..................................      36,146
   1,412    CSX Corp. ........................................      42,484
     870    Canadian Pacific Railway Ltd. ....................      19,661
    +704    DaimlerChrysler AG................................      24,443
  +1,152    Delta Air Lines, Inc. ............................      16,917
     552    FedEx Corp. ......................................      34,234
     525    General Dynamics Corp. ...........................      38,026
   *+386    HSBC Holdings PLC, ADR............................      22,801
   1,226    Honeywell International, Inc. ....................      32,910
     317    USF Corp. ........................................       8,555
   1,023    Union Pacific Corp. ..............................      59,349
                                                                ----------
                                                                   335,526
                                                                ----------
            UTILITIES -- 7.3%
    +175    Dominion Resources, Inc. .........................      11,267
     999    Exelon Corp. .....................................      59,727
     740    FPL Group, Inc. ..................................      49,449
   1,050    FirstEnergy Corp. ................................      40,376
     984    Pinnacle West Capital Corp. ......................      36,832
     700    Progress Energy, Inc. ............................      30,739
  *1,889    Waste Management, Inc. ...........................      45,504
                                                                ----------
                                                                   273,894
                                                                ----------
            Total common stocks...............................  $3,541,948
                                                                ==========

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
SHORT-TERM SECURITIES -- 6.9%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 2.1%
  77,257    Boston Global Investment Trust....................  $   77,257
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 4.8%
$180,747    Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 07/01/03....................................     180,747
                                                                ----------
            Total short-term securities.......................  $  258,004
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $3,580,868)......    95.0%  $3,541,948
Total short-term securities (cost
  $258,004)................................     6.9      258,004
                                             ------   ----------
Total investment in securities (total cost
  $3,838,872) -- including $74,246 of
  securities loaned (See Note 2(i))........   101.9    3,799,952
Cash, receivables and other assets.........     0.7       26,742
Payable for securities purchased...........    (0.6)     (22,786)
Securities lending collateral payable to
  brokers (See Note 2(i))..................    (2.0)     (77,257)
Payable for accounting services............    (0.0)          (2)
Other liabilities..........................    (0.0)        (149)
                                             ------   ----------
Net assets.................................   100.0%  $3,726,500
                                             ======   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  4,000,000 shares authorized; 228,164 shares
  outstanding.....................................  $      228
Paid in capital...................................   3,910,575
Accumulated net investment income.................      28,207
Accumulated net realized loss on investments......    (173,590)
Unrealized depreciation on investments............     (38,920)
                                                    ----------
Net assets........................................  $3,726,500
                                                    ==========

Class IA
  Net asset value per share ($3,157,061 / 193,230
    shares outstanding) (3,500,000 shares
    authorized)...................................  $16.34
                                                    ======
Class IB
  Net asset value per share ($569,439 / 34,934
    shares outstanding) (500,000 shares
    authorized)...................................  $16.30
                                                    ======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD FOCUS HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 96.4%
            BANKS -- 13.5%
      44    American Express Co. .............................  $ 1,852
      22    Bank of America Corp. ............................    1,731
      80    Citigroup, Inc. ..................................    3,407
      30    Federal National Mortgage Association.............    2,003
                                                                -------
                                                                  8,993
                                                                -------
            COMPUTERS & OFFICE EQUIPMENT -- 10.1%
    *136    Cisco Systems, Inc. ..............................    2,277
      93    Hewlett-Packard Co. ..............................    1,981
      30    International Business Machines Corp. ............    2,456
                                                                -------
                                                                  6,714
                                                                -------
            CONSTRUCTION -- 2.4%
      71    Halliburton Co. ..................................    1,622
                                                                -------
            DRUGS -- 10.5%
      35    Eli Lilly & Co. ..................................    2,414
     *29    Genzyme Corp. ....................................    1,208
      99    Pfizer, Inc. .....................................    3,374
                                                                -------
                                                                  6,996
                                                                -------
            ELECTRONICS -- 8.2%
     115    General Electric Co. .............................    3,290
     104    Intel Corp. ......................................    2,170
                                                                -------
                                                                  5,460
                                                                -------
            FINANCIAL SERVICES -- 4.9%
      38    Merrill Lynch & Co., Inc. ........................    1,779
      34    Morgan Stanley Dean Witter & Co. .................    1,466
                                                                -------
                                                                  3,245
                                                                -------
            FOOD, BEVERAGE & TOBACCO -- 3.5%
      51    Coca-Cola Co. (The)...............................    2,344
                                                                -------
            HEALTH SERVICES -- 3.0%
      62    HCA, Inc. ........................................    1,993
                                                                -------
            INSURANCE -- 4.7%
      57    American International Group, Inc. ...............    3,123
                                                                -------
            MEDIA & ENTERTAINMENT -- 8.2%
     *63    Comcast Corp., Class A............................    1,913
     *43    Viacom, Inc., Class B.............................    1,895
     *82    Walt Disney Co. (The).............................    1,614
                                                                -------
                                                                  5,422
                                                                -------
            METALS, MINERALS & MINING -- 5.5%
      81    Alcoa, Inc. ......................................    2,060
      68    Masco Corp. ......................................    1,615
                                                                -------
                                                                  3,675
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            RETAIL -- 6.1%
     117    Gap, Inc. (The)...................................  $ 2,201
      55    Home Depot, Inc. (The)............................    1,835
                                                                -------
                                                                  4,036
                                                                -------
            SOFTWARE & SERVICES -- 12.6%
    *190    AOL Time Warner, Inc. ............................    3,057
     *52    Computer Sciences Corp. ..........................    1,963
     129    Microsoft Corp. ..................................    3,293
                                                                -------
                                                                  8,313
                                                                -------
            TRANSPORTATION -- 3.2%
      33    FedEx Corp. ......................................    2,041
                                                                -------
            Total common stocks...............................  $63,977
                                                                =======
PRINCIPAL
 AMOUNT
---------
SHORT-TERM SECURITIES -- 3.3%
            REPURCHASE AGREEMENT -- 3.3%
 $ 2,208    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 07/01/03..............................  $ 2,208
                                                                -------
            Total short-term securities.......................  $ 2,208
                                                                =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $61,335)...........   96.4%  $63,977
Total short-term securities (cost $2,208)....    3.3     2,208
                                               -----   -------
Total investment in securities (total cost
  $63,543)...................................   99.7    66,185
Cash, receivables and other assets...........    0.3       190
                                               -----   -------
Net assets...................................  100.0%  $66,375
                                               =====   =======

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 7,858 shares outstanding.......  $      8
Paid in capital.....................................    73,743
Accumulated net investment income...................       112
Accumulated net realized loss on investments........   (10,130)
Unrealized appreciation on investments..............     2,642
                                                      --------
Net assets..........................................  $ 66,375
                                                      ========
Class IA
  Net asset value per share ($39,578 / 4,680 shares
    outstanding) (600,000 shares authorized)........  $   8.46
                                                      ========
Class IB
  Net asset value per share ($26,797 / 3,178 shares
    outstanding) (200,000 shares authorized)........  $   8.43
                                                      ========

    *  Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 PORTFOLIO OF INVESTMENTS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                           VALUE
-----------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS  -- 2.0%
$       400   Arms II, Series G1, Class A (Aaa Moodys)
                1.51% due 09/10/34..............................  $    400
        460   BMW Vehicle Owner Trust, Series 2003-A, Class A2
                (Aaa Moodys)
                1.45% due 11/25/05..............................       461
        450   Bear Stearns Commercial Mortgage Securities,
                Series 2001-TOP4, Class A3
                (Aaa Moodys)
                5.61% due 11/15/33..............................       501
        715   CS First Boston Mortgage Securities Corp., Series
                1997-C1, Class A1B (Aaa Moodys)
                7.15% due 08/20/06..............................       739
        300   Crusade Global Trust, Series 2003-1,
                Class A (AAA S&P)
                1.41% due 01/17/34..............................       300
      @ 544   GS Mortgage Securities Corp. II, Series
                2000-GSFL, Class A (Aaa Moodys)
                1.59% due 08/15/04..............................       544
        191   Granite Mortgages PLC, Series 2002-2, Class 1A1
                (Aaa Moodys)
                1.44% due 01/21/17..............................       191
        705   Holmes Financial PLC, Series 4,
                Class 1A (Aaa Moodys)
                1.48% due 07/15/15..............................       706
        530   Medallion Trust, Series 2003-1G,
                Class A (AAA S&P)
                1.48% due 12/21/33..............................       530
        600   Morgan Stanley Dean Witter Capital I,
                Series 2001-TOP3, Class A3 (Aaa Moodys)
                6.20% due 07/15/33..............................       683
        500   Nomura Asset Securities Corp.,
                Series 1998-D6, Class A1B (Aaa Moodys)
                6.59% due 03/17/28..............................       578
      @ 500   RMAC Series 2003-NS2A,
                Class A1B (Aaa Moodys)
                1.25% due 06/12/18..............................       500
                                                                  --------
              Total collateralized mortgage obligations (cost
                $5,929).........................................     6,133
                                                                  --------
  SHARES
-----------
COMMON STOCKS -- 60.4%
              APPAREL & TEXTILE -- 1.0%
        *60   Coach, Inc. ......................................     2,974
                                                                  --------
              BANKS -- 5.5%
         45   Bank of America Corp. ............................     3,580
        134   Citigroup, Inc. ..................................     5,735
        137   Credit Suisse Group...............................     3,607
        +67   Deutsche Bank AG..................................     4,346
                                                                  --------
                                                                    17,268
                                                                  --------
              BUSINESS SERVICES -- 1.5%
       *250   Cendant Corp. ....................................     4,582
                                                                  --------
              CHEMICALS -- 0.5%
         34   du Pont (E.I.) de Nemours & Co. ..................     1,403
                                                                  --------

                                                                   MARKET
  SHARES                                                           VALUE
-----------                                                       --------
              COMMUNICATIONS -- 8.5%
       +874   Alcatel S.A. .....................................  $  7,880
      @@ --   DDI Corp. ........................................       740
        384   Deutsche Telekom AG...............................     5,862
        109   Nokia Oyj.........................................     1,797
         34   QUALCOMM, Inc. ...................................     1,208
      3,336   Vodafone Group PLC................................     6,523
       *369   Wanadoo...........................................     2,467
                                                                  --------
                                                                    26,477
                                                                  --------
              COMPUTERS & OFFICE EQUIPMENT -- 3.1%
       *197   Cisco Systems, Inc. ..............................     3,280
       *164   Dell Computer Corp. ..............................     5,248
         12   International Game Technology.....................     1,218
                                                                  --------
                                                                     9,746
                                                                  --------
              CONSTRUCTION -- 0.1%
         +6   Lennar Corp., Class A.............................       380
                                                                  --------
              CONSUMER DURABLES -- 0.2%
        +16   LVMH Moet Hennessy Louis Vuitton S.A. ............       774
                                                                  --------
              CONSUMER NON-DURABLES -- 2.3%
         66   Cardinal Health, Inc. ............................     4,270
         91   Gillette Co. (The)................................     2,893
                                                                  --------
                                                                     7,163
                                                                  --------
              DRUGS -- 5.6%
         12   AstraZeneca PLC...................................       485
         42   Aventis S.A. .....................................     2,333
         *6   Barr Laboratories, Inc. ..........................       380
         49   Eli Lilly & Co. ..................................     3,400
        *64   IDEC Pharmaceuticals Corp. .......................     2,159
        171   Pfizer, Inc. .....................................     5,836
         51   Schering-Plough Corp. ............................       943
        +34   Teva Pharmaceutical Industries Ltd., ADR..........     1,936
                                                                  --------
                                                                    17,472
                                                                  --------
              EDUCATION -- 1.3%
        *66   Apollo Group, Inc. ...............................     4,089
                                                                  --------
              ELECTRONICS -- 3.2%
       *106   Altera Corp. .....................................     1,730
        *23   Analog Devices, Inc. .............................       798
         12   Samsung Electronics Co., Ltd. ....................     3,608
        135   Sony Corp. .......................................     3,800
                                                                  --------
                                                                     9,936
                                                                  --------
              ENERGY & SERVICES -- 2.1%
         14   Burlington Resources, Inc. .......................       752
         83   Exxon Mobil Corp. ................................     2,995
         18   TotalFinaElf S.A., B Shares.......................     2,705
                                                                  --------
                                                                     6,452
                                                                  --------
              FINANCIAL SERVICES -- 2.4%
       +118   AXA...............................................     1,834
         61   Merrill Lynch & Co., Inc. ........................     2,843
        695   Nikko Cordial Corp. ..............................     2,790
                                                                  --------
                                                                     7,467
                                                                  --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
-----------                                                       --------
COMMON STOCKS -- (CONTINUED)
              FOOD, BEVERAGE & TOBACCO -- 2.9%
         59   Altria Group, Inc. ...............................  $  2,681
        357   Imperial Tobacco Group PLC........................     6,384
                                                                  --------
                                                                     9,065
                                                                  --------
              INSURANCE -- 1.7%
         33   Allianz AG........................................     2,776
        *15   Anthem, Inc. .....................................     1,150
         81   ING Group N.V. ...................................     1,404
                                                                  --------
                                                                     5,330
                                                                  --------
              MACHINERY -- 0.9%
       *172   Applied Materials, Inc. ..........................     2,730
                                                                  --------
              MEDIA & ENTERTAINMENT -- 5.6%
         54   Clear Channel Communications, Inc. ...............     2,289
        *50   EchoStar Communications Corp., Class A............     1,731
      *+135   Interactive Corp. ................................     5,338
       *+58   Univision Communications, Inc. ...................     1,754
        *14   Viacom, Inc., Class B.............................       603
       +308   Vivendi S.A. .....................................     5,597
                                                                  --------
                                                                    17,312
                                                                  --------
              MEDICAL INSTRUMENTS & SUPPLIES -- 1.2%
         75   Guidant Corp. ....................................     3,338
          8   Medtronic, Inc. ..................................       374
                                                                  --------
                                                                     3,712
                                                                  --------
              METALS, MINERALS & MINING -- 0.4%
       @ 14   Lukoil Holdings ADR...............................     1,122
                                                                  --------
              RETAIL -- 4.4%
       *+52   Amazon.com, Inc. .................................     1,897
        147   Gap, Inc. (The)...................................     2,754
         11   Home Depot, Inc. .................................       377
        635   Kingfisher PLC....................................     2,907
          3   Wal-Mart Stores, Inc. ............................       182
        *55   eBay, Inc. .......................................     5,678
                                                                  --------
                                                                    13,795
                                                                  --------
              SOFTWARE & SERVICES -- 4.1%
         72   First Data Corp. .................................     2,980
         93   Microsoft Corp. ..................................     2,369
         *9   Symantec Corp. ...................................       373
    * @@ --   Yahoo Japan Corp. ................................     4,011
        *94   Yahoo!, Inc. .....................................     3,093
                                                                  --------
                                                                    12,826
                                                                  --------
              TRANSPORTATION -- 1.9%
         60   BMW AG............................................     2,289
     *1,417   British Airways PLC...............................     3,544
          6   FedEx Corp. ......................................       378
                                                                  --------
                                                                     6,211
                                                                  --------
              Total common stocks (cost $160,574)...............  $188,286
                                                                  ========
 PRINCIPAL                                                         MARKET
 AMOUNT I                                                          VALUE
-----------                                                       --------
CORPORATE NOTES -- 5.6%
              BANKS -- 0.8%
        400   Citigroup, Inc. (Aa1 Moodys)
              3.50% due 02/01/08................................  $    411
        325   Federal National Mortgage Association (Aaa Moodys)
                4.00% due 11/17/06..............................       328
      1,200   Federal Home Loan Bank (Aaa Moodys)
                5.75% due 05/15/12..............................     1,379
GBP     165   Household Finance Corp. (A- S&P)
                7.00% due 03/27/12..............................       306
                                                                  --------
                                                                     2,424
                                                                  --------
              COMMUNICATIONS -- 0.2%
EUR   @ 300   AT&T Corp. (Aaa Moodys)
                4.38% due 11/21/03..............................       347
        285   Verizon Communications, Inc. (Aa2 Moodys)
                6.50% due 09/15/11..............................       331
                                                                  --------
                                                                       678
                                                                  --------
              CONSTRUCTION -- 0.2%
        200   Centex Corp. (BBB+ Fitch)
                5.80% due 09/15/09..............................       220
        275   Pulte Homes, Inc. (BBB+ Fitch)
                6.38% due 05/15/33..............................       277
                                                                  --------
                                                                       497
                                                                  --------
              ENERGY & SERVICES -- 0.5%
        250   Amerada Hess Corp. (Baa2 Moodys)
                7.88% due 10/01/29..............................       304
        225   Burlington Resources Finance Co.
                (Baa1 Moodys)
                6.68% due 02/15/11..............................       264
        275   Devon Energy Corp. (Baa2 Moodys)
                7.95% due 04/15/32..............................       354
        195   Ocean Energy, Inc. (Baa3 Moodys)
                4.38% due 10/01/07..............................       205
                                                                  --------
                                                                     1,127
                                                                  --------
              FINANCIAL SERVICES -- 0.8%
        350   FPL Group Capital, Inc. (A2 Moodys)
                6.13% due 05/15/07..............................       386
        400   General Electric Capital Corp. (Aaa Moodys)
                5.45% due 01/15/13..............................       433
 EUR    325   Goldman Sachs Group, Inc. (B1 Moodys)
                4.13% due 02/06/08..............................       384
        250   KFW International Finance, Inc.
                (Aaa Moodys)
                4.75% due 01/24/07..............................       271
GBP     200   Morgan Stanley Dean Witter (A+ S&P)
                5.38% due 11/14/13..............................       336
      @ 204   Southern Capital Corp. (AAA S&P)
                5.70% due 06/30/23..............................       221
 EUR    511   Toyota Motor Credit Corp. (AAA S&P)
                4.75% due 06/17/05..............................       613
                                                                  --------
                                                                     2,644
                                                                  --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
 AMOUNT I                                                          VALUE
-----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
              FOOD, BEVERAGE & TOBACCO -- 0.2%
        300   Conagra Foods, Inc. (Baa1 Moodys)
                6.00% due 09/15/06..............................  $    332
        325   Kraft Foods, Inc. (A2 Moodys)
                1.48% due 11/26/04..............................       324
                                                                  --------
                                                                       656
                                                                  --------
              FOREST & PAPER PRODUCTS -- 0.4%
 EUR    325   International Paper Co. (Baa2 Moodys)
                5.38% due 08/11/06..............................       395
      @ 130   Inversiones CMPC S.A. (A- S&P)
                4.88% due 06/18/13..............................       128
        225   MeadWestvaco Corp. (Baa2 Moodys)
                6.85% due 04/01/12..............................       260
        400   Weyerhaeuser Co. (A Fitch)
                6.13% due 03/15/07..............................       442
                                                                  --------
                                                                     1,225
                                                                  --------
              INSURANCE -- 1.1%
      @ 225   Anthem Insurance Cos., Inc. (A- Fitch)
              9.00% due 04/01/27................................       302
        300   Everest Reinsurance Group Ltd.
                (A3 Moodys)
                8.50% due 03/15/05..............................       326
      @ 390   Florida Windstorm Underwriting Association (Aaa
                Moodys)
                6.85% due 08/25/07..............................       453
        275   Health Net, Inc. (Baa3 Moodys)
                8.38% due 04/15/11..............................       334
GBP     175   International Lease Finance Corp. (A1 Moodys)
                6.63% due 12/07/09..............................       304
        400   NAC RE Corp. (A2 Moodys)
                7.15% due 11/15/05..............................       439
        250   St. Paul Cos., Inc. (The) (A2 Moodys)
                5.75% due 03/15/07..............................       274
        340   UnitedHealth Group, Inc. (A S&P)
                5.20% due 01/17/07..............................       370
        500   Wellpoint Health Networks, Inc. (A- S&P)
                6.38% due 01/15/12..............................       570
                                                                  --------
                                                                     3,372
                                                                  --------
              MEDIA & ENTERTAINMENT -- 0.4%
        175   COX Communciations, Inc. (BBB+ Fitch)
                7.75% due 11/01/10..............................       214
        300   Comcast Cable Communications (BBB+ Fitch)
                8.38% due 05/01/07..............................       354
        200   USA Interactive (Baa3 Moodys)
                7.00% due 01/15/13..............................       230
        350   Viacom, Inc. (A3 Moodys)
                6.63% due 05/15/11..............................       413
                                                                  --------
                                                                     1,211
                                                                  --------

 PRINCIPAL                                                         MARKET
 AMOUNT I                                                          VALUE
-----------                                                       --------
              RETAIL -- 0.1%
GBP      85   McDonald's Corp. (A2 Moodys)
                5.88% due 04/23/32..............................  $    140
EUR  ** 225   Staples Inc. (Aaa Moodys)
                5.88% due 11/15/04..............................       268
                                                                  --------
                                                                       408
                                                                  --------
              SOFTWARE & SERVICES -- 0.1%
        275   Time Warner, Inc. (Baa1 Moodys)
                9.13% due 01/15/13..............................       352
                                                                  --------
              TRANSPORTATION -- 0.5%
GBP     245   DaimlerChrysler North America Holding Corp. (A3
                Moodys)
                7.50% due 12/07/06..............................       435
        275   Ford Motor Co. (Baa1 Moodys)
                6.38% due 02/01/29..............................       222
       +400   General Motors Acceptance Corp. (A3 Moodys)
                6.13% due 08/28/07..............................       416
        430   General Motors Corp. (A- Fitch)
                8.38% due 07/15/33..............................       422
                                                                  --------
                                                                     1,495
                                                                  --------
              UTILITIES -- 0.3%
         95   Commonwealth Edison Co. (Baa1 Moodys)
                6.15% due 03/15/12..............................       109
        225   Kinder Morgan Energy Partners LP (Baa1 Moodys)
                7.13% due 03/15/12..............................       269
        300   NSTAR (A2 Moodys)
                8.00% due 02/15/10..............................       368
         70   South Carolina Electric & Gas Co. (A1 Moodys)
                6.63% due 02/01/32..............................        83
        195   Virginia Electric & Power Co. (A3 Moodys)
                5.38% due 02/01/07..............................       213
                                                                  --------
                                                                     1,042
                                                                  --------
              Total corporate notes (cost $15,537)..............    17,131
                                                                  --------
FOREIGN/YANKEE BONDS & NOTES -- 17.9%
              FOREIGN CORPORATIONS -- 2.9%
 EUR    330   British Telecom Co. PLC (Aaa Moodys)
                7.13% due 02/15/11..............................       443
 EUR    275   Deutsche Telekom International Finance BV (Baa3
                Moodys)
                5.88% due 07/11/06..............................       342
      1,500   European Investment Bank (AAA S&P)
                3.00% due 06/16/08..............................     1,532
GBP   ** 125  France Telecom (Aaa Moodys)
                9.00% due 03/14/11..............................       244
        300   Koninklijke KPN N.V. (Baa3 Moodys)
                8.00% due 10/01/10..............................       371

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                         MARKET
 AMOUNT I                                                          VALUE
-----------                                                       --------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
              FOREIGN CORPORATIONS -- (CONTINUED)
 EUR    275   Lehman Brother Holding, Inc. (A2 Moodys)
                6.13% due 03/23/07..............................  $    346
 EUR    800   Lloyds TSB Bank PLC (Aa1 Moodys)
                5.25% due 07/14/08..............................       986
 EUR    175   NGG Finance PLC (A- S&P)
                5.25% due 08/23/06..............................       213
        300   National Australia Bank (AA- S&P)
                8.60% due 05/19/10..............................       388
        200   News America Holdings, Inc. (BBB Fitch)
                8.88% due 04/26/23..............................       256
 EUR    225   Nordea Bank Finland PLC (A- S&P)
                5.75% due 03/26/14..............................       285
EUR  ** 425   Oversea-Chinese Banking Corp. (A1 Moodys)
                7.25% due 09/06/11..............................       576
        450   Pemex Project Funding Master Trust Co. (Baa1
                Moodys)
                9.13% due 10/13/10..............................       545
        175   Potash Corp. of Saskatchewan, Inc. (BBB+ S&P)
                7.75% due 05/31/11..............................       215
      @ 115   Sappi Papier Holding AG (Baa2 Moodys)
                6.75% due 06/15/12..............................       131
 EUR    275   Sogerim (B S&P)
                6.13% due 04/20/06..............................       339
        300   Stora Enso Oyj (Baa1 Moodys)
                7.38% due 05/15/11..............................       359
        250   Telefonica Europe BV (A2 Moodys)
                7.75% due 09/15/10..............................       308
 EUR    800   Unilever N.V. (A1 Moodys)
                4.75% due 06/07/04..............................       940
                                                                  --------
                                                                     8,819
                                                                  --------
              FOREIGN GOVERNMENTS -- 15.0%
EUR   1,000   Bundesobligation (AAA S&P)
                3.75% due 08/26/03..............................     1,151
CAD   2,815   Canadian Government (AA+ Fitch)
                5.75% due 06/01/29..............................     2,267
CAD   3,405   Canadian Government (AAA S&P)
                5.25% due 06/01/12..............................     2,651
 CAD    835   Canadian Government (Aaa Moodys)
                5.50% due 06/01/10..............................       663
EUR   4,250   Cert Di Credito Del Tes (Aa2 Moodys)
                2.90% due 09/01/03..............................     4,887
 EUR    130   Corp. Andina De Fomento (AAA S&P)
                6.38% due 06/18/09..............................       160
 EUR    815   Deutsche Bundesrepublik (Aaa Moodys)
                6.00% due 07/04/07..............................     1,047
EUR   1,200   Deutsche Bundesrepublik (Aaa Moodys)
                6.50% due 07/04/27..............................     1,742
EUR   1,680   Deutsche Bundesrepublik (AAA S&P)
                6.25% due 01/04/30..............................     2,365
 EUR    250   Deutsche Bundesrepublik (Aaa Moodys)
                6.00% due 01/05/06..............................       312

 PRINCIPAL                                                         MARKET
 AMOUNT I                                                          VALUE
-----------                                                       --------
              FOREIGN GOVERNMENTS -- (CONTINUED)
EUR   1,050   Deutsche Bundesrepublik (BB+ S&P)
                5.00% due 01/04/12..............................  $  1,320
EUR   1,070   Finnish Government (AAA S&P)
                5.38% due 07/04/13..............................     1,381
EUR   1,715   Government of France (AAA S&P)
                5.25% due 04/25/08..............................     2,166
 EUR    600   Government of France (AAA S&P)
                5.50% due 04/25/07..............................       756
JPY 156,000   Japan Series 195 (AA- S&P)
                2.40% due 06/20/07..............................     1,409
JPY 266,000   Japan Series 208 (AA- S&P)
                1.10% due 12/22/08..............................     2,298
JPY  75,000   Japan Series 213 (AA- S&P)
                1.40% due 06/22/09..............................       659
JPY  90,000   Japan Series 42 (AA- S&P)
                2.60% due 03/20/19..............................       921
EUR   4,035   Kingdom of Denmark (AAA S&P)
                4.88% due 04/18/07..............................     4,993
 DKK  3,676   Kingdom of Denmark (AAA S&P)
                6.00% due 11/15/09..............................       650
 EUR    175   Netherlands Government (Aaa Moodys)
                7.75% due 03/01/05..............................       219
 NZD  2,010   New Zealand Government (Aaa Moodys)
                6.50% due 04/15/13..............................     1,275
EUR  @ 1,440  Republic of Austria (AAA S&P)
                5.00% due 07/15/12..............................     1,810
      1,050   Republic of Finland (Aaa Moodys)
                4.75% due 03/06/07..............................     1,142
 EUR    275   Republic of South Africa (BBB S&P)
                5.25% due 05/16/13..............................       304
SGD   1,430   Singapore Government (AAA S&P)
                4.00% due 03/01/07..............................       894
SEK  22,300   Sweden Kingdom (AAA S&P)
                5.50% due 10/08/12..............................     3,041
SEK   4,000   Swedish Government (AAA S&P)
                5.00% due 01/28/09..............................       530
 EUR      5   Treasury Certificates (AAA S&P)
                0.00% due 10/16/03..............................         6
GBP     355   UK Treasury Gilt (AAA S&P)
                4.25% due 06/07/32..............................       559
GBP   1,600   UK Treasury Gilt (AAA S&P)
                6.25% due 11/25/10..............................     3,008
         95   United Mexican States (Baa2 Moodys)
                8.13% due 12/30/19..............................       108
                                                                  --------
                                                                    46,694
                                                                  --------
              Total foreign/yankee bonds & notes (cost
                $48,272)........................................    55,513
                                                                  --------
MUNICIPAL BONDS -- 0.1%
              FINANCIAL SERVICES -- 0.1%
        350   California State (A S&P)
                5.25% due 02/01/23..............................       365
                                                                  --------
              Total municipal bonds (cost $371).................       365
                                                                  --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
-----------                                                       --------
OPTIONS CALL PURCHASES -- 0.0%
              ISSUER/EXPIRATION DATE/EXERCISE PRICE -- 0.0%
      1,300   CAD Call/Jpy Put/May 2004/82.35...................  $     76
      1,235   Duetsche Corp Eur OP/December 2003/109.04.........        15
      3,740   Eur Call DBR 5/September 2002/109.19..............        44
                                                                  --------
              Total options call purchases (cost $119)..........       135
                                                                  --------
OPTIONS PUT PURCHASES -- 0.0%
              ISSUER/EXPIRATION DATE/EXERCISE PRICE -- 0.0%
     @@ 797   JPY Put Swaption/January 2004/0.60................        --
      2,100   JPY Put/USD Call/April/2005/ 135..................        14
      3,185   US Put/JPY Call/October 2003/115..................        18
        940   USD Put/Aud Call/May 2004/0.622...................        57
                                                                  --------
              Total options put purchases (cost $130)...........        89
                                                                  --------
 PRINCIPAL
  AMOUNT
-----------
U.S. TREASURIES & FEDERAL AGENCIES -- 10.2%
              FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 0.4%
$     1,093   3.972% due 03/01/30...............................  $  1,123
                                                                  --------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.1%
      @@ --   6.00% due 04/01/16 -- 12/01/28....................        --
        348   6.295% due 06/01/09...............................       398
         60   7.00% due 02/01/29................................        63
                                                                  --------
                                                                       461
                                                                  --------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.5%
      9,422   6.00% due 11/15/28 -- 05/01/33....................     9,882
        482   6.50% due 09/15/28 -- 10/15/28....................       507
      2,581   7.50% due 11/15/27 -- 07/15/29....................     2,746
        776   8.00% due 10/15/29 -- 12/15/30....................       837
                                                                  --------
                                                                    13,972
                                                                  --------

 PRINCIPAL                                                         MARKET
  AMOUNT                                                           VALUE
-----------                                                       --------
              U.S. TREASURY BONDS -- 5.2%
$    10,085   4.375% due 08/15/12...............................  $ 10,813
      5,000   4.75% due 11/15/08................................     5,543
                                                                  --------
                                                                    16,356
                                                                  --------
              Total U.S. treasuries & federal agencies (cost
                $31,705)........................................    31,912
                                                                  --------
  SHARES
-----------
SHORT-TERM SECURITIES -- 15.8%
              INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
              SECURITIES -- 6.9%
     21,403   State Street Navigator Securities Lending Prime
                Portfolio.......................................    21,403
                                                                  --------
 PRINCIPAL
  AMOUNT
-----------
              REPURCHASE AGREEMENT -- 8.9%
$    27,876   Joint Repurchase Agreement (See Note 2(d))
                1.10% due 07/01/03..............................    27,876
                                                                  --------
              Total short-term securities (cost $49,279)........    49,279
                                                                  --------
INVESTMENT IN SECURITIES AT VALUE (TOTAL COST
$311,916) -- 112.0%.............................................   348,843
OTHER ASSETS, LESS LIABILITIES -- (12.0)%.......................   (37,337)
                                                                  --------
NET ASSETS -- 100.0%............................................  $311,506
                                                                  ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                     MARKET
                                                     VALUE
                                                    --------
STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
  $311,916) -- including $20,514 of securities
  loaned (See Note 2(i)) -- see accompanying
  portfolio.......................................  $348,843
Receivable for securities sold....................    22,377
Receivable for Fund shares sold...................       269
Receivable for dividends and interest.............     1,877
Cash and other assets.............................    11,971
                                                    --------
Total assets......................................  $385,337
                                                    ========
LIABILITIES
Payable for securities purchased..................  $ 40,193
Payable for Fund shares redeemed..................        22
Securities lending collateral payable to brokers
  (See Note 2(i)).................................    21,403
Other liabilities.................................    12,213
                                                    --------
Total liabilities.................................    73,831
                                                    ========
Net assets........................................  $311,506
                                                    ========

                                                                MARKET
                                                                VALUE
                                                              ----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 1,000,000 shares
  authorized; 30,806 shares outstanding.....................  $       31
Paid in capital.............................................     353,400
Accumulated net investment income...........................       3,640
Accumulated net realized loss on investments................     (80,733)
Unrealized appreciation on investments......................      36,927
Unrealized appreciation on futures contracts  ** ...........          67
Unrealized depreciation on forward foreign bonds  M.........        (131)
Unrealized depreciation on forward foreign currency
  contracts (See Note 2(g)) @@@.............................      (1,887)
Unrealized appreciation on other assets and liabilities in
  foreign currencies........................................         192
                                                              ----------
Net assets..................................................  $  311,506
                                                              ==========

Class IA
  Net asset value per share ($284,955 / 28,169
    shares outstanding) (800,000 shares
    authorized)...................................  $10.12
                                                    ======
Class IB
  Net asset value per share ($26,551 / 2,637
    shares outstanding) (200,000 shares
    authorized)...................................  $10.07
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $5,558 or 1.8% of net assets.

   ** Securities contain some restriction as to public resale. At June 30, 2003, the market value of these securities amounted to $1,088 or 0.3% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market values round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.

       AUD -- Australian Dollar
       CAD -- Canadian Dollar
       DKK -- Denmark Krone
       EUR -- Euro
       GBP -- British Pound
       JPY -- Japanese Yen
       NZD -- New Zealand Dollar
       SEK -- Swedish Krona
       SGC -- Singapore Dollar

                 *** FUTURES CONTRACTS OPEN AS OF JUNE 30, 2003

NUMBER OF
CONTRACTS                POSITION                  EXPIRATION
---------                --------                --------------
   19                      long                  September 2003
   10                     short                  September 2003
  315                     short                  September 2003
    9                     short                  September 2003
   16                     short                  September 2003
    7                     short                  September 2003
    2                     short                    July 2003
   17                     short                  September 2003
   26                      long                    July 2003
   50                     short                    July 2003
    1                     short                  September 2003
   12                      long                  September 2003
   17                      long                  September 2003
    2                     short                  September 2003
   12                      long                  September 2003
   13                     short                  September 2003
    2                     short                    July 2003

NUMBER OF
CONTRACTS                        DESCRIPTION
---------  -------------------------------------------------------
   19      U.S. Treasury Bond futures contracts
   10      10 Year U.S. Treasury Note futures contracts
  315      CBT 5 Year U.S. Treasury Note futures contracts
    9      S&P 500 Index futures contracts
   16      FTSE 100 futures contracts
    7      SFE SPI 200 Index futures contracts
    2      HKFE Hang Seng Index future contract
   17      TSE TOPIX Index futures contracts
   26      OMX Stock Index futures contracts
   50      OMX Stock Index futures contracts
    1      MIB 30 Index future contract
   12      Eurex EURO-BOBL futures contracts
   17      Eurex EURO-BUND futures contracts
    2      Eurex DAX Index future contract
   12      Eurex EURO-Schatz futures contracts
   13      CAC 40 Index futures contracts
    2      IBEX 35 Index futures contracts

These contracts had a market value of ($35,539) as of June 30, 2003 and were collateralized by various U.S. Treasury Bonds with a market value of $1,393.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Australian Dollar (Buy)        $   356            $   354          7/25/2003           $     2
Australian Dollar (Buy)            853                847          7/25/2003                 6
Australian Dollar (Buy)          1,037              1,031          7/25/2003                 6
Australian Dollar (Buy)            102                102          9/30/2003                --
Australian Dollar (Sell)           145                140          9/19/2003                (5)
Australian Dollar (Sell)           290                288          9/19/2003                (2)
British Pound (Buy)                 88                 87          7/24/2003                 1
British Pound (Buy)                934                934          7/24/2003                --
British Pound (Buy)                947                937          7/24/2003                10
British Pound (Buy)              1,623              1,618          7/24/2003                 5
British Pound (Buy)                165                164          9/19/2003                 1
British Pound (Buy)                401                407          9/19/2003                (6)
British Pound (Sell)               348                350          7/1/2003                  2
British Pound (Sell)               353                354          7/3/2003                  1
British Pound (Sell)                23                 23          7/24/2003                --
British Pound (Sell)               405                399          7/24/2003                (6)
British Pound (Sell)               696                688          7/24/2003                (8)
British Pound (Sell)               962                959          7/24/2003                (3)
British Pound (Sell)             1,251              1,231          7/24/2003               (20)
British Pound (Sell)             5,670              5,579          7/24/2003               (91)
British Pound (Sell)             2,376              2,409          9/19/2003                33
Canadian Dollars (Buy)             170                165          8/6/2003                  5
Canadian Dollars (Buy)             237                220          8/6/2003                 17
Canadian Dollars (Buy)             970                971          8/6/2003                 (1)
Canadian Dollars (Buy)           3,087              2,874          8/6/2003                213
Canadian Dollars (Sell)            230                230          8/6/2003                 --
Canadian Dollars (Sell)            481                467          8/6/2003                (14)
Canadian Dollars (Sell)            842                784          8/6/2003                (58)
Canadian Dollars (Sell)          1,614              1,595          8/6/2003                (19)
Danish Krone (Sell)                656                668          9/8/2003                 12
EURO (Buy)                          79                 80          7/18/2003                (1)
EURO (Buy)                         241                234          7/28/2003                 7
EURO (Buy)                         345                340          7/28/2003                 5
EURO (Buy)                         463                471          7/28/2003                (8)
EURO (Buy)                         918                916          7/28/2003                 2
EURO (Buy)                         950                930          7/28/2003                20
EURO (Buy)                       1,129              1,147          7/28/2003               (18)
EURO (Buy)                       1,313              1,341          7/28/2003               (28)
EURO (Buy)                       1,373              1,305          7/28/2003                68
EURO (Buy)                       1,919              1,982          7/28/2003               (63)
EURO (Buy)                       1,940              1,850          7/28/2003                90
EURO (Buy)                       2,769              2,843          7/28/2003               (74)
EURO (Buy)                       4,672              4,666          7/28/2003                 6
EURO (Buy)                       7,772              7,903          7/28/2003              (131)
EURO (Buy)                          92                 93          9/19/2003                (1)
EURO (Buy)                         100                102          9/19/2003                (2)
EURO (Sell)                        708                705          7/1/2003                 (3)
EURO (Sell)                        530                528          7/2/2003                 (2)
EURO (Sell)                        321                329          7/18/2003                 8
EURO (Sell)                         72                 72          7/28/2003                --
EURO (Sell)                        195                201          7/28/2003                 6
EURO (Sell)                        218                225          7/28/2003                 7
EURO (Sell)                        230                217          7/28/2003               (13)
EURO (Sell)                        414                421          7/28/2003                 7
EURO (Sell)                        471                475          7/28/2003                 4

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL ADVISERS HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

@@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2003 -- (CONTINUED)
                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
EURO (Sell)                    $   472            $   472          7/28/2003                --
EURO (Sell)                        517                528          7/28/2003           $    11
EURO (Sell)                        931                952          7/28/2003                21
EURO (Sell)                      1,361              1,365          7/28/2003                 4
EURO (Sell)                      1,850              1,900          7/28/2003                50
EURO (Sell)                      2,812              2,782          7/28/2003               (30)
EURO (Sell)                      3,975              3,775          7/28/2003              (200)
EURO (Sell)                      4,935              5,090          7/28/2003               155
EURO (Sell)                     14,103             13,416          7/28/2003              (687)
EURO (Sell)                     26,501             25,180          7/28/2003            (1,321)
EURO (Sell)                        722                741          9/19/2003                19
EURO (Sell)                        818                814          9/30/2003                (4)
Japanese Yen (Buy)                 163                168          7/23/2003                (5)
Japanese Yen (Buy)                 458                473          7/23/2003               (15)
Japanese Yen (Buy)                 465                470          7/23/2003                (5)
Japanese Yen (Buy)                 695                720          7/23/2003               (25)
Japanese Yen (Buy)                 296                298          9/11/2003                (2)
Japanese Yen (Sell)                  2                  3          7/23/2003                 1
Japanese Yen (Sell)                226                225          7/23/2003                (1)
Japanese Yen (Sell)                464                479          7/23/2003                15
Japanese Yen (Sell)                936                940          7/23/2003                 4
Japanese Yen (Sell)              5,440              5,604          7/23/2003               164
Japanese Yen (Sell)              1,434              1,456          9/11/2003                22
Japanese Yen (Sell)                378                381          9/19/2003                 3
New Zealand Dollar (Buy)           111                104          7/7/2003                  7
New Zealand Dollar (Buy)           951                932          7/7/2003                 19
New Zealand Dollar (Buy)           998                934          7/7/2003                 64
New Zealand Dollar (Sell)          100                 92          7/7/2003                 (8)
New Zealand Dollar (Sell)          100                 98          7/7/2003                 (2)
New Zealand Dollar (Sell)          147                134          7/7/2003                (13)
New Zealand Dollar (Sell)          493                458          7/7/2003                (35)
New Zealand Dollar (Sell)          505                463          7/7/2003                (42)
New Zealand Dollar (Sell)          957                936          7/7/2003                (21)
Norwegian Krone (Buy)              895                926          8/15/2003               (31)
Norwegian Krone (Buy)            1,849              1,904          8/15/2003               (55)
Norwegian Krone (Sell)           1,823              1,885          8/15/2003                62
Singapore Dollar (Sell)            904                918          9/16/2003                14
South African Rands (Buy)          100                 96          7/22/2003                 4
South African Rands (Buy)          136                136          7/22/2003                --
Swedish Krona (Buy)                 53                 53          7/25/2003                --
Swedish Krona (Buy)              1,819              1,896          8/22/2003               (77)
Swedish Krona (Sell)               317                319          7/25/2003                 2
Swedish Krona (Sell)               496                514          8/22/2003                18
Swedish Krona (Sell)             3,175              3,219          8/22/2003                44
Swiss Franc (Buy)                  118                123          8/13/2003                (5)
Swiss Franc (Buy)                  466                474          8/13/2003                (8)
Swiss Franc (Buy)                  466                480          8/13/2003               (14)
Swiss Franc (Buy)                  466                488          8/13/2003               (22)
Swiss Franc (Buy)                  926                955          8/13/2003               (29)
Swiss Franc (Sell)                 451                472          8/13/2003                21
Swiss Franc (Sell)                 459                473          8/13/2003                14
Swiss Franc (Sell)                 459                475          8/13/2003                16
Swiss Franc (Sell)               1,420              1,432          8/13/2003                12
Swiss Franc (Sell)               2,685              2,707          8/13/2003                22

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

@@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2003 -- (CONTINUED)
                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Taiwan Dollar (Buy)            $ 1,875            $ 1,876          7/3/2003            $    (1)
Taiwan Dollar (Buy)                951                954          10/3/2003                (3)
Taiwan Dollar (Sell)               805                804          7/3/2003                 (1)
Taiwan Dollar (Sell)             1,070              1,065          7/3/2003                 (5)
Taiwan Dollar (Sell)             1,875              1,878          10/3/2003                 3
Thailand Bahts (Buy)               803                803          7/3/2003                 --
Thailand Bahts (Buy)             1,083              1,062          7/3/2003                 21
Thailand Bahts (Buy)             1,884              1,904          10/3/2003               (20)
Thailand Bahts (Sell)            1,886              1,907          7/3/2003                 21
                                                                                       -------
                                                                                       $(1,887)
                                                                                       =======

              M FORWARD FOREIGN BONDS OUTSTANDING AT JUNE 30, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Canadian Government            $(2,128)           $(2,184)         8/15/2003            $   56
Canadian Government             (6,719)            (6,525)         9/23/2003              (194)
U.S Treasury Notes              (2,013)            (2,010)         8/20/2003                (3)
U.S Treasury Notes              (1,158)            (1,168)         8/20/2003                10
                                                                                        ------
                                                                                        $ (131)
                                                                                        ======

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL COMMUNICATIONS HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 90.5%
            AUSTRIA -- 6.9%
   @ 97     Telekom Austria AG (Communications)...............  $ 1,103
                                                                -------
            BELGIUM -- 3.8%
  @ *15     Mobistar S.A. (Communications)....................      607
                                                                -------
            CHINA -- 3.4%
     24     China Telecom Corp., Ltd., ADR (Communications)...      541
                                                                -------
            FRANCE -- 3.6%
     24     France Telecom S.A. (Communications)..............      582
                                                                -------
            GERMANY -- 3.9%
     41     Deutsche Telekom AG (Communications)..............      620
                                                                -------
            ITALY -- 4.4%
   +128     Telecom Italia S.p.A. (Communications)............      701
                                                                -------
            JAPAN -- 4.3%
  @@ --     Nippon Telegraph & Telephone Corp.
              (Communications)................................      679
                                                                -------
            MEXICO -- 0.8%
     +4     Telefonos de Mexico S.A. ADR (Communications).....      132
                                                                -------
            NETHERLANDS -- 4.4%
   *100     Koninklijke KPN N.V. (Communications).............      710
                                                                -------
            SOUTH KOREA -- 4.3%
   *+35     KT Corp., ADR (Communications)....................      690
                                                                -------
            UNITED KINGDOM -- 13.4%
   *165     BT Group PLC (Communications).....................      553
    344     Cable & Wireless PLC (Communications).............      641
   *481     Vodafone Group PLC (Communications)...............      940
                                                                -------
                                                                  2,134
                                                                -------
            UNITED STATES OF AMERICA -- 37.3%
    +33     AT&T Corp. (Communications).......................      636
   *+92     Citizens Communications Co. (Communications)......    1,180
   *+68     Nextel Communications, Inc., Class A
              (Communications)................................    1,231
   *+87     Nextel Partners, Inc., Class A (Communications)...      634
   *130     Qwest Communications International, Inc.
              (Communications)................................      621
    +43     Sprint Corp. (Communications).....................      616
    +25     Telkom South Africa Ltd., ADR (Communications)....      514
     13     Verizon Communications, Inc. (Communications).....      513
                                                                -------
                                                                  5,945
                                                                -------
            Total common stocks...............................  $14,444
                                                                =======
PRINCIPAL
AMOUNT
---------
CORPORATE NOTES -- 3.2%
            UNITED STATES OF AMERICA -- 3.2%
 $  630     Qwest Capital Funding, Inc. (Communications) (Ba2
              Moodys)
            7.25% due 02/15/11................................  $   517
                                                                -------
            Total corporate notes.............................  $   517
                                                                =======

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
SHORT-TERM SECURITIES -- 30.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 24.1%
  3,850     State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 3,850
                                                                -------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENT -- 6.4%
 $1,024     Joint Repurchase Agreement (See Note 2(d))
              1.10% due 07/01/03..............................    1,024
                                                                -------
            Total short-term securities.......................  $ 4,874
                                                                =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $11,122)...........   90.5%  $14,444
Total corporate notes (cost $377)............    3.2       517
Total short-term securities (cost $4,874)....   30.5     4,874
                                               -----   -------
Total investment in securities (total cost
  $16,373) -- including $3,733 of securities
  loaned (See Note 2 (i))....................  124.2    19,835
Cash, receivables and other assets...........    1.9       305
Payable for securities purchased.............   (2.0)     (324)
Securities lending collateral payable to
  brokers (See Note 2(i))....................  (24.1)   (3,850)
                                               -----   -------
Net assets...................................  100.0%  $15,966
                                               =====   =======

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 2,92 shares outstanding........   $     3
Paid in capital.....................................    20,248
Accumulated net investment income...................        51
Accumulated net realized loss on investments........    (7,798)
Unrealized appreciation on investments..............     3,462
                                                       -------
Net assets..........................................   $15,966
                                                       =======

Class IA Net asset value per share ($11,632 / 2,126
  shares outstanding) (600,000 shares authorized).....   $5.47
                                                         =====
Class IB Net asset value per share ($4,334 / 794
  shares outstanding) (200,000 shares authorized).....   $5.46
                                                         =====

    *   Non-income producing during the period

    +   All or a portion of this security was on loan as of June 30, 2003 (See
        Note 2 (i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers At June 30, 2003, the market value of these securities amounted to $1,710 or 10.7% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 96.0%
            BANKS -- 48.7%
     30     Allied Irish Banks PLC............................  $   454
    *39     Banco Latinoamericano de Exportaciones S.A., E
              Shares..........................................      310
     20     Bank One Corp. ...................................      751
    +17     Bank of Bermuda Ltd. .............................      590
     21     Bank of Hawaii Corp. .............................      709
     32     Citigroup, Inc. ..................................    1,367
     25     Credit Suisse Group...............................      650
      7     Federal Home Loan Mortgage Association............      340
      7     Federal National Mortgage Association.............      438
      6     Golden West Financial Corp. ......................      496
    116     HBOS PLC (Banks)..................................    1,502
     50     HSBC Holdings PLC.................................      591
     30     Hibernia Corp., Class A...........................      545
     26     KeyCorp. .........................................      667
  @@ --     Mitsubishi Tokyo Financial Group, Inc. ...........      326
     22     People's Bank.....................................      644
     77     Royal Bank of Scotland Group PLC..................    2,170
     32     Sparbanken Sverige AB- A Shares...................      446
     81     Westpac Banking Corp. ............................      885
                                                                -------
                                                                 13,881
                                                                -------
            FINANCIAL SERVICES -- 20.8%
     27     ABN AMRO Holdings N.V. ...........................      514
     10     Goldman Sachs Group, Inc. (The)...................      812
     12     Lehman Brothers Holdings, Inc. ...................      784
     27     Merrill Lynch & Co., Inc. ........................    1,261
      8     Morgan Stanley Dean Witter & Co. .................      355
     15     Promise Co., Ltd. ................................      568
   +345     UniCredito Italiano S.p.A. .......................    1,646
                                                                -------
                                                                  5,940
                                                                -------
            INSURANCE -- 26.2%
     32     Ace Ltd. .........................................    1,097
     25     Aegon N.V. .......................................      247
     14     Ambac Financial Group, Inc. ......................      908
     18     American International Group, Inc. ...............      993
     28     Cincinnati Financial Corp. .......................    1,039
    *42     Clark, Inc. ......................................      496
     12     MBIA, Inc. .......................................      605
     23     Marsh & McLennan Cos., Inc. ......................    1,154
      7     Nomura Securities.................................      268
     21     Reinsurance Group of America, Inc. ...............      671
                                                                -------
                                                                  7,478
                                                                -------
            TRANSPORTATION -- 0.3%
      3     Canadian Western Bank.............................       79
                                                                -------
            Total common stocks...............................  $27,378
                                                                =======
                                                                MARKET
SHARES                                                          VALUE
---------                                                       -------
SHORT-TERM SECURITIES -- 9.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 5.2%
  1,488     State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 1,488
                                                                -------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENT -- 4.4%
 $1,253     Joint Repurchase Agreement (See Note 2(d))
              1.10% due 07/01/03..............................    1,253
                                                                -------
            Total short-term securities.......................  $ 2,741
                                                                =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $27,210)...........    96.0%  $27,378
Total short-term securities (cost $2,741)....     9.6     2,741
                                               ------   -------
Total investment in securities (total cost
  $29,951) -- including $1,414 of securities
  loaned (See Note 2 (i))....................   105.6    30,119
Cash, receivables and other assets...........     1.5       435
Payable for securities purchased.............    (1.9)     (556)
Securities lending collateral payable to
  brokers (See Note 2(i))....................    (5.2)   (1,488)
Other liabilities............................    (0.0)       (4)
                                               ------   -------
Net assets...................................   100.0%  $28,506
                                               ======   =======

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 3,504 shares outstanding.......   $     4
Paid in capital.....................................    31,618
Accumulated net investment income...................       252
Accumulated net realized loss on investments........    (3,538)
Unrealized appreciation on investments..............       168
Unrealized depreciation on forward foreign currency
  contracts (See Note 2(g))@@@......................        (1)
Unrealized appreciation on other assets and
  liabilities in foreign currencies.................         3
                                                       -------
Net assets..........................................   $28,506
                                                       =======

Class IA Net asset value per share ($18,335 /
  2,252 shares outstanding) (600,000 shares
  authorized).....................................  $8.14
                                                    =====
Class IB Net asset value per share ($10,171 /
  1,252 shares outstanding) (200,000 shares
  authorized).....................................  $8.12
                                                    =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2 (i)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL HEALTH HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 96.2%
            CHEMICALS -- 0.7%
     +90    Bayer AG..........................................  $  2,088
                                                                --------
            CONSUMER NON-DURABLES -- 8.0%
      85    AmerisourceBergen Corp. ..........................     5,895
     114    Cardinal Health, Inc. ............................     7,317
     253    McKesson Corp. ...................................     9,057
                                                                --------
                                                                  22,269
                                                                --------
            DRUGS -- 51.4%
     390    Abbott Laboratories...............................    17,066
   *+224    Abgenix, Inc. ....................................     2,354
     318    AstraZeneca PLC, ADR..............................    12,949
    *130    AtheroGenics, Inc. ...............................     1,939
     *83    Biogen, Inc. .....................................     3,162
    *+87    Cephalon, Inc. ...................................     3,581
     *73    Connetics Corp. ..................................     1,099
   *+412    Elan Corp., ADR...................................     2,322
     149    Eli Lilly & Co. ..................................    10,283
     *84    Forest Laboratories, Inc. ........................     4,594
     *18    Fujisawa Pharmaceutical Co., Ltd. ................       337
     261    Fujisawa Pharmaceutical Co., Ltd. ................     4,891
    *257    Genzyme Corp. ....................................    10,747
    *+61    IDEC Pharmaceuticals Corp. .......................     2,074
     *97    Ilex Oncology, Inc. ..............................     1,873
   *+166    Medicines Co. (The)...............................     3,265
    *137    Millennium Pharmaceuticals, Inc. .................     2,158
      76    Novartis AG.......................................     2,989
     +36    OSI Pharmaceuticals, Inc. ........................     1,160
     381    Pfizer, Inc. .....................................    13,000
   *+111    SangStat Medical Corp. ...........................     1,457
     860    Schering-Plough Corp. ............................    16,003
     +12    Serono S.A., Class B..............................     7,006
     308    Shionogi & Co., Ltd. .............................     4,173
    *101    Vertex Pharmaceuticals, Inc. .....................     1,470
    *100    Watson Pharmaceuticals, Inc. .....................     4,045
     177    Wyeth.............................................     8,076
                                                                --------
                                                                 144,073
                                                                --------
            HEALTH SERVICES -- 1.7%
    *183    Human Genome Sciences, Inc. ......................     2,329
     *79    Laboratory Corp. of American Holdings.............     2,391
                                                                --------
                                                                   4,720
                                                                --------
            INSURANCE -- 2.4%
     *47    Aetna, Inc. ......................................     2,823
     *51    Anthem, Inc. .....................................     3,912
                                                                --------
                                                                   6,735
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 20.3%
    +199    Aventis S.A., ADR.................................  $ 10,874
    *213    Baxter International, Inc. .......................     5,546
     150    Beckman Coulter, Inc. ............................     6,092
     114    Becton, Dickinson & Co. ..........................     4,444
     231    Chugai Pharmaceutical Co., Ltd. ..................     2,622
     256    Eisai Co., Ltd. ..................................     5,266
    +776    Gambro, B Shares..................................     5,138
     230    Guidant Corp. ....................................    10,214
     *44    St. Jude Medical, Inc. ...........................     2,507
    *198    Viasys Healthcare, Inc. ..........................     4,090
                                                                --------
                                                                  56,793
                                                                --------
            RESEARCH & TESTING FACILITIES -- 11.0%
   *+336    Amylin Pharmaceuticals, Inc. .....................     7,357
    *385    Applera Corp. -- Celera Genomics Group............     3,974
   *+182    CV Therapeutics, Inc. ............................     5,386
    *212    Ciphergen Biosystems, Inc. .......................     2,174
   *+510    Exelixis, Inc. ...................................     3,541
     153    Monsanto Co. .....................................     3,301
   *+123    Regeneron Pharmeceuticals, Inc. ..................     1,937
    *129    Ribapharm, Inc. ..................................       835
    *+14    Rigel Pharmaceuticals, Inc. ......................       156
   *+134    Telik, Inc., ADR..................................     2,152
                                                                --------
                                                                  30,813
                                                                --------
            SOFTWARE & SERVICES -- 0.7%
    *+72    Cerner Corp. .....................................     1,646
    *+31    Dendrite International, Inc. .....................       395
                                                                   2,041
                                                                --------
            Total common stocks...............................  $269,532
                                                                ========
SHORT-TERM SECURITIES -- 18.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 14.1%
  39,580    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 39,580
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 3.9%
$ 10,940    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 07/01/03..............................    10,940
                                                                --------
            Total short-term securities.......................  $ 50,520
                                                                ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                    MARKET
                                                     VALUE
                                                   ---------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $265,261).....    96.2%  $ 269,532
Total short-term securities (cost
  $50,520)..............................    18.0      50,520
                                          ------   ---------
Total investment in securities (total
  cost $315,781 -- including $38,500 of
  securities loaned (See Note 2 (i))....   114.2     320,052
Cash, receivables and other assets......     1.0       2,852
Payable for securities purchased........    (1.0)     (2,968)
Payable for Fund shares redeemed........    (0.1)       (235)
Securities lending collateral payable to
  brokers (See Note 2(i))...............   (14.1)    (39,580)
Other liabilities.......................    (0.0)        (19)
                                          ------   ---------
Net assets..............................   100.0%  $ 280,102
                                          ======   =========
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 20,327 shares
  outstanding...................................   $      20
Paid in capital.................................     274,974
Accumulated net investment income...............         362
Accumulated net realized gain on investments....         475
Unrealized appreciation on investments..........       4,271
                                                   ---------
Net assets......................................   $ 280,102
                                                   =========

Class IA Net asset value per share ($207,622 /
  15,048 shares outstanding) (600,000 shares
  authorized).....................................  $13.80
                                                    ======
Class IB Net asset value per share ($72,480 /
  5,279 shares outstanding) (200,000 shares
  authorized).....................................  $13.73
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2 (i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 95.9%
            APPAREL & TEXTILE -- 1.5%
  *+206     Coach, Inc. ......................................  $ 10,251
                                                                --------
            BANKS -- 8.6%
    164     Bank of America Corp. ............................    12,985
    455     Citigroup, Inc. ..................................    19,486
    465     Credit Suisse Group...............................    12,240
   +222     Deutsche Bank AG..................................    14,373
                                                                --------
                                                                  59,084
                                                                --------
            BUSINESS SERVICES -- 2.4%
   *907     Cendant Corp. ....................................    16,607
                                                                --------
            CHEMICALS -- 0.7%
   @@--     Air Liquids S.A. .................................        --
    110     du Pont (E.I.) de Nemours & Co. ..................     4,585
                                                                --------
                                                                   4,585
                                                                --------
            COMMUNICATIONS -- 13.3%
 +2,845     Alcatel S.A. .....................................    25,648
      1     DDI Corp. ........................................     2,715
 +1,389     Deutsche Telekom AG...............................    21,198
    399     Nokia Oyj.........................................     6,575
    122     QUALCOMM, Inc. ...................................     4,365
 11,665     Vodafone Group PLC................................    22,810
 *1,209     Wanadoo...........................................     8,097
                                                                --------
                                                                  91,408
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 5.0%
   *677     Cisco Systems, Inc. ..............................    11,291
   *553     Dell Computer Corp. ..............................    17,661
     49     International Game Technology.....................     5,045
                                                                --------
                                                                  33,997
                                                                --------
            CONSTRUCTION -- 0.2%
    +19     Lennar Corp., Class A.............................     1,343
                                                                --------
            CONSUMER DURABLES -- 0.4%
    +53     LVMH Moet Hennessy Louis Vuitton S.A. ............     2,624
                                                                --------
            CONSUMER NON-DURABLES -- 3.7%
    244     Cardinal Health, Inc. ............................    15,657
    307     Gillette Co. (The)................................     9,771
                                                                --------
                                                                  25,428
                                                                --------
            DRUGS -- 9.3%
     44     AstraZeneca PLC...................................     1,720
    154     Aventis S.A. .....................................     8,461
    *33     Barr Laboratories, Inc. ..........................     2,168
    178     Eli Lilly & Co. ..................................    12,295
   *230     IDEC Pharmaceuticals Corp. .......................     7,813
    627     Pfizer, Inc. .....................................    21,396
    184     Schering-Plough Corp. ............................     3,426
   +117     Teva Pharmaceutical Industries Ltd., ADR..........     6,672
                                                                --------
                                                                  63,951
                                                                --------
            EDUCATION -- 2.0%
   *227     Apollo Group, Inc. ...............................    14,032
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ELECTRONICS -- 5.1%
   *369     Altera Corp. .....................................  $  6,055
    *80     Analog Devices, Inc. .............................     2,835
   @ 88     Samsung Electronics Co. Ltd., GDR.................    13,147
   +469     Sony Corp. .......................................    13,202
                                                                --------
                                                                  35,239
                                                                --------
            ENERGY & SERVICES -- 3.3%
     48     Burlington Resources, Inc. .......................     2,574
    276     Exxon Mobil Corp. ................................     9,908
     65     TotalFinaElf S.A., B Shares.......................     9,868
                                                                --------
                                                                  22,350
                                                                --------
            FINANCIAL SERVICES -- 3.8%
   +397     AXA...............................................     6,162
   @@--     Haw Par Corp. Ltd. ...............................        --
    222     Merrill Lynch & Co., Inc. ........................    10,341
  2,422     Nikko Cordial Corp. ..............................     9,722
                                                                --------
                                                                  26,225
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 4.5%
    214     Altria Group, Inc. ...............................     9,738
  1,179     Imperial Tobacco Group PLC........................    21,061
                                                                --------
                                                                  30,799
                                                                --------
            INSURANCE -- 2.8%
    121     Allianz AG........................................    10,074
    *55     Anthem, Inc. .....................................     4,228
    271     ING Group N.V. ...................................     4,705
                                                                --------
                                                                  19,007
                                                                --------
            MACHINERY -- 1.4%
   *622     Applied Materials, Inc. ..........................     9,868
                                                                --------
            MEDIA & ENTERTAINMENT -- 8.8%
    186     Clear Channel Communications, Inc. ...............     7,893
   *169     EchoStar Communications Corp., Class A............     5,861
  *+457     Interactive Corp. ................................    18,068
  *+196     Univision Communications, Inc. ...................     5,961
    *49     Viacom, Inc., Class B.............................     2,135
 +1,112     Vivendi S.A. .....................................    20,245
                                                                --------
                                                                  60,163
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.0%
    273     Guidant Corp. ....................................    12,132
    *29     Medtronic, Inc. ..................................     1,372
                                                                --------
                                                                  13,504
                                                                --------
            METALS, MINERALS & MINING -- 0.5%
   @ 47     Lukoil Holdings ADR...............................     3,681
                                                                --------
            RETAIL -- 6.9%
  *+190     Amazon.com, Inc. .................................     6,944
    507     Gap, Inc. (The)...................................     9,519
     41     Home Depot, Inc. .................................     1,377
  2,129     Kingfisher PLC....................................     9,740
     12     Wal-Mart Stores, Inc. ............................       628
   *182     eBay, Inc. .......................................    18,940
                                                                --------
                                                                  47,148
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- 6.6%
    243     First Data Corp. .................................  $ 10,066
    340     Microsoft Corp. ..................................     8,707
    *31     Symantec Corp. ...................................     1,355
    *+1     Yahoo Japan Corp. ................................    13,658
   *346     Yahoo!, Inc. .....................................    11,322
                                                                --------
                                                                  45,108
                                                                --------
            TRANSPORTATION -- 3.1%
    216     BMW AG............................................     8,290
 *4,828     British Airways PLC...............................    12,069
     22     FedEx Corp. ......................................     1,377
                                                                  21,736
                                                                --------
            Total common stocks...............................  $658,138
                                                                ========

 SHARES
---------
SHORT-TERM SECURITIES -- 17.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 14.5%
  99,642    State Street Navigator Securities Lending Prime
              Portfolio.......................................   $ 99,642
                                                                 --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 3.1%
 $21,293    Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 07/01/03....................................     21,293
                                                                 --------
            Total short-term securities.......................   $120,935
                                                                 ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $567,336).........   95.9%  $658,138
Total short-term securities (cost
  $120,935).................................   17.6    120,935
                                              -----   --------
Total investment in securities (total cost
  $688,271) -- including $95,516 of
  securities loaned (See Note 2(i)).........  113.5    779,073
Cash, receivables and other assets..........    3.2     22,252
Payable for securities purchased............   (2.2)   (14,995)
Securities lending collateral payable to
  brokers (See Note 2(i))...................  (14.5)   (99,642)
Other liabilities...........................   (0.0)       (59)
                                              -----   --------
Net assets..................................  100.0%  $686,629
                                              =====   ========

                                                      MARKET
                                                       VALUE
                                                     ---------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  3,400,000 shares authorized; 52,598 shares
  outstanding.....................................   $      53
Paid in capital...................................     881,957
Accumulated net investment income.................       3,415
Accumulated net realized loss on investments......    (289,598)
Unrealized appreciation on investments............      90,802
Unrealized depreciation on forward foreign
  currency contracts (See Note 2(g))..............          (1)
Unrealized appreciation on other assets and
  liabilities in foreign currencies...............           1
                                                     ---------
Net assets........................................   $ 686,629
                                                     =========

Class IA Net asset value per share ($604,372 /
  46,265 shares outstanding) (3,200,000 shares
  authorized).....................................  $13.06
                                                    ======
Class IB Net asset value per share ($82,257 /
  6,333 shares outstanding) (200,000 shares
  authorized).....................................  $12.99
                                                    ======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

    @ Securities Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $16,828 or 2.5% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market values round to zero.

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2003

                                                                                                                 UNREALIZED
                                                              MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                                                   VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                                                   ------         --------         --------         --------------
British Pound (Sell)                                          $1,035          $1,043          7/1/2003              $ 8
British Pound (Sell)                                          1,311            1,315          7/3/2003                4
EURO (Sell)                                                   1,850            1,843          7/1/2003               (7)
EURO (Sell)                                                   1,894            1,888          7/2/2003               (6)
                                                                                                                    ---
                                                                                                                    $(1)
                                                                                                                    ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL TECHNOLOGY HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 96.6%
            BUSINESS SERVICES -- 7.2%
    *110    Accenture Ltd. ...................................  $  1,997
    *222    Cendant Corp. ....................................     4,073
     *93    Concord EFS, Inc. ................................     1,365
                                                                --------
                                                                   7,435
                                                                --------
            COMMUNICATIONS -- 10.9%
     +98    Alcatel S.A., ADR.................................       874
   *+392    Lucent Technologies, Inc. ........................       796
     *52    Network Appliance, Inc. ..........................       836
     211    Nokia Corp., ADR..................................     3,473
     *78    Polycom, Inc. ....................................     1,084
      60    QUALCOMM, Inc. ...................................     2,145
    *+60    UTStarcom, Inc. ..................................     2,116
                                                                --------
                                                                  11,324
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 24.5%
    *508    Cisco Systems, Inc. ..............................     8,477
    *145    Dell Computer Corp. ..............................     4,634
     113    Hewlett-Packard Co. ..............................     2,411
    *126    Ingram Micro, Inc., Class A.......................     1,388
      61    International Business Machines Corp. ............     5,064
    *453    Maxtor Corp. .....................................     3,405
                                                                --------
                                                                  25,379
                                                                --------
            ELECTRICAL EQUIPMENT -- 0.9%
     *21    KLA-Tencor Corp. .................................       981
                                                                --------
            ELECTRONICS -- 21.8%
   *+101    ASM Lithography Holding N.V. .....................       967
    *105    Analog Devices, Inc. .............................     3,649
    *167    Fairchild Semiconductor International Corp., Class
              A...............................................     2,132
      80    Intel Corp. ......................................     1,652
     *93    Intersil Holding Corp. ...........................     2,483
     *64    Marvell Technology Group Ltd. ....................     2,182
     *28    Novellus Systems, Inc. ...........................     1,036
     *83    RF Micro Devices, Inc. ...........................       499
   ** 14    Samsung Electronics Co. Ltd., GDR.................     2,008
      73    Sony Corp. .......................................     2,044
    *629    Tawain Semiconductor Manufacturing Co., Ltd. .....     1,036
     103    Texas Instruments, Inc. ..........................     1,813
      22    Tokyo Electron Ltd. ..............................     1,038
                                                                --------
                                                                  22,539
                                                                --------
            MACHINERY -- 0.8%
     *55    Applied Materials, Inc. ..........................       866
                                                                --------
            SOFTWARE & SERVICES -- 28.4%
    *193    AOL Time Warner, Inc. ............................     3,101
      18    Adobe Systems, Inc. ..............................       571
    *+30    Alliance Data Systems Corp. ......................       700
     *85    BISYS Group, Inc. (The)...........................     1,560
    *+54    CheckFree Corp. ..................................     1,509
    *+38    Cognos, Inc. .....................................     1,029
     *47    Computer Sciences Corp. ..........................     1,803
     138    First Data Corp. .................................     5,723
     312    Microsoft Corp. ..................................     7,990
   *+182    Red Hat, Inc. ....................................     1,380

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            SOFTWARE & SERVICES -- (CONTINUED)
    *165    VeriSign, Inc. ...................................  $  2,287
     *53    Yahoo!, Inc. .....................................     1,746
                                                                --------
                                                                  29,399
                                                                --------
            TRANSPORTATION -- 2.1%
     +86    Sabre Holdings Corp. .............................     2,113
                                                                --------
            Total common stocks...............................  $100,036
                                                                ========
SHORT-TERM SECURITIES -- 13.4%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 8.3%
   8,612    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  8,612
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 5.1%
$  5,277    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 07/01/03..............................     5,277
                                                                --------
            Total short-term securities.......................  $ 13,889
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $92,284)......    96.6%  $ 100,036
Total short-term securities (cost
  $13,889 ).............................    13.4      13,889
                                          ------   ---------
Total investment in securities (total
  cost $106,173) -- including $8,308 of
  securities loaned (See Note 2(i)).....   110.0     113,925
Cash, receivables and other assets......     0.8         820
Payable for securities purchased........    (2.5)     (2,604)
Securities lending collateral payable to
  brokers (See Note 2(i))...............    (8.3)     (8,612)
Other liabilities.......................    (0.0)         (2)
                                          ------   ---------
Net assets..............................   100.0%  $ 103,527
                                          ======   =========
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 27,155 shares
  outstanding...................................   $      27
Paid in capital.................................     195,357
Accumulated net investment loss.................        (193)
Accumulated net realized loss on investments....     (99,416)
Unrealized appreciation on investments..........       7,752
                                                   ---------
Net assets......................................   $ 103,527
                                                   =========

Class IA Net asset value per share ($80,678 /
  21,134 shares outstanding) (600,000 shares
  authorized)......................................  $3.82
                                                     =====
Class IB Net asset value per share ($22,849 / 6,021
  shares outstanding) (200,000 shares
  authorized)......................................  $3.79
                                                     =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003. (See
       Note 2(i)).

   ** Securities contain some restriction as to public resale. At June 30, 2003, the market value of these securities amounted to $2,008 or 1.9% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 97.1%
            BANKS -- 7.4%
    103     Citigroup, Inc. ..................................  $  4,399
     50     Countrywide Credit Industries, Inc. ..............     3,470
                                                                --------
                                                                   7,869
                                                                --------
            BUSINESS SERVICES -- 3.8%
     56     Omnicom Group, Inc. ..............................     4,047
                                                                --------
            COMMUNICATIONS -- 0.5%
     15     QUALCOMM, Inc. ...................................       551
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 7.3%
   *171     Dell Computer Corp. ..............................     5,467
     22     International Game Technology.....................     2,272
                                                                --------
                                                                   7,739
                                                                --------
            CONSUMER NON-DURABLES -- 3.2%
     18     AmerisourceBergen Corp. ..........................     1,221
     20     Cardinal Health, Inc. ............................     1,305
     24     McKesson Corp. ...................................       863
                                                                --------
                                                                   3,389
                                                                --------
            DRUGS -- 20.1%
     48     Abbott Laboratories...............................     2,109
     83     AstraZeneca PLC, ADR..............................     3,400
     58     Eli Lilly & Co. ..................................     4,018
    *40     Forest Laboratories, Inc. ........................     2,204
    *32     Genzyme Corp. ....................................     1,327
    *21     Gilead Sciences, Inc. ............................     1,151
    *20     IDEC Pharmaceuticals Corp. .......................       663
     45     Pfizer, Inc. .....................................     1,542
    212     Schering-Plough Corp. ............................     3,939
     71     Serono S.A., ADR..................................     1,028
                                                                --------
                                                                  21,381
                                                                --------
            EDUCATION -- 4.8%
    *83     Apollo Group, Inc. ...............................     5,095
                                                                --------
            ELECTRONICS -- 1.3%
    *39     Analog Devices, Inc. .............................     1,344
                                                                --------
            INSURANCE -- 10.8%
     67     Ace Ltd. .........................................     2,284
     52     American International Group, Inc. ...............     2,847
    *27     Anthem, Inc. .....................................     2,044
     43     St. Paul Cos., Inc. (The).........................     1,575
    *32     Wellpoint Health Networks, Inc. ..................     2,698
                                                                --------
                                                                  11,448
                                                                --------
            MACHINERY -- 3.5%
   *235     Applied Materials, Inc. ..........................     3,719
                                                                --------
            MEDIA & ENTERTAINMENT -- 10.6%
     32     Clear Channel Communications, Inc. ...............     1,344
    *61     EchoStar Communications Corp., Class A............     2,109
   *116     Interactive Corp. ................................     4,605
   *106     Univision Communications, Inc. ...................     3,222
                                                                --------
                                                                  11,280
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.2%
     77     Guidant Corp. ....................................  $  3,414
                                                                --------
            RETAIL -- 8.0%
    *39     AutoZone, Inc. ...................................     2,955
    *52     Staples, Inc. ....................................       958
     59     TJX Cos., Inc. (The)..............................     1,117
    *33     eBay, Inc. .......................................     3,433
                                                                --------
                                                                   8,463
                                                                --------
            SOFTWARE & SERVICES -- 12.6%
    107     First Data Corp. .................................     4,453
    170     Microsoft Corp. ..................................     4,352
    *42     Symantec Corp. ...................................     1,833
   *+85     Yahoo!, Inc. .....................................     2,785
                                                                --------
                                                                  13,423
                                                                --------
            Total common stocks...............................  $103,162
                                                                ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 3.6%
            REPURCHASE AGREEMENT -- 3.6%
 $3,776     Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 07/01/03....................................  $  3,776
                                                                --------
            Total short-term securities.......................  $  3,776
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $96,314)..........    97.1%  $103,162
Total short-term securities (cost $3,776)...     3.6      3,776
                                              ------   --------
Total investment in securities (total cost
  $100,090).................................   100.7    106,938
Cash, receivables and other assets..........     4.3      4,595
Payable for securities purchased............    (5.0)    (5,289)
                                              ------   --------
Net assets..................................   100.0%  $106,244
                                              ======   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000 shares
  authorized; 10,670 shares outstanding.....................  $     11
Paid in capital.............................................    99,355
Accumulated net investment loss.............................       (18)
Accumulated net realized gain on investments................        48
Unrealized appreciation on investments......................     6,848
                                                              --------
Net assets..................................................  $106,244
                                                              ========

Class IA
  Net asset value per share ($66,197 / 6,641 shares
    outstanding) (600,000 shares authorized)..........   $9.97
                                                         =====
Class IB
  Net asset value per share ($40,047 / 4,029 shares
    outstanding) (200,000 shares authorized)..........   $9.94
                                                         =====

    *  Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH AND INCOME HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 95.4%
            BANKS -- 13.4%
     263    Bank One Corp. ...................................  $  9,778
     120    Bank of America Corp. ............................     9,476
     103    Capital One Financial Corp. ......................     5,066
     640    Citigroup, Inc. ..................................    27,382
     100    Federal Home Loan Mortgage Association............     5,067
     141    Federal National Mortgage Association.............     9,516
      90    Golden West Financial Corp. ......................     7,225
     119    KeyCorp. .........................................     3,010
     161    UnionBanCal Corp. ................................     6,648
                                                                --------
                                                                  83,168
                                                                --------
            BUSINESS SERVICES -- 1.4%
     108    Fluor Corp. ......................................     3,640
      74    Omnicom Group, Inc. ..............................     5,281
                                                                --------
                                                                   8,921
                                                                --------
            CHEMICALS -- 1.2%
      77    Avery Dennison Corp. .............................     3,860
     120    Rohm & Haas Co. ..................................     3,736
                                                                --------
                                                                   7,596
                                                                --------
            COMMUNICATIONS -- 4.6%
     305    AT&T Corp. .......................................     5,871
    *284    Citizens Communications Co. ......................     3,659
    *363    Nextel Communications, Inc., Class A..............     6,568
    *637    Qwest Communications International, Inc. .........     3,046
     229    SBC Communications, Inc. .........................     5,861
      97    Verizon Communications, Inc. .....................     3,811
                                                                --------
                                                                  28,816
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 6.8%
    *926    Cisco Systems, Inc. ..............................    15,451
    *138    Dell Computer Corp. ..............................     4,422
     197    International Business Machines Corp. ............    16,236
     *45    Lexmark International, Inc. ......................     3,199
      74    Pitney Bowes, Inc. ...............................     2,823
                                                                --------
                                                                  42,131
                                                                --------
            CONSUMER DURABLES -- 0.5%
      38    Johnson Controls, Inc. ...........................     3,278
                                                                --------
            CONSUMER NON-DURABLES -- 6.1%
      88    Eastman Kodak Co. ................................     2,401
      59    Gillette Co. (The)................................     1,883
    *273    Mattel, Inc. .....................................     5,169
     180    McKesson Corp. ...................................     6,426
     152    Procter & Gamble Co. (The)........................    13,546
      91    Supervalu, Inc. ..................................     1,949
     339    Tyco International Ltd. ..........................     6,429
                                                                --------
                                                                  37,803
                                                                --------
            DRUGS -- 10.2%
     175    Abbott Laboratories...............................     7,667
     *61    Biogen, Inc. .....................................     2,326
     *51    Cephalon, Inc. ...................................     2,099

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            DRUGS -- (CONTINUED)
     129    Eli Lilly & Co. ..................................  $  8,865
    *172    Genzyme Corp. ....................................     7,198
     186    Merck & Co., Inc. ................................    11,250
     382    Pfizer, Inc. .....................................    13,032
     566    Schering-Plough Corp. ............................    10,526
                                                                --------
                                                                  62,963
                                                                --------
            ELECTRONICS -- 5.0%
    *109    Analog Devices, Inc. .............................     3,809
     363    General Electric Co. .............................    10,403
     279    Intel Corp. ......................................     5,797
    *152    National Semiconductor Corp. .....................     3,003
     463    Texas Instruments, Inc. ..........................     8,149
                                                                --------
                                                                  31,161
                                                                --------
            ENERGY & SERVICES -- 5.1%
     106    Burlington Resources, Inc. .......................     5,715
      44    ChevronTexaco Corp. ..............................     3,198
     126    ConocoPhillips....................................     6,894
     285    Exxon Mobil Corp. ................................    10,245
      72    Marathon Oil Corp. ...............................     1,900
     127    Unocal Corp. .....................................     3,638
                                                                --------
                                                                  31,590
                                                                --------
            FINANCIAL SERVICES -- 2.4%
     209    Merrill Lynch & Co., Inc. ........................     9,737
     124    Morgan Stanley Dean Witter & Co. .................     5,280
                                                                --------
                                                                  15,017
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 6.4%
     305    Altria Group, Inc. ...............................    13,872
     184    Kraft Foods, Inc. ................................     5,992
     173    Pepsi Bottling Group, Inc. (The)..................     3,461
     249    PepsiCo., Inc. ...................................    11,093
     268    Sara Lee Corp. ...................................     5,049
                                                                --------
                                                                  39,467
                                                                --------
            FOREST & PAPER PRODUCTS -- 0.6%
      68    Weyerhaeuser Co. .................................     3,694
                                                                --------
            INSURANCE -- 6.0%
      65    Ambac Financial Group, Inc. ......................     4,303
      87    American International Group, Inc. ...............     4,799
     *49    Anthem, Inc. .....................................     3,788
     119    MBIA, Inc. .......................................     5,811
     196    St. Paul Cos., Inc. (The).........................     7,152
     *63    Wellpoint Health Networks, Inc. ..................     5,294
      71    XL Capital Ltd., Class A..........................     5,926
                                                                --------
                                                                  37,073
                                                                --------
            MACHINERY -- 1.7%
       1    Graco, Inc. ......................................        29
     151    United Technologies Corp. ........................    10,717
                                                                --------
                                                                  10,746
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 3.1%
    *128    Comcast Corp. ....................................  $  3,676
    *128    Comcast Corp., Class A............................     3,853
      77    Gannett Co., Inc. ................................     5,899
   *+142    Interactive Corp. ................................     5,611
                                                                --------
                                                                  19,039
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.9%
     128    Becton, Dickinson & Co. ..........................     4,981
     148    Guidant Corp. ....................................     6,552
                                                                --------
                                                                  11,533
                                                                --------
            METALS, MINERALS & MINING -- 0.5%
     127    Engelhard Corp. ..................................     3,146
                                                                --------
            RETAIL -- 5.3%
     *24    AutoZone, Inc. ...................................     1,838
     *73    Bed Bath & Beyond, Inc. ..........................     2,825
      69    Family Dollar Stores, Inc. .......................     2,636
      85    Federated Department Stores, Inc. ................     3,147
     312    Gap, Inc. (The)...................................     5,846
     103    Home Depot, Inc. (The)............................     3,396
     126    Lowe's Cos., Inc. ................................     5,433
      93    Target Corp. .....................................     3,508
      79    Wal-Mart Stores, Inc. ............................     4,222
                                                                --------
                                                                  32,851
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 0.6%
      64    NIKE, Inc., Class B...............................     3,418
                                                                --------
            SOFTWARE & SERVICES -- 6.9%
      79    Adobe Systems, Inc. ..............................     2,524
     *89    Computer Sciences Corp. ..........................     3,377
     288    First Data Corp. .................................    11,950
     982    Microsoft Corp. ..................................    25,152
                                                                --------
                                                                  43,003
                                                                --------
            TRANSPORTATION -- 3.3%
     158    CSX Corp. ........................................     4,739
     141    FedEx Corp. ......................................     8,759
      94    General Dynamics Corp. ...........................     6,793
                                                                --------
                                                                  20,291
                                                                --------
            UTILITIES -- 2.4%
     192    Exelon Corp. .....................................    11,504
       4    PPL Corp. ........................................       185
      71    Pinnacle West Capital Corp. ......................     2,648
                                                                  14,337
                                                                --------
            Total common stocks...............................  $591,042
                                                                ========

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
SHORT-TERM SECURITIES -- 5.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.8%
   4,920    Boston Global Investment Trust....................  $  4,920
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 4.2%
 $26,328    Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 07/01/03....................................    26,328
                                                                --------
            Total short-term securities.......................  $ 31,248
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $579,333).....    95.4%  $ 591,042
Total short-term securities (cost
  $31,248)..............................     5.0      31,248
                                          ------   ---------
Total investment in securities (total
  cost $610,581) -- including $4,286 of
  securities loaned (See Note 2(i)).....   100.4     622,290
Cash, receivables and other assets......     4.9      30,535
Payable for securities purchased........    (4.5)    (28,032)
Securities lending collateral payable to
  brokers (See Note 2(i))...............    (0.8)     (4,920)
Other liabilities.......................    (0.0)        (40)
                                          ------   ---------
Net assets..............................   100.0%  $ 619,833
                                          ======   =========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  3,500,000 shares authorized; 64,455 shares
  outstanding.................................   $      64
Paid in capital...............................     801,725
Accumulated net investment income.............       2,507
Accumulated net realized loss on
  investments.................................    (196,080)
Unrealized appreciation on investments........      11,709
Unrealized depreciation on futures contracts
  ++..........................................         (92)
                                                 ---------
Net assets....................................   $ 619,833
                                                 =========

Class IA
  Net asset value per share ($526,066 / 54,655
    shares outstanding) (3,300,000 shares
    authorized)...................................   $9.63
                                                     =====
Class IB
  Net asset value per share ($93,767 / 9,800
    shares outstanding) (200,000 shares
      authorized).................................   $9.57
                                                     =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i))

   ++ The Fund had 75 Standard & Poor's 500 September 2003 Futures contracts open as of June 30, 2003. These contracts had a value of $18,249 as of June 30, 2003 and were collateralized by $1,069 of cash.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 96.2%
            APPAREL & TEXTILE -- 2.9%
  +2,809    Burberry Group PLC................................  $ 11,495
    *106    Coach, Inc. ......................................     5,267
                                                                --------
                                                                  16,762
                                                                --------
            BANKS -- 2.5%
      81    Federal Home Loan Mortgage Association............     4,123
     155    Federal National Mortgage Association.............    10,429
                                                                --------
                                                                  14,552
                                                                --------
            BUSINESS SERVICES -- 4.2%
    *238    Accenture Ltd. ...................................     4,300
  *1,116    Cendant Corp. ....................................    20,441
                                                                --------
                                                                  24,741
                                                                --------
            COMMUNICATIONS -- 8.0%
  *1,183    American Tower Corp., Class A.....................    10,472
    *568    Citizens Communications Co. ......................     7,318
    *278    Crown Castle International Corp. .................     2,159
     160    Global Payments, Inc. ............................     5,666
     222    Nokia Corp., ADR..................................     3,643
     160    QUALCOMM, Inc. ...................................     5,734
     210    Sony Corp., ADR...................................     5,861
    +292    Vodafone Group PLC, ADR...........................     5,720
                                                                --------
                                                                  46,573
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 1.6%
    *296    Dell Computer Corp. ..............................     9,451
                                                                --------
            CONSTRUCTION -- 2.4%
      89    Lennar Corp., Class A.............................     6,385
     126    Pulte Corp. ......................................     7,794
                                                                --------
                                                                  14,179
                                                                --------
            CONSUMER NON-DURABLES -- 6.0%
      94    AmerisourceBergen Corp. ..........................     6,505
     135    Cardinal Health, Inc. ............................     8,723
    *462    Fossil, Inc. .....................................    10,885
     250    McKesson Corp. ...................................     8,924
                                                                --------
                                                                  35,037
                                                                --------
            CONSUMER SERVICES -- 0.8%
    *192    FTI Consulting, Inc. .............................     4,787
                                                                --------
            DRUGS -- 15.1%
     130    Abbott Laboratories...............................     5,702
     168    AstraZeneca PLC, ADR..............................     6,853
    *162    Cephalon, Inc. ...................................     6,651
      86    Eli Lilly & Co. ..................................     5,941
    *151    Forest Laboratories, Inc. ........................     8,284
    *149    Genzyme Corp. ....................................     6,224
     *86    Gilead Sciences, Inc. ............................     4,797
     *75    IDEC Pharmaceuticals Corp. .......................     2,564
    *125    Medicines Co. (The)...............................     2,467
    *389    Millennium Pharmaceuticals, Inc. .................     6,114
   *+109    NPS Pharmaceuticals, Inc. ........................     2,646

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            DRUGS -- (CONTINUED)
     *54    Neurocrine Biosciences, Inc. .....................  $  2,677
     585    Schering-Plough Corp. ............................    10,874
    +590    Serono S.A., ADR..................................     8,585
    *197    Watson Pharmaceuticals, Inc. .....................     7,969
                                                                --------
                                                                  88,348
                                                                --------
            EDUCATION -- 4.4%
    *144    Apollo Group, Inc. ...............................     8,875
     *66    Career Education Corp. ...........................     4,509
    *120    Education Management Corp. .......................     6,387
      76    Strayer Education, Inc. ..........................     5,988
                                                                --------
                                                                  25,759
                                                                --------
            ELECTRONICS -- 3.8%
   *+324    ASM Lithography Holding N.V. .....................     3,094
    *235    Altera Corp. .....................................     3,846
     *81    Analog Devices, Inc. .............................     2,834
    *242    Intersil Holding Corp. ...........................     6,442
    *580    Taiwan Semiconductor Manufacturing Co., Ltd.,
              ADR.............................................     5,845
                                                                --------
                                                                  22,061
                                                                --------
            ENERGY & SERVICES -- 3.7%
     254    Arch Coal, Inc. ..................................     5,844
     193    EOG Resources, Inc. ..............................     8,067
     387    XTO Energy, Inc. .................................     7,787
                                                                --------
                                                                  21,698
                                                                --------
            FINANCIAL SERVICES -- 0.9%
    *114    Blackrock, Inc. ..................................     5,135
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 5.1%
     195    Altria Group, Inc. ...............................     8,856
     203    Bunge Ltd. .......................................     5,804
    *305    Constellation Brands, Inc. .......................     9,568
     123    General Mills, Inc. ..............................     5,850
                                                                --------
                                                                  30,078
                                                                --------
            HEALTH SERVICES -- 2.8%
    *402    Edwards Lifesciences Corp. .......................    12,930
  *2,927    Human Genome Sciences, Inc. ......................     3,559
                                                                --------
                                                                  16,489
                                                                --------
            HOTELS & GAMING -- 0.6%
   *+200    Wynn Resorts, Ltd. ...............................     3,534
                                                                --------
            INSURANCE -- 1.0%
     *74    Anthem, Inc. .....................................     5,740
                                                                --------
            MEDIA & ENTERTAINMENT -- 4.3%
     115    Blockbuster, Inc., Class A........................     1,944
    *149    Cumulus Media, Inc. ..............................     2,815
    *450    Hollywood Entertainment Corp. ....................     7,742
   *+315    Interactive Corp. ................................    12,480
                                                                --------
                                                                  24,981
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.3%
     156    DENTSPLY International, Inc. .....................  $  6,393
     217    Guidant Corp. ....................................     9,624
    *433    Viasys Healthcare, Inc. ..........................     8,967
                                                                --------
                                                                  24,984
                                                                --------
            METALS, MINERALS & MINING -- 1.0%
     185    Precision Castparts Corp. ........................     5,754
                                                                --------
            RESEARCH & TESTING FACILITIES -- 1.9%
    *143    Amylin Pharmaceuticals, Inc. .....................     3,130
    *145    Applera Corp. -- Celera Genomics Group............     1,495
      67    Moody's Corp. ....................................     3,526
    *168    Telik, Inc., ADR..................................     2,695
                                                                --------
                                                                  10,846
                                                                --------
            RETAIL -- 7.8%
    *100    Advance Auto Parts, Inc. .........................     6,066
    *308    American Eagle Outfitters, Inc. ..................     5,651
     597    Gap, Inc. (The)...................................    11,213
     191    Michaels Stores, Inc. ............................     7,266
    *251    Pacific Sunwear of California, Inc. ..............     6,037
    *109    RARE Hospitality International, Inc. .............     3,552
     *55    eBay, Inc. .......................................     5,699
                                                                --------
                                                                  45,484
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 0.8%
     148    Reebok International Ltd. ........................     4,971
                                                                --------
            SOFTWARE & SERVICES -- 7.4%
    *114    Alliance Data Systems Corp. ......................     2,672
    *233    CheckFree Corp. ..................................     6,476
    *149    Cognos, Inc. .....................................     4,028
     136    First Data Corp. .................................     5,623
     343    Microsoft Corp. ..................................     8,763
    *282    PeopleSoft, Inc. .................................     4,967
    *423    VeriSign, Inc. ...................................     5,847
    *153    Yahoo!, Inc. .....................................     5,022
                                                                --------
                                                                  43,398
                                                                --------
            TRANSPORTATION -- 2.9%
    *162    JetBlue Airways Corp. ............................     6,836
   *+237    Ryanair Holdings PLC, ADR.........................    10,634
                                                                --------
                                                                  17,470
                                                                --------
            Total common stocks...............................  $562,812
                                                                ========
                                                                MARKET
 SHARES                                                          VALUE
---------                                                       --------
SHORT-TERM SECURITIES -- 9.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 8.0%
  46,863    Boston Global Investment Trust....................  $ 46,863
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.5%
 $ 8,884    Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 07/01/03....................................     8,884
                                                                --------
            Total short-term securities.......................  $ 55,747
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $490,667)...............   96.2%  $562,812
Total short-term securities (cost $55,747)........    9.5     55,747
                                                    -----   --------
Total investment in securities (total cost
  $546,414) -- including $44,810 of securities
  loaned (See Note 2(i))..........................  105.7    618,559
Cash, receivables and other assets................    2.9     16,819
Payable for securities purchased..................   (0.4)    (2,462)
Payable for Fund shares redeemed..................   (0.2)    (1,045)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (8.0)   (46,863)
Other liabilities.................................   (0.0)       (64)
                                                    -----   --------
Net assets........................................  100.0%  $584,944
                                                    =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 700,000 shares
  authorized; 29,452 shares outstanding.....................  $      29
Paid in capital.............................................    714,051
Accumulated net investment loss.............................       (117)
Accumulated net realized loss on investments................   (201,164)
Unrealized appreciation on investments......................     72,145
                                                              ---------
Net assets..................................................  $ 584,944
                                                              =========

Class IA
  Net asset value per share ($563,578 / 28,373 shares
    outstanding) (500,000 shares authorized)................  $19.86
                                                              ======
Class IB
  Net asset value per share ($21,366 / 1,079 shares
    outstanding) (200,000 shares authorized)................  $19.81
                                                              ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
COMMON STOCKS -- 0.4%
             BUSINESS SERVICES -- 0.0%
   *##@@--   Hosiery Corp. ....................................  $     --
                                                                 --------
             CHEMICALS -- 0.0%
      *##1   Solutia, Inc. ....................................        22
                                                                 --------
             COMMUNICATIONS -- 0.4%
     *+116   Marconi Corp., ADR................................     1,175
       *33   McLeodUSA, Inc....................................        14
   *##@@--   Minorplanet Systems USA, Inc. ....................        --
      *+27   NTL, Inc..........................................       915
      *##5   TELUS Corp., ADR..................................        19
      *+##   XO Communications, Inc............................        26
                                                                 --------
                                                                    2,149
                                                                 --------
             Total common stocks...............................  $  2,171
                                                                 ========
CONVERTIBLE PREFERRED STOCKS -- 0.3%
             COMMUNICATIONS -- 0.0%
      ##21   Adelphia Communications Corp. ....................  $     10
15........   McLeodUSA, Inc. ..................................       108
                                                                 --------
                                                                      118
                                                                 --------
             MEDIA & ENTERTAINMENT -- 0.3%
        14   CSC Holdings, Inc.................................     1,435
                                                                 --------
             Total convertible preferred stocks................  $  1,553
                                                                 ========
PRINCIPAL
  AMOUNT
----------
CORPORATE NOTES -- 78.3%
             AEROSPACE & DEFENSE -- 0.0%
$125.......  Sequa Corp. (Ba3 Moodys)
               8.88% due 04/01/08..............................  $    131
                                                                 --------
             AGRICULTURE & FISHING -- 0.1%
       400   Dole Food Co. (BB Fitch)
               8.63% due 05/01/09..............................       423
                                                                 --------
             APPAREL & TEXTILE -- 0.6%
       675   Levi Strauss & Co. (B3 Moodys)
               12.25% due 12/15/12.............................       562
      @505   Oxford Industries, Inc. (B2 Moodys)
               8.88% due 06/01/11..............................       530
       995   Phillips Van-Heusen (B1 Moodys)
               7.75% due 11/15/23..............................     1,000
      @690   Warnaco, Inc. (B2 Moodys)
               8.88% due 06/15/13..............................       714
                                                                 --------
                                                                    2,806
                                                                 --------
             BANKS -- 0.3%
     1,000   Senior Housing Properties Trust (Ba2 Moodys)
               7.88% due 04/15/15..............................     1,020
       225   Western Financial Bank (B1 Moodys)
               9.63% due 05/15/12..............................       243
                                                                 --------
                                                                    1,263
                                                                 --------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
             BUSINESS SERVICES -- 1.0%
$      395   Integrated Electrical Services, Inc. (B2 Moodys)
               9.38% due 02/01/09..............................  $    401
       600   Interpool, Inc. (BBB- Fitch)
               7.20% due 08/01/07..............................       581
       150   Interpool, Inc. (Ba3 Moodys)
               7.35% due 08/01/07..............................       148
       754   Iron Mountain, Inc. (B2 Moodys)
               7.75% due 01/15/15..............................       797
      @855   Lamar Media Corp. (B S&P)
               7.25% due 01/01/13..............................       906
      @825   Moore North America Finance, Inc. (B1 Moodys)
               7.88% due 01/15/11..............................       860
      @670   United Rentals, Inc. (B1 Moodys)
               10.75% due 04/15/08.............................       732
      @505   Universal Compression, Inc. (B1 Moodys)
               7.25% due 05/15/10..............................       523
                                                                 --------
                                                                    4,948
                                                                 --------
             CHEMICALS -- 3.4%
       580   ARCO Chemical Co. (Ba3 Moodys)
               9.80% due 02/01/20..............................       510
     3,190   Equistar Chemicals LP (Ba2 Moodys)
               7.55% due 02/15/26..............................     2,456
      +200   Equister Chemicals LP (B1 Moodys)
               8.75% due 02/15/09..............................       194
     1,200   FMC Corp. (Ba2 Moodys)
               10.25% due 11/01/09.............................     1,350
     1,050   Ferro Corp. (Baa3 Moodys)
               9.13% due 01/01/09..............................     1,233
       895   General Chemical Industrial Products, Inc.
               (Default)
               10.63% due 05/01/09.............................       269
      +280   Georgia Gulf Corp. (B2 Moodys)
               10.38% due 11/01/07.............................       298
       345   Georgia Gulf Corp. (Ba2 Moodys)
               7.63% due 11/15/05..............................       359
 EUR   210   Huntsman ICI Chemicals LLC (B- S&P)
               10.13% due 07/01/09.............................       224
       675   IMC Global, Inc. (B+ S&P)
               7.63% due 11/01/05..............................       716
       750   IMC Global, Inc. (BB S&P)
               11.25% due 06/01/11.............................       780
      @405   Lyondell Chemical Co. (Ba3 Moodys)
               10.50% due 06/01/13.............................       405
       300   Lyondell Chemical Co. (Ba3 Moodys)
               9.50% due 12/15/08..............................       285
      @600   Lyondell Chemical Co. (Ba3 Moodys)
               9.50% due 12/15/08..............................       570
     1,045   Lyondell Chemical Co. (Ba3 Moodys)
               9.63% due 05/01/07..............................     1,024
    +1,700   Lyondell Chemical Co. (Ba3 Moodys)
               9.88% due 05/01/07..............................     1,666
       785   Millennium America, Inc. (BBB- S&P)
               7.63% due 11/15/26..............................       730
    +1,260   Millennium America, Inc. (Ba1 Moodys)
               7.00% due 11/15/06..............................     1,273

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             CHEMICALS  -- (CONTINUED)
$     @410   PolyOne Corp. (B2 Moodys)
               10.63% due 05/15/10.............................  $    400
   +@1,300   PolyOne Corp. (Baa3 Moodys)
               8.88% due 05/01/12..............................     1,157
       555   Solutia, Inc. (B Fitch)
               6.72% due 10/15/37..............................       444
       690   Solutia, Inc. (B+ Fitch)
               11.25% due 07/15/09.............................       597
                                                                 --------
                                                                   16,940
                                                                 --------
             COMMUNICATIONS -- 13.0%
     1,350   AT&T Corp. (BBB+ S&P)
               8.50% due 11/15/31..............................     1,531
       400   Adelphia Communications Corp. (Default)
               8.88% due 01/15/07..............................       258
     1,000   CF Cable TV, Inc. (Ba2 Moodys)
               9.13% due 07/15/07..............................     1,045
       170   HCA Inc. (B3 Moodys)
               7.00% due 07/01/07..............................       182
     1,900   HCA, Inc. (BBB-- S&P)
               6.95% due 05/01/12..............................     2,025
     1,261   HCA, Inc. (Ba1 Moodys)
               7.13% due 06/01/06..............................     1,371
      +530   HCA, Inc. (Ba1 Moodys)
               7.50% due 11/15/95..............................       502
    @2,460   Level 3 Communications Corp. (Ba3 Moodys)
               6.13% due 07/15/13..............................     2,485
     1,500   Level 3 Communications Corp. (Ba3 Moodys)
               7.63% due 06/15/12..............................     1,650
       200   Level 3 Communications, Inc. (CC S&P)
               0.00% due 03/15/10..............................       157
     3,205   Level 3 Communications, Inc. (CC S&P)
               11.00% due 03/15/08.............................     3,109
     5,000   Level 3 Communications, Inc. (CC S&P)
               11.25% due 03/15/10.............................     4,725
     1,035   Level 3 Communications, Inc. (CC S&P)
               9.13% due 05/01/08..............................       926
EUR  1,175   Level 3 Communications, Inc. (CC S&P)
               11.25% due 03/15/10.............................     1,201
     7,307   Lucent Technologies, Inc. (B+ S&P)
               6.45% due 03/15/29..............................     5,005
    +1,600   Lucent Technologies, Inc. (BB Fitch)
               5.50% due 11/15/08..............................     1,348
   ##3,150   Metromedia Fiber Network, Inc. (Default)
               10.00% due 11/15/08.............................       185
EUR  ##450   Metromedia Fiber Network, Inc. (Default)
               10.00% due 12/15/09.............................        14
     ##365   Metromedia Fiber Network, Inc. (Default)
               10.00% due 12/15/09.............................        21
       485   Nextel Communications, Inc. (B3 Moodys)
               9.38% due 11/15/09..............................       521

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
             COMMUNICATIONS  -- (CONTINUED)
$    4,070   Nextel Communications, Inc. (B3 Moodys)
               9.75% due 10/31/07..............................  $  4,212
     2,550   Nextel Communications, Inc. (B3 Moodys)
               9.95% due 02/15/08..............................     2,665
     2,855   PanAmSat Corp. (B- S&P)
               8.50% due 02/01/12..............................     3,091
       570   PanAmSat Corp. (Ba2 Moodys)
               6.38% due 01/15/08..............................       579
     2,570   PanAmSat Corp. (Ba2 Moodys)
               6.88% due 01/15/28..............................     2,519
     5,750   Qwest Capital Funding, Inc. (CCC+ Fitch)
               7.63% due 08/03/21..............................     4,485
     5,685   Qwest Corp. (A Fitch)
               6.88% due 09/15/33..............................     5,218
       845   Qwest Corp. (B+ S&P)
               7.20% due 11/01/04..............................       866
     1,630   Qwest Corp. (B+ S&P)
               7.25% due 10/15/35..............................     1,549
     1,500   RCN Corp. (CA Moodys)
               0.00% due 10/15/07..............................       600
     6,080   RCN Corp. (CA Moodys)
               9.80% due 02/15/08..............................     2,310
       280   Rexnord Corp. (B3 Moodys)
               10.13% due 12/15/12.............................       308
     2,700   Rogers Cable, Inc. (Baa3 Moodys)
               8.75% due 05/01/32..............................     3,078
       960   Sprint Capital Corp. (BBB+ S&P)
               7.90% due 03/15/05..............................     1,041
       925   Sprint Capital Corp. (Baa3 Moodys)
               8.75% due 03/15/32..............................     1,107
      @@17   Voicestream Wireless Corp. (A- S&P)
               0.00% due 11/15/09..............................        --
      @@--   Voicestream Wireless Corp. (A- S&P)
               10.38% due 11/15/09.............................         1
     1,925   WorldCom, Inc. (Default)
               7.50% due 05/15/11..............................       568
     9,590   WorldCom, Inc. (Default)
               8.25% due 05/15/31..............................     2,829
                                                                 --------
                                                                   65,287
                                                                 --------
             CONSTRUCTION -- 1.6%
     1,100   Champion Home Builders Co. (B2 Moodys)
               11.25% due 04/15/07.............................     1,040
       490   Horton (D.R.), Inc. (BB S&P)
               6.88% due 05/01/13..............................       516
       350   KB Home Corp. (Ba2 Moodys)
               7.75% due 10/15/04..............................       367
     1,300   KB Home Corp. (Ba3 Moodys)
               7.75% due 02/01/10..............................     1,406
       680   Schuler Homes, Inc., Class A (Baa2 Moodys)
               10.50% due 07/15/11.............................       782
     2,450   Schuler Homes, Inc., Class A (Baa2 Moodys)
               9.38% due 07/15/09..............................     2,769

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             CONSTRUCTION  -- (CONTINUED)
$      950   Toll Brothers, Inc. (Ba2 Moodys)
               8.00% due 05/01/09..............................  $  1,018
       125   Toll Corp. (Ba2 Moodys)
               7.75% due 09/15/07..............................       130
                                                                 --------
                                                                    8,028
                                                                 --------
             CONSUMER DURABLES -- 0.4%
       760   Collins & Aikman Floor Cover (B2 Moodys)
               9.75% due 02/15/10..............................       794
    @1,015   Peabody Energy Corp. (Ba3 Moodys)
               6.88% due 03/15/13..............................     1,063
                                                                 --------
                                                                    1,857
                                                                 --------
             CONSUMER NON-DURABLES -- 1.4%
       315   AmerisourceBergen Corp. (Ba3 Moodys)
               7.25% due 11/15/12..............................       342
    +1,097   Armkel LLC (B- S&P)
               9.50% due 08/15/09..............................     1,223
       430   Hasbro, Inc. (Ba3 Moodys)
               6.60% due 07/15/28..............................       418
       750   Johnsondiversey, Inc. (B2 Moodys)
               9.63% due 05/15/12..............................       838
     1,800   Xerox Corp. (B1 Moodys)
               7.13% due 06/15/10..............................     1,798
   +@1,445   Xerox Corp. (BB- Fitch)
               9.75% due 01/15/09..............................     1,626
       990   Xerox Corp. (BB- S&P)
               6.10% due 12/16/03..............................     1,002
                                                                 --------
                                                                    7,247
                                                                 --------
             CONSUMER SERVICES -- 1.1%
      @520   RH Donnelley Finance Corp. I (B1 Moodys)
               8.88% due 12/15/10..............................       575
    +4,030   Service Corp. International (B1 Moodys)
               6.50% due 03/15/08..............................     3,939
       830   Service Corp. International (B1 Moodys)
               7.70% due 04/15/09..............................       847
       400   Service Corp. International (B1 Moodys)
               7.88% due 02/01/13..............................       400
                                                                 --------
                                                                    5,761
                                                                 --------
             DRUGS -- 0.3%
       685   Alaris Medical Systems, Inc. (B2 Moodys)
               11.63% due 12/01/06.............................       832
       800   Watson Pharmaceuticals, Inc. (Ba1 Moodys)
               7.13% due 05/15/08..............................       880
                                                                 --------
                                                                    1,712
                                                                 --------
             ELECTRICAL EQUIPMENT -- 1.1%
      @900   Fisher Scientific International (B2 Moodys)
               8.13% due 05/01/12..............................       963
     4,215   Perkinelmer, Inc. (Ba3 Moodys)
               8.88% due 01/15/13..............................     4,573
                                                                 --------
                                                                    5,536
                                                                 --------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
             ELECTRONICS -- 0.2%
$     @900   AMKOR Technology, Inc. (B S&P)
               7.75% due 05/15/13..............................  $    855
                                                                 --------
             ENERGY & SERVICES -- 6.5%
     1,210   Avaya, Inc. (BB- S&P)
               11.13% due 04/01/09.............................     1,325
    @1,750   Centerpoint Energy Resources Corp. (Ba1 Moodys)
               7.88% due 04/01/13..............................     2,013
      @720   Chesapeake Energy Corp. (B+ S&P)
               7.50% due 09/15/13..............................       765
       125   Clark Refining & Marketing, Inc. (Ba3 Moodys)
               8.63% due 08/15/08..............................       128
     1,100   Consumers Energy Co. (BBB Fitch)
               6.25% due 09/15/06..............................     1,221
      @250   Houston Exploration Co. (B2 Moodys)
               7.00% due 06/15/13..............................       258
    @2,300   Illinois Power Co. (Baa2 Moodys)
               11.50% due 12/15/10.............................     2,628
       300   Key Energy Services, Inc. (Ba2 Moodys)
               6.38% due 05/01/13..............................       305
       920   Key Energy Services, Inc. (Ba3 Moodys)
               8.38% due 03/01/08..............................       998
    +1,385   Magnum Hunter Resources, Inc. (B2 Moodys)
               9.60% due 03/15/12..............................     1,524
     1,300   Newpark Resources, Inc. (B2 Moodys)
               8.63% due 12/15/07..............................     1,333
      +150   NorAm Energy Corp. (Baa2 Moodys)
               7.75% due 02/15/11..............................       171
      +375   Nuevo Energy Co. (B2 Moodys)
               9.38% due 10/01/10..............................       404
      +215   Nuevo Energy Co. (B2 Moodys)
               9.50% due 06/01/08..............................       225
     3,670   Pioneer Natural Resources Co. (BB Fitch)
               7.20% due 01/15/28..............................     4,008
     1,750   Pioneer Natural Resources Co. (Ba1 Moodys)
               6.50% due 01/15/08..............................     1,906
       500   Pioneer Natural Resources Co. (Ba1 Moodys)
               9.63% due 04/01/10..............................       620
       800   Plains E&P Co. (B2 Moodys)
               8.75% due 07/01/12..............................       856
     1,546   Port Arthur Finance Corp. (Ba3 Moodys)
               12.50% due 01/15/09.............................     1,808
       620   Premco Refining Group (Ba3 Moodys)
               9.25% due 02/01/10..............................       676
     5,270   Southern Natural Gas Co. (BBB Fitch)
               8.00% due 03/01/32..............................     5,698
      @470   Star Gas Partners LP/Star Gas Finance Co. (B3
               Moodys)
               10.25% due 02/15/13.............................       489
    +1,685   Swift Energy Co. (B S&P)
               10.25% due 08/01/09.............................     1,807
      +510   Tesoro Petroleum Corp. (B+ S&P)
               9.00% due 07/01/08..............................       462

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             ENERGY & SERVICES  -- (CONTINUED)
$     +685   Vintage Petroleum, Inc. (Ba3 Moodys)
               8.25% due 05/01/12..............................  $    754
      @200   Westport Resources Corp. (B+ S&P)
               8.25% due 11/01/11..............................       219
                                                                 --------
                                                                   32,601
                                                                 --------
             FINANCIAL SERVICES -- 1.9%
     1,300   Calpine Canada Energy Finance LLC (BB+ Fitch)
               8.50% due 05/01/08..............................     1,014
    +1,150   Capital One Bank (BBB- S&P)
               8.25% due 06/15/05..............................     1,246
    +2,375   Felcor Lodging LP (Ba3 Moodys)
               10.00% due 09/15/08.............................     2,452
       460   HMH Properties, Inc. (Ba3 Moodys)
               8.45% due 12/01/08..............................       475
     1,100   Host Marriott Corp. (Ba3 Moodys)
               7.88% due 08/01/08..............................     1,117
      +450   Host Marriott LP (B+ S&P)
               9.25% due 10/01/07..............................       484
        60   RFS Partnership LP (B1 Moodys)
               9.75% due 03/01/12..............................        61
     1,310   Tanger Properties LP (Ba2 Moodys)
               7.88% due 10/24/04..............................     1,366
     1,000   Tanger Properties LP (Ba2 Moodys)
               9.13% due 02/15/08..............................     1,063
                                                                 --------
                                                                    9,278
                                                                 --------
             FOOD, BEVERAGE & TOBACCO -- 2.0%
       170   B&G Foods, Inc. (B3 Moodys)
               9.63% due 08/01/07..............................       175
       720   Canandaigua Brands, Inc. (Ba2 Moodys)
               8.63% due 08/01/06..............................       785
    @1,070   Del Monte Foods Corp. (B2 Moodys)
               8.63% due 12/15/12..............................     1,134
     1,380   Delhaize America, Inc. (Baa3 Moodys)
               8.13% due 04/15/11..............................     1,511
       900   Delhaize America, Inc. (Baa3 Moodys)
               9.00% due 04/15/31..............................       990
       390   Hercules, Inc. (BB- Fitch)
               6.60% due 08/01/27..............................       390
     1,400   Hercules, Inc. (BB- S&P)
               11.13% due 11/15/07.............................     1,631
     2,200   John Q Hammons Hotels LP/John Q Hammons Hotels
               Finance Corp. III (Baa2 Moodys)
               8.88% due 05/15/12..............................     2,310
       210   Land O' Lakes, Inc. (Ba3 Moodys)
               8.75% due 11/15/11..............................       168
      @225   Smithfield Foods, Inc. (Ba2 Moodys)
               7.75% due 05/15/13..............................       241
      +615   Smithfield Foods, Inc. (Ba2 Moodys)
               8.00% due 10/15/09..............................       666
                                                                 --------
                                                                   10,001
                                                                 --------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
             FOREST & PAPER PRODUCTS -- 5.4%
$    3,000   Abitibi Consolidated Finance LP (Ba1 Moodys)
               7.88% due 08/01/09..............................  $  3,330
       950   Abitibi-Consolidated, Inc. (Ba1 Moodys)
               6.00% due 06/20/13..............................       904
     1,740   Boise Cascade Corp. (BB+ S&P)
               7.35% due 02/01/16..............................     1,846
     1,460   Boise Cascade Corp. (BB+ S&P)
               7.50% due 02/01/08..............................     1,594
     3,450   Bowater Canada Finance (Baa3 Moodys)
               7.95% due 11/15/11..............................     3,659
    @2,300   Bowater, Inc. (Ba1 Moodys)
               6.50% due 06/15/13..............................     2,182
    @1,430   Cascades, Inc. (Ba1 Moodys)
               7.25% due 02/15/13..............................     1,505
       600   Georgia-Pacific Corp. (BBB- S&P)
               7.25% due 06/01/28..............................       525
    +1,835   Georgia-Pacific Corp. (Ba1 Moodys)
               7.50% due 05/15/06..............................     1,881
       580   Georgia-Pacific Corp. (Ba1 Moodys)
               8.88% due 05/15/31..............................       568
       825   Georgia-Pacific Corp. (Ba1 Moodys)
               9.88% due 11/01/21..............................       833
       780   Longview Fibre Co. (B2 Moodys)
               10.00% due 01/15/09.............................       866
      +945   Louisiana-Pacific Corp. (BB- S&P)
               8.50% due 08/15/05..............................     1,021
     1,350   Potlatch Corp. (Baa3 Moodys)
               12.50% due 12/01/09.............................     1,593
      @665   Stone Container Corp. (B2 Moodys)
               7.50% due 06/01/13..............................       678
     1,000   Stone Container Corp. (B2 Moodys)
               8.25% due 10/01/12..............................     1,073
     2,550   Stone Container Corp. (B2 Moodys)
               9.75% due 02/01/11..............................     2,792
                                                                 --------
                                                                   26,850
                                                                 --------
             HEALTH SERVICES -- 1.8%
       250   AdvancePCS (Ba2 Moodys)
               8.50% due 04/01/08..............................       269
       305   Hanger Orthopedic Group, Inc. (B- S&P)
               10.38% due 02/15/09.............................       337
     1,400   Manor Care, Inc. (BBB S&P)
               7.50% due 06/15/06..............................     1,522
       500   Manor Care, Inc. (Ba1 Moodys)
               8.00% due 03/01/08..............................       563
    +2,200   Province Healthcare Co. (B3 Moodys)
               7.50% due 06/01/13..............................     2,167
    +1,380   Select Medical Corp. (B3 Moodys)
               9.50% due 06/15/09..............................     1,499
    +2,000   Tenet Healthcare Corp. (Baa3 Moodys)
               6.50% due 06/01/12..............................     1,855
       570   Ventas Realty LP/Cap Corp. (Ba3 Moodys)
               8.75% due 05/01/09..............................       616
                                                                 --------
                                                                    8,828
                                                                 --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             HOTELS & GAMING -- 3.6%
$    2,000   Aztar Corp. (B1 Moodys)
               8.88% due 05/15/07..............................  $  2,088
       650   Boyd Gaming Corp. (Ba3 Moodys)
               9.25% due 08/01/09..............................       722
     2,100   Hilton Hotels Corp. (Ba1 Moodys)
               7.63% due 05/15/08..............................     2,258
       750   Hilton Hotels Corp. (Baa2 Moodys)
               7.63% due 12/01/12..............................       821
     1,200   MGM Mirage, Inc. (Ba1 Moodys)
               6.88% due 02/06/08..............................     1,284
    +1,450   MGM Mirage, Inc. (Ba2 Moodys)
               8.38% due 02/01/11..............................     1,649
      +900   Mandalay Resort Group (AAA S&P)
               7.63% due 07/15/13..............................       920
    +1,570   Mandalay Resort Group (Ba2 Moodys)
               9.50% due 08/01/08..............................     1,798
       980   Mohegan Tribal Gaming (Ba2 Moodys)
               8.13% due 01/01/06..............................     1,063
     2,900   Starwood Hotels & Resorts Worldwide, Inc. (Ba1
               Moodys)
               7.38% due 05/01/07..............................     3,052
     1,450   Starwood Hotels & Resorts Worldwide, Inc. (Ba1
               Moodys)
               7.88% due 05/01/12..............................     1,588
       515   Venetian Casino (BB S&P)
               11.00% due 06/15/10.............................       581
                                                                 --------
                                                                   17,824
                                                                 --------
             MACHINERY -- 2.1%
     1,311   AGCO Corp. (Ba3 Moodys)
               9.50% due 05/01/08..............................     1,416
    +1,540   Briggs & Stratton Corp. (Ba1 Moodys)
               8.88% due 03/15/11..............................     1,779
     1,080   Cincinnati Milacron, Inc. (B1 Moodys)
               8.38% due 03/15/04..............................     1,042
     1,920   Cummins, Inc. (BB- Fitch)
               6.75% due 02/15/27..............................     1,975
      @485   Cummins, Inc. (Ba3 Moodys)
               9.50% due 12/01/10..............................       550
       450   Joy Global, Inc. (B2 Moodys)
               8.75% due 03/15/12..............................       493
       650   SPX Corp. (BB+ S&P)
               6.25% due 06/15/11..............................       663
     1,600   SPX Corp. (Ba3 Moodys)
               7.50% due 01/01/13..............................     1,732
      +975   Terex Corp. (B2 Moodys)
               10.38% due 04/01/11.............................     1,077
                                                                 --------
                                                                   10,727
                                                                 --------
             MEDIA & ENTERTAINMENT -- 5.0%
     1,170   American Greetings Corp. (Ba1 Moodys)
               6.10% due 08/01/28..............................     1,193
      @375   CBD Media, Inc. (B3 Moodys)
               8.63% due 06/01/11..............................       386
     2,000   Cablevision Systems Corp.
               (Ba2 Moodys)
               8.13% due 08/15/09..............................     2,070
$   @1,140   CanWest Media Inc. (B- S&P)
               7.63% due 04/15/13..............................  $  1,211

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
             MEDIA & ENTERTAINMENT  -- (CONTINUED)
       125   Charter Communications Holdings LLC/Charter
               Communications Holdings Cap Corp. (B2 Moodys)
               0.00% due 01/15/11..............................        65
     1,270   Charter Communications Holdings LLC/Charter
               Communications Holdings Cap Corp. (B2 Moodys)
               10.00% due 05/15/11.............................       914
       570   Charter Communications Holdings LLC/Charter
               Communications Holdings Capital Corp. (B2
               Moodys)
               10.00% due 04/01/09.............................       436
     3,845   Charter Communications Holdings LLC/Charter
               Communications Holdings Capital Corp. (B2
               Moodys)
               10.75% due 10/01/09.............................     2,980
       520   Charter Communications Holdings LLC/Charter
               Communications Holdings Capital Corp. (B2
               Moodys)
               8.63% due 04/01/09..............................       374
      +990   Charter Communications Holdings LLC/Charter
               Communications Holdings Capital Corp. (B2
               Moodys)
               9.63% due 11/15/09..............................       723
      @830   DirecTV Holdings LLC (B S&P)
               8.38% due 03/15/13..............................       925
     1,925   EchoStar DBS Corp. (B1 Moodys)
               9.38% due 02/01/09..............................     2,053
       870   EchoStar DBS Corp. (Ba3 Moodys)
               9.13% due 01/15/09..............................       972
       685   Hollinger International Publishing (B2 Moodys)
               9.00% due 12/15/10..............................       733
    @1,445   Hollinger International Publishing (B2 Moodys)
               9.00% due 12/15/10..............................     1,546
      +800   Mediacom LLC (B2 Moodys)
               9.50% due 01/15/13..............................       846
      +350   PRIMEDIA, Inc. (B3 Moodys)
               7.63% due 04/01/08..............................       354
    @1,300   PRIMEDIA, Inc. (B3 Moodys)
               8.00% due 05/15/13..............................     1,333
    +1,500   Park Place Entertainment Corp. (Ba1 Moodys)
               7.50% due 09/01/09..............................     1,643
     1,100   Park Place Entertainment Corp. (Ba2 Moodys)
               8.13% due 05/15/11..............................     1,207
       550   Park Place Entertainment Corp. (Ba2 Moodys)
               9.38% due 02/15/07..............................       609
     1,100   Six Flags, Inc. (B2 Moodys)
               8.88% due 02/01/10..............................     1,056
      +300   Six Flags, Inc. (B3 Moodys)
               9.50% due 02/01/09..............................       296

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             MEDIA & ENTERTAINMENT  -- (CONTINUED)
$    1,080   Time Warner Telecom, Inc. (B3 Moodys)
               9.75% due 07/15/08..............................  $  1,042
       225   World Color Press, Inc. (BB Fitch)
               7.75% due 02/15/09..............................       235
                                                                 --------
                                                                   25,202
                                                                 --------
             MEDICAL INSTRUMENTS & SUPPLIES -- 1.8%
       390   Apogent Technologies, Inc. (BBB S&P)
               8.00% due 04/01/11..............................       450
     1,095   Bausch & Lomb, Inc. (Baa2 Moodys)
               6.95% due 11/15/07..............................     1,157
      @695   Medex, Inc. (B3 Moodys)
               8.88% due 05/15/13..............................       721
       470   Omnicare, Inc. (BB+ S&P)
               6.13% due 06/01/13..............................       479
     5,220   Owens Brockway Glass (B2 Moodys)
               8.88% due 02/15/09..............................     5,664
       620   United Surgical Partners International, Inc. (B3
               Moodys)
               10.00% due 12/15/11.............................       670
                                                                 --------
                                                                    9,141
                                                                 --------
             METALS, MINERALS & MINING -- 2.6%
      +400   AK Steel Holding Corp. (B1 Moodys)
               7.75% due 06/15/12..............................       332
    +3,855   AK Steel Holding Corp. (B1 Moodys)
               7.88% due 02/15/09..............................     3,277
       495   Crown Cork & Seal Co., Inc. (Ca Moodys)
               8.00% due 04/15/23..............................       398
       290   Cyprus Amax Minerals Co. (Baa3 Moodys)
               8.38% due 02/01/23..............................       287
      +375   Earle M Jorgensen Co. (B- S&P)
               9.75% due 06/01/12..............................       398
      +625   Oregon Steel Mills, Inc. (BB- S&P)
               10.00% due 07/15/09.............................       563
     3,070   Phelps Dodge Corp. (BBB+ Fitch)
               9.50% due 06/01/31..............................     3,680
      +990   Phelps Dodge Corp. (Baa3 Moodys)
               8.75% due 06/01/11..............................     1,164
       170   Silgan Corp. (B S&P)
               9.00% due 06/01/09..............................       176
     2,640   United States Steel LLC (Ba3 Moodys)
               10.75% due 08/01/08.............................     2,772
                                                                 --------
                                                                   13,047
                                                                 --------
             REAL ESTATE -- 0.9%
       640   Forest City Enterprises (Ba3 Moodys)
               7.63% due 06/01/15..............................       671
    @2,150   LNR Property Corp. (BBB- S&P)
               7.63% due 07/15/13..............................     2,172
     1,330   Stewart Enterprises, Inc. (B2 Moodys)
               10.75% due 07/01/08.............................     1,483
                                                                 --------
                                                                    4,326
                                                                 --------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
             RETAIL -- 2.9%
$   +1,270   Ahold Finance USA, Inc. (Baa1 Moodys)
               8.25% due 07/15/10..............................  $  1,302
       750   AutoNation, Inc. (Ba2 Moodys)
               9.00% due 08/01/08..............................       833
     1,000   Crompton Corp. (Ba1 Moodys)
               8.50% due 03/15/05..............................     1,050
       255   Dillard's, Inc. (Ba3 Moodys)
               7.13% due 08/01/18..............................       222
       560   Dillard's, Inc., Class A (Ba3 Moodys)
               7.38% due 06/01/06..............................       563
       750   Ingles Markets, Inc. (B+ S&P)
               8.88% due 12/01/11..............................       755
    +1,825   Penney (J.C.) Co., Inc. (Ba3 Moodys)
               8.13% due 04/01/27..............................     1,752
     1,450   Penney (J.C.) Co., Inc. (Ba3 Moodys)
               8.25% due 08/15/22..............................     1,421
       850   Penney (J.C.) Co., Inc. (Baa2 Moodys)
               7.65% due 08/15/16..............................       829
     1,500   Saks, Inc. (B1 Moodys)
               7.50% due 12/01/10..............................     1,549
       410   Toys R Us, Inc. (BB+ Fitch)
               7.88% due 04/15/13..............................       441
     1,285   United Auto Group, Inc. (B3 Moodys)
               9.63% due 03/15/12..............................     1,375
     2,000   Yum! Brands, Inc. (BB S&P)
               7.70% due 07/01/12..............................     2,280
                                                                 --------
                                                                   14,372
                                                                 --------
             RUBBER & PLASTICS PRODUCTS -- 0.2%
       955   Plastipak Holdings, Inc. (B3 Moodys)
               10.75% due 09/01/11.............................     1,022
                                                                 --------
             SOFTWARE & SERVICES -- 0.6%
       370   Time Warner Entertainment Co. LP (Baa1 Moodys)
               8.38% due 03/15/23..............................       466
    +1,100   Unisys Corp. (Ba1 Moodys)
               7.25% due 01/15/05..............................     1,145
       550   Unisys Corp. (Ba1 Moodys)
               8.13% due 06/01/06..............................       589
     +@700   United Components, Inc. (B3 Moodys)
               9.38% due 06/15/13..............................       726
                                                                 --------
                                                                    2,926
                                                                 --------
             TRANSPORTATION -- 2.0%
    +1,850   Dana Corp. (Ba3 Moodys)
               6.50% due 03/15/08..............................     1,799
     1,350   Dana Corp. (Ba3 Moodys)
               7.00% due 03/01/29..............................     1,176
    @1,400   Dana Credit Corp. (Ba3 Moodys)
               8.38% due 08/15/07..............................     1,414
      +120   Delta Air Lines, Inc. (Ba3 Moodys)
               7.90% due 12/15/09..............................        95
     2,435   Delta Air Lines, Inc. (Ba3 Moodys)
               8.30% due 12/15/29..............................     1,717
      +633   Delta Air Lines, Inc. (Ba3 Moodys)
               9.00% due 05/15/16..............................       465
       950   General Motors Corp. (BBB S&P)
               7.13% due 07/15/13..............................       945

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             TRANSPORTATION  -- (CONTINUED)
$      726   Navistar International Corp. (Ba1 Moodys)
               9.38% due 06/01/06..............................  $    790
    @1,060   TRW Automotive (B1 Moodys)
               9.38% due 02/15/13..............................     1,150
      @750   Worldspan LP/WS Finance Corp. (B- S&P)
               9.63% due 06/15/11..............................       773
                                                                 --------
                                                                   10,324
                                                                 --------
             UTILITIES -- 14.5%
    @4,280   AES Corp. (The) (B2 Moodys)
               8.75% due 05/15/13..............................     4,451
       900   Airgas, Inc. (Ba1 Moodys)
               7.75% due 09/15/06..............................       936
       405   Allied Waste North America, Inc. (Ba3 Moodys)
               7.63% due 01/01/06..............................       420
     1,100   Allied Waste North America, Inc. (Ba3 Moodys)
               7.88% due 04/15/13..............................     1,151
     2,800   Allied Waste North America, Inc. (Ba3 Moodys)
               8.88% due 04/02/08..............................     3,038
     +@350   Allied Waste North America, Inc. (Ba3 Moodys)
               9.25% due 09/01/12..............................       386
    +2,460   Allied Waste North America, Inc. (B2 Moodys)
               10.00% due 08/01/09.............................     2,614
       650   Browning-Ferris Industries, Inc. (Ba3 Moodys)
               6.38% due 01/15/08..............................       644
     1,505   Browning-Ferris Industries, Inc. (Ba3 Moodys)
               7.40% due 09/15/35..............................     1,385
      +500   Browning-Ferris Industries, Inc. (Ba3 Moodys)
               7.88% due 03/15/05..............................       515
     5,100   Calpine Corp. (B1 Moodys)
               8.50% due 02/15/11..............................     3,825
      +200   Calpine Corp. (B1 Moodys)
               8.63% due 08/15/10..............................       150
      +120   CMS Energy Corp. (B3 Moodys)
               8.50% due 04/15/11..............................       125
    +2,215   CMS Energy Corp. (B3 Moodys)
               8.90% due 07/15/08..............................     2,317
      +975   El Paso Electric Co. (Ba3 Moodys)
               7.75% due 01/15/32..............................       821
       960   El Paso Electric Co. (Ba3 Moodys)
               7.80% due 08/01/31..............................       809
    @3,500   El Paso Electric Co. (Ba3 Moodys)
               7.88% due 06/15/12..............................     3,242
       125   El Paso Electric Co. (Ba3 Moodys)
               9.40% due 05/01/11..............................       144
    @1,315   Gulfterra Energy Partner (Baa2 Moodys)
               6.25% due 06/01/10..............................     1,312

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
             UTILITIES  -- (CONTINUED)
$    3,000   IPC Acquisition Corp. (B3 Moodys)
               11.50% due 12/15/09.............................  $  3,180
       645   Illinova Corp. (Baa2 Moodys)
               7.50% due 07/15/25..............................       597
       300   Kansas Gas & Electric Co. (Aaa Moodys)
               7.60% due 12/15/03..............................       303
       935   Kansas Gas & Electric Co. (BB+ Fitch)
               8.29% due 03/29/16..............................       936
     1,087   Kansas Gas & Electric Co. (BB- S&P)
               6.76% due 09/29/03..............................     1,087
       560   Kansas Gas & Electric Co. (Ba3 Moodys)
               6.50% due 08/01/05..............................       589
     2,790   Mirage Resorts, Inc. (Ba1 Moodys)
               7.25% due 10/15/06..............................     2,985
      +690   Northwestern Corp. (Caa1 Moodys)
               8.75% due 03/15/12..............................       536
    @1,455   PG&E Corp. (BBB- S&P)
               6.88% due 07/15/08..............................     1,510
    +1,130   Sierra Pacific Power Co. (Aaa Moodys)
               8.00% due 06/01/08..............................     1,181
     1,950   Sierra Pacific Resources (B- S&P)
               8.75% due 05/15/05..............................     2,023
     1,230   Sierra Pacific Resources (Ba2 Moodys)
               6.20% due 04/15/04..............................     1,236
    @1,000   Southern California Edison Co. (AAA S&P)
               8.00% due 02/15/07..............................     1,096
     3,000   Southern California Edison Co. (Ba3 Moodys)
               7.25% due 03/01/26..............................     3,056
      +975   TECO Energy, Inc. (BBB+ S&P)
               7.20% due 05/01/11..............................       966
       870   TECO Energy, Inc. (Ba1 Moodys)
               7.50% due 06/15/10..............................       887
     3,250   TELUS Corp. (Ba1 Moodys)
               8.00% due 06/01/11..............................     3,754
     2,100   Tennessee Gas Pipeline Co. (Baa1 Moodys)
               7.50% due 04/01/17..............................     2,158
    @1,450   Tesoro Petroleum Corp. (Ba3 Moodys)
               8.00% due 04/15/08..............................     1,486
       440   Texas Utilities Co. (Baa3 Moodys)
               6.38% due 01/01/08..............................       469
     3,695   Transcontinental Gas Pipe LN (Ba2 Moodys)
               6.13% due 01/15/05..............................     3,695
     1,700   Transcontinental Gas Pipe LN (Ba2 Moodys)
               8.88% due 07/15/12..............................     1,921
       860   Westar Energy, Inc. (BB- S&P)
               9.75% due 05/01/07..............................       963
     1,000   Westar Energy, Inc. (Ba1 Moodys)
               7.65% due 04/15/23..............................     1,043
     1,865   Westar Energy, Inc. (Baa2 Moodys)
               8.50% due 07/01/22..............................     1,961

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             UTILITIES  -- (CONTINUED)
$    2,710   Williams Cos., Inc. (B3 Moodys)
               8.63% due 06/01/10..............................  $  2,832
     2,500   Williams Cos., Inc. (B3 Moodys)
               8.75% due 03/15/32..............................     2,600
                                                                 --------
                                                                   73,335
                                                                 --------
             Total corporate notes.............................  $392,598
                                                                 ========
FOREIGN/YANKEE BONDS & NOTES -- 11.7%
             FOREIGN CORPORATIONS -- 10.8%
     1,400   Abitibi-Consolidated, Inc. (Baa3 Moodys)
               8.85% due 08/01/30..............................     1,488
     2,150   British Sky Broadcasting Group PLC (Ba1 Moodys)
               8.20% due 07/15/09..............................     2,548
    @3,350   Burns Philp Capital Property Ltd. (B2 Moodys)
               9.75% due 07/15/12..............................     3,266
       900   CP Ships Ltd. (Ba3 Moodys)
               10.38% due 07/15/12.............................     1,005
    @1,954   Crown European Holdings S.A. (B1 Moodys)
               9.50% due 03/01/11..............................     2,110
EUR    381   Flowserve Finance B.V. (B2 Moodys)
               12.25% due 08/15/10.............................       508
EUR  1,200   Fresenius Finance BV (BB+ S&P)
               7.75% due 04/30/09..............................     1,461
   ##5,466   Global Crossing Holdings Ltd. (Default)
               9.50% due 11/15/09..............................       246
   ##4,535   Global Crossing Holdings Ltd. (Default)
               9.63% due 05/15/08..............................       204
       900   Inco Ltd. (Baa3 Moodys)
               9.60% due 06/15/22..............................       947
 EUR   780   KPNQwest N.V. (Default)
               7.13% due 06/01/09..............................         4
   @@2,665   KPNQwest N.V. (Default)
               8.13% due 06/01/09..............................        --
 EUR   585   Kappa Beheer BV (B S&P)
               10.63% due 07/15/09.............................       722
    @2,030   Legrand S.A. (B1 Moodys)
               10.50% due 02/15/13.............................     2,263
      +567   Marconi Corp. (Not Rated)
               10.00% due 10/31/08.............................       575
      +835   Marconi Corp. (Not Rated)
               8.00% due 04/30/08..............................       759
 EUR 1,250   Messer Griesheim GmbH (B+ S&P)
               10.38% due 06/01/11.............................     1,608
      +400   Methanex Corp. (Ba1 Moodys)
               7.75% due 08/15/05..............................       420
     1,275   Methanex Corp. (Ba1 Moodys)
               8.75% due 08/15/12..............................     1,428
      @340   Norampac, Inc. (Ba2 Moodys)
               6.75% due 06/01/13..............................       357
     3,550   Nortel Networks Corp. (B S&P)
               4.25% due 09/01/08..............................     3,035
      +835   Nortel Networks Corp. (Ba3 Moodys)
               6.88% due 09/01/23..............................       735

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
             FOREIGN CORPORATIONS  -- (CONTINUED)
$    1,140   Nortel Networks Ltd. (Ba3 Moodys)
               6.13% due 02/15/06..............................  $  1,106
       250   Northern Telecom Capital (B3 Moodys)
               7.88% due 06/15/26..............................       229
     1,445   Quebecor Media, Inc. (B2 Moodys)
               11.13% due 07/15/11.............................     1,655
 EUR   285   Remy Cointreau S. A. (BB S&P)
               6.50% due 07/01/10..............................       335
EUR @3,250   Rhodia S.A. (Ba3 Moodys)
               9.25% due 06/01/11..............................     3,844
     1,085   Rogers Cable, Inc. (Ba2 Moodys)
               6.25% due 06/15/13..............................     1,082
     3,725   Rogers Cantel, Inc. (Ba3 Moodys)
               9.38% due 06/01/08..............................     3,883
       575   Rogers Cantel, Inc. (Ba3 Moodys)
               9.75% due 06/01/16..............................       667
     1,600   Shaw Communications, Inc. (BBB S&P)
               8.25% due 04/11/10..............................     1,780
       950   Teekay Shipping Corp. (BB+ S&P)
               8.32% due 02/01/08..............................     1,014
     2,330   Tembec Industries, Inc. (Ba1 Moodys)
               7.75% due 03/15/12..............................     2,260
      +875   Tembec Industries, Inc. (Ba1 Moodys)
               8.50% due 02/01/11..............................       866
     1,450   Tembec Industries, Inc. (Ba1 Moodys)
               8.63% due 06/30/09..............................     1,432
      @500   Tyco International Group S.A. (Ba2 Moodys)
               3.13% due 01/15/23..............................       548
    +3,575   Tyco International Group S.A. (Ba2 Moodys)
               6.38% due 02/15/06..............................     3,727
    +4,000   Tyco International Group S.A. (Ba2 Moodys)
               6.75% due 02/15/11..............................     4,240
                                                                 --------
                                                                   54,357
                                                                 --------
             FOREIGN GOVERNMENTS -- 0.9%
EUR  2,280   Deutsche Bundesrepublik (Aaa Moodys)
               6.00% due 09/15/03..............................     2,638
       250   Republic of Brazil (B+ S&P)
               12.75% due 01/15/20.............................       256
       250   Republic of Colombia (Ba2 Moodys)
               8.38% due 02/15/27..............................       237
       @17   Republic of Ecuador (CCC+ S&P)
               12.00% due 11/15/12.............................        14
      @290   Republic of Ecuador (CCC+ S&P)
               6.00% due 08/15/30..............................       177
      @600   Russian Government (BB S&P)
               11.00% due 07/24/18.............................       855
                                                                 --------
                                                                    4,177
                                                                 --------
             Total foreign/yankee bonds & notes................  $ 58,534
                                                                 ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
PREFERRED STOCKS -- 0.2%
             CONSUMER NON-DURABLES -- 0.1%
        @4   Xerox Corp. ......................................  $    263
                                                                 --------
             METALS, MINERALS & MINING -- 0.1%
        29   Rio Algom Ltd. ...................................       730
                                                                 --------
             Total preferred stocks............................  $    993
                                                                 ========
WARRANTS -- 0.0%
             COMMUNICATIONS -- 0.0%
       ##3   Deutsche Telekom AG...............................  $     59
       ##1   Splitrock Services, Inc...........................        15
                                                                 --------
             Total warrants....................................  $     74
                                                                 ========
SHORT-TERM SECURITIES -- 18.3%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 11.9%
    59,754   State Street Navigator Securities Lending Prime
               Portfolio.......................................  $ 59,754
                                                                 --------
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENT -- 6.4%
$20,022....  Joint Repurchase Agreement (See Note 2(d))
               1.05% due 07/01/03..............................    20,022
12,048....   Joint Repurchase Agreement (See Note 2(d))
               1.08% due 07/01/03..............................    12,048
                                                                 --------
                                                                   32,070
                                                                 --------
             Total short-term securities.......................  $ 91,824
                                                                 ========

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,829).......     0.4%  $  2,171
Total convertible preferred stocks (cost
  $2,070)...............................     0.3      1,553
Total corporate notes (cost $371,663)...    78.3    392,598
Total foreign/yankee bonds & notes (cost
  $58,887)..............................    11.7     58,534
Total preferred stocks (cost $1,023)....     0.2        993
Total warrants (cost $34)...............                 74
Total short-term securities (cost
  $91,824)..............................    18.3     91,824
                                           -----   --------
Total investment in securities
  (total cost $527,330) -- including
  $58,535 of securities loaned (See Note
  2(i)).................................   109.2    547,747
Cash, receivables and other assets......     4.5     22,121
Securities lending collateral (See Note
  2(i)).................................   (1.5)     (7,401)
Securities lending collateral payable to
  brokers (See Note 2(i))...............   (11.9)   (59,754)
Other liabilities.......................   (0.3)     (1,288)
                                           -----   --------
Net assets..............................   100.0%  $501,425
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  2,800,000 shares authorized; 53,430 shares
  outstanding...................................  $     53
Paid in capital.................................   531,179
Accumulated net investment income...............    13,112
Accumulated net realized loss on investments....   (63,370)
Unrealized appreciation on investments..........    20,417
Unrealized appreciation on other assets and
  liabilities in foreign currencies.............        34
                                                  --------
Net assets......................................  $501,425
                                                  ========

Class IA
  Net asset value per share ($348,137 / 37,023
    shares outstanding) (2,600,000 shares
    authorized)...................................   $9.40
                                                     =====
Class IB
  Net asset value per share ($153,288 / 16,407
    shares outstanding) (200,000 shares
    authorized)...................................   $9.34
                                                     =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $66,563 or 13.3% of net assets.

   ## Illiquid Securities. At June 30, 2003, the market value of these securities amounted to $821 or 0.2% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market values round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.

       EUR = Euro

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 98.5%
            AEROSPACE & DEFENSE -- 0.1%
      81    Raytheon Co. .....................................  $    2,667
                                                                ----------
            APPAREL & TEXTILE -- 0.1%
     *25    Jones Apparel Group, Inc. ........................         740
      21    Liz Claiborne, Inc. ..............................         747
      21    V. F. Corp. ......................................         723
                                                                ----------
                                                                     2,210
                                                                ----------
            BANKS -- 13.0%
      69    AmSouth Bancorp. .................................       1,515
     256    American Express Co. .............................      10,720
      93    BB&T Corp. .......................................       3,195
     226    Bank One Corp. ...................................       8,396
     296    Bank of America Corp. ............................      23,398
     152    Bank of New York Co., Inc. (The)..................       4,381
      45    Capital One Financial Corp. ......................       2,200
      44    Charter One Financial, Inc. ......................       1,386
   1,018    Citigroup, Inc. ..................................      43,553
      35    Comerica, Inc. ...................................       1,614
      26    Countrywide Credit Industries, Inc. ..............       1,800
     136    Federal Home Loan Mortgage Association............       6,903
     194    Federal National Mortgage Association.............      13,066
     113    Fifth Third Bancorp. .............................       6,506
      25    First Tennessee National Corp. ...................       1,098
     208    Fleet Boston Financial Corp. .....................       6,176
      30    Golden West Financial Corp. ......................       2,411
      45    Huntington Bancshares, Inc. ......................         885
      84    KeyCorp. .........................................       2,114
     253    MBNA Corp. .......................................       5,263
      45    Marshall & Ilsley Corp. ..........................       1,370
      85    Mellon Financial Corp. ...........................       2,366
     401    Morgan (J.P.) Chase & Co. ........................      13,719
     121    National City Corp. ..............................       3,955
      31    North Fork Bancorp., Inc. ........................       1,056
      44    Northern Trust Corp. .............................       1,823
      56    PNC Financial Services Group......................       2,728
     *57    Providian Financial Corp. ........................         527
      44    Regions Financial Corp. ..........................       1,484
      89    SLM Corp. ........................................       3,505
      67    SouthTrust Corp. .................................       1,830
      66    State Street Corp. ...............................       2,591
      55    SunTrust Banks, Inc. .............................       3,290
      60    Synovus Financial Corp. ..........................       1,290
     379    U.S. Bancorp. ....................................       9,295
      39    Union Planters Corp. .............................       1,219
     266    Wachovia Corp. ...................................      10,627
     184    Washington Mutual, Inc. ..........................       7,598
     331    Wells Fargo Co. ..................................      16,691
      18    Zions Bancorp. ...................................         901
                                                                ----------
                                                                   234,445
                                                                ----------
            BUSINESS SERVICES -- 0.8%
    *201    Cendant Corp. ....................................       3,688
     *96    Concord EFS, Inc. ................................       1,418
     *29    Convergys Corp. ..................................         466
      28    Equifax, Inc. ....................................         725
      16    Fluor Corp. ......................................         540
      77    Interpublic Group of Cos., Inc. (The).............       1,031
     *22    Monster Worldwide, Inc. ..........................         436

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            BUSINESS SERVICES  -- (CONTINUED)
      37    Omnicom Group, Inc. ..............................  $    2,673
      74    Paychex, Inc. ....................................       2,181
     *34    Robert Half International, Inc. ..................         639
                                                                ----------
                                                                    13,797
                                                                ----------
            CHEMICALS -- 1.3%
      45    Air Products & Chemicals, Inc. ...................       1,870
      22    Avery Dennison Corp. .............................       1,098
     181    Dow Chemical Co. The..............................       5,601
      15    Eastman Chemical Co. .............................         480
      10    Great Lakes Chemical Corp. .......................         202
      19    International Flavors & Fragrances, Inc. .........         592
      34    PPG Industries, Inc. .............................       1,703
      32    Praxair, Inc. ....................................       1,930
      44    Rohm & Haas Co. ..................................       1,364
     197    du Pont (E.I.) de Nemours & Co. ..................       8,198
                                                                ----------
                                                                    23,038
                                                                ----------
            COMMUNICATIONS -- 4.8%
    *157    ADC Telecommunications, Inc. .....................         366
      62    ALLTEL Corp. .....................................       2,970
     155    AT&T Corp. .......................................       2,991
    *536    AT&T Wireless Services, Inc. .....................       4,401
     *19    Andrew Corp. .....................................         176
     *75    Avaya, Inc. ......................................         488
     365    BellSouth Corp. ..................................       9,724
     *93    CIENA Corp. ......................................         480
      28    CenturyTel, Inc. .................................         986
     *56    Citizens Communications Co. ......................         722
     *37    Comverse Technology, Inc. ........................         560
    *819    Lucent Technologies, Inc. ........................       1,662
     458    Motorola, Inc. ...................................       4,315
     *67    Network Appliance, Inc. ..........................       1,087
    *203    Nextel Communications, Inc., Class A..............       3,675
     156    QUALCOMM, Inc. ...................................       5,577
    *335    Qwest Communications International, Inc. .........       1,602
      35    Rockwell International Corp. .....................         868
     657    SBC Communications, Inc. .........................      16,779
      29    Scientific-Atlanta, Inc. .........................         703
     178    Sprint Corp. .....................................       2,559
    *202    Sprint PCS Group..................................       1,162
     *81    Tellabs, Inc., ADR................................         535
     544    Verizon Communications, Inc. .....................      21,443
                                                                ----------
                                                                    85,831
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 5.8%
      77    3M Co. ...........................................       9,972
     *72    Apple Computer, Inc. .............................       1,381
  *1,388    Cisco Systems, Inc. ..............................      23,162
    *508    Dell Computer Corp. ..............................      16,229
    *432    EMC Corp. ........................................       4,527
     *64    Gateway, Inc. ....................................         234
     603    Hewlett-Packard Co. ..............................      12,853
     341    International Business Machines Corp. ............      28,165
      17    International Game Technology.....................       1,730
     *39    Jabil Circuit, Inc. ..............................         869
     *25    Lexmark International, Inc. ......................       1,785
      46    Pitney Bowes, Inc. ...............................       1,777

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS  -- (CONTINUED)
            COMPUTERS & OFFICE EQUIPMENT -- (CONTINUED)
    *164    Solectron Corp. ..................................  $      613
      46    Symbol Technologies, Inc. ........................         593
                                                                ----------
                                                                   103,890
                                                                ----------
            CONSTRUCTION -- 0.2%
      12    Centex Corp. .....................................         956
      86    Halliburton Co. ..................................       1,988
       9    Kaufman and Broad Home Corp. .....................         586
     *13    McDermott International, Inc. ....................          82
      12    Pulte Corp. ......................................         742
                                                                ----------
                                                                     4,354
                                                                ----------
            CONSUMER DURABLES -- 0.4%
    *250    Corning, Inc. ....................................       1,847
      18    Grainger (W.W.), Inc. ............................         847
      18    Johnson Controls, Inc. ...........................       1,513
      38    Leggett & Platt, Inc. ............................         782
      54    Newell Rubbermaid, Inc. ..........................       1,517
      26    Visteon Corp. ....................................         178
                                                                ----------
                                                                     6,684
                                                                ----------
            CONSUMER NON-DURABLES -- 4.0%
      12    Alberto-Culver Co., Class B.......................         592
      22    AmerisourceBergen Corp. ..........................       1,512
      46    Avon Products, Inc. ..............................       2,889
      12    Brown-Forman Corp., Class B.......................         937
      88    Cardinal Health, Inc. ............................       5,675
      43    Clorox Co. (The)..................................       1,824
     106    Colgate-Palmolive Co. ............................       6,166
      57    Eastman Kodak Co. ................................       1,549
      52    Ecolab, Inc. .....................................       1,332
     202    Gillette Co. (The)................................       6,434
      34    Hasbro, Inc. .....................................         600
     *87    Mattel, Inc. .....................................       1,644
      57    McKesson Corp. ...................................       2,046
     256    Procter & Gamble Co. (The)........................      22,815
     128    SYSCO Corp. ......................................       3,859
     *87    Safeway, Inc. ....................................       1,785
      26    Supervalu, Inc. ..................................         560
      29    Tiffany & Co. ....................................         938
    *395    Tyco International Ltd. ..........................       7,492
    *156    Xerox Corp. ......................................       1,649
                                                                ----------
                                                                    72,298
                                                                ----------
            CONSUMER SERVICES -- 0.2%
     *34    Cintas Corp. .....................................       1,194
     *35    H&R Block, Inc. ..................................       1,533
     *12    Ryder System, Inc. ...............................         315
                                                                ----------
                                                                     3,042
                                                                ----------
            DRUGS -- 9.2%
     309    Abbott Laboratories...............................      13,502
    *249    Amgen, Inc. ......................................      16,553
     *29    Biogen, Inc. .....................................       1,113
     383    Bristol-Myers Squibb Co. .........................      10,403
     *37    Chiron Corp. .....................................       1,613
     222    Eli Lilly & Co. ..................................      15,322
     *72    Forest Laboratories, Inc. ........................       3,926
     *43    Genzyme Corp. ....................................       1,781

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            DRUGS  -- (CONTINUED)
     *48    King Pharmaceuticals, Inc. .......................  $      703
     *50    MedImmune, Inc. ..................................       1,811
     443    Merck & Co., Inc. ................................      26,838
   1,561    Pfizer, Inc. .....................................      53,305
     290    Schering-Plough Corp. ............................       5,401
      14    Sigma-Aldrich Corp. ..............................         760
     *21    Watson Pharmaceuticals, Inc. .....................         856
     263    Wyeth.............................................      11,961
                                                                ----------
                                                                   165,848
                                                                ----------
            EDUCATION -- 0.1%
     *35    Apollo Group, Inc. ...............................       2,137
                                                                ----------
            ELECTRICAL EQUIPMENT -- 0.7%
     *93    Agilent Technologies, Inc. .......................       1,820
      26    Allergan, Inc. ...................................       1,984
      41    Applera Corp. -- Applied Biosystems Group.........         787
      30    Danaher Corp. ....................................       2,053
     *38    KLA-Tencor Corp. .................................       1,751
      *9    Millipore Corp. ..................................         419
      25    PerkinElmer, Inc. ................................         345
      37    Rockwell Automation, Inc. ........................         873
     *17    Tektronix, Inc. ..................................         361
     *37    Teradyne, Inc., ADR...............................         633
     *32    Thermo Electron Corp. ............................         671
     *25    Waters Corp. .....................................         717
                                                                ----------
                                                                    12,414
                                                                ----------
            ELECTRONICS -- 6.5%
     *68    Advanced Micro Devices, Inc. .....................         438
     *76    Altera Corp. .....................................       1,241
     *39    American Power Conversion Corp. ..................         606
     *72    Analog Devices, Inc. .............................       2,511
     *60    Applied Micro Circuits Corp. .....................         364
     *55    Broadcom Corp., Class A...........................       1,378
      18    Cooper Industries Ltd. ...........................         760
      83    Emerson Electric Co. .............................       4,252
   1,975    General Electric Co. .............................      56,656
   1,292    Intel Corp. ......................................      26,852
    *283    JDS Uniphase Corp. ...............................         992
     *74    LSI Logic Corp. ..................................         522
      62    Linear Technology Corp. ..........................       1,991
      64    Maxim Integrated Products, Inc. ..................       2,192
      15    Maytag Corp. .....................................         376
   *+120    Micron Technology, Inc. ..........................       1,398
      38    Molex, Inc. ......................................       1,019
     *36    National Semiconductor Corp. .....................         711
     *30    Novellus Systems, Inc. ...........................       1,084
     *31    Nvidia Corp. .....................................         723
     *34    PMC-Sierra, Inc. .................................         393
     *16    Power-One, Inc. ..................................         117
     *19    QLogic Corp. .....................................         894
    *101    Sanmina-SCI Corp. ................................         636
     342    Texas Instruments, Inc. ..........................       6,016
     *11    Thomas & Betts Corp. .............................         165
      14    Whirlpool Corp. ..................................         863
     *67    Xilinx, Inc. .....................................       1,686
                                                                ----------
                                                                   116,836
                                                                ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS  -- (CONTINUED)
            ENERGY & SERVICES -- 5.5%
      18    Amerada Hess Corp. ...............................  $      875
      49    Anadarko Petroleum Corp. .........................       2,194
      32    Apache Corp. .....................................       2,076
      13    Ashland, Inc. ....................................         409
     *31    BJ Services Co. ..................................       1,166
      40    Burlington Resources, Inc. .......................       2,148
     211    ChevronTexaco Corp. ..............................      15,246
     134    ConocoPhillips....................................       7,352
      46    Devon Energy Corp. ...............................       2,435
      23    EOG Resources, Inc. ..............................         950
   1,321    Exxon Mobil Corp. ................................      47,421
      20    Kerr-McGee Corp. .................................         893
      61    Marathon Oil Corp. ...............................       1,615
     *29    Nabors Industries Ltd. ...........................       1,136
     *26    Noble Corp. ......................................         906
      75    Occidental Petroleum Corp. .......................       2,514
     *19    Rowan Cos., Inc. .................................         417
     115    Schlumberger Ltd. ................................       5,474
      15    Sunoco, Inc. .....................................         573
     *63    Transocean, Inc. .................................       1,387
      51    Unocal Corp. .....................................       1,463
                                                                ----------
                                                                    98,650
                                                                ----------
            FINANCIAL SERVICES -- 2.1%
      20    Bear Stearns Cos., Inc. (The).....................       1,418
     267    Charles Schwab Corp. (The)........................       2,693
      21    Federated Investors, Inc., Class B................         587
      50    Franklin Resources, Inc. .........................       1,958
      93    Goldman Sachs Group, Inc. (The)...................       7,772
     *47    Janus Capital Group, Inc. ........................         776
      48    Lehman Brothers Holdings, Inc. ...................       3,190
     184    Merrill Lynch & Co., Inc. ........................       8,585
     215    Morgan Stanley Dean Witter & Co. .................       9,187
      24    T Rowe Price Group, Inc. .........................         906
                                                                ----------
                                                                    37,072
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 5.1%
     400    Altria Group, Inc. ...............................      18,194
     165    Anheuser-Busch Cos., Inc. ........................       8,426
     127    Archer-Daniels-Midland Co. .......................       1,639
      81    Campbell Soup Co. ................................       1,990
     487    Coca-Cola Co. (The)...............................      22,604
      89    Coca-Cola Enterprises, Inc. ......................       1,622
     106    ConAgra Foods, Inc. ..............................       2,504
       7    Coors (Adolph) Co., Class B.......................         349
      73    General Mills, Inc. ..............................       3,465
      69    Heinz (H.J.) Co. .................................       2,291
     *21    Hercules, Inc. ...................................         212
      26    Hershey Foods Corp. ..............................       1,808
      80    Kellogg Co. ......................................       2,761
      27    McCormick & Co., Inc. ............................         745
      54    Pepsi Bottling Group, Inc. (The)..................       1,085
     340    PepsiCo., Inc. ...................................      15,115
      17    Reynolds (R.J.) Tobacco Holdings, Inc. ...........         614
     154    Sara Lee Corp. ...................................       2,890
     *33    UST, Inc. ........................................       1,158
      45    Wrigley, (Wm.) Jr. Co. ...........................       2,505
                                                                ----------
                                                                    91,977
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            FOREST & PAPER PRODUCTS -- 0.8%
      11    Bemis Co., Inc. ..................................  $      495
      11    Boise Cascade Corp. ..............................         275
      49    Georgia-Pacific Corp. ............................         937
      95    International Paper Co. ..........................       3,381
     101    Kimberly-Clark Corp. .............................       5,242
     *20    Louisiana-Pacific Corp. ..........................         220
      40    MeadWestvaco Corp. ...............................         977
     *32    Pactiv Corp. .....................................         622
      11    Temple-Inland, Inc. ..............................         458
      43    Weyerhaeuser Co. .................................       2,336
                                                                ----------
                                                                    14,943
                                                                ----------
            HEALTH SERVICES -- 0.3%
     101    HCA, Inc. ........................................       3,242
      47    Health Management Associates, Inc., Class A.......         871
     *18    Manor Care, Inc. .................................         444
     *92    Tenet Healthcare Corp. ...........................       1,074
                                                                ----------
                                                                     5,631
                                                                ----------
            HOTELS & GAMING -- 0.2%
      74    Hilton Hotels Corp. ..............................         952
      46    Marriott International, Inc., Class A.............       1,760
     *40    Starwood Hotels & Resorts Worldwide, Inc..........       1,132
                                                                ----------
                                                                     3,844
                                                                ----------
            INSURANCE -- 5.4%
     104    AFLAC, Inc. ......................................       3,196
      54    Ace Ltd. .........................................       1,855
     *31    Aetna, Inc. ......................................       1,850
     144    Allstate Corp. (The)..............................       5,127
      22    Ambac Financial Group, Inc. ......................       1,438
     533    American International Group, Inc. ...............      29,402
     *27    Anthem, Inc. .....................................       2,106
      62    Aon Corp. ........................................       1,487
      28    CIGNA Corp. ......................................       1,333
      38    Chubb Corp. (The).................................       2,260
      33    Cincinnati Financial Corp. .......................       1,218
     *32    Humana, Inc. .....................................         482
      29    Jefferson-Pilot Corp. ............................       1,206
     *57    John Hancock Financial Services, Inc. ............       1,755
      36    Lincoln National Corp. ...........................       1,281
      38    Loews Corp. ......................................       1,792
      29    MBIA, Inc. .......................................       1,430
      20    MGIC Investment Corp. ............................         940
     106    Marsh & McLennan Cos., Inc. ......................       5,404
    *154    MetLife, Inc. ....................................       4,356
     *66    Principal Financial Group (The)...................       2,135
      45    Progressive Corp. (The)...........................       3,254
    *111    Prudential Financial, Inc. .......................       3,745
      28    SAFECO Corp. .....................................         999
      46    St. Paul Cos., Inc. (The).........................       1,697
      24    Torchmark Corp. ..................................         877
     206    Travelers Property Casualty Corp., Class B........       3,242
     117    UnitedHealth Group, Inc. .........................       5,887
      58    UnumProvident Corp. ..............................         781
     *29    Wellpoint Health Networks, Inc. ..................       2,422
      28    XL Capital Ltd., Class A..........................       2,316
                                                                ----------
                                                                    97,273
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS  -- (CONTINUED)
            MACHINERY -- 1.5%
     *14    American Standard Cos., Inc. .....................  $    1,050
    *328    Applied Materials, Inc. ..........................       5,196
      67    Baker Hughes, Inc. ...............................       2,235
      15    Black & Decker Corp. (The)........................         664
      68    Caterpillar, Inc. ................................       3,788
       8    Cummins, Inc. ....................................         292
      47    Deere & Co. ......................................       2,160
      40    Dover Corp. ......................................       1,198
      15    Eaton Corp. ......................................       1,158
      34    Ingersoll Rand Co. ...............................       1,587
      24    Pall Corp. .......................................         549
      23    Parker-Hannifin Corp. ............................         979
      17    Stanley Works (The)...............................         463
      92    United Technologies Corp. ........................       6,550
                                                                ----------
                                                                    27,869
                                                                ----------
            MEDIA & ENTERTAINMENT -- 3.2%
     *13    American Greetings Corp. .........................         256
     121    Clear Channel Communications, Inc. ...............       5,146
    *445    Comcast Corp., Class A............................      13,423
      22    Donnelly (R.R.) & Sons Co. .......................         581
      16    Dow Jones & Co., Inc. ............................         693
      53    Gannett Co., Inc. ................................       4,079
      22    Harrah's Entertainment, Inc. .....................         870
      16    Knight-Ridder, Inc. ..............................       1,107
      38    McGraw-Hill Cos., Inc. (The)......................       2,340
      10    Meredith Corp. ...................................         434
      30    New York Times Co. (The), Class A.................       1,359
      61    Tribune Co. ......................................       2,950
    *+45    Univision Communications, Inc. ...................       1,377
    *347    Viacom, Inc., Class B.............................      15,157
    *404    Walt Disney Co. (The).............................       7,975
                                                                ----------
                                                                    57,747
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.5%
      10    Bard (C.R.), Inc. ................................         732
      10    Bausch & Lomb, Inc. ..............................         393
    *118    Baxter International, Inc. .......................       3,070
      50    Becton, Dickinson & Co. ..........................       1,955
      51    Biomet, Inc. .....................................       1,461
     *81    Boston Scientific Corp. ..........................       4,952
      61    Guidant Corp. ....................................       2,716
     587    Johnson & Johnson.................................      30,338
     241    Medtronic, Inc. ..................................      11,567
     *36    St. Jude Medical, Inc. ...........................       2,044
     *39    Stryker Corp. ....................................       2,726
     *39    Zimmer Holdings, Inc. ............................       1,745
                                                                ----------
                                                                    63,699
                                                                ----------
            METALS, MINERALS & MINING -- 1.3%
     167    Alcoa, Inc. ......................................       4,262
      16    Allegheny Technologies, Inc. .....................         106
      11    Ball Corp. .......................................         514
      12    Crane Co. ........................................         267
      25    Engelhard Corp. ..................................         617
      29    Fortune Brands, Inc. .............................       1,500
      29    Freeport-McMoRan Copper & Gold, Inc., Class B.....         706
      61    Illinois Tool Works, Inc. ........................       4,000
      89    Lockheed Martin Corp. ............................       4,233

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            METALS, MINERALS & MINING -- (CONTINUED)
      94    Masco Corp. ......................................  $    2,248
      79    Newmont Mining Corp. .............................       2,579
      15    Nucor Corp. ......................................         752
     *18    Phelps Dodge Corp. ...............................         672
      11    Snap-On, Inc. ....................................         331
      20    United States Steel Corp. ........................         334
      20    Vulcan Materials Co. .............................         739
      17    Worthington Industries, Inc. .....................         224
                                                                ----------
                                                                    24,084
                                                                ----------
            REAL ESTATE INVESTMENT TRUST -- 0.4%
      18    Apartment Investment & Management Co., Class A....         637
      80    Equity Office Properties Trust....................       2,150
      54    Equity Residential Properties Trust...............       1,396
      36    Plum Creek Timber Co., Inc. ......................         939
      37    Simon Property Group, Inc. .......................       1,460
                                                                ----------
                                                                     6,582
                                                                ----------
            RESEARCH & TESTING FACILITIES -- 0.2%
      52    Monsanto Co. .....................................       1,119
      29    Moody's Corp. ....................................       1,546
     *21    Quest Diagnostics, Inc. ..........................       1,333
     *23    Quintiles Transnational Corp. ....................         332
                                                                ----------
                                                                     4,330
                                                                ----------
            RETAIL -- 7.7%
      73    Albertson's, Inc. ................................       1,394
     *18    AutoZone, Inc. ...................................       1,344
     *56    AutoNation, Inc. .................................         876
     *58    Bed Bath & Beyond, Inc. ..........................       2,267
     *64    Best Buy Co., Inc. ...............................       2,795
     *23    Big Lots, Inc. ...................................         348
      78    CVS Corp. ........................................       2,183
      41    Circuit City Stores, Inc. ........................         360
     *90    Costco Wholesale Corp. ...........................       3,299
      33    Darden Restaurants, Inc. .........................         632
      17    Dillard's, Inc., Class A..........................         226
      66    Dollar General Corp. .............................       1,204
      34    Family Dollar Stores, Inc. .......................       1,297
      37    Federated Department Stores, Inc. ................       1,363
     176    Gap, Inc. (The)...................................       3,301
     454    Home Depot, Inc. (The)............................      15,043
     *67    Kohl's Corp. .....................................       3,440
    *149    Kroger Co. (The)..................................       2,489
     103    Limited Brands, Inc. .............................       1,600
     154    Lowe's Cos., Inc. ................................       6,622
      57    May Department Stores Co. (The)...................       1,270
    *252    McDonald's Corp. .................................       5,548
      27    Nordstrom, Inc. ..................................         520
     *61    Office Depot, Inc. ...............................         887
      53    Penney (J.C.) Co., Inc. ..........................         896
     *33    RadioShack Corp. .................................         877
      61    Sears, Roebuck and Co. ...........................       2,043
      29    Sherwin-Williams Co. (The)........................         781
     *96    Staples, Inc. ....................................       1,766
     *77    Starbucks Corp. ..................................       1,893
     101    TJX Cos., Inc. (The)..............................       1,902
     180    Target Corp. .....................................       6,810

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS  -- (CONTINUED)
            RETAIL  -- (CONTINUED)
     *42    Toys R Us, Inc. ..................................  $      507
     866    Wal-Mart Stores, Inc. ............................      46,462
     203    Walgreen Co. .....................................       6,097
      22    Wendy's International, Inc. ......................         652
     +28    Winn-Dixie Stores, Inc............................         341
     *58    Yum! Brands, Inc. ................................       1,707
     *63    eBay, Inc. .......................................       6,532
                                                                ----------
                                                                   139,574
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 0.3%
      14    Cooper Tire & Rubber Co. .........................         254
     +35    Goodyear Tire & Rubber Co. (The)..................         183
      52    NIKE, Inc., Class B...............................       2,793
      12    Reebok International Ltd. ........................         393
     *17    Sealed Air Corp. .................................         793
      11    Tupperware Corp. .................................         165
                                                                ----------
                                                                     4,581
                                                                ----------
            SOFTWARE & SERVICES -- 6.9%
    *889    AOL Time Warner, Inc. ............................      14,301
      46    Adobe Systems, Inc. ..............................       1,469
      22    Autodesk, Inc. ...................................         354
     118    Automatic Data Processing, Inc. ..................       4,003
     *46    BMC Software, Inc. ...............................         752
     *33    Citrix Systems, Inc. .............................         667
     114    Computer Associates International, Inc. ..........       2,547
     *37    Computer Sciences Corp. ..........................       1,411
     *75    Compuware Corp. ..................................         431
      11    Deluxe Corp. .....................................         490
     *29    Electronic Arts, Inc. ............................       2,124
      95    Electronic Data Systems Corp. ....................       2,029
     148    First Data Corp. .................................       6,129
     *38    Fiserv, Inc. .....................................       1,359
      48    IMS Health, Inc. .................................         864
     *41    Intuit, Inc. .....................................       1,808
     *17    Mercury Interactive Corp. ........................         653
   2,122    Microsoft Corp. ..................................      54,347
     *19    NCR Corp. ........................................         482
     *72    Novell, Inc. .....................................         221
  *1,037    Oracle Corp. .....................................      12,459
     *52    Parametric Technology Corp. ......................         160
     *63    PeopleSoft, Inc. .................................       1,101
     *97    Siebel Systems, Inc. .............................         923
    *638    Sun Microsystems, Inc. ...........................       2,936
     *56    SunGard Data Systems, Inc. .......................       1,456
     *29    Symantec Corp. ...................................       1,281
     *65    Unisys Corp. .....................................         796
     *82    VERITAS Software Corp. ...........................       2,351
   *+119    Yahoo!, Inc. .....................................       3,906
                                                                ----------
                                                                   123,810
                                                                ----------
            TRANSPORTATION -- 3.7%
     166    Boeing Co. (The)..................................       5,705
     *18    Brunswick Corp. ..................................         445
      74    Burlington Northern Santa Fe Corp. ...............       2,094
      42    CSX Corp. ........................................       1,270
     124    Carnival Corp. ...................................       4,038
      29    Dana Corp. .......................................         335
     111    Delphi Corp. .....................................         956

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            TRANSPORTATION  -- (CONTINUED)
      24    Delta Air Lines, Inc. ............................  $      358
      59    FedEx Corp. ......................................       3,657
     362    Ford Motor Co. ...................................       3,977
      39    General Dynamics Corp. ...........................       2,831
     111    General Motors Corp. .............................       3,992
      34    Genuine Parts Co. ................................       1,101
      23    Goodrich Corp. ...................................         486
      60    Harley-Davidson, Inc. ............................       2,384
     170    Honeywell International, Inc. ....................       4,553
      18    ITT Industries, Inc. .............................       1,184
     *13    Navistar International Corp. .....................         438
      77    Norfolk Southern Corp. ...........................       1,479
      36    Northrop Grumman Corp. ...........................       3,118
      23    PACCAR, Inc. .....................................       1,549
      28    Sabre Holdings Corp. .............................         698
     154    Southwest Airlines Co. ...........................       2,648
      27    Textron, Inc. ....................................       1,041
      50    Union Pacific Corp. ..............................       2,913
     222    United Parcel Service, Inc. ......................      14,167
                                                                ----------
                                                                    67,417
                                                                ----------
            UTILITIES -- 3.2%
    *121    AES Corp. (The)...................................         769
    *+24    Allegheny Energy, Inc. ...........................         206
     *41    Allied Waste North America, Inc...................         416
      32    Ameren Corp. .....................................       1,404
      78    American Electric Power Co., Inc. ................       2,328
      29    CMS Energy Corp. .................................         232
    *+75    Calpine Corp. ....................................         498
      60    Centerpoint Energy, Inc. .........................         488
      35    Cinergy Corp. ....................................       1,281
      44    Consolidated Edison, Inc. ........................       1,910
      33    Constellation Energy Group, Inc. .................       1,121
      33    DTE Energy Co. ...................................       1,286
     +61    Dominion Resources, Inc. .........................       3,949
     178    Duke Energy Corp. ................................       3,553
     *74    Dynegy Inc., Class A..............................         310
     *64    Edison International..............................       1,057
     118    El Paso Electric Co. .............................         957
      45    Entergy Corp. ....................................       2,354
      64    Exelon Corp. .....................................       3,832
      36    FPL Group, Inc. ..................................       2,419
      59    FirstEnergy Corp. ................................       2,261
      31    KeySpan Corp. ....................................       1,102
     *24    Kinder Morgan, Inc. ..............................       1,323
      80    Mirant Corp. .....................................         232
       9    NICOR, Inc. ......................................         321
      52    NiSource, Inc. ...................................         986
     *81    PG&E Corp. .......................................       1,712
      33    PPL Corp. ........................................       1,433
       7    People's Energy Corp. ............................         305
      18    Pinnacle West Capital Corp. ......................         677
      48    Progress Energy, Inc. ............................       2,089
      45    Public Service Enterprise Group, Inc. ............       1,889
      41    Sempra Energy.....................................       1,168
     143    Southern Co. (The)................................       4,444
     +35    TECO Energy, Inc. ................................         418
      64    TXU Corp. ........................................       1,428
    *117    Waste Management, Inc. ...........................       2,816

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS  -- (CONTINUED)
            UTILITIES  -- (CONTINUED)
     102    Williams Cos., Inc. (The).........................  $      808
     *79    Xcel Energy, Inc. ................................       1,187
                                                                ----------
                                                                    56,969
                                                                ----------
            Total common stocks...............................  $1,775,543
                                                                ==========
SHORT-TERM SECURITIES -- 1.9%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.5%
   9,894    Boston Global Investment Trust....................  $    9,894
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.3%
 $14,327    Joint Repurchase Agreement (See Note 2(d))
              1.05% due 07/01/03..............................      14,327
   8,621    Joint Repurchase Agreement (See Note 2(d))
              1.08% due 07/01/03..............................       8,621
                                                                ----------
                                                                    22,948
                                                                ----------
            U.S. TREASURY BILLS -- 0.1%
   1,525    0.80% due 09/18/03................................       1,522
      25    0.81% due 09/18/03................................          25
     100    0.82% due 09/18/03................................         100
     100    0.85% due 09/18/03................................         100
     100    1.04% due 09/18/03................................         100
                                                                ----------
                                                                     1,847
                                                                ----------
            Total short-term securities.......................  $   34,689
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $1,867,052)..........................   98.5%  $1,775,543
Total short-term securities (cost
  $34,689).............................    1.9       34,689
                                         -----   ----------
Total investment in securities (total
  cost $1,901,741) -- including $9,486
  of securities loaned (See Note
  2(i))................................  100.4    1,810,232
Cash, receivables and other assets.....    0.2        3,044
Payable for Fund shares redeemed.......   (0.0)         (12)
Securities lending collateral payable
  to brokers (See Note 2(i))...........   (0.6)      (9,894)
Payable for accounting services........   (0.0)          (1)
Other liabilities......................   (0.0)         (62)
                                         -----   ----------
Net assets.............................  100.0%  $1,803,307
                                         =====   ==========

                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF NET ASSETS:
Capital stock, par value $0.001 per share;
  4,000,000 shares authorized; 68,944 shares
  outstanding..................................  $       69
Paid in capital................................   1,879,967
Accumulated net investment income..............      14,268
Accumulated net realized gain on investments...         770
Unrealized depreciation on investments.........     (91,509)
Unrealized depreciation on futures
  contracts ++.................................        (258)
                                                 ----------
Net assets.....................................  $1,803,307
                                                 ==========


Class IA
  Net asset value per share ($1,681,438 / 64,267
    shares outstanding) (3,500,000 shares
    authorized)...................................  $26.16
                                                    ======
Class IB
  Net asset value per share ($121,869 / 4,677
    shares outstanding) (500,000 shares
    authorized)...................................  $26.06
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003. (See
       Note 2(i)).

   ++ The fund had 110 Standard & Poor's 500 September 2003 Futures contracts open as of June 30, 2003. These contracts had a value of $26,766 as of June 30, 2003 and were collateralized by various U.S. Treasury Bills with a market value of $1,847.

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 PORTFOLIO OF INVESTMENTS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 93.6%
            CANADA -- 1.0%
     22     Molson, Inc. (Food, Beverage & Tobacco)...........  $   602
                                                                -------
            CHINA -- 0.7%
  1,014     Zhejiang Expressway Co., Ltd. (Transportation)....      419
                                                                -------
            FINLAND -- 0.5%
     21     Nokia Oyj (Communications)........................      343
                                                                -------
            FRANCE -- 25.5%
     85     AXA (Financial Services)..........................    1,313
   +374     Alcatel S.A. (Communications).....................    3,371
    +63     Altran Technologies S.A. (Business Services)......      556
     11     Aventis S.A. (Drugs)..............................      627
     19     BNP Paribas S.A. (Banks)..........................      976
    +23     Club Mediterranee S.A. (Consumer Services)........      739
     20     Essilor International S.A. (Retail)...............      818
      3     Hermes International (Apparel & Textile)..........      437
     12     Renault S.A. (Transportation).....................      634
     17     Rodriguez Group (Construction)....................      939
     12     TotalFinaElf S.A., B Shares (Energy & Services)...    1,753
    +12     Unibail Holding (Real Estate).....................      881
     77     Vivendi S.A. (Media & Entertainment)..............    1,400
   *224     Wanadoo (Communications)..........................    1,497
                                                                -------
                                                                 15,941
                                                                -------
            GERMANY -- 12.9%
     12     Allianz AG (Insurance)............................      956
    +41     BMW AG (Transportation)...........................    1,562
    +21     Deutsche Bank AG (Banks)..........................    1,375
    162     Deutsche Telekom AG (Communications)..............    2,472
      2     Porsche AG (Transportation).......................      632
     15     Wella AG (Consumer Durables)......................    1,089
                                                                -------
                                                                  8,086
                                                                -------
            HONG KONG -- 1.2%
    492     Cnooc Ltd. (Energy & Services)....................      726
                                                                -------
            INDIA -- 1.7%
     64     Ranbaxy Laboratories GDR (Drugs)..................    1,084
                                                                -------
            IRELAND -- 2.1%
    *29     Ryanair Holdings PLC, ADR (Transportation)........    1,302
                                                                -------
            ISRAEL -- 1.9%
    +21     Teva Pharmaceutical Industries Ltd., ADR
              (Drugs).........................................    1,218
                                                                -------
            ITALY -- 1.4%
    183     UniCredito Italiano S.p.A. (Financial Services)...      873
                                                                -------
            JAPAN -- 9.9%
     27     Fanuc Ltd. (Electronics)..........................    1,353
     22     Shin-Etsu Chemical Co., Ltd. (Chemicals)..........      751
     38     Shionogi & Co., Ltd. (Drugs)......................      515
     52     Sony Corp. (Electronics)..........................    1,464
* @@ --     Yahoo Japan Corp. (Software & Services)...........    2,095
                                                                -------
                                                                  6,178
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            NETHERLANDS -- 0.0%
  @@ --     ING Group N.V. (Insurance)........................  $    --
                                                                -------
            NORWAY -- 1.0%
   *126     Tandberg ASA (Communications).....................      654
                                                                -------
            RUSSIA -- 2.4%
     44     JSC Mining and Smelting Co., ADR (Metals, Minerals
              & Mining).......................................    1,488
                                                                -------
            SOUTH KOREA -- 2.9%
   @ 12     Samsung Electronics Co. Ltd., GDR (Electronics)...    1,815
                                                                -------
            SPAIN -- 0.8%
     56     Promotora de Informaciones S.A. (Media &
              Entertainment)..................................      512
                                                                -------
            SWITZERLAND -- 4.4%
     52     Credit Suisse Group (Banks).......................    1,366
   *+20     Logitech International S.A. (Computers & Office
              Equipment)......................................      756
      1     Serono S.A., Class B (Drugs)......................      608
                                                                -------
                                                                  2,730
                                                                -------
            THAILAND -- 1.8%
   *606     Siam Commercial Bank (Banks)......................      519
   *636     Thai Farmers Bank- Foreign (Banks)................      594
                                                                -------
                                                                  1,113
                                                                -------
            UNITED KINGDOM -- 18.3%
     12     AstraZeneca PLC (Drugs)...........................      489
   *352     British Airways PLC (Transportation)..............      880
    104     Bunzl PLC (Consumer Services).....................      727
    206     Burberry Group PLC (Apparel & Textile)............      844
    246     Compass Group PLC (Food, Beverage & Tobacco)......    1,324
    127     Imperial Tobacco Group PLC (Food, Beverage &
              Tobacco)........................................    2,261
    313     Kingfisher PLC (Retail)...........................    1,431
   *213     Lastminute.com PLC (Communications)...............      614
     31     Royal Bank of Scotland Group PLC (Banks)..........      872
 *1,018     Vodafone Group PLC (Communications)...............    1,990
                                                                -------
                                                                 11,432
                                                                -------
            UNITED STATES OF AMERICA -- 3.2%
    +46     Bunge Ltd. (Food, Beverage & Tobacco).............    1,301
    420     Techtronic Industries Co. (Electronics)...........      730
                                                                -------
                                                                  2,031
                                                                -------
            Total common stocks (cost $51,607)................  $58,547
                                                                -------
SHORT-TERM SECURITIES -- 15.7%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 13.3%
  8,317     State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 8,317

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
            REPURCHASE AGREEMENT -- 2.4%
 $1,501     Joint Repurchase Agreement (See Note 2(d))
            1.10% due 07/01/03................................  $ 1,501
                                                                -------
            Total short-term securities (cost $9,818).........    9,818
                                                                -------

INVESTMENT IN SECURITIES AT VALUE (TOTAL COST
  $64,425) -- 109.0%................................    68,365
OTHER ASSETS, LESS LIABILITIES -- (9.0)%............    (5,820)
                                                       -------
NET ASSETS -- 100.0%................................   $62,545
                                                       =======

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
  $64,425) -- including $7,960 of securities loaned
  (See Note 2(i)) -- see accompanying portfolio.....   $68,365
Receivable for securities sold......................     3,428
Receivable for Fund shares sold.....................       285
Receivable for dividends and interest...............       150
Cash and other assets...............................        10
                                                       -------
Total assets........................................    72,238
                                                       -------
LIABILITIES
Payable for securities purchased....................     1,376
Securities lending collateral payable to brokers
  (See Note 2(i))...................................     8,317
                                                       -------
Total liabilities...................................     9,693
                                                       -------
Net assets..........................................   $62,545
                                                       =======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003. (See
       Note 2(i))

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $1,815 or 2.9% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market values round to zero.

                                                       MARKET
                                                        VALUE
                                                       -------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 7,338 shares outstanding.......   $     7
Paid in capital.....................................    58,163
Accumulated net investment income...................       326
Accumulated net realized loss on investments........    (2,874)
Unrealized appreciation on investments..............     6,940
Unrealized depreciation on forward foreign currency
  contracts (See Note 2(g)) @@@.....................        (2)
Unrealized depreciation on other assets and
  liabilities in foreign currencies.................       (15)
                                                       -------
Net assets..........................................   $62,545
                                                       =======

Class IA
  Net asset value per share ($33,941 / 3,977
    shares outstanding) (600,000 shares
    authorized)...................................   $8.53
                                                     =====
Class IB
  Net asset value per share ($28,604 / 3,361
    shares outstanding) (200,000 shares
    authorized)...................................   $8.51
                                                     =====

DIVERSIFICATION BY INDUSTRY
Apparel & Textile............................    2.0%  $  1281
Banks........................................    9.1     5,702
Business Services............................    0.9       556
Chemicals....................................    1.2       751
Communications...............................   17.5    10,941
Computers & Office Equipment.................    1.2       756
Construction.................................    1.5       939
Consumer Durables............................    1.7     1,089
Consumer Services............................    2.3     1,466
Drugs........................................    7.3     4,541
Electronics..................................    8.6     5,362
Energy & Services............................    4.0     2,479
Financial Services...........................    3.5     2,186
Food, Beverage & Tobacco.....................    8.8     5,488
Insurance....................................    1.5       956
Media & Entertainment........................    3.1     1,912
Metals, Minerals & Mining....................    2.4     1,488
Real Estate..................................    1.4       881
Retail.......................................    3.6     2,249
Software & Services..........................    3.3     2,095
Transportation...............................    8.7     5,429
                                               -----   -------
  Total common stocks........................   93.6%  $58,547
                                               =====   =======

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2003

                                                                                UNREALIZED
                             MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                  ------         --------         --------         --------------
British Pound (Sell)         $ 514            $513           7/2/2003              $(1)
EURO (Sell)                    986             983           7/1/2003               (3)
EURO (Sell)                  1,121             111           7/2/2003               (6)
Norwegian Krone (Buy)          626             623           7/2/2003                3
Thailand Bahts (Sell)          579             584           7/2/2003                5
                                                                                   ---
                                                                                   $(2)
                                                                                   ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 95.4%
            AUSTRALIA -- 0.6%
    +550    News Corp. Ltd. (The) (Media & Entertainment).....  $  4,132
                                                                --------
            AUSTRIA -- 1.0%
 * @ 627    Telekom Austria AG (Communications)...............     7,109
                                                                --------
            BELGIUM -- 0.7%
    +300    Fortis (Financial Services).......................     5,167
                                                                --------
            CANADA -- 5.0%
    +413    Abitibi-Consolidated, Inc. (Forest & Paper
              Products).......................................     2,611
     153    Canadian Imperial Bank of Commerce (Banks)........     6,081
     196    Canadian National Railway Co. (Transportation)....     9,435
    *430    National Bank of Canada (Banks)...................    11,653
   *+124    Talisman Energy, Inc. (Energy & Services).........     5,599
                                                                --------
                                                                  35,379
                                                                --------
            CHINA -- 0.3%
  10,000    China Petroleum & Chemical Corp., H Shares (Energy
              & Services).....................................     2,398
                                                                --------
            FINLAND -- 0.7%
     311    Nokia Oyj (Communications)........................     5,123
                                                                --------
            FRANCE -- 14.1%
     315    AXA (Financial Services)..........................     4,891
    +516    Alcatel S.A. (Communications).....................     4,647
    *385    Aventis S.A. (Drugs)..............................    21,178
    +138    BNP Paribas S.A. (Banks)..........................     6,991
   *+129    Carrefour S.A. (Retail)...........................     6,310
    +134    Essilor International S.A. (Retail)...............     5,398
    +343    France Telecom S.A. (Communications)..............     8,414
    *154    Lafarge Rights (Construction).....................       416
    +159    Lafarge S.A. (Construction).......................     9,285
     118    Schneider Electric S.A. (Electrical Equipment)....     5,543
     108    TotalFinaElf S.A., B Shares (Energy & Services)...    16,320
    +609    Vivendi S.A. (Media & Entertainment)..............    11,089
                                                                --------
                                                                 100,482
                                                                --------
            GERMANY -- 5.0%
     147    BMW AG (Transportation)...........................     5,636
     232    DaimlerChrysler AG (Transportation)...............     8,039
     732    Deutsche Telekom AG (Communications)..............    11,173
    +373    Infineon Technologies (Computers & Office
              Equipment)......................................     3,588
    +136    Veba AG (Utilities)...............................     6,967
                                                                --------
                                                                  35,403
                                                                --------
            HONG KONG -- 0.6%
  +3,019    Cathay Pacific Airways Ltd. (Transportation)......     4,065
                                                                --------
            IRELAND -- 0.7%
    *748    Ryanair Holdings PLC (Transportation).............     5,183
                                                                --------
            ITALY -- 1.3%
  +2,000    UniCredito Italiano S.p.A. (Financial Services)...     9,533
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            JAPAN -- 14.0%
  +1,423    Asahi Glass Co. (Construction)....................  $  8,846
     *95    Canon, Inc. (Computers & Office Equipment)........     4,359
     436    Dai Nippon Printing Co., Ltd. (Business
              Services).......................................     4,611
     220    Fuji Photo Film Co., Ltd. (Consumer
              Non-Durables)...................................     6,358
    +209    Fujisawa Pharmaceutical Co., Ltd. (Drugs).........     3,923
     197    Honda Motor Co. Ltd. (Transportation).............     7,446
      77    Hoya Corp. (Medical Instruments & Supplies).......     5,283
    +232    Kao Corp. (Consumer Non-Durables).................     4,318
       3    NTT DoCoMo, Inc. (Communications).................     7,555
      54    Nintendo Co., Ltd. (Consumer Non-Durables)........     3,890
     482    Nomura Securities (Insurance).....................     6,142
      *6    SKY Perfect Communications, Inc.
              (Communications)................................     4,400
      91    Secom Co., Ltd. (Electronics).....................     2,653
     182    Shin-Etsu Chemical Co., Ltd. (Chemicals)..........     6,220
    +438    Shionogi & Co., Ltd. (Drugs)......................     5,935
     163    Sony Corp., ADR (Communications)..................     4,553
     187    Takeda Chemical Industries Ltd. (Medical
              Instruments & Supplies).........................     6,914
   1,338    Tokyo Gas Co., Ltd. (Energy & Services)...........     3,844
 * @@ --    Yahoo Japan Corp. (Software & Services)...........     2,257
                                                                --------
                                                                  99,507
                                                                --------
            MALAYSIA -- 0.7%
   2,031    Resort World Berhad (Hotels & Gaming).............     5,238
                                                                --------
            MEXICO -- 1.2%
     241    America Movil SA de C.V., ADR (Communications)....     4,521
     120    Grupo Televisa S.A., ADR (Utilities)..............     4,154
                                                                --------
                                                                   8,675
                                                                --------
            NETHERLANDS -- 10.5%
    *505    ASML Holding N.V. (Machinery).....................     4,799
     612    Aegon N.V. (Insurance)............................     6,131
    *233    Azko Nobel N.V. (Chemicals).......................     6,162
     723    ING Group N.V. (Insurance)........................    12,565
  *1,093    Koninklijke KPN N.V. (Communications).............     7,743
     548    Royal Dutch Petroleum Co. (Energy & Services).....    25,414
     672    TNT Post Group NV (Consumer Services).............    11,666
                                                                --------
                                                                  74,480
                                                                --------
            SINGAPORE -- 0.9%
     588    Singapore Press Holding (Media & Entertainment)...     6,110
                                                                --------
            SOUTH AFRICA -- 0.6%
    +142    AngloGold Ltd., ADR (Metals, Minerals & Mining)...     4,517
                                                                --------
            SOUTH KOREA -- 4.0%
    *840    Kia Motors Corp. (Transportation).................     6,188
    *203    Kookmin Bank (Banks)..............................     6,115

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            SOUTH KOREA -- (CONTINUED)
     *33    SK Telecom Co., Ltd. (Communications).............  $  5,636
     *36    Samsung Electronics Co., Ltd. (Electronics).......    10,577
                                                                --------
                                                                  28,516
                                                                --------
            SPAIN -- 0.7%
     192    Industria de Diseno Textil S.A. (Apparel &
              Textile)........................................     4,834
                                                                --------
            SWEDEN -- 1.4%
     457    Sparbanken Sverige AB- A Shares (Banks)...........     6,303
     531    Swedish Match AB (Consumer Non-Durables)..........     4,009
                                                                --------
                                                                  10,312
                                                                --------
            SWITZERLAND -- 5.4%
     244    Credit Suisse Group (Banks).......................     6,422
     +81    Nestle S.A. (Food, Beverage & Tobacco)............    16,783
      86    Roche Holdings AG (Drugs).........................     6,751
    +172    STMicroelectronics N.V. (Electronics).............     3,605
       9    Serono S.A., Class B (Drugs)......................     5,183
                                                                --------
                                                                  38,744
                                                                --------
            TAIWAN -- 2.3%
   2,986    Quanta Computer, Inc. (Computers & Office
              Equipment)......................................     6,169
    *535    Taiwan Semiconductor Manufacturing Co., Ltd., ADR
              (Electronics)...................................     5,393
  *2,820    Taiwan Semiconductor Manufacturing Co., Ltd.
              (Electronics)...................................     4,644
                                                                --------
                                                                  16,206
                                                                --------
            THAILAND -- 1.3%
  *5,065    Siam Commercial Bank (Banks)......................     4,338
  *5,069    Thai Farmers Bank- Foreign (Banks)................     4,733
                                                                --------
                                                                   9,071
                                                                --------
            UNITED KINGDOM -- 20.2%
     827    Amersham PLC (Medical Instruments & Supplies).....     6,202
     381    AstraZeneca PLC (Drugs)...........................    15,265
     607    Aviva PLC (Financial Services)....................     4,211
   1,720    BP PLC (Energy & Services)........................    11,929
  *2,409    British Airways PLC (Transportation)..............     6,023
   2,297    Compass Group PLC (Food, Beverage & Tobacco)......    12,384
   1,996    Dixons Group PLC (Electronics)....................     4,347
     586    GlaxoSmithKline PLC (Drugs).......................    11,816
     318    HBOS PLC (Banks)..................................     4,111
     728    HSBC Holdings PLC (Banks).........................     8,600
   1,822    Hilton Group PLC (Hotels & Gaming)................     5,532
     291    Imperial Tobacco Group PLC (Food, Beverage &
              Tobacco)........................................     5,192
    @@--    Kingfisher PLC (Retail)...........................        --
     688    Royal Bank of Scotland Group PLC (Banks)..........    19,298
  12,949    Vodafone Group PLC (Communications)...............    25,321
    *449    WWP Group PLC (Business Services).................     3,520
                                                                --------
                                                                 143,751
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            UNITED STATES OF AMERICA -- 2.2%
    *373    Accenture Ltd. (Business Services)................  $  6,740
     238    Tyco International Ltd. (Consumer Non-Durables)...     4,523
      49    XL Capital Ltd., Class A (Insurance)..............     4,100
                                                                --------
                                                                  15,363
                                                                --------
            Total common stocks...............................  $679,298
                                                                ========
SHORT-TERM SECURITIES -- 16.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 12.6%
  90,060    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 90,060
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 4.0%
 $28,138    Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 07/01/03....................................    28,138
                                                                --------
            Total short-term securities.......................  $118,198
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $641,326).........    95.4%  $679,298
Total short-term securities (cost
  $118,198).................................    16.6    118,198
                                              ------   --------
Total investment in securities (total cost
  $759,524) -- including $85,661 of
  securities loaned (See Note 2(i)).........   112.0    797,496
Cash, receivables and other assets..........     1.6     12,028
Payable for securities purchased............    (1.0)    (7,118)
Payable for Fund shares redeemed............    (0.0)        (8)
Securities lending collateral payable to
  brokers (See Note 2(i))...................   (12.6)   (90,060)
Other liabilities...........................    (0.0)      (227)
                                              ------   --------
Net assets..................................   100.0%  $712,111
                                              ======   ========

SUMMARY OF NET ASSETS:
Capital stock, par value $0.001 per share;
  2,625,000 shares authorized; 87,239 shares
  outstanding.....................................  $       87
Paid in capital...................................   1,086,458
Accumulated net investment income.................       6,988
Accumulated net realized loss on investments......    (419,410)
Unrealized appreciation on investments............      37,972
Unrealized appreciation on forward foreign
  currency contracts (See Note 2(g))@@@...........           1
Unrealized appreciation on other assets and
  liabilities in foreign currencies...............          15
                                                    ----------
Net assets........................................  $  712,111
                                                    ==========

Class IA
  Net asset value per share ($669,499 / 81,992 shares
  outstanding) (2,000,000 shares authorized)..........   $8.17
                                                         =====
Class IB
  Net asset value per share ($42,612 / 5,247 shares
  outstanding) (625,000 shares authorized)............   $8.12
                                                         =====

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                       MARKET
                                                       VALUE
                                                      --------
DIVERSIFICATION BY INDUSTRY
Apparel & Textile............................   0.7%  $  4,834
Banks........................................  11.9     84,645
Business Services............................   2.1     14,871
Chemicals....................................   1.7     12,382
Communications...............................  13.5     96,195
Computers & Office Equipment.................   2.0     14,116
Construction.................................   2.6     18,547
Consumer Non-Durables........................   3.2     23,098
Consumer Services............................   1.6     11,666
Drugs........................................   9.8     70,051
Electrical Equipment.........................   0.8      5,543
Electronics..................................   4.4     31,219
Energy & Services............................   9.2     65,504
Financial Services...........................   3.3     23,802
Food, Beverage & Tobacco.....................   4.8     34,359
Forest & Paper Products......................   0.4      2,611
Hotels & Gaming..............................   1.5     10,770
Insurance....................................   4.1     28,938
Machinery....................................   0.7      4,799
Media & Entertainment........................   3.0     21,331
Medical Instruments & Supplies...............   2.6     18,399
Metals, Minerals & Mining....................   0.6      4,517
Retail.......................................   1.6     11,708
Software & Services..........................   0.3      2,257
Transportation...............................   7.3     52,015
Utilities....................................   1.7     11,121
                                               ----   --------
  Total common stocks........................  95.4%  $679,298
                                               ====   ========

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $7,109 or 1.0% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market values round to zero.

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Sell)            $1,020             $1,024          7/3/2003              $ 4
EURO (Sell)                        970                965          7/1/2003               (5)
Swedish Krona (Buy)              1,398              1,396          7/1/2003                2
                                                                                         ---
                                                                                         $ 1
                                                                                         ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 97.9%
            AUSTRALIA -- 0.8%
    +327    David Jones Ltd. (Retail).........................  $   289
                                                                -------
            BRAZIL -- 0.3%
      31    Cia de Concessoes Rodoviarias (Transportation)....       99
                                                                -------
            CHINA -- 0.6%
     930    Beijing Capital International Airport Co., Ltd.
              (Transportation)................................      227
                                                                -------
            DENMARK -- 2.5%
      19    Carlsberg AS (Food, Beverage & Tobacco)...........      690
       2    Kobenhavns Lufthavne AS (Transportation)..........      186
                                                                -------
                                                                    876
                                                                -------
            FINLAND -- 4.3%
      62    Elisa Communications Oyi (Communications).........      526
     +21    Pohjola Group PLC (Insurance).....................      360
      38    TietoEnator Oyj (Software & Services).............      632
                                                                -------
                                                                  1,518
                                                                -------
            FRANCE -- 13.7%
    +205    Alstom (Construction).............................      705
      25    April Group (Financial Services)..................      350
   @@ --    CEGID (Business Services).........................       18
       6    Camaieu (Apparel & Textile).......................      326
      11    Cededim S.A. (Business Services)..................      479
      +7    Eiffage (Construction)............................      630
      18    GrandVision S.A. (Investment Companies)...........      372
     +48    NRJ Group (Media & Entertainment).................      713
     *22    Remy Cointreau S.A. (Food, Beverage & Tobacco)....      684
      15    Societe BIC S.A. (Consumer Durables)..............      590
                                                                -------
                                                                  4,867
                                                                -------
            GERMANY -- 5.8%
     +33    Aixtron AG (Electrical Equipment).................      167
     +20    GFK AG (Business Services)........................      379
       6    HeidelbergCement AG (Construction)................      138
      *6    HeidelbergCement AG (Construction)................       18
     *19    Heidelberger Druckmashin AG (Machinery)...........      484
       5    Hornbach Holding AG (Retail)......................      302
      18    Jungheinrich AG (Machinery).......................      235
      +3    Krones AG (Machinery).............................      185
       5    Vossloh AG (Electrical Equipment).................      164
                                                                -------
                                                                  2,072
                                                                -------
            GREECE -- 2.4%
      25    Alpha Bank A.E. (Banks)...........................      434
     +46    STET Hellas Telecommunications S.A.
              (Communications)................................      426
                                                                -------
                                                                    860
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            HONG KONG -- 2.5%
     288    Cosco Pacific Ltd. (Consumer Services)............  $   303
     206    Hong Kong Exchanges & Clearing Ltd. (Financial
              Services).......................................      296
      69    Wing Lung Ltd. (Banks)............................      291
                                                                -------
                                                                    890
                                                                -------
            ITALY -- 4.1%
    +143    Banca Popolare di Milano SCRL (Banks).............      624
     +80    Caltagirone Editore S.p.A. (Media &
              Entertainment)..................................      505
      14    Ericsson S.p.A. (Communications)..................      338
                                                                -------
                                                                  1,467
                                                                -------
            JAPAN -- 32.3%
     +27    Alpine Electronics, Inc. (Communications).........      335
     +24    Asatsu-dk, Inc. (Business Services)...............      437
      +8    Avex, Inc. (Media & Entertainment)................      101
     +27    BML, Inc. (Research & Testing Facilities).........      326
       3    Bellsystem 24, Inc. (Business Services)...........      496
      19    Benesse Corp. (Education).........................      324
      29    C&S Co., Ltd. (Retail)............................      448
     +78    Citizen Watch Co., Ltd. (Retail)..................      419
      13    FANCL Corp. (Consumer Durables)...................      377
      30    FamilyMart Co., Ltd. (Retail).....................      538
      20    Fujimi, Inc. (Chemicals)..........................      449
      20    HOKUTO Corp. (Agriculture & Fishing)..............      292
      17    Hitachi Medical Corp. (Medical Instruments &
              Supplies).......................................      190
     +46    Ines Corp. (Software & Services)..................      333
       4    KOSE Corp. (Consumer Non-Durables)................      164
      13    Kadokawa Holdings, Inc. (Media & Entertainment)...      239
      23    Keihin Corp. (Transportation).....................      196
     +26    Kirin Beverage Corp. (Food, Beverage & Tobacco)...      391
      27    N.I.C. Corp. (Business Services)..................      245
      12    Nagaileben Co., Ltd. (Banks)......................      272
      67    Nikon Corp. (Consumer Non-Durables................      552
     +93    Nippon Shinyaku Co., Ltd. (Drugs).................      491
     +59    Nissan Motor Co., Ltd. (Transportation)...........      243
     +41    SRL, Inc. (Health Services).......................      322
     +41    Santen Pharmaceutical Co., Ltd. (Drugs)...........      389
      97    Shimadzu Corp. (Electrical Equipment).............      310
     +22    Shimano, Inc. (Retail)............................      338
      20    Shinko Electric Industries Co.,
              Ltd.(Electronics)...............................      384
     +19    TIS, Inc. (Software & Services)...................      364
      29    TSURUHA Co., Ltd. (Consumer Durables).............      443
       8    Taiyo Ink Mfg. Co., Ltd. (Chemicals)..............      258
      18    Tokyo Ohka Kogyo Co., Ltd. (Chemicals)............      264
      37    Towa Pharmaceutical Co., Ltd. (Drugs).............      595
                                                                -------
                                                                 11,525
                                                                -------
            NETHERLANDS -- 0.8%
     *19    SNT Group N.V. (Business Services)................      277
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            SINGAPORE -- 4.5%
      55    Fraser & Neave Ltd. (Food, Beverage & Tobacco)....  $   269
     580    MobileOne (Asia) Ltd. (Communications)............      441
     531    Singapore Exchange Limit (Financial Services).....      413
* @ 1,249   Singapore Post Ltd. (Consumer Services)...........      482
                                                                -------
                                                                  1,605
                                                                -------
            SOUTH KOREA -- 4.2%
      *4    Cheil Communications, Inc. (Business Services)....      419
     *14    KT&G Corp. (Food, Beverage & Tobacco).............      226
    *105    Koram Bank (Banks)................................      706
  * @@--    Nong Shim Co., Ltd. (Food, Beverage & Tobacco)....       32
      *1    Nong Shim Co., Ltd. (Food, Beverage & Tobacco)....      100
                                                                -------
                                                                  1,483
                                                                -------
            SPAIN -- 0.5%
     +39    Telefonica Publicidad e Informacion S.A.
              (Communications)................................      190
                                                                -------
            SWEDEN -- 4.0%
    @ 27    Alfa Laval AB (Business Services).................      260
      19    Autoliv, Inc. (Business Services).................      503
      45    Eniro AB (Media & Entertainment)..................      389
    *+18    Modern Times Group AB (Media & Entertainment).....      270
                                                                -------
                                                                  1,422
                                                                -------
            SWITZERLAND -- 3.0%
       7    Bachem Holding AG (Drugs).........................      321
    @@--    Lindt & Spruengli AG (Food, Beverage & Tobacco)...      251
      24    Phonak Holding AG (Medical Instruments &
              Supplies).......................................      309
       2    Swiss Life Holding (Insurance)....................      182
                                                                -------
                                                                  1,063
                                                                -------
            UNITED KINGDOM -- 11.6%
      84    Alvis PLC (Aerospace & Defense)...................      261
     *27    Cambridge Antibody Technology Group PLC (Health
              Services).......................................      230
     109    Carlton Communications PLC (Communications).......      272
      71    Croda International (Chemicals)...................      298
   * 245    EMI Group PLC (Media & Entertainment).............      493
      89    Firstgroup PLC (Transportation)...................      395
      75    Informa Group PLC (Media & Entertainment).........      288
     110    RM PLC (Software & Services)......................      178
      22    RMC Group PLC (Construction)......................      171
     230    Rolls-Royce Group PLC (Aerospace & Defense).......      486
     463    Securicor PLC (Consumer Services).................      569
     438    Shangri-La Asia Ltd. (Hotels & Gaming)............      279

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            UNITED KINGDOM -- (CONTINUED)
      34    South Staffordshire PLC (Consumer Services).......  $   258
                                                                -------
                                                                  4,178
                                                                -------
            Total common stocks...............................  $34,908
                                                                =======
SHORT-TERM SECURITIES -- 28.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 19.0%
   6,746    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 6,746
                                                                -------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 9.6%
$  3,437    Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 07/01/03....................................    3,437
                                                                -------
            Total short-term securities.......................  $10,183
                                                                =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $31,894)...........    97.9%  $34,908
Total short-term securities (cost $10,183)...    28.6    10,183
                                               ------   -------
Total investment in securities (total cost
  $42,077) -- including $6,405 of securities
  loaned (See Note 2(i)).....................   126.5    45,091
Cash, receivables and other assets...........     0.8       301
Payable for securities purchased.............    (8.2)   (2,896)
Payable for Fund shares redeeemed............    (0.2)      (80)
Securities lending collateral payable to
  brokers (See Note 2(i))....................   (18.9)   (6,746)
Other liabilities............................    (0.0)      (17)
                                               ------   -------
Net assets...................................   100.0%  $35,653
                                               ======   =======

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 800,000
  shares authorized; 3,395 shares outstanding.......   $     3
Paid in capital.....................................    33,606
Accumulated net investment income...................       347
Accumulated net realized loss on investments........    (1,331)
Unrealized appreciation on investments..............     3,014
Unrealized depreciation on forward foreign currency
  contracts (See Note 2(g)) @@@.....................        (3)
Unrealized appreciation on other assets and
  liabilities in foreign currencies.................        17
                                                       -------
Net assets..........................................   $35,653
                                                       =======

Class IA
  Net asset value per share ($24,657 / 2,345
    shares outstanding) (600,000 shares
    authorized)...................................  $10.52
                                                    ======
Class IB
  Net asset value per share ($10,996 / 1,050
    shares outstanding) (200,000 shares
    authorized)...................................  $10.48
                                                    ======

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                       MARKET
                                                        VALUE
                                                       -------
DIVERSIFICATION BY INDUSTRY
Aerospace & Defense..........................    2.1%  $   747
Agriculture & Fishing........................    0.8       292
Apparel & Textile............................    0.9       326
Banks........................................    6.5     2,327
Business Services............................    9.9     3,513
Chemicals....................................    3.6     1,269
Communications...............................    7.1     2,528
Construction.................................    4.7     1,662
Consumer Durables............................    4.0     1,410
Consumer Non-Durables........................    2.0       716
Consumer Services............................    4.5     1,612
Drugs........................................    5.0     1,796
Education....................................    0.9       324
Electrical Equipment.........................    1.8       641
Electronics..................................    1.1       384
Financial Services...........................    4.0     1,431
Food, Beverage & Tobacco.....................    7.4     2,643
Health Services..............................    1.5       552
Hotels & Gaming..............................    0.8       279
Insurance....................................    1.5       542
Machinery....................................    2.5       904
Media & Entertainment........................    8.4     2,998
Medical Instruments & Supplies...............    1.4       499
Research & Testing Facilities................    0.9       326
Retail.......................................    6.5     2,334
Software & Services..........................    4.2     1,507
Transportation...............................    3.9     1,346
                                               -----   -------
  Total common stocks........................   97.9%  $34,908
                                               =====   =======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933 . These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $742 or 2.1% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2003

                                                                                UNREALIZED
                             MARKET         CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  VALUE           AMOUNT            DATE           (DEPRECIATION)
-----------                  ------         --------         --------         --------------
Australian Dollar (Buy)       $ 12            $ 12           7/1/2003              $--
Australian Dollar (Buy)          9               9           7/2/2003               --
British Pound (Buy)            146             147           7/1/2003               (1)
British Pound (Buy)            116             116           7/2/2003               --
British Pound (Buy)             77              77           7/3/2003               --
Danish Krone (Buy)              30              30           7/1/2003               --
Danish Krone (Buy)             235             234           7/2/2003                1
EURO (Buy)                      42              41           7/1/2003                1
EURO (Buy)                     287             286           7/1/2003                1
EURO (Buy)                      10              10           7/2/2003               --
EURO (Buy)                     281             279           7/2/2003                2
Hong Kong Dollar (Buy)          41              41           7/2/2003               --
Japanese Yen (Buy)             424             428           7/1/2003               (4)
Japanese Yen (Buy)             338             339           7/2/2003               (1)
Singapore Dollar (Buy)          47              47           7/1/2003               --
Singapore Dollar (Buy)          51              53           7/2/2003               (2)
Swedish Krona (Buy)             44              44           7/1/2003               --
Swedish Krona (Buy)             44              44           7/2/2003               --
Swiss Franc (Buy)               14              14           7/1/2003               --
Swiss Franc (Buy)               31              31           7/2/2003               --
                                                                                   ---
                                                                                   $(3)
                                                                                   ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 98.3%
            APPAREL & TEXTILE -- 1.9%
   2,083    Burberry Group PLC................................  $    8,527
     226    Liz Claiborne, Inc. ..............................       7,959
    *243    Mohawk Industries, Inc. ..........................      13,516
                                                                ----------
                                                                    30,002
                                                                ----------
            BANKS -- 10.0%
     433    Astoria Financial Corp. ..........................      12,086
     586    Bank of Hawaii Corp. .............................      19,423
     535    Countrywide Credit Industries, Inc. ..............      37,206
     249    Golden West Financial Corp. ......................      19,954
     658    Hibernia Corp., Class A...........................      11,946
     834    Hudson City Bancorp, Inc. ........................      21,336
     173    M&T Bank Corp. ...................................      14,612
  *1,302    Providian Financial Corp. ........................      12,054
     316    UnionBanCal Corp. ................................      13,056
                                                                ----------
                                                                   161,673
                                                                ----------
            BUSINESS SERVICES -- 3.8%
     629    Equifax, Inc. ....................................      16,346
    *910    Lamar Advertising Co., Class A....................      32,027
     337    Manpower, Inc. ...................................      12,482
                                                                ----------
                                                                    60,855
                                                                ----------
            CHEMICALS -- 1.1%
     213    Avery Dennison Corp. .............................      10,673
    +239    Rohm & Haas Co. ..................................       7,415
                                                                ----------
                                                                    18,088
                                                                ----------
            COMMUNICATIONS -- 4.0%
    *155    Advanced Digital Information Corp. ...............       2,523
 *+2,271    American Tower Corp., Class A.....................      20,099
 *+1,593    Citizens Communications Co. ......................      20,530
   *+670    Network Appliance, Inc. ..........................      10,867
    *579    Nextel Communications, Inc., Class A..............      10,465
                                                                ----------
                                                                    64,484
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 1.0%
     380    Diebold, Inc. ....................................      16,452
                                                                ----------
            CONSTRUCTION -- 0.9%
    +192    Lennar Corp., Class A ............................      13,735
    + 19    Lennar Corp., B Shares............................       1,320
                                                                ----------
                                                                    15,055
                                                                ----------
            CONSUMER DURABLES -- 2.9%
     126    BorgWarner, Inc. .................................       8,108
    *457    Lear Corp. .......................................      21,008
    +619    Newell Rubbermaid, Inc. ..........................      17,344
                                                                ----------
                                                                    46,460
                                                                ----------
            CONSUMER NON-DURABLES -- 5.0%
    +269    AmerisourceBergen Corp. ..........................      18,676
  *1,344    Mattel, Inc. .....................................      25,420
     621    McKesson Corp. ...................................      22,214
  *1,371    Xerox Corp. ......................................      14,514
                                                                ----------
                                                                    80,824
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            DRUGS -- 5.4%
   *+306    Cephalon, Inc. ...................................  $   12,594
   *+208    IDEC Pharmaceuticals Corp. .......................       7,075
    *761    IVAX Corp. .......................................      13,577
   *+806    Millennium Pharmaceuticals, Inc. .................      12,675
    *662    Vertex Pharmaceuticals, Inc. .....................       9,666
   *+794    Watson Pharmaceuticals, Inc. .....................      32,052
                                                                ----------
                                                                    87,639
                                                                ----------
            ELECTRICAL EQUIPMENT -- 2.0%
  *1,127    Waters Corp. .....................................      32,827
                                                                ----------
            ELECTRONICS -- 1.3%
    *216    Analog Devices, Inc. .............................       7,504
    *386    Novellus Systems, Inc. ...........................      14,143
                                                                ----------
                                                                    21,647
                                                                ----------
            ENERGY & SERVICES -- 5.1%
     626    EOG Resources, Inc. ..............................      26,197
    +730    GlobalSantaFe Corp. ..............................      17,036
    *271    Nabors Industries Ltd. ...........................      10,729
    *235    Noble Corp. ......................................       8,051
   1,034    XTO Energy, Inc. .................................      20,784
                                                                ----------
                                                                    82,797
                                                                ----------
            FINANCIAL SERVICES -- 3.1%
    *273    Blackrock, Inc. ..................................      12,291
   *+816    Investment Technology Group, Inc. ................      15,173
    +344    Legg Mason, Inc. .................................      22,375
                                                                ----------
                                                                    49,839
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 0.8%
    *408    Constellation Brands, Inc. .......................      12,805
                                                                ----------
            FOREST & PAPER PRODUCTS -- 2.1%
   1,756    Abitibi-Consolidated, Inc. .......................      11,253
    *700    Pactiv Corp. .....................................      13,801
    *738    Smurfit-Stone Container Corp. ....................       9,610
                                                                ----------
                                                                    34,664
                                                                ----------
            HEALTH SERVICES -- 2.7%
   *+465    Edwards Lifesciences Corp. .......................      14,935
     897    Health Management Associates, Inc., Class A.......      16,557
   *+907    Human Genome Sciences, Inc. ......................      11,532
                                                                ----------
                                                                    43,024
                                                                ----------
            INSURANCE -- 6.9%
    +328    Ambac Financial Group, Inc. ......................      21,745
    *274    Anthem, Inc. .....................................      21,121
   *+296    Arch Capital Group Ltd. ..........................      10,290
     243    Brown & Brown, Inc. ..............................       7,898
     279    Everest Re Group Ltd. ............................      21,321
     466    IPC Holdings Ltd. ................................      15,616
     +34    White Mountains Insurance Group Ltd. .............      13,233
                                                                ----------
                                                                   111,224
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            MACHINERY -- 3.4%
   *+753    AGCO Corp. .......................................  $   12,868
    *223    American Standard Cos., Inc. .....................      16,501
   *+557    Lam Research Corp. ...............................      10,142
    +369    Parker-Hannifin Corp. ............................      15,494
                                                                ----------
                                                                    55,005
                                                                ----------
            MEDIA & ENTERTAINMENT -- 4.6%
    +524    Blockbuster, Inc., Class A........................       8,833
    +397    Harrah's Entertainment, Inc. .....................      15,991
   *+409    Interactive Corp. ................................      16,197
    +141    Knight-Ridder, Inc. ..............................       9,686
     132    Scripps (E.W.) Co. (The), Class A.................      11,716
   *+368    Univision Communications, Inc. ...................      11,187
                                                                ----------
                                                                    73,610
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.5%
     307    Beckman Coulter, Inc. ............................      12,467
     462    Becton, Dickinson & Co. ..........................      17,957
     576    Guidant Corp. ....................................      25,578
                                                                ----------
                                                                    56,002
                                                                ----------
            METALS, MINERALS & MINING -- 1.3%
     685    Precision Castparts Corp. ........................      21,310
                                                                ----------
            REAL ESTATE INVESTMENT TRUST -- 1.8%
  *1,963    Host Marriott Corp. ..............................      17,958
     156    Public Storage, Inc. .............................       5,284
    *137    iStar Financial, Inc. ............................       4,986
                                                                ----------
                                                                    28,228
                                                                ----------
            RESEARCH & TESTING FACILITIES -- 0.4%
    *637    Applera Corp. -- Celera Genomics Group............       6,577
                                                                ----------
            RETAIL -- 3.8%
   *+783    American Eagle Outfitters, Inc. ..................      14,357
 *+1,055    Aramark Corp. ....................................      23,658
     613    Michaels Stores, Inc. ............................      23,327
                                                                ----------
                                                                    61,342
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 1.8%
     179    NIKE, Inc., Class B...............................       9,582
    *392    Sealed Air Corp. .................................      18,683
                                                                ----------
                                                                    28,265
                                                                ----------
            SOFTWARE & SERVICES -- 6.6%
   *+285    Alliance Data Systems Corp. ......................       6,669
    *980    BISYS Group, Inc. (The)...........................      18,009
    *426    Cadence Design Systems, Inc. .....................       5,138
   *+313    CheckFree Corp. ..................................       8,706
    *450    GTECH Holdings Corp. .............................      16,935
 *+1,117    PeopleSoft, Inc. .................................      19,646
   *+998    Siebel Systems, Inc. .............................       9,521
 *+1,567    VeriSign, Inc. ...................................      21,676
                                                                ----------
                                                                   106,300
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            TRANSPORTATION -- 5.4%
 *+1,220    AMR Corp. ........................................  $   13,419
     315    CNF Transportation, Inc. .........................       8,007
     469    CSX Corp. ........................................      14,109
     390    Dana Corp. .......................................       4,504
     980    Exel PLC..........................................      10,054
    *105    JetBlue Airways Corp. ............................       4,436
    +200    PACCAR, Inc. .....................................      13,478
   *+428    Ryanair Holdings PLC, ADR.........................      19,198
                                                                ----------
                                                                    87,205
                                                                ----------
            UTILITIES -- 5.7%
    +626    Cinergy Corp. ....................................      23,027
     558    Energy East Corp. (The)...........................      11,580
     394    PPL Corp. ........................................      16,942
    +365    Pinnacle West Capital Corp. ......................      13,673
    *340    Republic Services, Inc. ..........................       7,715
     632    Wisconsin Energy Corp. ...........................      18,328
                                                                ----------
                                                                    91,265
                                                                ----------
            Total common stocks...............................  $1,585,468
                                                                ==========
SHORT-TERM SECURITIES -- 10.1%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 9.2%
 147,932    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  147,932
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 0.9%
 $15,140    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 07/01/03..............................      15,140
                                                                ----------
            Total short-term securities.......................  $  163,072
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,408,047).............   98.3%  $1,585,468
Total short-term securities (cost $163,072).......   10.1%     163,072
                                                    -----   ----------
Total investment in securities (total cost
  $1,571,119) -- including $144,386 of securities
  loaned (See Note 2(i))..........................  108.4    1,748,540
Cash, receivables and other assets................    1.0       15,539
Payable for securities purchased..................   (0.2)      (3,385)
Payable for Fund shares redeemed..................   (0.0)         (11)
Payable for accounting services...................   (0.0)          (1)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (9.2)    (147,932)
Other liabilities.................................   (0.0)         (63)
                                                    -----   ----------
Net assets........................................  100.0%  $1,612,687
                                                    =====   ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  2,400,000 shares authorized; 77,137 shares
  outstanding.................................   $       77
Paid in capital...............................    1,650,930
Accumulated net investment income.............          889
Accumulated net realized loss on
  investments.................................     (216,627)
Unrealized appreciation on investments........      177,421
Unrealized appreciation on forward foreign
  currency contracts (See Note 2(g)) @@@......            2
Unrealized depreciation on other assets and
  liabilities in foreign currencies...........           (5)
                                                 ----------
Net assets....................................   $1,612,687
                                                 ==========

Class IA
  Net asset value per share ($1,488,444 / 71,162
    shares outstanding) (1,800,000 shares
    authorized)..................................   $20.92
                                                    ======
Class IB
  Net asset value per share ($124,243 / 5,975
    shares outstanding) (600,000 shares
    authorized)..................................   $20.79
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2003

                                                                                      UNREALIZED
                                MARKET            CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                     VALUE              AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
  British Pound (Sell)          $ 281              $ 283           7/1/2003              $ 2
  British Pound (Sell)            127                127           7/2/2003               --
                                                                                         ---
                                                                                         $ 2
                                                                                         ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP VALUE HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 97.0%
            APPAREL & TEXTILE -- 1.7%
    *200    Jones Apparel Group, Inc. ........................  $  5,837
      87    V. F. Corp. ......................................     2,959
                                                                --------
                                                                   8,796
                                                                --------
            BANKS -- 6.0%
     152    Bank of Hawaii Corp. .............................     5,052
     326    CIT Group, Inc. ..................................     8,038
     338    Hibernia Corp., Class A...........................     6,138
     234    UnionBanCal Corp. ................................     9,676
      70    Webster Financial Corp. ..........................     2,627
                                                                --------
                                                                  31,531
                                                                --------
            BUSINESS SERVICES -- 6.7%
  *1,229    BearingPoint, Inc. ...............................    11,858
    *119    Rent-A-Center, Inc. ..............................     9,044
   *+502    United Rentals, Inc. .............................     6,971
 *+1,456    UnitedGlobalCom, Inc., Class A....................     7,527
                                                                --------
                                                                  35,400
                                                                --------
            CHEMICALS -- 1.2%
     920    IMC Global, Inc. .................................     6,173
                                                                --------
            CONSTRUCTION -- 1.1%
    *+22    Beazer Homes USA, Inc. ...........................     1,795
     +48    MDC Holdings, Inc. ...............................     2,317
     *61    Toll Brothers, Inc. ..............................     1,738
                                                                --------
                                                                   5,850
                                                                --------
            CONSUMER DURABLES -- 2.7%
   *+660    Arrow Electronics, Inc. ..........................    10,058
      68    BorgWarner, Inc. .................................     4,379
                                                                --------
                                                                  14,437
                                                                --------
            CONSUMER NON-DURABLES -- 5.4%
    *243    Dean Foods Co. ...................................     7,640
   *+131    Fossil, Inc. .....................................     3,082
   *+254    The Yankee Candle Co., Inc. ......................     5,905
    *327    United Stationers, Inc. ..........................    11,838
                                                                --------
                                                                  28,465
                                                                --------
            DRUGS -- 0.9%
    *306    King Pharmaceuticals, Inc. .......................     4,518
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.8%
    *539    Teradyne, Inc., ADR...............................     9,334
                                                                --------
            ELECTRONICS -- 9.8%
     189    Ametek, Inc. .....................................     6,923
    *811    Fairchild Semiconductor International Corp., Class
              A...............................................    10,373
    *910    Flextronics International Ltd. ...................     9,453
     171    Harman International Industries, Inc. ............    13,493
    *862    Vishay Intertechnology, Inc. .....................    11,385
                                                                --------
                                                                  51,627
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ENERGY & SERVICES -- 7.5%
   *+354    Cal Dive International, Inc. .....................  $  7,715
     152    EOG Resources, Inc. ..............................     6,372
     180    IHC Caland N.V. ..................................     9,205
      89    Petro-Canada......................................     3,540
     106    Unocal Corp. .....................................     3,035
     495    XTO Energy, Inc. .................................     9,956
                                                                --------
                                                                  39,823
                                                                --------
            FINANCIAL SERVICES -- 2.0%
     332    Converium Holding AG, ADR.........................     7,776
      41    Legg Mason, Inc. .................................     2,676
                                                                --------
                                                                  10,452
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 5.0%
     318    Bunge Ltd. .......................................     9,086
    *287    Constellation Brands, Inc. .......................     9,018
    +356    Sensient Technologies Corp. ......................     8,118
                                                                --------
                                                                  26,222
                                                                --------
            FOREST & PAPER PRODUCTS -- 3.7%
     493    Abitibi-Consolidated, Inc. .......................     3,163
    *428    Pactiv Corp. .....................................     8,440
    *607    Smurfit-Stone Container Corp. ....................     7,909
                                                                --------
                                                                  19,512
                                                                --------
            HEALTH SERVICES -- 2.0%
    *142    Laboratory Corp. of American Holdings.............     4,269
    *265    Triad Hospitals, Inc. ............................     6,580
                                                                --------
                                                                  10,849
                                                                --------
            INSURANCE -- 13.4%
     187    Ace Ltd. .........................................     6,402
     246    Ambac Financial Group, Inc. ......................    16,264
    *191    Health Net, Inc. .................................     6,305
    *170    Oxford Health Plans, Inc. ........................     7,132
     176    Radian Group, Inc. ...............................     6,479
    +502    Reinsurance Group of America, Inc. ...............    16,111
     155    RenaissanceRe Holdings Ltd. ......................     7,074
     137    St. Paul Cos., Inc. (The).........................     4,984
                                                                --------
                                                                  70,751
                                                                --------
            MACHINERY -- 3.2%
  *1,314    Axcelis Technologies, Inc. .......................     8,040
      69    Black & Decker Corp. (The)........................     2,998
    *187    Flowserve Corp. ..................................     3,680
     125    Timken Co. (The)..................................     2,183
                                                                --------
                                                                  16,901
                                                                --------
            MEDIA & ENTERTAINMENT -- 2.9%
   *+758    Bally Total Fitness Holding Corp. ................     6,847
    +199    Blockbuster, Inc., Class A........................     3,350
   *+242    Penn National Gaming, Inc. .......................     4,979
                                                                --------
                                                                  15,176
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.1%
     137    DENTSPLY International, Inc. .....................     5,599
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
 METALS,
 MINERALS
 &
 MINING -- 1.5%
     276    Engelhard Corp. ..................................  $  6,837
     +82    Grupo IMSA S.A., ADR..............................     1,060
                                                                --------
                                                                   7,897
                                                                --------
            REAL ESTATE INVESTMENT TRUST -- 0.8%
     104    Rouse Co. (The)...................................     3,974
                                                                --------
            RETAIL -- 2.8%
    *172    CEC Entertaining, Inc. ...........................     6,359
     629    Foot Locker, Inc. ................................     8,334
                                                                --------
                                                                  14,693
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 0.4%
      73    Compagnie Generale des Etablissements Michelin,
              Class B.........................................     2,864
                                                                --------
            SOFTWARE & SERVICES -- 0.2%
    *109    Sybase, Inc. .....................................     1,522
                                                                --------
            TRANSPORTATION -- 6.0%
   1,707    Bombardier, Inc. .................................     5,742
     271    CNF Transportation, Inc. .........................     6,888
     151    Canadian National Railway Co. ....................     7,278
    *+71    Continental Airlines, Inc., Class B...............     1,066
   *+411    ExpressJet Holdings, Inc. ........................     6,200
     236    Werner Enterprises, Inc. .........................     4,995
                                                                --------
                                                                  32,169
                                                                --------
            UTILITIES -- 7.2%
    +234    Cinergy Corp. ....................................     8,605
      69    FirstEnergy Corp. ................................     2,645
     265    PPL Corp. ........................................    11,412
      36    Progress Energy, Inc. ............................     1,601
    *581    Republic Services, Inc. ..........................    13,181
      62    TXU Corp. ........................................     1,396
                                                                  38,840
                                                                --------
            Total common stocks...............................  $513,375
                                                                ========
SHORT-TERM SECURITIES -- 11.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 7.9%
  41,902    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 41,902
                                                                --------
PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            REPURCHASE AGREEMENT -- 3.7%
 $19,574    Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 07/01/03....................................  $ 19,574
                                                                --------
            Total short-term securities.......................  $ 61,476
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $482,788)...............   97.0%  $513,375
Total short-term securities (cost $61,476)........   11.6     61,476
                                                    -----   --------
Total investment in securities (total cost
  $544,264) -- including $40,875 of securities
  loaned (See Note 2(i))..........................  108.6    574,851
Cash, receivables and other assets................    1.6      8,519
Payable for securities purchased..................   (2.3)   (11,964)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (7.9)   (41,902)
Other liabilities.................................   (0.0)       (11)
                                                    -----   --------
Net assets........................................  100.0%  $529,493
                                                    =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  1,200,000 shares authorized; 53,543 shares
  outstanding..................................   $     54
Paid in capital................................    514,796
Accumulated net investment income..............        715
Accumulated net realized loss on investments...    (16,660)
Unrealized appreciation on investments.........     30,587
Unrealized appreciation on other assets and
  liabilities in foreign currencies............          1
                                                  --------
Net assets.....................................   $529,493
                                                  ========

Class IA
  Net asset value per share ($354,687 / 35,834
  shares outstanding) (800,000 shares
  authorized).....................................   $9.90
                                                     =====
Class IB
  Net asset value per share ($174,806 / 17,709
  shares outstanding) (400,000 shares
  authorized).....................................   $9.87
                                                     =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
COMMERCIAL PAPER -- 47.8%
$  17,000   7-Eleven, Inc.
              1.26% due 07/30/03..............................  $   16,983
   17,000   7-Eleven, Inc.
              1.26% due 08/15/03..............................      16,973
   50,000   Alliance & Leicester PLC
              1.10% due 09/15/03..............................      49,884
   15,000   American General Finance Corp.
              1.22% due 07/24/03..............................      14,988
   19,900   American General Finance Corp.
              1.25% due 07/01/03..............................      19,900
   34,000   Archer-Daniels-Midland Co.
              1.20% due 07/02/03..............................      33,999
   50,000   Bank of America Corp.
              1.23% due 07/09/03..............................      49,986
   30,000   Bear Stearns Cos., Inc. (The)
              1.09% due 09/04/03..............................      29,941
   12,000   Bradford & Bingley PLC
              1.11% due 08/21/03..............................      11,981
   43,000   Bradford & Bingley PLC
              1.20% due 08/20/03..............................      42,928
   34,270   Cargill, Inc.
              1.28% due 07/01/03..............................      34,270
   38,000   Caterpillar Financial Services
              1.27% due 07/21/03..............................      37,973
   38,000   Federal Home Loan Mortgage Association
              1.19% due 07/25/03..............................      37,970
   25,000   Federal Home Loan Mortgage Association
              1.19% due 09/17/03..............................      24,936
   25,000   Federal National Mortgage Association
              1.19% due 09/17/03..............................      24,936
   30,000   General Electric Co.
              1.21% due 09/10/03..............................      29,928
   16,000   Johnson & Johnson
              1.19% due 09/18/03..............................      15,958
   50,000   KFW International Finance, Inc.
              1.09% due 09/09/03..............................      49,894
   65,000   Merrill Lynch & Co., Inc.
              1.30% due 07/01/03..............................      65,000
   50,000   Nationwide Building Society
              1.26% due 07/22/03..............................      49,963
   42,000   Nestle Capital Corp.
              1.10% due 10/02/03..............................      41,881
   40,000   Nordea North America, Inc.
              1.24% due 08/05/03..............................      39,952
   16,919   Old Line Funding Corp.
              1.18% due 07/15/03..............................      16,911
   23,555   Sara Lee Corp.
              1.20% due 07/10/03..............................      23,548
   65,000   State Street Corp.
              0.97% due 07/16/03..............................      64,974
   39,000   Svenska Handelsbanken, Inc.
              1.21% due 07/01/03..............................      39,000
   35,000   Toronto-Dominion Holdings (USA), Inc.
              1.20% due 09/25/03..............................      34,900
   42,000   Washington Mutual Bank
              1.28% due 08/04/03..............................      41,999

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
$  25,000   Washington Post Co.
              1.21% due 08/11/03..............................  $   24,966
   25,000   Washington Post Co.
              1.25% due 08/18/03..............................      24,958
   50,000   Wyeth
              1.00% due 07/15/03..............................      49,981
                                                                ----------
            Total commercial paper............................  $1,061,461
                                                                ==========
CORPORATE NOTES -- 43.3%
$  17,000   Bank One Corp.
              1.57% due 02/20/04..............................  $   17,035
   42,000   Bank of New York Co., Inc. (The)
              1.37% due 10/30/03..............................      42,014
   25,000   Bear Stearns Cos., Inc. (The)
              1.40% due 02/12/04..............................      25,022
   42,000   Bristol-Myers Squibb Co.
              1.16% due 07/23/03..............................      42,000
  @25,000   Cargill, Inc.
              1.29% due 01/14/04..............................      25,000
   42,000   Citigroup Global
              1.21% due 06/17/04..............................      42,064
   42,000   Federal Home Loan Bank
              1.40% due 05/14/04..............................      42,000
   42,000   Federal National Mortgage Association
              1.47% due 05/14/04..............................      42,000
   50,000   Fleet Boston Financial Corp.
              1.35% due 02/19/04..............................      50,068
   22,000   General Electric Capital Corp.
              1.32% due 01/28/04..............................      22,006
    8,000   General Electric Capital Corp.
              1.40% due 10/22/03..............................       8,004
   30,000   Goldman Sachs Group, Inc. (The)
              1.26% due 02/04/04..............................      30,000
   35,000   Goldman Sachs Group, Inc. (The)
              1.55% due 01/16/04..............................      35,000
  @28,000   Honda Motor Corp.
              1.30% due 10/21/03..............................      27,997
  @37,000   Honda Motor Corp.
              1.30% due 01/20/04..............................      37,000
   48,750   Key Bank N.A.
              1.41% due 03/01/04..............................      48,803
   23,845   Lehman Brothers Holdings, Inc.
              6.63% due 04/01/04..............................      24,786
   55,000   Morgan (J.P.) Chase & Co.
              1.42% due 02/05/04..............................      55,049
   10,000   Morgan Stanley Dean Witter & Co.
              1.16% due 09/19/03..............................      10,003
   54,000   Morgan Stanley Dean Witter & Co.
              1.27% due 03/19/04..............................      54,077
  @50,000   Northern Rock PLC
              1.30% due 01/16/04..............................      50,000
   13,000   Salomon Smith Barney Holdings, Inc.
              1.53% due 11/17/03..............................      13,014
   55,000   Toyota Motor Credit Corp.
              0.99% due 11/24/03..............................      55,000
    8,000   Toyota Motor Credit Corp.
              5.63% due 11/13/03..............................       8,129

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES  -- (CONTINUED)
$  22,000   US Bancorp.
              1.41% due 09/15/03..............................  $   22,012
   55,000   Wachovia Bank N.A.
              1.28% due 10/20/03..............................      55,000
   17,000   Wal-Mart Stores, Inc.
              4.38% due 08/01/03..............................      17,045
   13,000   Wells Fargo & Co.
              0.98% due 11/24/03..............................      13,000
   30,000   Wells Fargo & Co.
              1.12% due 01/14/04..............................      30,000
   18,550   Wells Fargo & Co.
              4.25% due 08/15/03..............................      18,619
                                                                ----------
            Total corporate notes.............................  $  961,747
                                                                ==========
 SHARES
---------
INVESTMENT COMPANIES -- 4.2%
   47,000   The Dreyfus Cash Plus Fund........................  $   47,000
   47,000   The Primary Reserve Fund..........................      47,000
                                                                ----------
            Total investment companies........................  $   94,000
                                                                ==========
PRINCIPAL
 AMOUNT
---------
REPURCHASE AGREEMENT -- 4.6%
$  64,440   Joint Repurchase Agreement (See Note 2(d))
              1.05% due 07/01/03..............................  $   64,440
   38,778   Joint Repurchase Agreement (See Note 2(d))
              1.08% due 07/01/03..............................      38,778
                                                                ----------
            Total repurchase agreement........................  $  103,218
                                                                ==========

                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost
  $1,061,461)..........................   47.8%  $1,061,461
Total corporate notes (cost
  $961,747)............................   43.3      961,747
Total Investment companies (cost
  $94,000).............................    4.2       94,000
Total repurchase agreements (cost
  $103,218)............................    4.6      103,218
                                         -----   ----------
Total investment in securities (total
  cost $2,220,426).....................   99.9    2,220,426
Cash, receivables and other assets.....    0.2        5,288
Payable for fund shares redeemed.......   (0.1)      (3,570)
Payable for accounting services........   (0.0)          (1)
Dividends payable......................   (0.0)      (1,275)
Other liabilities......................   (0.0)         (17)
                                         -----   ----------
Net assets.............................  100.0%  $2,220,851
                                         =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  7,000,000 shares authorized; 2,220,851 shares
  outstanding..................................  $    2,221
Paid in capital................................   2,218,630
                                                 ----------
Net assets.....................................  $2,220,851
                                                 ==========

Class IA
  Net asset value per share ($1,949,305 / 1,949,305
    shares outstanding) (6,000,000 shares
    authorized)....................................  $1.00
                                                     =====
Class IB
  Net asset value per share ($271,546 / 271,546
    shares outstanding) (1,000,000 shares
    authorized)....................................  $1.00
                                                     =====


    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $139,997 or 6.3% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 PORTFOLIO OF INVESTMENTS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 27.9%
$    5,000   Ameriquest Mortgage Securities, Inc., Series
               2003-AR3, Class M1 (Aaa Moodys)
               2.11% due 10/25/33..............................  $    5,000
     5,000   Ameriquest Mortgage Securities, Inc., Series
               2003-AR3, Class M2 (Aaa Moodys)
               3.36% due 10/25/33..............................       5,000
     5,000   Ameriquest Mortgage Securities, Inc., Series,
               2002-AR1, Class M1 (Aa2 Moodys)
               1.75% due 09/25/32..............................       5,006
     4,000   Amortizing Residential Collateral Trust, Series
               2002-BC7, Class M5 (A S&P)
               2.64% due 10/25/32..............................       3,993
     5,000   Amortizing Residential Collateral Trust, Series
               2002-BC7, Class M2 (Aaa Moodys)
               1.94% due 10/25/32..............................       5,022
     4,715   Chase Mortgage Finance Corp., Series 2002-S3,
               Class A14 (Aaa Moodys) 6.50% due 02/25/32.......       4,747
     3,995   Citicorp Mortgage Securities, Inc., Series 1998-8,
               Class A3 (AAA S&P) 6.75% due 09/25/28...........       4,029
     8,184   Citigorp Mortgage Securities, Inc., Series 2002-6,
               Class 1A5 (Aaa Moodys) 6.50% due 05/25/32.......       8,251
     3,000   Conseco Finance, Series 2001-C, Class M2 (AA
               Fitch)
               2.33% due 08/15/33..............................       2,819
     5,027   Countrywide Home Loans, Series 1998-6, Class A
               (AAA S&P) 6.50% due 06/25/13....................       5,053
     @ 204   DLJ Mortgage Acceptance Corp., Series 1996-1,
               Class B1 (A S&P) 7.25% due 09/25/11.............         204
      @ 68   DLJ Mortgage Acceptance Corp., Series 1996-I,
               Class B2 (BBB S&P) 7.25% due 09/25/11...........          68
    19,808   Federal Home Loan Mortgage Association, Series
               2485, Class TY (AAA S&P)
               5.25% due 05/15/26..............................      20,048
    30,545   Federal Home Loan Mortgage Association, Series
               2131, Class BH (Aaa Moodys) 5.75% due
               07/15/24........................................      30,816
     9,666   Federal Home Loan Mortgage Association, Series
               2302, Class NJ (Aaa Moodys)
               6.50% due 11/15/29..............................       9,737
    16,190   Federal Home Loan Mortgage Association, Series
               2304, Class PG (Aaa Moodys)
               6.50% due 03/15/30..............................      16,484
     7,000   Federal National Mortgage Association, Series
               2001-67, Class PC (AAA S&P)
               6.00% due 06/25/26..............................       7,041
     5,000   First Franklin Mortgage Loan Trust, Series
               2003-FF2, Class M2 (Aaa Moodys)
               2.69% due 07/25/33..............................       5,000
       912   GE Capital Mortgage Services, Inc., Series
               1994-26, Class A (Aaa Moodys) 6.84% due
               07/25/09........................................         914

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
$     @@ -   GE Capital Mortgage Services, Inc., Series
               1996-10, Class B1 (AAA S&P)
               6.75% due 06/25/11..............................  $       --
      @@ -   GE Capital Mortgage Services, Inc., Series
               1996-10, Class B2 (AA+ S&P) 6.75% due
               06/25/11........................................          --
       403   GE Capital Mortgage Services, Inc., Series 1998-7,
               Class A (Aaa Moodys) 6.50% due 04/25/13.........         403
     1,153   GE Capital Mortgage Services, Inc., Series
               1999-16, Class A (Aaa Moodys) 6.50% due
               07/25/14........................................       1,178
       343   GMAC Mortgage Corp. Loan Trust, Series 2002-J3,
               Class A7 (Aaa Moodys) 6.00% due 05/25/17........         343
       957   Green Tree Financial Corp., Series 1995-9, Class
               A6 (Aaa Moodys) 7.30% due 01/15/26..............       1,008
       480   Housing Securities, Inc., Series 1993-E, Class E15
               (Aaa Moodys) 10.00% due 09/25/08................         480
  @ 10,000   Lehman Brothers Commercial Mortgage Trust, Series
               2003-LLFA, Class A2 (Aaa Moodys)
               1.71% due 12/16/14..............................      10,031
     3,000   Master Asset Backed Securities Trust, Series
               2003-OPT2, Class M1 (Aa2 Moodys)
               2.07% due 05/25/33..............................       2,994
     2,000   Master Asset Backed Securities Trust, Series
               2003-OPT2, Class M2 (A2 Moodys)
               3.12% due 05/25/33..............................       1,996
     9,893   Master Asset Securitization Trust, Series 2002-6,
               Class 6A1 (Aaa Moodys) 6.50% due 10/25/32.......      10,147
     4,634   Merrill Lynch Mortgage Investors, Inc., Series
               2000-FF1, Class M2 (Aaa Moodys)
               2.10% due 03/01/31..............................       4,655
     4,000   Merrill Lynch Mortgage Investors, Inc., Series
               2002-HE1, Class M1 (AA+ S&P) 2.14% due
               05/25/32........................................       4,058
     5,000   Morgan Stanley Dean Witter Capital I, Series
               2003-TOP9, Class A2 (Aaa Moodys)
               4.74% due 11/13/36..............................       5,236
     6,288   Norwest Asset Securities Corp., Series 1998-32,
               Class A1 (Aaa Moodys) 6.00% due 12/25/28........       6,335
       924   Norwest Asset Securities Corp., Series 1999-22,
               Class A1 (Aaa Moodys) 6.50% due 09/25/14........         944
       253   PNC Mortgage Securities Corp., Series 1996-2,
               Class B1 (AAA Fitch) 6.60% due 02/25/11.........         256
        84   PNC Mortgage Securities Corp., Series 1996-2,
               Class B2 (AAA Fitch) 6.60% due 02/25/11.........          85

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
$      135   PNC Mortgage Securities Corp., Series 1996-2,
               Class B3 (AA Fitch) 6.60% due 02/25/11..........  $      136
     4,200   Prudential Home Mortgage Securities Co., Series
               1994-8, Class A3 (Aaa Moodys) 6.75% due
               03/25/24........................................       4,193
     5,000   Residential Asset Mortgage Products, Inc., Series
               2001-RS3, Class AI5 (Aaa Moodys)
               5.70% due 10/25/31..............................       5,303
     6,683   Residential Asset Securities Corp., Series
               2002-KS1, Class AIIB (Aaa Moodys)
               1.34% due 06/25/32..............................       6,693
     8,030   Residential Asset Securities Corp., Series
               2002-KS4, Class AIIB (Aaa Moodys)
               1.29% due 07/25/32..............................       8,019
       339   Residential Funding Mortgage Securities I, Inc.,
               Series 1995-S18, Class M3 (AAA Fitch)
               7.00% due 11/25/10..............................         338
       117   Residential Funding Mortgage Securities I, Inc.,
               Series 1996-S11, Class M3 (AAA S&P)
               7.00% due 04/25/11..............................         120
       234   Residential Funding Mortgage Securities I, Inc.,
               Series 1996-S19, Class M3 (AAA Fitch)
               7.50% due 09/25/11..............................         234
       304   Residential Funding Mortgage Securities I, Inc.,
               Series 1996-S5, Class M3 (AAA S&P)
               6.75% due 02/25/11..............................         308
       316   Residential Funding Mortgage Securities I, Inc.,
               Series 1998-S22, Class A1 (AAA S&P)
               6.50% due 09/25/13..............................         317
     3,720   Residential Funding Mortgage Securities I, Inc.,
               Series 1999-S15, Class A2 (AAA S&P)
               6.25% due 10/25/16..............................       3,806
     1,335   Residential Funding Mortgage Securities I, Inc.,
               Series 1999-S15, Class A2 (AAA S&P)
               6.50% due 06/25/14..............................       1,351
       449   Residential Funding Mortgage Securities I, Inc.,
               Series 1999-S22, Class A2 (AAA S&P)
               7.00% due 10/25/14..............................         459
       266   Residential Funding Mortgage Securities I, Inc.,
               Series 2001-33, Class A1 (AAA S&P)
               7.50% due 01/25/31..............................         266
     1,821   Soundview Home Equity Loan Trust, Series 2000-1,
               Class M1 (Aa2 Moodys) 8.64% due 05/25/30........       1,971

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
$    5,000   Structured Asset Mortgage Investors Inc., Series
               2002-AR4, Class A2 (Aaa Moodys)
               1.64% due 02/19/33..............................  $    4,930
     5,000   Structured Asset Securities Corp., Series
               2003-BC2, Class M1 (AA S&P)
               2.32% due 02/25/33..............................       5,054
  @ 10,000   Wachovia Bank Commercial Mortgage Trust, Series
               2003-WHL2, Class A3 (Aaa Moodys)
               1.41% due 06/15/13..............................      10,000
   @ 5,000   Wachovia Bank Commercial Mortgage Trust, Series
               2003-WHL2, Class F (A+S&P)
               2.14% due 06/15/13..............................       4,998
                                                                 ----------
             Total collateralized mortgage obligations (cost
               $248,735).......................................     247,877
                                                                 ----------
CORPORATE NOTES -- 3.4%
             FINANCIAL SERVICES -- 0.6%
     5,000   Morgan Stanley Dean Witter ABS Capital I, Series
               2002-NC6, Class M1 (AA S&P)
               2.32% due 11/25/32..............................       5,054
                                                                 ----------
             FOOD, BEVERAGE & TOBACCO -- 0.6%
   @ 5,000   Lehman Brothers Commercial Mortgage Trust, Series
               2003-LLFA, Class A2 (Aaa Moodys)
               2.46% due 12/14/14..............................       5,000
                                                                 ----------
             U.S. GOVERNMENT AGENCIES -- 2.2%
    20,000   Federal Home Loan Bank (Aaa Moodys) 2.24% due
               11/07/05........................................      20,084
                                                                 ----------
             Total corporate notes (cost $29,937)..............      30,138
                                                                 ----------
INTEREST ONLY -- 2.4%
  @ 52,200   Bank of America Commercial Mortgage, Inc., Series
               2002-2, Class XP (AAA S&P)
               1.80% due 07/11/43..............................       4,809
  @ 42,853   Bear Stearns Commerical Mortgage Securities, Inc.,
               Series 2002-TOP8, Class X2 (Aaa Moodys) 2.13%
               due 08/15/38....................................       4,827
  @ 62,600   CS First Boston Motgage Securities Corp., Series
               2003-C3, Class A1 (Aaa Moodys) 1.81% due
               03/01/35........................................       4,816
    14,591   Federal National Mortgage Association, Series
               2489, Class BI (Aaa Moodys)
               6.00% due 01/15/26..............................         443
     3,599   Federal National Mortgage Association, Series
               2492, Class ID (Aaa Moodys)
               6.00% due 09/15/19..............................         323
     5,207   Federal National Mortgage Association, Series
               2501, Class MI (Aaa Moodys)
               5.50% due 09/15/15..............................         393

The accompanying notes are an integral part of this financial statement.

 HARTFORD MORTGAGE SECURITIES HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
INTEREST ONLY -- (CONTINUED)
$    4,191   Federal National Mortgage Association, Series
               2503, Class UD (Aaa Moodys)
               5.50% due 04/15/15..............................  $      250
    20,000   Federal National Mortgage Association, Series
               2527, Class IW (Aaa Moodys)
               6.00% due 12/15/28..............................       1,408
  @ 55,232   LB-UBS Commercial Mortgage Trust, Series 2003-C1,
               Class XCP (AAA S&P)
               1.66% due 04/15/33..............................       3,829
                                                                 ----------
             Total interest only (cost $27,499)................      21,098
                                                                 ----------
U.S. TREASURIES & FEDERAL AGENCIES -- 64.6%
             FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 18.6%
   118,000   5.50% due 08/01/32 -- 07/01/33....................     121,668
    22,999   6.00% due 10/01/22 -- 04/01/33....................      23,855
    17,775   7.00% due 10/01/26 -- 11/01/32....................      18,639
       295   7.50% due 05/01/24 -- 06/01/25....................         316
       443   8.00% due 02/01/13 -- 11/01/24....................         480
       188   8.50% due 10/01/09 -- 10/01/24....................         206
        74   9.00% due 10/01/06................................          77
       182   9.50% due 11/01/08................................         185
       277   10.00 due 09/01/05 -- 11/01/20....................         315
                                                                 ----------
                                                                    165,741
                                                                 ----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 31.8%
    20,000   4.50% due 07/01/33................................      19,888
   107,000   5.00% due 07/01/33................................     108,705
    93,000   6.00% due 07/01/32................................      96,633
    28,517   6.50% due 04/01/28 -- 05/01/31....................      29,773
    23,147   7.00% due 06/01/11 -- 02/01/32....................      24,524
     2,513   8.00% due 10/01/29 -- 02/01/31....................       2,711
        81   9.00% due 05/01/21 -- 09/01/21....................          90
       152   11.00 due 04/01/09................................         167
                                                                 ----------
                                                                    282,491
                                                                 ----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 14.2%
    68,904   6.00% due 01/15/33 -- 02/20/33....................      72,095
    28,460   6.50% due 12/15/28 -- 01/15/32....................      29,887
    15,665   7.00% due 10/15/32................................      16,546
     4,989   7.50% due 04/15/22 -- 04/20/30....................       5,315
     1,623   8.50% due 06/15/17 -- 04/15/30....................       1,752
       685   9.50% due 10/15/09 -- 11/15/09....................         760
        48   10.00 due 05/15/13................................          55
         9   12.50 due 03/15/15................................          10
                                                                 ----------
             Total U.S. treasuries & federal agencies (cost
               $572,478).......................................     574,652
                                                                 ----------

PRINCIPAL                                                          MARKET
  AMOUNT                                                           VALUE
----------                                                       ----------
SHORT-TERM SECURITIES -- 40.5%
             REPURCHASE AGREEMENT -- 15.2%
$   84,244   Joint Repurchase Agreement (See Note 2(d))
               1.05% due 07/01/03..............................  $   84,244
    50,695   Joint Repurchase Agreement (See Note 2(d))
               1.08% due 07/01/03..............................      50,695
                                                                 ----------
                                                                    134,939
                                                                 ----------
             U.S. TREASURY BILLS -- 25.3%
   225,000   1.225% due 07/17/03...............................     224,911
                                                                 ----------
             Total short-term securities (cost $359,850).......     359,850
                                                                 ----------

INVESTMENT IN SECURITIES AT VALUE (TOTAL COST
  $1,238,499) -- 139.0%...........................   1,233,615
OTHER ASSETS, LESS LIABILITIES -- (39.0)%             (344,573)
                                                    ----------
NET ASSETS 100.0%.................................  $  889,042
                                                    ==========

STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
  $1,238,499) -- see accompanying portfolio......   $1,233,615
Receivable for securities sold...................      104,798
Receivable for Fund shares sold..................        1,231
Receivable for dividends and interest............        3,557
Cash and other assets............................            1
                                                    ----------
Total assets.....................................    1,343,202
                                                    ----------
LIABILITIES
Payable for securities purchased.................      451,082
Payable for Fund shares redeemed.................          364
Other liabilities................................        2,714
                                                    ----------
Total liabilities................................      454,160
                                                    ----------
Net assets.......................................   $  889,042
                                                    ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  1,200,000 shares authorized; 75,763 shares
  outstanding....................................   $       76
Paid in capital..................................      865,094
Accumulated net investment income................       12,018
Accumulated net realized gain on investments.....       16,738
Unrealized depreciation on investments...........       (4,884)
                                                    ----------
Net assets.......................................   $  889,042
                                                    ==========

Class IA
  Net asset value per share ($711,026 / 60,513 shares
    outstanding) (900,000 shares authorized).........   $11.75
                                                        ======
Class IB
  Net asset value per share ($178,016 / 15,250 shares
    outstanding) (300,000 shares authorized).........   $11.67
                                                        ======

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $48,582 or 5.5% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market values round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALL COMPANY HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 95.9%
            AEROSPACE & DEFENSE -- 1.2%
    *198    ESCO Technologies, Inc. ..........................  $  8,715
                                                                --------
            AGRICULTURE & FISHING -- 1.0%
    *369    VCA Antech, Inc. .................................     7,229
                                                                --------
            APPAREL & TEXTILE -- 2.2%
     266    K-Swiss, Inc. ....................................     9,170
     *52    Quiksilver, Inc. .................................       851
    *266    Steven Madden, Ltd. ..............................     5,812
                                                                --------
                                                                  15,833
                                                                --------
            BANKS -- 1.5%
     223    Amcore Financial, Inc. ...........................     5,180
     400    First Niagara Financial Group.....................     5,586
                                                                --------
                                                                  10,766
                                                                --------
            BUSINESS SERVICES -- 2.8%
   *+793    Administaff, Inc. ................................     8,169
    *501    Navigant Consulting, Inc. ........................     5,933
    *327    Overland Storage, Inc. ...........................     6,646
                                                                --------
                                                                  20,748
                                                                --------
            COMMUNICATIONS -- 6.4%
 * 1,302    American Tower Corp., Class A.....................    11,519
 * 1,190    Crown Castle International Corp. .................     9,246
   *+408    McDATA Corp., Class A.............................     5,990
    *145    NII Holdings, Inc. ...............................     5,534
    *444    Plantronics, Inc. ................................     9,611
    *339    Polycom, Inc. ....................................     4,704
                                                                --------
                                                                  46,604
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 1.9%
    *941    Scientific Games Corp., Class A...................     8,848
    *486    Sigma Designs, Inc. ..............................     5,274
                                                                --------
                                                                  14,122
                                                                --------
            CONSTRUCTION -- 1.5%
     161    MDC Holdings, Inc. ...............................     7,749
    *119    Toll Brothers, Inc. ..............................     3,372
                                                                --------
                                                                  11,121
                                                                --------
            CONSUMER DURABLES -- 0.6%
    *398    Dalsa Corp. ......................................     4,721
                                                                --------
            CONSUMER NON-DURABLES -- 1.6%
    *146    Fossil, Inc. .....................................     3,442
   *+115    Leapfrog Enterprises, Inc. .......................     3,662
    *473    Lexar Media, Inc. ................................     4,512
                                                                --------
                                                                  11,616
                                                                --------
            DRUGS -- 7.7%
    *501    Abgenix, Inc. ....................................     5,256
   *+500    Alkermes, Inc. ...................................     5,375
    *265    Andrx Group.......................................     5,270
    *896    Array BioPharma, Inc. ............................     2,822
    *337    AtheroGenics, Inc. ...............................     5,029
    *137    Digene Corp. .....................................     3,732
    *245    Medicines Co. (The)...............................     4,821

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            DRUGS -- (CONTINUED)
   *+276    NPS Pharmaceuticals, Inc. ........................  $  6,718
    *136    OSI Pharmaceuticals, Inc. ........................     4,372
   *+571    OraSure Technologies, Inc. .......................     4,261
    *394    SangStat Medical Corp. ...........................     5,151
    *246    Vertex Pharmaceuticals, Inc. .....................     3,597
                                                                --------
                                                                  56,404
                                                                --------
            EDUCATION -- 2.3%
    *175    Education Management Corp. .......................     9,280
      17    Strayer Education, Inc. ..........................     1,390
    *122    University of Phoenix Online......................     6,165
                                                                --------
                                                                  16,835
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.9%
   *+459    Rudolf Technologies, Inc. ........................     7,333
   3,698    Techtronic Industries Co. ........................     6,221
                                                                --------
                                                                  13,554
                                                                --------
            ELECTRONICS -- 13.3%
  *1,718    ASE Test Ltd. ....................................     9,449
     *88    Ceradyne, Inc. ...................................     1,654
    *334    DSP Group, Inc. ..................................     7,196
   *+662    Dot Hill Systems Corp. ...........................     8,677
    *433    Exar Corp. .......................................     6,846
    *491    Fairchild Semiconductor International Corp., Class
              A...............................................     6,285
    *844    Innovex, Inc. ....................................     8,526
    *926    MEMC Electronic Materials, Inc. ..................     9,074
    *545    Microsemi Corp. ..................................     8,718
     136    Nam Tai Electronics, Inc. ........................     5,785
    *898    Pericom Semiconductor Corp. ......................     8,354
    *376    Semtech Corp. ....................................     5,352
      *5    Siliconix, Inc. ..................................       177
    *306    Wilson Greatbatch Technologies, Inc. .............    11,040
                                                                --------
                                                                  97,133
                                                                --------
            ENERGY & SERVICES -- 4.3%
     401    Arch Coal, Inc. ..................................     9,224
     272    Cabot Oil & Gas Corp. ............................     7,496
     687    Chesapeake Energy Corp. ..........................     6,941
     229    Patina Oil & Gas Corp. ...........................     7,365
                                                                --------
                                                                  31,026
                                                                --------
            EXCHANGE TRADED FUNDS -- 1.2%
     190    iShares Russell 2000 Growth Index Fund............     8,978
                                                                --------
            FINANCIAL SERVICES -- 0.9%
    *352    Investment Technology Group, Inc. ................     6,543
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 1.8%
    *335    Peet's Coffee & Tea, Inc. ........................     5,847
   *+310    Smithfield Foods, Inc. ...........................     7,112
                                                                --------
                                                                  12,959
                                                                --------
            FOREST & PAPER PRODUCTS -- 0.2%
    *212    Stake Technolgy Ltd. .............................     1,497
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALL COMPANY HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
 HEALTH
 SERVICES -- 4.1%
   *+290    AmSurg Corp. .....................................  $  8,852
    *157    Curative Health Services, Inc. ...................     2,676
    *292    Odyssey HealthCare, Inc. .........................    10,805
    *641    Option Care, Inc. ................................     7,394
                                                                --------
                                                                  29,727
                                                                --------
            HOTELS & GAMING -- 0.8%
    *350    Wynn Resorts, Ltd. ...............................     6,187
                                                                --------
            INSURANCE -- 7.1%
    *109    Amerigroup Corp. .................................     4,041
    *273    Arch Capital Group Ltd. ..........................     9,469
      82    Brown & Brown, Inc. ..............................     2,675
  *1,370    HealthExtras, Inc. ...............................    10,712
     194    IPC Holdings Ltd. ................................     6,489
     300    Platinum Underwriters Holdings Ltd. ..............     8,137
    *232    ProAssurance Corp. ...............................     6,270
    *322    U.S.I. Holdings Corp. ............................     3,787
                                                                --------
                                                                  51,580
                                                                --------
            MACHINERY -- 0.7%
     149    Graco, Inc. ......................................     4,762
                                                                --------
            MEDIA & ENTERTAINMENT -- 5.2%
    *462    AMC Entertainment, Inc. ..........................     5,286
  *1,485    Charter Communications, Inc. .....................     5,895
    *427    Cumulus Media, Inc. ..............................     8,077
  *1,068    Hollywood Entertainment Corp. ....................    18,370
                                                                --------
                                                                  37,628
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 6.7%
    *216    Inamed Corp. .....................................    11,617
    *242    Orthofix International N.V. ......................     7,922
    *815    Osteotech, Inc. ..................................    11,078
   *+495    Therasense, Inc., ADR.............................     4,950
    *530    Thoratec Corp., ADR...............................     7,898
    *171    Zoll Medical Corp. ...............................     5,735
                                                                --------
                                                                  49,200
                                                                --------
            RESEARCH & TESTING FACILITIES -- 3.6%
   *+188    CV Therapeutics, Inc. ............................     5,586
    *591    Exelixis, Inc. ...................................     4,098
    *668    Quintiles Transnational Corp. ....................     9,478
   *+317    eResearch Technology, Inc. .......................     7,028
                                                                --------
                                                                  26,190
                                                                --------
            RETAIL -- 3.0%
   *+257    Blue Rhino Corp. .................................     3,079
    *392    Pacific Sunwear of California, Inc. ..............     9,439
    *102    Panera Bread Co. .................................     4,078
    *155    RARE Hospitality International, Inc. .............     5,055
                                                                --------
                                                                  21,651
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            RUBBER & PLASTICS PRODUCTS -- 1.6%
    *233    Jarden Corp. .....................................  $  6,443
    *126    Trex Co., Inc. ...................................     4,940
                                                                --------
                                                                  11,383
                                                                --------
            SOFTWARE & SERVICES -- 5.9%
    *190    Alliance Data Systems Corp. ......................     4,453
   *+274    CheckFree Corp. ..................................     7,640
    *207    Cognos, Inc. .....................................     5,601
    *202    Hyperion Solutions Corp. .........................     6,823
  *1,379    Red Hat, Inc. ....................................    10,443
    *257    SM&A..............................................     2,923
    *627    WebMethods, Inc. .................................     5,121
                                                                --------
                                                                  43,004
                                                                --------
            TRANSPORTATION -- 2.9%
     206    CNF Transportation, Inc. .........................     5,238
   *+135    JetBlue Airways Corp. ............................     5,694
    *475    Yellow Corp. .....................................    10,992
                                                                --------
                                                                  21,924
                                                                --------
            Total common stocks...............................  $699,640
                                                                ========
SHORT-TERM SECURITIES -- 14.2%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 7.7%
  55,923    Boston Global Investment Trust....................  $ 55,923
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 6.5%
 $47,716    Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 07/01/03....................................    47,716
                                                                --------
            Total short-term securities.......................  $103,639
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $630,113)......    95.9%  $699,640
Total short-term securities (cost
  $103,639)..............................    14.2    103,639
                                           ------   --------
Total investment in securities (total
  cost $733,752) -- including $53,157 of
  securities loaned (See Note 2(i))......   110.1    803,279
Cash, receivables and other assets.......     3.8     27,711
Payable for securities purchased.........    (6.2)   (45,722)
Securities lending collateral payable to
  brokers (See Note 2(i))................    (7.7)   (55,923)
Other liabilities........................    (0.0)       (42)
                                           ------   --------
Net assets...............................   100.0%  $729,303
                                           ======   ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  1,500,000 shares authorized; 62,676 shares
  outstanding..................................  $       63
Paid in capital................................   1,024,864
Accumulated net investment loss................      (1,417)
Accumulated net realized loss on investments...    (363,734)
Unrealized appreciation on investments.........      69,527
Unrealized appreciation on forward foreign
  currency contracts (See Note 2(g))@@@........          --
                                                 ----------
Net assets.....................................  $  729,303
                                                 ==========

Class IA
  Net asset value per share ($620,556 / 53,265 shares
    outstanding) (1,125,000 shares authorized)........  $11.65
                                                        ======
Class IB
  Net asset value per share ($108,747 / 9,411 shares
    outstanding) (375,000 shares authorized)..........  $11.56
                                                        ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
Canadian Dollars (Buy)           $19                $19            7/3/2003              $--
                                                                                         ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 96.7%
            AEROSPACE & DEFENSE -- 0.1%
     *15    Esterline Technologies Corp. .....................  $    265
                                                                --------
            APPAREL & TEXTILE -- 1.0%
      26    Albany International Corp. .......................       712
     *84    Steven Madden Ltd. ...............................     1,835
                                                                --------
                                                                   2,547
                                                                --------
            BANKS -- 5.0%
     +93    American Capital Strategies Ltd. .................     2,319
      42    Downey Financial Corp. ...........................     1,735
       1    FNB Corp. ........................................        45
      26    Financial Federal Corp. ..........................       632
      28    First Bancorp. Puerto Rico........................       763
      29    Hancock Holding Co. ..............................     1,346
      40    Hanmi Financial Corp. ............................       690
      82    NetBank, Inc. ....................................     1,078
       5    Old Second Bancorp., Inc. ........................       210
      15    People's Bancorp., Inc. ..........................       374
      36    People's Bank.....................................     1,044
       7    S&T Bancorp., Inc. ...............................       200
      30    Staten Island Bancorp., Inc. .....................       575
      11    Texas Regional Bancshares, Inc. ..................       397
     *20    WFS Financial, Inc. ..............................       670
      19    Whitney Holding Corp. ............................       611
                                                                --------
                                                                  12,689
                                                                --------
            BUSINESS SERVICES -- 7.4%
     *28    Advo, Inc. .......................................     1,230
    *238    Catalina Marketing Corp. .........................     4,197
     *69    Maximus, Inc. ....................................     1,906
     *21    Overture Services, Inc. ..........................       373
    *167    PRG-Schultz International, Inc. ..................       985
     *39    Resources Connection, Inc. .......................       935
    *243    Right Management Consultants......................     3,068
   *+574    UnitedGlobalCom, Inc., Class A....................     2,966
      47    Viad Corp. .......................................     1,052
     *85    Watson Wyatt & Co. Holdings.......................     1,961
                                                                --------
                                                                  18,673
                                                                --------
            CHEMICALS -- 1.0%
      64    Cambrex Corp. ....................................     1,476
      23    Minerals Technologies, Inc. ......................     1,095
                                                                --------
                                                                   2,571
                                                                --------
            COMMUNICATIONS -- 4.2%
    *142    Advanced Digital Information Corp. ...............     2,302
    *102    Advanced Digital Information Corp. ...............     1,731
    *+84    Foundry Networks, Inc. ...........................     1,205
    *224    General Communication.............................     1,942
     *49    Plantronics, Inc. ................................     1,051
    *112    Powerwave Technologies, Inc. .....................       701
     *96    Tekelec ADR.......................................     1,081
    *419    Visual Networks, Inc. ............................       574
                                                                --------
                                                                  10,587
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            COMPUTERS & OFFICE EQUIPMENT -- 2.2%
      39    Black Box Corp. ..................................  $  1,408
     *55    Emulex Corp. .....................................     1,241
    *273    Maxtor Corp. .....................................     2,049
     *72    Western Digital Corp. ............................       741
                                                                --------
                                                                   5,439
                                                                --------
            CONSTRUCTION -- 0.2%
      28    Granite Construction, Inc. .......................       540
                                                                --------
            CONSUMER DURABLES -- 1.7%
    *+66    Cabot Microelectronics Corp. .....................     3,351
    *+77    Genesis Microchip, Inc. ..........................     1,036
                                                                --------
                                                                   4,387
                                                                --------
            CONSUMER NON-DURABLES -- 2.7%
     133    Callaway Golf Co. ................................     1,756
     *81    Hain Celestial Group, Inc. .......................     1,302
    +183    Nautilus Group, Inc. .............................     2,267
     133    Nu Skin Enterprises, Inc. ........................     1,388
                                                                --------
                                                                   6,713
                                                                --------
            CONSUMER SERVICES -- 0.3%
     *46    Coinstar, Inc. ...................................       869
                                                                --------
            DRUGS -- 5.6%
    *141    Abgenix, Inc. ....................................     1,479
     *13    Alexion Pharmaceutical, Inc. .....................       215
    *229    Genzyme Molecular Oncology........................       539
   *+135    Guilford Pharmaceuticals, Inc. ...................       612
     *47    Ilex Oncology, Inc. ..............................       903
    *+42    Kos Pharmaceuticals, Inc. ........................       986
    *+83    NPS Pharmaceuticals, Inc. ........................     2,030
     *55    OSI Pharmaceuticals, Inc. ........................     1,778
     126    Perrigo Co. ......................................     1,971
    *121    SangStat Medical Corp. ...........................     1,589
    *142    Vertex Pharmaceuticals, Inc. .....................     2,075
                                                                --------
                                                                  14,177
                                                                --------
            EDUCATION -- 1.3%
    *112    ITT Educational Services, Inc. ...................     3,285
                                                                --------
            ELECTRICAL EQUIPMENT -- 2.9%
     *55    Fisher Scientific International...................     1,916
     *42    Flir Systems, Inc. ...............................     1,275
     *41    Molecular Devices Corp. ..........................       649
      28    Roper Industries, Inc. ...........................     1,056
     *67    Varian, Inc. .....................................     2,312
                                                                --------
                                                                   7,208
                                                                --------
            ELECTRONICS -- 7.6%
     *95    Actel Corp. ......................................     1,950
      44    Ametek, Inc. .....................................     1,627
     *34    Benchmark Electronics, Inc. ......................     1,040
      38    CTS Corp. ........................................       401
     *18    Cymer, Inc. ......................................       568
     *30    Dupont Photomasks, Inc. ..........................       567
    *167    ESS Technology....................................     1,629
     *71    Exar Corp. .......................................     1,119

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- (CONTINUED)
    *227    Fairchild Semiconductor International Corp., Class
              A...............................................  $  2,908
    *444    MRV Communications, Inc. .........................       892
    *247    Manufacturers' Services Ltd. .....................     1,199
      59    Methode Electronics, Inc. ........................       639
     *47    Moog, Inc. .......................................     1,637
     *35    Photronics, Inc. .................................       611
     *95    Rayovac Corp. ....................................     1,233
     *19    Silicon Laboratories, Inc. .......................       506
    *143    Silicon Storage Technology, Inc. .................       600
                                                                --------
                                                                  19,126
                                                                --------
            ENERGY & SERVICES -- 4.2%
      82    Cabot Oil & Gas Corp. ............................     2,253
     *54    Cal Dive International, Inc. .....................     1,182
     172    Chesapeake Energy Corp. ..........................     1,738
     *60    Forest Oil Corp. .................................     1,507
      57    Patina Oil & Gas Corp. ...........................     1,840
     *67    Southwestern Energy Co. ..........................       998
     *57    Unit Corp. .......................................     1,198
                                                                --------
                                                                  10,716
                                                                --------
            FINANCIAL SERVICES -- 0.9%
      *9    Affiliated Managers Group, Inc. ..................       561
     *92    Investment Technology Group, Inc. ................     1,708
                                                                --------
                                                                   2,269
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 1.6%
     *80    Constellation Brands, Inc. .......................     2,525
      66    Sensient Technologies Corp. ......................     1,505
                                                                --------
                                                                   4,030
                                                                --------
            FOREST & PAPER PRODUCTS -- 0.8%
      81    Longview Fibre Co. ...............................       664
      25    Schweitzer-Mauduit International, Inc. ...........       606
      64    Wausau-Mosinee Paper Corp. .......................       718
                                                                --------
                                                                   1,988
                                                                --------
            HEALTH SERVICES -- 0.9%
     *47    Coventry Health Care, Inc. .......................     2,146
                                                                --------
            INSURANCE -- 3.0%
     *64    Amerigroup Corp. .................................     2,385
    *148    Clark, Inc. ......................................     1,771
       2    Landamerica Financial Group, Inc. ................       114
     107    Reinsurance Group of America, Inc. ...............     3,422
                                                                --------
                                                                   7,692
                                                                --------
            MACHINERY -- 1.9%
      88    Engineered Support Systems, Inc. .................     3,670
      36    Graco, Inc. ......................................     1,158
                                                                --------
                                                                   4,828
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            MEDIA & ENTERTAINMENT -- 1.4%
     *58    Beasley Broadcast Group, Inc., ADR................  $    799
    *138    Hollywood Entertainment Corp. ....................     2,372
    *306    Hollywood Media Corp. ............................       398
                                                                --------
                                                                   3,569
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 5.8%
    *149    Armor Holdings, Inc. .............................     1,994
      10    Artisan Components, Inc. .........................       459
     *62    Conmed Corp. .....................................     1,130
    *315    Cytec Industries, Inc. ...........................     3,315
     *48    Intermagnetics General Corp. .....................       960
      24    Invacare Corp. ...................................       782
    *+26    Invision Technologies, Inc. ......................       656
     +42    PolyMedica Corp. .................................     1,928
     *54    Respironics, Inc. ................................     2,022
     *63    Viasys Healthcare, Inc. ..........................     1,296
                                                                --------
                                                                  14,542
                                                                --------
            METALS, MINERALS & MINING -- 1.0%
      54    Precision Castparts Corp. ........................     1,670
     *63    Shaw Group, Inc. (The)............................       759
                                                                --------
                                                                   2,429
                                                                --------
            REAL ESTATE INVESTMENT TRUST -- 2.1%
       3    Acadia Realty Trust...............................        27
      49    Arden Realty, Inc. ...............................     1,272
      63    Chelsea Property Group, Inc. .....................     2,519
      44    PS Business Parks, Inc. ..........................     1,560
                                                                --------
                                                                   5,378
                                                                --------
            RESEARCH & TESTING FACILITIES -- 6.4%
     *32    Advisory Board Co. (The)..........................     1,276
    *116    CV Therapeutics, Inc. ............................     3,426
    *254    Ciphergen Biosystems, Inc. .......................     2,600
    *208    Exelixis, Inc. ...................................     1,446
    *179    Gene Logic, Inc. .................................     1,069
    *168    Genzyme Corp. ....................................       333
    *504    Incyte Genomics, Inc. ............................     2,336
     *34    Kosan Biosciences, Inc. ..........................       200
     *45    Neurogen Corp. ...................................       204
    *112    Pharmacopeia, Inc. ...............................       922
     *94    Regeneron Pharmeceuticals, Inc. ..................     1,485
    *315    Sequenom, Inc. ...................................       855
                                                                --------
                                                                  16,152
                                                                --------
            RETAIL -- 5.6%
     *39    AFC Enterprises...................................       632
     *26    CEC Entertaining, Inc. ...........................       956
     *49    Chico's FAS, Inc. ................................     1,040
     *53    GameStop Corp. ...................................       680
     *21    Guitar Center, Inc. ..............................       609
     *42    Hot Topic, Inc. ..................................     1,136
     *56    J Jill Group, Inc. (The)..........................       940
    *121    Pacific Sunwear of California, Inc. ..............     2,911
     *33    RARE Hospitality International, Inc. .............     1,069
     *23    Sonic Corp. ......................................       593

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
    *131    Too, Inc. ........................................  $  2,651
    *101    Tweeter Home Entertainment Group, Inc. ...........       875
                                                                --------
                                                                  14,092
                                                                --------
            SOFTWARE & SERVICES -- 15.3%
    *195    Activision, Inc. .................................     2,525
    *365    Actuate Corp. ....................................     1,014
     *81    Acxiom Corp. .....................................     1,222
     *67    Anteon International Corp. .......................     1,856
     *80    CSG Systems International, Inc. ..................     1,130
     *41    Cognos, Inc. .....................................       999
    *248    Dendrite International, Inc. .....................     3,190
     *63    Electronics for Imaging, Inc. ....................     1,286
     *70    Embarcadero Technologies, Inc. ...................       490
     *85    Filenet Corp. ....................................     1,524
    *320    Gartner Group, Inc., Class A......................     2,423
     *19    Hyperion Solutions Corp. .........................       641
    *123    IDX Systems Corp. ................................     1,904
     *66    Intrado, Inc. ....................................     1,048
     *53    Kronos, Inc. /MA..................................     2,668
    *+64    Macromedia, Inc. .................................     1,336
     *60    Manhattan Associates, Inc. .......................     1,558
     *92    Mentor Graphics Corp. ............................     1,329
    *+17    NetFlix, Inc. ....................................       442
    *262    Radiant Systems, Inc. ............................     1,768
     *21    Take-Two Interactive Software, Inc., ADR..........       598
     *78    Transaction Systems Architects, Inc. .............       699
    *483    Trizetto Group....................................     2,919
   *+197    WebEx Communications, Inc. .......................     2,751
  *1,155    i2 Technologies, Inc. ............................     1,167
                                                                --------
                                                                  38,487
                                                                --------
            TRANSPORTATION -- 2.6%
     *95    EGL, Inc. ........................................     1,433
     +15    Polaris Industries, Inc. .........................       927
     *17    SCS Transportation, Inc. .........................       217
      32    USF Corp. ........................................       871
      48    Werner Enterprises, Inc. .........................     1,010
     *89    Yellow Corp. .....................................     2,058
                                                                --------
                                                                   6,516
                                                                --------
            Total common stocks...............................  $243,910
                                                                ========
SHORT-TERM SECURITIES -- 13.7%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 9.6%
 +12,476    Evergreen Institutional Money Market Fund.........  $ 12,476
 +11,851    Evergreen Prime Cash Management Money Market
              Fund............................................    11,851
                                                                --------
                                                                  24,327
                                                                --------
PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            REPURCHASE AGREEMENT -- 3.7%
 $ 9,263    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 07/01/03..............................  $  9,263
                                                                --------
            U.S. TREASURY BILLS -- 0.4%
     900    1.03% due 07/10/03................................       900
                                                                --------
            Total short-term securities.......................  $ 34,490
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $238,358).........   96.7%  $243,910
Total short-term securities (cost
  $34,490)..................................   13.7     34,490
                                              -----   --------
Total investment in securities
  (total cost $272,848) -- including $24,325
  of securities loaned (See Note 2(i))......  110.4    278,400
Cash, receivables and other assets..........    1.6      4,222
Payable for securities purchased............   (2.3)    (5,907)
Payable for Fund shares redeeemed...........   (0.0)       (94)
Securities lending collateral payable to
  brokers (See Note 2(i))...................   (9.7)   (24,327)
Other liabilities...........................   (0.0)       (23)
                                              -----   --------
Net assets..................................  100.0%  $252,271
                                              =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value $0.001 per share; 700,000
  shares authorized; 18,383 shares outstanding....   $      18
Paid in capital...................................     356,117
Accumulated net investment income.................         142
Accumulated net realized loss on investments......    (109,540)
Unrealized appreciation on investments............       5,552
Unrealized depreciation on futures contracts ++...         (18)
                                                     ---------
Net assets........................................   $ 252,271
                                                     =========

Class IA
  Net asset value per share ( $224,882 / 16,390
    shares outstanding) (500,000 shares
    authorized)...................................  $13.72
                                                    ======
Class IB
  Net asset value per share ($27,389 / 1,993
    shares outstanding) (200,000 shares
    authorized)...................................  $13.74
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

   ++  The Fund had 30 Russell 2000 September 2003 Futures contracts open as of
       June 30, 2003. These contracts had a value of $6,726 as of June 30, 2003 and were collateralized by various U.S. Treasury Bills with a market value of $900.

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 99.0%
            BANKS -- 10.9%
   1,344    American Express Co. .............................  $   56,209
   2,098    Bank One Corp. ...................................      77,992
   1,269    Bank of America Corp. ............................     100,281
   4,808    Citigroup, Inc. ..................................     205,791
     446    Federal National Mortgage Association.............      30,092
   1,089    KeyCorp. .........................................      27,522
   1,836    State Street Corp. ...............................      72,331
   1,457    U.S. Bancorp......................................      35,687
     516    Wachovia Corp. ...................................      20,631
                                                                ----------
                                                                   626,536
                                                                ----------
            BUSINESS SERVICES -- 1.1%
  *3,620    Accenture Ltd. ...................................      65,480
                                                                ----------
            CHEMICALS -- 1.8%
   1,868    Dow Chemical Co. (The)............................      57,821
   1,041    du Pont (E.I.) de Nemours & Co. ..................      43,326
                                                                ----------
                                                                   101,147
                                                                ----------
            COMMUNICATIONS -- 1.3%
   1,118    SBC Communications, Inc. .........................      28,555
   1,211    Verizon Communications, Inc. .....................      47,773
                                                                ----------
                                                                    76,328
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 6.3%
  *5,942    Cisco Systems, Inc. ..............................      99,179
   5,427    Hewlett-Packard Co. ..............................     115,596
   1,798    International Business Machines Corp. ............     148,343
                                                                ----------
                                                                   363,118
                                                                ----------
            CONSTRUCTION -- 0.3%
     833    Halliburton Co. ..................................      19,168
                                                                ----------
            CONSUMER NON-DURABLES -- 3.5%
     465    Cardinal Health, Inc. ............................      29,925
   2,371    Gillette Co. (The)................................      75,537
     588    Procter & Gamble Co. (The)........................      52,402
  *2,001    Safeway, Inc. ....................................      40,940
                                                                ----------
                                                                   198,804
                                                                ----------
            DRUGS -- 13.8%
   2,159    Abbott Laboratories...............................      94,473
    *974    Amgen, Inc. ......................................      64,679
   1,851    Eli Lilly & Co. ..................................     127,684
    *943    Genzyme Corp. ....................................      39,417
    *469    IDEC Pharmaceuticals Corp. .......................      15,956
     947    Merck & Co., Inc. ................................      57,359
   7,392    Pfizer, Inc. .....................................     252,429
   2,977    Schering-Plough Corp. ............................      55,368
   1,901    Wyeth.............................................      86,577
                                                                ----------
                                                                   793,942
                                                                ----------
            ELECTRONICS -- 6.8%
   8,184    General Electric Co. .............................     234,714
   7,636    Intel Corp. ......................................     158,713
                                                                ----------
                                                                   393,427
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            ENERGY & SERVICES -- 5.6%
     970    ChevronTexaco Corp. ..............................  $   70,042
   5,384    Exxon Mobil Corp. ................................     193,343
   1,244    Schlumberger Ltd. ................................      59,168
                                                                ----------
                                                                   322,553
                                                                ----------
            FINANCIAL SERVICES -- 2.8%
     948    Franklin Resources, Inc. .........................      37,046
   1,647    Merrill Lynch & Co., Inc. ........................      76,873
   1,086    Morgan Stanley Dean Witter & Co. .................      46,444
                                                                ----------
                                                                   160,363
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 5.4%
   2,784    Coca-Cola Co. (The)...............................     129,224
   1,421    General Mills, Inc. ..............................      67,360
     555    Pepsi Bottling Group, Inc. (The)..................      11,111
   2,285    PepsiCo., Inc. ...................................     101,687
                                                                ----------
                                                                   309,382
                                                                ----------
            FOREST & PAPER PRODUCTS -- 2.2%
   1,535    International Paper Co. ..........................      54,842
     876    Kimberly-Clark Corp. .............................      45,680
     486    Weyerhaeuser Co. .................................      26,260
                                                                ----------
                                                                   126,782
                                                                ----------
            HEALTH SERVICES -- 0.8%
   1,474    HCA, Inc. ........................................      47,217
                                                                ----------
            HOTELS & GAMING -- 0.3%
     443    Marriott International, Inc., Class A.............      17,024
                                                                ----------
            INSURANCE -- 4.4%
   2,658    American International Group, Inc. ...............     146,657
   1,504    Marsh & McLennan Cos., Inc. ......................      76,784
   1,877    Travelers Property Casualty Corp., Class B........      29,605
                                                                ----------
                                                                   253,046
                                                                ----------
            MACHINERY -- 2.0%
   1,043    Caterpillar, Inc. ................................      58,026
     831    United Technologies Corp. ........................      58,853
                                                                ----------
                                                                   116,879
                                                                ----------
            MEDIA & ENTERTAINMENT -- 3.1%
  *2,252    Comcast Corp., Class A............................      67,962
     364    Gannett Co., Inc. ................................      27,943
  *5,997    Liberty Media Corp., Class A......................      69,328
    *128    Viacom, Inc., Class B.............................       5,567
    *284    Walt Disney Co. (The).............................       5,609
                                                                ----------
                                                                   176,409
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.2%
    +250    Aventis S.A., ADR.................................      13,659
  *1,568    Baxter International, Inc. .......................      40,773
     332    Johnson & Johnson.................................      17,185
                                                                ----------
                                                                    71,617
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
 METALS,
 MINERALS
 &
 MINING -- 3.4%
   2,829    Alcoa, Inc. ......................................  $   72,145
     831    Illinois Tool Works, Inc. ........................      54,741
     716    Lockheed Martin Corp. ............................      34,046
   1,438    Masco Corp. ......................................      34,306
                                                                ----------
                                                                   195,238
                                                                ----------
            RETAIL -- 5.9%
   1,276    CVS Corp. ........................................      35,752
  *2,177    Costco Wholesale Corp. ...........................      79,682
   2,601    Gap, Inc. (The)...................................      48,799
   3,373    Home Depot, Inc. (The)............................     111,724
    *308    Kohl's Corp. .....................................      15,810
   1,248    Target Corp. .....................................      47,209
                                                                ----------
                                                                   338,976
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 1.0%
  +1,082    NIKE, Inc., Class B...............................      57,855
                                                                ----------
            SOFTWARE & SERVICES -- 10.5%
 *10,434    AOL Time Warner, Inc. ............................     167,886
   1,531    Automatic Data Processing, Inc. ..................      51,850
  *1,442    Computer Sciences Corp. ..........................      54,984
     693    First Data Corp. .................................      28,734
   9,570    Microsoft Corp. ..................................     245,093
  *2,097    Oracle Corp. .....................................      25,207
   1,048    SAP AG, ADR.......................................      30,620
                                                                ----------
                                                                   604,374
                                                                ----------
            TRANSPORTATION -- 3.8%
     848    CSX Corp. ........................................      25,513
     907    FedEx Corp. ......................................      56,280
 *+1,330    HSBC Holdings PLC, ADR............................      78,598
     701    Northrop Grumman Corp. ...........................      60,512
                                                                ----------
                                                                   220,903
                                                                ----------
            UTILITIES -- 0.8%
  *1,594    Waste Management, Inc. ...........................      38,390
                                                                ----------
            Total common stocks...............................  $5,694,958
                                                                ==========
SHORT-TERM SECURITIES -- 2.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 1.1%
  61,666    Boston Global Investment Trust....................  $   61,666
                                                                ----------
PRINCIPAL                                                        MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
            REPURCHASE AGREEMENT -- 0.9%
 $52,087    Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 07/01/03....................................  $   52,087
                                                                ----------
            Total short-term securities.......................  $  113,753
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $6,091,111)..........................    99.0%  $5,694,958
Total short-term securities (cost
  $113,753)............................     2.0      113,753
                                         ------   ----------
Total investment in securities (total
  cost $6,204,864 -- including $59,681
  of securities loaned (See Note
  2(i))................................   101.0    5,808,711
Cash, receivables and other assets.....     0.1        7,286
Payable for Fund shares redeemed.......    (0.0)      (1,427)
Securities lending collateral payable
  to brokers (See Note 2(i))...........    (1.1)     (61,666)
Payable for accounting services........    (0.0)          (3)
Other liabilities......................    (0.0)        (293)
                                         ------   ----------
Net assets.............................   100.0%  $5,752,608
                                         ======   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  4,000,000 shares authorized; 147,782 shares
  outstanding.................................   $      148
Paid in capital...............................    7,032,456
Accumulated net investment income.............       33,156
Accumulated net realized loss on
  investments.................................     (916,999)
Unrealized depreciation on investments........     (396,153)
                                                 ----------
Net assets....................................   $5,752,608
                                                 ==========

Class IA Net asset value per share ($5,346,674 /
  137,334 shares outstanding) (3,000,000 shares
  authorized)....................................   $38.93
                                                    ======
Class IB Net asset value per share ($405,934 /
  10,448 shares outstanding) (1,000,000 shares
  authorized)....................................   $38.85
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%
$  3,500    Federal Home Loan Mortgage Association, Series
              2439, Class LB (Aaa Moodys)
              5.50% due 01/15/15..............................  $  3,506
   3,000    Federal Home Loan Mortgage Association, Series
              2442, Class PB (Aaa Moodys)
              5.50% due 09/15/19..............................     3,010
                                                                --------
            Total collateralized mortgage obligations.........  $  6,516
                                                                ========
CORPORATE NOTES -- 17.4%
            BANKS -- 15.9%
  20,000    Federal Home Loan Bank (Aaa Moodys)
              2.24% due 11/07/05..............................  $ 20,084
  29,600    Federal Home Loan Bank (Aaa Moodys)
              3.00% due 05/28/08..............................    29,904
  23,895    Federal Home Loan Bank (Aaa Moodys) 5.38% due
              02/15/06........................................    26,116
 +10,000    Federal Home Loan Bank (Aaa Moodys) 5.75% due
              05/15/12........................................    11,488
  14,000    Federal Home Loan Bank (Aaa Moodys) 5.80% due
              09/02/08........................................    16,102
  20,000    Federal Home Loan Mortgage Association (Aaa
              Moodys)
              4.50% due 07/23/07..............................    20,650
  10,000    Federal Home Loan Mortgage Association (Aaa
              Moodys)
              5.13% due 07/15/12..............................    11,032
   5,600    Federal National Mortgage Association (Aaa Moodys)
              3.13% due 08/15/05..............................     5,614
                                                                --------
                                                                 140,990
                                                                --------
            U.S. GOVERNMENT AGENCIES -- 1.5%
  11,750    Tennessee Valley Authority (Aa1 Moodys) 5.38% due
              11/13/08........................................    13,230
                                                                --------
            Total corporate notes.............................  $154,220
                                                                ========
U.S. TREASURIES & FEDERAL AGENCIES -- 79.4%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 13.0%
  40,000    5.00% due 08/01/32 -- 07/01/33....................  $ 40,589
  33,000    5.50% due 07/01/33................................    34,042
  18,000    6.00% due 10/01/21 -- 04/01/33....................    18,674
  21,255    6.50% due 04/01/28 -- 06/01/32....................    22,119
     180    7.00% due 09/01/29 -- 02/01/31....................       189
                                                                --------
                                                                 115,613
                                                                --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 31.1%
  18,000    5.00% due 07/01/33................................    18,287
 132,113    5.50% due 08/01/15 -- 04/01/33....................   136,605
   1,611    5.89% due 12/01/08................................     1,805
   6,626    5.95% due 01/01/09................................     7,458
  87,161    6.00% due 09/01/13 -- 01/01/33....................    90,598
     948    6.01% due 02/01/09................................     1,071
   1,814    6.20% due 01/01/06................................     1,960
     729    6.36% due 04/01/08................................       827

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            FEDERAL NATIONAL MORTGAGE
            ASSOCIATION -- (CONTINUED)
$ 12,440    6.50% due 05/01/13 -- 11/01/32....................  $ 13,000
   2,428    6.52% due 01/01/08................................     2,760
   1,230    6.63% due 10/01/05................................     1,328
     444    7.50% due 06/01/23................................       475
      36    8.50% due 04/01/17................................        39
      18    9.00% due 08/01/20 -- 09/01/21....................        21
     118    9.75% due 07/01/20................................       132
                                                                --------
                                                                 276,366
                                                                --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 10.9%
  61,681    6.00% due 01/15/33 -- 03/15/33....................    64,702
  16,838    6.50% due 08/15/31 -- 05/15/32....................    17,681
  13,147    7.00% due 06/20/30 -- 09/15/32....................    13,882
     854    7.50% due 07/15/27................................       909
      51    9.50% due 12/15/18 -- 12/15/20....................        57
                                                                --------
                                                                  97,231
                                                                --------
            U.S. TREASURY BONDS -- 21.5%
 + 5,000    3.25% due 08/15/07................................     5,218
 +13,000    3.875% due 02/15/13...............................    13,377
  54,690    6.00% due 08/15/09................................    64,511
 +46,400    6.50% due 02/15/10................................    56,291
  32,300    7.25% due 05/15/16................................    42,956
   4,200    7.50% due 11/15/16................................     5,701
   2,000    10.375% due 11/15/12..............................     2,664
                                                                --------
                                                                 190,718
                                                                --------
            U.S. INFLATION-INDEXED SECURITIES -- 2.9%
  22,490    3.00% due 07/15/12................................    24,785
                                                                --------
            Total U.S. treasuries & federal agencies..........  $704,713
                                                                ========
 SHARES
---------
SHORT-TERM SECURITIES -- 41.4%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 9.1%
  80,476    Boston Global Investment Trust....................  $ 80,476
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 12.6%
$ 69,956    Joint Repurchase Agreement (See Note 2(d)) 1.05%
              due 07/01/03....................................    69,956
  42,096    Joint Repurchase Agreement (See Note 2(d)) 1.08%
              due 07/01/03....................................    42,096
                                                                --------
                                                                 112,052
                                                                --------
            U.S. TREASURY BILLS -- 19.7%
 175,000    1.225% due 07/17/03...............................   174,931
                                                                --------
            Total short-term securities.......................  $367,459
                                                                ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                        MARKET
                                                        VALUE
                                                      ----------
DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations
  (cost $6,518)............................     7.0%  $    6,516
Total corporate notes (cost $148,542)......    17.4      154,220
Total US treasuries & federal agencies
  (cost $695,495)..........................    79.4      704,713
Total short-term securities (cost
  $367,459)................................    41.4      367,459
                                             ------   ----------
Total investment in securities
  (total cost $1,218,014) -- including
  $78,771 of securities loaned (See Note
  2(i))....................................   138.9    1,232,908
Cash, receivables and other assets.........     1.3       11,929
Payable for securities purchased...........   (31.1)    (276,310)
Securities lending collateral payable to
  brokers (See Note 2(i))..................    (9.1)     (80,476)
Other liabilities..........................    (0.0)          (5)
                                             ------   ----------
Net assets.................................   100.0%  $  888,046
                                             ======   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 700,000
  shares authorized; 77,059 shares outstanding.....   $     77
Paid in capital....................................    851,536
Accumulated net investment income..................     11,302
Accumulated net realized gain on investments.......     10,237
Unrealized appreciation on investments.............     14,894
                                                      --------
Net assets.........................................   $888,046
                                                      ========

Class IA
  Net asset value per share ($664,602 / 57,637
    shares outstanding) (500,000 shares
    authorized)...................................  $11.53
                                                    ======
Class IB
  Net asset value per share ($223,444 / 19,422
    shares outstanding) (200,000 shares
    authorized)...................................  $11.50
                                                    ======

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 98.9%
            BANKS -- 21.5%
     33     Bank One Corp. ...................................  $  1,208
     66     Bank of America Corp. ............................     5,192
    175     Citigroup, Inc. ..................................     7,469
     33     Federal National Mortgage Association.............     2,246
    129     National City Corp. ..............................     4,207
     27     PNC Financial Services Group......................     1,313
    142     Washington Mutual, Inc. ..........................     5,881
    109     Wells Fargo Co. ..................................     5,514
                                                                --------
                                                                  33,030
                                                                --------
            CHEMICALS -- 1.8%
     65     du Pont (E.I.) de Nemours & Co. ..................     2,707
                                                                --------
            COMMUNICATIONS -- 11.1%
     73     AT&T Corp. .......................................     1,411
    142     BellSouth Corp. ..................................     3,784
    145     Nokia Corp., ADR..................................     2,376
    195     SBC Communications, Inc. .........................     4,987
    113     Verizon Communications, Inc. .....................     4,454
                                                                --------
                                                                  17,012
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 1.7%
    121     Hewlett-Packard Co. ..............................     2,574
                                                                --------
            CONSUMER NON-DURABLES -- 1.5%
    119     Tyco International Ltd. ..........................     2,259
                                                                --------
            DRUGS -- 2.7%
    110     Pfizer, Inc. .....................................     3,760
     17     Schering-Plough Corp. ............................       307
                                                                --------
                                                                   4,067
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.5%
   *135     Teradyne, Inc., ADR...............................     2,328
                                                                --------
            ELECTRONICS -- 3.6%
     56     Emerson Electric Co. .............................     2,851
    125     Intel Corp. ......................................     2,604
                                                                --------
                                                                   5,455
                                                                --------
            ENERGY & SERVICES -- 11.7%
     69     Ashland, Inc. ....................................     2,102
     53     ChevronTexaco Corp. ..............................     3,827
    198     Exxon Mobil Corp. ................................     7,114
     87     GlobalSantaFe Corp. ..............................     2,033
     73     Shell Transport & Trading Co., PLC, ADR...........     2,893
                                                                --------
                                                                  17,969
                                                                --------
            FINANCIAL SERVICES -- 2.2%
     33     Goldman Sachs Group, Inc. (The)...................     2,755
     16     Morgan Stanley Dean Witter & Co. .................       671
                                                                --------
                                                                   3,426
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 3.5%
     65     Kellogg Co. ......................................     2,237
     72     PepsiCo., Inc. ...................................     3,204
                                                                --------
                                                                   5,441
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            FOREST & PAPER PRODUCTS -- 2.7%
     24     Kimberly-Clark Corp. .............................  $  1,231
     54     Weyerhaeuser Co. .................................     2,932
                                                                --------
                                                                   4,163
                                                                --------
            INSURANCE -- 7.1%
     50     Ace Ltd. .........................................     1,711
     37     CIGNA Corp. ......................................     1,746
     27     Chubb Corp. (The).................................     1,632
     23     Marsh & McLennan Cos., Inc. ......................     1,180
     88     St. Paul Cos., Inc. (The).........................     3,206
    *28     StanCorp. Financial Group, Inc. ..................     1,462
                                                                --------
                                                                  10,937
                                                                --------
            MACHINERY -- 2.7%
   *121     Applied Materials, Inc. ..........................     1,925
     40     Caterpillar, Inc. ................................     2,243
                                                                --------
                                                                   4,168
                                                                --------
            MEDIA & ENTERTAINMENT -- 1.7%
    *89     Comcast Corp. ....................................     2,577
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.9%
     31     Bard (C.R.), Inc. ................................     2,182
     55     Beckman Coulter, Inc. ............................     2,219
                                                                --------
                                                                   4,401
                                                                --------
            METALS, MINERALS & MINING -- 3.1%
     67     Alcoa, Inc. ......................................     1,711
     24     Illinois Tool Works, Inc. ........................     1,574
     29     Nucor Corp. ......................................     1,407
                                                                --------
                                                                   4,692
                                                                --------
            RETAIL -- 4.1%
    *78     AutoNation, Inc. .................................     1,225
     74     CVS Corp. ........................................     2,085
     91     Dollar General Corp. .............................     1,665
    *60     McDonald's Corp. .................................     1,313
                                                                --------
                                                                   6,288
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 0.9%
     26     NIKE, Inc., Class B...............................     1,407
                                                                --------
            SOFTWARE & SERVICES -- 1.7%
   *167     AOL Time Warner, Inc. ............................     2,682
                                                                --------
            TRANSPORTATION -- 1.8%
     36     CSX Corp. ........................................     1,092
     96     Southwest Airlines Co. ...........................     1,655
                                                                --------
                                                                   2,747
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
 UTILITIES -- 7.4%
     35     Dominion Resources, Inc. .........................  $  2,243
     52     Exelon Corp. .....................................     3,104
     58     National Fuel Gas Co. ............................     1,503
     18     PPL Corp. ........................................       757
     13     Progress Energy, Inc. ............................       588
    *67     Republic Services, Inc. ..........................     1,528
     45     Scana Corp. ......................................     1,549
                                                                --------
                                                                  11,272
                                                                --------
            Total common stocks...............................  $151,602
                                                                ========
PRINCIPAL
AMOUNT
---------
SHORT-TERM SECURITIES -- 2.2%
            REPURCHASE AGREEMENT -- 2.2%
 $3,335     Joint Repurchase Agreement (See Note 2(d))
              1.10% due 07/01/03..............................  $  3,335
                                                                --------
            Total short-term securities.......................  $  3,335
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $147,300)......    98.9%  $151,602
Total short-term securities (cost
  $3,335)................................     2.2      3,335
                                           ------   --------
Total investment in securities (total
  cost $150,635).........................   101.1    154,937
Cash, receivables and other assets.......     0.5        740
Payable for securities purchased.........    (1.6)    (2,401)
                                           ------   --------
Net assets...............................   100.0%  $153,276
                                           ======   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  800,000 shares authorized; 18,090 shares
  outstanding..................................   $     18
Paid in capital................................    161,679
Accumulated net investment income..............        884
Accumulated net realized loss on investments...    (13,607)
Unrealized appreciation on investments.........      4,302
                                                  --------
Net assets.....................................   $153,276
                                                  ========

Class IA Net asset value per share ($91,700 /
  10,811 shares outstanding) (600,000 shares
  authorized).....................................   $8.48
                                                     =====
Class IB Net asset value per share ($61,576 /
  7,279 shares outstanding) (200,000 shares
  authorized).....................................   $8.46
                                                     =====

    *  Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 97.7%
            APPAREL & TEXTILE -- 1.0%
     *42    Jones Apparel Group, Inc. ........................  $  1,235
                                                                --------
            BANKS -- 16.3%
      90    CIT Group, Inc. ..................................     2,226
     132    Citigroup, Inc. ..................................     5,637
      36    Federal Home Loan Mortgage Association............     1,802
      76    Federal National Mortgage Association.............     5,125
     126    Hibernia Corp., Class A...........................     2,290
      55    UnionBanCal Corp. ................................     2,292
                                                                --------
                                                                  19,372
                                                                --------
            BUSINESS SERVICES -- 2.2%
     *72    BearingPoint, Inc. ...............................       698
      *9    Rent-A-Center, Inc. ..............................       660
   *+235    UnitedGlobalCom, Inc., Class A....................     1,214
                                                                --------
                                                                   2,572
                                                                --------
            CHEMICALS -- 2.0%
      18    Avery Dennison Corp. .............................       919
     219    IMC Global, Inc. .................................     1,470
                                                                --------
                                                                   2,389
                                                                --------
            COMMUNICATIONS -- 1.0%
      34    AT&T Corp. .......................................       651
   *+224    McLeodUSA, Inc. ..................................       338
       7    SBC Communications, Inc. .........................       184
                                                                --------
                                                                   1,173
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 0.7%
      10    International Business Machines Corp. ............       850
                                                                --------
            CONSTRUCTION -- 2.4%
     *10    Beazer Homes USA, Inc. ...........................       802
      20    MDC Holdings, Inc. ...............................       968
     *38    Toll Brothers, Inc. ..............................     1,079
                                                                --------
                                                                   2,849
                                                                --------
            CONSUMER DURABLES -- 1.0%
     *80    Arrow Electronics, Inc. ..........................     1,212
                                                                --------
            CONSUMER NON-DURABLES -- 4.0%
     252    Tyco International Ltd. ..........................     4,787
                                                                --------
            DRUGS -- 2.0%
      29    Pfizer, Inc. .....................................       990
      30    Wyeth.............................................     1,367
                                                                --------
                                                                   2,357
                                                                --------
            ELECTRICAL EQUIPMENT -- 1.4%
     *96    Teradyne, Inc., ADR...............................     1,665
                                                                --------
            ELECTRONICS -- 2.6%
     *60    Fairchild Semiconductor International Corp., Class
              A...............................................       762
     *50    Flextronics International Ltd. ...................       520
      50    Texas Instruments, Inc. ..........................       884
     *71    Vishay Intertechnology, Inc. .....................       938
                                                                --------
                                                                   3,104
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ENERGY & SERVICES -- 7.3%
      49    Devon Energy Corp. ...............................  $  2,611
      30    EnCana Corp. .....................................     1,159
      66    GlobalSantaFe Corp. ..............................     1,543
      18    IHC Caland N.V. ..................................       930
      25    Petroleo Brasileiro S.A., ADR.....................       502
      42    Royal Dutch Petroleum Co., NY Shares..............     1,958
                                                                --------
                                                                   8,703
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 1.2%
     *44    Constellation Brands, Inc. .......................     1,394
                                                                --------
            FOREST & PAPER PRODUCTS -- 2.5%
     286    Abitibi-Consolidated, Inc. .......................     1,833
     *91    Smurfit-Stone Container Corp. ....................     1,182
                                                                --------
                                                                   3,015
                                                                --------
            HEALTH SERVICES -- 3.0%
      56    HCA, Inc. ........................................     1,797
     *70    Triad Hospitals, Inc. ............................     1,747
                                                                --------
                                                                   3,544
                                                                --------
            INSURANCE -- 13.6%
      55    Ace Ltd. .........................................     1,879
      14    CIGNA Corp. ......................................       634
     *46    Health Net, Inc. .................................     1,529
      23    MBIA, Inc. .......................................     1,131
     *76    Oxford Health Plans, Inc. ........................     3,194
      50    Platinum Underwriters Holdings Ltd. ..............     1,357
     100    RenaissanceRe Holdings Ltd. ......................     4,543
      19    St. Paul Cos., Inc. (The).........................       705
       6    Travelers Property Casualty Corp., Class A........        96
      67    Travelers Property Casualty Corp., Class B........     1,064
                                                                --------
                                                                  16,132
                                                                --------
            MACHINERY -- 2.9%
    *243    Axcelis Technologies, Inc. .......................     1,488
     *97    Flowserve Corp. ..................................     1,904
                                                                --------
                                                                   3,392
                                                                --------
            MEDIA & ENTERTAINMENT -- 5.2%
      47    Blockbuster, Inc., Class A........................       792
     *12    COX Communications, Inc. .........................       370
    *173    Comcast Corp. ....................................     4,990
                                                                --------
                                                                   6,152
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.6%
     +57    Aventis S.A., ADR.................................     3,118
                                                                --------
            METALS, MINERALS & MINING -- 3.5%
     134    Alcoa, Inc. ......................................     3,427
      31    Engelhard Corp. ..................................       775
                                                                --------
                                                                   4,202
                                                                --------
            RETAIL -- 9.3%
      *7    CEC Entertaining, Inc. ...........................       259
     *22    Dick's Sporting Goods, Inc. ......................       803
     111    Foot Locker, Inc. ................................     1,464
    *123    Kroger Co. (The)..................................     2,045

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
      61    Pier 1 Imports, Inc. .............................  $  1,234
      49    Ross Stores, Inc. ................................     2,073
     168    TJX Cos., Inc. (The)..............................     3,166
                                                                --------
                                                                  11,044
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 2.6%
      78    Compagnie Generale des Etablissements Michelin,
              Class B.........................................     3,061
                                                                --------
            SOFTWARE & SERVICES -- 2.8%
    *197    AOL Time Warner, Inc. ............................     3,165
                                                                --------
            TRANSPORTATION -- 2.7%
     246    Bombardier, Inc. .................................       827
     *70    Continental Airlines, Inc., Class B...............     1,048
     *83    ExpressJet Holdings, Inc. ........................     1,249
                                                                --------
                                                                   3,124
                                                                --------
            UTILITIES -- 1.9%
      23    FirstEnergy Corp. ................................       877
      11    PPL Corp. ........................................       452
      18    Progress Energy, Inc. ............................       795
                                                                --------
                                                                   2,124
                                                                --------
            Total common stocks...............................  $115,735
                                                                ========
SHORT-TERM SECURITIES -- 6.8%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 4.2%
   4,977    Boston Global Investment Trust....................  $  4,977
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 2.6%
$  3,100    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 07/01/03..............................     3,100
                                                                --------
            Total short-term securities.......................  $  8,077
                                                                ========

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $112,836).....    97.7%  $115,735
Total short-term securities (cost
  $8,077)...............................     6.8      8,077
                                          ------   --------
Total investment in securities
  (total cost $120,913) -- including
  $4,667 of securities loaned (See Note
  2(i)).................................   104.5    123,812
Cash, receivables and other assets......     0.4        425
Payable for securities purchased........    (0.5)      (610)
Payable for Fund shares redeemed........    (0.1)      (130)
Securities lending collateral payable to
  brokers (See Note 2(i))...............    (4.3)    (4,977)
Other liabilities.......................    (0.0)        (1)
                                          ------   --------
Net Assets..............................   100.0%  $118,519
                                          ======   ========
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  700,000 shares authorized; 9,488 shares
  outstanding...................................   $      9
Paid in capital.................................    134,305
Accumulated net investment income...............        361
Accumulated net realized loss on investments....    (19,055)
Unrealized appreciation on investments..........      2,899
                                                   --------
Net assets......................................   $118,519
                                                   ========

Class IA
  Net asset value per share ($105,069 / 8,409
    shares outstanding) (500,000 shares
    authorized)...................................  $12.49
                                                    ======
Class IB
  Net asset value per share ($13,450 / 1,079
    shares outstanding) (200,000 shares
    authorized)...................................  $12.46
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------


                                                              HARTFORD          HARTFORD
                                                              ADVISERS            BOND
                                                              HLS FUND          HLS FUND
                                                              ---------         --------
INVESTMENT INCOME:
  Dividends.................................................  $ 54,779          $    100
  Interest..................................................    86,307            62,338
  Securities lending........................................       418               498
  Miscellaneous.............................................        --                --
  Less: Foreign tax withheld................................       (33)               --
                                                              ---------         --------
    Total investment income (loss)..........................   141,471            62,936
                                                              ---------         --------
EXPENSES:
  Investment advisory fees..................................    21,318             3,714
  Administrative services fees..............................     9,828             2,798
  Accounting services.......................................       983               280
  Board of Directors fees...................................        53                14
  Custodian fees, gross.....................................        35                29
  Distribution Fees -- Class IB.............................       957               607
  Other expenses............................................       755               196
                                                              ---------         --------
    Total expenses (before offsets).........................    33,929             7,638
  Custodian fees offset.....................................        --                (7)
                                                              ---------         --------
    Total expenses net......................................    33,929             7,631
                                                              ---------         --------
  Net investment income (loss)..............................   107,542            55,305
                                                              ---------         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................  (319,749)          117,469
  Net realized gain (loss) on futures contracts.............        --                --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................        --               292
  Net realized gain (loss) on foreign currency
    transactions............................................        23              (520)
  Net realized gain (loss) on option contracts..............        --                --
  Net unrealized appreciation (depreciation) on
    securities..............................................   965,107            (2,120)
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................        --                --
  Net unrealized appreciation (depreciation) on forward
    foreign bonds...........................................        --                --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................        --             1,463
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...        --              (566)
                                                              ---------         --------
  Net realized and unrealized gain (loss) on investments....   645,381           116,018
                                                              ---------         --------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $752,923          $171,323
                                                              =========         ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD       HARTFORD                                     HARTFORD           HARTFORD
      CAPITAL      DIVIDEND AND   HARTFORD      HARTFORD           GLOBAL             GLOBAL           HARTFORD         HARTFORD
    APPRECIATION      GROWTH       FOCUS     GLOBAL ADVISERS   COMMUNICATIONS   FINANCIAL SERVICES   GLOBAL HEALTH   GLOBAL LEADERS
      HLS FUND       HLS FUND     HLS FUND      HLS FUND          HLS FUND           HLS FUND          HLS FUND         HLS FUND
    ------------   ------------   --------   ---------------   --------------   ------------------   -------------   --------------
     $   44,580     $  39,210     $   380        $ 1,771           $   88             $  398            $ 1,464         $ 6,079
         13,997         1,036          14          2,042               35                  5                 37             127
            351           172          --             53                4                  9                 40             189
             --            --          --             --               --                 --                 --              --
         (1,131)         (550)         --           (135)              (7)               (29)               (76)           (452)
     ----------     ---------     -------        -------           ------             ------            -------         -------
         57,797        39,868         394          3,731              120                383              1,465           5,943
     ----------     ---------     -------        -------           ------             ------            -------         -------
         15,078         7,314         186            818               39                 76                749           1,643
          6,892         3,238          57            288               12                 23                231             614
            689           324           6             29                1                  2                 23              61
             36            17          --              2               --                 --                  1               3
            695             8           2             64                4                 12                 13              89
            879           521          27             25                4                 10                 69              81
            525           240           4             22                1                  2                 17              47
     ----------     ---------     -------        -------           ------             ------            -------         -------
         24,794        11,662         282          1,248               61                125              1,103           2,538
            (18)           --          --             --               --                 --                 --              --
     ----------     ---------     -------        -------           ------             ------            -------         -------
         24,776        11,662         282          1,248               61                125              1,103           2,538
     ----------     ---------     -------        -------           ------             ------            -------         -------
         33,021        28,206         112          2,483               59                258                362           3,405
     ----------     ---------     -------        -------           ------             ------            -------         -------
       (167,409)     (112,236)     (4,639)         9,749             (681)              (339)             2,999           9,793
             --            --          --         (2,168)              --                 --                 --              --
           (710)           --          --         (5,188)              --                (12)                 2            (456)
            254            17          --          1,145              (12)                14                  2             960
             --            --          --            504               --                 --                 --              --
      1,088,035       385,283      10,274         18,097            3,133              2,195             35,927          68,156
             --            --          --            586               --                 --                 --              --
             --            --          --          1,888               --                 --                 --              --
            264            --          --            777               --                 (1)                --               8
            (55)           --          --          1,410               --                  4                 --              11
     ----------     ---------     -------        -------           ------             ------            -------         -------
        920,379       273,064       5,635         26,800            2,440              1,861             38,930          78,472
     ----------     ---------     -------        -------           ------             ------            -------         -------
     $  953,400     $ 301,270     $ 5,747        $29,283           $2,499             $2,119            $39,292         $81,877
     ==========     =========     =======        =======           ======             ======            =======         =======

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               HARTFORD
                                                                GLOBAL           HARTFORD
                                                              TECHNOLOGY          GROWTH
                                                               HLS FUND          HLS FUND
                                                              ----------         --------
INVESTMENT INCOME:
  Dividends.................................................   $   148            $  186
  Interest..................................................        36                21
  Securities lending........................................         8                --
  Miscellaneous.............................................        --                --
  Less: Foreign tax withheld................................        (9)               (3)
                                                               -------            ------
    Total investment income (loss)..........................       183               204
                                                               -------            ------
EXPENSES:
  Investment advisory fees..................................       258               141
  Administrative services fees..............................        79                45
  Accounting services.......................................         8                 5
  Board of Directors fees...................................        --                --
  Custodian fees, gross.....................................         4                 5
  Distribution Fees -- Class IB.............................        21                24
  Other expenses............................................         6                 2
                                                               -------            ------
    Total expenses (before offsets).........................       376               222
  Custodian fees offset.....................................        --                --
                                                               -------            ------
    Total expenses net......................................       376               222
                                                               -------            ------
  Net investment income (loss)..............................      (193)              (18)
                                                               -------            ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................     3,434               646
  Net realized gain (loss) on futures contracts.............        --                --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................         3                --
  Net realized gain (loss) on foreign currency
    transactions............................................        (9)               --
  Net realized gain (loss) on option contracts..............        --                --
  Net unrealized appreciation (depreciation) on
    securities..............................................    15,222             7,072
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................        --                --
  Net unrealized appreciation (depreciation) on forward
    foreign bonds...........................................        --                --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................        --                --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in
    foreign currencies......................................        --                --
                                                               -------            ------
  Net realized and unrealized gain (loss) on investments....    18,650             7,718
                                                               -------            ------
  Net increase (decrease) in net assets resulting from
    operations..............................................   $18,457            $7,700
                                                               =======            ======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                           HARTFORD
     HARTFORD      HARTFORD                              INTERNATIONAL     HARTFORD        HARTFORD
    GROWTH AND      GROWTH        HARTFORD    HARTFORD      CAPITAL      INTERNATIONAL   INTERNATIONAL   HARTFORD
      INCOME     OPPORTUNITIES   HIGH YIELD    INDEX     APPRECIATION    OPPORTUNITIES   SMALL COMPANY    MIDCAP
     HLS FUND      HLS FUND       HLS FUND    HLS FUND     HLS FUND        HLS FUND        HLS FUND      HLS FUND
    ----------   -------------   ----------   --------   -------------   -------------   -------------   --------
     $  4,624      $  1,238       $     80    $14,479       $  585         $ 10,432         $  435       $  6,071
           95           268         14,530        786           20              180              9             90
            3            27             31         16           24              356             28            116
           --            --             --         --           --               --             95             --
           --           (20)            --         --          (54)          (1,147)           (49)           (46)
     --------      --------       --------    --------      ------         --------         ------       --------
        4,722         1,513         14,641     15,281          575            9,821            518          6,231
     --------      --------       --------    --------      ------         --------         ------       --------
        1,478         1,554            994      1,632          145            1,779             86          3,501
          544            --            355      1,632           45              671             26          1,443
           54            --             36        163            4               67              3            144
            3             3              1          9           --                4             --              8
            7             9              6         21           29              243             44              8
           89            13            117        111           23               41              9            124
           41            36             20        125            3               50              2            112
     --------      --------       --------    --------      ------         --------         ------       --------
        2,216         1,615          1,529      3,693          249            2,855            170          5,340
           --            (1)            --         --           --               --             --             --
     --------      --------       --------    --------      ------         --------         ------       --------
        2,216         1,614          1,529      3,693          249            2,855            170          5,340
     --------      --------       --------    --------      ------         --------         ------       --------
        2,506          (101)        13,112     11,588          326            6,966            348            891
     --------      --------       --------    --------      ------         --------         ------       --------
      (42,368)       24,410        (20,300)     2,804        4,063          (39,369)         1,109        (24,453)
          468            --             --      1,149           --               --             --             --
           --            (5)            12         --         (101)            (257)            15             (7)
           --            (5)           150         --           77              260            (25)            37
           --            --             --         --           --               --             --             --
       89,277        76,027         57,526    167,475        4,999           73,286          3,708        252,089
          389            --             --         33           --               --             --             --
           --            --             --         --           --               --             --             --
           --            --             --         --           (2)              24             (3)            --
           --            --             (8)        --          (17)             (51)            17             (1)
     --------      --------       --------    --------      ------         --------         ------       --------
       47,766       100,427         37,380    171,461        9,019           33,893          4,821        227,665
     --------      --------       --------    --------      ------         --------         ------       --------
     $ 50,272      $100,326       $ 50,492    $183,049      $9,345         $ 40,859         $5,169       $228,556
     ========      ========       ========    ========      ======         ========         ======       ========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------


                                                                HARTFORD             HARTFORD
                                                              MIDCAP VALUE         MONEY MARKET
                                                                HLS FUND             HLS FUND
                                                              ------------         ------------
INVESTMENT INCOME:
  Dividends.................................................    $ 2,506              $    13
  Interest..................................................         92               15,823
  Securities lending........................................         40                   --
  Miscellaneous.............................................         --                   --
  Less: Foreign tax withheld................................        (40)                  --
                                                                -------              -------
    Total investment income (loss)..........................      2,598               15,836
                                                                -------              -------
EXPENSES:
  Investment advisory fees..................................      1,228                2,959
  Administrative services fees..............................        406                2,368
  Accounting services.......................................         41                  237
  Board of Directors fees...................................          2                   14
  Custodian fees, gross.....................................         23                    3
  Distribution Fees -- Class IB.............................        156                  341
  Other expenses............................................         27                  180
                                                                -------              -------
    Total expenses (before offsets).........................      1,883                6,102
  Custodian fees offset.....................................         --                   --
                                                                -------              -------
    Total expenses net......................................      1,883                6,102
                                                                -------              -------
  Net investment income (loss)..............................        715                9,734
                                                                -------              -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................     (3,906)                  --
  Net realized gain (loss) on futures contracts.............         --                   --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................         15                   --
  Net realized gain (loss) on foreign currency
    transactions............................................        (27)                  --
  Net realized gain (loss) on option contracts..............         --                   --
  Net unrealized appreciation (depreciation) on
    securities..............................................     67,358                   --
  Net unrealized appreciation (depreciation) on futures
    contracts...............................................         --                   --
  Net unrealized appreciation (depreciation) on forward
    foreign bonds...........................................         --                   --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................         --                   --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          1                   --
                                                                -------              -------
  Net realized and unrealized gain (loss) on investments....     63,441                   --
                                                                -------              -------
  Net increase (decrease) in net assets resulting from
    operations..............................................    $64,156              $ 9,734
                                                                =======              =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     HARTFORD                                                     HARTFORD
     MORTGAGE      HARTFORD         HARTFORD       HARTFORD    U.S. GOVERNMENT   HARTFORD        HARTFORD
    SECURITIES   SMALL COMPANY   SMALLCAP GROWTH     STOCK       SECURITIES       VALUE     VALUE OPPORTUNITIES
     HLS FUND      HLS FUND         HLS FUND       HLS FUND       HLS FUND       HLS FUND        HLS FUND
    ----------   -------------   ---------------   ---------   ---------------   --------   -------------------
     $     --      $    668         $    625       $ 45,667        $    --       $ 1,442          $   705
       14,365           164               79          1,083         13,350            23               18
           --           190              134             21             73            --               11
           --            --               --             --             --            --               --
           --            --               (1)           (28)            --            (6)             (15)
     --------      --------         --------       ---------       -------       -------          -------
       14,365         1,022              837         46,743         13,423         1,459              719
     --------      --------         --------       ---------       -------       -------          -------
        1,109         1,591              654          6,868          1,859           374              338
          888           592               --          5,321             --           120               --
           89            59               --            532             --            12               --
            5             3                1             29              4             1               --
            6            21                8             13              3             5                4
          188            99               18            413            205            55                9
           64            43               14            411             50             8                7
     --------      --------         --------       ---------       -------       -------          -------
        2,349         2,408              695         13,587          2,121           575              358
           (1)           (3)              --             --             --            --               --
     --------      --------         --------       ---------       -------       -------          -------
        2,348         2,405              695         13,587          2,121           575              358
     --------      --------         --------       ---------       -------       -------          -------
       12,017        (1,383)             142         33,156         11,302           884              361
     --------      --------         --------       ---------       -------       -------          -------
       16,790        38,236          (16,846)      (394,316)        15,069        (4,305)             695
           --            --            1,333             --             --            --               --
           --            34               --             --             --            --               (3)
           --           (31)              --              7             --            --                3
           --            --               --             --             --            --               --
      (15,727)      104,685           51,688        870,305         (1,226)       18,032           13,960
           --            --              152             --             --            --               --
           --            --               --             --             --            --               --
           --            --               --             --             --            --               --
           --            (6)              --             --             --            --               --
     --------      --------         --------       ---------       -------       -------          -------
        1,063       142,918           36,327        475,996         13,843        13,727           14,655
     --------      --------         --------       ---------       -------       -------          -------
     $ 13,080      $141,535         $ 36,469       $509,152        $25,145       $14,611          $15,016
     ========      ========         ========       =========       =======       =======          =======

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                       HARTFORD
                                                               HARTFORD            HARTFORD            CAPITAL
                                                               ADVISERS              BOND            APPRECIATION
                                                               HLS FUND            HLS FUND            HLS FUND
                                                              -----------         ----------         ------------
OPERATIONS:
  Net investment income (loss)..............................  $   107,542         $   55,305          $   33,021
  Net realized gain (loss) on investments...................     (319,726)           117,241            (167,865)
  Net unrealized appreciation (depreciation) of
    investments.............................................      965,107             (1,223)          1,088,244
                                                              -----------         ----------          ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................      752,923            171,323             953,400
                                                              -----------         ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................     (132,115)           (97,398)             (1,665)
    Class IB................................................      (14,625)           (23,627)                 (3)
  From net realized gain on investments
    Class IA................................................           --            (11,273)                 --
    Class IB................................................           --             (2,800)                 --
                                                              -----------         ----------          ----------
    Total distributions.....................................     (146,740)          (135,098)             (1,668)
                                                              -----------         ----------          ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................     (269,341)           266,795            (153,473)
    Class IB................................................      214,790            224,278             237,299
                                                              -----------         ----------          ----------
  Net increase (decrease) from capital share transactions...      (54,551)           491,073              83,826
                                                              -----------         ----------          ----------
  Net increase (decrease) in net assets.....................      551,632            527,298           1,035,558
NET ASSETS:
  Beginning of period.......................................    9,921,475          2,528,130           6,828,872
                                                              -----------         ----------          ----------
  End of period.............................................  $10,473,107         $3,055,428          $7,864,430
                                                              ===========         ==========          ==========
Accumulated undistributed net investment income (loss)......  $   107,542         $   55,304          $   33,284
                                                              ===========         ==========          ==========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD                                     HARTFORD           HARTFORD
    DIVIDEND AND   HARTFORD      HARTFORD           GLOBAL             GLOBAL           HARTFORD         HARTFORD
       GROWTH       FOCUS     GLOBAL ADVISERS   COMMUNICATIONS   FINANCIAL SERVICES   GLOBAL HEALTH   GLOBAL LEADERS
      HLS FUND     HLS FUND      HLS FUND          HLS FUND           HLS FUND          HLS FUND         HLS FUND
    ------------   --------   ---------------   --------------   ------------------   -------------   --------------
     $   28,206    $   112       $  2,483          $    59            $   258           $    362         $  3,405
       (112,219)    (4,639)         4,042             (693)              (337)             3,003           10,297
        385,283     10,274         22,758            3,133              2,198             35,927           68,175
     ----------    -------       --------          -------            -------           --------         --------
        301,270      5,747         29,283            2,499              2,119             39,292           81,877
     ----------    -------       --------          -------            -------           --------         --------
         (3,156)      (118)            --               --                 --               (270)            (849)
           (349)       (48)            --               --                 --                 --             (273)
        (19,745)        --             --               --                 --             (2,892)              --
         (3,536)        --             --               --                 --             (1,013)              --
     ----------    -------       --------          -------            -------           --------         --------
        (26,786)      (166)            --               --                 --             (4,175)          (1,122)
     ----------    -------       --------          -------            -------           --------         --------
        112,555        966        (11,452)           1,669              1,482              9,450          (12,108)
        201,169      6,230          8,268              914              2,942             15,028           17,660
     ----------    -------       --------          -------            -------           --------         --------
        313,724      7,196         (3,184)           2,583              4,424             24,478            5,552
     ----------    -------       --------          -------            -------           --------         --------
        588,208     12,777         26,099            5,082              6,543             59,595           86,307
      3,138,292     53,598        285,407           10,884             21,963            220,507          600,322
     ----------    -------       --------          -------            -------           --------         --------
     $3,726,500    $66,375       $311,506          $15,966            $28,506           $280,102         $686,629
     ==========    =======       ========          =======            =======           ========         ========
     $   28,207    $   112       $  3,640          $    51            $   252           $    362         $  3,415
     ==========    =======       ========          =======            =======           ========         ========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               HARTFORD                            HARTFORD
                                                                GLOBAL           HARTFORD         GROWTH AND
                                                              TECHNOLOGY          GROWTH            INCOME
                                                               HLS FUND          HLS FUND          HLS FUND
                                                              ----------         --------         ----------
OPERATIONS:
  Net investment income (loss)..............................   $   (193)         $   (18)          $  2,506
  Net realized gain (loss) on investments...................      3,428              646            (41,900)
  Net unrealized appreciation (depreciation) of
    investments.............................................     15,222            7,072             89,666
                                                               --------          --------          --------
  Net increase (decrease) in net assets resulting from
    operations..............................................     18,457            7,700             50,272
                                                               --------          --------          --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................         --               --             (2,840)
    Class IB................................................         --               --               (393)
  From net investment income
    Class IA................................................         --               --                 --
    Class IB................................................         --               --                 --
                                                               --------          --------          --------
    Total distributions.....................................         --               --             (3,233)
                                                               --------          --------          --------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................     11,772           48,707             25,600
    Class IB................................................      5,093           28,448             27,457
                                                               --------          --------          --------
  Net increase (decrease) from capital share transactions...     16,865           77,155             53,057
                                                               --------          --------          --------
  Net increase (decrease) in net assets.....................     35,322           84,855            100,096
NET ASSETS:
  Beginning of period.......................................     68,205           21,389            519,737
                                                               --------          --------          --------
  End of period.............................................   $103,527          $106,244          $619,833
                                                               ========          ========          ========
Accumulated undistributed net investment income (loss)......   $   (193)         $   (18)          $  2,507
                                                               ========          ========          ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                HARTFORD
      HARTFORD                                INTERNATIONAL     HARTFORD        HARTFORD
       GROWTH        HARTFORD     HARTFORD       CAPITAL      INTERNATIONAL   INTERNATIONAL    HARTFORD
    OPPORTUNITIES   HIGH YIELD     INDEX      APPRECIATION    OPPORTUNITIES   SMALL COMPANY     MIDCAP
      HLS FUND       HLS FUND     HLS FUND      HLS FUND        HLS FUND        HLS FUND       HLS FUND
    -------------   ----------   ----------   -------------   -------------   -------------   ----------
      $   (101)      $ 13,112    $   11,588      $   326        $  6,966         $   348      $      891
        24,400        (20,138)        3,953        4,039         (39,366)          1,099         (24,423)
        76,027         57,518       167,508        4,980          73,259           3,722         252,088
      --------       --------    ----------      -------        --------         -------      ----------
       100,326         50,492       183,049        9,345          40,859           5,169         228,556
      --------       --------    ----------      -------        --------         -------      ----------
            --        (13,145)           --           --            (851)             --          (1,216)
            --         (5,706)           --           --            (209)             --              --
            --             --            --           --              --              --              --
            --             --            --           --              --              --              --
      --------       --------    ----------      -------        --------         -------      ----------
            --        (18,851)           --           --          (1,060)             --          (1,216)
      --------       --------    ----------      -------        --------         -------      ----------
       (12,164)       123,796       (43,800)       7,168         (14,399)          4,142         (63,136)
        13,450         88,887        41,966       10,786          13,167           4,490          18,882
      --------       --------    ----------      -------        --------         -------      ----------
         1,286        212,683        (1,834)      17,954          (1,232)          8,632         (44,254)
      --------       --------    ----------      -------        --------         -------      ----------
       101,612        244,324       181,215       27,299          38,567          13,801         183,086
       483,332        257,101     1,622,092       35,246         673,544          21,852       1,429,601
      --------       --------    ----------      -------        --------         -------      ----------
      $584,944       $501,425    $1,803,307      $62,545        $712,111         $35,653      $1,612,687
      ========       ========    ==========      =======        ========         =======      ==========
      $   (117)      $ 13,112    $   14,268      $   326        $  6,988         $   347      $      889
      ========       ========    ==========      =======        ========         =======      ==========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------


                                                                HARTFORD             HARTFORD
                                                              MIDCAP VALUE         MONEY MARKET
                                                                HLS FUND             HLS FUND
                                                              ------------         ------------
OPERATIONS:
  Net investment income (loss)..............................    $    715            $    9,734
  Net realized gain (loss) on investments...................      (3,918)                   --
  Net unrealized appreciation (depreciation) of
    investments.............................................      67,359                    --
                                                                --------            ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................      64,156                 9,734
                                                                --------            ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................          --                (8,916)
    Class IB................................................          --                  (818)
  From net realized gain on investments
    Class IA................................................          --                    --
    Class IB................................................          --                    --
                                                                --------            ----------
    Total distributions.....................................          --                (9,734)
                                                                --------            ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................      35,516              (370,151)
    Class IB................................................      55,301                 9,632
                                                                --------            ----------
  Net increase (decrease) from capital share transactions...      90,817              (360,519)
                                                                --------            ----------
  Net increase (decrease) in net assets.....................     154,973              (360,519)
NET ASSETS:
  Beginning of period.......................................     374,520             2,581,370
                                                                --------            ----------
  End of period.............................................    $529,493            $2,220,851
                                                                ========            ==========
  Accumulated undistributed net investment income (loss)....    $    715            $       --
                                                                ========            ==========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     HARTFORD                                                      HARTFORD
     MORTGAGE      HARTFORD         HARTFORD        HARTFORD    U.S. GOVERNMENT   HARTFORD        HARTFORD
    SECURITIES   SMALL COMPANY   SMALLCAP GROWTH     STOCK        SECURITIES       VALUE     VALUE OPPORTUNITIES
     HLS FUND      HLS FUND         HLS FUND        HLS FUND       HLS FUND       HLS FUND        HLS FUND
    ----------   -------------   ---------------   ----------   ---------------   --------   -------------------
     $ 12,017      $ (1,383)        $    142       $   33,156      $ 11,302       $   884         $    361
       16,790        38,239          (15,513)        (394,309)       15,069        (4,305)             695
      (15,727)      104,679           51,840          870,305        (1,226)       18,032           13,960
     --------      --------         --------       ----------      --------       --------        --------
       13,080       141,535           36,469          509,152        25,145        14,611           15,016
     --------      --------         --------       ----------      --------       --------        --------
      (22,256)           --               --           (5,251)       (9,841)           --             (550)
       (5,427)           --               --             (252)       (3,220)           --              (68)
       (3,447)           --               --               --            --            --               --
         (863)           --               --               --            --            --               --
     --------      --------         --------       ----------      --------       --------        --------
      (31,993)           --               --           (5,503)      (13,061)           --             (618)
     --------      --------         --------       ----------      --------       --------        --------
       (1,674)        3,879            7,964         (217,504)       63,571        13,332            3,147
       65,757        22,437           16,626           75,420       120,898        21,939            9,021
     --------      --------         --------       ----------      --------       --------        --------
       64,083        26,316           24,590         (142,084)      184,469        35,271           12,168
     --------      --------         --------       ----------      --------       --------        --------
       45,170       167,851           61,059          361,565       196,553        49,882           26,566
      843,872       561,452          191,212        5,391,043       691,493       103,394           91,953
     --------      --------         --------       ----------      --------       --------        --------
     $889,042      $729,303         $252,271       $5,752,608      $888,046       $153,276        $118,519
     ========      ========         ========       ==========      ========       ========        ========
     $ 12,018      $ (1,417)        $    142       $   33,156      $ 11,302       $   884         $    361
     ========      ========         ========       ==========      ========       ========        ========

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                       HARTFORD
                                                               HARTFORD            HARTFORD            CAPITAL
                                                               ADVISERS              BOND            APPRECIATION
                                                               HLS FUND            HLS FUND            HLS FUND
                                                              -----------         ----------         ------------
OPERATIONS:
  Net investment income (loss)..............................  $   253,749         $ 114,109          $    49,150
  Net realized gain (loss) on investments...................     (154,706)           23,979           (1,321,148)
  Net unrealized appreciation (depreciation) on
    investments.............................................   (1,855,706)           71,252             (568,703)
                                                              -----------         ----------         -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................   (1,756,663)          209,340           (1,840,701)
                                                              -----------         ----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................     (310,849)          (71,918)             (43,001)
    Class IB................................................      (17,707)           (9,028)              (2,845)
  From net realized gain on investments
    Class IA................................................           --           (21,013)                  --
    Class IB................................................           --            (2,682)                  --
  From capital
    Class IA................................................           --                --                   --
    Class IB................................................           --                --                   --
                                                              -----------         ----------         -----------
    Total distributions.....................................     (328,556)         (104,641)             (45,846)
                                                              -----------         ----------         -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................     (609,326)          505,821             (712,297)
    Class IB................................................      258,251           215,658              299,875
                                                              -----------         ----------         -----------
  Net increase (decrease) from capital share transactions...     (351,075)          721,479             (412,422)
                                                              -----------         ----------         -----------
  Net increase (decrease) in net assets.....................   (2,436,294)          826,178           (2,298,969)
NET ASSETS:
  Beginning of period.......................................   12,357,769         1,701,952            9,127,841
                                                              -----------         ----------         -----------
  End of period.............................................  $ 9,921,475         $2,528,130         $ 6,828,872
                                                              ===========         ==========         ===========
Accumulated net investment income (loss)....................  $   146,740         $ 121,024          $     1,931
                                                              ===========         ==========         ===========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD                HARTFORD      HARTFORD          HARTFORD
    DIVIDEND AND   HARTFORD    GLOBAL        GLOBAL       GLOBAL FINANCIAL     HARTFORD         HARTFORD
       GROWTH       FOCUS     ADVISERS   COMMUNICATIONS       SERVICES       GLOBAL HEALTH   GLOBAL LEADERS
      HLS FUND     HLS FUND   HLS FUND      HLS FUND          HLS FUND         HLS FUND         HLS FUND
    ------------   --------   --------   --------------   ----------------   -------------   --------------
     $   50,483    $   165    $ 6,377       $    50           $   215          $    144        $   6,467
        (24,164)    (5,484)   (34,588)       (3,781)           (2,258)            2,312         (128,933)
       (548,276)    (9,103)    (1,856)          794            (2,207)          (51,651)         (20,675)
     ----------    --------   --------      -------           -------          --------        ---------
       (521,957)   (14,422)   (30,067)       (2,937)           (4,250)          (49,195)        (143,141)
     ----------    --------   --------      -------           -------          --------        ---------
        (44,489)        --       (146)          (49)             (196)              (26)          (5,462)
         (4,542)        --         --           (11)              (64)               --             (437)
       (156,583)      (394)      (198)           --                --            (4,892)              --
        (11,349)      (154)        (9)           --                --            (1,082)              --
             --         --         --            (6)               (4)               --               --
             --         --         --            (1)               (2)               --               --
     ----------    --------   --------      -------           -------          --------        ---------
       (216,963)      (548)      (353)          (67)             (266)           (6,000)          (5,899)
     ----------    --------   --------      -------           -------          --------        ---------
        306,692     13,367    (33,313)        3,000             4,708            15,614          197,555
        225,899     13,430      5,391         1,625             4,163            22,176           17,790
     ----------    --------   --------      -------           -------          --------        ---------
        532,591     26,797    (27,922)        4,625             8,871            37,790          215,345
     ----------    --------   --------      -------           -------          --------        ---------
       (206,329)    11,827    (58,342)        1,621             4,355           (17,405)          66,305
      3,344,621     41,771    343,749         9,263            17,608           237,912          534,017
     ----------    --------   --------      -------           -------          --------        ---------
     $3,138,292    $53,598    $285,407      $10,884           $21,963          $220,507        $ 600,322
     ==========    ========   ========      =======           =======          ========        =========
     $    3,506    $   166    $ 1,157       $    (8)          $    (6)         $    270        $   1,132
     ==========    ========   ========      =======           =======          ========        =========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               HARTFORD           HARTFORD
                                                                GLOBAL           GROWTH AND          HARTFORD
                                                              TECHNOLOGY           INCOME             GROWTH
                                                               HLS FUND           HLS FUND          HLS FUND(A)
                                                              ----------         ----------         -----------
OPERATIONS:
  Net investment income (loss)..............................   $   (608)         $   3,235            $    (4)
  Net realized gain (loss) on investments...................    (35,351)          (112,056)              (598)
  Net unrealized appreciation (depreciation) on
    investments.............................................     (9,018)           (47,818)              (224)
                                                               --------          ---------            -------
  Net increase (decrease) in net assets resulting from
    operations..............................................    (44,977)          (156,639)              (826)
                                                               --------          ---------            -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................         --             (2,112)                --
    Class IB................................................         --               (143)                --
  From net realized gain on investments
    Class IA................................................         --                 --                 --
    Class IB................................................         --                 --                 --
  From capital
    Class IA................................................         --                 --                 --
    Class IB................................................         --                 --                 --
                                                               --------          ---------            -------
    Total distributions.....................................         --             (2,255)                --
                                                               --------          ---------            -------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................      5,926            188,974             14,120
    Class IB................................................      4,470             27,045              8,095
                                                               --------          ---------            -------
  Net increase (decrease) from capital share transactions...     10,396            216,019             22,215
                                                               --------          ---------            -------
  Net increase (decrease) in net assets.....................    (34,581)            57,125             21,389
NET ASSETS:
  Beginning of period.......................................    102,786            462,612                 --
                                                               --------          ---------            -------
  End of period.............................................   $ 68,205          $ 519,737            $21,389
                                                               ========          =========            =======
Accumulated net investment income (loss)....................   $     --          $   3,234            $    --
                                                               ========          =========            =======

(a) From inception April 30, 2002 through December 31, 2002.
(b) Formerly Fortis Growth Stock Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                HARTFORD
      HARTFORD                                INTERNATIONAL     HARTFORD        HARTFORD
       GROWTH        HARTFORD     HARTFORD       CAPITAL      INTERNATIONAL   INTERNATIONAL    HARTFORD
    OPPORTUNITIES   HIGH YIELD     INDEX      APPRECIATION    OPPORTUNITIES   SMALL COMPANY     MIDCAP
     HLS FUND(B)     HLS FUND     HLS FUND      HLS FUND        HLS FUND        HLS FUND       HLS FUND
    -------------   ----------   ----------   -------------   -------------   -------------   -----------
      $    (942)     $ 18,692    $   21,815      $   128        $  10,309        $    30      $    1,269
       (134,893)      (17,319)        2,513       (6,001)        (121,588)        (2,342)        (53,638)
        (64,626)      (13,584)     (524,681)       1,100          (19,596)          (536)       (217,398)
      ---------      --------    ----------      -------        ---------        -------      ----------
       (200,461)      (12,211)     (500,353)      (4,773)        (130,875)        (2,848)       (269,767)
      ---------      --------    ----------      -------        ---------        -------      ----------
             --        (9,980)      (19,562)         (75)         (15,535)            --          (1,990)
             --        (1,721)         (725)         (28)            (431)            --              --
             --            --       (71,573)          --               --            (44)             --
             --            --        (2,010)          --               --            (10)             --
             --            --            --           --               --             --              --
             --            --            --           --               --             --              --
      ---------      --------    ----------      -------        ---------        -------      ----------
             --       (11,701)      (93,870)        (103)         (15,966)           (54)         (1,990)
      ---------      --------    ----------      -------        ---------        -------      ----------
        (76,597)       94,313       154,200       14,504         (151,869)        14,805        (169,584)
          5,322        33,755        39,698       10,574            8,043          4,808         (11,769)
      ---------      --------    ----------      -------        ---------        -------      ----------
        (71,275)      128,068       193,898       25,078         (143,826)        19,613        (181,353)
      ---------      --------    ----------      -------        ---------        -------      ----------
       (271,736)      104,156      (400,325)      20,202         (290,667)        16,711        (453,110)
        755,068       152,945     2,022,417       15,044          964,211          5,141       1,882,711
      ---------      --------    ----------      -------        ---------        -------      ----------
      $ 483,332      $257,101    $1,622,092      $35,246        $ 673,544        $21,852      $1,429,601
      =========      ========    ==========      =======        =========        =======      ==========
      $     (16)     $ 18,851    $    2,680      $    --        $   1,082        $    (1)     $    1,214
      =========      ========    ==========      =======        =========        =======      ==========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------


                                                                HARTFORD              HARTFORD
                                                              MIDCAP VALUE          MONEY MARKET
                                                                HLS FUND              HLS FUND
                                                              -------------         ------------
OPERATIONS:
  Net investment income (loss)..............................    $    830             $   32,127
  Net realized gain (loss) on investments...................     (12,227)                   100
  Net unrealized appreciation (depreciation) on
    investments.............................................     (44,674)                    --
                                                                --------             ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (56,071)                32,227
                                                                --------             ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................        (598)               (29,732)
    Class IB................................................         (82)                (2,395)
  From net realized gain on investments
    Class IA................................................          --                    (93)
    Class IB................................................          --                     (7)
  From capital
    Class IA................................................         (87)                    --
    Class IB................................................         (32)                    --
                                                                --------             ----------
    Total distributions.....................................        (799)               (32,227)
                                                                --------             ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................     226,021                451,936
    Class IB................................................      84,876                109,785
                                                                --------             ----------
  Net increase (decrease) from capital share transactions...     310,897                561,721
                                                                --------             ----------
  Net increase (decrease) in net assets.....................     254,027                561,721
NET ASSETS:
  Beginning of period.......................................     120,493              2,019,649
                                                                --------             ----------
  End of period.............................................    $374,520             $2,581,370
                                                                ========             ==========
  Accumulated net investment income (loss)..................    $     --             $       --
                                                                ========             ==========

(a) Formerly Fortis Aggressive Growth Series.
(b) Formerly Fortis U.S. Government Securities Series.
(c) Formerly Fortis Value Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

     HARTFORD                                                       HARTFORD
     MORTGAGE      HARTFORD         HARTFORD        HARTFORD     U.S. GOVERNMENT   HARTFORD        HARTFORD
    SECURITIES   SMALL COMPANY   SMALLCAP GROWTH      STOCK        SECURITIES       VALUE     VALUE OPPORTUNITIES
     HLS FUND      HLS FUND        HLS FUND(A)      HLS FUND       HLS FUND(B)     HLS FUND       HLS FUND(C)
    ----------   -------------   ---------------   -----------   ---------------   --------   -------------------
     $ 23,767      $  (2,276)       $   (389)      $    63,506      $ 12,567       $ 1,039         $    633
       16,454       (144,424)        (14,819)         (235,322)       10,899        (9,220)         (19,505)
        6,769       (111,484)        (60,942)       (1,765,512)       11,474       (14,986)         (13,227)
     --------      ---------        --------       -----------      --------       --------        --------
       46,990       (258,184)        (76,150)       (1,937,328)       34,940       (23,167)         (32,099)
     --------      ---------        --------       -----------      --------       --------        --------
      (18,984)            --              --           (58,646)       (8,732)         (729)            (821)
           --             --              --            (2,766)           --          (303)              --
           --             --              --                --            --            --           (2,397)
       (1,967)            --              --                --            --            --               --
           --             --              --                --            --            (6)              --
           --             --              --                --            --            (3)              --
     --------      ---------        --------       -----------      --------       --------        --------
      (20,951)            --              --           (61,412)       (8,732)       (1,041)          (3,218)
     --------      ---------        --------       -----------      --------       --------        --------
      279,176        (15,821)        (12,126)         (823,856)      392,496        46,828           (6,486)
       87,933         30,833           7,216           107,521        98,456        28,063            3,189
     --------      ---------        --------       -----------      --------       --------        --------
      367,109         15,012          (4,910)         (716,335)      490,952        74,891           (3,297)
     --------      ---------        --------       -----------      --------       --------        --------
      393,148       (243,172)        (81,060)       (2,715,075)      517,160        50,683          (38,614)
      450,724        804,624         272,272         8,106,118       174,333        52,711          130,567
     --------      ---------        --------       -----------      --------       --------        --------
     $843,872      $ 561,452        $191,212       $ 5,391,043      $691,493       $103,394        $ 91,953
     ========      =========        ========       ===========      ========       ========        ========
     $ 27,684      $     (34)       $     --       $     5,503      $ 13,061       $    --         $    618
     ========      =========        ========       ===========      ========       ========        ========

 HARTFORD HLS MUTUAL FUNDS

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies), as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Funds. The Funds are stated below.

     Hartford Series Fund, Inc. (comprised of twenty-five portfolios; they are Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth HLS Fund, Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Value HLS Fund) and Hartford HLS Series Fund II, Inc. (comprised of eleven portfolios, four are included in these financial statements; they are Hartford Growth Opportunities HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund). Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies, except for Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund which are non-diversified.

     Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class of a Fund based on the ratio of the prior day's net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the United States of America:

     a) Security Transactions -- Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation -- Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of the Funds' Board of Directors.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at

--------------------------------------------------------------------------------

         amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security (ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Funds' custodian, State Street Bank.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP ("Wellington") have interests in joint repurchase agreements each maturing 07/01/2003 with the following brokers:
         $250,000 BNP Paribas Securities, 1.05%; $200,000 Banc One Capital Markets, Inc., 1.05%; and $270,791 UBS Warburg, 1.08%. These joint repurchase agreements are

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

         collateralized by $974,512 U.S. Treasury Bonds 6.00% - 11.25% due 02/15/15 - 02/15/26 and $47,758 U.S. Treasury Notes 2.125% due
         10/31/04. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Advisers HLS Fund..................................  $ 68,686
        Hartford Capital Appreciation HLS Fund......................   139,899
        Hartford Dividend and Growth HLS Fund.......................   180,753
        Hartford Focus HLS Fund.....................................     2,208
        Hartford Global Advisers HLS Fund...........................    27,877
        Hartford Global Communications HLS Fund.....................     1,024
        Hartford Global Financial Services HLS Fund.................     1,253
        Hartford Global Health HLS Fund.............................    10,940
        Hartford Global Leaders HLS Fund............................    21,294
        Hartford Global Technology HLS Fund.........................     5,277
        Hartford Growth and Income HLS Fund.........................    26,329
        Hartford Growth HLS Fund....................................     3,776
        Hartford Growth Opportunities HLS Fund......................     8,884
        Hartford International Capital Appreciation HLS Fund........     1,501
        Hartford International Opportunities HLS Fund...............    28,139
        Hartford International Small Company HLS Fund...............     3,437
        Hartford MidCap HLS Fund....................................    15,140
        Hartford MidCap Value HLS Fund..............................    19,575
        Hartford Small Company HLS Fund.............................    47,717
        Hartford SmallCap Growth HLS Fund...........................     9,263
        Hartford Stock HLS Fund.....................................    52,089
        Hartford Value HLS Fund.....................................     3,335
        Hartford Value Opportunities HLS Fund.......................     3,100

         Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (HIMCO), a wholly owned subsidiary of The Hartford, have interests in joint repurchase agreements each maturing 07/01/2003 with the following brokers: $200,000 BNP Paribas Securities, 1.08%; $215,000 ABN AMRO, 1.10%; and $581,579 UBS Warburg, 1.10%. These joint repurchase agreements are collateralized by $256,011 U.S. Treasury Bonds 7.125% - 9.00% due 11/15/18 - 02/15/23 and $480,955 U.S Treasury
         Notes 1.625% - 3.00% due 02/29/04 - 01/31/05. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Bond HLS Fund......................................  $259,517
        Hartford High Yield HLS Fund................................    32,072
        Hartford Index HLS Fund.....................................    22,949
        Hartford Money Market HLS Fund..............................   103,221
        Hartford Mortgage Securities HLS Fund.......................   143,943
        Hartford U.S. Government Securities HLS Fund................   112,054

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by HIMCO or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of June 30, 2003 there are no joint trading accounts.

     f) Futures, Options on Futures and Options Transactions -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are

--------------------------------------------------------------------------------

        required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in cash, receivables and other assets as applicable, in the Fund's Statement of Net Assets.

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which the Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Fund's had no written option activity was for the six months ended June 30, 2003.

     g) Forward Foreign Currency Contracts -- As of June 30, 2003, Hartford Bond HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Leaders HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund and Hartford Small Company HLS Fund had entered into forward foreign currency contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in cash, receivables and other assets or other liabilities, as applicable, in the Fund's Statement of Net Assets.

         Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

        through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending -- The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. As of June 30, 2003, the market value of the securities loaned and the market value of the collateral were as follows:

                                                                          MARKET VALUE       MARKET VALUE
        FUND                                                          OF SECURITIES LOANED   OF COLLATERAL
        ----                                                          --------------------   -------------
        Hartford Advisers HLS Fund..................................        $908,288           $926,945
        Hartford Bond HLS Fund......................................         746,281            761,539
        Hartford Capital Appreciation HLS Fund......................         609,082            637,637
        Hartford Dividend and Growth HLS Fund.......................          74,246             77,257
        Hartford Global Advisers HLS Fund...........................          20,514             21,403
        Hartford Global Communications HLS Fund.....................           3,733              3,850
        Hartford Global Financial Services HLS Fund.................           1,414              1,488
        Hartford Global Health HLS Fund.............................          38,500             39,560
        Hartford Global Leaders HLS Fund............................          95,516             99,642
        Hartford Global Technology HLS Fund.........................           8,308              8,612
        Hartford Growth and Income HLS Fund.........................           4,786              4,920
        Hartford Growth Opportunities HLS Fund......................          44,810             46,863
        Hartford High Yield HLS Fund................................          58,535             59,754
        Hartford Index HLS Fund.....................................           9,486              9,894
        Hartford International Capital Appreciation HLS Fund........           7,960              8,317
        Hartford International Opportunities HLS Fund...............          85,661             90,060
        Hartford International Small Company HLS Fund...............           6,405              6,745
        Hartford MidCap HLS Fund....................................         144,386            147,932
        Hartford MidCap Value HLS Fund..............................          40,875             41,902
        Hartford Small Company HLS Fund.............................          53,157             55,923
        Hartford SmallCap Growth HLS Fund...........................          24,325             24,327
        Hartford Stock HLS Fund.....................................          59,681             61,666
        Hartford U.S. Gov't Securities HLS Fund.....................          78,771             80,476
        Hartford Value Opportunities HLS Fund.......................           4,667              4,977

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange,

--------------------------------------------------------------------------------

        or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are declared daily and distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 6).

     l) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. For the six months ended June 30, 2003, the Funds held illiquid securities as denoted in the Statements of Net Assets or Portfolio of Investments.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

3. EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors), an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington or HIMCO:

                            HARTFORD INDEX HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.200%

                         HARTFORD MONEY MARKET HLS FUND
                   AND HARTFORD MORTGAGE SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.250%

                             HARTFORD BOND HLS FUND
                          AND HARTFORD STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.325%
On next $250 million...............................................     0.300
On next $500 million...............................................     0.275
Over $1 billion....................................................     0.250

                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $50 million...............................................     0.500%
Over $50 million...................................................     0.450

                          HARTFORD ADVISERS HLS FUND,
                    HARTFORD CAPITAL APPRECIATION HLS FUND,
                     HARTFORD DIVIDEND AND GROWTH HLS FUND,
                       HARTFORD GLOBAL ADVISERS HLS FUND,
                       HARTFORD GLOBAL LEADERS HLS FUND,
                      HARTFORD GROWTH AND INCOME HLS FUND,
                         HARTFORD HIGH YIELD HLS FUND,
                 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND,
                          HARTFORD MIDCAP HLS FUND AND
                        HARTFORD SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.575%
On next $250 million...............................................     0.525
On next $500 million...............................................     0.475
Over $1 billion....................................................     0.425

                            HARTFORD FOCUS HLS FUND,
                    HARTFORD GLOBAL COMMUNICATIONS HLS FUND,
                  HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND,
                        HARTFORD GLOBAL HEALTH HLS FUND,
                      HARTFORD GLOBAL TECHNOLOGY HLS FUND,
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
               AND HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.650%
On next $250 million...............................................     0.600
Over $500 million..................................................     0.550

                           HARTFORD GROWTH HLS FUND,
                         HARTFORD MIDCAP VALUE HLS FUND
                          AND HARTFORD VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $250 million..............................................     0.625%
On next $250 million...............................................     0.575
On next $500 million...............................................     0.525
Over $1 Billion....................................................     0.425

                    HARTFORD GROWTH OPPORTUNITIES HLS FUND,
                       HARTFORD SMALLCAP GROWTH HLS FUND
                   AND HARTFORD VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.700%
Over $100 million..................................................     0.600

--------------------------------------------------------------------------------

         Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Advisors HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund.

         Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to the Hartford Bond HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, and Hartford U.S. Government Securities HLS Fund.

         Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the following Funds: Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Value HLS Fund, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

          Accounting Services Agreement -- Under the Fund Accounting Agreement between HL and Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisors HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Value HLS Fund, HL provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02% of each Fund's average daily net assets.

     c) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each Fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     d) Expense Offset -- The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions are shown on the accompanying Statements of Operations as Custodian fees expense offset.

     e) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   AFFILIATE HOLDINGS:

     As of June 30, 2003, HL Advisors held direct interests in shares as follows:

                                                                             PERCENT OF                PERCENT OF
        FUND                                                     CLASS IA   TOTAL SHARES   CLASS IB   TOTAL SHARES
        ----                                                     --------   ------------   --------   ------------
        Hartford Global Communications HLS Fund...............      900        42.33%         100        12.60%
        Hartford Global Financial Services HLS Fund...........      900        39.97%         100         7.99%
        Hartford Global Health HLS Fund.......................     @@--           --         @@--         0.00%
        Hartford Growth HLS Fund..............................      400         6.02%          50         1.24%
        Hartford Growth Opportunities HLS Fund................       --           --         @@--         0.04%
        Hartford International Small Company HLS Fund.........      270        11.52%          30         2.86%
        Hartford International Capital Appreciation HLS
          Fund................................................      270         6.79%          30         0.89%
        Hartford SmallCap Growth HLS Fund.....................       --           --            1         0.03%
        Hartford U.S. Government Securities HLS Fund..........       --           --            1         0.00%
        Hartford Value Opportunities HLS Fund.................       --           --            1         0.07%

      @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

--------------------------------------------------------------------------------

5.   INVESTMENT TRANSACTIONS:

     For the six months ended June 30, 2003, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                       COST OF         SALES
        FUND                                                          PURCHASES       PROCEEDS
        ----                                                          ----------   --------------
        Hartford Advisers HLS Fund..................................  $2,830,645     $2,691,628
        Hartford Bond HLS Fund......................................   4,470,407      3,983,005
        Hartford Capital Appreciation HLS Fund......................   3,426,499      2,927,073
        Hartford Dividend and Growth HLS Fund.......................     791,061        505,790
        Hartford Focus HLS Fund.....................................      58,074         51,578
        Hartford Global Advisers HLS Fund...........................     665,423        728,353
        Hartford Global Communications HLS Fund.....................       6,873          4,772
        Hartford Global Financial Services HLS Fund.................      11,759          7,783
        Hartford Global Health HLS Fund.............................      59,687         45,281
        Hartford Global Leaders HLS Fund............................     936,749        932,215
        Hartford Global Technology HLS Fund.........................      63,732         48,590
        Hartford Growth and Income HLS Fund.........................     284,022        237,469
        Hartford Growth HLS Fund....................................     101,401         26,541
        Hartford Growth Opportunities HLS Fund......................     383,573        378,209
        Hartford High Yield HLS Fund................................     266,317         75,485
        Hartford Index HLS Fund.....................................      39,898         37,781
        Hartford International Capital Appreciation HLS Fund........      71,843         55,731
        Hartford International Opportunities HLS Fund...............     443,213        456,853
        Hartford International Small Company HLS Fund...............      24,647         16,179
        Hartford MidCap HLS Fund....................................     549,752        617,588
        Hartford MidCap Value HLS Fund..............................     202,480        105,175
        Hartford Mortgage Securities HLS Fund.......................   2,385,507      2,125,346
        Hartford Small Company HLS Fund.............................     558,432        527,118
        Hartford SmallCap Growth HLS Fund...........................     127,137        102,556
        Hartford Stock HLS Fund.....................................   1,318,050      1,399,105
        Hartford U.S. Government Securities HLS Fund................   1,812,407      1,580,044
        Hartford Value HLS Fund.....................................      59,734         22,065
        Hartford Value Opportunities HLS Fund.......................      34,122         23,012

6.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     which is considered to be more informative to the shareholder. As of December 31, 2002, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                       ACCUMULATED
                                                                      ACCUMULATED      NET REALIZED
                                                                     NET INVESTMENT   GAIN (LOSS) ON   PAID IN
        FUND                                                         INCOME (LOSS)     INVESTMENTS     CAPITAL
        ----                                                         --------------   --------------   -------
        Hartford Advisers HLS Fund.................................     $ 2,991          $(15,313)     $12,322
        Hartford Bond HLS Fund.....................................       7,010           (10,097)       3,087
        Hartford Capital Appreciation HLS Fund.....................      (7,204)            7,204           --
        Hartford Dividend and Growth HLS Fund......................          23               (23)          --
        Hartford Global Advisers HLS Fund..........................      (4,420)            4,417            3
        Hartford Global Communications HLS Fund....................           1                 6           (7)
        Hartford Global Financial Services HLS Fund................          11                (4)          (7)
        Hartford Global Health HLS Fund............................         125              (125)          --
        Hartford Global Leaders HLS Fund...........................         176            (5,019)       4,843
        Hartford Global Technology HLS Fund........................         606                --         (606)
        Hartford Growth and Income HLS Fund........................          --              (439)         439
        Hartford Growth HLS Fund...................................           5                --           (5)
        Hartford Growth Opportunities HLS Fund.....................         927               145       (1,072)
        Hartford High Yield HLS Fund...............................         178           (21,007)      20,829
        Hartford Index HLS Fund....................................        (136)             (283)         419
        Hartford International Capital Appreciation HLS Fund.......         (38)               40           (2)
        Hartford International Opportunities HLS Fund..............      (1,688)            1,688           --
        Hartford International Small Company HLS Fund..............         (31)               31           --
        Hartford MidCap HLS Fund...................................         (53)               53           --
        Hartford MidCap Value HLS Fund.............................         (32)              130          (98)
        Hartford Mortgage Securities HLS Fund......................       3,916            (3,916)          --
        Hartford Small Company HLS Fund............................       2,243               304       (2,547)
        Hartford SmallCap Growth HLS Fund..........................         389               113         (502)
        Hartford Stock HLS Fund....................................          (2)                2           --
        Hartford U.S. Government Securities HLS Fund...............         495             3,272       (3,767)
        Hartford Value HLS Fund....................................          (1)               10           (9)
        Hartford Value Opportunities HLS Fund......................         (14)               21           (7)

--------------------------------------------------------------------------------

7.   CAPITAL LOSS CARRY FORWARD:

     At December 31, 2002, the following Funds had capital loss carry forwards for U.S. federal tax purposes of approximately:

                                                                                    YEAR OF
        FUND                                                            AMOUNT     EXPIRATION
        ----                                                          ----------   ----------
        Hartford Advisers HLS Fund..................................  $  142,186      2010
        Hartford Advisers HLS Fund..................................     291,958      2009
        Hartford Advisers HLS Fund..................................       1,126      2008
        Hartford Capital Appreciation HLS Fund......................   1,156,841      2010
        Hartford Capital Appreciation HLS Fund......................     256,285      2009
        Hartford Focus HLS Fund.....................................       4,587      2010
        Hartford Global Advisers HLS Fund...........................      25,997      2010
        Hartford Global Advisers HLS Fund...........................      50,981      2009
        Hartford Global Communications HLS Fund.....................       3,887      2010
        Hartford Global Communications HLS Fund.....................       2,528      2009
        Hartford Global Financial Services HLS Fund.................       1,803      2010
        Hartford Global Financial Services HLS Fund.................         607      2009
        Hartford Global Leaders HLS Fund............................     114,725      2010
        Hartford Global Leaders HLS Fund............................     162,307      2009
        Hartford Global Technology HLS Fund.........................      53,422      2010
        Hartford Global Technology HLS Fund.........................      42,708      2009
        Hartford Global Technology HLS Fund.........................          64      2008
        Hartford Growth and Income HLS Fund.........................     105,856      2010
        Hartford Growth and Income HLS Fund.........................      40,389      2009
        Hartford Growth HLS Fund....................................         388      2010
        Hartford Growth Opportunities HLS Fund......................     128,757      2010
        Hartford Growth Opportunities HLS Fund......................      88,293      2009
        Hartford High Yield HLS Fund................................      10,785      2010
        Hartford High Yield HLS Fund................................       2,700      2009
        Hartford High Yield HLS Fund................................       5,611      2008
        Hartford High Yield HLS Fund................................       5,355      2007
        Hartford High Yield HLS Fund................................       9,320      2006
        Hartford High Yield HLS Fund................................       1,581      2005
        Hartford International Capital Appreciation HLS Fund........       4,503      2010
        Hartford International Capital Appreciation HLS Fund........         819      2009
        Hartford International Opportunities HLS Fund...............     133,895      2010
        Hartford International Opportunities HLS Fund...............     211,154      2009
        Hartford International Small Company HLS Fund...............       1,626      2010
        Hartford MidCap HLS Fund....................................      51,067      2010
        Hartford MidCap HLS Fund....................................     103,467      2009
        Hartford MidCap Value HLS Fund..............................       4,616      2010
        Hartford MidCap Value HLS Fund..............................         258      2009
        Hartford Small Company HLS Fund.............................     122,092      2010
        Hartford Small Company HLS Fund.............................     249,531      2009
        Hartford SmallCap Growth HLS Fund...........................      13,310      2010
        Hartford SmallCap Growth HLS Fund...........................      77,054      2009
        Hartford Stock HLS Fund.....................................     225,627      2010
        Hartford Stock HLS Fund.....................................     287,370      2009
        Hartford U.S. Government Securities HLS Fund................       1,398      2008
        Hartford U.S. Government Securities HLS Fund................       2,513      2007
        Hartford U.S. Government Securities HLS Fund................         598      2004
        Hartford U.S. Government Securities HLS Fund................         300      2003
        Hartford Value HLS Fund.....................................       6,348      2010
        Hartford Value Opportunities HLS Fund.......................      17,212      2010

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund and Hartford High Yield HLS Fund carry forward may apply.

     For the fiscal year ended December 31, 2002, the following Funds have elected to defer losses occurring between November 1, 2002 and December 31, 2002 as follows:

                                                                         CAPITAL        CURRENCY
        FUND                                                          LOSS DEFERRED   LOSS DEFERRED
        ----                                                          -------------   -------------
        Hartford Advisers HLS Fund..................................    $ 17,231         $   --
        Hartford Capital Appreciation HLS Fund......................     154,525             --
        Hartford Dividend and Growth HLS Fund.......................      41,027             --
        Hartford Global Advisers HLS Fund...........................         523          1,519
        Hartford Global Communications HLS Fund.....................         228              8
        Hartford Global Financial Services HLS Fund.................         605              6
        Hartford Global Health HLS Fund.............................         743             --
        Hartford Global Leaders HLS Fund............................         899             --
        Hartford Global Technology HLS Fund.........................         217             --
        Hartford Growth and Income HLS Fund.........................       5,148             --
        Hartford Growth Opportunities HLS Fund......................       4,847             16
        Hartford High Yield HLS Fund................................       5,583             --
        Hartford International Capital Appreciation HLS Fund........         533             --
        Hartford International Opportunities HLS Fund...............      20,572             --
        Hartford International Small Company HLS Fund...............         207              1
        Hartford MidCap HLS Fund....................................      19,692             --
        Hartford MidCap Value HLS Fund..............................       5,268             --
        Hartford Mortgage Securities HLS Fund.......................          52             --
        Hartford Small Company HLS Fund.............................      21,264             34
        Hartford SmallCap Growth HLS Fund...........................       1,068             --
        Hartford U.S. Government Securities HLS Fund................          22             --
        Hartford Value HLS Fund.....................................       2,256             --
        Hartford Value Opportunities HLS Fund.......................       2,391             13

--------------------------------------------------------------------------------

8.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid for 2003, if any, will be determined at the end of the year.

     The tax character of distributions paid during 2002 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Advisers HLS Fund..................................  $328,556     $    --         $ --
        Hartford Bond HLS Fund......................................    95,011       9,630           --
        Hartford Capital Appreciation HLS Fund......................    45,846          --           --
        Hartford Dividend and Growth HLS Fund.......................    49,031     167,933           --
        Hartford Focus HLS Fund.....................................       548          --           --
        Hartford Global Advisers HLS Fund...........................       352          --           --
        Hartford Global Communications HLS Fund.....................        60          --            7
        Hartford Global Financial Services HLS Fund.................       260          --            6
        Hartford Global Health HLS Fund.............................     3,890       2,110           --
        Hartford Global Leaders HLS Fund............................     5,899          --           --
        Hartford Growth and Income HLS Fund.........................     2,255          --           --
        Hartford High Yield HLS Fund................................    11,701          --           --
        Hartford Index HLS Fund.....................................    20,349      73,521           --
        Hartford International Capital Appreciation HLS Fund........       100          --            2
        Hartford International Opportunities HLS Fund...............    15,967          --           --
        Hartford International Small Company HLS Fund...............        53          --           --
        Hartford MidCap Fund HLS Fund...............................     1,990          --           --
        Hartford MidCap Value HLS Fund..............................       680          --          119
        Hartford Money Market HLS Fund..............................    32,227          --           --
        Hartford Mortgage Securities HLS Fund.......................    20,951          --           --
        Hartford Stock HLS Fund.....................................    61,412          --           --
        Hartford U.S. Government Securities HLS Fund................     8,732          --           --
        Hartford Value HLS Fund.....................................     1,032          --            8
        Hartford Value Opportunities HLS Fund.......................     1,166       2,051           --

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     As of December 31, 2002, the components of distributable earnings on tax basis were as follows:

                                                                                                    UNDISTRIBUTED
                                                                    UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                      ORDINARY        LONG-TERM      APPRECIATION
        FUND                                                           INCOME       CAPITAL GAIN    (DEPRECIATION)
        ----                                                        -------------   -------------   --------------
        Hartford Advisers HLS Fund................................    $146,740         $   --        $  (884,234)
        Hartford Bond HLS Fund....................................     128,940          6,157             66,617
        Hartford Capital Appreciation HLS Fund....................       1,667             --           (603,816)
        Hartford Dividend and Growth HLS Fund.....................       3,506         23,281           (444,546)
        Hartford Focus HLS Fund...................................         166             --             (8,536)
        Hartford Global Advisers HLS Fund.........................          --             --              7,810
        Hartford Global Communications HLS Fund...................          --             --               (134)
        Hartford Global Financial Services HLS Fund...............          --             --             (2,213)
        Hartford Global Health HLSZ Fund..........................       3,040          1,134            (33,440)
        Hartford Global Leaders HLS Fund..........................       1,122             --                653
        Hartford Global Technology HLS Fund.......................          --             --            (13,904)
        Hartford Growth and Income HLS Fund.......................       3,234             --            (80,836)
        Hartford Growth HLS Fund..................................          --             --               (434)
        Hartford Growth Opportunities HLS Fund....................          --             --             (7,549)
        Hartford High Yield HLS Fund..............................      18,851             --            (39,365)
        Hartford Index HLS Fund...................................       2,680          5,727           (268,185)
        Hartford International Capital Appreciation HLS Fund......          --             --                886
        Hartford International Opportunities HLS Fund.............       1,060             --            (49,671)
        Hartford International Small Company HLS Fund.............          --             --             (1,290)
        Hartford MidCap HLS Fund..................................       1,216             --            (92,650)
        Hartford MidCap Value HLS Fund............................          --             --            (39,371)
        Hartford Money Market HLS Fund............................        @@--             --                 --
        Hartford Mortgage Securities HLS Fund.....................      30,864          1,129             10,843
        Hartford Small Company HLS Fund...........................          --             --            (44,238)
        Hartford SmallCap Growth HLS Fund.........................          --             --            (48,901)
        Hartford Stock HLS Fund...................................       5,503             --         (1,276,151)
        Hartford U.S. Government Securities HLS Fund..............      13,061             --             16,120
        Hartford Value HLS Fund...................................          --             --            (14,428)
        Hartford Value Opportunities HLS Fund.....................         618             --            (11,208)

      @@ Due to the presentation of the financial statements in thousands, the undistributed ordinary income rounds to zero.

9.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the six months June 30, 2003:

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                 ADVISERS                     BOND               CAPITAL APPRECIATION
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      16,693   $   332,373       53,150   $   653,059       11,745   $   384,477
        Shares issued on reinvestment
          of distributions.............       6,292       132,115        8,964       108,671           46         1,665
        Shares redeemed................     (37,322)     (733,829)     (40,123)     (494,935)     (16,920)     (539,615)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (14,337)  $  (269,341)      21,991   $   266,795       (5,129)  $  (153,473)
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                           DIVIDEND AND GROWTH               FOCUS                 GLOBAL ADVISERS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      25,531   $   393,088        1,478   $    11,809       11,055   $   109,650
        Shares issued on reinvestment
          of distributions.............       1,388        22,902           14           118           --            --
        Shares redeemed................     (19,940)     (303,435)      (1,367)      (10,961)     (12,310)     (121,102)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       6,979   $   112,555          125   $       966       (1,255)  $   (11,452)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                    HARTFORD                    HARTFORD
                                          GLOBAL COMMUNICATIONS     GLOBAL FINANCIAL SERVICES         GLOBAL HEALTH
                                                 HLS FUND                    HLS FUND                    HLS FUND
                                         ------------------------   --------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES         AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   -----------   ------------   ----------   -----------
        CLASS IA
        Shares sold....................         762   $     3,804        1,598    $    12,463        10,732   $   139,632
        Shares issued on reinvestment
          of distributions.............          --            --           --             --           255         3,161
        Shares redeemed................        (464)       (2,135)      (1,408)       (10,981)      (10,352)     (133,343)
                                         ----------   -----------   ----------    -----------    ----------   -----------
        Net Increase (Decrease)........         298   $     1,669          190    $     1,482           605   $     9,450
                                         ==========   ===========   ==========    ===========    ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                              GLOBAL LEADERS           GLOBAL TECHNOLOGY                GROWTH
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      33,669   $   397,465       21,298   $    74,758        5,410   $    51,627
        Shares issued in merger........         953        11,029           --            --           --            --
        Shares issued on reinvestment
          of distributions.............          65           849           --            --           --            --
        Shares redeemed................     (35,804)     (421,451)     (18,243)      (62,986)        (323)       (2,920)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (1,117)  $   (12,108)       3,055   $    11,772        5,087   $    48,707
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                            GROWTH AND INCOME         GROWTH OPPORTUNITIES            HIGH YIELD
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      20,004   $   161,169        2,124   $    37,324       47,309   $   436,931
        Shares issued in merger........       3,434        29,606           --            --           --            --
        Shares issued on reinvestment
          of distributions.............         294         2,851           --            --        1,397        13,145
        Shares redeemed................     (21,453)     (168,026)      (2,908)      (49,488)     (35,249)     (326,280)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       2,279   $    25,600         (784)  $   (12,164)      13,457   $   123,796
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD            HARTFORD INTERNATIONAL     HARTFORD INTERNATIONAL
                                                  INDEX               CAPITAL APPRECIATION          OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       4,604   $   111,445        6,584   $    49,816      135,954   $ 1,020,650
        Shares issued in merger........          --            --           --            --        3,008        22,447
        Shares issued on reinvestment
          of distributions.............          --            --           --            --          148         1,152
        Shares redeemed................      (6,554)     (155,245)      (5,622)      (42,648)    (141,570)   (1,058,648)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (1,950)  $   (43,800)         962   $     7,168       (2,460)  $   (14,399)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                          HARTFORD INTERNATIONAL            HARTFORD                   HARTFORD
                                              SMALL COMPANY                  MIDCAP                  MIDCAP VALUE
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       3,598   $    33,457       10,432   $   196,399       20,127   $   182,775
        Shares issued on reinvestment
          of distributions.............          --            --           58         1,216           --            --
        Shares redeemed................      (3,135)      (29,315)     (14,061)     (260,751)     (16,223)     (147,259)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........         463   $     4,142       (3,571)  $   (63,136)       3,904   $    35,516
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                               MONEY MARKET           MORTGAGE SECURITIES           SMALL COMPANY
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................   2,759,823   $ 2,759,823       10,831   $   131,228       22,648   $   232,783
        Shares issued on reinvestment
          of distributions.............       8,916         8,916        2,189        25,703           --            --
        Shares redeemed................  (3,138,890)   (3,138,890)     (13,065)     (158,605)     (22,652)     (228,904)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........    (370,151)  $  (370,151)         (45)  $    (1,674)          (4)  $     3,879
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                    HARTFORD
                                             SMALLCAP GROWTH                 STOCK             U.S. GOVERNMENT SECURITIES
                                                 HLS FUND                   HLS FUND                    HLS FUND
                                         ------------------------   ------------------------   --------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT
                                         ----------   -----------   ----------   -----------   -----------   ------------
        CLASS IA
        Shares sold....................      12,920   $   160,419        8,999   $   317,225       28,844    $   331,916
        Shares issued in merger........          --            --          406        14,137           --             --
        Shares issued on reinvestment
          of distributions.............          --            --          134         5,257          854          9,841
        Shares redeemed................     (12,266)     (152,455)     (15,861)     (554,123)     (24,061)      (278,186)
                                         ----------   -----------   ----------   -----------   ----------    -----------
        Net Increase (Decrease)........         654   $     7,964       (6,322)  $  (217,504)       5,637    $    63,571
                                         ==========   ===========   ==========   ===========   ==========    ===========

--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD
                                                  VALUE               VALUE OPPORTUNITIES
                                                 HLS FUND                   HLS FUND
                                         ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       7,562   $    60,015        1,067   $    12,229
        Shares issued on reinvestment
          of distributions.............          --            --           44           550
        Shares redeemed................      (5,871)      (46,683)        (878)       (9,632)
                                         ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       1,691   $    13,332          233   $     3,147
                                         ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                 ADVISERS                     BOND               CAPITAL APPRECIATION
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      11,959   $   239,635       18,599   $   228,125        8,362   $   270,806
        Shares issued on reinvestment
          of distributions.............         694        14,625        2,190        26,427           --             3
        Shares redeemed................      (2,002)      (39,470)      (2,469)      (30,274)      (1,073)      (33,510)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      10,651   $   214,790       18,320   $   224,278        7,289   $   237,299
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                           DIVIDEND AND GROWTH               FOCUS                 GLOBAL ADVISERS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      14,138   $   214,747        1,137   $     8,845        1,024   $     9,663
        Shares issued on reinvestment
          of distributions.............         236         3,885            6            48           --            --
        Shares redeemed................      (1,181)      (17,463)        (345)       (2,663)        (150)       (1,395)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      13,193   $   201,169          798   $     6,230          874   $     8,268
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                    HARTFORD                    HARTFORD
                                          GLOBAL COMMUNICATIONS     GLOBAL FINANCIAL SERVICES         GLOBAL HEALTH
                                                 HLS FUND                    HLS FUND                    HLS FUND
                                         ------------------------   --------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES         AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   -----------   ------------   ----------   -----------
        CLASS IB
        Shares sold....................         425   $     1,999          460    $     3,470         1,499   $    18,616
        Shares issued on reinvestment
          of distributions.............          --            --           --             --            72         1,013
        Shares redeemed................        (237)       (1,085)         (72)          (528)         (381)       (4,601)
                                         ----------   -----------   ----------    -----------    ----------   -----------
        Net Increase (Decrease)........         188   $       914          388    $     2,942         1,190   $    15,028
                                         ==========   ===========   ==========    ===========    ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                              GLOBAL LEADERS           GLOBAL TECHNOLOGY                GROWTH
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       1,884   $    22,042        2,289   $     7,748        3,297   $    30,100
        Shares issued on reinvestment
          of distributions.............          21           273           --            --           --            --
        Shares redeemed................        (404)       (4,655)        (796)       (2,655)        (186)       (1,652)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       1,501   $    17,660        1,493   $     5,093        3,111   $    28,448
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                            GROWTH AND INCOME         GROWTH OPPORTUNITIES            HIGH YIELD
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       3,543   $    31,645          785   $    13,970       11,853   $   108,704
        Shares issued on reinvestment
          of distributions.............          41           393           --            --          610         5,706
        Shares redeemed................        (521)       (4,581)         (29)         (520)      (2,819)      (25,523)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       3,063   $    27,457          756   $    13,450        9,644   $    88,887
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD            HARTFORD INTERNATIONAL     HARTFORD INTERNATIONAL
                                                  INDEX               CAPITAL APPRECIATION          OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       1,990   $    47,959        1,680   $    12,810        5,614   $    42,281
        Shares issued on reinvestment
          of distributions.............          --            --           --            --           26           209
        Shares redeemed................        (255)       (5,993)        (280)       (2,024)      (3,873)      (29,323)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       1,735   $    41,966        1,400   $    10,786        1,767   $    13,167
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                          HARTFORD INTERNATIONAL            HARTFORD                   HARTFORD
                                              SMALL COMPANY                  MIDCAP                  MIDCAP VALUE
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................         620   $     5,879        1,419   $    27,182        6,778   $    60,022
        Shares issued on reinvestment
          of distributions.............          --            --           --            --           --            --
        Shares redeemed................        (149)       (1,389)        (452)       (8,300)        (554)       (4,721)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........         471   $     4,490          967   $    18,882        6,224   $    55,301
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                               MONEY MARKET           MORTGAGE SECURITIES           SMALL COMPANY
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................     144,641   $   144,641        6,207   $    74,625        2,941   $    29,295
        Shares issued on reinvestment
          of distributions.............         818           818          539         6,290           --            --
        Shares redeemed................    (135,827)     (135,827)      (1,257)      (15,158)        (722)       (6,858)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       9,632   $     9,632        5,489   $    65,757        2,219   $    22,437
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                    HARTFORD
                                             SMALLCAP GROWTH                 STOCK             U.S. GOVERNMENT SECURITIES
                                                 HLS FUND                   HLS FUND                    HLS FUND
                                         ------------------------   ------------------------   --------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT
                                         ----------   -----------   ----------   -----------   -----------   ------------
        CLASS IB
        Shares sold....................       1,428   $    17,148        2,633   $    95,185       11,361    $   130,476
        Shares issued on reinvestment
          of distributions.............          --            --            6           252          280          3,219
        Shares redeemed................         (45)         (522)        (569)      (20,017)      (1,111)       (12,797)
                                         ----------   -----------   ----------   -----------   ----------    -----------
        Net Increase (Decrease)........       1,383   $    16,626        2,070   $    75,420       10,530    $   120,898
                                         ==========   ===========   ==========   ===========   ==========    ===========

                                                 HARTFORD                   HARTFORD
                                                  VALUE               VALUE OPPORTUNITIES
                                                 HLS FUND                   HLS FUND
                                         ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       3,013   $    23,541          836   $     9,577
        Shares issued on reinvestment
          of distributions.............          --            --            5            68
        Shares redeemed................        (210)       (1,602)         (53)         (624)
                                         ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       2,803   $    21,939          788   $     9,021
                                         ==========   ===========   ==========   ===========

     The following information is for the year ended December 31, 2002:

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                 ADVISERS                     BOND               CAPITAL APPRECIATION
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     207,487   $   508,856      668,428   $   815,855      166,965   $   642,585
        Shares issued in merger........     220,049       488,111       77,738        90,378           --            --
        Shares issued on reinvestment
          of distributions.............     105,657       310,849       83,422        92,931        2,847        43,001
        Shares redeemed................    (878,389)   (1,912,142)    (387,997)     (493,343)    (395,688)   (1,397,883)
        Shares issued in 1 for 10 stock
          split........................  (4,233,249)           --   (1,614,335)           --   (1,774,749)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........  (4,578,445)  $  (609,326)  (1,172,744)  $   505,821   (2,000,625)  $  (712,297)
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                           DIVIDEND AND GROWTH               FOCUS                 GLOBAL ADVISERS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     333,066   $   644,897       25,022   $    23,818       59,391   $    58,817
        Shares issued on reinvestment
          of distributions.............      96,010       201,073          451           369          358           344
        Shares redeemed................    (302,046)     (539,278)     (12,497)      (10,820)     (91,890)      (92,474)
        Shares issued in 1 for 10 stock
          split........................  (1,638,206)           --      (40,193)           --     (268,006)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........  (1,511,176)  $   306,692      (27,217)  $    13,367     (300,147)  $   (33,313)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                    HARTFORD                    HARTFORD
                                          GLOBAL COMMUNICATIONS     GLOBAL FINANCIAL SERVICES         GLOBAL HEALTH
                                                 HLS FUND                    HLS FUND                    HLS FUND
                                         ------------------------   --------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES         AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   -----------   ------------   ----------   -----------
        CLASS IA
        Shares sold....................       8,599   $     4,901        9,916    $     9,178       145,513   $   182,644
        Shares issued on reinvestment
          of distributions.............          12            24           29            107         4,018         4,918
        Shares redeemed................     (12,234)       (1,925)     (13,038)        (4,577)     (141,592)     (171,948)
        Shares issued in 1 for 10 stock
          split........................      (6,601)           --      (10,011)            --      (130,846)           --
                                         ----------   -----------   ----------    -----------    ----------   -----------
        Net Increase (Decrease)........     (10,224)  $     3,000      (13,104)   $     4,708      (122,907)  $    15,614
                                         ==========   ===========   ==========    ===========    ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                              GLOBAL LEADERS           GLOBAL TECHNOLOGY          GROWTH AND INCOME
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     453,367   $   595,753      253,790   $   105,108      156,947   $   178,241
        Shares issued in merger........     183,081       253,327           --            --      186,136       200,110
        Shares issued on in-kind
          transactions.................          --            --       12,217         6,109*          --            --
        Shares issued on reinvestment
          of distributions.............         727         5,462           --            --        2,171         2,112
        Shares redeemed................    (474,221)     (656,987)    (257,161)     (105,291)    (185,140)     (191,489)
        Shares issued in 1 for 10 stock
          split........................    (451,449)           --     (165,808)           --     (462,598)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........    (288,495)  $   197,555     (156,962)  $     5,926     (302,484)  $   188,974
                                         ==========   ===========   ==========   ===========   ==========   ===========

     * During the year ended December 31, 2002, the Hartford Global Technology HLS Fund received in-kind subscriptions of securities as noted (including unrealized appreciation (depreciation) of ($925)) from a shareholder of an affiliated Fund offered by The Hartford in exchange for shares of the Fund noted.

--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                  GROWTH              GROWTH OPPORTUNITIES            HIGH YIELD
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       1,687   $    15,219        1,122   $    20,116      322,884   $   335,553
        Shares issued in merger........          --            --           --            --       50,751        48,048
        Shares issued on reinvestment
          of distributions.............          --            --           --            --       11,823         9,980
        Shares redeemed................        (133)       (1,099)      (5,284)      (96,713)    (299,921)     (299,268)
        Shares issued in 1 for 10 stock
          split........................          --            --           --            --     (193,755)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       1,554   $    14,120       (4,162)  $   (76,597)    (108,218)  $    94,313
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD            HARTFORD INTERNATIONAL     HARTFORD INTERNATIONAL
                                                  INDEX               CAPITAL APPRECIATION          OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      67,923   $   229,511       82,184   $    67,740    3,291,660   $ 2,907,057
        Shares issued in merger........      97,999       293,220           --            --           --            --
        Shares issued on in-kind
          transactions.................          --            --           --            --       12,525        11,716*
        Shares issued on reinvestment
          of distributions.............      28,220        91,135           16            68       10,217        15,535
        Shares redeemed................    (156,348)     (459,666)     (59,640)      (53,304)  (3,352,850)   (3,086,177)
        Shares issued in 1 for 10 stock
          split........................    (592,800)           --      (31,146)           --     (865,011)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........    (555,006)  $   154,200       (8,586)  $    14,504     (903,732)  $  (151,869)
                                         ==========   ===========   ==========   ===========   ==========   ===========

     * During the year ended December 31, 2002, the Hartford International Opportunities HLS Fund received in-kind subscriptions of securities as noted (including unrealized appreciation (depreciation) of ($547)) from a shareholder of an affiliated Fund offered by The Hartford in exchange for shares of the Fund noted.

                                          HARTFORD INTERNATIONAL            HARTFORD                   HARTFORD
                                              SMALL COMPANY                  MIDCAP                  MIDCAP VALUE
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      29,060   $    32,822      219,613   $   471,596      428,431   $   468,815
        Shares issued on in-kind
          transactions.................          --            --       20,551        42,766*          --            --
        Shares issued on reinvestment
          of distributions.............          37            37          984         1,990           80           685
        Shares redeemed................     (17,693)      (18,054)    (328,180)     (685,936)    (236,285)     (243,479)
        Shares issued in 1 for 10 stock
          split........................     (14,182)           --     (681,615)           --     (256,105)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (2,778)  $    14,805     (768,647)  $  (169,584)     (63,879)  $   226,021
                                         ==========   ===========   ==========   ===========   ==========   ===========

     * During the year ended December 31, 2002, the Hartford MidCap HLS Fund received in-kind subscriptions of securities as noted (including unrealized appreciation (depreciation) of $3,125) from a shareholder of an affiliated Fund offered by The Hartford in exchange for shares of the Fund noted.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                               MONEY MARKET           MORTGAGE SECURITIES           SMALL COMPANY
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................   7,433,161   $ 7,433,161      344,087   $   424,959      288,006   $   353,870
        Shares issued in merger........     122,443       122,443           --            --           --            --
        Shares issued on in-kind
          transactions.................          --            --           --            --       18,874        24,995*
        Shares issued on reinvestment
          of distributions.............      29,756        29,756       16,459        18,984           --            --
        Shares redeemed................  (7,133,424)   (7,133,424)    (127,120)     (164,767)    (322,882)     (394,686)
        Shares issued in 1 for 10 stock
          split........................          --            --     (540,701)           --     (490,203)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     451,936   $   451,936     (307,275)  $   279,176     (506,205)  $   (15,821)
                                         ==========   ===========   ==========   ===========   ==========   ===========

     * During the year ended December 31, 2002, the Hartford Small Company HLS Fund received in-kind subscriptions of securities as noted (including unrealized appreciation (depreciation) of $2,151) from a shareholder of an affiliated Fund offered by The Hartford in exchange for shares of the Fund noted.

                                                 HARTFORD                   HARTFORD                    HARTFORD
                                             SMALLCAP GROWTH                 STOCK             U.S. GOVERNMENT SECURITIES
                                                 HLS FUND                   HLS FUND                    HLS FUND
                                         ------------------------   ------------------------   --------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT
                                         ----------   -----------   ----------   -----------   -----------   ------------
        CLASS IA
        Shares sold....................      11,815   $   143,723       82,040   $   368,314       43,979    $   482,125
        Shares issued on reinvestment
          of distributions.............          --            --        2,398        58,646          840          8,732
        Shares redeemed................     (12,644)     (155,849)    (302,325)   (1,250,816)      (8,975)       (98,361)
        Shares issued in 1 for 10 stock
          split........................          --            --   (1,292,904)           --           --             --
                                         ----------   -----------   ----------   -----------   ----------    -----------
        Net Increase (Decrease)........        (829)  $   (12,126)  (1,510,791)  $  (823,856)      35,844    $   392,496
                                         ==========   ===========   ==========   ===========   ==========    ===========

                                                 HARTFORD                   HARTFORD
                                                  VALUE               VALUE OPPORTUNITIES
                                                 HLS FUND                   HLS FUND
                                         ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      62,154   $    61,107        1,276   $    15,454
        Shares issued on reinvestment
          of distributions.............          97           735          218         3,217
        Shares redeemed................     (17,586)      (15,014)      (2,121)      (25,157)
        Shares issued in 1 for 10 stock
          split........................     (76,548)           --           --            --
                                         ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (31,883)  $    46,828         (627)  $    (6,486)
                                         ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                 ADVISERS                     BOND               CAPITAL APPRECIATION
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................     127,756   $   317,874      182,699   $   240,018       91,808   $   361,932
        Shares issued on reinvestment
          of distributions.............       5,569        17,707       10,543        11,710          172         2,845
        Shares redeemed................     (35,673)      (77,330)     (25,861)      (36,070)     (18,914)      (64,902)
        Shares issued in 1 for 10 stock
          split........................    (284,427)           --     (268,394)           --     (153,584)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........    (186,775)  $   258,251     (101,013)  $   215,658      (80,518)  $   299,875
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                           DIVIDEND AND GROWTH               FOCUS                 GLOBAL ADVISERS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................     115,448   $   232,771       17,365   $    16,869        8,058   $     9,016
        Shares issued on reinvestment
          of distributions.............       7,052        15,891          185           151            9             9
        Shares redeemed................     (13,505)      (22,763)      (3,663)       (3,590)      (3,545)       (3,634)
        Shares issued in 1 for 10 stock
          split........................    (169,150)           --      (19,995)           --      (14,665)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (60,155)  $   225,899       (6,108)  $    13,430      (10,143)  $     5,391
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                    HARTFORD                    HARTFORD
                                          GLOBAL COMMUNICATIONS     GLOBAL FINANCIAL SERVICES         GLOBAL HEALTH
                                                 HLS FUND                    HLS FUND                    HLS FUND
                                         ------------------------   --------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES         AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   -----------   ------------   ----------   -----------
        CLASS IB
        Shares sold....................       4,136   $     2,232        5,275    $     4,991        20,087   $    29,128
        Shares issued on reinvestment
          of distributions.............           5             9           15             58           887         1,082
        Shares redeemed................      (2,264)         (616)      (1,904)          (886)       (6,398)       (8,034)
        Shares issued in 1 for 10 stock
          split........................      (3,758)           --       (6,144)            --       (34,864)           --
                                         ----------   -----------   ----------    -----------    ----------   -----------
        Net Increase (Decrease)........      (1,881)  $     1,625       (2,758)   $     4,163       (20,288)  $    22,176
                                         ==========   ===========   ==========    ===========    ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                              GLOBAL LEADERS           GLOBAL TECHNOLOGY          GROWTH AND INCOME
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      17,083   $    25,478       21,490   $     8,807       28,959   $    34,007
        Shares issued on reinvestment
          of distributions.............          52           437           --            --          148           143
        Shares redeemed................      (6,220)       (8,125)     (12,716)       (4,337)      (7,355)       (7,105)
        Shares issued in 1 for 10 stock
          split........................     (40,358)           --      (38,333)           --      (54,940)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (29,443)  $    17,790      (29,559)  $     4,470      (33,188)  $    27,045
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                  GROWTH              GROWTH OPPORTUNITIES            HIGH YIELD
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       1,033   $     9,056           32   $     5,419       60,625   $    63,346
        Shares issued on reinvestment
          of distributions.............          --                         --            --        2,038         1,713
        Shares redeemed................        (115)         (961)          (6)          (97)     (27,423)      (31,304)
        Shares issued in 1 for 10 stock
          split........................          --            --           --            --      (55,428)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........         918   $     8,095          323   $     5,322      (20,188)  $    33,755
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD            HARTFORD INTERNATIONAL     HARTFORD INTERNATIONAL
                                                  INDEX               CAPITAL APPRECIATION          OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      14,140   $    46,598       15,438   $    13,697      174,550   $   151,571
        Shares issued on reinvestment
          of distributions.............         801         2,735            7            27          237           431
        Shares redeemed................      (3,519)       (9,635)      (4,100)       (3,150)    (161,775)     (143,959)
        Shares issued in 1 for 10 stock
          split........................     (22,984)           --      (15,295)           --      (32,948)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (11,562)  $    39,698       (3,950)  $    10,574      (19,936)  $     8,043
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                          HARTFORD INTERNATIONAL            HARTFORD                   HARTFORD
                                              SMALL COMPANY                  MIDCAP                     MIDCAP
                                                 HLS FUND                   HLS FUND                VALUE HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       8,267   $     8,409        3,241   $     8,382       83,697   $    91,830
        Shares issued on reinvestment
          of distributions.............           9             9           --            --           13           114
        Shares redeemed................      (4,076)       (3,610)     (10,029)      (20,151)      (7,700)       (7,068)
        Shares issued in 1 for 10 stock
          split........................      (4,440)           --      (44,529)           --      (89,860)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........        (240)  $     4,808      (51,317)  $   (11,769)     (13,850)  $    84,876
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                               MONEY MARKET           MORTGAGE SECURITIES           SMALL COMPANY
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................     390,278   $   390,278       73,211   $   101,012       32,500   $    42,028
        Shares issued on reinvestment
          of distributions.............       2,405         2,405        1,714         1,967           --            --
        Shares redeemed................    (282,898)     (282,898)     (11,231)      (15,046)      (9,931)      (11,195)
        Shares issued in 1 for 10 stock
          split........................          --            --      (76,646)           --      (60,150)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     109,785   $   109,785      (12,952)  $    87,933      (37,581)  $    30,833
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                    HARTFORD
                                             SMALLCAP GROWTH                 STOCK             U.S. GOVERNMENT SECURITIES
                                                 HLS FUND                   HLS FUND                    HLS FUND
                                         ------------------------   ------------------------   --------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES         AMOUNT
                                         ----------   -----------   ----------   -----------   -----------   ------------
        CLASS IB
        Shares sold....................         672   $     7,939       30,948   $   142,796        9,479    $   104,947
        Shares issued on reinvestment
          of distributions.............          --            --          106         2,766           --             --
        Shares redeemed................         (62)         (723)      (9,557)      (38,041)        (587)        (6,491)
        Shares issued in 1 for 10 stock
          split........................          --            --      (70,496)           --           --             --
                                         ----------   -----------   ----------   -----------   ----------    -----------
        Net Increase (Decrease)........         610   $     7,216      (48,999)  $   107,521        8,892    $    98,456
                                         ==========   ===========   ==========   ===========   ==========    ===========

                                                 HARTFORD                   HARTFORD
                                                  VALUE               VALUE OPPORTUNITIES
                                                 HLS FUND                   HLS FUND
                                         ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      30,944   $    31,129          318   $     3,486
        Shares issued on reinvestment
          of distributions.............          40           306           --            --
        Shares redeemed................      (3,837)       (3,372)         (27)         (297)
        Shares issued in 1 for 10 stock
          split........................     (34,704)           --           --            --
                                         ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (7,557)  $    28,063          291   $     3,189
                                         ==========   ===========   ==========   ===========

10. LINE OF CREDIT:

     The Funds, except for the Hartford Money Market HLS Fund, participate in a $550,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the six months ended June 30, 2003, the Funds did not have any borrowings under this facility.

11. REVERSE STOCK SPLITS:

     a) On November 22, 2002, a reverse stock split was declared for Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Value HLS Fund at a ten to one ratio.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     b) On September 17, 1999, a reverse stock split was declared for the Class IB shares of certain Funds, using the following reverse split percentages:

                                                                      REVERSE SPLIT
        FUND                                                           PERCENTAGE
        ----                                                          -------------
        Hartford Advisers HLS Fund..................................      29.67%
        Hartford Bond HLS Fund......................................      93.07
        Hartford Capital Appreciation HLS Fund......................      15.42
        Hartford Dividend and Growth HLS Fund.......................      44.38
        Hartford International Opportunities HLS Fund...............      71.63
        Hartford Small Company HLS Fund.............................      74.61
        Hartford Stock HLS Fund.....................................       9.27

12. FUND MERGERS:

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. IN 2003: At a special meeting of shareholders, held on January 15, 2003, shareholders of Hartford American Leaders HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Global Equity HLS Fund, Hartford International Stock II HLS Fund and Hartford Investors Growth HLS Fund (each a "Target Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford Series Fund, Inc. (the "Plan").

     Hartford American Leaders HLS Fund merged into Hartford Stock HLS Fund Hartford Blue Chip Stock II HLS Fund merged into Hartford Growth and Income HLS Fund
     Hartford Global Equity HLS Fund merged into Hartford Global Leaders HLS
     Fund
     Hartford International Stock II HLS Fund merged into Hartford International Opportunities HLS Fund
     Hartford Investors Growth HLS Fund merged into Hartford Growth and Income HLS Fund

     The Final shareholder voting results were as follows:

                                                                      SHARES VOTED   SHARES VOTED    SHARES
                                                                          FOR          AGAINST      ABSTAINED
                                                                      ------------   ------------   ---------
        Hartford American Leaders HLS Fund..........................     1,618            32            95
        Hartford Blue Chip Stock II HLS Fund........................     2,794           121           184
        Hartford Global Equity HLS Fund.............................     1,348            48           113
        Hartford International Stock II HLS Fund....................     2,870           152           348
        Hartford Investors Growth HLS Fund..........................     2,540            41           150

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Target Fund, the assets of each Target Fund were acquired by the corresponding Acquiring Fund on January 24, 2003. Each Acquiring Fund acquired the respective Target Fund's assets in exchange for the Acquiring Fund's shares, which were distributed pro rata by each Target Fund to the holders of its shares on January 24, 2003, in complete liquidation of the Target Fund.

--------------------------------------------------------------------------------

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD GLOBAL LEADERS HLS FUND                               CLASS IA    CLASS IB
        --------------------------------                              ----------   --------
        Net assets of Hartford Global Equity HLS Fund on January 24,
          2003......................................................  $   11,029   $     --
        Hartford Global Equity HLS Fund shares exchanged............       1,498         --
        Hartford Global Leaders HLS Fund shares issued..............         953         --
        Net assets of Hartford Global Leaders HLS Fund immediately
          before the merger.........................................  $  574,009   $ 57,372
        Net assets of Hartford Global Leaders HLS Fund immediately
          after the merger..........................................  $  585,038   $ 57,372

        HARTFORD GROWTH AND INCOME HLS FUND                            CLASS IA    CLASS IB
        -----------------------------------                           ----------   --------
        Net assets of Hartford Blue Chip Stock II HLS Fund on
          January 24, 2003..........................................  $   15,890   $     --
        Hartford Blue Chip Stock II HLS Fund shares exchanged.......       3,107         --
        Hartford Growth and Income HLS Fund shares issued...........       1,843         --
        Net assets of Hartford Investors Growth HLS Fund on January
          24, 2003..................................................  $   13,716   $     --
        Hartford Investors Growth HLS Fund shares exchanged.........       2,740         --
        Hartford Growth and Income HLS Fund shares issued...........       1,591         --
        Net assets of Hartford Growth and Income HLS Fund
          immediately before the merger.............................  $  454,370   $ 60,268
        Net assets of Hartford Growth and Income HLS Fund
          immediately after the merger..............................  $  483,976   $ 60,268

        HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND                  CLASS IA    CLASS IB
        ---------------------------------------------                 ----------   --------
        Net Assets of Hartford International Stock II HLS Fund on
          January 24, 2003..........................................  $   22,447   $     --
        Hartford International Stock II HLS Fund shares exchanged...       3,304         --
        Hartford International Opportunities HLS Fund shares
          issued....................................................       3,008         --
        Net assets of Hartford International Opportunities HLS Fund
          immediately before the merger.............................  $  684,409   $ 27,363
        Net assets of Hartford International Opportunities HLS Fund
          immediately after the merger..............................  $  706,856   $ 27,363

        HARTFORD STOCK HLS FUND                                        CLASS IA    CLASS IB
        -----------------------                                       ----------   --------
        Net assets of Hartford American Leaders HLS Fund on January
          24, 2003..................................................  $   14,137   $     --
        Hartford American Leaders HLS Fund shares exchanged.........       1,787         --
        Hartford Stock HLS Fund shares issued.......................         406         --
        Net assets of Hartford Stock HLS Fund immediately before the
          merger....................................................  $4,971,437   $298,456
        Net assets of Hartford Stock HLS Fund immediately after the
          merger....................................................  $4,985,574   $298,456

     The Hartford American Leaders HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Global Equity HLS Fund, Hartford International Stock II HLS Fund and Hartford Investors Growth HLS Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of January 24, 2003:

                                                                        UNREALIZED     ACCUMULATED
                                                                       APPRECIATION    NET REALIZED   CAPITAL
        FUND                                                          (DEPRECIATION)     (LOSSES)      STOCK
        ----                                                          --------------   ------------   -------
        Hartford American Leaders HLS Fund..........................     $(2,855)         $ (35)      $18,579
        Hartford Blue Chip Stock II HLS Fund........................      (4,122)           (70)       28,311
        Hartford Global Equity HLS Fund.............................      (1,039)           (37)       14,557
        Hartford International Stock II HLS Fund....................      (8,812)          (147)       42,026
        Hartford Investors Growth HLS Fund..........................        (453)           (16)       24,976

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. IN 2002: At a special meeting of shareholders, held on April 29, 2002, shareholders of Fortis Asset Allocation Series, Fortis Global Growth Series, Fortis Growth & Income Series, Fortis High Yield Series, Fortis Diversified Income Series, Fortis S&P 500 Index Series and Fortis Money Market Series (each a "Fortis Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Mutual Funds (the "Plan").

     Fortis Asset Allocation Series merged into Hartford Advisers HLS Fund, Inc. Fortis Global Growth Series merged into Hartford Global Leaders HLS Fund. Fortis Growth & Income Series merged into Hartford Growth & Income HLS Fund.
     Fortis High Yield Series merged into Hartford High Yield HLS Fund.
     Fortis Diversified Income Series merged into Hartford Bond HLS Fund, Inc. Fortis S&P 500 Index Series merged into Hartford Index HLS Fund, Inc. Fortis Money Market Series merged into Hartford Money Market HLS Fund, Inc.

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Fortis Fund, the net assets of each Fortis Fund were acquired by a corresponding series of the Hartford HLS Mutual Funds (the "Hartford Fund") on April 30, 2002. Each Hartford Fund acquired the respective Fortis Fund's net assets in exchange for the Hartford Fund's shares, which were distributed pro rata by each Fortis Fund to the holders of its shares on April 30, 2002, in complete liquidation of the Fortis Fund.

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD ADVISERS HLS FUND, INC.   CLASS IA     CLASS IB
        --------------------------------  -----------   --------
        Net assets of Fortis Asset
          Allocation on April 30,
          2002.......................     $   488,111   $     --
        Fortis Asset Allocation shares
          exchanged..................          34,477         --
        Hartford Advisers shares
          issued.....................         220,049         --
        Net assets of Hartford Advisers
          immediately before the
          merger.....................     $11,086,683   $588,603
        Net assets of Hartford Advisers
          immediately after the
          merger.....................     $11,574,794   $588,603

        HARTFORD GLOBAL LEADERS HLS FUND   CLASS IA    CLASS IB
        --------------------------------  ----------   --------
        Net assets of Fortis Global
          Growth on April 30, 2002...     $  253,327   $     --
        Fortis Global Growth shares
          exchanged..................         17,918         --
        Hartford Global Leaders shares
          issued.....................        183,081         --
        Net assets of Hartford Global
          Leaders immediately before the
          merger.....................     $  469,286   $ 52,090
        Net assets of Hartford Global
          Leaders immediately after the
          merger.....................     $  722,613   $ 52,090

        HARTFORD GROWTH & INCOME HLS FUND   CLASS IA    CLASS IB
        ---------------------------------  ----------   --------
        Net assets of Fortis Growth &
          Income on April 30, 2002....     $  200,110   $     --
        Fortis Growth & Income shares
          exchanged...................         15,260         --
        Hartford Growth & Income shares
          issued......................        186,136         --
        Net assets of Hartford Growth &
          Income immediately before the
          merger......................     $  395,598   $ 51,483
        Net assets of Hartford Growth &
          Income immediately after the
          merger......................     $  595,708   $ 51,483

        HARTFORD HIGH YIELD HLS FUND   CLASS IA    CLASS IB
        ----------------------------  ----------   --------
        Net assets of Fortis High
          Yield on April 30, 2002...  $   48,048   $     --
        Fortis High Yield shares
          exchanged................        8,528         --
        Hartford High Yield shares
          issued...................       50,751         --
        Net assets of Hartford High
          Yield immediately before
          the merger...............   $  142,974   $ 34,629
        Net assets of Hartford High
          Yield immediately after
          the merger...............   $  191,022   $ 34,629

--------------------------------------------------------------------------------

        HARTFORD BOND HLS FUND, INC.   CLASS IA    CLASS IB
        ----------------------------  ----------   --------
        Net assets of Fortis
          Diversified Income on
          April 30, 2002...........   $   90,378   $     --
        Fortis Diversified Income
          shares exchanged.........        9,225         --
        Hartford Bond shares
          issued...................       77,738         --
        Net assets of Hartford Bond
          immediately before the
          merger...................   $1,582,247   $194,002
        Net assets of Hartford Bond
          immediately after the
          merger...................   $1,672,625   $194,002

        HARTFORD INDEX HLS FUND, INC.   CLASS IA    CLASS IB
        -----------------------------  ----------   --------
        Net assets of Fortis S&P 500
          on April 30, 2002.........   $  293,220   $     --
        Fortis S&P 500 Index shares
          exchanged.................       19,110         --
        Hartford Index shares
          issued....................       97,999         --
        Net assets of Hartford Index
          immediately before the
          merger....................   $1,846,941   $ 54,976
        Net assets of Hartford Index
          immediately after the
          merger....................   $2,140,161   $ 54,976

        HARTFORD MONEY MARKET HLS FUND, INC.   CLASS A     CLASS IB
        ------------------------------------  ----------   --------
        Net assets of Fortis Money Market on
          April 30, 2002...............       $  122,443   $     --
        Fortis Money Market shares
          exchanged....................           11,346         --
        Hartford Money Market shares
          issued.......................          122,443         --
        Net assets of Hartford Money Market
          immediately before the merger...    $1,794,364   $166,561
        Net assets of Hartford Money Market
          immediately after the merger...     $1,916,807   $166,561

     The Fortis Asset Allocation Series, Fortis Global Growth Series, Fortis Growth & Income Series, Fortis High Yield Series, Fortis Diversified Income Series, Fortis S&P 500 Index Series and Fortis Money Market Series had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of April 30, 2002:

                                       UNREALIZED     ACCUMULATED
                                      APPRECIATION    NET REALIZED
                   FUND              (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
                   ----              --------------   ------------   -------------
        Fortis Asset Allocation
          Series...................     $(28,666)       $(12,278)      $529,055
        Fortis Global Growth
          Series...................        9,623          (3,966)       247,671
        Fortis Growth and Income
          Series...................      (10,883)           (792)       211,785
        Fortis High Yield Series...      (11,371)        (20,858)        80,264
        Fortis Diversified Income
          Series...................       (3,540)         (8,690)       102,606
        Fortis S&P 500 Index
          Series...................      (20,814)             --        293,220
        Fortis Money Market
          Series...................           --              --        122,443

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                   -- SELECTED PER-SHARE DATA(4) --
                                                             -------------------------------------------------------
                                                                                                  NET REALIZED
                                                                                                      AND
                                                             NET ASSET            NET              UNREALIZED
                                                             VALUE AT          INVESTMENT             GAIN
                                                             BEGINNING           INCOME            (LOSS) ON
                                                             OF PERIOD           (LOSS)           INVESTMENTS
                                                             ---------         ----------         ------------
HARTFORD ADVISERS HLS FUND
   For the Six Months Ended June 30, 2003 (Unaudited)
   Class IA.................................................  $19.59             $ 0.21             $  1.33
   Class IB.................................................   19.72               0.29                1.23
   For the Year Ended December 31, 2002
   Class IA.................................................   23.44(5)            0.51(5)            (4.10)(5)
   Class IB.................................................   23.60(5)            0.46(5)            (4.10)(5)
   For the Year Ended December 31, 2001
   Class IA.................................................   26.65(5)            0.64(5)            (1.85)(5)
   Class IB.................................................   26.63(5)            0.50(5)            (1.77)(5)
   For the Year Ended December 31, 2000
   Class IA.................................................   29.65(5)            0.68(5)            (0.88)(5)
   Class IB.................................................   29.66(5)            0.74(5)            (0.98)(5)
   For the Year Ended December 31, 1999
   Class IA.................................................   29.85(5)            0.68(5)             2.21(5)
   Class IB.................................................   35.77(5)(6)         0.61(5)(6)          2.21(5)(6)
   For the Year Ended December 31, 1998
   Class IA.................................................   25.27(5)            0.61(5)             5.46(5)
   From inception April 1, 1998 through December 31, 1998
   Class IB.................................................   33.71(5)(6)         0.34(5)(6)          3.67(5)(6)
HARTFORD BOND HLS FUND
   For the Six Months Ended June 30, 2003 (Unaudited)
   Class IA.................................................   11.95               0.15                0.60
   Class IB.................................................   11.90               0.24                0.49
   For the Year Ended December 31, 2002
   Class IA.................................................   11.46(5)            0.56(5)            (0.01)(5)
   Class IB.................................................   11.43(5)            0.46(5)             0.07(5)
   For the Year Ended December 31, 2001
   Class IA.................................................   11.08(5)            0.46(5)             0.48(5)
   Class IB.................................................   11.07(5)            0.41(5)             0.50(5)
   For the Year Ended December 31, 2000
   Class IA.................................................    9.94(5)            0.69(5)             0.50(5)
   Class IB.................................................    9.95(5)            0.61(5)             0.56(5)
   For the Year Ended December 31, 1999
   Class IA.................................................   10.81(5)            0.62(5)            (0.84)(5)
   Class IB.................................................   10.83(5)(6)         0.61(5)(6)         (0.84)(5)(6)
   For the Year Ended December 31, 1998
   Class IA.................................................   10.50(5)            0.53(5)             0.32(5)
   From inception April 1, 1998 through December 31, 1998
   Class IB.................................................   10.75(5)(6)         0.23(5)(6)          0.40(5)(6)

                                                                                       -- SELECTED PER-SHARE DATA(4) --
                                                              ----------------------------------------------------------

                                                                TOTAL            DIVIDENDS            DIVIDENDS
                                                                 FROM             FROM NET           IN EXCESS OF
                                                              INVESTMENT         INVESTMENT         NET INVESTMENT
                                                              OPERATIONS           INCOME               INCOME
                                                              ----------         ----------         --------------
HARTFORD ADVISERS HLS FUND
   For the Six Months Ended June 30, 2003 (Unaudited)
   Class IA.................................................   $  1.54            $ (0.29)             $    --
   Class IB.................................................      1.52              (0.33)                  --
   For the Year Ended December 31, 2002
   Class IA.................................................     (3.59)(5)          (0.26)(5)               --(5)
   Class IB.................................................     (3.64)(5)          (0.24)(5)               --(5)
   For the Year Ended December 31, 2001
   Class IA.................................................     (1.21)(5)          (0.73)(5)               --(5)
   Class IB.................................................     (1.27)(5)          (0.49)(5)               --(5)
   For the Year Ended December 31, 2000
   Class IA.................................................     (0.20)(5)          (0.23)(5)               --(5)
   Class IB.................................................     (0.24)(5)          (0.22)(5)               --(5)
   For the Year Ended December 31, 1999
   Class IA.................................................      2.89(5)           (0.63)(5)               --(5)
   Class IB.................................................      2.82(5)(6)        (0.64)(5)(6)            --(5)(6)
   For the Year Ended December 31, 1998
   Class IA.................................................      6.07(5)           (0.60)(5)               --(5)
   From inception April 1, 1998 through December 31, 1998
   Class IB.................................................      4.01(5)(6)        (1.95)(5)(6)            --(5)(6)
HARTFORD BOND HLS FUND
   For the Six Months Ended June 30, 2003 (Unaudited)
   Class IA.................................................      0.75              (0.51)                  --
   Class IB.................................................      0.73              (0.49)                  --
   For the Year Ended December 31, 2002
   Class IA.................................................      0.55(5)           (0.05)(5)               --(5)
   Class IB.................................................      0.53(5)           (0.05)(5)               --(5)
   For the Year Ended December 31, 2001
   Class IA.................................................      0.94(5)           (0.56)(5)               --(5)
   Class IB.................................................      0.91(5)           (0.55)(5)               --(5)
   For the Year Ended December 31, 2000
   Class IA.................................................      1.19(5)           (0.05)(5)               --(5)
   Class IB.................................................      1.17(5)           (0.05)(5)               --(5)
   For the Year Ended December 31, 1999
   Class IA.................................................     (0.22)(5)          (0.58)(5)               --(5)
   Class IB.................................................     (0.23)(5)(6)       (0.57)(5)(6)              (5)(6)
   For the Year Ended December 31, 1998
   Class IA.................................................      0.85(5)           (0.54)(5)               --(5)
   From inception April 1, 1998 through December 31, 1998
   Class IB.................................................      0.63(5)(6)        (0.55)(5)(6)            --(5)(6)

                                                                 -- SELECTED PER-SHARE DATA(4) --
                                                              -----------------------------------

                                                              DISTRIBUTIONS
                                                                  FROM
                                                              NET REALIZED          DISTRIBUTIONS
                                                                GAINS ON                FROM
                                                               INVESTMENTS             CAPITAL
                                                              -------------         -------------
HARTFORD ADVISERS HLS FUND
   For the Six Months Ended June 30, 2003 (Unaudited)
   Class IA.................................................     $    --               $    --
   Class IB.................................................          --                    --
   For the Year Ended December 31, 2002
   Class IA.................................................          --(5)                 --(5)
   Class IB.................................................          --(5)                 --(5)
   For the Year Ended December 31, 2001
   Class IA.................................................       (1.27)(5)                --(5)
   Class IB.................................................       (1.27)(5)                --(5)
   For the Year Ended December 31, 2000
   Class IA.................................................       (2.57)(5)                --(5)
   Class IB.................................................       (2.57)(5)                --(5)
   For the Year Ended December 31, 1999
   Class IA.................................................       (2.46)(5)                --(5)
   Class IB.................................................       (8.29)(5)(6)             --(5)(6)
   For the Year Ended December 31, 1998
   Class IA.................................................       (0.89)(5)                --(5)
   From inception April 1, 1998 through December 31, 1998
   Class IB.................................................          --(5)(6)              --(5)(6)
HARTFORD BOND HLS FUND
   For the Six Months Ended June 30, 2003 (Unaudited)
   Class IA.................................................       (0.06)                   --
   Class IB.................................................       (0.06)                   --
   For the Year Ended December 31, 2002
   Class IA.................................................       (0.01)(5)                --(5)
   Class IB.................................................       (0.01)(5)                --(5)
   For the Year Ended December 31, 2001
   Class IA.................................................          --(5)                 --(5)
   Class IB.................................................          --(5)                 --(5)
   For the Year Ended December 31, 2000
   Class IA.................................................          --(5)                 --(5)
   Class IB.................................................          --(5)                 --(5)
   For the Year Ended December 31, 1999
   Class IA.................................................       (0.07)(5)                --(5)
   Class IB.................................................       (0.08)(5)(6)             --(5)(6)
   For the Year Ended December 31, 1998
   Class IA.................................................          --(5)                 --(5)
   From inception April 1, 1998 through December 31, 1998
   Class IB.................................................          --(5)(6)              --(5)(6)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                         -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------------

                           NET INCREASE                                              NET ASSETS
                           (DECREASE) IN            NET ASSET                         AT END OF
        TOTAL               NET ASSETS              VALUE AT          TOTAL            PERIOD
    DISTRIBUTIONS              VALUE              END OF PERIOD       RETURN       (000'S OMITTED)
    -------------          -------------          -------------       ------       ---------------
       $ (0.29)               $  1.25                $20.84           7.83%(2)       $9,537,920
         (0.33)                  1.19                 20.91            7.70(2)          935,187
         (0.26)(5)              (3.85)(5)             19.59(5)        (13.79)         9,249,397
         (0.24)(5)              (3.88)(5)             19.72(5)        (13.99)           672,078
         (2.00)(5)              (3.21)(5)             23.44(5)        (4.64)         11,836,564
         (1.76)(5)              (3.03)(5)             23.60(5)        (4.81)            521,205
         (2.80)(5)              (3.00)(5)             26.65(5)        (0.75)         13,430,507
         (2.79)(5)              (3.03)(5)             26.63(5)        (0.92)            252,247
         (3.09)(5)              (0.20)(5)             29.65(5)        10.59          14,082,895
         (8.93)(5)(6)           (6.11)(5)(6)          29.66(5)(6)     10.39             137,318
         (1.49)(5)               4.58(5)              29.85(5)        24.66          11,805,411
         (1.95)(5)(6)            2.06(5)(6)           35.77(5)(6)     11.96(2)           34,714
         (0.57)                  0.18                 12.13            6.23(2)        2,445,614
         (0.55)                  0.18                 12.08            6.10(2)          609,814
         (0.06)(5)               0.49(5)              11.95(5)        10.08           2,145,266
         (0.06)(5)               0.47(5)              11.90(5)         9.83             382,864
         (0.56)(5)               0.38(5)              11.46(5)         8.68           1,549,698
         (0.55)(5)               0.36(5)              11.43(5)         8.49             152,254
         (0.05)(5)               1.14(5)              11.08(5)        11.99           1,033,043
         (0.05)(5)               1.12(5)              11.07(5)        11.79              31,551
         (0.65)(5)              (0.87)(5)              9.94(5)        (2.02)            978,861
         (0.65)(5)(6)           (0.88)(5)(6)           9.95(5)(6)     (2.19)             15,818
         (0.54)(5)               0.31(5)              10.81(5)         8.15             902,480
         (0.55)(5)(6)            0.08(5)(6)           10.83(5)(6)      5.89(2)            5,285

               -- RATIOS AND SUPPLEMENTAL DATA --
---  -------------------------------------------------------
                                       RATIO OF
       RATIO OF         RATIO OF         NET
       EXPENSES         EXPENSES      INVESTMENT
      TO AVERAGE       TO AVERAGE       INCOME     PORTFOLIO
      NET ASSETS       NET ASSETS     TO AVERAGE   TURNOVER
     AFTER WAIVERS   BEFORE WAIVERS   NET ASSETS    RATE(7)
     -------------   --------------   ----------   ---------
         0.67%(1)         0.67%(1)       2.21%(1)       28%
         0.92(1)          0.92(1)        1.96(1)        28
         0.67             0.67           2.29           47
         0.90             0.92           2.07           47
         0.66             0.66           2.51           34
         0.84             0.91           2.33           34
         0.66             0.66           2.47           40
         0.84             0.91           2.29           40
         0.65             0.66           2.46           38
         0.83             0.91           2.28           38
         0.63             0.63           2.40           37
         0.83(1)          0.83(1)        2.22(1)        37
         0.50(1)          0.50(1)        4.00(1)       150
         0.75(1)          0.75(1)        3.75(1)       150
         0.51             0.51           5.58          108
         0.75             0.76           5.34          108
         0.51             0.51           5.87          185
         0.69             0.76           5.69          185
         0.52             0.52           6.54          169
         0.70             0.77           6.36          169
         0.52             0.52           6.09          111
         0.70             0.77           5.91          111
         0.50             0.50           5.86          122
         0.69(1)          0.69(1)        5.54(1)       122

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                  -- SELECTED PER-SHARE DATA(4) --
                                    ------------------------------------------------------------------------------
                                                                  NET REALIZED
                                                                      AND
                                    NET ASSET      NET             UNREALIZED           TOTAL           DIVIDENDS
                                    VALUE AT    INVESTMENT            GAIN               FROM            FROM NET
                                    BEGINNING     INCOME           (LOSS) ON          INVESTMENT        INVESTMENT
                                    OF PERIOD     (LOSS)          INVESTMENTS         OPERATIONS          INCOME
                                    ---------   ----------        ------------        ----------        ----------
HARTFORD CAPITAL APPRECIATION HLS
 FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................  $31.70       $ 0.16            $  4.30            $  4.46           $ (0.01)
   Class IB........................   31.63         0.12               4.28               4.40                --
   For the Year Ended December 31,
     2002
   Class IA........................   39.75(5)      0.15(5)           (8.01)(5)          (7.86)(5)         (0.19)(5)
   Class IB........................   39.68(5)      0.12(5)           (8.03)(5)          (7.91)(5)         (0.14)(5)
   For the Year Ended December 31,
     2001
   Class IA........................   59.26(5)      0.21(5)           (3.36)(5)          (3.15)(5)         (0.27)(5)
   Class IB........................   59.23(5)      0.06(5)           (3.29)(5)          (3.23)(5)         (0.23)(5)
   For the Year Ended December 31,
     2000
   Class IA........................   60.95(5)      0.41(5)            7.57(5)            7.98(5)          (0.39)(5)
   Class IB........................   60.98(5)     (0.77)(5)           8.64(5)            7.87(5)          (0.34)(5)
   For the Year Ended December 31,
     1999
   Class IA........................   47.59(5)      0.23(5)           16.43(5)           16.66(5)          (0.18)(5)
   Class IB........................   64.37(5)(6)     1.50(5)(6)      15.03(5)(6)        16.53(5)(6)       (0.13)(5)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   44.10(5)      0.25(5)            5.25(5)            5.50(5)          (0.26)(5)
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................   64.86(5)(6)     0.13(5)(6)       0.94(5)(6)         1.07(5)(6)       (1.56)(5)(6)
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................   15.09         0.13               1.24               1.37             (0.02)
   Class IB........................   15.07         0.10               1.24               1.34             (0.01)
   For the Year Ended December 31,
     2002
   Class IA........................   18.80(5)      0.25(5)           (3.64)(5)          (3.39)(5)         (0.23)(5)
   Class IB........................   18.79(5)      0.24(5)           (3.66)(5)          (3.42)(5)         (0.21)(5)
   For the Year Ended December 31,
     2001
   Class IA........................   21.24(5)      0.31(5)           (1.14)(5)          (0.83)(5)         (0.30)(5)
   Class IB........................   21.24(5)      0.39(5)           (1.25)(5)          (0.86)(5)         (0.28)(5)
   For the Year Ended December 31,
     2000
   Class IA........................   21.49(5)      0.35(5)            1.78(5)            2.13(5)          (0.34)(5)
   Class IB........................   21.51(5)      0.40(5)            1.69(5)            2.09(5)          (0.32)(5)
   For the Year Ended December 31,
     1999
   Class IA........................   21.60(5)      0.34(5)            0.75(5)            1.09(5)          (0.35)(5)
   Class IB........................   22.67(5)(6)     0.24(5)(6)       0.77(5)(6)         1.01(5)(6)       (0.34)(5)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   19.52(5)      0.33(5)            2.80(5)            3.13(5)          (0.35)(5)
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................   22.53(5)(6)     0.16(5)(6)       0.68(5)(6)         0.84(5)(6)       (0.70)(5)(6)
HARTFORD FOCUS HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................    7.74         0.02               0.73               0.75             (0.03)
   Class IB........................    7.71         0.01               0.73               0.74             (0.02)
   For the Year Ended December 31,
     2002
   Class IA........................   10.38(5)      0.03(5)           (2.66)(5)          (2.63)(5)            --(5)
   Class IB........................   10.37(5)      0.02(5)           (2.67)(5)          (2.65)(5)            --(5)
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................   10.00(5)      0.02(5)            0.38(5)            0.40(5)          (0.02)(5)
   Class IB........................   10.00(5)      0.01(5)            0.37(5)            0.38(5)          (0.01)(5)

                                                             -- SELECTED PER-SHARE DATA(4) --
                                     --------------------------------------------------------

                                                           DISTRIBUTIONS
                                       DIVIDENDS               FROM
                                      IN EXCESS OF         NET REALIZED         DISTRIBUTIONS
                                     NET INVESTMENT          GAINS ON               FROM
                                         INCOME             INVESTMENTS            CAPITAL
                                     --------------        -------------        -------------
HARTFORD CAPITAL APPRECIATION HLS
 FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................     $    --               $    --              $    --
   Class IB........................          --                    --                   --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)                 --(5)                --(5)
   Class IB........................          --(5)                 --(5)                --(5)
   For the Year Ended December 31,
     2001
   Class IA........................          --(5)             (16.09)(5)               --(5)
   Class IB........................          --(5)             (16.09)(5)               --(5)
   For the Year Ended December 31,
     2000
   Class IA........................          --(5)              (9.28)(5)               --(5)
   Class IB........................          --(5)              (9.28)(5)               --(5)
   For the Year Ended December 31,
     1999
   Class IA........................          --(5)              (3.12)(5)               --(5)
   Class IB........................          --(5)(6)          (19.79)(5)(6)            --(5)(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --(5)              (1.75)(5)               --(5)
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................          --(5)(6)              --(5)(6)             --(5)(6)
HARTFORD DIVIDEND AND GROWTH HLS
 FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................          --                 (0.10)                  --
   Class IB........................          --                 (0.10)                  --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)              (0.09)(5)               --(5)
   Class IB........................          --(5)              (0.09)(5)               --(5)
   For the Year Ended December 31,
     2001
   Class IA........................          --(5)              (1.31)(5)               --(5)
   Class IB........................          --(5)              (1.31)(5)               --(5)
   For the Year Ended December 31,
     2000
   Class IA........................          --(5)              (2.04)(5)               --(5)
   Class IB........................          --(5)              (2.04)(5)               --(5)
   For the Year Ended December 31,
     1999
   Class IA........................          --(5)              (0.85)(5)               --(5)
   Class IB........................          --(5)(6)           (1.83)(5)(6)            --(5)(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --(5)              (0.70)(5)               --(5)
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................          --(5)(6)              --(5)(6)             --(5)(6)
HARTFORD FOCUS HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................          --                    --                   --
   Class IB........................          --                    --                   --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)              (0.01)(5)               --(5)
   Class IB........................          --(5)              (0.01)(5)               --(5)
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................          --(5)                 --(5)                --(5)
   Class IB........................          --(5)                 --(5)                --(5)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                            -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------------

                                                                                                RATIO OF
                          NET INCREASE                                        NET ASSETS        EXPENSES
                          (DECREASE) IN           NET ASSET                    AT END OF       TO AVERAGE
        TOTAL              NET ASSETS             VALUE AT      TOTAL           PERIOD         NET ASSETS
    DISTRIBUTIONS             VALUE             END OF PERIOD   RETURN      (000'S OMITTED)   AFTER WAIVERS
    -------------         -------------         -------------   ------      ---------------   -------------
       $ (0.01)              $  4.45               $36.15       14.07%(2)     $6,931,883          0.69%(1)
            --                  4.40                36.03       13.93(2)         932,547          0.94(1)
         (0.19)(5)             (8.05)(5)            31.70(5)    (19.70)        6,240,859          0.69
         (0.14)(5)             (8.05)(5)            31.63(5)    (19.88)          588,013          0.92
        (16.36)(5)            (19.51)(5)            39.75(5)    (6.94)         8,734,600          0.68
        (16.32)(5)            (19.55)(5)            39.68(5)    (7.10)           393,241          0.86
         (9.67)(5)             (1.69)(5)            59.26(5)    13.22          9,581,897          0.66
         (9.62)(5)             (1.75)(5)            59.23(5)    13.02            136,058          0.84
         (3.30)(5)             13.36(5)             60.95(5)    37.46          7,963,003          0.66
        (19.92)(5)(6)          (3.39)(5)(6)         60.98(5)(6) 37.21             22,993          0.84
         (2.01)(5)              3.49(5)             47.59(5)    15.48          5,807,480          0.64
         (1.56)(5)(6)          (0.49)(5)(6)         64.37(5)(6)  1.65(2)           5,942          0.82(1)
         (0.12)                 1.25                16.34        9.05(2)       3,157,061          0.69(1)
         (0.11)                 1.23                16.30        8.92(2)         569,439          0.94(1)
         (0.32)(5)             (3.71)(5)            15.09(5)    (14.23)        2,810,625          0.69
         (0.30)(5)             (3.72)(5)            15.07(5)    (14.42)          327,617          0.92
         (1.61)(5)             (2.44)(5)            18.80(5)    (4.04)         3,190,773          0.68
         (1.59)(5)             (2.45)(5)            18.79(5)    (4.21)           153,848          0.86
         (2.38)(5)             (0.25)(5)            21.24(5)    10.95          3,189,857          0.68
         (2.36)(5)             (0.27)(5)            21.24(5)    10.75             35,415          0.86
         (1.20)(5)             (0.11)(5)            21.49(5)     5.31          3,207,733          0.68
         (2.17)(5)(6)          (1.16)(5)(6)         21.51(5)(6)  5.12             16,087          0.86
         (1.05)(5)              2.08(5)             21.60(5)    16.42(2)       3,031,293          0.66
         (0.70)(5)(6)           0.14(5)(6)          22.67(5)(6)  3.67(2)           8,600          0.85(1)
         (0.03)                 0.72                 8.46        9.65(2)          39,578          0.89(1)
         (0.02)                 0.72                 8.43        9.52(2)          26,797          1.14(1)
         (0.01)(5)             (2.64)(5)             7.74(5)    (24.59)           35,237          0.88
         (0.01)(5)             (2.66)(5)             7.71(5)    (24.76)           18,361          1.11
         (0.02)(5)              0.38(5)             10.38(5)     3.94(2)          32,968          0.95(1)
         (0.01)(5)              0.37(5)             10.37(5)     3.83(2)           8,803          1.13(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.69%(1)       0.98%(1)       45%
          0.94(1)        0.73(1)        45
          0.69           0.64           94
          0.94           0.41           94
          0.68           0.57           92
          0.93           0.39           92
          0.66           0.64          108
          0.91           0.46          108
          0.66           0.46           66
          0.91           0.28           66
          0.64           0.59           51
          0.82(1)        0.30(1)        51
          0.69(1)        1.78(1)        16
          0.94(1)        1.52(1)        16
          0.69           1.56           43
          0.94           1.33           43
          0.68           1.66           61
          0.93           1.48           61
          0.68           1.70           59
          0.93           1.52           59
          0.68           1.60           56
          0.93           1.42           56
          0.66           1.81           48
          0.85(1)        1.57(1)        48
          0.89(1)        0.48(1)        93
          1.14(1)        0.23(1)        93
          0.88           0.40          212
          1.13           0.17          212
          0.95(1)        0.47(1)       113
          1.20(1)        0.29(1)       113

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                   -- SELECTED PER-SHARE DATA(4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD GLOBAL ADVISERS HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................  $ 9.16       $ 0.07       $  0.89       $  0.96      $    --
   Class IB........................    9.12         0.02          0.93          0.95           --
   For the Year Ended December 31,
     2002
   Class IA........................   10.07(5)     (0.50)(5)     (0.41)(5)     (0.91)(5)       --(5)
   Class IB........................   10.05(5)     (0.41)(5)     (0.52)(5)     (0.93)(5)       --(5)
   For the Year Ended December 31,
     2001
   Class IA........................   11.49(5)      0.23(5)      (0.94)(5)     (0.71)(5)    (0.08)(5)
   Class IB........................   11.47(5)      0.44(5)      (1.16)(5)     (0.72)(5)    (0.07)(5)
   For the Year Ended December 31,
     2000
   Class IA........................   13.97(5)      0.46(5)      (1.34)(5)     (0.88)(5)    (0.71)(5)
   Class IB........................   13.97(5)      0.48(5)      (1.38)(5)     (0.90)(5)    (0.71)(5)
   For the Year Ended December 31,
     1999
   Class IA........................   11.55(5)      0.40(5)       2.27(5)       2.67(5)     (0.25)(5)
   From inception November 9, 1999
     through December 31, 1999
   Class IB........................   13.00(5)      0.04(5)       1.18(5)       1.22(5)     (0.25)(5)
   For the Year Ended December 31,
     1998..........................   11.75(5)      0.64(5)       0.82(5)       1.46(5)     (0.39)(5)
HARTFORD GLOBAL COMMUNICATIONS HLS
 FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................    4.47         0.02          0.98          1.00           --
   Class IB........................    4.47         0.02          0.97          0.99           --
   For the Year Ended December 31,
     2002
   Class IA........................    6.37(5)      0.01(5)      (1.89)(5)     (1.88)(5)    (0.02)(5)
   Class IB........................    6.37(5)      0.01(5)      (1.89)(5)     (1.88)(5)    (0.02)(5)
   For the Year Ended December 31,
     2001
   Class IA........................   10.00(5)      0.03(5)      (3.62)(5)     (3.59)(5)    (0.04)(5)
   Class IB........................   10.00(5)      0.02(5)      (3.62)(5)     (3.60)(5)    (0.03)(5)
HARTFORD GLOBAL FINANCIAL SERVICES
 HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................    7.51         0.08          0.55          0.63           --
   Class IB........................    7.50         0.07          0.55          0.62           --
   For the Year Ended December 31,
     2002
   Class IA........................    9.37(5)      0.08(5)      (1.86)(5)     (1.78)(5)    (0.08)(5)
   Class IB........................    9.36(5)      0.07(5)      (1.86)(5)     (1.79)(5)    (0.07)(5)
   For the Year Ended December 31,
     2001
   Class IA........................   10.00(5)      0.07(5)      (0.66)(5)     (0.59)(5)    (0.04)(5)
   Class IB........................   10.00(5)      0.04(5)      (0.65)(5)     (0.61)(5)    (0.03)(5)
HARTFORD GLOBAL HEALTH HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................   11.91         0.02          2.09          2.11        (0.02)
   Class IB........................   11.85           --          2.08          2.08           --
   For the Year Ended December 31,
     2002
   Class IA........................   14.72(5)      0.01(5)      (2.79)(5)     (2.78)(5)       --(5)
   Class IB........................   14.68(5)      0.01(5)      (2.81)(5)     (2.80)(5)       --(5)
   For the Year Ended December 31,
     2001
   Class IA........................   14.42(5)        --(5)       0.30(5)       0.30(5)        --(5)
   Class IB........................   14.41(5)     (0.03)(5)      0.30(5)       0.27(5)        --(5)
   From inception May,1 2000
     through December 31, 2000
   Class IA........................   10.00(5)      0.03(5)       4.77(5)       4.80(5)     (0.03)(5)
   Class IB........................   10.00(5)      0.03(5)       4.75(5)       4.78(5)     (0.02)(5)

                                                   -- SELECTED PER-SHARE DATA(4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD GLOBAL ADVISERS HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................     $    --          $    --         $    --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   For the Year Ended December 31,
     2001
   Class IA........................          --(5)         (0.63)(5)          --(5)
   Class IB........................          --(5)         (0.63)(5)          --(5)
   For the Year Ended December 31,
     2000
   Class IA........................          --(5)         (0.89)(5)          --(5)
   Class IB........................          --(5)         (0.89)(5)          --(5)
   For the Year Ended December 31,
     1999
   Class IA........................          --(5)            --(5)           --(5)
   From inception November 9, 1999
     through December 31, 1999
   Class IB........................          --(5)            --(5)           --(5)
   For the Year Ended December 31,
     1998..........................       (0.06)(5)        (0.32)(5)       (0.89)(5)
HARTFORD GLOBAL COMMUNICATIONS HLS
 FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   For the Year Ended December 31,
     2001
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
HARTFORD GLOBAL FINANCIAL SERVICES
 HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   For the Year Ended December 31,
     2001
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
HARTFORD GLOBAL HEALTH HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................          --            (0.20)             --
   Class IB........................          --            (0.20)             --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)         (0.03)(5)          --(5)
   Class IB........................          --(5)         (0.03)(5)          --(5)
   For the Year Ended December 31,
     2001
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   From inception May,1 2000
     through December 31, 2000
   Class IA........................          --(5)         (0.35)(5)          --(5)
   Class IB........................          --(5)         (0.35)(5)          --(5)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                               -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------

                                                                                 RATIO OF
                    NET INCREASE                               NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                 AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT      TOTAL        PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN   (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ------   ---------------   -------------
       $    --         $  0.96         $10.12       10.48%(2)   $  284,955         0.85%(1)
            --            0.95          10.07       10.36(2)       26,551          1.10(1)
            --(5)        (0.91)(5)       9.16(5)    (8.95)        269,329          0.83
            --(5)        (0.93)(5)       9.12(5)    (9.15)         16,078          1.06
         (0.71)(5)       (1.42)(5)      10.07(5)    (6.25)        331,784          0.86
         (0.70)(5)       (1.42)(5)      10.05(5)    (6.42)         11,965          1.04
         (1.60)(5)       (2.48)(5)      11.49(5)    (6.63)        384,648          0.85
         (1.60)(5)       (2.50)(5)      11.47(5)    (6.80)          4,800          1.03
         (0.25)(5)        2.42(5)      13.970(5)    23.16         396,147          0.85
         (0.25)(5)        0.97(5)      13.970(5)     9.35(2)           11          1.03(1)
         (1.66)(5)       (0.20)(5)     11.550(5)    13.35         285,853          0.86
            --            1.00           5.47       22.33(2)       11,632          0.95(1)
            --            0.99           5.46       22.18(2)        4,334          1.20(1)
         (0.02)(5)       (1.90)(5)       4.47(5)    (29.36)         8,177          1.01
         (0.02)(5)       (1.90)(5)       4.47(5)    (29.50)         2,707          1.24
         (0.04)(5)       (3.63)(5)       6.37(5)    (35.74)         7,679          0.92
         (0.03)(5)       (3.63)(5)       6.37(5)    (35.88)         1,584          1.10
            --            0.63           8.14        8.43(2)       18,335          0.98(1)
            --            0.62           8.12        8.29(2)       10,171          1.24(1)
         (0.08)(5)       (1.86)(5)       7.51(5)    (18.87)        15,486          1.15
         (0.07)(5)       (1.86)(5)       7.50(5)    (19.04)         6,477          1.38
         (0.04)(5)       (0.63)(5)       9.37(5)    (5.72)         14,216          0.93
         (0.03)(5)       (0.64)(5)       9.36(5)    (5.91)          3,392          1.11
         (0.22)           1.89          13.80       17.59(2)      207,622          0.90(1)
         (0.20)           1.88          13.73       17.45(2)       72,480          1.15(1)
         (0.03)(5)       (2.81)(5)      11.91(5)    (16.97)       172,037          0.90
         (0.03)(5)       (2.83)(5)      11.85(5)    (17.16)        48,470          1.13
            --(5)         0.30(5)       14.72(5)     2.04         202,131          0.89
            --(5)         0.27(5)       14.68(5)     1.86          35,781          1.07
         (0.38)(5)        4.42(5)       14.42(5)    48.18(2)      123,533          0.90(1)
         (0.37)(5)        4.41(5)       14.41(5)    48.00(2)        9,347          1.08(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.85%(1)       1.74%(1)      217%
          1.10(1)        1.49(1)       217
          0.83           2.05          288
          1.08           1.82          288
          0.86           2.21          346
          1.11           2.03          346
          0.85           2.72          184
          1.10           2.54          184
          0.85           2.59          142
          1.10(1)        2.42(1)       142
          0.86           2.77          161
          0.95(1)        1.06(1)        41
          1.20(1)        0.81(1)        41
          1.01           0.66        100.0
          1.26           0.43        100.0
          0.92           0.38           95
          1.17           0.20           95
          0.98(1)        2.28(1)        34
          1.24(1)        2.02(1)        34
          1.15           1.11           80
          1.40           0.88           80
          0.93           1.04          119
          1.18           0.86          119
          0.90(1)        0.37(1)        20
          1.15(1)        0.12(1)        20
          0.90           0.10           60
          1.15          (0.13)          60
          0.89           0.06           62
          1.14          (0.12)          62
          0.90(1)        0.59(1)        46
          1.15(1)        0.41(1)        46

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                   -- SELECTED PER-SHARE DATA(4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD GLOBAL LEADERS HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................  $11.50       $ 0.06       $  1.52       $  1.58      $ (0.02)
   Class IB........................   11.47         0.08          1.48          1.56        (0.04)
   For the Year Ended December 31,
     2002
   Class IA........................   14.43(5)      0.13(5)      (2.95)(5)     (2.82)(5)    (0.11)(5)
   Class IB........................   14.40(5)      0.12(5)      (2.96)(5)     (2.84)(5)    (0.09)(5)
   For the Year Ended December 31,
     2001
   Class IA........................   17.59(5)      0.11(5)      (3.02)(5)     (2.91)(5)    (0.08)(5)
   Class IB........................   17.57(5)      0.08(5)      (3.02)(5)     (2.94)(5)    (0.06)(5)
   For the Year Ended December 31,
     2000
   Class IA........................   19.13(5)      0.08(5)      (1.42)(5)     (1.34)(5)    (0.09)(5)
   Class IB........................   19.12(5)     (0.06)(5)     (1.30)(5)     (1.36)(5)    (0.08)(5)
   For the Year Ended December 31,
     1999
   Class IA........................   12.85(5)      0.03(5)       6.42(5)       6.45(5)     (0.03)(5)
   Class IB........................   12.85(5)      0.07(5)       6.34(5)       6.41(5)        --(5)
   From inception, September 30,
     1998 through December 31, 1998
   Class IA........................   10.00(5)      0.01(5)       3.18(5)       3.19(5)     (0.02)(5)
   Class IB........................   10.00(5)      0.02(5)       3.16(5)       3.18(5)     (0.01)(5)
HARTFORD GLOBAL TECHNOLOGY HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................    3.02        (0.05)         0.85          0.80           --
   Class IB........................    3.01        (0.05)         0.83          0.78           --
   For the Year Ended December 31,
     2002
   Class IA........................    4.92(5)     (0.05)(5)     (1.85)(5)     (1.90)(5)       --(5)
   Class IB........................    4.90(5)     (0.04)(5)     (1.85)(5)     (1.89)(5)       --(5)
   For the Year Ended December 31,
     2001
   Class IA........................    6.37(5)     (0.02)(5)     (1.43)(5)     (1.45)(5)       --(5)
   Class IB........................    6.36(5)     (0.02)(5)     (1.44)(5)     (1.46)(5)       --(5)
   From inception May 1, 2000
     through December 31, 2000
   Class IA........................   10.00(5)     (0.01)(5)     (3.62)(5)     (3.63)(5)       --(5)
   Class IB........................   10.00(5)     (0.01)(5)     (3.63)(5)     (3.64)(5)       --(5)
HARTFORD GROWTH HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................    8.66           --          1.31          1.31           --
   Class IB........................    8.64           --          1.30          1.30           --
   From inception April 30, 2002
     through December 31, 2002
   Class IA........................   10.00           --         (1.34)        (1.34)          --
   Class IB........................   10.00           --         (1.36)        (1.36)          --

                                                   -- SELECTED PER-SHARE DATA(4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD GLOBAL LEADERS HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................     $    --          $    --         $    --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   For the Year Ended December 31,
     2001
   Class IA........................          --(5)         (0.17)(5)          --(5)
   Class IB........................          --(5)         (0.17)(5)          --(5)
   For the Year Ended December 31,
     2000
   Class IA........................          --(5)         (0.11)(5)          --(5)
   Class IB........................          --(5)         (0.11)(5)          --(5)
   For the Year Ended December 31,
     1999
   Class IA........................          --(5)         (0.14)(5)          --(5)
   Class IB........................          --(5)         (0.14)(5)          --(5)
   From inception, September 30,
     1998 through December 31, 1998
   Class IA........................          --(5)         (0.32)(5)          --(5)
   Class IB........................          --(5)         (0.32)(5)          --(5)
HARTFORD GLOBAL TECHNOLOGY HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   For the Year Ended December 31,
     2001
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   From inception May 1, 2000
     through December 31, 2000
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
HARTFORD GROWTH HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   From inception April 30, 2002
     through December 31, 2002
   Class IA........................          --               --              --
   Class IB........................          --               --              --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                               -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------

                                                                                 RATIO OF
                    NET INCREASE                               NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                 AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT      TOTAL        PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN   (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ------   ---------------   -------------
       $ (0.02)        $  1.56         $13.06       13.75%(2)   $  604,372         0.80%(1)
         (0.04)           1.52          12.99       13.61(2)       82,257          1.05(1)
         (0.11)(5)       (2.93)(5)      11.50(5)    (19.51)       544,901          0.81
         (0.09)(5)       (2.93)(5)      11.47(5)    (19.70)        55,421          1.03
         (0.25)(5)       (3.16)(5)      14.43(5)    (16.58)       484,661          0.81
         (0.23)(5)       (3.17)(5)      14.40(5)    (16.73)        49,356          0.99
         (0.20)(5)       (1.54)(5)      17.59(5)    (7.06)        572,517          0.81
         (0.19)(5)       (1.55)(5)      17.57(5)    (7.22)         25,869          0.99
         (0.17)(5)        6.28(5)       19.13(5)    50.37         179,675          0.86
         (0.14)(5)        6.27(5)       19.12(5)    50.11              69          1.04
         (0.34)(5)        2.85(5)       12.85(5)    31.88(2)        5,761          0.89(1)
         (0.33)(5)        2.85(5)       12.85(5)    31.82(2)           39          0.98(1)
            --            0.80           3.82       26.41(2)       80,678          0.90(1)
            --            0.78           3.79       26.25(2)       22,849          1.15(1)
            --(5)        (1.90)(5)       3.02(5)    (38.59)        54,596          0.91
            --(5)        (1.89)(5)       3.01(5)    (38.69)        13,609          1.13
            --(5)        (1.45)(5)       4.92(5)    (22.81)        86,074          0.89
            --(5)        (1.46)(5)       4.90(5)    (22.95)        16,712          1.07
            --(5)        (3.63)(5)       6.37(5)    (37.45)(2)       71,276        0.92(1)
            --(5)        (3.64)(5)       6.36(5)    (37.10)(2)        7,340        1.10(1)
            --            1.31           9.97       15.14(2)       66,197          0.05(1)
            --            1.30           9.94       15.00(2)       40,047          0.30(1)
            --           (1.34)          8.66       (13.43)(2)       13,452        0.99(1)
            --           (1.36)          8.64       (13.57)(2)        7,937        1.24(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.80%(1)       1.14%(1)      155%
          1.05(1)        0.88(1)       155
          0.81           1.06          324
          1.06           0.84          324
          0.81           0.71          363
          1.06           0.53          363
          0.81           0.63          367
          1.06           0.45          367
          0.91           0.54(3)       207
          1.16           0.36(3)       207
          1.46(1)        0.63(1)(3)      48
          1.55(1)        0.59(1)(3)      48
          0.90(1)       (0.43)(1)       64
          1.15(1)       (0.69)(1)       64
          0.91          (0.69)         155
          1.16          (0.92)         155
          0.89          (0.49)         240
          1.14          (0.67)         240
          0.92(1)       (0.44)(1)      150
          1.17(1)       (0.62)(1)      150
          0.05(1)        0.03(1)        57
          0.30(1)       (0.23)(1)       57
          0.99(1)        0.01(1)        76
          1.24(1)       (0.25)(1)       76

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                   -- SELECTED PER-SHARE DATA(4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD GROWTH AND INCOME HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................  $ 8.80       $ 0.03       $  0.85       $  0.88      $ (0.05)
   Class IB........................    8.75         0.03          0.83          0.86        (0.04)
   For the Year Ended December 31,
     2002
   Class IA........................   11.72(5)      0.05(5)      (2.97)(5)     (2.92)(5)       --(5)
   Class IB........................   11.67(5)      0.04(5)      (2.96)(5)     (2.92)(5)       --(5)
   For the Year Ended December 31,
     2001
   Class IA........................   13.26(5)      0.06(5)      (1.10)(5)     (1.04)(5)       --(5)
   Class IB........................   13.23(5)      0.05(5)      (1.11)(5)     (1.06)(5)       --(5)
   For the Year Ended December 31,
     2000
   Class IA........................   14.32(5)      0.05(5)      (0.85)(5)     (0.80)(5)    (0.05)(5)
   Class IB........................   14.30(5)     (0.08)(5)     (0.74)(5)     (0.82)(5)    (0.04)(5)
   For the Year Ended December 31,
     1999
   Class IA........................   11.86(5)      0.04(5)       2.55(5)       2.59(5)     (0.04)(5)
   Class IB........................   11.85(5)      0.06(5)       2.50(5)       2.56(5)     (0.02)(5)
   From inception, May 31, 1998
     through December 31, 1998
   Class IA........................   10.00(5)      0.05(5)       1.85(5)       1.90(5)     (0.04)(5)
   Class IB........................   10.00(5)      0.09(5)       1.79(5)       1.88(5)     (0.03)(5)
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................   16.40           --          3.46          3.46           --
   Class IB........................   16.37        (0.01)         3.45          3.44           --
   For the Year Ended December 31,
     2002
   Class IA........................   22.66        (0.03)        (6.23)        (6.26)          --
   From inception April, 30 2002
     through December 31, 2002
   Class IB........................   21.16        (0.01)        (4.78)        (4.79)          --
   For the Year Ended December 31,
     2001
   Class IA........................   40.66           --         (9.21)        (9.21)          --
   For the Year Ended December 31,
     2000
   Class IA........................   45.14        (0.03)         2.99          2.96           --
   For the Year Ended December 31,
     1999
   Class IA........................   41.09        (0.05)        17.42         17.37        (0.09)
   For the Year Ended December 31,
     1998
   Class IA........................   36.64         0.09          6.40          6.49        (0.13)
HARTFORD HIGH YIELD HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................    8.49        (0.03)         1.31          1.28        (0.37)
   Class IB........................    8.44         0.09          1.18          1.27        (0.37)
   For the Year Ended December 31,
     2002
   Class IA........................    9.64(5)      0.63(5)      (1.73)(5)     (1.10)(5)    (0.05)(5)
   Class IB........................    9.61(5)      0.49(5)      (1.61)(5)     (1.12)(5)    (0.05)(5)
   For the Year Ended December 31,
     2001
   Class IA........................    9.39(5)      0.78(5)      (0.52)(5)      0.26(5)     (0.01)(5)
   Class IB........................    9.38(5)      0.84(5)      (0.60)(5)      0.24(5)     (0.01)(5)
   For the Year Ended December 31,
     2000
   Class IA........................   10.05(5)      0.78(5)      (0.68)(5)      0.10(5)     (0.76)(5)
   Class IB........................   10.05(5)      0.04(5)       0.04(5)       0.08(5)     (0.75)(5)
   For the Year Ended December 31,
     1999
   Class IA........................   10.17(5)      0.60(5)      (0.13)(5)      0.47(5)     (0.59)(5)
   Class IB........................   10.17(5)      0.85(5)      (0.39)(5)      0.46(5)     (0.58)(5)
   From inception, September 21,
     1998 through December 31, 1998
   Class IA........................   10.00(5)      0.19(5)       0.17(5)       0.36(5)     (0.19)(5)
   Class IB........................   10.00(5)      0.22(5)       0.14(5)       0.36(5)     (0.19)(5)

                                                   -- SELECTED PER-SHARE DATA(4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD GROWTH AND INCOME HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................     $    --          $    --         $    --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   For the Year Ended December 31,
     2001
   Class IA........................          --(5)         (0.50)(5)          --(5)
   Class IB........................          --(5)         (0.50)(5)          --(5)
   For the Year Ended December 31,
     2000
   Class IA........................          --(5)         (0.21)(5)          --(5)
   Class IB........................          --(5)         (0.21)(5)          --(5)
   For the Year Ended December 31,
     1999
   Class IA........................          --(5)         (0.09)(5)          --(5)
   Class IB........................          --(5)         (0.09)(5)          --(5)
   From inception, May 31, 1998
     through December 31, 1998
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
HARTFORD GROWTH OPPORTUNITIES HLS
 FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --               --              --
   From inception April, 30 2002
     through December 31, 2002
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2001
   Class IA........................          --            (8.79)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --            (7.44)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --           (13.23)             --
   For the Year Ended December 31,
     1998
   Class IA........................          --            (1.91)             --
HARTFORD HIGH YIELD HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   For the Year Ended December 31,
     2001
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   For the Year Ended December 31,
     2000
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   For the Year Ended December 31,
     1999
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   From inception, September 21,
     1998 through December 31, 1998
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                       -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------------

                                                                                           RATIO OF
                          NET INCREASE                                   NET ASSETS        EXPENSES
                          (DECREASE) IN     NET ASSET                     AT END OF       TO AVERAGE
        TOTAL              NET ASSETS       VALUE AT      TOTAL            PERIOD         NET ASSETS
    DISTRIBUTIONS             VALUE       END OF PERIOD   RETURN       (000'S OMITTED)   AFTER WAIVERS
    -------------         -------------   -------------   ------       ---------------   -------------
       $ (0.05)              $  0.83         $ 9.63        9.99%(2)      $  526,066          0.13%(1)
         (0.04)                 0.82           9.57        9.85(2)           93,767          0.18(1)
            --(5)              (2.92)(5)       8.80(5)    (24.65)           460,807          0.79
            --(5)              (2.92)(5)       8.75(5)    (24.85)            58,930          1.02
         (0.50)(5)             (1.54)(5)      11.72(5)    (8.02)            416,013          0.79
         (0.50)(5)             (1.56)(5)      11.67(5)    (8.18)             46,599          0.97
         (0.26)(5)             (1.06)(5)      13.26(5)    (5.64)            379,905          0.79
         (0.25)(5)             (1.07)(5)      13.23(5)    (5.81)             14,898          0.97
         (0.13)(5)            2.46(5)         14.32(5)    21.82             201,857          0.82
         (0.11)(5)            2.45(5)         14.30(5)    21.61                  14          1.00
         (0.04)(5)            1.86(5)         11.86(5)    19.05(2)           25,312          0.28(1)
         (0.03)(5)            1.85(5)         11.85(5)    18.82(2)               11          0.44(1)
            --                  3.46          19.86       21.15(2)          563,578          0.64(1)
            --                  3.44          19.81       21.01(2)           21,366          0.89(1)
            --                 (6.26)         16.40       (27.65)           478,045          0.66
            --                 (4.79)         16.37       (22.65)(2)          5,287          0.84(1)
         (8.79)               (18.00)         22.66       (22.85)           755,068          0.65
         (7.44)                (4.48)         40.66        3.99           1,063,005          0.64
        (13.32)                 4.05          45.14       55.17           1,044,728          0.66
         (2.04)                 4.45          41.09       19.01             762,354          0.65
         (0.37)                 0.91           9.40       15.16(2)          348,137          0.79(1)
         (0.37)                 0.90           9.34       15.02(2)          153,288          1.05(1)
         (0.05)(5)             (1.15)(5)       8.49(5)    (6.89)            200,017          0.82
         (0.05)(5)             (1.17)(5)       8.44(5)    (7.14)             57,084          1.05
         (0.01)(5)              0.25(5)        9.64(5)     2.69             127,044          0.81
         (0.01)(5)              0.23(5)        9.61(5)     2.54              25,901          0.99
         (0.76)(5)             (0.66)(5)       9.39(5)     1.03              66,104          0.81
         (0.75)(5)             (0.67)(5)       9.38(5)     0.85               2,497          0.99
         (0.59)(5)             (0.12)(5)      10.05(5)     4.70              52,731          0.72
         (0.58)(5)             (0.12)(5)      10.05(5)     4.49                 102          0.90
         (0.19)(5)              0.17(5)       10.17(5)     3.59(2)           14,482          0.35(1)
         (0.19)(5)              0.17(5)       10.17(5)     3.53(2)              102          0.53(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.13%(1)       0.16%(1)       44%
          0.18(1)        0.12(1)        44
          0.79           0.65           92
          1.04           0.42           92
          0.79           0.54           85
          1.04           0.36           85
          0.79           0.41           73
          1.04           0.23           73
          0.82           0.63           54
          1.07           0.45           54
          0.84(1)        1.42(1)(3)      30
          1.00(1)        1.34(1)(3)      30
          0.64(1)       (0.04)(1)       77
          0.89(1)       (0.29)(1)       77
          0.66          (0.16)         189
          0.84(1)       (0.10)(1)      189
          0.65          (0.01)         228
          0.64          (0.08)         120
          0.66          (0.18)         175
          0.65           0.21          106
          0.79(1)        7.45(1)        23
          1.05(1)        7.20(1)        23
          0.82           9.33           60
          1.07           9.10           60
          0.81           9.70           63
          1.06           9.52           63
          0.81           9.15           69
          1.06           8.97           69
          0.84           8.36(3)        47
          1.09           8.18(3)        47
          0.92(1)        8.04(1)(3)      15
          1.10(1)        7.77(1)(3)      15

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                     -- SELECTED PER-SHARE DATA(4) --
                                                             ---------------------------------------------------------
                                                                                                  NET REALIZED
                                                                                                      AND
                                                             NET ASSET            NET              UNREALIZED
                                                             VALUE AT          INVESTMENT             GAIN
                                                             BEGINNING           INCOME            (LOSS) ON
                                                             OF PERIOD           (LOSS)           INVESTMENTS
                                                             ---------         ----------         ------------
HARTFORD INDEX HLS FUND
   For the Six Months Ended June 30, 2003 (Unaudited)
   Class IA.................................................  $23.46             $ 0.17             $  2.53
   Class IB.................................................   23.39               0.14                2.53
   For the Year Ended December 31, 2002
   Class IA.................................................   31.81(5)            0.32(5)            (8.29)(5)
   Class IB.................................................   31.75(5)            0.28(5)            (8.30)(5)
   For the Year Ended December 31, 2001
   Class IA.................................................   37.25(5)            0.31(5)            (4.87)(5)
   Class IB.................................................   37.20(5)            0.30(5)            (4.91)(5)
   For the Year Ended December 31, 2000
   Class IA.................................................   41.89(5)            0.30(5)            (4.24)(5)
   Class IB.................................................   41.89(5)            0.37(5)            (4.39)(5)
   For the Year Ended December 31, 1999
   Class IA.................................................   35.70(5)            0.34(5)             6.85(5)
   From inception November 9, 1999 through December 31, 1999
   Class IB.................................................   39.22(5)            0.04(5)             2.98(5)
   For the Year Ended December 31, 1998.....................   28.78(5)            0.32(5)             7.59(5)
HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
   For the Six Months Ended June 30, 2003 (Unaudited)
   Class IA.................................................    7.09               0.05                1.39
   Class IB.................................................    7.08               0.04                1.39
   For the Year Ended December 31, 2002
   Class IA.................................................    8.59(5)            0.03(5)            (1.51)(5)
   Class IB.................................................    8.59(5)            0.01(5)            (1.51)(5)
   From inception April 30, 2001 through December 31, 2001
   Class IA.................................................   10.00(5)            0.01(5)            (1.41)(5)
   Class IB.................................................   10.00(5)            0.01(5)            (1.41)(5)
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
   For the Six Months Ended June 30, 2003 (Unaudited)
   Class IA.................................................    7.66               0.08                0.44
   Class IB.................................................    7.66               0.10                0.40
   For the Year Ended December 31, 2002
   Class IA.................................................    9.53(5)            0.17(5)            (1.94)(5)
   Class IB.................................................    9.51(5)            0.14(5)            (1.91)(5)
   For the Year Ended December 31, 2001
   Class IA.................................................   13.64(5)            0.12(5)            (2.61)(5)
   Class IB.................................................   13.65(5)            0.12(5)            (2.63)(5)
   For the Year Ended December 31, 2000
   Class IA.................................................   18.76(5)            0.18(5)            (3.14)(5)
   Class IB.................................................   18.76(5)            0.25(5)            (3.24)(5)
   For the Year Ended December 31, 1999
   Class IA.................................................   13.55(5)            0.19(5)             5.20(5)
   Class IB.................................................   13.57(5)(6)         0.17(5)(6)          5.19(5)(6)
   For the Year Ended December 31, 1998
   Class IA.................................................   12.94(5)            0.21(5)             1.47(5)
   From inception April 1, 1998 through December 31, 1998
   Class IB.................................................   13.96(5)(6)         0.04(5)(6)         (0.21)(5)(6)

                                                                                       -- SELECTED PER-SHARE DATA(4) --
                                                              ----------------------------------------------------------

                                                                TOTAL            DIVIDENDS            DIVIDENDS
                                                                 FROM             FROM NET           IN EXCESS OF
                                                              INVESTMENT         INVESTMENT         NET INVESTMENT
                                                              OPERATIONS           INCOME               INCOME
                                                              ----------         ----------         --------------
HARTFORD INDEX HLS FUND
   For the Six Months Ended June 30, 2003 (Unaudited)
   Class IA.................................................   $  2.70            $    --              $    --
   Class IB.................................................      2.67                 --                   --
   For the Year Ended December 31, 2002
   Class IA.................................................     (7.97)(5)          (0.28)(5)               --(5)
   Class IB.................................................     (8.02)(5)          (0.24)(5)               --(5)
   For the Year Ended December 31, 2001
   Class IA.................................................     (4.56)(5)          (0.29)(5)               --(5)
   Class IB.................................................     (4.61)(5)          (0.25)(5)               --(5)
   For the Year Ended December 31, 2000
   Class IA.................................................     (3.94)(5)          (0.31)(5)               --(5)
   Class IB.................................................     (4.02)(5)          (0.28)(5)               --(5)
   For the Year Ended December 31, 1999
   Class IA.................................................      7.19(5)           (0.40)(5)               --(5)
   From inception November 9, 1999 through December 31, 1999
   Class IB.................................................      3.02(5)           (0.32)(5)               --(5)
   For the Year Ended December 31, 1998.....................      7.91(5)           (0.27)(5)               --(5)
HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
   For the Six Months Ended June 30, 2003 (Unaudited)
   Class IA.................................................      1.44                 --                   --
   Class IB.................................................      1.43                 --                   --
   For the Year Ended December 31, 2002
   Class IA.................................................     (1.48)(5)          (0.02)(5)               --(5)
   Class IB.................................................     (1.50)(5)          (0.01)(5)               --(5)
   From inception April 30, 2001 through December 31, 2001
   Class IA.................................................     (1.40)(5)          (0.01)(5)               --(5)
   Class IB.................................................     (1.40)(5)          (0.01)(5)               --(5)
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
   For the Six Months Ended June 30, 2003 (Unaudited)
   Class IA.................................................      0.52              (0.01)                  --
   Class IB.................................................      0.50              (0.04)                  --
   For the Year Ended December 31, 2002
   Class IA.................................................     (1.77)(5)          (0.10)(5)               --(5)
   Class IB.................................................     (1.77)(5)          (0.08)(5)               --(5)
   For the Year Ended December 31, 2001
   Class IA.................................................     (2.49)(5)          (0.01)(5)               --(5)
   Class IB.................................................     (2.51)(5)          (0.02)(5)               --(5)
   For the Year Ended December 31, 2000
   Class IA.................................................     (2.96)(5)          (0.23)(5)               --(5)
   Class IB.................................................     (2.99)(5)          (0.19)(5)               --(5)
   For the Year Ended December 31, 1999
   Class IA.................................................      5.39(5)           (0.18)(5)               --(5)
   Class IB.................................................      5.36(5)(6)        (0.17)(5)(6)            --(5)(6)
   For the Year Ended December 31, 1998
   Class IA.................................................      1.68(5)           (0.19)(5)               --(5)
   From inception April 1, 1998 through December 31, 1998
   Class IB.................................................     (0.17)(5)(6)       (0.22)(5)(6)            --(5)(6)

                                                                  -- SELECTED PER-SHARE DATA(4) --
                                                              ------------------------------------

                                                              DISTRIBUTIONS
                                                                  FROM
                                                              NET REALIZED           DISTRIBUTIONS
                                                                GAINS ON                 FROM
                                                               INVESTMENTS              CAPITAL
                                                              -------------          -------------
HARTFORD INDEX HLS FUND
   For the Six Months Ended June 30, 2003 (Unaudited)
   Class IA.................................................     $    --                $    --
   Class IB.................................................          --                     --
   For the Year Ended December 31, 2002
   Class IA.................................................       (0.10)(5)                 --(5)
   Class IB.................................................       (0.10)(5)                 --(5)
   For the Year Ended December 31, 2001
   Class IA.................................................       (0.59)(5)                 --(5)
   Class IB.................................................       (0.59)(5)                 --(5)
   For the Year Ended December 31, 2000
   Class IA.................................................       (0.39)(5)                 --(5)
   Class IB.................................................       (0.39)(5)                 --(5)
   For the Year Ended December 31, 1999
   Class IA.................................................       (0.60)(5)                 --(5)
   From inception November 9, 1999 through December 31, 1999
   Class IB.................................................       (0.03)(5)                 --(5)
   For the Year Ended December 31, 1998.....................       (0.72)(5)                 --(5)
HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
   For the Six Months Ended June 30, 2003 (Unaudited)
   Class IA.................................................          --                     --
   Class IB.................................................          --                     --
   For the Year Ended December 31, 2002
   Class IA.................................................          --(5)                  --(5)
   Class IB.................................................          --(5)                  --(5)
   From inception April 30, 2001 through December 31, 2001
   Class IA.................................................          --(5)                  --(5)
   Class IB.................................................          --(5)                  --(5)
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
   For the Six Months Ended June 30, 2003 (Unaudited)
   Class IA.................................................          --                     --
   Class IB.................................................          --                     --
   For the Year Ended December 31, 2002
   Class IA.................................................          --(5)                  --(5)
   Class IB.................................................          --(5)                  --(5)
   For the Year Ended December 31, 2001
   Class IA.................................................       (1.61)(5)                 --(5)
   Class IB.................................................       (1.61)(5)                 --(5)
   For the Year Ended December 31, 2000
   Class IA.................................................       (1.93)(5)                 --(5)
   Class IB.................................................       (1.93)(5)                 --(5)
   For the Year Ended December 31, 1999
   Class IA.................................................          --(5)                  --(5)
   Class IB.................................................          --(5)(6)               --(5)(6)
   For the Year Ended December 31, 1998
   Class IA.................................................       (0.88)(5)                 --(5)
   From inception April 1, 1998 through December 31, 1998
   Class IB.................................................          --(5)(6)               --(5)(6)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------------------

                                                                                                 RATIO OF
                          NET INCREASE                                         NET ASSETS        EXPENSES
                          (DECREASE) IN           NET ASSET                     AT END OF       TO AVERAGE
        TOTAL              NET ASSETS             VALUE AT      TOTAL            PERIOD         NET ASSETS
    DISTRIBUTIONS             VALUE             END OF PERIOD   RETURN       (000'S OMITTED)   AFTER WAIVERS
    -------------         -------------         -------------   ------       ---------------   -------------
       $    --               $  2.70               $26.16       11.54%(2)      $1,681,438          0.44%(1)
            --                  2.67                26.06       11.40(2)          121,869          0.69(1)
         (0.38)(5)             (8.35)(5)            23.46(5)    (22.45)         1,553,260          0.44
         (0.34)(5)             (8.36)(5)            23.39(5)    (22.63)            68,832          0.67
         (0.88)(5)             (5.44)(5)            31.81(5)    (12.31)         1,976,361          0.43
         (0.84)(5)             (5.45)(5)            31.75(5)    (12.47)            46,056          0.61
         (0.70)(5)             (4.64)(5)            37.25(5)    (9.50)          2,387,000          0.43
         (0.67)(5)             (4.69)(5)            37.20(5)    (9.66)             16,272          0.61
         (1.00)(5)              6.19(5)             41.89(5)    20.49           2,581,436          0.43
         (0.35)(5)              2.67(5)             41.89(5)     7.73(2)               11          0.61(1)
         (0.99)(5)              6.92(5)             35.70(5)    28.06           1,846,117          0.40
            --                  1.44                 8.53       20.40(2)           33,941          1.01(1)
            --                  1.43                 8.51       20.25(2)           28,604          1.26(1)
         (0.02)(5)             (1.50)(5)             7.09(5)    (17.21)            21,368          1.26
         (0.01)(5)             (1.51)(5)             7.08(5)    (17.40)            13,878          1.49
         (0.01)(5)             (1.41)(5)             8.59(5)    (13.98)(2)          9,969          1.00(1)
         (0.01)(5)             (1.41)(5)             8.59(5)    (14.08)(2)          5,075          1.18(1)
         (0.01)                 0.51                 8.17        6.73(2)          669,499          0.84(1)
         (0.04)                 0.46                 8.12        6.60(2)           42,612          1.09(1)
         (0.10)(5)             (1.87)(5)             7.66(5)    (17.93)           646,903          0.81
         (0.08)(5)             (1.85)(5)             7.66(5)    (18.12)            26,641          1.04
         (1.62)(5)             (4.11)(5)             9.53(5)    (18.73)           941,934          0.81
         (1.63)(5)             (4.14)(5)             9.51(5)    (18.88)            22,277          0.99
         (2.16)(5)             (5.12)(5)            13.64(5)    (17.10)         1,326,609          0.78
         (2.12)(5)             (5.11)(5)            13.65(5)    (17.25)            18,682          0.96
         (0.18)(5)              5.21(5)             18.76(5)    39.86           1,574,836          0.78
         (0.17)(5)(6)           5.19(5)(6)          18.76(5)(6) 39.61               3,203          0.96
         (1.07)(5)              0.61(5)             13.55(5)    13.16           1,196,694          0.77
         (0.22)(5)(6)          (0.39)(5)(6)         13.57(5)(6) (1.13)(2)             663          0.94(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.44%(1)       1.43%(1)        2%
          0.69(1)        1.18(1)         2
          0.44           1.18           15
          0.69           0.95           15
          0.43           0.91            5
          0.68           0.73            5
          0.43           0.75            7
          0.68           0.57            7
          0.43           0.95            3
          0.68(1)        0.77(1)         3
          0.40           1.21            5
          1.01(1)       26.93(1)       132
          1.26(1)       26.68(1)       132
          1.26           0.59          285
          1.51           0.36          285
          1.00(1)        0.42(1)       191
          1.25(1)        0.24(1)       191
          0.84(1)        2.09(1)        69
          1.09(1)        1.84(1)        69
          0.81           1.23          161
          1.06           1.00          161
          0.81           1.10          144
          1.06           0.92          144
          0.78           1.16          159
          1.03           0.98          159
          0.78           1.20          133
          1.03           1.02          133
          0.77           1.51          157
          0.94(1)        0.71(1)       157

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                   -- SELECTED PER-SHARE DATA(4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................  $ 8.89       $ 0.10       $  1.53       $  1.63      $    --
   Class IB........................    8.86           --          1.13          1.13           --
   For the Year Ended December 31,
     2002
   Class IA........................    9.39(5)      0.02(5)      (0.52)(5)     (0.50)(5)       --(5)
   Class IB........................    9.38(5)      0.01(5)      (0.53)(5)     (0.52)(5)       --(5)
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................   10.00(5)      0.05(5)      (0.64)(5)     (0.59)(5)    (0.02)(5)
   Class IB........................   10.00(5)      0.03(5)      (0.64)(5)     (0.61)(5)    (0.01)(5)
HARTFORD MIDCAP HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................   17.93         0.02          2.99          3.01        (0.02)
   Class IB........................   17.84           --          2.95          2.95           --
   For the Year Ended December 31,
     2002
   Class IA........................   20.93(5)     (0.01)(5)     (2.99)(5)     (3.00)(5)       --(5)
   Class IB........................   20.84(5)        --(5)      (3.00)(5)     (3.00)(5)       --(5)
   For the Year Ended December 31,
     2001
   Class IA........................   24.67(5)      0.03(5)      (0.97)(5)     (0.94)(5)       --(5)
   Class IB........................   24.62(5)        --(5)      (0.98)(5)     (0.98)(5)       --(5)
   For the Year Ended December 31,
     2000
   Class IA........................   20.53(5)     (0.01)(5)      5.18(5)       5.17(5)        --(5)
   Class IB........................   20.53(5)     (0.01)(5)      5.13(5)       5.12(5)        --(5)
   For the Year Ended December 31,
     1999
   Class IA........................   14.39(5)        --(5)       7.25(5)       7.25(5)        --(5)
   From inception, November 9, 1999
     through December 31, 1999
   Class IB........................   17.58(5)        --(5)       3.73(5)       3.73(5)        --(5)
   For the Year Ended December 31,
     1998..........................   11.37(5)     (0.01)(5)      3.03(5)       3.02(5)        --(5)
HARTFORD MIDCAP VALUE HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................    8.63         0.01          1.26          1.27           --
   Class IB........................    8.62         0.01          1.24          1.25           --
   For the Year Ended December 31,
     2002
   Class IA........................    9.95(5)      0.02(5)      (1.32)(5)     (1.30)(5)    (0.02)(5)
   Class IB........................    9.94(5)      0.01(5)      (1.32)(5)     (1.31)(5)    (0.01)(5)
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................   10.00(5)      0.01(5)      (0.05)(5)     (0.04)(5)    (0.01)(5)
   Class IB........................   10.00(5)      0.01(5)      (0.06)(5)     (0.05)(5)    (0.01)(5)

                                                   -- SELECTED PER-SHARE DATA(4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD INTERNATIONAL SMALL
 COMPANY HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................     $    --          $    --         $    --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
HARTFORD MIDCAP HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   For the Year Ended December 31,
     2001
   Class IA........................          --(5)         (2.80)(5)          --(5)
   Class IB........................          --(5)         (2.80)(5)          --(5)
   For the Year Ended December 31,
     2000
   Class IA........................          --(5)         (1.03)(5)          --(5)
   Class IB........................          --(5)         (1.03)(5)          --(5)
   For the Year Ended December 31,
     1999
   Class IA........................          --(5)         (1.11)(5)          --(5)
   From inception, November 9, 1999
     through December 31, 1999
   Class IB........................          --(5)         (0.78)(5)          --(5)
   For the Year Ended December 31,
     1998..........................          --(5)            --(5)           --(5)
HARTFORD MIDCAP VALUE HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                               -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------

                                                                                 RATIO OF
                    NET INCREASE                               NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                 AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT      TOTAL        PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN   (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ------   ---------------   -------------
       $    --         $  1.63         $10.52       18.36%(2)   $   24,657         1.22%(1)
            --            1.13           9.99       18.21(2)       10,996          1.46(1)
            --(5)        (0.50)(5)       8.89(5)    (5.08)         16,722          1.71
            --(5)        (0.52)(5)       8.86(5)    (5.30)          5,130          1.96
         (0.02)(5)       (0.61)(5)       9.39(5)    (5.98)(2)        4,373         1.00(1)
         (0.01)(5)       (0.62)(5)       9.38(5)    (6.09)(2)          768         1.18(1)
         (0.02)           2.99          20.92       16.72(2)    1,488,444          0.72(1)
            --            2.95          20.79       16.58(2)      124,243          0.97(1)
            --(5)        (3.00)(5)      17.93(5)    (14.22)     1,340,265          0.72
            --(5)        (3.00)(5)      17.84(5)    (14.42)        89,336          0.94
         (2.80)(5)       (3.74)(5)      20.93(5)    (3.62)      1,765,315          0.70
         (2.80)(5)       (3.78)(5)      20.84(5)    (3.79)        117,396          0.88
         (1.03)(5)        4.14(5)       24.67(5)    25.42       1,774,047          0.70
         (1.03)(5)        4.09(5)       24.62(5)    25.20          50,747          0.88
         (1.11)(5)        6.14(5)       20.53(5)    51.81         672,678          0.79
         (0.78)(5)        2.95(5)       20.53(5)    21.39(2)           36          0.97(1)
            --(5)         3.02(5)       14.39(5)    26.57         143,494          0.79
            --            1.27           9.90       14.69(2)      354,687          0.85(1)
            --            1.25           9.87       14.55(2)      174,806          1.10(1)
         (0.02)(5)       (1.32)(5)       8.63(5)    (13.02)       275,556          0.88
         (0.01)(5)       (1.32)(5)       8.62(5)    (13.21)        98,964          1.12
         (0.01)(5)       (0.05)(5)       9.95(5)    (0.41)(2)       95,308         0.90(1)
         (0.01)(5)       (0.06)(5)       9.94(5)    (0.52)(2)       25,185         1.08(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          1.22%(1)       2.70%(1)       63%
          1.46(1)        2.45(1)        63
          1.71           0.23          183
          1.96          (0.01)         183
          1.00(1)        1.01(1)       168
          1.25(1)        0.83(1)       168
          0.72(1)        0.14(1)        38
          0.97(1)       (0.11)(1)       38
          0.72           0.09           90
          0.97          (0.14)          90
          0.70           0.12          117
          0.95          (0.06)         117
          0.72          (0.08)         138
          0.97          (0.26)         138
          0.79          (0.15)         121
          1.04(1)       (0.32)(1)      121
          0.79          (0.15)         134
          0.85(1)        0.43(1)        26
          1.10(1)        0.18(1)        26
          0.88           0.36           42
          1.13           0.12           42
          0.90(1)        0.47(1)        32
          1.15(1)        0.29(1)        32

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                   -- SELECTED PER-SHARE DATA(4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD MONEY MARKET HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................  $ 1.00       $   --       $    --       $    --      $    --
   Class IB........................    1.00           --            --            --           --
   For the Year Ended December 31,
     2002
   Class IA........................    1.00         0.01            --          0.01        (0.01)
   Class IB........................    1.00         0.01            --          0.01        (0.01)
   For the Year Ended December 31,
     2001
   Class IA........................    1.00         0.04            --          0.04        (0.04)
   Class IB........................    1.00         0.04            --          0.04        (0.04)
   For the Year Ended December 31,
     2000
   Class IA........................    1.00         0.06            --          0.06        (0.06)
   Class IB........................    1.00         0.06            --          0.06        (0.06)
   For the Year Ended December 31,
     1999
   Class IA........................    1.00         0.07            --          0.07        (0.07)
   Class IB........................    1.00         0.07            --          0.07        (0.07)
   For the Year Ended December 31,
     1998
   Class IA........................    1.00         0.05            --          0.05        (0.05)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................    1.00         0.04            --          0.04        (0.04)
HARTFORD MORTGAGE SECURITIES HLS
 FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................   12.01         0.04         (2.21)        (2.17)       (0.38)
   Class IB........................   11.94         0.14         (2.31)        (2.17)       (0.37)
   For the Year Ended December 31,
     2002
   Class IA........................   11.54(5)      0.37(5)       0.15(5)       0.52(5)     (0.05)(5)
   Class IB........................   11.50(5)      0.31(5)       0.18(5)       0.49(5)     (0.05)(5)
   For the Year Ended December 31,
     2001
   Class IA........................   11.38(5)      0.49(5)       0.34(5)       0.83(5)     (0.67)(5)
   Class IB........................   11.36(5)      0.50(5)       0.31(5)       0.81(5)     (0.67)(5)
   For the Year Ended December 31,
     2000
   Class IA........................   10.39(5)      0.75(5)       0.32(5)       1.07(5)     (0.08)(5)
   Class IB........................   10.39(5)      0.78(5)       0.27(5)       1.05(5)     (0.08)(5)
   For the Year Ended December 31,
     1999
   Class IA........................   10.85(5)      0.68(5)      (0.52)(5)      0.16(5)     (0.62)(5)
   From inception November 9, 1999
     through December 31, 1999
   Class IB........................   11.07(5)      0.09(5)      (0.16)(5)     (0.07)(5)    (0.61)(5)
   For the Year Ended December 31,
     1998..........................   10.84(5)      0.67(5)       0.06(5)       0.73(5)     (0.67)(5)
HARTFORD SMALL COMPANY HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................  $ 9.29       $(0.02)      $  2.38       $  2.36      $    --
   Class IB........................    9.23        (0.03)         2.36          2.33           --
   For the Year Ended December 31,
     2002
   Class IA........................   13.32(5)     (0.08)(5)     (3.95)(5)     (4.03)(5)       --(5)
   Class IB........................   13.26(5)     (0.06)(5)     (3.97)(5)     (4.03)(5)       --(5)
   For the Year Ended December 31,
     2001
   Class IA........................   16.87(5)      0.01(5)      (2.53)(5)     (2.52)(5)       --(5)
   Class IB........................   16.83(5)     (0.01)(5)     (2.53)(5)     (2.54)(5)       --(5)
   For the Year Ended December 31,
     2000
   Class IA........................   21.88(5)      0.03(5)      (2.54)(5)     (2.51)(5)       --(5)
   Class IB........................   21.87(5)      0.03(5)      (2.57)(5)     (2.54)(5)       --(5)
   For the Year Ended December 31,
     1999
   Class IA........................   13.21(5)     (0.05)(5)      8.75(5)       8.70(5)        --(5)
   Class IB........................   13.23(5)(6)    (0.04)(5)(6)      8.71(5)(6)     8.67(5)(6)       --(5)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   12.02(5)     (0.02)(5)      1.41(5)       1.39(5)        --(5)
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................   13.40(5)(6)    (0.02)(5)(6)     (0.15)(5)(6)    (0.17)(5)(6)       --(5)(6)

                                                   -- SELECTED PER-SHARE DATA(4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD MONEY MARKET HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................     $    --          $    --         $    --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2001
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2000
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     1999
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     1998
   Class IA........................          --               --              --
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................          --               --              --
HARTFORD MORTGAGE SECURITIES HLS
 FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................          --            (0.06)             --
   Class IB........................          --            (0.06)             --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   For the Year Ended December 31,
     2001
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   For the Year Ended December 31,
     2000
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   For the Year Ended December 31,
     1999
   Class IA........................          --(5)            --(5)           --(5)
   From inception November 9, 1999
     through December 31, 1999
   Class IB........................          --(5)            --(5)           --(5)
   For the Year Ended December 31,
     1998..........................       (0.03)(5)           --(5)        (0.02)(5)
HARTFORD SMALL COMPANY HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................     $    --          $    --         $    --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   For the Year Ended December 31,
     2001
   Class IA........................          --(5)         (1.03)(5)          --(5)
   Class IB........................          --(5)         (1.03)(5)          --(5)
   For the Year Ended December 31,
     2000
   Class IA........................          --(5)         (2.50)(5)          --(5)
   Class IB........................          --(5)         (2.50)(5)          --(5)
   For the Year Ended December 31,
     1999
   Class IA........................          --(5)         (0.03)(5)          --(5)
   Class IB........................          --(5)(6)      (0.03)(5)(6)         --(5)(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --(5)         (0.20)(5)          --(5)
   From inception April 1, 1998,
     through December 31, 1998
   Class IB........................          --(5)(6)         --(5)(6)         --(5)(6)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                     -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------------------

                                                                                             RATIO OF
                    NET INCREASE                                           NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                             AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT             TOTAL             PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD          RETURN        (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------          ------        ---------------   -------------
       $    --         $    --         $ 1.00               0.42%(2)       $1,949,305          0.49%(1)
            --              --           1.00               0.30(2)           271,546          0.74(1)
         (0.01)             --           1.00               1.47            2,319,456          0.49
         (0.01)             --           1.00               1.24              261,914          0.72
         (0.04)             --           1.00               3.87            1,867,520          0.48
         (0.04)             --           1.00               3.68              152,129          0.66
         (0.06)             --           1.00               6.10            1,242,275          0.48
         (0.06)             --           1.00               5.91               36,270          0.66
         (0.07)             --           1.00               4.89            1,257,436          0.47
         (0.07)             --           1.00               4.71                8,804          0.65
         (0.05)             --           1.00               5.25              872,486          0.45
         (0.04)             --           1.00               3.76(2)             2,179          0.64(1)
         (0.44)          (2.61)          9.40               1.50(2)           711,026          0.49(1)
         (0.43)          (2.60)          9.34               1.38(2)           178,016          0.74(1)
         (0.05)(5)        0.47(5)       12.01(5)            8.15              727,323          0.49
         (0.05)(5)        0.44(5)       11.94(5)            7.89              116,549          0.73
         (0.67)(5)        0.16(5)       11.54(5)            7.50              424,603          0.48
         (0.67)(5)        0.14(5)       11.50(5)            7.30               26,121          0.66
         (0.08)(5)        0.99(5)       11.38(5)           10.28              310,825          0.48
         (0.08)(5)        0.96(5)       11.36(5)           10.08                1,148          0.66
         (0.62)(5)        0.46(5)       10.39(5)            1.52              339,767          0.48
         (0.61)(5)       (0.68)(5)      10.39(5)            0.60(2)                 9          0.66(1)
         (0.72)(5)        0.01(5)       10.85(5)            6.72              356,834          0.46
       $    --         $  2.36         $11.65              25.36%(2)       $  620,556          0.78%(1)
            --            2.33          11.56              25.20(2)           108,747          1.03(1)
            --(5)        (4.03)(5)       9.29(5)           (30.23)            495,074          0.77
            --(5)        (4.03)(5)       9.23(5)           (30.39)             66,378          1.00
         (1.03)(5)       (3.55)(5)      13.32(5)           (14.92)            745,253          0.76
         (1.03)(5)       (3.57)(5)      13.26(5)           (15.07)             59,371          0.94
         (2.50)(5)       (5.01)(5)      16.87(5)           (13.12)            908,886          0.74
         (2.50)(5)       (5.04)(5)      16.83(5)           (13.28)             40,967          0.92
         (0.03)(5)        8.67(5)       21.88(5)           65.83              757,302          0.78
         (0.03)(5)(6)       8.64(5)(6)     21.87(5)(6)     65.54               10,200          0.96
         (0.20)(5)        1.19(5)       13.21(5)           11.62              350,734          0.77
            --(5)(6)      (0.17)(5)(6)     13.23(5)(6)     (1.30)(2)              696          0.95(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.49%(1)       0.85%(1)       --%
          0.74(1)        0.60(1)        --
          0.49           1.43           --
          0.74           1.20           --
          0.48           3.58           --
          0.73           3.40           --
          0.48           5.91           --
          0.73           5.73           --
          0.47           4.81           --
          0.72           4.63           --
          0.45           5.12           --
          0.64(1)        4.81(1)        --
          0.49(1)        2.75(1)       241
          0.74(1)        2.50(1)       241
          0.49           3.86          339
          0.74           3.62          339
          0.48           5.64          233
          0.73           5.46          233
          0.48           6.43          534
          0.73           6.25          534
          0.48           5.98          472
          0.73(1)        5.80(1)       472
          0.46           6.18          208
          0.78%(1)      (0.43)%(1)      91%
          1.03(1)       (0.68)(1)       91
          0.77          (0.30)         222
          1.02          (0.53)         222
          0.76           0.03          227
          1.01          (0.15)         227
          0.74             --          195
          0.99          (0.18)         195
          0.78          (0.45)         181
          1.03          (0.63)         181
          0.77          (0.24)         236
          0.95(1)       (0.46)(1)      236

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                             -- SELECTED PER-SHARE DATA(4) --
                                    -----------------------------------------------------------------------------------------
                                                                         NET REALIZED
                                                                             AND
                                    NET ASSET           NET               UNREALIZED             TOTAL             DIVIDENDS
                                    VALUE AT         INVESTMENT              GAIN                 FROM              FROM NET
                                    BEGINNING          INCOME             (LOSS) ON            INVESTMENT          INVESTMENT
                                    OF PERIOD          (LOSS)            INVESTMENTS           OPERATIONS            INCOME
                                    ---------        ----------          ------------          ----------          ----------
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................   11.70             (0.01)                2.03                 2.02                  --
   Class IB........................   11.73                --                 2.01                 2.01                  --
   For the Year Ended December 31,
     2002
   Class IA........................   16.44             (0.02)               (4.72)               (4.74)                 --
   From inception April 30, 2002
     through December 31, 2002
   Class IB........................   15.96             (0.01)               (4.22)               (4.23)                 --
   For the Year Ended December 31,
     2001
   Class IA........................   23.73                --                (4.91)               (4.91)                 --
   For the Year Ended December 31,
     2000
   Class IA........................   33.79                --                (3.06)               (3.06)                 --
   For the Year Ended December 31,
     1999
   Class IA........................   16.70             (0.04)               17.86                17.82               (0.01)
   For the Year Ended December 31,
     1998
   Class IA........................   13.81              0.01                 2.91                 2.92               (0.03)
HARTFORD STOCK HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................   35.46              0.39                 3.12                 3.51               (0.04)
   Class IB........................   35.42              0.40                 3.05                 3.45               (0.02)
   For the Year Ended December 31,
     2002
   Class IA........................   47.36(5)           0.43(5)            (11.94)(5)           (11.51)(5)           (0.39)(5)
   Class IB........................   47.31(5)           0.38(5)            (11.95)(5)           (11.57)(5)           (0.32)(5)
   For the Year Ended December 31,
     2001
   Class IA........................   58.80(5)           0.41(5)             (7.42)(5)            (7.01)(5)           (0.38)(5)
   Class IB........................   58.79(5)           0.46(5)             (7.57)(5)            (7.11)(5)           (0.32)(5)
   For the Year Ended December 31,
     2000
   Class IA........................   71.47(5)           0.39(5)             (5.00)(5)            (4.61)(5)           (0.41)(5)
   Class IB........................   71.51(5)           0.74(5)             (5.47)(5)            (4.72)(5)           (0.34)(5)
   For the Year Ended December 31,
     1999
   Class IA........................   65.62(5)           0.50(5)             11.43(5)             11.93(5)            (0.49)(5)
   Class IB........................  118.84(5)(6)        0.21(5)(6)          12.00(5)(6)          12.21(5)(6)         (0.56)(5)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   51.23(5)           0.51(5)             16.22(5)             16.73(5)            (0.50)(5)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................  107.93(5)(6)        0.43(5)(6)          15.65(5)(6)          16.08(5)(6)         (5.17)(5)(6)
HARTFORD U.S GOVERNMENT SECURITIES
 HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................   11.36              0.10                 0.24                 0.34               (0.17)
   Class IB........................   11.34              0.13                 0.20                 0.33               (0.17)
   For the Year Ended December 31,
     2002
   Class IA........................   10.79              0.22                 0.89                 1.11               (0.54)
   From inception April 30, 2002
     through December 31, 2002
   Class IB........................   10.51              0.15                 0.68                 0.83                  --
   For the Year Ended December 31,
     2001
   Class IA........................   10.59              0.50                 0.28                 0.78               (0.58)
   For the Year Ended December 31,
     2000
   Class IA........................   10.13              0.70                 0.46                 1.16               (0.70)
   For the Year Ended December 31,
     1999
   Class IA........................   10.93              0.63                (0.84)               (0.21)              (0.59)
   For the Year Ended December 31,
     1998
   Class IA........................   10.68              0.60                 0.34                 0.94               (0.69)

                                                   -- SELECTED PER-SHARE DATA(4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --               --              --
   From inception April 30, 2002
     through December 31, 2002
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2001
   Class IA........................          --            (2.38)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --            (7.00)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --            (0.72)             --
   For the Year Ended December 31,
     1998
   Class IA........................          --               --              --
HARTFORD STOCK HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   For the Year Ended December 31,
     2001
   Class IA........................          --(5)         (4.05)(5)          --(5)
   Class IB........................          --(5)         (4.05)(5)          --(5)
   For the Year Ended December 31,
     2000
   Class IA........................          --(5)         (7.65)(5)          --(5)
   Class IB........................          --(5)         (7.66)(5)          --(5)
   For the Year Ended December 31,
     1999
   Class IA........................          --(5)         (5.59)(5)          --(5)
   Class IB........................          --(5)(6)     (58.98)(5)(6)         --(5)(6)
   For the Year Ended December 31,
     1998
   Class IA........................          --(5)         (1.84)(5)          --(5)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................          --(5)(6)         --(5)(6)         --(5)(6)
HARTFORD U.S GOVERNMENT SECURITIES
 HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --               --              --
   From inception April 30, 2002
     through December 31, 2002
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2001
   Class IA........................          --               --              --
   For the Year Ended December 31,
     2000
   Class IA........................          --               --              --
   For the Year Ended December 31,
     1999
   Class IA........................          --               --              --
   For the Year Ended December 31,
     1998
   Class IA........................          --               --              --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                             -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------------------

                                                                                                      RATIO OF
                    NET INCREASE                                                    NET ASSETS        EXPENSES
                    (DECREASE) IN            NET ASSET                               AT END OF       TO AVERAGE
        TOTAL        NET ASSETS              VALUE AT             TOTAL               PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE              END OF PERIOD          RETURN          (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------          -------------          ------          ---------------   -------------
            --            2.02                 13.72              17.30(2)             224,882          0.67(1)
            --            2.01                 13.74              17.16(2)              27,389          0.92(1)
            --           (4.74)                11.70              (28.83)              184,062          0.69
            --           (4.23)                11.73              (26.51)(2)             7,150          0.89(1)
         (2.38)          (7.29)                16.44              (20.18)              272,272          0.68
         (7.00)         (10.06)                23.73              (15.08)              352,615          0.66
         (0.73)          17.09                 33.79              109.25               333,158          0.72
         (0.03)           2.89                 16.70              21.17                149,860          0.72
         (0.04)           3.47                 38.93               9.89(2)           5,346,674          0.50(1)
         (0.02)           3.43                 38.85               9.76(2)             405,934          0.75(1)
         (0.39)(5)      (11.90)(5)             35.46(5)           (24.25)            5,094,276          0.49
         (0.32)(5)      (11.89)(5)             35.42(5)           (24.42)              296,767          0.72
         (4.43)(5)      (11.44)(5)             47.36(5)           (12.23)            7,834,643          0.49
         (4.37)(5)      (11.48)(5)             47.31(5)           (12.39)              271,475          0.67
         (8.06)(5)      (12.67)(5)             58.80(5)           (7.04)             9,590,018          0.48
         (8.00)(5)      (12.72)(5)             58.79(5)           (7.21)               136,077          0.66
         (6.08)(5)        5.85(5)              71.47(5)           19.78              9,400,385          0.48
        (59.54)(5)(6)      (4.73)(5)(6)        71.51(5)(6)        19.57                 47,439          0.66
         (2.34)(5)       14.39(5)              65.62(5)           33.47              7,183,046          0.46
         (5.17)(5)(6)      10.91(5)(6)        118.84(5)(6)        14.91(2)              10,167          0.65(1)
         (0.17)           0.17                 11.53               3.05(2)             664,602          0.47(1)
         (0.17)           0.16                 11.50               2.92(2)             223,444          0.72(1)
         (0.54)           0.57                 11.36              10.73                590,626          0.49
            --            0.83                 11.34               7.96(2)             100,867          0.74(1)
         (0.58)           0.20                 10.79               7.50                174,333          0.51
         (0.70)           0.46                 10.59              11.81                141,415          0.52
         (0.59)          (0.80)                10.13              (1.94)               138,658          0.52
         (0.69)           0.25                 10.93               8.87                152,672          0.51

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.67(1)        0.16(1)        52
          0.92(1)       (0.09)(1)       52
          0.69          (0.18)          99
          0.89(1)       (0.13)(1)       99
          0.68          (0.02)         164
          0.66           0.01          160
          0.72          (0.22)         264
          0.72           0.06          135
          0.50(1)        1.26(1)        25
          0.75(1)        1.01(1)        25
          0.49           0.97           44
          0.74           0.75           44
          0.49           0.80           39
          0.74           0.62           39
          0.48           0.64           40
          0.73           0.46           40
          0.48           0.80           39
          0.73           0.62           39
          0.46           0.95           27
          0.65(1)        0.73(1)        27
          0.47(1)        2.80(1)       196
          0.72(1)        2.55(1)       196
          0.49           3.47          283
          0.74(1)        5.13(1)       283
          0.51           5.55          155
          0.52           6.28          128
          0.52           5.64           97
          0.51           5.53          114

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                   -- SELECTED PER-SHARE DATA(4) --
                                    ---------------------------------------------------------------
                                                             NET REALIZED
                                                                 AND
                                    NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                    VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                    BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                    OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                    ---------   ----------   ------------   ----------   ----------
HARTFORD VALUE HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................  $ 7.61       $ 0.05       $  0.82       $  0.87      $    --
   Class IB........................    7.60         0.04          0.82          0.86           --
   For the Year Ended December 31,
     2002
   Class IA........................    9.94(5)      0.08(5)      (2.33)(5)     (2.25)(5)    (0.08)(5)
   Class IB........................    9.93(5)      0.07(5)      (2.33)(5)     (2.26)(5)    (0.07)(5)
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................   10.00(5)      0.03(5)      (0.02)(5)      0.01(5)     (0.03)(5)
   Class IB........................   10.00(5)      0.02(5)      (0.03)(5)     (0.01)(5)    (0.02)(5)
HARTFORD VALUE OPPORTUNITIES HLS
 FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................   10.86         0.03          1.67          1.70        (0.07)
   Class IB........................   10.84         0.07          1.61          1.68        (0.06)
   For the Year Ended December 31,
     2002
   Class IA........................   14.83         0.07         (3.68)        (3.61)       (0.09)
   From inception April 30, 2002
     through December 31, 2002
   Class IB........................   13.51         0.02         (2.69)        (2.67)          --
   For the Year Ended December 31,
     2001
   Class IA........................   17.38         0.08         (0.48)        (0.40)       (0.11)
   For the Year Ended December 31,
     2000
   Class IA........................   15.65         0.14          2.68          2.82        (0.13)
   For the Year Ended December 31,
     1999
   Class IA........................   14.38         0.13          1.15          1.28           --
   For the Year Ended December 31,
     1998
   Class IA........................   13.42         0.16          1.13          1.29        (0.16)

                                                   -- SELECTED PER-SHARE DATA(4) --
                                     ----------------------------------------------

                                                      DISTRIBUTIONS
                                       DIVIDENDS          FROM
                                      IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                     NET INVESTMENT     GAINS ON          FROM
                                         INCOME        INVESTMENTS       CAPITAL
                                     --------------   -------------   -------------
HARTFORD VALUE HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................     $    --          $    --         $    --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --(5)            --(5)           --(5)
   Class IB........................          --(5)            --(5)           --(5)
   From inception April 30, 2001
     through December 31, 2001
   Class IA........................          --(5)         (0.04)(5)          --(5)
   Class IB........................          --(5)         (0.04)(5)          --(5)
HARTFORD VALUE OPPORTUNITIES HLS
 FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................          --               --              --
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2002
   Class IA........................          --            (0.27)             --
   From inception April 30, 2002
     through December 31, 2002
   Class IB........................          --               --              --
   For the Year Ended December 31,
     2001
   Class IA........................          --            (2.04)             --
   For the Year Ended December 31,
     2000
   Class IA........................          --            (0.96)             --
   For the Year Ended December 31,
     1999
   Class IA........................          --            (0.01)             --
   For the Year Ended December 31,
     1998
   Class IA........................          --            (0.17)             --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisers) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares effective November 22, 2002. (See Note 11(a)).
(6) Per shares amounts have been restated to reflect a reverse stock split for Class IB shares effective September 17, 1999. (See Note 11(b)).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                               -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------

                                                                                 RATIO OF
                    NET INCREASE                               NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                 AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT      TOTAL        PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN   (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ------   ---------------   -------------
       $    --         $  0.87         $ 8.48       11.48%(2)   $   91,700         0.87%(1)
            --            0.86           8.46       11.35(2)       61,576          1.12(1)
         (0.08)(5)       (2.33)(5)       7.61(5)    (22.64)        69,388          0.89
         (0.07)(5)       (2.33)(5)       7.60(5)    (22.81)        34,006          1.12
         (0.07)(5)       (0.06)(5)       9.94(5)     0.06(2)       40,759          0.90(1)
         (0.06)(5)       (0.07)(5)       9.93(5)    (0.06)(2)       11,952         1.08(1)
         (0.07)           1.63          12.49       15.65(2)      105,069          0.72(1)
         (0.06)           1.62          12.46       15.51(2)       13,450          0.97(1)
         (0.36)          (3.97)         10.86       (24.95)        88,793          0.73
            --           (2.67)         10.84       (19.74)(2)        3,160        0.91(1)
         (2.15)          (2.55)         14.83       (2.55)        130,567          0.73
         (1.09)           1.73          17.38       18.49         111,590          0.76
         (0.01)           1.27          15.65        8.96          94,583          0.78
         (0.33)           0.96          14.38        9.64          87,604          0.76

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.87%(1)       1.57%(1)       19%
          1.12(1)        1.32(1)        19
          0.89           1.30           37
          1.14           1.07           37
          0.90(1)        1.02(1)        16
          1.15(1)        0.84(1)        16
          0.72(1)        0.76(1)        24
          0.97(1)        0.51(1)        24
          0.73           0.60           67
          0.91(1)        1.06(1)        67
          0.73           0.68          147
          0.76           0.87          171
          0.78           0.85          211
          0.76           1.26          332

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTOR AND OFFICER INFORMATION
--------------------------------------------------------------------------------

The Boards of Directors ("Boards") are responsible for overall management of the Funds. The Boards may exercise all powers of the Funds, except those powers that are conferred solely upon or reserved to the shareholders. The following table provides information about the Funds' directors and officers. The business address for all directors and officers is c/o Hartford HLS Funds, P.O. Box 2999, Hartford, CT 06104-2999, except for Tamara L. Fagely and Robert W. Beltz, Jr., whose business address is 500 Bielenberg Dr., Woodbury, MN 55125.

NON-INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                            TERM OF OFFICE*                                     PORTFOLIOS IN
                            POSITION HELD    AND LENGTH OF                                      FUND COMPLEX          OTHER
                               WITH THE       TIME SERVED:         PRINCIPAL OCCUPATION(S)       OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                  COMPANIES     SF(1)    SFII(2)         DURING PAST 5 YEARS          DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
LYNN S. BIRDSONG(3)         Director        2003      2003      From 1979 to 2002, Mr.               70        N/A
(age 56)                                                        Birdsong was a managing
                                                                director of Zurich Scudder
                                                                Investments, an investment
                                                                management firm. In 2003, Mr.
                                                                Birdsong became an independent
                                                                director of the Atlantic
                                                                Whitehall Funds and The Japan
                                                                Fund; during his employment
                                                                with Scudder, he was an
                                                                interested director of The
                                                                Japan Fund. Since 1981, Mr.
                                                                Birdsong has been a partner in
                                                                Birdsong Company, an
                                                                advertising specialty firm.
-----------------------------------------------------------------------------------------------------------------------------------
WINIFRED E. COLEMAN         Director        1995(4)   2002      Ms. Coleman has served as            70        N/A
(age 70)                                                        President of Saint Joseph
                                                                College since 1991 and
                                                                President of Cashel House,
                                                                Ltd. (retail) since 1985.
-----------------------------------------------------------------------------------------------------------------------------------
DR. ROBERT M. GAVIN         Director        2002      1986      Dr. Gavin is an educational          70        Dr. Gavin is a
(age 62)                                                        consultant. Prior to September                 Director of Systems
                                                                1, 2001, he was President of                   & Computer
                                                                Cranbrook Education Community;                 Technology
                                                                and prior to July 1996, he was                 Corporation.
                                                                President of Macalester
                                                                College, St. Paul, Minnesota.
-----------------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL               Director        2001      2002      Mr. Hill is Partner Emeritus         70        N/A
(age 57)                                                        and a founding partner of TSG
                                                                Capital Group, a private
                                                                equity investment firm that
                                                                serves as sponsor and lead
                                                                investor in leveraged buyouts
                                                                of middle market companies.
                                                                Mr. Hill is also a Partner of
                                                                TSG Ventures L.P., a private
                                                                equity investment company that
                                                                invests primarily in
                                                                minority-owned small
                                                                businesses.
-----------------------------------------------------------------------------------------------------------------------------------

 *  Each director and officer may serve until his or her successor is elected and qualifies.
(1) Hartford Series Fund, Inc.
(2) Hartford HLS Series Fund II, Inc.
(3) Elected May 13, 2003.
(4) Ms. Coleman, Mr. Pryor and Mr. Springer each served as a director since 1995, 1977 and 1978, respectively, of certain Maryland corporations (each of which was registered with the SEC as an open-end management investment company) that were reorganized as investment portfolios (series) of Hartford Series Fund, Inc. on August 28, 2002.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                            TERM OF OFFICE*                                     PORTFOLIOS IN
                            POSITION HELD    AND LENGTH OF                                      FUND COMPLEX          OTHER
                               WITH THE       TIME SERVED:         PRINCIPAL OCCUPATION(S)       OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                  COMPANIES     SF(1)    SFII(2)         DURING PAST 5 YEARS          DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
PHILLIP O. PETERSON         Director        2002      2002      Mr. Peterson is a mutual fund        70        N/A
(age 58)                                                        industry consultant. He was a
                                                                partner of KPMG LLP until July
                                                                1999.
MILLARD H. PRYOR, JR.       Director        1977(4)   2002      Mr. Pryor has served as              70        Mr. Pryor is a
(age 70)                                                        Managing Director of Pryor &                   Director of Infodata
                                                                Clark Company (real estate                     Systems, Inc.
                                                                investment), Hartford,                         (software company)
                                                                Connecticut, since June 1992.                  and CompuDyne
                                                                                                               Corporation
                                                                                                               (security products
                                                                                                               and services) and
                                                                                                               Corcap, Inc.
JOHN K. SPRINGER(5)         Director        1978(4)   2002      Mr. Springer served as               70        N/A
(age 71)                                                        Chairman of Medspan, Inc.
                                                                (health maintenance
                                                                organization) until March
                                                                2002.
-----------------------------------------------------------------------------------------------------------------------------------

 *  Each director and officer may serve until his or her successor is elected and qualifies.
(1) Hartford Series Fund, Inc.
(2) Hartford HLS Series Fund II, Inc.
(4) Ms. Coleman, Mr. Pryor and Mr. Springer each served as a director since 1995, 1977 and 1978, respectively, of certain Maryland corporations (each of which was registered with the SEC as an open-end management investment company) that were reorganized as investment portfolios (series) of Hartford Series Fund, Inc. on August 28, 2002.
(5) Retired May 13, 2003

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                            TERM OF OFFICE*                                     PORTFOLIOS IN
                            POSITION HELD    AND LENGTH OF                                      FUND COMPLEX          OTHER
                               WITH THE       TIME SERVED:         PRINCIPAL OCCUPATION(S)       OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                  COMPANIES     SF(1)    SFII(2)         DURING PAST 5 YEARS          DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS M. MARRA(6)          Director and    2002      2002      Mr. Marra is President and           70        Mr. Marra is a
(age 45)                    Chairman of                         Chief Operating Officer of                     member of the Board
                            the Board                           Hartford Life, Inc. He is also                 of Directors of The
                                                                a member of the Board of                       Hartford Financial
                                                                Directors and a member of the                  Services Group, Inc.
                                                                Office of the Chairman for The
                                                                Hartford Financial Services
                                                                Group, Inc. ("The Hartford"),
                                                                the parent company of Hartford
                                                                Life. Mr. Marra was named
                                                                President of Hartford Life in
                                                                2001 and COO in 2000, and
                                                                served as Director of Hartford
                                                                Life's Investment Products
                                                                Division from 1998 to 2000. He
                                                                was head of the company's
                                                                Individual Life and Annuities
                                                                Division from 1994 to 1998
                                                                after being promoted to Senior
                                                                Vice President in 1994 and to
                                                                Executive Vice President in
                                                                1996. Mr. Marra is also a
                                                                Managing Member and President
                                                                of Hartford Investment
                                                                Financial Services, LLC
                                                                ("HIFSCO") and HL Investment
                                                                Advisors LLC ("HL Advisors").
-----------------------------------------------------------------------------------------------------------------------------------
LOWNDES A. SMITH(6)         Director        1996      2002      Mr. Smith served as Vice             70        N/A
(age 63)                                                        Chairman of Hartford Financial
                                                                Services Group, Inc. from
                                                                February 1997 to January 2002,
                                                                as President and Chief
                                                                Executive Officer of Hartford
                                                                Life, Inc. from February 1997
                                                                to January 2002, and as
                                                                President and Chief Operating
                                                                Officer of The Hartford Life
                                                                Insurance Companies from
                                                                January 1989 to January 2002.
-----------------------------------------------------------------------------------------------------------------------------------

 *  Each director and officer may serve until his or her successor is elected and qualifies.
(1) Hartford Series Fund, Inc.
(2) Hartford HLS Series Fund II, Inc.
(6) "Interested person" of each Company as defined in the Investment Company Act of 1940 because of the person's affiliation with or equity ownership of Hartford Investment Financial Services, LLC or affiliated companies.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                            TERM OF OFFICE*                                     PORTFOLIOS IN
                            POSITION HELD    AND LENGTH OF                                      FUND COMPLEX          OTHER
                               WITH THE       TIME SERVED:         PRINCIPAL OCCUPATION(S)       OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                  COMPANIES     SF(1)    SFII(2)         DURING PAST 5 YEARS          DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI(6)    President and   1999      2001(7)   Mr. Znamierowski currently           51        N/A
(age 42)                    Director(7)                         serves as President of
                                                                Hartford Investment Management
                                                                Company ("HIMCO"), Senior Vice
                                                                President for Hartford Life,
                                                                Inc., and Senior Vice
                                                                President and Chief Investment
                                                                Officer for Hartford Life
                                                                Insurance Company. Mr.
                                                                Znamierowski is also a
                                                                Managing Member and Senior
                                                                Vice President of HIFSCO and
                                                                HL Advisors. Mr. Znamierowski
                                                                is Group Senior Vice President
                                                                and Chief Investment Officer
                                                                for The Hartford.
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.        Vice President  2002      1993      Mr. Beltz currently serves as       N/A        N/A
(age 53)                                                        Vice President Securities
                                                                Operations of Hartford
                                                                Administrative Services
                                                                Company ("HASCO"). He also has
                                                                served as Assistant Vice
                                                                President of Hartford Life
                                                                Insurance Company since
                                                                December 2001.
-----------------------------------------------------------------------------------------------------------------------------------
KEVIN J. CARR               Vice President  1996      2001      Mr. Carr has served as The          N/A        N/A
(age 48)                    and Secretary                       Hartford's Assistant General
                                                                Counsel since 1999, Counsel
                                                                since November 1996 and
                                                                Associate Counsel since
                                                                November 1995. Mr. Carr is
                                                                also Vice President and
                                                                Assistant Secretary of HL
                                                                Advisors and HIFSCO and
                                                                Assistant Secretary of HIMCO.
-----------------------------------------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.     Vice President  2002      2002      Mr. Davison is a Managing           N/A        N/A
(age 46)                                                        Director and Director of the
                                                                Funds Management Group of
                                                                HIMCO. Mr. Davison is also a
                                                                Senior Vice President of
                                                                HIFSCO and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------

 *  Each director and officer may serve until his or her successor is elected and qualifies.
(1) Hartford Series Fund, Inc.
(2) Hartford HLS Series Fund II, Inc.
(3) Elected May 13, 2003.
(6) "Interested person" of each Company as defined in the Investment Company Act of 1940 because of the person's affiliation with or equity ownership of Hartford Investment Financial Services, LLC or affiliated companies.
(7) President and Director of Hartford Series Fund, Inc.; President but not Director of Hartford HLS Series Fund II, Inc.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                            TERM OF OFFICE*                                     PORTFOLIOS IN
                            POSITION HELD    AND LENGTH OF                                      FUND COMPLEX          OTHER
                               WITH THE       TIME SERVED:         PRINCIPAL OCCUPATION(S)       OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                  COMPANIES     SF(1)    SFII(2)         DURING PAST 5 YEARS          DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
TAMARA L. FAGELY            Vice President  2002      1993      Ms. Fagely has been Vice            N/A        N/A
(age 45)                                                        President of HASCO since 1998.
                                                                Prior to 1998, she was Second
                                                                Vice President of HASCO. Ms.
                                                                Fagely is also the Controller
                                                                of HIFSCO. She has also served
                                                                as Assistant Vice President of
                                                                Hartford Life Insurance
                                                                Company since December 2001.
-----------------------------------------------------------------------------------------------------------------------------------
BRUCE FERRIS                Vice President  2002      2002      Mr. Ferris serves as Vice           N/A        N/A
(age 47)                                                        President and a Director of
                                                                Sales and Marketing in the
                                                                Investment Products Division
                                                                of Hartford Life Insurance
                                                                Company. Mr. Ferris is also a
                                                                Managing Member of HL
                                                                Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
MARY JANE FORTIN(3)         Vice President  2003      2003      Ms. Fortin is Senior Vice           N/A        N/A
(age 38)                                                        President and Director of
                                                                Mutual Funds and 529 Programs
                                                                for Hartford Life. Previously,
                                                                she served as Senior Vice
                                                                President and Chief Accounting
                                                                Officer of Hartford Life. Ms.
                                                                Fortin joined Hartford Life in
                                                                1997.
-----------------------------------------------------------------------------------------------------------------------------------
GEORGE R. JAY               Vice            1996      2001      Mr. Jay serves as Assistant         N/A        N/A
(age 51)                    President,                          Vice President of Hartford
                            Controller and                      Life Insurance Company's
                            Treasurer                           Equity Products Department. He
                                                                is also Controller of HL
                                                                Advisors and Vice President of
                                                                the Hartford Mutual Funds,
                                                                Inc. and Hartford Mutual Funds
                                                                II, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
RYAN JOHNSON                Vice President  2002      2002      Mr. Johnson has served as Vice      N/A        N/A
(age 42)                                                        President and a Director of
                                                                Sales and Marketing in the
                                                                Investment Products Division
                                                                of Hartford Life Insurance
                                                                Company since 1999. Mr.
                                                                Johnson is also a Managing
                                                                Member of HL Advisors. He was
                                                                previously with Guardian
                                                                Insurance Company in New York
                                                                City.
-----------------------------------------------------------------------------------------------------------------------------------

 *  Each director and officer may serve until his or her successor is elected and qualifies.
(1) Hartford Series Fund, Inc.
(2) Hartford HLS Series Fund II, Inc.
(3) Elected May 13, 2003.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                            TERM OF OFFICE*                                     PORTFOLIOS IN
                            POSITION HELD    AND LENGTH OF                                      FUND COMPLEX          OTHER
                               WITH THE       TIME SERVED:         PRINCIPAL OCCUPATION(S)       OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                  COMPANIES     SF(1)    SFII(2)         DURING PAST 5 YEARS          DIRECTOR       HELD BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE            Vice President  2000      2001      Mr. Joyce currently serves as       N/A        N/A
(age 44)                                                        Senior Vice President and
                                                                Director of the Institutional
                                                                Products Group for Hartford
                                                                Life Insurance Company.
                                                                Previously he served as Vice
                                                                President (1997-1999) and
                                                                Assistant Vice President
                                                                (1994-1997) of Hartford Life
                                                                Insurance Company. Mr. Joyce
                                                                is also Senior Vice President
                                                                of HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID N. LEVENSON           Vice President  2000      2001      Mr. Levenson serves as Senior       N/A        N/A
(age 36)                                                        Vice President of Hartford
                                                                Life Insurance Company's
                                                                Retail Product Management
                                                                Group and is responsible for
                                                                all retail product management
                                                                and profitability. He is also
                                                                a Senior Vice President of
                                                                HIFSCO and HL Advisors. Mr.
                                                                Levenson joined The Hartford
                                                                in 1995.
-----------------------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS             Vice President  2000      2001      Mr. Walters serves as               N/A        N/A
(age 41)                                                        Executive Vice President and
                                                                Director of the Investment
                                                                Products Division of Hartford
                                                                Life Insurance Company.
                                                                Previously, Mr. Walters was
                                                                with First Union Securities.
                                                                He is also a Managing Member
                                                                and Executive Vice President
                                                                of HIFSCO and HL Advisors.
-----------------------------------------------------------------------------------------------------------------------------------

* Each director and officer may serve until his or her successor is elected and qualifies.

(1) Hartford Series Fund, Inc.

(2) Hartford HLS Series Fund II, Inc.

The Funds' Statements of Additional Information include additional information about fund directors and are available without charge upon request by calling 1-800-862-6668 or writing: Hartford HLS Funds, c/o Individual Annuity Services, P.O. box 5085, Hartford, CT 06102-5085.

PRIVACY POLICY AND PRACTICES OF THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND
                                 ITS AFFILIATES
                       (herein called "we, our, and us")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:
     a) management;
     b) use; and
     c) protection;
     of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
     a) service your TRANSACTIONS with us; and
     b) support our business functions.

We may obtain PERSONAL INFORMATION from:
     a) YOU;
     b) your TRANSACTIONS with us; and
     c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
     a) your name;
     b) your address;
     c) your income;
     d) your payment; or
     e) your credit history;
     may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
     a) our insurance companies;
     b) our employee agents;
     c) our brokerage firms; and
     d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
     a) market our products; or
     b) market our services;
     to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
     a) independent agents;
     b) brokerage firms;
     c) insurance companies;
     d) administrators; and
     e) service providers;
     who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
     a) taking surveys;
     b) marketing our products or services; or
     c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
     a) "opt-out;" or
     b) "opt-in;"
     as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
     a) your proper written authorization; or
     b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
     a) underwriting policies;
     b) paying claims;
     c) developing new products; or
     d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:
     a) the confidentiality; and
     b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
     a) secured files;
     b) user authentication;
     c) encryption;
     d) firewall technology; and
     e) the use of detection software.

We are responsible for and must:
     a) identify information to be protected;
     b) provide an adequate level of protection for that data;
     c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
     a) credit history;
     b) income;
     c) financial benefits; or
     d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
     a) your medical records; or
     b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
     a) PERSONAL FINANCIAL INFORMATION; and
     b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
     a) your APPLICATION;
     b) your request for us to pay a claim; and
     c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
     a) asking about;
     b) applying for; or
     c) obtaining;
     a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

[THE HARTFORD LOGO]

           HV-2233-9  Printed in U.S.A (c) 2003 The Hartford, Hartford, CT 06115

"The Hartford" is The Hartford Financial Services Group, Inc. and its subsidiaries, including the issuing companies of Hartford Life Company and Hartford Life and Annuity Insurance Company.





                                                               -----------------
-----------------------                                        |   PRESORTED   |
The Hartford                                                   |   STANDARD    |
P.O. Box 2999                                                  | U.S. POSTAGE  |
Hartford, CT 06104-2999                                        |     PAID      |
-----------------------                                        |  HUDSON, MA   |
                                                               |  PERMIT NO.6  |
                                                               -----------------

                               HARTFORD HLS FUNDS

                              SEMI - ANNUAL REPORT
                            AND MANAGER DISCUSSIONS

                                  JUNE 30, 2003

   For use with Fortis Benefits and First Fortis Variable Insurance Products

ARE NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY         MAY LOSE VALUE

                                                                 FDIC       BANK

ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Semi-Annual Report
June 30, 2003

            o     Manager Discussions


                                                             [THE HARTFORD LOGO]

IMPORTANT INFORMATION

The following disclosure applies to all Hartford HLS Mutual Funds:

The charts on the following pages represent hypothetical investments in the Hartford HLS Mutual Funds. (Returns include the Fund level expenses, but exclude the insurance charges). Past performance does not guarantee future results. The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. Total Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Hartford Advisers HLS Fund (1),(2),(4)
Hartford Blue Chip Stock HLS Fund
Hartford Bond HLS Fund (1),(2),(4)
Hartford Capital Appreciation HLS Fund (1),(2),(4)
Hartford Capital Opportunities HLS Fund
Hartford Global Leaders HLS Fund (1),(2)
Hartford Growth and Income HLS Fund (1),(2)
Hartford Growth Opportunities HLS Fund (1),(3)
Hartford High Yield HLS Fund (1),(2)
Hartford Index HLS Fund (1),(2),(5)
Hartford International Opportunities HLS Fund (1),(2),(4)
Hartford International Stock HLS Fund
Hartford LargeCap Growth HLS Fund
Hartford MidCap Stock HLS Fund
Hartford Multisector Bond HLS Fund
Hartford SmallCap Growth HLS Fund (1),(3)
Hartford SmallCap Value HLS Fund
Hartford Stock HLS Fund (1),(2),(4)
Hartford U.S. Government Securities HLS Fund (1),(3)
Hartford Value Opportunities HLS Fund (1),(3)

1 Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

2 Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

3 Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

4 Class IB shares commenced on April 1, 1998. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

5 Class IB shares commenced on November 9, 1999. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

The opinions expressed in this report are those of the portfolio manager(s) and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

COMPARATIVE BENCHMARKS appear throughout the fund commentary as a measure of fund performance. You cannot invest directly in any of the indices.

LEHMAN BROTHERS GOVERNMENT / CREDIT BOND INDEX is a broad based unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

LEHMAN BROTHERS HIGH YIELD CORPORATE INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT INDEX is an unmanaged index of government bonds with maturities of between one and ten years.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government / Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

MSCI WORLD INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of 23 developed country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

MSCI EAFE - the Morgan Stanley Capital International Europe, Australasia and Far East Index is a free float-adjusted capitalization index that is designed to measure developed market equity performance; excluding the U.S. and Canada.

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500 INDEX measures the performance of the 2,500 smallest companies in the Russell 3000 Index.

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

S & P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

S & P MIDCAP 400 INDEX is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market.

HARTFORD ADVISERS HLS FUND inception 3/31/1983

PERFORMANCE OVERVIEW 6/30/93 - 6/30/03
Growth of a $10,000 investment(1)

[INSERT GRAPH HERE]



                                                         Lehman
                        Advisers IA         S&P500       Gov/Cr Bond
6/30/1993                 10,000            10,000          10,000
6/30/1994                 10,220            10,140           9,854
6/30/1995                 12,030            12,780          11,112
6/28/1996                 14,241            16,097          11,629
6/30/1997                 18,055            21,677          12,530
6/30/1998                 22,370            28,211          13,944
6/30/1999                 25,825            34,631          14,320
6/30/2000                 26,851            37,138          14,938
6/30/2001                 25,541            31,632          16,601
6/30/2002                 22,772            25,949          17,970
6/30/2003                 23,504            26,014          20,333

Advisers IA                        S&P 500 Index
$10,000 starting value             $10,000 starting value
$23,504 ending value               $26,014 ending value

Lehman Brothers Government/
Credit Bond Index
$10,000 starting value
$20,333 ending value



AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                        1 YEAR   5 YEARS   10 YEARS
---------------------------------------------------
Stock IA                 3.21%    0.99%      8.92%
---------------------------------------------------
Stock IB(4)              2.97%    0.79%      8.68%
---------------------------------------------------
S&P 500                  0.25%   -1.61%     10.03%
---------------------------------------------------
Lehman Gov/Cr Bond      13.15%   7.84%      7.35%
---------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.



PORTFOLIO MANAGERS
RAND L. ALEXANDER, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

PAUL D. KAPLAN
Senior Vice President, Partner, Director of
Fixed Income  Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Advisers HLS Fund, Class IA returned 7.83% for the six months ended June 30, 2003. The Fund underperformed both the Lipper Flexible Portfolio VA-UF Average, which returned 8.35%, and the Composite Index (S&P 500 Index 55%, Lehman Brothers Government/Credit Bond Index 35% and 90 day Treasury Bills 10%), which returned 8.39% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The U.S. markets rallied sharply during the six-month period ended June 30, 2003, with the S&P 500 up 11.76%, the Dow Jones Industrial Average was up 9.02% and the NASDAQ Composite rose 21.51%. The broad based rally in the equity markets was fueled by a series of positive events including the end of the Iraq War, improving consumer confidence, better than expected first quarter corporate earnings results, and a $350 billion stimulus package approved in Washington. The Federal Reserve cut the Federal Funds rate by 25 basis points to 1%, the lowest rate in 45 years. This action was primarily aimed at keeping the muted economic recovery on track and warding off the remote possibility of deflation. The 3-month Treasury bill and the 2-year Treasury note yields declined to end the period at 0.85% and 1.30%, respectively. Long bond yields fell in a similar amount as long-term inflation expectations declined. Mortgage-backed security returns were in-line with Treasuries but lagged other securitized sectors, as long rates fell, increasing prepayment risk. The commercial mortgage-backed and asset-backed sectors performed strongly during the quarter as these securities were less affected by prepayments.

Fund performance was enhanced by exposure to bonds as well as stock selection in consumer discretionary and energy. Home Depot, Inc. (retail) and AOL TimeWarner, Inc. (software & services) performed well in light of improving fundamentals. In the energy area, Halliburton Co. (construction) drove the out-performance with its progress in setting up a trust to cover its asbestos liability and removing uncertainty. Performance, however, was hindered by stock selection within information technology, industrials, and health care. In technology, the smaller somewhat more speculative stocks outperformed while the higher quality names that we owned lagged.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Although the end of the Iraq War, improving consumer confidence, better corporate earnings, and a $350 billion stimulus package are all cause for optimism, the U.S. economy has yet to show convincing signs of a significant recovery. The commercial side of the economy continues to show mixed results but will hopefully get a boost from elevated consumer spending. U.S. consumers will start to receive benefits from the stimulus package in July with reductions in withholding taxes and refund checks. In addition to the stimulus package, many consumers will benefit from another round of mortgage refinancing as mortgage rates have hit new lows. We continue to expect more robust consumer and corporate spending over the next few months which, coupled with low interest rates and tremendous liquidity in the system, should lead to a broad economic rebound and additional gains in the equity markets.

Hartford Blue Chip Stock HLS Fund inception 5/1/1996

PERFORMANCE OVERVIEW 5/1/96 - 6/30/03
Growth of a $10,000 investment

[LINE GRAPH]

            Blue Chip
            Stock IA      S&P500
5/1/1996     10,000       10,000
6/30/1996    10,134       10,038
9/30/1996    10,858       10,347
12/31/1996   11,624       11,209
3/31/1997    11,602       11,511
6/30/1997    13,345       13,518
9/30/1997    14,360       14,529
12/31/1997   14,763       14,947
3/31/1998    16,781       17,030
6/30/1998    17,262       17,593
9/30/1998    15,200       15,843
12/31/1998   18,906       19,216
3/31/1999    19,628       20,173
6/30/1999    20,758       21,596
9/30/1999    19,456       20,246
12/31/1999   22,664       23,258
3/31/2000    24,074       23,791
6/30/2000    24,241       23,159
9/30/2000    24,480       22,935
12/31/2000   22,105       21,141
3/31/2001    18,346       18,636
6/30/2001    19,822       19,726
9/30/2001    16,651       16,832
12/31/2001   18,919       18,632
3/31/2002    18,650       18,683
6/30/2002    15,703       16,182
9/30/2002    13,298       13,387
12/31/2002   14,304       14,515
3/31/2003    14,118       14,059
6/30/2003    16,272       16,222


BLUE CHIP STOCK IA            S&P 500 INDEX
$10,000 starting value        $10,000 starting value
$16,272 ending value          $16,222 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/03)

                      1 YEAR     5 YEAR    SINCE INCEPTION
----------------------------------------------------------
Blue Chip Stock IA    3.63%      -1.17%         7.03%
----------------------------------------------------------
S&P 500               0.25%      -1.61%         6.98%
----------------------------------------------------------


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE
RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

LARRY J. PUGLIA, CFA, CPA
Vice President and Portfolio Manager
T. Rowe Price Associates, Inc.

INVESTMENT ADVISORY COMMITTEE

DONALD J. EASLEY, CFA
Vice President
T. Rowe Price Associates, Inc.

HENRY M. ELLENBOGEN
Vice President and Research Analyst
T. Rowe Price Associates, Inc.

ROBERT N. GENSLER
Vice President and Portfolio Manager
T. Rowe Price Associates, Inc.

THOMAS J. HUBER, CFA
Vice President
T. Rowe Price Associates, Inc.

KRIS H. JENNER, M.D., D. PHIL.
Vice President and Portfolio Manager
T. Rowe Price Associates, Inc.

CHRISTOPHER R. LEONARD, CFA
Vice President and Research Analyst
T. Rowe Price Associates, Inc.

TIMOTHY E. PARKER
Research Analyst
T. Rowe Price Associates, Inc.

ROBERT W. SHARPS, CFA, CPA
Vice President and Portfolio Manager
T. Rowe Price Associates, Inc.

ROBERT W. SMITH
Vice President and Portfolio Manager
T. Rowe Price Associates, Inc.

HOW DID THE FUND PERFORM?

Hartford Blue Chip Stock HLS Fund, Class IA returned 13.76% for the six months ended June 30, 2003. The Fund outperformed the Lipper Large Cap Growth VA-UF Average, which returned 12.87%, and the S&P 500 Index, which returned 11.76% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

For the 2nd quarter, the Fund posted a strong gain, inline with the S&P 500's 15.38% advance. The S&P 500's most beaten down groups during the past year, telecom services and utilities, were the strongest second-quarter performers. All of the benchmark's sectors posted double-digit gains except consumer staples and energy (although they posted positive returns). Across the large-cap universe, value stocks modestly outperformed growth in spite of growth's resurgence in June. The Fund's strong stock selection in financials (banks and insurers) and consumer discretionary, along with an underweight position in energy stocks added to relative results, however, weakness in information technology (semiconductors) and health care holdings (service providers and pharmaceuticals) detracted.

Financials were a top performing sector for the Fund and the benchmark, largely due to improvements in the capital markets. The Fund's second-largest holding, Citigroup, Inc. (banks), gained nearly 25% during the quarter, and was a top contributor to both absolute and relative results. Trust banks (banks), which performed poorly last year, rebounded in the period, benefiting relative results. Overweight positions in Northern Trust Corp. (banks) and Mellon Financial Corp. (banks) contributed to relative returns as both stocks climbed more than 30%.

The consumer discretionary sector also aided relative results. Throughout the year we've added to media holdings including Viacom, Inc., Class B (media & entertainment) and Clear Channel Communications, Inc. (media & entertainment) because we expect these stocks to perform well when advertising spending improves in the second half. Our efforts were rewarded as both stocks were top contributors to second-quarter performance. And because of an overweight position, Clear Channel Communications also aided relative results. Retailers including Home Depot, Inc. (retail) (a top absolute contributor) and Best Buy Co., Inc. (retail) (a solid relative performer) posted gains that are highly correlated to economic improvement. Home Depot's revenues were better than expected (though still lower) and we see indications that business is improving with the weather on the East Coast.

Health care was a strong contributor to absolute performance as all segments advanced, however, our significant overweight in service providers detracted from relative results. UnitedHealth Group, Inc. (insurance) rallied nearly 10% and was a top contributor to absolute performance, but the large overweight was a slight negative to relative returns. HCA, Inc. (health care) was the sector's largest detractor, with the shares down more than 20% for the quarter. We significantly reduced this position on concerns relating to its hospital business and potentially lower earnings. Stock selection within the pharmaceutical group detracted from relative results even though Pfizer, Inc. (drugs) was among the top contributors to absolute performance. An overweight position in Forest Laboratories, Inc. (drugs) also detracted as the stock struggled to a small gain during the period due to disappointing news regarding the effectiveness of its Alzheimer drug.

An overweight position in information technology helped limit relative losses, but stock selection detracted. Internet companies Yahoo! Inc. (software & services) and Expedia (media & entertainment) were bright spots in the group. Expedia had a strong run, helped by its merger with InterActiveCorp. (media & entertainment) (formerly, USAInteractive), which also was a top contributor (up nearly 50% during the period). Semiconductors were strong absolute contributors, but were the leading detractors to relative results as an overweight position in Maxim Integrated Products, Inc. (electronics) posted a modest loss.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

As we head into the second half of 2003, we maintain an optimistic outlook. Corporate profits are improving and balance sheets are generally strong. From an economic standpoint, things are also positive. The markets are benefiting from easy monetary policy, expansionary fiscal policy, a weak dollar that improves our import/export position, and an inventory recession, which has removed much of the excess supply of goods from our system. The indications are that the economic recovery is underway, and we believe our focus on firms with strong profitability will be rewarded.

HARTFORD BOND HLS FUND inception 8/31/1977

PERFORMANCE OVERVIEW 6/30/93 - 6/30/03
Growth of a $10,000 investment(1)

[INSERT GRAPH HERE]


                        Bond IA         Lehman U.S. Agg Bond
6/30/1993                10,000             10,000
6/30/1994                 9,826              9,869
6/30/1995                11,009             11,107
6/28/1996                11,502             11,664
6/30/1997                12,577             12,615
6/30/1998                14,082             13,945
6/30/1999                14,229             14,382
6/30/2000                14,999             15,038
6/30/2001                16,578             16,726
6/30/2002                17,854             18,168
6/30/2003                20,367             20,058

Bond IA                            Lehman Brothers U.S. Aggregate Bond Index
$10,000 starting value             $10,000 starting value
$20,367 ending value               $20,058 ending value


AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                       1 YEAR   5 YEARS    10 YEARS
---------------------------------------------------
Bond IA                14.08%    7.66%       7.37%
---------------------------------------------------
Bond IB(4)             13.79%    7.45%       7.13%
---------------------------------------------------
Lehman U.S. Agg Bond   10.40%    7.54%       7.21%
---------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE
RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

NASRI TOUTOUNGI
Senior Vice President
Hartford Investment Management Company

HOW DID THE FUND PERFORM?

Hartford Bond HLS Fund, Class IA returned 6.23% for the six months ended June 30, 2003. The Fund outperformed both the Lehman Brothers U.S. Aggregate Bond Index, which returned 3.93%, and the Lehman Brothers Government/Credit Bond Index, which returned 5.23% over the same period. The Fund underperformed the Lipper Corporate Debt BBB Rated VA-UF Average, which returned 6.43%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The positive performance of the Fund over the past six months is mainly attributable to our overweight and issue selection in high yield bonds, our non-dollar exposure, and security selection in investment grade corporate bonds. While our underweight positions in the asset-backed securities and commercial mortgage-backed sectors hindered Fund performance somewhat in the first quarter, we have since increased our weight in asset-backed securities in an effort to enhance the overall yield of the portfolio.

We expect that for the time being, most of the dollar weakness has been played out, but expect 10 year Euro bonds to perform better than 10 year U.S. Treasuries. The mortgage-backed securities continue to be of lesser appeal to us, since they could perform poorly unless Treasuries remain range bound within a very tight range. Agencies are also not desirable due to their potential weak performance as their Government-sponsored enterprise status is debated.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

The Fund has performed very strongly since the beginning of the year. The high yield and non-dollar sectors contributed in part to this performance. While we continue to like corporate fundamentals in an improving economic environment, we believe that bonds have rallied strongly and could pause for awhile before they resume their tightening trend. We expect to remain overweight to the credit sector but expect to decrease our allocation in the coming months.

Fundamentals for poor dollar performance remain. The U.S. has a large current account deficit that needs to be reduced. An adjustment in the relative exchange rates between the U.S. and its trading partners is a natural result. Technically however, the rally in the Euro seems to have paused. We will look at maintaining our holdings in Eurobonds and are hedging our currency exposure to a neutral position until we see a trend re-emerge.

On the duration front, the Fund had been slightly long, seeking to take advantage of lower rates. The last Fed move of cutting another 25 basis points served as a catalyst to a change in market psychology, espousing a stronger economy and hence higher rates. As a result, we have shortened the duration slightly versus our benchmark but will wait for more evidence of a rebound before we become even more defensive.

Hartford Capital Appreciation HLS Fund   inception 4/2/1984

PERFORMANCE OVERVIEW 6/30/93 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]



                       Capital Appreciation IA        S&P 500
6/30/1993                       10,000                10,000
6/30/1994                       10,197                10,140
6/30/1995                       13,190                12,780
6/28/1996                       16,118                16,097
6/30/1997                       20,021                21,677
6/30/1998                       23,908                28,211
6/30/1999                       28,911                34,631
6/30/2000                       38,260                37,138
6/30/2001                       38,997                31,632
6/30/2002                       30,389                25,949
6/30/2003                       32,757                26,014

Capital Appreciation IA                 S&P 500 Index
$10,000 starting value                   $10,000 starting value
$32,757 ending value                     $26,014 ending value



AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                               1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------
Capital Appreciation IA         7.79%      6.50%       12.60%
--------------------------------------------------------------
Capital Appreciation IB(4)      7.52%      6.29%       12.35%
--------------------------------------------------------------
S&P 500                         0.25%      -1.61%      10.03%
--------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE
RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

SAUL J. PANNELL, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Capital Appreciation HLS Fund, Class IA returned 14.07% for the six months ended June 30, 2003. The Fund outperformed the Lipper Multi Cap Core VA-UF Average, which returned 12.47% over the same period. The Fund underperformed the Composite Index (Russell 2500 Index 60% and S&P 500 Index 40%), which returned 14.85% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The second quarter's rally marked the best calendar-quarter performance for the S&P 500 in almost five years. During the six-month period, the war with Iraq ended, consumer confidence surged, another round of tax cuts and further monetary stimulus were enacted, and the equity markets celebrated enthusiastically. All market cap styles benefited, with the performance of small and mid cap stocks exceeding that of large cap stocks. Within the S&P 500, the best-performing sectors were utilities, information technology and consumer discretionary, while telecommunication, materials and consumer staples offered more tempered returns. The Fund benefited from strong stock selection in telecommunications, energy and consumer discretionary, but these relative gains were slightly offset by the negative stock selection in industrials, information technology and health care. At the stock level, the three biggest contributors were Nextel Communications, Inc., Class A (communications), InterActiveCorp. (media & entertainment) and Nortel Networks Corp. (communications).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Given the recent sharp rally in the equity markets and a continued bullish trend, many require economic confirmation of the market's optimistic view. Clearly, the near-term backdrop for equity markets has become more constructive recently. The war with Iraq has ended, the Federal Reserve has demonstrated its resolve to combat falling prices, the refinance boom continues to roll on, and the government has enacted a stimulus package that features income tax cuts and tax relief for dividends and capital gains. Yet, economic data, on the business side, remains mixed. Additionally, the unemployment rate is hovering around 6%, and economic growth continues to run below its long-term trend. We are hopeful that the constructive forces previously mentioned will foster the job growth that the economy needs.

HARTFORD CAPITAL OPPORTUNITIES HLS FUND inception 5/1/2000

PERFORMANCE OVERVIEW 5/1/00 - 6/30/03
Growth of a $10,000 investment


                           Capital Opportunities IA          S&P500
5/1/2000                           10,000                    10,000
6/30/2000                           9,895                    10,247
9/30/2000                          10,074                    10,147
12/31/2000                          8,832                     9,354
3/31/2001                           7,505                     8,246
6/30/2001                           7,797                     8,728
9/30/2001                           5,741                     7,447
12/31/2001                          6,746                     8,244
3/31/2002                           6,628                     8,266
6/30/2002                           5,397                     7,159
9/30/2002                           4,394                     5,923
12/31/2002                          4,800                     6,422
3/31/2003                           4,620                     6,220
6/30/2003                           5,456                     7,177

Hartford Capital Opportunities IA                 S&P 500 Index
$10,000 starting value                            $10,000 starting value
$5,456 ending value                               $7,177 ending value



AVERAGE ANNUAL (as of RETURNS 6/30/03)

                                        1 YEAR      SINCE INCEPTION
-------------------------------------------------------------------
Hartford Capital Opportunities IA        1.10%          -17.43%
-------------------------------------------------------------------
S&P 500                                  0.25%           -9.95%
-------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGERS

IRFAN ALI
Senior Vice President
MFS Investment Management

KENNETH ENRIGHT
Senior Vice President
MFS Investment Management

HOW DID THE FUND PERFORM?

Hartford Capital Opportunities HLS Fund, Class IA returned 13.67% for the six months ended June 30, 2003. The Fund outperformed both the Lipper Multi Cap Core VA-UF Average, which returned 12.47%, and the S&P 500 Index, which returned 11.76% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Investment selection is the primary driver for the Fund's performance. We choose stocks based on the opportunities our analysts uncover, regardless of market capitalization or industry sector. Fund results for the past six months were primarily attributable to how well individual investments performed. The only industry allocation that impacted results was our underweighting in technology stocks.

STRONG PERFORMANCE FROM SELECTED SECURITIES:

Our best performers for the period were Calpine Corp. (utilities), a power merchant and producer, and AT&T Wireless Services, Inc. (communications). In 2002, Calpine Corp. had suffered from weak power demand and concern that it would not have enough cash to meet its debt obligations. However, the company made great progress in addressing its liquidity needs. Both factors contributed to the rise in the company's stock price for the period. AT&T Wireless Services stock benefited from generally improving fundamentals in the wireless markets as well as better-than-expected increases in its average revenue per unit (ARPU). In addition, the rate at which the company lost customers to competitors, known in the industry as "churn rate," slowed more than many analysts had expected.

Comcast Corp. (media & entertainment), a cable and communications company, exceeded investor expectations for subscriber growth, a key to future earnings. The company also continued to realize benefits from its acquisition of AT&T Broadband Corp.

Both Sears, Roebuck and Co. (retail) and Home Depot, Inc. (retail) helped the Fund outperform its benchmark. Shares of Sears, Roebuck and Co. reacted very positively to the announcement that the company would be selling its troubled credit card portfolio, thereby eliminating a major investor concern. Home Depot's stock price had been depressed because of weak same store sales and concerns about management's ability to execute its business strategy. However, sales thus far in 2003 exceeded many analysts' low expectations. Sales were helped, in part, by the company's exclusive arrangement with lawn care equipment manufacturer John Deere (machinery) and strength in its appliance business.

The stock of VERITAS Software Corp. (software & services), a data storage technology company helped Fund performance for the period. The company's stock price, in addition to benefiting from the rally in technology stocks, rose as investors began to detect signs of improvement in the company's business by looking at the trends in several of the company's balance sheet metrics.

Genentech, Inc. (drugs) stock rose on unexpectedly positive data from a developmental drug for colorectal cancer and the approval of several new drugs. These events, in our view, dramatically improved investors' perceptions of the company's future earnings potential.

DETRACTORS FROM PERFORMANCE:

Technology stocks led the market for the past six months. However, we were underweighted in this sector relative to our benchmark and that hurt performance. Many of what turned out to be the best-performing stocks in the sector had, and still have, weak investment fundamentals, in our view. We believed that other opportunities were more attractive.

The Fund experienced disappointing results from a variety of selected securities outside the technology sector. These stocks included Network Associates, Inc. (software & services), Freddie Mac (banks), Schering Plough Corp. (drugs) and AT&T Corp.

Network Associates (communications), a network management and security provider, missed its earnings estimates and is being investigated for questionable past accounting practices. However, we believe the company's lineup of new products should do well and we think that the stock is attractively priced.

Freddie Mac's stock price dropped dramatically on the news announcing the resignation of its top three executives. In the midst of their on-going accounting issues, these actions heightened investor concern regarding increased political and regulatory risks.

Schering Plough Corp.'s stock price declined sharply because of announcements of lower earnings, investigations of past pricing and shareholder reporting practices, and marketing difficulties with its prescription allergy drug Clarinex, the prescription replacement to its blockbuster Claritin, which recently became available over-the-counter. These factors are offset, in our opinion, by the strength of the company's pipeline of new drugs.

At the end of 2002, AT&T appeared to many industry observers ready to turn a corner and post better results for 2003. However, the company's 2003 earnings to date have not lived up to those earlier expectations. Pricing for the company's business segment continues to be weak and competition has increased. As a result, expectations of future earnings were reduced and AT&T's stock price fell.

Hartford Global Leaders HLS Fund inception 9/30/1998

PERFORMANCE OVERVIEW 9/30/98 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]



                  Global Leaders IA              MSCI World
9/30/1998             10,000                     10,000
12/31/1998            13,188                     12,122
3/31/1999             14,140                     12,566
6/30/1999             14,974                     13,176
9/30/1999             14,930                     12,991
12/31/1999            19,830                     15,194
3/31/2000             21,161                     15,361
6/30/2000             20,430                     14,827
9/30/2000             19,982                     14,093
12/31/2000            18,429                     13,231
3/31/2001             15,624                     11,541
6/30/2001             16,215                     11,861
9/30/2001             13,654                     10,165
12/31/2001            15,373                     11,046
3/31/2002             15,250                     11,114
6/30/2002             14,111                     10,095
9/30/2002             11,285                      8,247
12/31/2002            12,375                      8,886
3/31/2003             11,656                      8,447
6/30/2003             14,076                      9,904

Global Leaders IA                       MSCI World Index
$10,000 starting value                  $10,000 starting value
$14,076 ending value                    $9,904 ending value


AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                               SINCE
                    1 YEAR   INCEPTION
--------------------------------------
Global Leaders IA   -0.25%     7.46%
--------------------------------------
Global Leaders IB   -0.50%     7.25%
--------------------------------------
MSCI World          -1.90%    -0.20%
--------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

ANDREW S. OFFIT
Senior Vice President, Partner
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Global Leaders HLS Fund, Class IA returned 13.75% for the six months ended June 30, 2003. The Fund outperformed both the Lipper Global Funds VA-UF Average, which returned 10.70%, and the Morgan Stanley Capital International
(MSCI) World Index, which returned 11.46% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

After taking a step back in the first quarter, global equities took two giant steps forward in the second quarter, surging over 17% for the period (as measured by the MSCI World Index). The rebound was broad based, with all developed markets participating in the advance and several of the ten broad market sectors registering double-digit returns. The rally was propelled by some early signs of improvement in the global economy and reduced uncertainty in the geopolitical arena. Successful stock picking remains the hallmark of the Fund as our stock selection significantly contributed to our performance. Stock selection within information technology, consumer discretionary and financials helped performance while stock selection within materials, and consumer staples detracted from performance. The three biggest contributors to performance were the French technology hardware company Alcatel S.A. (communications), the Canadian technology hardware company Nortel Networks Corp. (communications) and Yahoo Japan Corp. (software & services). The three biggest detractors from performance were Lukoil Holdings ADR (metals, minerals & mining), the Russian oil and gas company, Fast Retailing (retail), the Japanese specialty retailing company and Tyco International Ltd. (consumer non-durables), the industrial conglomerate.

HARTFORD GROWTH AND INCOME HLS FUND INCEPTION 5/29/1998

PERFORMANCE OVERVIEW 5/29/98 - 6/30/03
Growth of a $10,000 investment(1)

(LINE GRAPH)




                            Growth and Income IA          S&P500
                            --------------------          ------
5/31/1998                            10,000              10,000
6/30/1998                            10,406              10,406
9/30/1998                             9,619               9,371
12/31/1998                           11,905              11,366
3/31/1999                            12,415              11,932
6/30/1999                            13,373              12,774
9/30/1999                            12,540              11,976
12/31/1999                           14,503              13,757
3/31/2000                            15,171              14,072
6/30/2000                            14,747              13,699
9/30/2000                            14,717              13,566
12/31/2000                           13,684              12,505
3/31/2001                            12,481              11,023
6/30/2001                            13,352              11,668
9/30/2001                            11,282               9,956
12/31/2001                           12,587              11,021
3/31/2002                            12,391              11,051
6/30/2002                            10,482               9,572
9/30/2002                             8,754               7,919
12/31/2002                            9,484               8,586
3/31/2003                             9,091               8,316
6/30/2003                            10,431               9,595

Growth and Income IA               S&P 500 Index
--------------------               -------------
$10,000 starting value             $10,000 starting value
$10,431 ending value               $9,595 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                           1 YEAR        5 YEAR     SINCE INCEPTION
================================================================================
Growth and Income IA       -0.48%         0.05%         0.83%
--------------------------------------------------------------------------------
Growth and Income IB       -0.73%        -0.17%         0.62%
--------------------------------------------------------------------------------
S&P 500                     0.25%        -1.61%        -0.81%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
JAMES A. RULLO, CFA
Senior Vice President, Partner
Wellington Management Company, LLP


HOW DID THE FUND PERFORM?

Hartford Growth and Income HLS Fund, Class IA returned 9.99% for the six months ended June 30, 2003. The Fund underperformed both the Lipper Large Cap Core VA-UF Average, which returned 10.79%, and the S&P 500 Index, which returned 11.76% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Equities rallied strongly in the second quarter, as an end to the major military action in Iraq, better-than-expected first quarter corporate earnings results, and a $350 billion stimulus and tax reform package approved in Washington encouraged investors. The Fund underperformed its market benchmark during the six-month period primarily due to poor stock selection in the consumer discretionary and information technology sectors. However, strong stock selection amongst industrials and financials names contributed positively to the Fund's relative performance. Citigroup, Inc. (banks), Capital One Financial Corp. (banks) and Cisco Systems, Inc. (computers & equipment) were three of the top contributing stocks. Schering-Plough Corp. (drugs), Qwest Communications International, Inc. (communications) and Pepsi Bottling Group, Inc. (food, beverage & tobacco) were three of the most significant detractors from relative returns.


WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?
Low interest rates, a weaker U.S. dollar and loose fiscal policy are providing economic stimulus that is without precedent in the last thirty years. Tax cuts and low interest rates should provide a temporary boost to consumption, but ultimately jobs are needed to bolster the recovery. We expect to see some modest employment creation by the fourth quarter, followed by a self-sustaining upturn in jobs and consumption next year. In response to the aggressive economic stimulus, we anticipate that the U.S. will again become an engine of growth for the rest of the world.

HARTFORD GROWTH OPPORTUNITIES HLS FUND INCEPTION 3/24/1987

PERFORMANCE OVERVIEW 6/30/93 - 6/30/03
 Growth of a $10,000 investment(1)

(LINE GRAPH)



                        Growth Opportunities IA         Russell 3000 Growth
                        -----------------------         -------------------
6/30/1993                         10,000                      10,000
6/30/1994                          9,388                       9,980
6/30/1995                         12,190                      12,980
6/28/1996                         14,543                      16,571
6/30/1997                         16,297                      21,297
6/30/1998                         19,821                      27,600
6/30/1999                         21,429                      34,660
6/30/2000                         36,279                      43,623
6/30/2001                         27,424                      28,221
6/30/2002                         20,789                      20,774
6/30/2003                         22,223                      21,351

Growth Opportunities IA                Russell 3000 Growth Index
$10,000 starting value                 $10,000 starting value
$22,223 ending value                   $21,351 ending value


                                         AVERAGE ANNUAL RETURNS (as of 6/30/03)

                                         1 YEAR         5 YEARS         10 YEARS
================================================================================
Growth Opportunities IA                   6.90%         2.31%            8.31%
--------------------------------------------------------------------------------
Growth Opportunities IB(3)                6.63%         2.06%            8.04%
--------------------------------------------------------------------------------
Russell 3000 Growth                       2.78%        -5.00%            7.88%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
MICHAEL T. CARMEN, CFA
Senior Vice President, Partner
Wellington Management Company, LLP


HOW DID THE FUND PERFORM?
Hartford Growth Opportunities HLS Fund, Class IA returned 21.15% for the six months ended June 30, 2003. The Fund outperformed both the Lipper Multi Cap Growth VA-UF Average, which returned 16.23%, and the Russell 3000 Growth Index, which returned 13.48% over the same period.

WHY DID THE FUND PERFORM THIS WAY?
Over the six-month period the equity markets entered a sustained rally around the middle of March fueled by increased investor risk tolerance amid the resolution of the Iraqi conflict, massive fiscal stimulus, and an improved corporate earnings picture. The Fund's outperformance versus its market benchmark resulted from a combination of timely sector allocation and accurate stock selection. In terms of stock selection, the strongest sectors were health care and industrials, while information technology proved to be the weakest. The top three contributors to the Fund's overall performance over this six-month period were Cendant Corp. (business services), American Tower Corp., Class A (communications) and Career Education Corp. (education), and the top three detractors were NDCHealth Corp. (health services), Schering-Plough Corp. (drugs) and Cephalon Inc. (drugs).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?
We believe the U.S. economy is currently primed for growth, with low interest rates, weakness in the U.S. dollar, and a large fiscal stimulus package all combining to increase liquidity and accelerate the economic recovery. Consumers should benefit from this favorable environment, as continued refinancings and tax cuts and rebates increase disposable income in the second half. In spite of improving investor and consumer sentiment, longer-term stabilization will depend on an improved employment picture, which has yet to occur. As we enter the second half of the year, the Fund's consumer discretionary position is significantly overweight relative to the market benchmark, and we are underweight consumer staples, information technology and financials.

HARTFORD HIGH YIELD HLS FUND INCEPTION 9/30/1998

PERFORMANCE OVERVIEW 9/30/98 - 6/30/03
Growth of a $10,000 investment(1)


(LINE GRAPH)


                      High Yield IA              Lehman HY Corp
                      -------------              --------------
9/30/1998                 10,000                     10,000
12/31/1998                10,368                     10,213
3/31/1999                 10,695                     10,402
6/30/1999                 10,703                     10,437
9/30/1999                 10,599                     10,289
12/31/1999                10,856                     10,457
3/31/2000                 10,637                     10,212
6/30/2000                 10,840                     10,330
9/30/2000                 11,067                     10,388
12/31/2000                10,968                      9,844
3/31/2001                 11,489                     10,469
6/30/2001                 11,018                     10,230
9/30/2001                 10,592                      9,797
12/31/2001                11,263                     10,363
3/31/2002                 10,905                     10,538
6/30/2002                 10,409                      9,862
9/30/2002                  9,791                      9,573
12/31/2002                10,487                     10,218
3/31/2003                 11,148                     10,995
6/30/2003                 12,077                     12,106

High Yield IA                         Lehman Brothers High Yield Corporate Index
$10,000 starting value                $10,000 starting value
$12,077 ending value                  $12,106 ending value



                                        AVERAGE ANNUAL RETURNS(2)(AS OF 6/30/03)

                                            1 YEAR              SINCE INCEPTION
================================================================================
High Yield IA                                 16.03%                 4.05%
--------------------------------------------------------------------------------
High Yield IB                                 15.74%                 3.84%
--------------------------------------------------------------------------------
Lehman HY Corp                                22.76%                 4.11%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGERS
DAVID HILLMEYER, CFA                      CHRISTINE MOZONSKI
Vice President                            Vice President
Hartford Investment Management Company    Hartford Investment Management Company



HOW DID THE FUND PERFORM?

Hartford High Yield HLS Fund, Class IA returned 15.16% for the six months ended June 30, 2003. The Fund outperformed the Lipper High Current Yield VA-UF Average, which returned 14.23%, over the same period. The Fund underperformed the Lehman Brothers High Yield Corporate Index, which returned 18.48% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's overweight to the wireline and technology sectors contributed to strong performance over the last six months as several of the holdings are more highly rated, and therefore traded more closely with the Treasury market. Independent power producers continue to trade well as liquidity returns to the sector and power prices are showing some sign of improving. Finally, our holdings in the cable sector also benefited Fund performance from improved liquidity and some merger and acquisition activity providing additional data points for setting valuations. During the second quarter, we reduced our overweight to the chemical sector on concerns of lackluster demand for products and a significant squeeze in margin. This margin pressure is the direct result of the increased costs of the basic materials. However, we will look to increase our exposure to this sector as the market prices in the anticipated disappointing second quarter numbers.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

As the U.S. economy works its way through continued uncertainty in the market, we remain constructive on the high yield market. We expect the number of ratings downgrades to slow and default rates to further decline as firms continue to focus on strengthening their balance sheets, curtail stock buyback programs and opt instead to repurchase debt.

Acknowledging the strong returns over the past several quarters, we continue to emphasize sectors and issuers where fiscal reform remains that of managements' primary concern. Due to the lack of meaningful top line growth, such reform is essential to supporting bond prices after such returns. We are maintaining our overweight to the wireline sector as fiscal reform continues and the opportunity for positive event risk remains.

We believe that the lodging sector and the paper sector present attractive opportunities. With REVPAR (revenue per available room) firming, and the war in Iraq and SARS behind us, lodging appears positioned to take advantage of the resurgence in summer travel. We are favoring the paper sector given that the supply and demand picture could improve meaningfully with any slight uptick in economic activity. We have, however, begun to reduce our holding to the metal and mining sector on concerns about the potential for tariffs to be lifted at the end of the year.

Hartford Index HLS Fund Inception 5/1/1987

PERFORMANCE OVERVIEW 6/30/93 - 6/30/03
Growth of a $10,000 investment(1)

LINE GRAPH


                                    Index IA                    S&P 500
                                    --------                    -------
6/30/1993                           10,000                      10,000
6/30/1994                           10,098                      10,140
6/30/1995                           12,660                      12,780
6/28/1996                           15,832                      16,097
6/30/1997                           21,180                      21,677
6/30/1998                           27,442                      28,211
6/30/1999                           33,534                      34,631
6/30/2000                           35,809                      37,138
6/30/2001                           30,366                      31,632
6/30/2002                           24,786                      25,949
6/30/2003                           24,744                      26,013


Index IA                            S&P 500 Index
--------                            -------------
$10,000 starting value              $10,000 starting value
$24,744 ending value                $26,013 ending value


AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)


                                     1 YEAR          5 YEARS        10 YEARS
================================================================================
Index IA                             -0.17%          -2.05%           9.48%
--------------------------------------------------------------------------------
Index IB(5)                          -0.42%          -2.26%           9.23%
--------------------------------------------------------------------------------
S&P 500                               0.25%          -1.61%          10.03%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
JULIET MURPHY, CFA, CPA
Investment Officer
Hartford Investment Management Company

HOW DID THE FUND PERFORM?

Hartford Index HLS Fund, Class IA returned 11.54% for the six months ended June 30, 2003. The Fund outperformed the Lipper S&P 500 Index Objective VA-UF Average, which returned 11.50%, over the same period. The Fund underperformed the S&P 500 Index, which returned 11.76% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The year started off on a negative note, with benign to disappointing earnings numbers dominating headlines. More importantly, though, was a string of decreased earnings estimates for both the first quarter and full year of 2003, driving the market lower. Economic releases were mostly unfavorable, and the uncertainty surrounding the situation with Iraq was discouraging for many investors. The combination of these issues was providing investors little incentive to put money to work in equities.


The second quarter started off on a high note returning 15.4%. The markets were driven by headline news, particularly the war in Iraq, which was shorter and less intense than we had been warned in March. Corporate earnings announcements were much more positive than recent past quarters, and even though economic news was mixed, investors were ready to dabble in equities again. All sectors were positive for the second quarter, with telecom services leading at 21.6%, followed by utilities at 21.3%, and consumer discretionary at 19%. Energy was the worst performing sector, with still a positive return at 7.1%. All other sectors returned double digits.

The S&P index experienced 1-year highs the first week, and peaked during the second week in June. Positive performance was driven by economic news, with releases coming either in line or slightly above expectations. But the few negative economic items weighed on the markets more heavily than they had in the prior two months. The last week of June was a tough one, with a slew of negative earnings pre-announcements coming out, planting the seed that perhaps we're not on the road to recovery. Also taking a toll was the 25 basis point rate cut; reports out the following day indicated that investors were expecting a 50 basis point cut.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

We expect the month of July to be dominated by earnings reports more-so than by headline news. The earnings coming out will set the tone for the market through year-end. Last quarter, investors were optimistic after a shorter-than-expected war, and improved announcements added to the euphoria. Without the positive post-conflict halo, unfavorable earnings reports could weigh very heavily on the psyche of the investor. For the past few months, it appears that investors have been viewing market pull-backs as opportunities to buy, versus just a few months ago when downturns were considered to be another reason to sell. We think this trend can continue if we make it through earnings season without any major disappointments.
                                       15

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND inception 7/2/1990

PERFORMANCE OVERVIEW 6/30/93 - 6/30/03

Growth of a $10,000 investment(1)

             International Opp. IA      MSCI AC World Free
6/30/1993           10,000                   10,000
6/30/1994           11,889                   11,747
6/30/1995           12,374                   12,007
6/28/1996           14,660                   13,588
6/30/1997           16,927                   15,509
6/30/1998           17,980                   15,724
6/30/1999           19,313                   17,222
6/30/2000           22,998                   20,340
6/30/2001           17,376                   15,497
6/30/2002           16,002                   14,232
6/30/2003           14,385                   13,364

INTERNATIONAL OPPORTUNITIES IA        MSCI AC WORLD FREE EX US INDEX
$10,000 starting value                $10,000 starting value
$14,385 ending value                  $13,364 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                           1 YEAR   5 YEARS   10 YEARS
------------------------------------------------------
International Opp. IA      -10.10%    -4.36%      3.70%
------------------------------------------------------
International Opp. IB(4)   -10.33%    -4.55%      3.47%
------------------------------------------------------
MSCI AC World Free          -4.20%    -2.81%      3.15%
------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

TROND SKRAMSTAD
Senior Vice President, Partner, Director of International Equities Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund, Class IA returned 6.73% for the six months ended June 30, 2003. The Fund underperformed both the Lipper International VA-UF Average, which returned 8.99%, and the Morgan Stanley Capital International (MSCI) All-Country World Free ex US Index, which returned 11.10%, over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Over the six-month period ended June 30, 2003, global equity markets rebounded from their March lows on the heels of the end of combat in Iraq, relative calm in other geopolitical hotspots, and nascent signs that the global economy could emerge from its current sluggish state in the second half of the year. Europe rose 11.4%, helped by the 4% increase in the European currencies versus the U.S. Dollar, the Pac Basin ex-Japan was up 16.0%, and Japan rose 3.1%, the weakest of the major regions. Emerging markets were up 16.1%. Strong country allocation decisions in the Fund, particularly the underweights in Japan and developed Asia and the overweight in emerging markets were outweighed by weak stock selection in North America and Japan. At the stock level, the lone sector of positive selection was strongest in consumer staples. This strong performance was negated by stock selection within information technology, materials, and telecommunication. The three biggest contributors to performance were Royal Bank of Scotland Group PLC (banks, United Kingdom), National Bank of Canada (banks, Canada), both commercial banks, and AstraZeneca PLC (drugs, United Kingdom).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

With interest rates at or near record lows around the globe, massive fiscal stimulus packages in the U.S. and to a lesser degree elsewhere, and relative calm on the geopolitical front, we expect that economic growth will finally show meaningful signs of improvement in the second half. The interest rate cuts that we began to see in early 2001, which have left rates in most cases at or near post-World War II lows, should have begun to spur growth in a more "normal" environment long before now. The dampening effect of corporate and consumer retrenching following the 1990s excesses have thus far, to a large extent, offset the desired effect of the interest rate cuts. With capacity utilization likely showing improvement, consumer spending continuing at a reasonable pace and likely accelerating into year-end, and investment spending expected to modestly improve, we believe that the various stimulus efforts are finally beginning to gradually gain traction in the economy.

HARTFORD INTERNATIONAL STOCK HLS FUND INCEPTION 1/3/1995

PERFORMANCE OVERVIEW  1/3/95 - 6/30/03

Growth of a $10,000 investment


             International Stock IA      MCSI EAFE
1/3/1995            10,000                 10,000
6/30/1995           10,488                 10,684
6/28/1996           12,355                 12,140
6/30/1997           14,677                 13,738
6/30/1998           17,302                 14,614
6/30/1999           17,941                 15,772
6/30/2000           20,275                 18,523
6/30/2001           16,430                 14,203
6/30/2002           14,704                 12,895
6/30/2003           14,096                 12,115

INTERNATIONAL STOCK IA                MSCI EAFE INDEX
$10,000 starting value                $10,000 starting value
$14,096 ending value                  $12,115 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/03)

                           1 YEAR   5 YEAR    SINCE INCEPTION
-------------------------------------------------------------
International Stock IA      -4.14%    -4.02%             4.13%
-------------------------------------------------------------
MSCI EAFE                   -6.05%    -3.68%             2.28%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.




PORTFOLIO MANAGERS

HERBERT W. GULLQUIST
Chief Investment Officer
Lazard Asset Management, LLC

MICHAEL BENNETT
Managing Director
Lazard Asset Management, LLC

JOHN R. REINSBERG
Managing Director
Lazard Asset Management, LLC

GABRIELLE BOYLE
Managing Director
Lazard Asset Management, LLC

MICHAEL POWERS
Director
Lazard Asset Management, LLC

HOW DID THE FUND PERFORM?

Hartford International Stock HLS Fund, Class IA returned 8.31% for the six months ended June 30, 2003. The Fund underperformed both the Lipper International VA-UF Average, which returned 8.99%, and the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which returned 9.84% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Growing optimism regarding the global economy, combined with the abatement of many of the issues with which investors were most concerned during the first quarter, led to a sharp rebound in markets around the world during the second quarter. As the war in Iraq and the SARS crisis subsided, investor sentiment swung dramatically upward from its March doldrums. Additional economic stimulus aided in the markets' improvement: the Federal Reserve's rate cut, as well as tax cuts in the U.S. (and, potentially, in Germany), served to increase confidence in a strong late-2003 economic recovery. Despite this change in sentiment, however, few tangible signs of the incipient recovery have surfaced in governments' economic reports. The second quarter's rally was broad-based, with all sectors seeing double-digit gains. However, the more volatile, less profitable companies that had been hardest hit by previous market weakness achieved the strongest gains within each sector. Regionally, returns were fairly consistent, with Europe and Asia both generating mid-teens percentage gains in local currency terms; the gain in European markets was, however, enhanced by the continued strength of the Euro.

The portfolio benefited from stock selection in energy. TotalFinaElf S.A., B Shares (energy & services, France) (the world's third-largest oil company) is studying construction of a pipeline to carry oil from Kazakhstan to Iran. TotalFinaElf has bought (along with other European refiners) the bulk of Iraq's post-war crude oil, and has been invited to bid on developing Saudi Arabian gas ventures estimated at $25 billion. Stock selection in consumer discretionary also helped, as Nissan Motor Co., Ltd.'s (transportation, Japan) shares rose to a 13-year high. The company is forecasting a fourth year of record sales and is initiating a $250 million expansion in the form of a Tennessee-based plant. Stock selection in health care, on the other hand, hurt performance. Takeda Chemical Industries Ltd. (medical instruments & supplies, Japan) lagged the gains of its pharmaceutical peers due to concerns over their pipeline of new drugs. However, we feel these concerns are overdone and that the company is very attractively valued in light of its strong return on capital. Despite the fact that all of our financial holdings were positive in absolute terms, the portfolio was hurt by not owning some of the big movers in the sector, particularly insurance companies whose fortunes are closely tied to the capital markets.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

The recent market rally began in the days leading up to the Iraq war, precisely when investors were at their most despondent, illustrating the tremendous difficulty of predicting short-term market movements. While the more speculative stocks that had been hardest hit during the extended market decline have dominated the early stages of this rally, we believe the rally will broaden to include more financially productive, relative value stocks.

Hartford Largecap Growth HLS Fund inception 5/1/1998

PERFORMANCE OVERVIEW  5/1/98 - 6/30/03

Growth of a $10,000 investment

[LINE GRAPH]

              LargeCap
               Growth
                 IA         S&P500
5/1/1998       10,000       10,000
6/30/1998      10,439       10,406
9/30/1998       9,185        9,371
12/31/1998     11,861       11,366
3/31/1999      13,036       11,932
6/30/1999      13,572       12,774
9/30/1999      12,853       11,976
12/31/1999     15,090       13,757
3/31/2000      15,981       14,072
6/30/2000      15,355       13,699
9/30/2000      14,392       13,566
12/31/2000     12,382       12,505
3/31/2001      10,459       11,023
6/30/2001      11,048       11,668
9/30/2001       9,048        9,956
12/31/2001     10,538       11,021
3/31/2002       9,946       11,051
6/30/2002       8,298        9,572
9/30/2002       7,089        7,919
12/31/2002      7,267        8,586
3/31/2003       7,148        8,316
6/30/2003       8,020        9,595

LARGECAP GROWTH IA                    S&P 500 INDEX
$10,000 starting value                $10,000 starting value
$8,020 ending value                   $9,595 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/03)

                           1 YEAR   5 YEAR    SINCE INCEPTION
-------------------------------------------------------------
LargeCap Growth IA          -3.34%    -5.14%            -4.18%
-------------------------------------------------------------
S&P 500                      0.25%    -1.61%            -0.80%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGERS

JAMES G. REILLY
Executive Vice President
Alliance Capital Management L.P.

SYED J. HASNAIN
Senior Vice President
Alliance Capital Management L.P.

HOW DID THE FUND PERFORM?

Hartford LargeCap Growth HLS Fund, Class IA returned 10.36% for the six months ended June 30, 2003. The Fund underperformed both the Lipper LargeCap Growth VA-UF Average, which returned 12.87%, and the S&P 500 Index, which returned 11.76% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund underperformed its benchmark during the first six months of 2003 primarily due to unfavorable stock selection in the consumer discretionary, financials and information technology sectors. Despite the positive impact that an overweight position in the consumer discretionary sector had on the Fund, relative underperformance from positions in this sector drove unfavorable stock selection, specifically with Kohl's Corp. (retail) and Harley-Davidson, Inc. (transportation). Similarly, an overweight in the financials sector positively impacted the Fund yet underperformance from specific positions such as American International Group, Inc. (insurance), Freddie Mac (banks) and to a lesser extent Fifth Third Bancorp. (banks) and Charles Schwab Corp. (financial services) detracted from performance. Despite this, Citigroup, Inc. (banks), Morgan (J.P.) Chase & Co. (banks), Lehman Brothers Holdings, Inc. (financial services), MBNA Corp. (banks) and Progressive Corp. (insurance) all served as top contributors to the Fund's absolute performance with double-digit positive returns for the period.

The Fund's relative overweight position in information technology served performance well yet some of its core holdings underperformed on a relative basis, including PeopleSoft, Inc. (software & services) and Microsoft Corp. (software & services). Again, despite this, VERITAS Software Corp. (software & services), Intel Corp. (electronics) and Cisco Systems, Inc. (computers & office equipment) in this sector all served as strong contributors to absolute performance. Strong stock selection in the health care sector represented the greatest contribution to the Fund during the period, driven by strong performance from positions in Amgen, Inc. (drugs), Boston Scientific Corp. (medical instruments & supplies), Pfizer, Inc. (drugs), St. Jude Medical, Inc. (medical instruments and supplies), UnitedHealth Group, Inc (insurance) and Wyeth (drugs). Telecommunication services was one of the poorest performing sectors where the Fund's underweight position positively impacted performance. Underweight positions in the energy, materials and industrials sectors also served relative performance well yet an underweight in utilities detracted from performance.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

The overall economic results remain mixed yet we continue to believe the foundation for continued strength for the U.S. economy has been laid. We expect real GDP growth to accelerate to around 4% in the second half of the year, as the substantial amount of fiscal stimulus will likely hit the economy in the third and fourth quarters. Additionally, as suggested by the Federal Reserve, the accommodative monetary policy will likely remain in place for an extended period. We feel that the slowly improving financial picture for U.S. corporations will likely result in a solid upturn in corporate profits and ultimately earnings, particularly in the growth arena.

Our focus on building a more aggressive posture to the Fund has resulted in a continued increase in our exposure to companies positioned to serve as the beneficiary of economic recovery. We have shifted positions from less cyclically-sensitive financial names to those focused on capital markets and commercial-banking businesses. We are adding opportunistically to select positions in technology to take advantage of the increasing return to IT spending. We are maintaining a level of defensive stable growth positions, which act as a balance to the growing aggressiveness. We feel that this period of differential that has occurred between earnings growth and performance returns has allowed us unique opportunities to structure the Fund with high quality growth at attractive valuations. As investors become less risk averse, we believe that earnings growth will again become the primary catalyst for investment returns. We feel the Fund is well-positioned to benefit from this result as it is invested in what we believe to be the highest quality growth companies, leaders in their respective industries, which we believe will ultimately endure as consistent and successful investing.

HARTFORD MIDCAP STOCK HLS FUND inception 5/1/1998

PERFORMANCE OVERVIEW 5/1/98 - 6/30/03

Growth of a $10,000 investment


              MidCap Stock IA      S&P MidCap 400
5/1/1998          10,000               10,000
6/30/1998          9,490                9,611
9/30/1998          7,916                8,220
12/31/1998         9,711               10,537
3/31/1999          9,091                9,866
6/30/1999         10,111               11,261
9/30/1999          9,390               10,316
12/31/1999        10,776               12,089
3/31/2000         11,915               13,623
6/30/2000         11,542               13,174
9/30/2000         12,375               14,776
12/31/2000        11,715               14,207
3/31/2001         10,303               12,677
6/30/2001         11,473               14,345
9/30/2001          9,621               11,969
12/31/2001        11,227               14,121
3/31/2002         11,966               15,068
6/30/2002         11,097               13,672
9/30/2002          9,380               11,408
12/31/2002         9,761               12,074
3/31/2003          9,432               11,539
6/30/2003         10,861               13,573

MIDCAP STOCK IA                       S&P MIDCAP 400 Index
$10,000 starting value                $10,000 starting value
$10,861 ending value                  $13,573 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/03)

                           1 YEAR   5 YEAR    SINCE INCEPTION
-------------------------------------------------------------
MidCap Stock IA             -2.13%     2.73%             1.61%
-------------------------------------------------------------
S&P MidCap 400               0.72%     7.15%             6.09%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

JOHN R. O'TOOLE, CFA
Vice President
The Dreyfus Corporation

HOW DID THE FUND PERFORM?

Hartford MidCap Stock HLS Fund, Class IA returned 11.27% for the six months ended June 30, 2003. The Fund underperformed both the Lipper Mid Cap Core VA-UF Average, which returned 13.23%, and the S&P 400 MidCap Index, which returned 12.42% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

For the first six months of 2003,the Fund provided meaningfully positive absolute returns, though on a relative basis the Fund underperformed the S&P MidCap 400 Index, and thus below our expectations. Equity markets in general have provided positive returns in the first half of 2003, a welcome change from the past few years.

Relative performance was most negatively impacted by our exposure to stocks exhibiting positive price momentum. The problem was especially acute during the second quarter. During this time period investors appeared to focus on 'value' type issues rewarding companies that had previously exhibited little earnings growth and little if any upward price movement. During the second quarter especially, low priced and low profit margin stocks appeared to be most favored by investors. One could say that investors were bargain hunting. Our blended investment process includes a number of quality and earnings growth inputs, and our tilt towards those types of issues was not rewarded. Thus, the market was greatly influenced by low priced and low profitability type issues, not exactly the type of companies that tend to make good long term investments. Nonetheless, we remain confident in our valuation system, and continue to focus on those holdings that offer both good quality and attractive earnings prospects.

Our stock selection among technology-based and interest sensitive issues was a positive influence upon performance. Among our technology holdings, SanDisk Corp. (computers & office equipment) and Electronic Arts, Inc. (software & services) were strong performers. SanDisk is a semiconductor company that manufactures flash memory products. These types of products are used in a number of consumer electronic applications from digital cameras to cellphones. Consumer demand for these types of products remains surprisingly robust. Electronic Arts produces entertainment and video game software, and has benefited from a creative and ever-expanding product offering. Among our financial services investments, the Fund has benefited from our focus on midcap banks. Holdings such as Doral Financial Corp. (banks) and First Tennessee National Corp. (banks) moved upward in price based upon their focus on traditional retail banking services and an avoidance of a large exposure to the more competitive corporate banking market. Historically low interest rates have led to a boom in consumer and mortgage refinancings, which has had a positive impact on the more consumer oriented financial institutions. Our stock selection among consumer cyclical issues, especially among clothing and retailing stocks, was disappointing. Holdings such as Ross Stores, Inc. (retail) and Penney (J.C.) Co., Inc. (retail) had a negative impact upon the Fund, as investors appeared to focus on specialty retailers and paid less attention to the more broadline firms.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

As we begin the third quarter, the Fund remains capitalization and economic sector neutral relative to the S&P MidCap 400 Index. We have also worked to move the beta (a measure of volatility) of the portfolio upward from being modestly below to now inline with the benchmark. We remain confident in our outlook for the equity market and believe that higher quality and more stable growth companies will lead the market forward. Our equity investment process is designed to recognize current market leadership, and then build portfolios that have exposures to those types of characteristics. We also remain optimistic about the outlook for midcap stocks, which we feel continue to offer investors a number of dynamic investment opportunities.

HARTFORD MULTISECTOR BOND HLS FUND inception 1/3/1995

PERFORMANCE OVERVIEW 1/3/95 - 6/30/03

Growth of a $10,000 investment

            Multisector Bond IA     Lehman U.S. Agg Bond
1/3/1995          10,000                10,000
6/30/1995         11,541                11,160
6/28/1996         11,588                11,719
6/30/1997         12,083                12,674
6/30/1998         12,715                14,011
6/30/1999         12,774                14,449
6/30/2000         12,874                15,109
6/30/2001         13,849                16,805
6/30/2002         14,248                18,254
6/30/2003         15,898                20,154

MULTISECTOR BOND IA                   LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
$10,000 starting value                $10,000 starting value
$15,898 ending value                  $20,154 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/03)

                           1 YEAR   5 YEAR    SINCE INCEPTION
-------------------------------------------------------------
Multisector Bond IA         11.58%     4.57%             5.61%
-------------------------------------------------------------
Lehman U.S. Agg Bond        10.41%     7.54%             8.60%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGERS

ROBERT G. ALLEY, CFA
Senior Portfolio Manager
AIM

JAN H. FRIEDLI
Senior Portfolio Manager
AIM

CAROLYN L. GIBBS, CFA
Senior Portfolio Manager
AIM

SCOT W. JOHNSON, CFA
Portfolio Manager
AIM

HOW DID THE FUND PERFORM?

Hartford Multisector Bond HLS Fund, Class IA returned 7.40% for the six months ended June 30, 2003. The Fund outperformed both the Lipper Corporate Debt BBB Rated VA-UF Average, which returned 6.43% and the Lehman Brothers U.S. Aggregate Bond Index, which returned 3.93% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's out performance was largely due to a large overweight position in corporate bonds relative to the Lehman Brothers U.S. Aggregate Bond Index, as this sector performed very well during the period. Specifically, corporate bond holdings within the financials, consumer discretionary and utilities sectors contributed positively to the Fund's overall return. Within the consumer discretionary sector, bond holdings in media related companies performed particularly well. Exposure to the high yield sector also helped the Fund's relative performance as this market experienced significant gains during the first half of the year. The Lehman Brothers High Yield Corporate Index led the fixed-income market for the period, posting a return of 18.48%. As of June 30, 2003, managers continued to hold overweight positions in corporate bonds and high yield securities, while holding underweight positions in U.S. government and mortgage-backed bonds relative to the Lehman Brothers U.S. Aggregate Bond Index. Managers continue to emphasize thorough credit research and stress risk management through diversification across credit quality, industry, and companies, as well as by adjusting portfolio duration. The Fund maintains a slightly lower duration than its benchmark index as a defensive posture against a potential rise in interest rates. Fund managers will also maintain a small exposure in the high yield sector going forward. The high yield bonds within the Fund carry an average credit rating of BB, which is a more conservative credit slice of the high yield market, and may help to dampen price volatility in the future.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Although economic growth has slowed recently, the economy is expected to strengthen considerably during the second half of 2003. In June, the Federal Reserve cut the federal funds target rate by 25 basis points to a 45-year low of 1.0%, and indicated a desire to see a lengthy economic rebound before changing the direction of their interest rate policy. This record level of monetary stimulus combined with President Bush's significant tax cut package, the recent strength in financial markets and improvements in corporate earnings expectations should provide a healthy environment for economic growth in the next six months.

Hartford Smallcap Growth HLS Fund  inception 5/2/1994

PERFORMANCE OVERVIEW 5/2/94 - 6/30/03

Growth of a $10,000 investment(1)


                                     Russell
            SmallCap Growth IA     2000 Growth
5/2/1994          10,000             10,000
6/30/1994          9,133              9,356
6/30/1995         11,352             11,776
6/28/1996         14,722             14,896
6/30/1997         12,960             15,582
6/30/1998         15,815             17,637
6/30/1999         20,197             19,101
6/30/2000         39,523             24,523
6/30/2001         25,555             18,800
6/30/2002         19,507             14,099
6/30/2003         19,962             14,194

SMALLCAP GROWTH IA                    RUSSELL 2000 GROWTH INDEX
$10,000 starting value                $10,000 starting value
$19,962 ending value                  $14,194 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/03)

                           1 YEAR   5 YEARS   SINCE INCEPTION
-------------------------------------------------------------
SmallCap Growth IA           2.34%     4.77%             7.83%
-------------------------------------------------------------
SmallCap Growth IB(3)        2.11%     4.51%             7.57%
-------------------------------------------------------------
Russell 2000 Growth          0.67%    -4.25%             3.89%
-------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGERS

DAVID J. ELLIOTT, CFA
Vice President
Wellington Management Company, LLP

JAMES A. RULLO, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford SmallCap Growth HLS Fund, Class IA returned 17.30% for the six months ended June 30, 2003. The Fund outperformed the Lipper Small Cap Core VA-UF Average, which returned 14.34% over the same period. The Fund underperformed the Russell 2000 Growth Index, which returned 19.32% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The underperformance of the Fund relative to the benchmark is attributable largely to poor performance among financials sector holdings, however, the Fund benefited from strong selection in health care. The three greatest contributors to the Fund's performance were international communications provider UnitedGlobalCom, Inc., Class A (business services), biological systems developer Ciphergen Biosystems, Inc. (research & testing facilities) and Coventry Health Care, Inc. (health services), a provider of managed health care products and services. The Fund's three greatest detractors were insurance broker Clark, Inc. (insurance), trading technology services provider Investment Technology Group, Inc. (financial services) and quick-service restaurant operator AFC Enterprises (retail).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

The early months of 2003 saw a slowing of economic expansion within the U.S., modestly declining employment and weaker consumer confidence. However the successful military campaign in Iraq has reduced geopolitical uncertainties and lowered investors' risk aversion. Furthermore, the current environment of low interest rates, relatively weak U.S. dollar and easy fiscal policy could be hardly more supportive of growth. Equities rallied strongly in the second quarter in anticipation of the economic improvement that would be expected to follow. The smaller growth companies in which the Fund invests delivered particularly strong performance. Looking forward, these conditions are likely to translate into a moderately strong economic recovery during the second half of 2003 and continued strong market performance.

Hartford SmallCap Value HLS Fund  inception 5/1/1998

PERFORMANCE OVERVIEW 5/1/98 - 6/30/03
Growth of a $10,000 investment

(LINE GRAPH)


                                                SmallCap Value IA    Russell 2000 Value
5/1/1998                                             10,000               10,000
6/30/1998                                             9,640                9,591
9/30/1998                                             8,136                7,877
12/31/1998                                            9,452                8,591
3/31/1999                                             8,851                7,759
6/30/1999                                            10,993                9,043
9/30/1999                                            10,298                8,336
12/31/1999                                           10,901                8,464
3/31/2000                                            11,268                8,787
6/30/2000                                            11,271                8,959
9/30/2000                                            12,472                9,616
12/31/2000                                           13,844               10,395
3/31/2001                                            14,125               10,497
6/30/2001                                            16,109               11,718
9/30/2001                                            13,412               10,155
12/31/2001                                           16,753               11,853
3/31/2002                                            18,013               12,989
6/30/2002                                            17,032               12,713
9/30/2002                                            13,061               10,007
12/31/2002                                           14,212               10,500
3/31/2003                                            13,618                9,966
6/30/2003                                            15,979               12,231

SMALL CAP VALUE IA            RUSSELL 2000 VALUE INDEX
$10,000 starting value        $10,000 starting value
$15,979 ending value          $12,231 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/03)

                                             1 YEAR     5 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------
SmallCap Value IA                            -6.18%     10.64%        9.50%
--------------------------------------------------------------------------------
Russell 2000 Value                           -3.80%      4.98%        3.97%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGERS

BOB PERKINS                                   TOM PERKINS
President and Chief Investment Officer        Partner
Perkins,Wolf, McDonnell & Company             Perkins, Wolf, McDonnell & Company

HOW DID THE FUND PERFORM?

Hartford SmallCap Value HLS Fund, Class IA returned 12.44% for the six months ended June 30, 2003. The fund underperformed both the Lipper SmallCap Value VA-UF Average, which returned 14.62%, and the Russell 2000 Value Index, which returned 16.49% over the same period.

MARKET OVERVIEW

All three major stock market indices ended the period in positive territory, with the Dow Jones Industrial Average gaining 9.02%, the broad-based Standard & Poor's 500 Index adding 11.76%, and the growth-oriented NASDAQ Composite Index climbing 21.51% for the six months. In the value arena, the S&P 500/Barra Value Index returned 12.29%, while the MSCI World Value Index offered a 12.02% return. Although the indices performed solidly, most stocks struggled at the start of the year amid a slowing economic recovery and a looming war with Iraq. Hostilities began in mid-March and the market bounced back, followed by a rebound in consumer confidence, which had plunged to nine-year lows. Activity in the manufacturing and services sectors continued to produce mixed results, providing little in the way of clarity about the future direction of the economy as a whole. Meanwhile, the housing market remained robust, but unemployment inched higher as job growth remained elusive. Against this backdrop, the Federal Reserve cut short-term interest rates by 0.25%, stating the economy had grown at a "sub par" pace following the end to the war in Iraq.

MANAGER'S OVERVIEW

Q.  WHICH HOLDINGS HAD THE GREATEST POSITIVE IMPACT ON PERFORMANCE?

Diverse healthcare services provider Manor Care, Inc. (health services) was our top performer. Oil mining company Key Energy Services, Inc. (energy & services) also advanced. Other strong holdings were house builder Standard-Pacific Corp. (construction), mining equipment and machinery manufacturer Joy Global, Inc. (machinery) and custom truck and trailer maker Wabash National Corp. (transportation).

Q.  WHICH INDIVIDUAL HOLDINGS HAD THE GREATEST NEGATIVE IMPACT ON PERFORMANCE?

Among our biggest disappointments were industrial crane company Manitowoc Co. (machinery) and digital projection technology producer InFocus Corp. (computers & office equipment). Other large detractors were railcar manufacturer Trinity Industries, Inc. (transportation), business solutions provider GATX Corp. (transportation) and supply chain services firm CNF Transportation, Inc. (transportation).

Q.  WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S ABSOLUTE PERFORMANCE?

Our exposure to the information technology sector was the Fund's strongest contributor on an absolute basis. Similarly, our holdings in the financials sector also contributed substantially to the Fund's absolute returns. While no sectors detracted from our absolute results, the weakest-performing groups included materials and consumer staples, two areas in which we had minimal exposure.

Q. WHICH SECTORS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE RELATIVE TO ITS BENCHMARK?

Strong stock selection with the information technology sector, in which we were slightly overweight compared to the benchmark, made the largest group contribution on a relative basis. Similarly, our select stocks in consumer staples, in which the Fund is considerably underweight relative to the index, worked well for us. Although our healthcare holdings gained ground as a sector, our stock selection in this group hurt our relative results. Likewise, our overweight position in industrials versus the benchmark hindered our relative performance for the period.

Q.  HOW WILL YOU MANAGE THE FUND IN THE MONTHS AHEAD?

In this environment, we will continue to look for companies that are generating relatively large amounts of excess cash, paying healthy dividends and maintaining strong balance sheets. Our goal is to offer shareholders the opportunity for realistic rewards while mitigating some market risk.

Hartford Stock HLS Fund inception 8/31/1977

PERFORMANCE OVERVIEW 6/30/93 - 6/30/03
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                      Stock IA            S&P500
6/30/1993                                             10,000              10,000
6/30/1994                                             10,452              10,140
6/30/1995                                             12,700              12,780
6/28/1996                                             16,101              16,097
6/30/1997                                             21,856              21,677
6/30/1998                                             28,550              28,211
6/30/1999                                             35,500              34,631
6/30/2000                                             37,248              37,138
6/30/2001                                             32,220              31,632
6/30/2002                                             25,605              25,949
6/30/2003                                             25,545              26,013

Stock IA                      S&P 500 Index
$10,000 starting value        $10,000 starting value
$25,545 ending value          $26,013 ending value

AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                                                 1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Stock IA                                         -0.23%      -2.20%       9.83%
--------------------------------------------------------------------------------
Stock IB(4)                                      -0.48%      -2.39%       9.59%
--------------------------------------------------------------------------------
S&P 500                                           0.25%      -1.61%      10.03%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER                             ASSOCIATE PORTFOLIO MANAGER

RAND L. ALEXANDER, CFA                        MAYA K. BITTAR, CFA
Senior Vice President, Partner                Vice President
Wellington Management Company, LLP            Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Stock HLS Fund, Class IA returned 9.89% for the six months ended June 30, 2003. The Fund underperformed both the Lipper Large Cap Core VA-UF Average, which returned 10.79%, and the S&P 500 Index, which returned 11.76% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

During the six months ending June 30, 2003, the U.S. equity markets rallied sharply. On a relative basis, small and mid caps continued to outperform large caps and growth outperformed value. All of the ten sectors within the S&P 500 posted positive double-digit gains with utilities, consumer discretionary and technology leading the way. The Fund moderately under-performed the benchmark during the quarter due to individual stock selection within technology and industrials and the under-performance of large caps relative to small and mid cap stocks. On a positive note, stock selection was particularly strong in consumer discretionary, health care and materials. The top three contributors to performance were Citigroup Inc. (banks), General Electric Co. (electronics) and Intel Corp. (electronics).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Although the end of the Iraq War, improving consumer confidence, better corporate earnings, and a $350 billion stimulus package are all cause for optimism, the U.S. economy has yet to show convincing signs of a significant recovery. The commercial side of the economy continues to show mixed results but will hopefully get a boost from elevated consumer spending. U.S. consumers will start to receive benefits from the stimulus package in July with reductions in withholding taxes and refund checks. In addition to the stimulus package, many consumers will benefit from another round of mortgage refinancing as mortgage rates have hit new lows. Although we expect this stimulus and increased liquidity to fuel an economic recovery and have shifted the Fund to be more cyclical, our largest overweight remains in health care based on valuation and long-term outlook. We continue to expect more robust consumer and corporate spending over the next few months which, coupled with low interest rates and tremendous liquidity in the system, should lead to a broad economic rebound and additional gains in the equity markets.

Hartford U.S. Government Securities HLS Fund inception 3/24/1987

PERFORMANCE OVERVIEW 6/30/93 - 6/30/03
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                     U.S. Gov't       Lehman Int
                                                   Securities IA      Gov't Bond
6/30/1993                                             10,000              10,000
6/30/1994                                              9,489               9,982
6/30/1995                                             10,622              10,956
6/28/1996                                             11,085              11,496
6/30/1997                                             11,928              12,295
6/30/1998                                             13,152              13,324
6/30/1999                                             13,469              13,915
6/30/2000                                             13,983              14,540
6/30/2001                                             15,495              16,052
6/30/2002                                             16,906              17,432
6/30/2003                                             18,514              18,935

U.S. Government Securities IA     Lehman Brothers Intermediate Gov't Bond Index
$10,000 starting value            $10,000 starting value
$18,514 ending value              $18,935 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/03)

                                                 1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
U.S. Gov't Securities IA                          9.51%      7.08%        6.35%
--------------------------------------------------------------------------------
U.S. Gov't Securities IB(3)                       9.24%      6.81%        6.09%
--------------------------------------------------------------------------------
Lehman Int Gov't Bond                             8.62%      7.28%        6.59%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER

PETER PERROTTI
Senior Vice President
Hartford Investment Management Company

HOW DID THE FUND PERFORM?

Hartford U.S Government Securities HLS Fund, Class IA returned 3.05% for the six months ended June 30, 2003. The Fund outperformed the Lehman Brothers Intermediate Government Bond Index, which returned 2.63%, over the same period. The Fund underperformed the Lipper General U.S. Government VA-UF Average, which returned 3.19% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

While the lack of a significant change in the level of interest rates early in the year helped mortgages to outperform Treasuries, the primary driver for return for the second quarter was caused by the significant rally in Treasury rates. With the strong Treasury market rally, mortgages underperformed during the second quarter, with some higher coupon mortgages posting negative returns. However, lower coupon mortgages rallied and were among the top contributors to the Fund in the recent months. Also performing well in the recent few months were Treasuries and agency securities with longer duration.

With a large portion of the Treasury securities within the Fund having longer duration and therefore greater relative price sensitivity, the sector contributed significantly to the Fund's performance. Over the last six months, the Fund's concentration of the mortgage exposure in lower coupons also boosted the sector's performance within the Fund. The agency exposure of the Fund was shorter duration, and therefore contributed a smaller portion to the overall performance.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Demand for fixed income securities has remained strong. As uncertainty of the strength and sustainability of the economic recovery continues, the demand is likely to remain. The Federal Reserve has continued to express concern about deflation and is likely to keep short rates low for an extended amount of time.

The Fund remains overweight lower coupon mortgages versus agencies and Treasuries. While mortgages are fully valued, the lower coupons will perform well if rates stay within a 3.5% - 4% range. Although we expect that the Fund will continue to hold a large amount of mortgage-backed securities, on the margin we expect that the Fund will likely decrease the holdings in this sector. Current valuations in the market have made the sector less attractive. The Fund will remain positioned to benefit if the yield curve flattens, particularly if the difference in yields between the 2-year and 10-year Treasury curve narrows.

With the steep yield curve, there are many opportunities to increase total return potential. The Treasury and agency sectors offer excellent opportunities to benefit in this curve environment. The Fund will continue to position for a reshaping of the yield curve, without expressing an absolute directional bias.

Hartford Value Opportunities HLS Fund inception 5/1/1996

PERFORMANCE OVERVIEW 5/1/96 - 6/30/03
Growth of a $10,000 investment(1)

(LINE GRAPH)

                                                    Value           Russell 3000
                                               Opportunities IA     Value Index
5/1/1996                                             10,000             10,000
6/28/1996                                            10,153             10,133
6/30/1997                                            12,654             13,443
6/30/1998                                            15,407             17,201
6/30/1999                                            16,918             19,676
6/30/2000                                            16,677             18,026
6/30/2001                                            20,432             20,125
6/30/2002                                            15,963             18,566
6/30/2003                                            16,717             18,337

Value Opportunities IA            Russell 3000 Value Index
$10,000 starting value            $10,000 starting value
$16,717 ending value              $18,337 ending value

AVERAGE ANNUAL RETURNS (as of 6/30/03)

                                           1 YEAR     5 YEARS    SINCE INCEPTION
--------------------------------------------------------------------------------
Value Opportunities IA                      4.72%      1.65%          7.43%
--------------------------------------------------------------------------------
Value Opportunities IB(3)                   4.47%      1.39%          7.17%
--------------------------------------------------------------------------------
Russell 3000 Value                         -1.23%      1.29%          8.83%
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGERS
JAMES H. AVERILL                        JAMES N. MORDY                          DAVID R. FASSNACHT, CFA
Senior Vice President, Partner          Senior Vice President, Partner          Senior Vice President, Partner
Wellington Management Company, LLP      Wellington Management Company, LLP      Wellington Management Company, LLP

HOW DID THE FUND PERFORM?

Hartford Value Opportunities HLS Fund, Class IA returned 15.65% for the six months ended June 30, 2003. The Fund outperformed both the Lipper Multi Cap Value VA-UF Average, which returned 12.65%, and the Russell 3000 Value Index, which returned 11.91% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Growth stocks generally outperformed value, as the Russell 3000 Growth Index returned 13.49% and the Russell 3000 Value returned 11.91% during the period. The Hartford Value Opportunities HLS Fund outperformed its market benchmark during the period as a result of overall strong stock selection and sector allocation, most notably in consumer discretionary where we were overweight this strong sector. The Fund also benefited from strong selection in industrials, and an underweight allocation to telecommunications stocks, which lagged on a relative basis. Our overweight position and weakness in materials, as well as poor performance among our Financials holdings detracted from relative results during the period. The Fund's top contributors to performance were Comcast Corp. (media & entertainment), Citigroup, Inc. (banks) and UnitedGlobalCom, Inc., Class A (business services), and the three greatest detractors were IMC Global, Inc. (chemicals), Abitibi-Consolidated, Inc. (forest & paper products) and BJ's Wholesale (retail).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

Low interest rates, a weaker U.S. dollar, and easy fiscal policy are providing stimulus that is without precedent in the last thirty years. Consumers are the main beneficiaries. Tax cuts and low interest rates provide a temporary boost to consumption, but ultimately jobs need to underpin the recovery. We expect to see some modest employment creation by the fourth quarter, followed by a self-sustaining upturn in jobs and consumption next year. Relative to our market benchmark, the Fund is currently overweight consumer discretionary and health care and we are underweight financials, telecommunications, and utilities.

                              (BACK COVER GRAPHIC)


SEMI-ANNUAL REPORT
JUNE 30, 2003


                                                          - Financials


                                                                 (HARTFORD LOGO)

                                                       HARTFORD HLS MUTUAL FUNDS

TABLE OF CONTENTS

       Hartford HLS Mutual Funds Financial Statements:

         Statement of Net Assets as of June 30, 2003:
            Hartford Advisers HLS Fund                                         1
            Hartford Blue Chip Stock HLS Fund                                  7
            Hartford Bond HLS Fund                                             9
            Hartford Capital Appreciation HLS Fund                            17
            Hartford Capital Opportunities HLS Fund                           20
            Hartford Global Leaders HLS Fund                                  23
            Hartford Growth and Income HLS Fund                               25
            Hartford Growth Opportunities HLS Fund                            27
            Hartford High Yield HLS Fund                                      29
            Hartford Index HLS Fund                                           38
            Hartford International Opportunities HLS Fund                     44
            Hartford International Stock HLS Fund                             47
            Hartford LargeCap Growth HLS Fund                                 49
            Hartford MidCap Stock HLS Fund                                    51
            Hartford Money Market HLS Fund                                    54
            Hartford Multisector Bond HLS Fund                                56
            Hartford SmallCap Growth HLS Fund                                 62
            Hartford SmallCap Value HLS Fund                                  65
            Hartford Stock HLS Fund                                           67
            Hartford U.S. Government Securities HLS Fund                      69
            Hartford Value Opportunities HLS Fund                             71

         Statement of Operations for the Period Ended June 30, 2003           74

         Statement of Changes in Net Assets for the Period Ended
           June 30, 2003                                                      78

         Statement of Changes in Net Assets for the Year Ended
           December 31, 2002                                                  82

         Notes to Financial Statements                                        86

         Financial Highlights                                                110

         Boards of Directors and Officer Information                         121

         Privacy Policy                                                      125

       Contract owners should refer to the prospectus provided to them at the time of purchase of their contract for a description of investment alternatives available in the Separate Accounts. This prospectus, along with the financial information contained in this report, provides them with complete and up-to-date financial information regarding the Separate Account.

       This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

 HARTFORD ADVISERS HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.4%
$ @43,000   AESOP Funding II LLC, Series 1998-1, Class A (Aaa
              Moodys) 6.14% due 05/20/06......................  $   46,047
   18,000   Asset Securitization Corp., Series 1997-D4, Class
              A1D (Aaa Moodys) 7.49% due 04/14/29.............      20,951
   17,200   Asset Securitization Corp., Series 1997-D5, Class
              A1E (AAA Fitch) 6.93% due 02/14/41..............      19,378
   22,503   Chase Commercial Mortgage Securities Corp., Series
              1997-1, Class A2 (Aaa Moodys) 7.37% due 02/19/07      25,179
    3,400   Citibank Credit Card Issuance Trust, Series
              2000-B1, Class B1 (A2 Moodys) 7.05% due
              09/17/07........................................       3,772
    4,000   Citibank Credit Card Master Trust l, Series
              1999-7, Class B (A2 Moodys) 6.90% due
              11/15/06........................................       4,289
   17,225   First Union -- Lehman Brothers Commercial Mortgage
              Trust, Series 1997-C1, Class A3(Aaa Moodys)
              7.38% due 04/18/07..............................      19,790
    3,000   Standard Credit Card Master Trust, Series 1995-1,
              Class B (A1 Moodys) 8.45% due 01/07/07..........       3,308
       25   The Money Store Home Improvement Trust, Series
              1997-1, Class M1 (AAA Fitch) 7.41% due
              05/15/17........................................          25
                                                                ----------
            Total collateralized mortgage obligations.........  $  142,739
                                                                ==========
 SHARES
---------
COMMON STOCKS -- 66.6%
            BANKS -- 7.6%
    1,838   American Express Co. .............................  $   76,851
    2,634   Bank One Corp. ...................................      97,940
    1,650   Bank of America Corp. ............................     130,384
    5,687   Citigroup, Inc. ..................................     243,423
      723   Federal National Mortgage Association.............      48,773
    1,259   KeyCorp. .........................................      31,805
    2,108   State Street Corp. ...............................      83,063
    1,687   U.S. Bancorp......................................      41,324
    1,048   Wachovia Corp. ...................................      41,862
                                                                ----------
                                                                   795,425
                                                                ----------
            BUSINESS SERVICES -- 0.8%
  *+4,374   Accenture Ltd. ...................................      79,126
                                                                ----------
            CHEMICALS -- 1.2%
    2,161   Dow Chemical Co. (The)............................      66,905
    1,348   du Pont (E.I.) de Nemours & Co. ..................      56,147
                                                                ----------
                                                                   123,052
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            COMMUNICATIONS -- 0.8%
 *##@@ --   Minorplanet Systems USA, Inc. ....................  $       --
    1,310   SBC Communications, Inc. .........................      33,478
    1,391   Verizon Communications, Inc. .....................      54,863
                                                                ----------
                                                                    88,341
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.1%
   *6,828   Cisco Systems, Inc. ..............................     113,954
    6,232   Hewlett-Packard Co. ..............................     132,737
    2,162   International Business Machines Corp. ............     178,365
                                                                ----------
                                                                   425,056
                                                                ----------
            CONSTRUCTION -- 0.2%
      957   Halliburton Co. ..................................      22,020
                                                                ----------
            CONSUMER NON-DURABLES -- 2.4%
      538   Cardinal Health, Inc. ............................      34,606
    3,073   Gillette Co. (The)................................      97,919
      790   Procter & Gamble Co. (The)........................      70,461
   *2,346   Safeway, Inc. ....................................      47,999
                                                                ----------
                                                                   250,985
                                                                ----------
            DRUGS -- 9.0%
    2,529   Abbott Laboratories...............................     110,665
   *1,143   Amgen, Inc. ......................................      75,914
    2,279   Eli Lilly & Co. ..................................     157,183
   *1,113   Genzyme Corp. ....................................      46,503
    *+595   IDEC Pharmaceuticals Corp. .......................      20,237
    1,188   Merck & Co., Inc. ................................      71,915
    8,666   Pfizer, Inc. .....................................     295,952
    3,526   Schering-Plough Corp. ............................      65,585
    2,201   Wyeth.............................................     100,251
                                                                ----------
                                                                   944,205
                                                                ----------
            ELECTRONICS -- 4.5%
    9,948   General Electric Co. .............................     285,317
    8,869   Intel Corp. ......................................     184,323
                                                                ----------
                                                                   469,640
                                                                ----------
            ENERGY & SERVICES -- 3.7%
    1,119   ChevronTexaco Corp. ..............................      80,763
    6,482   Exxon Mobil Corp. ................................     232,783
    1,533   Schlumberger Ltd. ................................      72,915
                                                                ----------
                                                                   386,461
                                                                ----------
            FINANCIAL SERVICES -- 1.8%
    1,119   Franklin Resources, Inc. .........................      43,708
    1,919   Merrill Lynch & Co., Inc. ........................      89,593
    1,388   Morgan Stanley Dean Witter & Co. .................      59,328
                                                                ----------
                                                                   192,629
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 3.7%
    3,410   Coca-Cola Co. (The)...............................     158,263
   +1,632   General Mills, Inc. ..............................      77,349
      761   Pepsi Bottling Group, Inc. (The)..................      15,231
    2,993   PepsiCo., Inc. ...................................     133,197
                                                                ----------
                                                                   384,040
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            FOREST & PAPER PRODUCTS -- 1.5%
    1,830   International Paper Co. ..........................  $   65,375
    1,010   Kimberly-Clark Corp. .............................      52,656
     +682   Weyerhaeuser Co. .................................      36,817
                                                                ----------
                                                                   154,848
                                                                ----------
            HEALTH SERVICES -- 0.7%
   +2,299   HCA, Inc. ........................................      73,657
                                                                ----------
            HOTELS & GAMING -- 0.2%
      561   Marriott International, Inc., Class A.............      21,546
                                                                ----------
            INSURANCE -- 2.8%
    3,184   American International Group, Inc. ...............     175,710
    1,726   Marsh & McLennan Cos., Inc. ......................      88,131
    2,172   Travelers Property Casualty Corp., Class B........      34,246
                                                                ----------
                                                                   298,087
                                                                ----------
            MACHINERY -- 1.4%
    1,398   Caterpillar, Inc. ................................      77,802
      968   United Technologies Corp. ........................      68,556
                                                                ----------
                                                                   146,358
                                                                ----------
            MEDIA & ENTERTAINMENT -- 2.0%
   *2,594   Comcast Corp., Class A............................      78,282
      427   Gannett Co., Inc. ................................      32,767
   *6,604   Liberty Media Corp., Class A......................      76,343
     *303   Viacom, Inc., Class B.............................      13,216
     *340   Walt Disney Co. (The).............................       6,719
                                                                ----------
                                                                   207,327
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.8%
     +312   Aventis S.A., ADR.................................      17,072
   *1,878   Baxter International, Inc. .......................      48,828
      444   Johnson & Johnson.................................      22,965
                                                                ----------
                                                                    88,865
                                                                ----------
            METALS, MINERALS & MINING -- 2.4%
    3,449   Alcoa, Inc. ......................................      87,950
    1,159   Illinois Tool Works, Inc. ........................      76,294
      829   Lockheed Martin Corp. ............................      39,412
    1,797   Masco Corp. ......................................      42,856
                                                                ----------
                                                                   246,512
                                                                ----------
            RETAIL -- 4.1%
    1,505   CVS Corp. ........................................      42,180
   *2,825   Costco Wholesale Corp. ...........................     103,384
   +3,498   Gap, Inc. (The)...................................      65,630
    4,093   Home Depot, Inc. (The)............................     135,573
     *554   Kohl's Corp. .....................................      28,439
    1,534   Target Corp. .....................................      58,028
                                                                ----------
                                                                   433,234
                                                                ----------
            RUBBER & PLASTICS PRODUCTS -- 0.6%
    1,258   NIKE, Inc., Class B...............................      67,264
                                                                ----------
            SOFTWARE & SERVICES -- 7.0%
  *12,052   AOL Time Warner, Inc. ............................     193,922
    2,112   Automatic Data Processing, Inc. ..................      71,509

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            SOFTWARE & SERVICES -- (CONTINUED)
  *+1,994   Computer Sciences Corp. ..........................  $   76,004
      796   First Data Corp. .................................      32,999
   11,456   Microsoft Corp. ..................................     293,388
   *2,632   Oracle Corp. .....................................      31,641
   +1,278   SAP AG, ADR.......................................      37,343
                                                                ----------
                                                                   736,806
                                                                ----------
            TRANSPORTATION -- 2.7%
    1,178   CSX Corp. ........................................      35,437
    1,107   FedEx Corp. ......................................      68,661
  *+1,821   HSBC Holdings PLC, ADR............................     107,657
     +809   Northrop Grumman Corp. ...........................      69,774
                                                                ----------
                                                                   281,529
                                                                ----------
            UTILITIES -- 0.6%
   *2,250   Waste Management, Inc. ...........................      54,190
                                                                ----------
            Total common stocks...............................  $6,971,203
                                                                ==========
PRINCIPAL
 AMOUNT
---------
CORPORATE NOTES -- 15.9%
            BANKS -- 1.6%
$  20,000   Bank One Corp. (Aa3 Moodys) 6.88% due 08/01/06....  $   22,782
   20,000   Bank of America Corp. (Aa2 Moodys) 5.88% due
              02/15/09........................................      22,748
    1,000   Bank of America Corp. (Aa3 Moodys) 6.20% due
              02/15/06........................................       1,106
   10,000   Bank of Boston Corp. (A2 Moodys) 6.63% due
              02/01/04........................................      10,309
   14,825   Banponce Corp. (A- Fitch) 6.75% due 12/15/05......      16,451
   25,000   Bayerische Landesbank Girozentrale (NY) (Aaa
              Moodys) 5.65% due 02/01/09......................      28,047
    1,000   Citigroup, Inc. (Aa1 Moodys) 6.50% due 01/18/11...       1,170
    1,500   First Chicago NBD Corp. (A1 Moodys) 7.13% due
              05/15/07........................................       1,730
   13,685   First Union National Bank (A1 Moodys) 5.80% due
              12/01/08........................................      15,381
    1,000   Household Finance Corp. (A2 Moodys) 6.00% due
              05/01/04........................................       1,039
    1,500   International Bank for Reconstruction &
              Development (Govt Moodys) 7.00% due 01/27/05....       1,632
   36,745   Key Bank N.A. (A1 Moodys) 5.80% due 04/01/04......      37,953
      750   KeyCorp. Capital II (A3 Moodys) 6.88% due
              03/17/29........................................         834
    1,500   Mellon Funding Corp. (A+ Fitch) 6.38% due
              02/15/10........................................       1,754
    1,000   Morgan (J.P.) Chase & Co. (A1 Moodys) 6.75% due
              02/01/11........................................       1,174
      750   National City Corp. (A+ Fitch) 6.88% due
              05/15/19........................................         885

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
            BANKS -- (CONTINUED)
$     500   Republic New York Capital 1 (A+ Fitch) 7.75% due
              11/15/26........................................  $      571
    1,500   Salomon Smith Barney Holdings, Inc. (Aa1 Moodys)
              5.88% due 03/15/06..............................       1,647
    1,500   St. Paul Bancorp., Inc. (A3 Moodys) 7.13% due
              02/15/04........................................       1,550
      500   State Street Corp. (A1 Moodys) 7.65% due
              06/15/10........................................         621
    1,000   Washington Mutual Financial Corp. (A Fitch) 7.25%
              due 06/15/06....................................       1,142
    1,000   Wells Fargo Bank NA (Aa2 Moodys) 6.45% due
              02/01/11........................................       1,179
                                                                ----------
                                                                   171,705
                                                                ----------
            CHEMICALS -- 0.4%
   20,000   ICI Wilmington, Inc. (Baa2 Moodys) 6.95% due
              09/15/04........................................      21,052
   20,000   Rohm & Haas Co. (A3 Moodys) 7.40% due 07/15/09....      24,464
                                                                ----------
                                                                    45,516
                                                                ----------
            COMMUNICATIONS -- 0.2%
    1,500   ALLTEL Corp. (A2 Moodys) 6.80% due 05/01/29.......       1,751
   10,000   Bellsouth Telecommunications, Inc. (Aa2 Moodys)
              6.38% due 06/01/28..............................      11,154
      500   GTE Corp. (A+ S&P) 7.51% due 04/01/09.............         600
      500   Sprint Capital Corp. (BBB Fitch) 6.88% due
              11/15/28........................................         502
      500   Sprint Capital Corp. (BBB+ Fitch) 7.63% due
              01/30/11........................................         571
      750   Telecommunications de Puerto Rico (Baa1 Moodys)
              6.65% due 05/15/06..............................         830
      500   Verizon Global Funding Corp. (A1 Moodys) 7.25% due
              12/01/10........................................         600
      500   Verizon Global Funding Corp. (A1 Moodys) 7.75% due
              12/01/30........................................         633
                                                                ----------
                                                                    16,641
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 0.8%
   30,000   Hewlett-Packard Co. (A3 Moodys) 7.15% due
              06/15/05........................................      33,174
   30,000   International Business Machines Corp. (AA- Fitch)
              6.50% due 01/15/28..............................      34,592
   18,000   Pitney Bowes, Inc. (AA S&P) 5.50% due 04/15/04....      18,592
                                                                ----------
                                                                    86,358
                                                                ----------
            CONSUMER NON-DURABLES -- 0.5%
      350   Cardinal Health, Inc. (A2 Moodys) 6.75% due
              02/15/11........................................         415
   18,000   Colgate-Palmolive Co. (Aa3 Moodys) 5.58% due
              11/06/08........................................      20,416
$     750   Procter & Gamble Co. (The) (Aa3 Moodys) 6.88% due
              09/15/09........................................         910
   21,100   Procter & Gamble Co. (The) (Aa3 Moodys) 9.36% due
              01/01/21........................................      29,594
      750   SYSCO Corp. (AA- S&P) 6.50% due 08/01/28..........         866
                                                                ----------
                                                                    52,201
                                                                ----------
            CONSUMER SERVICES -- 0.5%
   38,233   Postal Square LP (AAA S&P) 8.95% due 06/15/22.....      53,680
                                                                ----------
            DRUGS -- 0.6%
   26,000   American Home Products Corp. (A S&P) 7.25% due
              03/01/23........................................      31,176
      750   Bristol-Myers Squibb Co. (Aa2 Moodys) 6.80% due
              11/15/26........................................         881
   29,000   Pharmacia Corp. (AA- S&P) 6.60% due 12/01/28......      35,203
                                                                ----------
                                                                    67,260
                                                                ----------
            EDUCATION -- 0.1%
   10,900   Harvard University (AAA S&P) 8.13% due 04/15/07...      13,148
                                                                ----------
            ELECTRICAL EQUIPMENT -- 0.7%
   30,000   Danaher Corp. (A+ S&P) 6.00% due 10/15/08.........      33,971
   30,000   Rockwell International Corp. (A S&P) 6.70% due
              01/15/28........................................      34,504
                                                                ----------
                                                                    68,475
                                                                ----------
            ELECTRONICS -- 0.0%
      500   Heller Financial, Inc. (Aaa Moodys) 6.38% due
              03/15/06........................................         558
                                                                ----------
            ENERGY & SERVICES -- 0.2%
   12,250   Amoco Co. (Aa1 Moodys) 6.50% due 08/01/07.........      14,051
    1,000   Conoco, Inc. (Baa1 Moodys) 6.95% due 04/15/29.....       1,203
    1,000   Texaco Capital, Inc. (AA S&P) 8.63% due
              06/30/10........................................       1,322
                                                                ----------
                                                                    16,576
                                                                ----------
            FINANCIAL SERVICES -- 0.9%
   30,000   AXA Financial, Inc. (A+ S&P) 7.00% due 04/01/28...      34,177
  @16,355   ERAC USA Finance Co. (Baa1 Moodys) 7.35% due
              06/15/08........................................      19,140
    1,000   Goldman Sachs Group, Inc. (The) (Aa3 Moodys) 6.65%
              due 05/15/09....................................       1,175

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
            FINANCIAL SERVICES -- (CONTINUED)
$   1,500   Inter-American Development Bank (Govt Moodys)
              7.38% due 01/15/10..............................  $    1,895
      750   Morgan Stanley Dean Witter & Co. (Aa3 Moodys)
              7.75% due 06/15/05..............................         836
   @1,250   Prudential Insurance Co. of America (A+ S&P) 6.38%
              due 07/26/06....................................       1,398
   30,000   Toyota Motor Credit Corp. (AAA S&P) 5.50% due
              12/15/08........................................      33,961
                                                                ----------
                                                                    92,582
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 1.0%
      750   Anheuser Busch Cos., Inc. (A1 Moodys) 7.55% due
              10/01/30........................................         992
      750   Coca-Cola Bottling Co. Consolidated (Baa2 Moodys)
              6.38% due 05/01/09..............................         857
   30,000   Coca-Cola Enterprises, Inc. (A+ Fitch) 6.75% due
              09/15/28........................................      35,538
      500   Coca-Cola Enterprises, Inc. (A+ Fitch) 8.50% due
              02/01/22........................................         679
   19,555   ConAgra Foods, Inc. (Baa1 Moodys) 7.88% due
              09/15/10........................................      24,680
    1,500   Pepsi Bottling Group, Inc. (The) (A3 Moodys) 7.00%
              due 03/01/29....................................       1,826
   35,000   PepsiAmericas, Inc. (A- S&P) 6.38% due 05/01/09...      39,476
                                                                ----------
                                                                   104,048
                                                                ----------
            FOREST & PAPER PRODUCTS -- 0.3%
   25,000   Boise Cascade Corp. (Baa3 Moodys) 7.05% due
              05/15/05........................................      26,216
                                                                ----------
            INSURANCE -- 2.4%
   20,000   ACE INA Holdings (A2 Moodys) 8.30% due 08/15/06...      23,271
   26,485   AmerUs Group Co. (BBB+ Fitch) 6.95% due
              06/15/05........................................      27,046
      500   American General Finance Corp. (Aaa Moodys) 6.63%
              due 02/15/29....................................         580
   30,000   Cincinnati Financial Corp. (A+ S&P) 6.90% due
              05/15/28........................................      34,018
  @27,000   Jackson National Life Insurance Co. (AA S&P) 8.15%
              due 03/15/27....................................      33,036
 +@30,000   Liberty Mutual Insurance (A- S&P) 8.20% due
              05/04/07........................................      31,214
  @30,000   New England Mutual Life Insurance Co. (AA- Fitch)
              7.88% due 02/15/24..............................      36,941
   +1,000   Reliastar Financial Corp. (Aa3 Moodys) 8.00% due
              10/30/06........................................       1,162
   27,600   Torchmark Corp. (A S&P) 8.25% due 08/15/09........      33,440
   29,000   UnitedHealth Group, Inc. (A S&P) 6.60% due
              12/01/03........................................      29,613
                                                                ----------
                                                                   250,321
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
            MACHINERY -- 0.4%
$  20,000   Eaton Corp. (A2 Moodys) 6.95% due 11/15/04........  $   21,451
   25,000   Parker Hannifin Corp. (A2 Moodys) 5.65% due
              09/15/03........................................      25,207
                                                                ----------
                                                                    46,658
                                                                ----------
            MEDIA & ENTERTAINMENT -- 1.0%
    1,000   COX Communications, Inc. (BBB+ Fitch) 6.40% due
              08/01/08........................................       1,133
    1,000   Comcast Cable Communications (BBB+ Fitch) 8.50%
              due 05/01/27....................................       1,289
   30,000   Comcast Cable Communications (Baa2 Moodys) 6.88%
              due 06/15/09....................................      34,684
   10,400   Times Mirror Co. (The), Class A (A S&P) 7.50% due
              07/01/23........................................      12,109
    9,260   Viacom, Inc. (A3 Moodys) 6.40% due 01/30/06.......      10,278
    1,500   Viacom, Inc. (A3 Moodys) 7.63% due 01/15/16.......       1,920
   35,000   Walt Disney Co. (The) (A3 Moodys) 6.38% due
              03/01/12........................................      39,895
                                                                ----------
                                                                   101,308
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
   22,000   Becton, Dickinson & Co. (A+ S&P) 6.70% due
              08/01/28........................................      25,667
                                                                ----------
            METALS, MINERALS & MINING -- 0.0%
    1,500   Lockheed Martin Corp. (BBB+ Fitch) 7.65% due
              05/01/16........................................       1,909
                                                                ----------
            REAL ESTATE INVESTMENT TRUST -- 0.2%
   20,000   Liberty Property Trust (Baa2 Moodys) 7.25% due
              08/15/07........................................      22,872
                                                                ----------
            RETAIL -- 1.1%
   20,000   Albertson's, Inc. (Baa1 Moodys) 6.55% due
              08/01/04........................................      20,840
      750   Federated Department Stores, Inc. (Baa1 Moodys)
              6.30% due 04/01/09..............................         849
   30,000   Home Depot, Inc. (The) (AA S&P) 6.50% due
              09/15/04........................................      31,788
   20,200   Target Corp. (A+ S&P) 5.88% due 11/01/08..........      23,115
   30,000   Wal-Mart Stores, Inc. (Aa2 Moodys) 6.88% due
              08/10/09........................................      36,107
                                                                ----------
                                                                   112,699
                                                                ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
SOFTWARE
&
SERVICES -- 0.3%
$  25,000   Computer Associates International, Inc. (BBB+ S&P)
              6.50% due 04/15/08..............................  $   28,000
    1,000   Time Warner, Inc. (Baa1 Moodys) 6.88% due
              06/15/18........................................       1,125
                                                                ----------
                                                                    29,125
                                                                ----------
            TRANSPORTATION -- 0.7%
     +500   Boeing Capital Corp. (A+ S&P) 6.10% due
              03/01/11........................................         552
    1,500   CSX Corp. (Baa2 Moodys) 7.90% due 05/01/17........       1,930
   20,118   Continental Airlines, Inc. (AA- S&P) 6.90% due
              01/02/18........................................      19,537
    1,000   DaimlerChrysler North America Holding Corp. (A3
              Moodys) 7.40% due 01/20/05......................       1,072
      750   DaimlerChrysler North America Holding Corp. (A3
              Moodys) 7.75% due 01/18/11......................         872
      500   Ford Motor Co. (Baa1 Moodys) 6.38% due 02/01/29...         404
   15,000   Ford Motor Co. (Baa1 Moodys) 6.63% due 10/01/28...      12,482
    1,250   General Motors Acceptance Corp. (A2 Moodys) 6.15%
              due 04/05/07....................................       1,303
   35,000   General Motors Acceptance Corp. (A2 Moodys) 8.00%
              due 11/01/31....................................      34,341
      500   Norfolk Southern Corp. (Baa1 Moodys) 6.75% due
              02/15/11........................................         584
    1,000   Textron Financial Corp. (A Fitch) 7.13% due
              12/09/04........................................       1,068
                                                                ----------
                                                                    74,145
                                                                ----------
            U.S. GOVERNMENT AGENCIES -- 0.6%
   50,000   Tennessee Valley Authority (Aa1 Moodys) 6.00% due
              03/15/13........................................      58,409
                                                                ----------
            UTILITIES -- 1.2%
   25,000   Alabama Power Co. (A2 Moodys) 7.13% due
              08/15/04........................................      26,607
    1,000   Alabama Power Co. (AAA Fitch) 7.13% due
              10/01/07........................................       1,168
   22,350   Duke Energy Corp. (A1 Moodys) 6.00% due
              12/01/28........................................      22,679
   40,000   Kansas City Light & Power Co. (A2 Moodys) 7.13%
              due 12/15/05....................................      44,526
    1,500   Madison Gas & Electric Co. (Aa3 Moodys) 6.02% due
              09/15/08........................................       1,650
      567   Niagara Mohawk Power Corp. (A- S&P) 7.63% due
              10/01/05........................................         634
   17,285   Northern Border Pipeline Co. (A3 Moodys) 7.75% due
              09/01/09........................................      19,471
   10,000   Southern California Gas Co. (AA- S&P) 5.75% due
              11/15/03........................................      10,167
                                                                ----------
                                                                   126,902
                                                                ----------
            Total corporate notes.............................  $1,664,979
                                                                ==========

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
FOREIGN/YANKEE BONDS & NOTES -- 1.3%
            FOREIGN CORPORATIONS -- 1.3%
$  30,000   Alcan, Inc. (A2 Moodys) 7.25% due 11/01/28........  $   37,079
   30,000   Apache Finance Property Ltd. (A3 Moodys) 7.00% due
              03/15/09........................................      35,339
   15,000   Husky Oil Ltd. (Baa2 Moodys) 6.88% due 11/15/03...      15,281
     +500   Korea Development Bank (A3 Moodys) 7.13% due
              04/22/04........................................         521
   24,000   Natexis Banques Populaires (A1 Moodys) 7.00% due
              11/14/05........................................      26,468
  @18,239   SCL Terminal Aereo Santiago S.A. (Aaa Moodys)
              6.95% due 07/01/12..............................      20,459
    1,250   Santandar Central Hispano Issuances Ltd. (A1
              Moodys) 7.63% due 11/03/09......................       1,540
    1,250   Telefonica Europe BV (A2 Moodys) 7.35% due
              09/15/05........................................       1,396
      750   TransCanada PipeLines Ltd. (A2 Moodys) 6.49% due
              01/21/09........................................         849
    1,250   Vodafone Group PLC (A2 Moodys) 7.88% due
              02/15/30........................................       1,610
                                                                ----------
            Total foreign/yankee bonds & notes................  $  140,542
                                                                ==========
MUNICIPAL BONDS -- 0.0%
            FINANCIAL SERVICES -- 0.0%
    1,035   Mount Sinai School of Medicine NY (AAA S&P) 6.00%
              due 07/01/03....................................  $    1,035
                                                                ----------
            Total municipal bonds.............................  $    1,035
                                                                ==========
U.S. TREASURIES & FEDERAL AGENCIES -- 13.6%
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.0%
      682   6.30% due 04/01/08................................  $      772
        3   9.00% due 03/01/21................................           3
                                                                ----------
                                                                       775
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE
            ASSOCIATION -- 2.1%
   47,189   6.00% due 06/15/24 -- 11/15/31....................      49,541
   19,676   6.50% due 03/15/26 -- 06/15/28....................      20,691
  120,595   7.00% due 06/15/26 -- 11/15/32....................     127,418
      540   7.50% due 09/15/23................................         578
   15,303   8.00% due 09/15/26 -- 02/15/31....................      16,519

The accompanying notes are an integral part of this financial statement.

 HARTFORD ADVISERS HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
            GOVERNMENT NATIONAL MORTGAGE
            ASSOCIATION -- (CONTINUED)
$     574   9.00% due 06/20/16 -- 01/15/23....................  $      639
       16   9.50% due 05/15/20................................          18
                                                                ----------
                                                                   215,404
                                                                ----------
            U.S. TREASURY BONDS -- 11.5%
 +500,000   2.125% due 10/31/04...............................     506,660
 +100,000   4.00% due 11/15/12................................     104,059
   +5,000   5.00% due 02/15/11................................       5,612
  +10,000   6.00% due 08/15/04................................      10,551
 +290,000   6.25% due 08/15/23................................     355,227
  +10,000   6.625% due 05/15/07...............................      11,699
 +200,000   7.25% due 08/15/04................................     213,789
   +2,750   10.375 due 11/15/12...............................       3,663
                                                                ----------
                                                                 1,211,260
                                                                ----------
            Total U.S. treasuries & federal agencies..........  $1,427,439
                                                                ==========

 SHARES
---------
SHORT-TERM SECURITIES -- 9.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 8.9%
  926,945   State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  926,945
                                                                ----------

PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 0.6%
$  68,684   Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 07/01/03....................................      68,684
                                                                ----------
            Total short-term securities.......................  $  995,629
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations (cost
  $128,563 )......................................    1.4%  $   142,739
Total common stocks (cost $7,143,951).............   66.6     6,971,203
Total corporate notes (cost $1,497,197)...........   15.9     1,664,979
Total foreign/yankee bonds & notes (cost $121,391
  121,3)..........................................    1.3       140,542
Total municipal bonds (cost $1,035)...............    0.0         1,035
Total US treasuries & federal agencies (cost
  $1,351,748).....................................   13.6     1,427,439
Total short-term securities (cost $995,629).......    9.5       995,629
                                                    -----   -----------
Total investment in securities (total cost
  $11,239,514) -- including $908,288 of securities
  loaned (See Note 2(i))..........................  108.3    11,343,566
Cash, receivables and other assets................    0.6        58,916
Payable for Fund shares redeemed..................   (0.0)       (1,895)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (8.9)     (926,945)
Payable for accounting services...................   (0.0)           (6)
Other liabilities.................................   (0.0)         (529)
                                                    -----   -----------
Net assets........................................  100.0%  $10,473,107
                                                    =====   ===========

                                                                MARKET
                                                                 VALUE
                                                              -----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 9,500,000 shares
  authorized; 502,471 shares outstanding....................  $       502
Paid in capital.............................................   11,056,418
Accumulated net investment income...........................      107,542
Accumulated net realized loss on investments................     (795,407)
Unrealized appreciation on investments......................      104,052
                                                              -----------
Net assets..................................................  $10,473,107
                                                              ===========

Class IA
  Net asset value per share ($9,537,920 / 457,742
    shares outstanding) (8,500,000 shares
    authorized)...................................  $20.84
                                                    ======
Class IB
  Net asset value per share ($935,187 / 44,729
    shares outstanding) (1,000,000 shares
    authorized)...................................  $20.91
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003. (See
       Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $188,235 or 1.8% of net assets.

   ## Illiquid Securities. At June 30, 2003, the market value of these securities amounted to $0 or net assets of 0.0%.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market value round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD BLUE CHIP STOCK HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 99.2%
            BANKS -- 14.5%
     15     American Express Co. .............................  $    610
     38     Bank of America Corp. ............................     2,972
     32     Bank of New York Co., Inc. (The)..................       932
    167     Citigroup, Inc. ..................................     7,142
     24     Federal Home Loan Mortgage Association............     1,224
     30     Federal National Mortgage Association.............     2,043
     61     Mellon Financial Corp. ...........................     1,704
     25     Northern Trust Corp. .............................     1,061
     34     SLM Corp. ........................................     1,316
     46     State Street Corp. ...............................     1,808
     66     U.S. Bancorp. ....................................     1,612
     35     Wells Fargo Co. ..................................     1,764
                                                                --------
                                                                  24,188
                                                                --------
            BUSINESS SERVICES -- 1.8%
    *36     Accenture Ltd. ...................................       657
    *36     Cendant Corp. ....................................       667
     15     Omnicom Group, Inc. ..............................     1,076
     21     Paychex, Inc. ....................................       604
                                                                --------
                                                                   3,004
                                                                --------
            COMMUNICATIONS -- 3.6%
    *95     Nextel Communications, Inc., Class A..............     1,709
     42     Nokia Corp., ADR..................................       685
     13     QUALCOMM, Inc. ...................................       458
   +164     Vodafone Group PLC, ADR...........................     3,217
                                                                --------
                                                                   6,069
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 4.1%
      1     3M Co. ...........................................        90
   *197     Cisco Systems, Inc. ..............................     3,286
    *65     Dell Computer Corp. ..............................     2,074
      3     International Business Machines Corp. ............       231
      6     International Game Technology.....................       573
     *8     Lexmark International, Inc. ......................       559
                                                                --------
                                                                   6,813
                                                                --------
            CONSUMER NON-DURABLES -- 4.1%
      5     AmerisourceBergen Corp. ..........................       368
     16     Cardinal Health, Inc. ............................     1,035
     13     Colgate-Palmolive Co. ............................       753
    *12     Estee Lauder Cos., Inc. (The), Class A............       402
     11     Gillette Co. (The)................................       357
      6     Procter & Gamble Co. (The)........................       553
     24     SYSCO Corp. ......................................       715
    138     Tyco International Ltd. ..........................     2,623
                                                                --------
                                                                   6,806
                                                                --------
            CONSUMER SERVICES -- 0.1%
     *3     Weight Watchers International, Inc. ..............       136
                                                                --------
            DRUGS -- 11.5%
     42     Abbott Laboratories...............................     1,842
    *36     Amgen, Inc. ......................................     2,418
    *29     Biovail Corp. ....................................     1,355
     13     Eli Lilly & Co. ..................................       883
    *23     Forest Laboratories, Inc. ........................     1,232

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            DRUGS -- (CONTINUED)
     *1     Genentech, Inc. ..................................  $     79
    *26     Gilead Sciences, Inc. ............................     1,451
    *26     MedImmune, Inc. ..................................       927
    215     Pfizer, Inc. .....................................     7,327
     38     Wyeth.............................................     1,726
                                                                --------
                                                                  19,240
                                                                --------
            EDUCATION -- 1.2%
    *34     Apollo Group, Inc. ...............................     2,081
                                                                --------
            ELECTRICAL EQUIPMENT -- 2.0%
      2     Allergan, Inc. ...................................       146
     38     Danaher Corp. ....................................     2,579
    *12     KLA-Tencor Corp. .................................       558
                                                                --------
                                                                   3,283
                                                                --------
            ELECTRONICS -- 5.1%
    *48     Analog Devices, Inc. .............................     1,654
    108     General Electric Co. .............................     3,103
     32     Intel Corp. ......................................       669
     55     Maxim Integrated Products, Inc. ..................     1,870
    *15     QLogic Corp. .....................................       701
     25     Texas Instruments, Inc. ..........................       435
     *3     Xilinx, Inc. .....................................        86
                                                                --------
                                                                   8,518
                                                                --------
            ENERGY & SERVICES -- 2.3%
    *28     BJ Services Co. ..................................     1,039
     28     Exxon Mobil Corp. ................................       997
     38     Schlumberger Ltd. ................................     1,789
                                                                --------
                                                                   3,825
                                                                --------
            FINANCIAL SERVICES -- 4.0%
     69     Charles Schwab Corp. (The)........................       692
      9     Franklin Resources, Inc. .........................       344
     19     Goldman Sachs Group, Inc. (The)...................     1,600
     12     Legg Mason, Inc. .................................       766
     41     Merrill Lynch & Co., Inc. ........................     1,923
     31     Morgan Stanley Dean Witter & Co. .................     1,334
                                                                --------
                                                                   6,659
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 2.8%
     15     Altria Group, Inc. ...............................       695
      3     Campbell Soup Co. ................................        69
     42     Coca-Cola Co. (The)...............................     1,945
     10     General Mills, Inc. ..............................       493
     33     PepsiCo., Inc. ...................................     1,473
                                                                --------
                                                                   4,675
                                                                --------
            HEALTH SERVICES -- 0.1%
      3     HCA, Inc. ........................................        90
                                                                --------
            HOTELS & GAMING -- 0.1%
     *3     MGM Grand, Inc. ..................................        96
                                                                --------
            INSURANCE -- 9.3%
     15     Ambac Financial Group, Inc. ......................     1,020
     59     American International Group, Inc. ...............     3,267
     *1     Anthem, Inc. .....................................        54

The accompanying notes are an integral part of this financial statement.

 HARTFORD BLUE CHIP STOCK HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- (CONTINUED)
     46     Marsh & McLennan Cos., Inc. ......................  $  2,329
      8     Progressive Corp. (The)...........................       570
     71     Travelers Property Casualty Corp., Class A........     1,135
    107     UnitedHealth Group, Inc. .........................     5,397
    *22     Wellpoint Health Networks, Inc. ..................     1,855
                                                                --------
                                                                  15,627
                                                                --------
            MACHINERY -- 2.4%
    *57     Applied Materials, Inc. ..........................       907
     45     Baker Hughes, Inc. ...............................     1,524
     10     Deere & Co. ......................................       443
    *32     Smith International, Inc. ........................     1,157
                                                                --------
                                                                   4,031
                                                                --------
            MEDIA & ENTERTAINMENT -- 9.1%
    *67     Clear Channel Communications, Inc. ...............     2,844
    *62     Comcast Corp. ....................................     1,782
    *45     EchoStar Communications Corp., Class A............     1,548
   *+55     Interactive Corp. ................................     2,180
    *90     Liberty Media Corp., Class A......................     1,043
      9     Scripps (E.W.) Co. (The), Class A.................       807
    *38     Univision Communications, Inc. ...................     1,152
    *75     Viacom, Inc., Class B.............................     3,254
    *34     Walt Disney Co. (The).............................       670
                                                                --------
                                                                  15,280
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 3.1%
    *21     Boston Scientific Corp. ..........................     1,265
     47     Johnson & Johnson.................................     2,440
     19     Medtronic, Inc. ..................................       911
     *4     St. Jude Medical, Inc. ...........................       207
     *5     Stryker Corp. ....................................       326
                                                                --------
                                                                   5,149
                                                                --------
            METALS, MINERALS & MINING -- 0.0%
      3     Alcoa, Inc. ......................................        71
                                                                --------
            RETAIL -- 5.9%
    *21     Best Buy Co., Inc. ...............................       942
     84     Home Depot, Inc. (The)............................     2,792
    *24     Kohl's Corp. .....................................     1,228
    *28     Starbucks Corp. ..................................       687
     54     Target Corp. .....................................     2,049
     39     Wal-Mart Stores, Inc. ............................     2,098
     *1     eBay, Inc. .......................................        73
                                                                --------
                                                                   9,869
                                                                --------
            SOFTWARE & SERVICES -- 10.4%
    *87     AOL Time Warner, Inc. ............................     1,401
     11     Adobe Systems, Inc. ..............................       359
    *36     Affiliated Computer Services, Inc., Class A.......     1,655
    *10     Choicepoint, Inc. ................................       342
    103     First Data Corp. .................................     4,256
    *24     Fiserv, Inc. .....................................       840
    *17     Intuit, Inc. .....................................       757
    210     Microsoft Corp. ..................................     5,373
    *14     SunGard Data Systems, Inc. .......................       363

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            SOFTWARE & SERVICES -- (CONTINUED)
    *13     Symantec Corp. ...................................  $    579
     *8     VERITAS Software Corp. ...........................       216
    *41     Yahoo!, Inc. .....................................     1,353
                                                                --------
                                                                  17,494
                                                                --------
            TRANSPORTATION -- 1.7%
     34     Carnival Corp.  ..................................     1,092
      5     General Dynamics Corp. ...........................       326
     20     Harley-Davidson, Inc. ............................       785
     13     United Parcel Service, Inc. ......................       796
                                                                --------
                                                                   2,999
                                                                --------
            Total common stocks...............................  $166,003
                                                                ========
SHORT-TERM SECURITIES -- 2.8%
            INVESTMENT COMPANIES -- 0.7%
  1,233     SSgA Money Market Fund............................  $  1,233
      4     T Rowe Reserve Fund...............................         4
                                                                --------
                                                                   1,237
                                                                --------
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 2.1%
  3,410     Boston Global Investment Trust....................     3,410
                                                                --------
            Total short-term securities.......................  $  4,647
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $167,774)......   99.2%  $166,003
Total short-term securities (cost
  $4,647)................................    2.8      4,647
                                           -----   --------
Total investment in securities
  (total cost $172,421) -- including
  $3,259 of securities loaned (See Note 2
  (i))...................................  102.0    170,650
Cash, receivables and other assets.......    0.2        481
Payable for securities purchased.........   (0.2)      (311)
Payable for fund shares redeemed.........   (0.0)       (22)
Securities lending collateral payable to
  brokers (See Note 2(i))................   (2.0)    (3,410)
Other liabilities........................   (0.0)       (41)
                                           -----   --------
Net assets...............................  100.0%  $167,347
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  500,000 shares authorized; 11,585 shares
  outstanding...................................  $     12
Paid in capital.................................   201,297
Accumulated net investment income...............       204
Accumulated net realized loss on investments....   (32,395)
Unrealized depreciation on investments..........    (1,771)
                                                  --------
Net assets......................................  $167,347
                                                  ========

Class IA
  Net asset value per share ($167,347 / 11,585
    shares outstanding) (500,000 shares
    authorized)...................................  $14.45
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003. (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 10.1%
$  10,200   American Express Credit Account, Series 1999-2,
              Class A (Aaa Moodys)
              5.95% due 12/15/06..............................  $   10,621
    4,200   Bank One Issuance Trust, Series 2003-C3, Class C3
              (Aaa Moodys)
              4.77% due 02/16/16..............................       4,228
    5,160   CS First Boston Motgage Securities Corp., Series
              2003-C3, Class A1 (Aaa Moodys)
              2.22% due 05/15/38..............................       5,133
    4,000   California Infrastructure & Economic Development
              Bank Pacific Gas and Electric Co., Series
              1997-1, Class A8 (Aaa Moodys) 6.48% due
              12/26/09........................................       4,587
    8,400   California Infrastructure Pacific Gas & Electric,
              Series 1997-1, Class A7 (Aaa Moodys)
              6.38% due 09/25/08..............................       9,110
   10,080   Capital Auto Receivables Asset Trust, Series
              2002-2, Class A3 (Aaa Moodys)
              3.82% due 07/15/05..............................      10,260
   12,834   Capital Auto Receivables Asset Trust, Series
              2002-5, Class A2B (Aaa Moodys)
              1.71% due 01/18/05..............................      12,856
    5,040   Capital One Multi Asset Execution, Series 2003-B2,
              Class B2 (A2 Moodys)
              3.50% due 02/17/09..............................       5,049
   36,650   Chase Manhattan Auto Owner Trust, Series 2002-A,
              Class A3 (Aaa Moodys)
              3.49% due 03/15/06..............................      37,182
    3,360   Citibank Credit Card Issuance Trust, Series
              2003-C4, Class C4 (Aaa Moodys)
              5.00% due 06/10/15..............................       3,359
   16,150   Citibank Credit Card Master Trust I, Series
              1999-1, Class A (Aaa Moodys)
              5.50% due 02/15/06..............................      16,585
    1,100   Citibank Credit Card Master Trust l, Series
              1999-7, Class B (A2 Moodys)
              6.90% due 11/15/06..............................       1,179
    7,600   Comed Transitional Funding Trust, Series 1998-1,
              Class A5 (Aaa Moodys)
              5.44% due 03/25/07..............................       7,916
   16,645   DaimlerChrysler Auto Trust, Series 2002-A, Class
              A3 (Aaa Moodys)
              3.85% due 04/06/06..............................      17,075
    8,920   Discover Card Master Trust I, Series 2001-5, Class
              A (Aaa Moodys)
              5.30% due 11/16/06..............................       9,234
   12,600   Ford Credit Auto Owner Trust, Series 2000-E, Class
              B (Aaa Moodys)
              6.99% due 02/15/05..............................      12,901

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
$   8,350   Ford Credit Auto Owner Trust, Series 2003-A, Class
              C (BBB+ Fitch)
              4.29% due 11/15/07..............................  $    8,531
   11,535   Honda Auto Receivables Owner Trust, Series 2001-2,
              Class A4 (Aaa Moodys)
              5.09% due 10/18/06..............................      11,880
   13,250   Honda Auto Receivables Owner Trust, Series 2003-2,
              Class A2 (Aaa Moodys)
              1.34% due 12/21/05..............................      13,263
    8,935   Illinois Power Special Purpose Trust, Series
              1998-1, Class A5 (Aaa Moodys)
              5.38% due 06/25/07..............................       9,321
   11,398   LB-UBS Commercial Mortgage Trust, Series 2003-C1,
              Class A1 (AAA S&P)
              2.72% due 04/15/33..............................      11,528
   10,225   MBNA Master Credit Card Trust, Series 1999-M,
              Class A (Aaa Moodys)
              6.60% due 04/16/07..............................      10,960
    2,555   Morgan Stanley Dean Witter Capital I, Series
              2003-TOP9, Class A2 (Aaa Moodys)
              5.91% due 04/15/08..............................       2,742
    5,804   Morgan Stanley Dean Witter Capital, Series
              2001-IQA, Class A1 (Aaa Moodys)
              4.57% due 12/18/32..............................       6,103
    9,462   Morgan Stanley Dean Witter Capital, Series
              2002-IQ2, Class A1 (AAA S&P)
              4.09% due 12/15/35..............................       9,878
      825   PP&L Transition Bond Co., LLC, Series 1999-1,
              Class A5 (Aaa Moodys)
              6.83% due 03/25/07..............................         875
    1,529   Soundview Home Equity Loan Trust, Series 2000-1,
              Class M1 (Aa2 Moodys)
              8.64% due 05/25/30..............................       1,655
   10,500   Toyota Auto Receivables Owner Trust, Series
              2002-C, Class A3 (Aaa Moodys)
              2.65% due 11/15/06..............................      10,663
   30,750   Volkswagen Auto Loan Enhanced Trust, Series
              2003-1, Class A2 (Aaa Moodys)
              1.11% due 12/20/05..............................      30,587
   10,080   WFS Financial Owner Trust, Series 2003-2, Class A4
              (Aaa Moodys)
              2.41% due 12/20/08..............................      10,136
  @ 4,200   Whole Auto Loan Trust, Series 2002-1, Class D (Aaa
              Moodys)
              6.00% due 04/15/09..............................       4,185
                                                                ----------
            Total collateralized mortgage obligations.........  $  309,582
                                                                ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 0.2%
            COMMUNICATIONS -- 0.2%
    *+565   Marconi Corp., ADR................................  $    5,731
       *5   NTL, Inc. ........................................         172
  *+ ## 1   XO Communications, Inc. ..........................           5
                                                                ----------
            Total common stocks...............................  $    5,908
                                                                ==========
PRINCIPAL
 AMOUNT
---------
CONVERTIBLE BONDS -- 0.3%
            SOFTWARE & SERVICES -- 0.3%
$  12,590   America Online, Inc.
            0.00% due 12/06/19................................  $    7,648
                                                                ----------
            Total convertible bonds...........................  $    7,648
                                                                ==========
CORPORATE NOTES -- 31.5%
            AEROSPACE & DEFENSE -- 0.3%
    8,400   Raytheon Co. (Baa3 Moodys)
              8.20% due 03/01/06..............................  $    9,692
                                                                ----------
            BANKS -- 2.5%
   16,800   Citigroup, Inc. (Aa2 Moodys)
              5.88% due 02/22/33..............................      17,664
    2,350   Federal Home Loan Bank (Aaa Moodys)
              4.67% due 02/20/07..............................       2,516
   22,180   Fleet Boston Financial Corp. (A1 Moodys)
              7.25% due 09/15/05..............................      24,753
    7,000   Ford Motor Credit Co. (A3 Moodys)
              7.38% due 02/01/11..............................       7,237
   16,000   Morgan (J.P.) Chase & Co. (A2 Moodys)
              5.25% due 05/01/15..............................      16,758
    3,980   Sovereign Bank (Baa3 Moodys)
              5.13% due 03/15/13..............................       4,110
      500   St. Paul Bancorp., Inc. (A3 Moodys)
              7.13% due 02/15/04..............................         517
    3,780   Wachovia Corp. (A1 Moodys)
              7.55% due 08/18/05..............................       4,240
                                                                ----------
                                                                    77,795
                                                                ----------
            BUSINESS SERVICES -- 0.0%
      500   Interpool, Inc. (BBB- Fitch)
              7.20% due 08/01/07..............................         484
                                                                ----------
            CHEMICALS -- 0.4%
    4,080   Ferro Corp. (Baa3 Moodys)
              7.13% due 04/01/28..............................       3,792
    3,025   Millennium America, Inc. (BBB- S&P)
              7.63% due 11/15/26..............................       2,813
    2,735   Olin Corp. (BBB+ Fitch)
              9.13% due 12/15/11..............................       3,248
 ## 1,700   Pollyone Corp. (BBB- S&P)
              6.88% due 12/01/04..............................       1,664
                                                                ----------
                                                                    11,517
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
            COMMUNICATIONS -- 2.4%
$   1,489   AT&T Corp. (BBB+ S&P)
              8.50% due 11/15/31..............................  $    1,688
  @ 1,700   AT&T Corp. (BBB+ S&P)
              8.50% due 11/15/31..............................       1,928
  +12,600   AT&T Wireless Services, Inc. (Baa2 Moodys)
              7.50% due 05/01/07..............................      14,524
    8,665   Continental Cablevision, Inc. (BBB+ S&P)
              8.88% due 09/15/05..............................       9,825
    1,000   Continental Cablevision, Inc. (BBB+ S&P)
              9.50% due 08/01/13..............................       1,151
    4,400   HCA, Inc. (BBB- S&P)
              6.95% due 05/01/12..............................       4,689
    9,796   Lucent Technologies, Inc. (B+ S&P)
              6.45% due 03/15/29..............................       6,710
    2,510   Lucent Technologies, Inc. (B+ S&P)
              6.50% due 01/15/28..............................       1,732
    1,235   PanAmSat Corp. (Ba2 Moodys)
              6.38% due 01/15/08..............................       1,254
    7,765   Qwest Corp. (A Fitch)
              6.88% due 09/15/33..............................       7,144
   11,400   Verizon New York, Inc. (A1 Moodys)
              6.88% due 04/01/12..............................      13,420
    @@ 17   Voicestream Wireless Corp. (A- S&P)
              10.38% due 11/15/09.............................          --
    @@ --   Voicestream Wireless Corp. (A- S&P)
              10.38% due 11/15/09.............................          --
   35,656   WorldCom, Inc. (Default)
              8.25% due 05/15/31..............................      10,519
                                                                ----------
                                                                    74,584
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 0.4%
    2,700   International Game Technology (BBB- S&P)
              8.38% due 05/15/09..............................       3,312
    7,650   International Game Technology (Baa2 Moodys)
              7.88% due 05/15/04..............................       8,043
                                                                ----------
                                                                    11,355
                                                                ----------
            CONSTRUCTION -- 0.3%
    1,500   Chesapeake & Potomac Telephone Co. (Aa2 Moodys)
              8.30% due 08/01/31..............................       2,011
    5,635   Horton (D.R.), Inc. (BB S&P)
              6.88% due 05/01/13..............................       5,931
                                                                ----------
                                                                     7,942
                                                                ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
            CONSUMER DURABLES -- 0.8%
$   3,800   Leggett & Platt, Inc. (AA Fitch)
              4.40% due 07/01/18..............................  $    3,673
    6,515   Leggett & Platt, Inc. (AA Fitch)
              4.70% due 04/01/13..............................       6,774
    6,100   Newell Rubbermaid, Inc. (Baa1 Moodys)
              4.00% due 05/01/10..............................       6,216
    6,250   Owens Brockway Glass (BB S&P)
              8.75% due 11/15/12..............................       6,781
                                                                ----------
                                                                    23,444
                                                                ----------
            CONSUMER NON-DURABLES -- 0.2%
  @ 6,545   Xerox Corp. (BB- Fitch)
            9.75% due 01/15/09................................       7,363
                                                                ----------
            DRUGS -- 0.1%
    3,360   Pharmacia Corp. (AAA S&P)
            6.50% due 12/01/18................................       4,183
                                                                ----------
            EDUCATION -- 0.1%
    2,800   Scholastic Corp. (BBB+ Fitch)
            5.00% due 04/15/13................................       2,874
                                                                ----------
            ELECTRICAL EQUIPMENT -- 0.7%
    8,125   Perkinelmer, Inc. (Ba3 Moodys)
              8.88% due 01/15/13..............................       8,816
    8,230   Rockwell International Corp. (A S&P)
              5.20% due 01/15/98..............................       6,557
    6,000   Rockwell International Corp. (A S&P)
              6.70% due 01/15/28..............................       6,901
                                                                ----------
                                                                    22,274
                                                                ----------
            ENERGY & SERVICES -- 2.8%
    9,050   Anadarko Petroleum Corp. (Baa1 Moodys)
              5.38% due 03/01/07..............................       9,903
    4,260   Burlington Resources Finance Co. (BB S&P)
              6.50% due 12/01/11..............................       4,978
    9,540   Burlington Resources Finance Co. (Baa1 Moodys)
              6.68% due 02/15/11..............................      11,196
    9,960   Commonwealth Edison Co. (Baa1 Moodys)
              4.70% due 04/15/15..............................      10,256
    7,935   Conoco, Inc. (Baa1 Moodys)
              5.90% due 04/15/04..............................       8,208
    5,575   Consumers Energy Co. (BBB Fitch)
              6.25% due 09/15/06..............................       6,190
    7,300   El Paso CGP Co. (Baa2 Moodys)
              7.63% due 09/01/08..............................       6,862
    5,000   Lasmo (USA), Inc. (AA S&P)
              7.50% due 06/30/06..............................       5,768
    6,800   Occidental Petroleum Corp. (Baa2 Moodys)
              7.38% due 11/15/08..............................       8,037
    6,740   Ocean Energy, Inc. (Baa3 Moodys)
              7.25% due 10/01/11..............................       8,040
    1,000   Pioneer Natural Resources Co. (Ba1 Moodys)
              6.50% due 01/15/08..............................       1,089

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
            ENERGY & SERVICES -- (CONTINUED)
$     250   Pioneer Natural Resources Co. (Ba1 Moodys)
              9.63% due 04/01/10..............................  $      310
      400   Swift Energy Co. (B S&P)
              10.25% due 08/01/09.............................         429
     +810   Tesoro Petroleum Corp. (B+ S&P)
              9.00% due 07/01/08..............................         733
    2,500   Union Oil Co. of California (Baa1 Moodys)
              9.38% due 02/15/11..............................       3,213
                                                                ----------
                                                                    85,212
                                                                ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.5%
   15,890   Fannie Mae (Aaa Moodys)
            2.15% due 07/11/05................................      15,895
                                                                ----------
            FINANCIAL SERVICES -- 3.1%
   12,600   Credit Suisse First Boston USA, Inc. (Aa3 Moodys)
              6.13% due 11/15/11..............................      14,115
  @ 2,885   ERAC USA Finance Co. (Baa1 Moodys)
              8.25% due 05/01/05..............................       3,184
    5,700   ERP Operating Ltd. Partnership (Baa1 Moodys)
              6.63% due 04/13/05..............................       6,133
    8,600   FPL Group Capital, Inc. (A2 Moodys)
              3.25% due 04/11/06..............................       8,825
   13,400   General Electric Capital Corp. (Aaa Moodys)
              5.45% due 01/15/13..............................      14,514
    4,150   Goldman Sachs Group, Inc. (The) (Aa3 Moodys)
              5.25% due 04/01/13..............................       4,425
   17,430   KFW International Finance, Inc. (Aaa Moodys)
              3.00% due 09/15/05..............................      17,722
    8,300   Morgan Stanley Dean Witter & Co. (Aa3 Moodys)
              5.30% due 03/01/13..............................       8,822
    7,560   Morgan Stanley Dean Witter & Co. (Aa3 Moodys)
              7.75% due 06/15/05..............................       8,423
  @ 9,250   TIAA Global Markets (Aaa Moodys)
              4.13% due 11/15/07..............................       9,790
                                                                ----------
                                                                    95,953
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 1.2%
    8,120   Archer-Daniels-Midland Co. (A1 Moodys)
              6.95% due 12/15/97..............................       9,689
  @ 2,700   COX Enterprises (A- Fitch)
              7.88% due 09/15/10..............................       3,282
   10,110   CanAgra Foods, Inc. (Baa1 Moodys)
              7.50% due 09/15/05..............................      11,274
    3,750   ConAgra Foods, Inc. (Baa1 Moodys)
              7.00% due 10/01/28..............................       4,398
    8,320   PepsiAmericas, Inc. (A- S&P)
              5.95% due 02/15/06..............................       9,005
                                                                ----------
                                                                    37,648
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
            FOREST & PAPER PRODUCTS -- 1.7%
$  +4,350   Bowater, Inc. (AA- S&P)
              9.00% due 08/01/09..............................  $    4,956
    1,895   Champion International Corp. (Baa2 Moodys)
              7.20% due 11/01/26..............................       2,236
    3,005   Georgia-Pacific Corp. (BBB- S&P)
              7.25% due 06/01/28..............................       2,629
   +3,020   International Paper Co. (BBB+ Fitch)
              6.75% due 09/01/11..............................       3,493
    5,600   International Paper Co. (Baa2 Moodys)
              6.88% due 04/15/29..............................       6,310
   12,100   Potlatch Corp. (Baa3 Moodys)
              12.50% due 12/01/09.............................      14,278
    8,950   Weyerhaeuser Co. (A Fitch)
              5.50% due 03/15/05..............................       9,468
    7,900   Weyerhaeuser Co. (A Fitch)
              5.95% due 11/01/08..............................       8,839
                                                                ----------
                                                                    52,209
                                                                ----------
            HEALTH SERVICES -- 0.3%
  @ 3,360   Manor Care, Inc. (BBB S&P)
              6.25% due 05/01/13..............................       3,478
    6,540   Manor Care, Inc. (BBB S&P)
              7.50% due 06/15/06..............................       7,110
                                                                ----------
                                                                    10,588
                                                                ----------
            INSURANCE -- 0.7%
    3,800   ACE INA Holdings (A2 Moodys)
              8.20% due 08/15/04..............................       4,054
      700   Aetna, Inc. (BBB+ Fitch)
              7.38% due 03/01/06..............................         787
    3,500   Aetna, Inc. (BBB+ Fitch)
              7.88% due 03/01/11..............................       4,253
    5,400   Humana, Inc. (BBB S&P)
              7.25% due 08/01/06..............................       5,996
      500   Reliastar Financial Corp. (Aa3 Moodys)
              8.00% due 10/30/06..............................         581
   +5,815   Wellpoint Health Networks, Inc. (A- S&P)
              6.38% due 06/15/06..............................       6,521
                                                                ----------
                                                                    22,192
                                                                ----------
            MACHINERY -- 0.0%
      850   SPX Corp. (BB+ S&P)
              6.25% due 06/15/11..............................         867
                                                                ----------
            MEDIA & ENTERTAINMENT -- 2.2%
   10,780   AT&T Broadband (BBB+ S&P)
              8.38% due 03/15/13..............................      13,501
    3,750   COX Communications, Inc. (Baa2 Moodys)
              7.13% due 10/01/12..............................       4,478
    4,200   COX Radio, Inc. (BBB S&P)
              6.38% due 05/15/05..............................       4,487
    4,165   Clear Channel Communications, Inc. (Baa2 Moodys)
              7.25% due 09/15/03..............................       4,207

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
            MEDIA & ENTERTAINMENT -- (CONTINUED)
$   6,200   Clear Channel Communications, Inc. (Baa3 Moodys)
              6.00% due 11/01/06..............................  $    6,789
      500   Comcast Cable Communications (BBB+ Fitch)
              8.50% due 05/01/27..............................         645
    7,000   News America Holdings, Inc. (BBB Fitch)
              7.70% due 10/30/25..............................       8,231
  @ 3,930   Park Place Entertainment Corp. (BBB- S&P)
              7.00% due 04/15/13..............................       4,205
   12,935   USA Networks, Inc. (Baa3 Moodys)
              6.75% due 11/15/05..............................      14,102
    5,040   Walt Disney Co. (The) (A3 Moodys)
              7.30% due 02/08/05..............................       5,473
                                                                ----------
                                                                    66,118
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 0.2%
    3,600   Apogent Technologies, Inc. (BBB S&P)
              8.00% due 04/01/11..............................       4,157
    1,560   Omnicare, Inc. (BB+ S&P)
              6.13% due 06/01/13..............................       1,591
                                                                ----------
                                                                     5,748
                                                                ----------
            METALS, MINERALS & MINING -- 0.8%
    6,550   Lockheed Martin Corp. (BBB+ Fitch)
              7.25% due 05/15/06..............................       7,459
   +2,000   Oregon Steel Mills, Inc. (BB- S&P)
              10.00% due 07/15/09.............................       1,800
    8,275   Phelps Dodge Corp. (BBB+ Fitch)
              9.50% due 06/01/31..............................       9,919
    4,650   Santa Fe Pacific Gold Corp. (BBB S&P)
              8.38% due 07/01/05..............................       5,076
                                                                ----------
                                                                    24,254
                                                                ----------
            REAL ESTATE -- 0.5%
    9,035   Avalonbay Communities (Baa1 Moodys)
              8.25% due 07/15/08..............................      11,004
    3,800   Duke Realty Corp. (Baa1 Moodys)
              5.25% due 01/15/10..............................       4,056
                                                                ----------
                                                                    15,060
                                                                ----------
            RESEARCH & TESTING FACILITIES -- 0.2%
   +4,285   Quest Diagnostics, Inc. (Baa3 Moodys)
              6.75% due 07/12/06..............................       4,799
                                                                ----------
            RETAIL -- 1.2%
    8,400   Aramark Services, Inc. (Baa3 Moodys)
              7.10% due 12/01/06..............................       9,376
   12,600   Bear Stearns Cos., Inc. (The) (Ba3 Moodys)
              5.70% due 11/15/14..............................      13,965
    8,400   Fred Meyer, Inc. (Baa3 Moodys)
              7.38% due 03/01/05..............................       9,072

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
            RETAIL -- (CONTINUED)
$   3,370   Gap, Inc. (The) (A2 Moodys)
              6.90% due 09/15/07..............................  $    3,631
    1,600   Nine West Group, Inc. (Ba2 Moodys)
              8.38% due 08/15/05..............................       1,779
                                                                ----------
                                                                    37,823
                                                                ----------
            SOFTWARE & SERVICES -- 1.1%
    7,800   CRH America, Inc. (A- Fitch)
              6.95% due 03/15/12..............................       9,101
 @ 13,350   Electronic Data Systems Corp. (BBB+ Fitch)
              6.00% due 08/01/13..............................      13,015
  @ 3,000   Fiserv, Inc. (BB+ S&P)
              3.00% due 06/27/08..............................       2,963
    7,720   Time Warner, Inc. (Baa1 Moodys)
              7.25% due 10/15/17..............................       8,935
                                                                ----------
                                                                    34,014
                                                                ----------
            TRANSPORTATION -- 2.3%
     +250   Boeing Capital Corp. (A+ S&P)
              6.10% due 03/01/11..............................         276
   +6,450   DaimlerChrysler North America Holding Corp. (A3
              Moodys)
              7.30% due 01/15/12..............................       7,274
 ## 1,300   Delta Air Lines, Inc. (Baa2 Moodys)
              10.50% due 04/30/16.............................         996
    4,500   FedEx Corp. (Baa2 Moodys)
              6.63% due 02/12/04..............................       4,639
   10,920   Ford Motor Co. (Baa1 Moodys)
              6.63% due 10/01/28..............................       9,087
   16,800   General Motors Acceptance Corp. (A3 Moodys)
              0.00% due 12/01/12..............................       8,768
   +8,000   General Motors Corp. (A3 Moodys)
              7.20% due 01/15/11..............................       8,063
    7,900   Norfolk Southern Corp. (Baa1 Moodys)
              7.88% due 02/15/04..............................       8,207
   16,779   Northrop Grumman Corp. (Baa3 Moodys)
              8.63% due 10/15/04..............................      18,161
    4,348   US Airways Group, Inc. (A+ S&P)
              6.76% due 04/15/08..............................       3,693
                                                                ----------
                                                                    69,164
                                                                ----------
            U.S. GOVERNMENT AGENCIES -- 0.5%
   14,000   Federal Home Loan Bank (Aaa Moodys)
              2.24% due 11/07/05..............................      14,059
                                                                ----------
            UTILITIES -- 4.0%
+ @ 8,800   Allied Waste North America, Inc. (Ba3 Moodys)
              9.25% due 09/01/12..............................       9,702
    4,725   Appalachian Power Co. (BBB+ Fitch)
              1.99% due 08/20/03..............................       4,727

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
            UTILITIES -- (CONTINUED)
$   4,800   Browning-Ferris Industries, Inc. (Ba3 Moodys)
              6.38% due 01/15/08..............................  $    4,752
    1,750   Cleveland Electric Illuminating Co. (Aaa Moodys)
              7.13% due 07/01/07..............................       2,015
    4,150   Consolidated Edison Co. of New York (A1 Moodys)
              5.88% due 04/01/33..............................       4,427
    8,225   Consolidated Natural Gas Co. (A3 Moodys)
              5.38% due 11/01/06..............................       8,917
    3,875   Detroit Edison Co. (The) (A3 Moodys)
              6.13% due 10/01/10..............................       4,425
    2,650   Duke Energy Corp. (A S&P)
              4.50% due 04/01/10..............................       2,771
  @ 6,000   Duke Energy Corp. (Baa2 Moodys)
              3.75% due 03/05/08..............................       6,176
      780   Kansas Gas & Electric Co. (BB+ Fitch)
              8.29% due 03/29/16..............................         781
    8,740   Kinder Morgan, Inc. (A- S&P)
              6.65% due 03/01/05..............................       9,377
    7,750   Northern State Power, MINN (Baa1 Moodys)
              8.00% due 08/28/12..............................       9,812
  @ 4,150   Northwestern Corp. (Ba1 Moodys)
              7.30% due 12/01/06..............................       3,968
    3,100   PacifiCorp. (A S&P)
              6.12% due 01/15/06..............................       3,407
    7,650   Petrobras International Finance (Baa1 Moodys)
              9.13% due 07/02/13..............................       7,650
  @ 4,850   Public Service Co. of Colorado (A Fitch)
              4.88% due 03/01/13..............................       5,041
    4,000   Public Service Electric & Gas Co. (Aaa Moodys)
              7.00% due 09/01/24..............................       4,141
  @ 3,870   Southern California Edison Co. (AAA S&P)
              8.00% due 02/15/07..............................       4,242
    3,000   Southern California Edison Co. (Ba3 Moodys)
              7.25% due 03/01/26..............................       3,056
      850   Tennessee Gas Pipeline Co. (Baa1 Moodys)
              7.00% due 10/15/28..............................         809
     +500   Tennessee Gas Pipeline Co. (Baa1 Moodys)
              7.50% due 04/01/17..............................         514
  @ 4,150   Texas-New Mexico Power Co. (Baa3 Moodys)
              6.13% due 06/01/08..............................       4,172
    7,590   Transcontinental Gas Pipe LN (Ba2 Moodys)
              6.13% due 01/15/05..............................       7,590

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
            UTILITIES -- (CONTINUED)
$   4,500   Transcontinental Gas Pipe LN (Ba2 Moodys)
              7.25% due 12/01/26..............................  $    4,433
    1,560   Westar Energy, Inc. (Baa2 Moodys)
              8.50% due 07/01/22..............................       1,640
                                                                ----------
                                                                   118,545
                                                                ----------
            Total corporate notes.............................  $  963,655
                                                                ==========
FOREIGN/YANKEE BONDS & NOTES -- 12.3%
            FOREIGN CORPORATIONS -- 6.3%
$   4,460   Abbey National PLC (A1 Moodys)
              6.70% due 06/29/49..............................  $    5,109
    4,980   Abbey National PLC (Aa3 Moodys)
              6.69% due 10/17/05..............................       5,516
    2,750   Abitibi Consolidated, Inc. (Baa3 Moodys)
              8.30% due 08/01/05..............................       2,950
      250   Abitibi-Consolidated, Inc. (Baa3 Moodys)
              8.85% due 08/01/30..............................         266
    4,500   BHP Billiton Ltd. (A2 Moodys)
              4.80% due 04/15/13..............................       4,692
   10,200   BT Group PLC (A- S&P)
              8.88% due 12/15/30..............................      13,919
      800   British Sky Broadcasting Group PLC (Ba1 Moodys)
              8.20% due 07/15/09..............................         948
    8,400   Deutsche Telekom International Finance BV (Baa1
              Moodys)
              8.25% due 06/15/05..............................       9,367
    4,725   Deutsche Telekom International Finance BV (Baa1
              Moodys)
              8.75% due 06/15/30..............................       6,020
   10,710   Diageo PLC (A+ S&P)
              3.38% due 03/20/08..............................      10,946
    8,330   Domtar, Inc. (Baa3 Moodys)
              7.88% due 10/15/11..............................      10,171
    3,470   EnCana Corp. (A- S&P)
              6.30% due 11/01/11..............................       4,009
    9,000   EnCana Corp. (A- S&P)
              7.20% due 11/01/31..............................      11,157
    3,160   Global Crossing Holdings Ltd. (Default)
              8.70% due 08/01/07..............................         142
 ## 20,891  Global Crossing Holdings Ltd. (Default)
              9.50% due 11/15/09..............................         940
 ## 2,700   Global Crossing Holdings Ltd. (Default)
              9.63% due 05/15/08..............................         122
    7,200   Inco Ltd. (Baa3 Moodys)
              7.75% due 05/15/12..............................       8,530
 @@ 3,295   KPNQwest N.V. (Default)
              8.13% due 06/01/09..............................          --
   20,750   Kreditanstalt Fuer Wiederuaf (Aaa Moodys)
              2.60% due 03/15/06..............................      20,925
   +2,763   Marconi Corp. (Not Rated)
              10.00% due 10/31/08.............................       2,805

PRINCIPAL                                                         MARKET
AMOUNT I                                                          VALUE
---------                                                       ----------
            FOREIGN CORPORATIONS -- (CONTINUED)
$  +4,070   Marconi Corp. (Not Rated)
              8.00% due 04/30/08..............................  $    3,704
    1,925   Nortel Networks Corp. (B S&P)
              4.25% due 09/01/08..............................       1,646
  @ 3,000   Pearson PLC (BBB+ S&P)
              4.63% due 06/15/18..............................       2,935
    4,635   Petro-Canada (Baa2 Moodys)
              5.35% due 07/15/33..............................       4,430
    7,300   Placer Dome, Inc. (BBB+ S&P)
              7.13% due 06/15/07..............................       8,395
    4,235   Potash Corp. of Saskatchewan, Inc. (BBB+ S&P)
              7.13% due 06/15/07..............................       4,843
    7,515   Potash Corp. of Saskatchewan, Inc. (BBB+ S&P)
              7.75% due 05/31/11..............................       9,237
    6,400   Repsol YPF S.A. (Baa2 Moodys)
              7.45% due 07/15/05..............................       7,042
  @ 4,370   Rhodia S.A. (BBB- Fitch)
              8.88% due 06/01/11..............................       4,523
    2,250   Rio Tinto Finance USA Ltd. (Aa3 Moodys)
              2.63% due 09/30/08..............................       2,209
    2,150   Rogers Cable, Inc. (Ba2 Moodys)
              6.25% due 06/15/13..............................       2,145
    3,660   Shaw Communications, Inc. (BBB S&P)
              8.25% due 04/11/10..............................       4,072
    1,720   Teekay Shipping Corp. (BB+ S&P)
              8.32% due 02/01/08..............................       1,836
  @ 8,200   United Overseas Bank Ltd. (Aa3 Moodys)
              4.50% due 07/02/13..............................       8,145
    8,000   Vodafone Group PLC (A2 Moodys)
              7.75% due 02/15/10..............................       9,843
                                                                ----------
                                                                   193,539
                                                                ----------
            FOREIGN GOVERNMENTS -- 6.0%
EUR57,500   Bonos Y Oblig Del Estado (Aaa Moodys)
              4.75% due 07/30/14..............................      70,539
EUR59,500   Deutsche Bundesrepublik (Aaa Moodys)
              4.50% due 01/04/13..............................      72,058
AUD43,985   New South Wales Treasury Corp. (Aaa Moodys)
              7.00% due 04/01/04..............................      30,025
    9,200   United Mexican States (Baa2 Moodys)
              4.63% due 10/08/08..............................       9,393
                                                                ----------
                                                                   182,015
                                                                ----------
            Total foreign/yankee bonds & notes................  $  375,554
                                                                ==========
MUNICIPAL BONDS -- 0.5%
            FINANCIAL SERVICES -- 0.5%
   15,200   Illinois State (AA S&P)
              5.10% due 06/01/33..............................      14,947
                                                                ----------
            Total municipal bonds.............................  $   14,947
                                                                ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
PREFERRED STOCKS -- 0.1%
            CONSUMER NON-DURABLES -- 0.1%
     @ 53   Xerox Corp. ......................................  $    3,605
                                                                ----------
            Total preferred stocks............................  $    3,605
                                                                ==========
PRINCIPAL
 AMOUNT
---------
U.S. TREASURIES & FEDERAL AGENCIES -- 38.7%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 1.1%
$  32,000   5.50% due 07/01/33................................  $   33,010
                                                                ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 14.2%
   43,800   4.50% due 07/01/18................................      44,676
   46,000   5.00% due 07/01/18................................      47,509
  123,300   5.50% due 07/01/31................................     127,423
  119,693   6.00% due 07/01/12 -- 01/01/33....................     124,523
      254   6.30% due 04/01/08................................         288
    2,729   6.48% due 12/01/05................................       2,957
   71,333   6.50% due 11/01/14 -- 01/01/33....................      74,400
   10,467   7.50% due 10/01/22 -- 09/01/31....................      11,123
                                                                ----------
                                                                   432,899
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 5.8%
   33,740   6.00% due 01/15/32 -- 10/15/32....................      35,384
  134,621   6.50% due 02/15/28 -- 06/15/32....................     141,390
      570   7.00% due 06/20/30................................         600
      140   7.50% due 02/01/31................................         149
                                                                ----------
                                                                   177,523
                                                                ----------
            U.S. TREASURY BONDS -- 16.4%
  +57,000   1.75% due 12/31/04................................      57,494
  +45,000   1.875% due 09/30/04...............................      45,443
  +35,715   3.00% due 11/15/07................................      36,839
  +27,600   3.25% due 08/15/07................................      28,804
  +29,040   3.50% due 11/15/06................................      30,611
   +6,925   4.375% due 05/15/07...............................       7,523
   +5,400   4.625% due 05/16/06...............................       5,854
  +59,615   5.375% due 02/15/31...............................      67,130
 +138,300   5.875% due 11/15/05...............................     152,611
   +9,500   6.50% due 10/15/06................................      10,915
   +1,300   6.625% due 05/15/07...............................       1,521
   +1,750   6.75% due 05/15/05................................       1,927
  +43,550   6.875% due 05/15/06 -- 08/15/25...................      52,919
                                                                ----------
                                                                   499,591
                                                                ----------
            U.S. INFLATION-INDEXED SECURITIES -- 1.2%
  +32,402   4.25% due 01/15/10................................      38,133
                                                                ----------
            Total U.S. treasuries & federal agencies..........  $1,181,156
                                                                ==========
                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
WARRANTS -- 0.0%
            COMMUNICATIONS -- 0.0%
    ##@@1   Iridium World Communications, Inc. ...............  $       --
                                                                ----------
            Total warrants....................................  $       --
                                                                ==========
SHORT-TERM SECURITIES -- 41.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 24.9%
  761,539   State Street Navigator Securities Lending Prime
              Portfolio.......................................  $  761,539
                                                                ----------

PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 8.5%
$ 162,016   Joint Repurchase Agreement (See Note 2(d)) 1.05%
              due 07/01/03....................................  $  162,016
   97,495   Joint Repurchase Agreement (See Note 2(d)) 1.08%
              due 07/01/03....................................      97,495
                                                                ----------
                                                                   259,511
                                                                ----------
            U.S TREASURY BILLS -- 8.2%
 +250,000   0.88% due 07/17/03................................     249,902
                                                                ----------
            Total short-term securities.......................  $1,270,952
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations (cost
  $308,911).......................................    10.1%  $  309,582
Common stocks (cost $5,618).......................     0.2        5,908
Total convertible bonds (cost $7,313).............     0.3        7,648
Total corporate notes (cost $916,763).............    31.5      963,655
Total foreign/yankee bonds & notes (cost
  $380,057).......................................    12.3      375,554
Total municipal bonds (cost $15,200)..............     0.5       14,947
Total preferred stocks (cost $2,670)..............     0.1        3,605
Total US treasuries & federal agencies
  (cost $1,160,503)...............................    38.7    1,181,156
Total warrants ($97)..............................     0.0           --
Total short-term securities (cost $1,270,952).....    41.6    1,270,952
                                                    ------   ----------
Total investment in securities (total cost
  $4,068,084) -- including $746,281 of securities
  loaned (See Note 2(i))..........................   135.3    4,133,007
Cash, receivables and other assets................     3.3       98,796
Payable for securities purchased..................   (13.5)    (411,235)
Payable for Fund shares redeemed..................    (0.1)      (1,616)
Securities lending collateral payable to brokers
  (See Note 2(i)).................................   (24.9)    (761,539)
Payable for accounting services...................    (0.0)          (2)
Other liabilities.................................    (0.1)      (1,983)
                                                    ------   ----------
Net assets........................................   100.0%  $3,055,428
                                                    ======   ==========

The accompanying notes are an integral part of this financial statement.

 HARTFORD BOND HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
                                                                VALUE
                                                              ----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 5,000,000 shares
  authorized; 252,070 shares outstanding....................  $      252
Paid in capital.............................................   2,817,237
Accumulated net investment income...........................      55,304
Accumulated net realized gain on investments................     116,304
Unrealized appreciation on investments......................      64,923
Unrealized appreciation on forward foreign currency
  contracts (See Note 2(g)) @@@.............................       1,463
Unrealized depreciation on other assets and liabilities in
  foreign currencies........................................         (55)
                                                              ----------
Net assets..................................................  $3,055,428
                                                              ==========

Class IA
  Net asset value per share ($2,445,614 / 201,568
    shares outstanding) (4,400,000 shares
    authorized)...................................  $12.13
                                                    ======
Class IB
  Net asset value per share ($609,814 / 50,502
    shares outstanding) (600,000 shares
    authorized)...................................  $12.08
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $105,902 or 3.5% of net assets.

   ## Illiquid Securities. At June 30, 2003, the market value of these securities amounted to $3,727 or 0.1% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market values round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.
       EUR =Euro
       AUD = Australian Dollar

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
EURO (Sell)                    $74,150            $75,613          9/5/2003             $1,463
                                                                                        ======

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 96.8%
            BANKS -- 7.2%
   2,606    Bank One Corp. ...................................  $   96,872
   5,364    Citigroup, Inc. ..................................     229,592
  +1,250    Countrywide Credit Industries, Inc. ..............      86,963
     433    Federal Home Loan Mortgage Association............      21,999
     783    Federal National Mortgage Association.............      52,826
   1,000    Golden West Financial Corp. ......................      80,010
                                                                ----------
                                                                   568,262
                                                                ----------
            BUSINESS SERVICES -- 1.2%
  +2,500    Manpower, Inc. ...................................      92,725
                                                                ----------
            CHEMICALS -- 0.9%
  +1,679    Air Products & Chemicals, Inc. ...................      69,830
                                                                ----------
            COMMUNICATIONS -- 9.7%
    *256    NII Holdings, Inc. ...............................       9,797
*+18,400    Nextel Communications, Inc., Class A..............     332,673
*+40,000    Nortel Networks Corp. ............................     108,000
 *+2,250    QUALCOMM, Inc. ...................................      80,438
  *2,938    Scientific-Atlanta, Inc. .........................      70,051
  *3,534    Sony Corp., ADR...................................      98,949
 *+1,693    UTStarcom, Inc. ..................................      60,234
                                                                ----------
                                                                   760,142
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 4.8%
   1,386    3M Co. ...........................................     178,715
  *2,605    Cisco Systems, Inc. ..............................      43,484
    *900    Dell Computer Corp. ..............................      28,764
   1,497    International Business Machines Corp. ............     123,478
                                                                ----------
                                                                   374,441
                                                                ----------
            CONSTRUCTION -- 1.4%
   4,897    Halliburton Co. ..................................     112,640
                                                                ----------
            CONSUMER NON-DURABLES -- 6.4%
  +2,167    Cardinal Health, Inc. ............................     139,351
  +5,085    McKesson Corp. ...................................     181,741
  +9,485    Tyco International Ltd. ..........................     180,025
                                                                ----------
                                                                   501,117
                                                                ----------
            DRUGS -- 6.7%
  *2,000    Andrx Group.......................................      39,800
  *1,575    Biovail Corp. ....................................      74,120
  *2,150    IVAX Corp. .......................................      38,378
  *3,000    King Pharmaceuticals, Inc. .......................      44,280
   5,000    Schering-Plough Corp. ............................      93,000
  +4,356    Shionogi & Co., Ltd. .............................      59,023
  +1,400    Teva Pharmaceutical Industries Ltd., ADR..........      79,702
 *+2,364    Watson Pharmaceuticals, Inc. .....................      95,443
                                                                ----------
                                                                   523,746
                                                                ----------
            ELECTRICAL EQUIPMENT -- 0.4%
 *+1,500    Thermo Electron Corp. ............................      31,530
                                                                ----------
            ELECTRONICS -- 5.8%
  *7,483    Flextronics International Ltd. ...................      77,753
  *1,810    Integrated Circuit Systems, Inc. .................      56,882
  *2,125    Novellus Systems, Inc. ...........................      77,820

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            ELECTRONICS -- (CONTINUED)
     550    Samsung Electronics Co., Ltd. ....................  $  163,457
 *46,515    Taiwan Semiconductor Manufacturing Co., Ltd. .....      76,607
                                                                ----------
                                                                   452,519
                                                                ----------
            ENERGY & SERVICES -- 8.9%
   2,403    Burlington Resources, Inc. .......................     129,919
  +2,500    Canadian Natural Resources Ltd. ..................      98,896
  +3,079    China Petroleum & Chemical Corp., H Shares, ADR...      74,353
   1,330    Peabody Energy Corp.  ............................      44,678
   4,851    Petroleo Brasileiro S.A., ADR.....................      86,150
  +9,500    Sasol Ltd., ADR...................................     107,160
  *2,108    Valero Energy Corp. ..............................      76,591
   4,101    XTO Energy, Inc. .................................      82,464
                                                                ----------
                                                                   700,211
                                                                ----------
            FOOD, BEVERAGE & TOBACCO -- 1.7%
   3,200    Bunge Ltd. .......................................      91,520
     835    Coca-Cola Co. (The)...............................      38,734
                                                                ----------
                                                                   130,254
                                                                ----------
            FOREST & PAPER PRODUCTS -- 2.5%
   1,488    Kimberly-Clark Corp. .............................      77,558
 *+9,000    Smurfit-Stone Container Corp. ....................     117,270
                                                                ----------
                                                                   194,828
                                                                ----------
            HEALTH SERVICES -- 1.0%
  +2,463    HCA, Inc. ........................................      78,908
                                                                ----------
            HOTELS & GAMING -- 0.3%
 *+1,450    Wynn Resorts Ltd. ................................      25,651
                                                                ----------
            INSURANCE -- 5.0%
   6,500    Ace Ltd. .........................................     222,885
    +548    Ambac Financial Group, Inc. ......................      36,318
   2,365    American International Group, Inc. ...............     130,474
                                                                ----------
                                                                   389,677
                                                                ----------
            MACHINERY -- 2.2%
  +2,376    Deere & Co. ......................................     108,601
  +2,752    Pall Corp. .......................................      61,925
                                                                ----------
                                                                   170,526
                                                                ----------
            MEDIA & ENTERTAINMENT -- 5.0%
  *2,912    Comcast Corp. ....................................      83,944
 *+5,106    Interactive Corp. ................................     202,056
  *9,427    Liberty Media Corp., Class A......................     108,978
                                                                ----------
                                                                   394,978
                                                                ----------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.2%
  *2,500    Baxter International, Inc. .......................      65,000
   2,467    Guidant Corp. ....................................     109,519
                                                                ----------
                                                                   174,519
                                                                ----------

            METALS, MINERALS & MINING -- 3.5%
  +3,400    Alcoa, Inc. ......................................      86,700
   1,796    Engelhard Corp. ..................................      44,484

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL APPRECIATION HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- (CONTINUED)
  +3,298    Freeport-McMoRan Copper & Gold, Inc., Class B.....  $   80,791
  +1,760    JSC Mining and Smelting Co., ADR..................      60,199
                                                                ----------
                                                                   272,174
                                                                ----------
            REAL ESTATE INVESTMENT TRUST -- 0.3%
     586    American Financial Realty Trust...................       8,730
    *361    iStar Financial, Inc. ............................      13,191
                                                                ----------
                                                                    21,921
                                                                ----------
            RETAIL -- 2.8%
   *+537    Cheesecake Factory, Inc. (The)....................      19,269
  +4,168    Gap, Inc. (The)...................................      78,195
  *2,668    McDonald's Corp. .................................      58,863
 *+1,830    Neiman Marcus Group, Inc. ........................      66,985
                                                                ----------
                                                                   223,312
                                                                ----------
            SOFTWARE & SERVICES -- 8.4%
*+10,200    AOL Time Warner, Inc. ............................     164,118
  *1,389    CheckFree Corp. ..................................      38,675
 *+3,800    Computer Sciences Corp. ..........................     144,856
   2,000    Microsoft Corp. ..................................      51,220
  +3,711    SAP AG, ADR.......................................     108,427
 *+5,990    VeriSign, Inc. ...................................      82,844
     *+4    Yahoo Japan Corp. ................................      72,121
  *8,400    i2 Technologies, Inc. ............................       8,484
                                                                ----------
                                                                   670,745
                                                                ----------
            TRANSPORTATION -- 5.9%
 +15,000    Bombardier, Inc. .................................      50,451
   2,176    CSX Corp. ........................................      65,482
   3,393    Delphi Corp. .....................................      29,283
   1,500    Exel PLC..........................................      15,396
     700    Northrop Grumman Corp. ...........................      60,403
    +950    Ryanair Holdings PLC, ADR.........................      42,655
  +3,300    Sabre Holdings Corp. .............................      81,345
   4,854    Toyota Motor Corp. ...............................     125,718
                                                                ----------
                                                                   470,733
                                                                ----------
            UTILITIES -- 2.6%
     900    FPL Group, Inc. ..................................      60,165
  +2,059    TXU Corp. ........................................      46,227
  *4,354    Waste Management, Inc. ...........................     104,890
                                                                ----------
                                                                   211,282
                                                                ----------
            Total common stocks...............................  $7,616,671
                                                                ==========
PRINCIPAL                                                        MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- 1.3%
            COMMUNICATIONS -- 1.3%
$ 60,300    Qwest Capital Funding, Inc. (B2 Moodys) 7.90% due
              08/15/10........................................  $   50,351
  60,300    Qwest Capital Funding, Inc. (Ba2 Moodys)
              7.25% due 02/15/11..............................      49,446
                                                                ----------
                                                                    99,797
                                                                ----------
            Total corporate notes.............................  $   99,797
                                                                ==========
 SHARES
---------
SHORT-TERM SECURITIES -- 9.9%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 8.1%
       1    Federated Prime Cash..............................  $        1
      12    Federated Prime Obligation........................          12
   9,890    Provident Temp Cash...............................       9,890
    @@--    Provident Temp Fund...............................          --
 307,575    Reserve Primary Fund..............................     307,575
      11    Scudder Money Market Fund.........................          11
 320,146    UBS Private Money Market Fund.....................     320,146
       2    UBS Select Money Market Fund......................           2
                                                                ----------
                                                                $  637,637
                                                                ----------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.8%
$139,895    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 07/01/03..............................     139,895
                                                                ----------
            Total short-term securities.......................  $  777,532
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $7,099,750)..........................   96.8%  $7,616,671
Total corporate notes (cost $79,991)...    1.3       99,797
Total short-term securities (cost
  $777,532)............................    9.9      777,532
                                         -----   ----------
Total investment in securities
  (total cost $7,957,273) -- including
  $609,082 of securities loaned
  (See Note 2(i))......................  108.0    8,494,000
Cash, receivables and other assets.....    0.4       28,762
Payable for securities purchased.......   (0.3)     (19,806)
Payable for Fund shares redeemed.......   (0.0)         (32)
Securities lending collateral payable
  to brokers (See Note 2(i))...........   (8.1)    (637,637)
Payable for accounting services........   (0.0)          (4)
Other liabilities......................   (0.0)        (853)
                                         -----   ----------
Net assets.............................  100.0%  $7,864,430
                                         =====   ==========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                  MARKET
                                                   VALUE
                                                -----------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  5,000,000 shares authorized; 217,619 shares
  outstanding................................   $       218
Paid in capital..............................     9,082,281
Accumulated net investment income............        33,284
Accumulated net realized loss on
  investments................................    (1,788,081)
Unrealized appreciation on investments.......       536,727
Unrealized appreciation on other assets and
  liabilities in foreign currencies..........             1
                                                -----------
Net assets...................................   $ 7,864,430
                                                ===========

Class IA
  Net asset value per share
    ($6,931,883 / 191,739 shares outstanding)
    (4,250,000 shares authorized)................   $36.15
                                                    ======
Class IB
  Net asset value per share
    ($932,547 / 25,880 shares outstanding)
    (750,000 shares authorized)..................   $36.03
                                                    ======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003. (See
       Note 2(i)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market values round to zero.


The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 96.8%
            APPAREL & TEXTILE -- 0.2%
    1       Liz Claiborne, Inc. ..............................  $    36
                                                                -------
            BANKS -- 8.0%
    3       Bank of New York Co., Inc. (The)..................       73
   11       Citigroup, Inc. ..................................      489
    2       Federal Home Loan Mortgage Association ...........       93
    1       Federal National Mortgage Association.............       82
    5       Fleet Boston Financial Corp. .....................      150
   12       Mellon Financial Corp. ...........................      337
    4       Morgan (J.P.) Chase & Co. ........................      125
    2       SLM Corp. ........................................       75
                                                                -------
                                                                  1,424
                                                                -------
            BUSINESS SERVICES -- 0.7%
   *2       Accenture Ltd. ...................................       37
  *+3       Lamar Advertising Co., Class A....................       92
                                                                -------
                                                                    129
                                                                -------
            CHEMICALS -- 0.8%
    4       Lyondell Chemical Co. ............................       51
    1       Praxair, Inc. ....................................       87
                                                                -------
                                                                    138
                                                                -------
            COMMUNICATIONS -- 7.9%
    7       AT&T Corp. .......................................      130
  *59       AT&T Wireless Services, Inc. .....................      485
   *4       Advanced Digital Information Corp. ...............       62
    1       QUALCOMM, Inc. ...................................       18
    4       SBC Communications, Inc. .........................       95
  *13       Sprint PCS Group..................................       73
    4       Telephone and Data Systems, Inc. .................      209
    8       Verizon Communications, Inc. .....................      320
 *@@4       Winstar Communications, Inc. .....................       --
                                                                -------
                                                                  1,392
                                                                -------
            COMPUTERS & OFFICE EQUIPMENT -- 2.7%
  *15       Cisco Systems, Inc. ..............................      258
   *1       Dell Computer Corp. ..............................       44
    2       International Business Machines Corp. ............      182
                                                                -------
                                                                    484
                                                                -------
            CONSUMER DURABLES -- 0.9%
  *11       Owens-Illinois, Inc. .............................      151
                                                                -------
            CONSUMER NON-DURABLES -- 2.3%
    2       Avon Products, Inc. ..............................      106
   16       Tyco International Ltd. ..........................      301
                                                                -------
                                                                    407
                                                                -------
            DRUGS -- 10.8%
    3       Abbott Laboratories...............................      124
   *3       Amgen, Inc. ......................................      179
    3       Eli Lilly & Co. ..................................      235
   *2       Genentech, Inc. ..................................      133
   *1       Genzyme Corp. ....................................       61
   *1       IDEC Pharmaceuticals Corp. .......................       25
   *3       Merck & Co., Inc. ................................      155

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            DRUGS -- (CONTINUED)
   17       Pfizer, Inc. .....................................  $   565
   18       Schering-Plough Corp. ............................      328
    3       Wyeth.............................................      116
                                                                -------
                                                                  1,921
                                                                -------
            ELECTRICAL EQUIPMENT -- 0.3%
    1       Danaher Corp. ....................................       61
                                                                -------
            ELECTRONICS -- 4.3%
   *4       Analog Devices, Inc. .............................      152
   10       General Electric Co. .............................      285
    2       Linear Technology Corp. ..........................       70
    2       Maxim Integrated Products, Inc. ..................       67
   *3       Novellus Systems, Inc. ...........................       99
    1       STMicroelectronics N.V. ..........................       24
    4       Texas Instruments, Inc. ..........................       66
                                                                -------
                                                                    763
                                                                -------
            ENERGY & SERVICES -- 6.7%
   *3       BJ Services Co. ..................................      121
    2       BP Amoco PLC, ADR.................................       95
    2       ConocoPhillips....................................       91
    3       Devon Energy Corp. ...............................      179
    8       GlobalSantaFe Corp. ..............................      184
   *7       Noble Corp. ......................................      243
    4       Occidental Petroleum Corp. .......................      136
    3       Schlumberger Ltd. ................................      145
                                                                -------
                                                                  1,194
                                                                -------
            FINANCIAL SERVICES -- 2.9%
    2       Goldman Sachs Group, Inc. (The)...................      133
    8       Merrill Lynch & Co., Inc. ........................      373
                                                                -------
                                                                    506
                                                                -------
            FOOD, BEVERAGE & TOBACCO -- 0.6%
    2       PepsiCo., Inc. ...................................      107
                                                                -------
            FOREST & PAPER PRODUCTS -- 1.8%
    3       Bowater, Inc. ....................................      113
    2       Kimberly-Clark Corp. .............................      104
   *7       Smurfit-Stone Container Corp. ....................       94
                                                                -------
                                                                    311
                                                                -------
            HEALTH SERVICES -- 0.1%
   *2       Tenet Healthcare Corp. ...........................       20
                                                                -------
            HOTELS & GAMING -- 1.3%
    7       Hilton Hotels Corp. ..............................       86
*@@--       MGM Grand, Inc. ..................................       11
   *4       Starwood Hotels & Resorts Worldwide, Inc. ........      126
                                                                -------
                                                                    223
                                                                -------
            INSURANCE -- 6.3%
    4       Ace Ltd. .........................................      135
    6       Allstate Corp. (The) .............................      204
    1       American International Group, Inc. ...............       62
   *1       Chubb Corp. (The) ................................       73
    2       Marsh & McLennan Cos., Inc. ......................       94
    2       Nationwide Financial Services, Inc. ..............       61

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            INSURANCE -- (CONTINUED)
   19       Travelers Property Casualty Corp., Class A........  $   307
    6       UnumProvident Corp. ..............................       79
    1       XL Capital Ltd., Class A..........................      101
                                                                -------
                                                                  1,116
                                                                -------
            MACHINERY -- 0.8%
   *3       Cooper Cameron Corp. .............................      138
                                                                -------
            MEDIA & ENTERTAINMENT -- 8.2%
   *1       Avid Technology, Inc. ............................       21
   *2       COX Communications, Inc. .........................       62
    3       Clear Channel Communications, Inc. ...............      117
  *11       Comcast Corp. ....................................      321
   *3       EchoStar Communications Corp., Class A ...........       93
    3       New York Times Co. (The), Class A ................      121
 @@--       Scripps (E.W.) Co. (The), Class A.................       36
    2       Tribune Co. ......................................       84
  *10       Viacom, Inc., Class B.............................      449
   *3       Walt Disney Co. (The).............................       65
   *3       Westwood One, Inc. ...............................       89
                                                                -------
                                                                  1,458
                                                                -------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.9%
   *5       Baxter International, Inc. .......................      131
    2       Johnson & Johnson.................................      112
    2       Medtronic, Inc. ..................................       88
                                                                -------
                                                                    331
                                                                -------
            METALS, MINERALS & MINING -- 1.2%
    8       Alcoa, Inc. ......................................      205
                                                                -------
            RETAIL -- 12.4%
   *5       Aramark Corp. ....................................      111
   *1       Brinker International, Inc. ......................       46
    2       CVS Corp. ........................................       63
    1       Gap, Inc. (The)...................................       14
    9       Home Depot, Inc. (The)............................      305
   *2       Kohl's Corp. .....................................       92
  *14       Kroger Co. (The)..................................      229
    5       Limited Brands, Inc. .............................       80
   *7       McDonald's Corp. .................................      152
    2       Outback Steakhouse, Inc. .........................       94
    4       Pier 1 Imports, Inc. .............................       83
   13       Sears, Roebuck and Co. ...........................      424
   *3       Staples, Inc. ....................................       51
*@@--       Starbucks Corp....................................        2

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            RETAIL -- (CONTINUED)
    2       TJX Cos., Inc. (The)..............................  $    37
    3       Target Corp. .....................................       97
    4       Wal-Mart Stores, Inc. ............................      234
   *3       Williams-Sonoma, Inc. ............................       78
                                                                -------
                                                                  2,192
                                                                -------
            RUBBER & PLASTICS PRODUCTS -- 0.2%
    1       Reebok International Ltd. ........................       36
                                                                -------
            SOFTWARE & SERVICES -- 9.4%
  *11       AOL Time Warner, Inc. ............................      184
   *1       Affiliated Computer Services, Inc., Class A.......       32
   *2       BEA Systems, Inc. ................................       22
   *6       BISYS Group, Inc. (The)...........................      110
   *4       Cadence Design Systems, Inc. .....................       48
   *2       DST Systems, Inc. ................................       59
    2       First Data Corp. .................................       90
   21       Microsoft Corp. ..................................      541
  *13       Networks Associates, Inc. ........................      164
  *10       Oracle Corp. .....................................      121
   *2       PeopleSoft, Inc. .................................       43
   *3       SunGard Data Systems, Inc. .......................       90
*@@--       Symantec Corp. ...................................        7
   *6       VERITAS Software Corp. ...........................      169
                                                                -------
                                                                  1,680
                                                                -------
            TRANSPORTATION -- 0.4%
 @@--       FedEx Corp. ......................................       26
    1       United Parcel Service, Inc. ......................       59
                                                                -------
                                                                     85
                                                                -------
            UTILITIES -- 3.7%
  *43       Calpine Corp. ....................................      283
    4       Duke Energy Corp. ................................       85
    7       NiSource, Inc. ...................................      138
    7       TXU Corp. ........................................      160
                                                                -------
                                                                    666
                                                                -------
            Total common stocks...............................  $17,174
                                                                =======
SHORT-TERM SECURITIES -- 5.0%
            INVESTMENT COMPANIES -- 5.0%
  893       SSgA Money Market Fund............................  $   893
                                                                -------
            Total short-term securities.......................  $   893
                                                                =======

The accompanying notes are an integral part of this financial statement.

 HARTFORD CAPITAL OPPORTUNITIES HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $16,167).......   96.8%  $ 17,174
Total short-term securities (cost
  $893)..................................    5.0        893
                                           -----   --------
Total investment in securities (total
  cost $17,060)..........................  101.8     18,067
Cash, receivables and other assets.......    0.4         60
Payable for securities purchased.........   (1.7)      (308)
Payable for Fund shares redeemed.........   (0.4)       (66)
Dividend payable.........................   (0.0)        (2)
Other liabilities........................   (0.1)        (9)
                                           -----   --------
Net assets...............................  100.0%  $ 17,742
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  500,000 shares authorized; 3,068 shares
  outstanding...................................  $      3
Paid in capital.................................    30,060
Accumulated net investment income...............        25
Accumulated net realized loss on investments....   (13,353)
Unrealized appreciation on investments..........     1,007
                                                  --------
Net assets......................................  $ 17,742
                                                  ========
Class IA
  Net asset value per share ($17,742 / 3,068
    shares outstanding) (500,000 shares
    authorized).................................     $5.78
                                                     =====


    *  Non-income producing during the period.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market values round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 95.9%
            APPAREL & TEXTILE -- 1.5%
    *+206   Coach, Inc. ......................................  $ 10,251
                                                                --------
            BANKS -- 8.6%
      164   Bank of America Corp..............................    12,985
      455   Citigroup, Inc. ..................................    19,486
      465   Credit Suisse Group...............................    12,240
     +222   Deutsche Bank AG..................................    14,373
                                                                --------
                                                                  59,084
                                                                --------
            BUSINESS SERVICES -- 2.4%
     *907   Cendant Corp. ....................................    16,607
                                                                --------
            CHEMICALS -- 0.7%
     @@--   Air Liquids S.A. .................................        --
      110   du Pont (E.I.) de Nemours & Co. ..................     4,585
                                                                --------
                                                                   4,585
                                                                --------
            COMMUNICATIONS -- 13.3%
   +2,845   Alcatel S.A. .....................................    25,648
        1   DDI Corp. ........................................     2,715
   +1,389   Deutsche Telekom AG...............................    21,198
      399   Nokia Oyj.........................................     6,575
      122   QUALCOMM, Inc. ...................................     4,365
   11,665   Vodafone Group PLC................................    22,810
   *1,209   Wanadoo...........................................     8,097
                                                                --------
                                                                  91,408
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 5.0%
     *677   Cisco Systems, Inc. ..............................    11,291
     *553   Dell Computer Corp. ..............................    17,661
       49   International Game Technology.....................     5,045
                                                                --------
                                                                  33,997
                                                                --------
            CONSTRUCTION -- 0.2%
      +19   Lennar Corp., Class A.............................     1,343
                                                                --------
            CONSUMER DURABLES -- 0.4%
      +53   LVMH Moet Hennessy Louis Vuitton S.A..............     2,624
                                                                --------
            CONSUMER NON-DURABLES -- 3.7%
      244   Cardinal Health, Inc. ............................    15,657
      307   Gillette Co. (The)................................     9,771
                                                                --------
                                                                  25,428
                                                                --------
            DRUGS -- 9.3%
       44   AstraZeneca PLC...................................     1,720
      154   Aventis S.A. .....................................     8,461
      *33   Barr Laboratories, Inc. ..........................     2,168
      178   Eli Lilly & Co. ..................................    12,295
     *230   IDEC Pharmaceuticals Corp. .......................     7,813
      627   Pfizer, Inc. .....................................    21,396
      184   Schering-Plough Corp. ............................     3,426
     +117   Teva Pharmaceutical Industries Ltd., ADR..........     6,672
                                                                --------
                                                                  63,951
                                                                --------
            EDUCATION -- 2.0%
     *227   Apollo Group, Inc. ...............................    14,032
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ELECTRONICS -- 5.1%
     *369   Altera Corp. .....................................  $  6,055
      *80   Analog Devices, Inc. .............................     2,835
      @88   Samsung Electronics Co. Ltd., GDR.................    13,147
     +469   Sony Corp. .......................................    13,202
                                                                --------
                                                                  35,239
                                                                --------
            ENERGY & SERVICES -- 3.3%
       48   Burlington Resources, Inc. .......................     2,574
      276   Exxon Mobil Corp. ................................     9,908
       65   TotalFinaElf S.A., B Shares.......................     9,868
                                                                --------
                                                                  22,350
                                                                --------
            FINANCIAL SERVICES -- 3.8%
     +397   AXA...............................................     6,162
     @@--   Haw Par Corp. Ltd.................................        --
      222   Merrill Lynch & Co., Inc. ........................    10,341
    2,422   Nikko Cordial Corp. ..............................     9,722
                                                                --------
                                                                  26,225
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 4.5%
      214   Altria Group, Inc. ...............................     9,738
    1,179   Imperial Tobacco Group PLC........................    21,061
                                                                --------
                                                                  30,799
                                                                --------
            INSURANCE -- 2.8%
      121   Allianz AG........................................    10,074
      *55   Anthem, Inc. .....................................     4,228
      271   ING Group N.V. ...................................     4,705
                                                                --------
                                                                  19,007
                                                                --------
            MACHINERY -- 1.4%
     *622   Applied Materials, Inc. ..........................     9,868
                                                                --------
            MEDIA & ENTERTAINMENT -- 8.8%
      186   Clear Channel Communications, Inc. ...............     7,893
     *169   EchoStar Communications Corp., Class A............     5,861
    *+457   Interactive Corp. ................................    18,068
    *+196   Univision Communications, Inc. ...................     5,961
      *49   Viacom, Inc., Class B.............................     2,135
   +1,112   Vivendi S.A. .....................................    20,245
                                                                --------
                                                                  60,163
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.0%
      273   Guidant Corp. ....................................    12,132
      *29   Medtronic, Inc. ..................................     1,372
                                                                --------
                                                                  13,504
                                                                --------
            METALS, MINERALS & MINING -- 0.5%
      @47   Lukoil Holdings ADR...............................     3,681
                                                                --------
            RETAIL -- 6.9%
    *+190   Amazon.com, Inc. .................................     6,944
      507   Gap, Inc. (The)...................................     9,519
       41   Home Depot, Inc. .................................     1,377
    2,129   Kingfisher PLC....................................     9,740
       12   Wal-Mart Stores, Inc. ............................       628
     *182   eBay, Inc. .......................................    18,940
                                                                --------
                                                                  47,148
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- 6.6%
      243   First Data Corp. .................................  $ 10,066
      340   Microsoft Corp. ..................................     8,707
      *31   Symantec Corp. ...................................     1,355
      *+1   Yahoo Japan Corp. ................................    13,658
     *346   Yahoo!, Inc. .....................................    11,322
                                                                --------
                                                                  45,108
                                                                --------
            TRANSPORTATION -- 3.1%
      216   BMW AG............................................     8,290
   *4,828   British Airways PLC...............................    12,069
       22   FedEx Corp. ......................................     1,377
                                                                --------
                                                                  21,736
                                                                --------
            Total common stocks...............................  $658,138
                                                                ========
SHORT-TERM SECURITIES -- 17.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 14.5%
   99,642   State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 99,642
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 3.1%
$  21,293   Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 07/01/03....................................    21,293
                                                                --------
            Total short-term securities.......................  $120,935
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $567,336)......   95.9%  $658,138
Total short-term securities (cost $120,93
  5).....................................   17.6    120,935
                                           -----   --------
Total investment in securities (total
  cost $688,271) -- including $95,516 of
  securities loaned (See Note 2(i))......  113.5    779,073
Cash, receivables and other assets.......    3.2     22,252
Payable for securities purchased.........   (2.2)   (14,995)
Securities lending collateral payable to
  brokers (See Note 2(i))................  (14.5)   (99,642)
Other liabilities........................   (0.0)       (59)
                                           -----   --------
Net assets...............................  100.0%  $686,629
                                           =====   ========

                                                  MARKET
                                                   VALUE
                                                 ---------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  3,400,000 shares authorized; 52,598 shares
  outstanding..................................  $      53
Paid in capital................................    881,957
Accumulated net investment income..............      3,415
Accumulated net realized loss on investments...   (289,598)
Unrealized appreciation on investments.........     90,802
Unrealized depreciation on forward foreign
  currency contracts (See Note 2(g))@@@........         (1)
Unrealized appreciation on other assets and
  liabilities in foreign currencies............          1
                                                 ---------
Net assets.....................................  $ 686,629
                                                 =========
Class IA
  Net asset value per share ($604,372 / 46,265
    shares outstanding) (3,200,000 shares
    authorized)................................     $13.06
                                                    ------
                                                    ------
Class IB
  Net asset value per share ($82,257 / 6,333
    shares outstanding) (200,000) shares
    authorized)................................     $12.99
                                                    ------
                                                    ------

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003. (See
       Note 2(i)).

    @ Securities Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $16,828 or 2.5% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market values round to zero.

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2003

                                                                                       DELIVERY
                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Sell)            $1,035             $1,043          07/01/2003            $ 8
British Pound (Sell)             1,311              1,315          07/03/2003              4
EURO (Sell)                      1,850              1,843          07/01/2003             (7)
EURO (Sell)                      1,894              1,888          07/02/2003             (6)
                                                                                         ---
                                                                                         $(1)
                                                                                         ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH AND INCOME HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 95.4%
            BANKS -- 13.4%
    263     Bank One Corp. ...................................  $  9,778
    120     Bank of America Corp. ............................     9,476
    103     Capital One Financial Corp. ......................     5,066
    640     Citigroup, Inc. ..................................    27,382
    100     Federal Home Loan Mortgage Association............     5,067
    141     Federal National Mortgage Association.............     9,516
     90     Golden West Financial Corp. ......................     7,225
    119     KeyCorp. .........................................     3,010
    161     UnionBanCal Corp. ................................     6,648
                                                                --------
                                                                  83,168
                                                                --------
            BUSINESS SERVICES -- 1.4%
    108     Fluor Corp. ......................................     3,640
     74     Omnicom Group, Inc. ..............................     5,281
                                                                --------
                                                                   8,921
                                                                --------
            CHEMICALS -- 1.2%
     77     Avery Dennison Corp. .............................     3,860
    120     Rohm & Haas Co. ..................................     3,736
                                                                --------
                                                                   7,596
                                                                --------
            COMMUNICATIONS -- 4.6%
    305     AT& T Corp. ......................................     5,871
   *284     Citizens Communications Co. ......................     3,659
   *363     Nextel Communications, Inc., Class A..............     6,568
   *637     Qwest Communications International, Inc. .........     3,046
    229     SBC Communications, Inc. .........................     5,861
     97     Verizon Communications, Inc. .....................     3,811
                                                                --------
                                                                  28,816
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 6.8%
   *926     Cisco Systems, Inc. ..............................    15,451
   *138     Dell Computer Corp. ..............................     4,422
    197     International Business Machines Corp. ............    16,236
    *45     Lexmark International, Inc. ......................     3,199
     74     Pitney Bowes, Inc. ...............................     2,823
                                                                --------
                                                                  42,131
                                                                --------
            CONSUMER DURABLES -- 0.5%
     38     Johnson Controls, Inc. ...........................     3,278
                                                                --------
            CONSUMER NON-DURABLES -- 6.1%
     88     Eastman Kodak Co. ................................     2,401
     59     Gillette Co. (The)................................     1,883
   *273     Mattel, Inc. .....................................     5,169
    180     McKesson Corp. ...................................     6,426
    152     Procter & Gamble Co. (The)........................    13,546
     91     Supervalu, Inc. ..................................     1,949
    339     Tyco International Ltd. ..........................     6,429
                                                                --------
                                                                  37,803
                                                                --------
            DRUGS -- 10.2%
    175     Abbott Laboratories...............................     7,667
    *61     Biogen, Inc. .....................................     2,326
    *51     Cephalon, Inc. ...................................     2,099

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            DRUGS -- (CONTINUED)
    129     Eli Lilly & Co. ..................................  $  8,865
   *172     Genzyme Corp. ....................................     7,198
    186     Merck & Co., Inc. ................................    11,250
    382     Pfizer, Inc. .....................................    13,032
    566     Schering-Plough Corp. ............................    10,526
                                                                --------
                                                                  62,963
                                                                --------
            ELECTRONICS -- 5.0%
   *109     Analog Devices, Inc. .............................     3,809
    363     General Electric Co. .............................    10,403
    279     Intel Corp. ......................................     5,797
   *152     National Semiconductor Corp. .....................     3,003
    463     Texas Instruments, Inc. ..........................     8,149
                                                                --------
                                                                  31,161
                                                                --------
            ENERGY & SERVICES -- 5.1%
    106     Burlington Resources, Inc. .......................     5,715
     44     ChevronTexaco Corp. ..............................     3,198
    126     ConocoPhillips....................................     6,894
    285     Exxon Mobil Corp. ................................    10,245
     72     Marathon Oil Corp. ...............................     1,900
    127     Unocal Corp. .....................................     3,638
                                                                --------
                                                                  31,590
                                                                --------
            FINANCIAL SERVICES -- 2.4%
    209     Merrill Lynch & Co., Inc. ........................     9,737
    124     Morgan Stanley Dean Witter & Co. .................     5,280
                                                                --------
                                                                  15,017
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 6.4%
    305     Altria Group, Inc. ...............................    13,872
    184     Kraft Foods, Inc. ................................     5,992
    173     Pepsi Bottling Group, Inc. (The)..................     3,461
    249     PepsiCo., Inc. ...................................    11,093
    268     Sara Lee Corp. ...................................     5,049
                                                                --------
                                                                  39,467
                                                                --------
            FOREST & PAPER PRODUCTS -- 0.6%
     68     Weyerhaeuser Co. .................................     3,694
                                                                --------
            INSURANCE -- 6.0%
     65     Ambac Financial Group, Inc. ......................     4,303
     87     American International Group, Inc. ...............     4,799
    *49     Anthem, Inc. .....................................     3,788
    119     MBIA, Inc. .......................................     5,811
    196     St. Paul Cos., Inc. (The).........................     7,152
    *63     Wellpoint Health Networks, Inc. ..................     5,294
     71     XL Capital Ltd., Class A..........................     5,926
                                                                --------
                                                                  37,073
                                                                --------
            MACHINERY -- 1.7%
      1     Graco, Inc. ......................................        29
    151     United Technologies Corp. ........................    10,717
                                                                --------
                                                                  10,746
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH AND INCOME HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            MEDIA & ENTERTAINMENT -- 3.1%
   *128     Comcast Corp. ....................................  $  3,676
   *128     Comcast Corp., Class A............................     3,853
     77     Gannett Co., Inc. ................................     5,899
  *+142     Interactive Corp. ................................     5,611
                                                                --------
                                                                  19,039
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 1.9%
    128     Becton, Dickinson & Co. ..........................     4,981
    148     Guidant Corp. ....................................     6,552
                                                                --------
                                                                  11,533
                                                                --------
            METALS, MINERALS & MINING -- 0.5%
    127     Engelhard Corp. ..................................     3,146
                                                                --------
            RETAIL -- 5.3%
    *24     AutoZone, Inc. ...................................     1,838
    *73     Bed Bath & Beyond, Inc. ..........................     2,825
     69     Family Dollar Stores, Inc. .......................     2,636
     85     Federated Department Stores, Inc. ................     3,147
    312     Gap, Inc. (The)...................................     5,846
    103     Home Depot, Inc. (The)............................     3,396
    126     Lowe's Cos., Inc. ................................     5,433
     93     Target Corp. .....................................     3,508
     79     Wal-Mart Stores, Inc. ............................     4,222
                                                                --------
                                                                  32,851
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 0.6%
     64     NIKE, Inc., Class B...............................     3,418
                                                                --------
            SOFTWARE & SERVICES -- 6.9%
     79     Adobe Systems, Inc. ..............................     2,524
    *89     Computer Sciences Corp. ..........................     3,377
    288     First Data Corp. .................................    11,950
    982     Microsoft Corp. ..................................    25,152
                                                                --------
                                                                  43,003
                                                                --------
            TRANSPORTATION -- 3.3%
    158     CSX Corp. ........................................     4,739
    141     FedEx Corp. ......................................     8,759
     94     General Dynamics Corp. ...........................     6,793
                                                                --------
                                                                  20,291
                                                                --------
            UTILITIES -- 2.4%
    192     Exelon Corp. .....................................    11,504
      4     PPL Corp. ........................................       185
     71     Pinnacle West Capital Corp. ......................     2,648
                                                                --------
                                                                  14,337
                                                                --------
            Total common stocks...............................  $591,042
                                                                ========
SHORT-TERM SECURITIES -- 5.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.8%
  4,920     Boston Global Investment Trust....................  $  4,920
                                                                --------

PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 4.2%
 $26,328    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 07/01/03..............................    26,328
                                                                --------
            Total short-term securities.......................  $ 31,248
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $579,333). ....   95.4%  $591,042
Total short-term securities (cost
  $31,248)...............................    5.0     31,248
                                           -----   --------
Total investment in securities
  (total cost $610,581) -- including
  $4,786 of securities loaned (See Note
  2(i))..................................  100.4    622,290
Cash, receivables and other assets.......    4.9     30,535
Payable for securities purchased.........   (4.5)   (28,032)
Securities lending collateral payable to
  brokers (See Note 2(i))................   (0.8)    (4,920)
Other liabilities........................   (0.0)       (40)
                                           -----   --------
Net assets...............................  100.0%  $619,833
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  3,500,000 shares authorized; 64,455 shares
  outstanding..................................  $      64
Paid in capital................................    801,725
Accumulated net investment income..............      2,507
Accumulated net realized loss on investments...   (196,080)
Unrealized appreciation on investments.........     11,709
Unrealized depreciation on futures
  contracts ++...............................        (92)
                                                 ---------
Net assets.....................................  $ 619,833
                                                 =========

Class IA
  Net asset value per share ($526,066 / 54,655
    shares outstanding) (3,300,000 shares
    authorized)....................................  $9.63
                                                     =====
Class IB
  Net asset value per share ($93,767 / 9,800 shares
    outstanding) (200,000 shares authorized).......  $9.57
                                                     =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

   ++ The Fund had 75 Standard & Poor's 500 September 2003 Futures contracts open as of June 30, 2003. These contracts had a value of $18,249 as of June 30, 2003 and were collateralized by $1,069 of cash.

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 96.2%
            APPAREL & TEXTILE -- 2.9%
 +2,809     Burberry Group PLC................................  $ 11,495
   *106     Coach, Inc. ......................................     5,267
                                                                --------
                                                                  16,762
                                                                --------
            BANKS -- 2.5%
     81     Federal Home Loan Mortgage Association............     4,123
    155     Federal National Mortgage Association.............    10,429
                                                                --------
                                                                  14,552
                                                                --------
            BUSINESS SERVICES -- 4.2%
   *238     Accenture Ltd. ...................................     4,300
 *1,116     Cendant Corp. ....................................    20,441
                                                                --------
                                                                  24,741
                                                                --------
            COMMUNICATIONS -- 8.0%
 *1,183     American Tower Corp., Class A.....................    10,472
   *568     Citizens Communications Co. ......................     7,318
   *278     Crown Castle International Corp. .................     2,159
    160     Global Payments, Inc. ............................     5,666
    222     Nokia Corp., ADR..................................     3,643
    160     QUALCOMM, Inc. ...................................     5,734
    210     Sony Corp., ADR...................................     5,861
   +292     Vodafone Group PLC, ADR...........................     5,720
                                                                --------
                                                                  46,573
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 1.6%
   *296     Dell Computer Corp. ..............................     9,451
                                                                --------
            CONSTRUCTION -- 2.4%
     89     Lennar Corp., Class A.............................     6,385
    126     Pulte Corp. ......................................     7,794
                                                                --------
                                                                  14,179
                                                                --------
            CONSUMER NON-DURABLES -- 6.0%
     94     AmerisourceBergen Corp. ..........................     6,505
    135     Cardinal Health, Inc. ............................     8,723
   *462     Fossil, Inc. .....................................    10,885
    250     McKesson Corp. ...................................     8,924
                                                                --------
                                                                  35,037
                                                                --------
            CONSUMER SERVICES -- 0.8%
   *192     FTI Consulting, Inc. .............................     4,787
                                                                --------
            DRUGS -- 15.1%
    130     Abbott Laboratories...............................     5,702
    168     AstraZeneca PLC, ADR..............................     6,853
   *162     Cephalon, Inc. ...................................     6,651
     86     Eli Lilly & Co. ..................................     5,941
   *151     Forest Laboratories, Inc. ........................     8,284
   *149     Genzyme Corp. ....................................     6,224
    *86     Gilead Sciences, Inc. ............................     4,797
    *75     IDEC Pharmaceuticals Corp. .......................     2,564
    125     Medicines Co. (The)...............................     2,467
    389     Millennium Pharmaceuticals, Inc. .................     6,114
  *+109     NPS Pharmaceuticals, Inc. ........................     2,646

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            DRUGS -- (CONTINUED)
    *54     Neurocrine Biosciences, Inc. .....................  $  2,677
    585     Schering-Plough Corp. ............................    10,874
   +590     Serono S.A., ADR..................................     8,585
   *197     Watson Pharmaceuticals, Inc. .....................     7,969
                                                                --------
                                                                  88,348
                                                                --------
            EDUCATION -- 4.4%
   *144     Apollo Group, Inc. ...............................     8,875
    *66     Career Education Corp. ...........................     4,509
   *120     Education Management Corp. .......................     6,387
     76     Strayer Education, Inc. ..........................     5,988
                                                                --------
                                                                  25,759
                                                                --------
            ELECTRONICS -- 3.8%
   +324     ASM Lithography Holding N.V. .....................     3,094
   *235     Altera Corp. .....................................     3,846
    *81     Analog Devices, Inc. .............................     2,834
   *242     Intersil Holding Corp. ...........................     6,442
   *580     Taiwan Semiconductor Manufacturing Co., Ltd.,
              ADR ............................................     5,845
                                                                --------
                                                                  22,061
                                                                --------
            ENERGY & SERVICES -- 3.7%
    254     Arch Coal, Inc. ..................................     5,844
    193     EOG Resources, Inc. ..............................     8,067
    387     XTO Energy, Inc. .................................     7,787
                                                                --------
                                                                  21,698
                                                                --------
            FINANCIAL SERVICES -- 0.9%
   *114     Blackrock, Inc. ..................................     5,135
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 5.1%
    195     Altria Group, Inc. ...............................     8,856
    203     Bunge Ltd. .......................................     5,804
   *305     Constellation Brands, Inc. .......................     9,568
    123     General Mills, Inc. ..............................     5,850
                                                                --------
                                                                  30,078
                                                                --------
            HEALTH SERVICES -- 2.8%
   *402     Edwards Lifesciences Corp. .......................    12,930
 *2,927     Human Genome Sciences, Inc. ......................     3,559
                                                                --------
                                                                  16,489
                                                                --------
            HOTELS & GAMING -- 0.6%
  *+200     Wynn Resorts, Ltd. ...............................     3,534
                                                                --------
            INSURANCE -- 1.0%
    *74     Anthem, Inc. .....................................     5,740
                                                                --------
            MEDIA & ENTERTAINMENT -- 4.3%
    115     Blockbuster, Inc., Class A........................     1,944
   *149     Cumulus Media, Inc. ..............................     2,815
   *450     Hollywood Entertainment Corp. ....................     7,742
   +315     Interactive Corp. ................................    12,480
                                                                --------
                                                                  24,981
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.3%
    156     DENTSPLY International, Inc. .....................  $  6,393
    217     Guidant Corp......................................     9,624
   *433     Viasys Healthcare, Inc. ..........................     8,967
                                                                --------
                                                                  24,984
                                                                --------
            METALS, MINERALS & MINING -- 1.0%
    185     Precision Castparts Corp. ........................     5,754
                                                                --------
            RESEARCH & TESTING FACILITIES -- 1.9%
   *143     Amylin Pharmaceuticals, Inc. .....................     3,130
   *145     Applera Corp. Celera Genomics Group ..............     1,495
     67     Moody's Corp. ....................................     3,526
   *168     Telik, Inc., ADR..................................     2,695
                                                                --------
                                                                  10,846
                                                                --------
            RETAIL -- 7.8%
   *100     Advance Auto Parts, Inc. .........................     6,066
   *308     American Eagle Outfitters, Inc. ..................     5,651
    597     Gap, Inc. (The)...................................    11,213
    191     Michaels Stores, Inc. ............................     7,266
   *251     Pacific Sunwear of California, Inc. ..............     6,037
   *109     RARE Hospitality International, Inc. .............     3,552
    *55     eBay, Inc. .......................................     5,699
                                                                --------
                                                                  45,484
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 0.8%
    148     Reebok International Ltd. ........................     4,971
                                                                --------
            SOFTWARE & SERVICES -- 7.4%
   *114     Alliance Data Systems Corp. ......................     2,672
   *233     CheckFree Corp. ..................................     6,476
   *149     Cognos, Inc. .....................................     4,028
    136     First Data Corp. .................................     5,623
    343     Microsoft Corp. ..................................     8,763
   *282     PeopleSoft, Inc. .................................     4,967
   *423     VeriSign, Inc. ...................................     5,847
   *153     Yahoo!, Inc. .....................................     5,022
                                                                --------
                                                                  43,398
                                                                --------
            TRANSPORTATION -- 2.9%
   *162     JetBlue Airways Corp. ............................     6,836
  *+237     Ryanair Holdings PLC, ADR.........................    10,634
                                                                  17,470
                                                                --------
            Total common stocks...............................  $562,812
                                                                ========
                                                                MARKET
SHARES                                                          VALUE
---------                                                       --------
SHORT-TERM SECURITIES -- 9.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 8.0%
 46,863     Boston Global Investment Trust....................  $ 46,863
                                                                --------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.5%
 $8,884     Joint Repurchase Agreement (See Note 2(d))
              1.10% due 07/01/03..............................     8,884
                                                                --------
            Total short-term securities.......................  $ 55,747
                                                                ========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $490,667)......   96.2%  $562,812
Total short-term securities (cost
  $55,747)...............................    9.5     55,747
                                           -----   --------
Total investment in securities (total
  cost $546,414) -- including $44,810 of
  securities loaned (See Note 2(i))......  105.7    618,559
Cash, receivables and other assets.......    2.9     16,819
Payable for securities purchased.........   (0.4)    (2,462)
Payable for Fund shares redeemed.........   (0.2)    (1,045)
Securities lending collateral payable to
  brokers (See Note 2(i))................   (8.0)   (46,863)
Other liabilities........................   (0.0)       (64)
                                           -----   --------
Net assets...............................  100.0%  $584,944
                                           =====   ========


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  700,000 shares authorized; 29,452 shares
  outstanding..................................  $      29
Paid in capital................................    714,051
Accumulated net investment loss................       (117)
Accumulated net realized loss on investments...   (201,164)
Unrealized appreciation on investments.........     72,145
                                                 ---------
Net assets.....................................  $ 584,944
                                                 =========

Class IA
  Net asset value per share ($563,578 / 28,373
    shares outstanding) (500,000 shares
    authorized)...................................  $19.86
                                                    ======
Class IB
  Net asset value per share ($21,366 / 1,079
    shares outstanding) (200,000 shares
    authorized)...................................  $19.81
                                                    ======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003. (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
COMMON STOCKS -- 0.4%
             BUSINESS SERVICES -- 0.0%
   *##@@--   Hosiery Corp. ....................................  $     --
                                                                 --------
             CHEMICALS -- 0.0%
      *##1   Solutia, Inc. ....................................        22
                                                                 --------
             COMMUNICATIONS -- 0.4%
     *+116   Marconi Corp., ADR................................     1,175
       *33   McLeodUSA, Inc....................................        14
   *##@@--   Minorplanet Systems USA, Inc. ....................        --
      *+27   NTL, Inc..........................................       915
      *##5   TELUS Corp., ADR..................................        19
      *+##   XO Communications, Inc............................        26
                                                                 --------
                                                                    2,149
                                                                 --------
             Total common stocks...............................  $  2,171
                                                                 ========
CONVERTIBLE PREFERRED STOCKS -- 0.3%
             COMMUNICATIONS -- 0.0%
      ##21   Adelphia Communications Corp. ....................  $     10
15           McLeodUSA, Inc. ..................................       108
                                                                 --------
                                                                      118
                                                                 --------
             MEDIA & ENTERTAINMENT -- 0.3%
        14   CSC Holdings, Inc.................................     1,435
                                                                 --------
             Total convertible preferred stocks................  $  1,553
                                                                 ========
PRINCIPAL
  AMOUNT
----------
CORPORATE NOTES -- 78.3%
             AEROSPACE & DEFENSE -- 0.0%
$125         Sequa Corp. (Ba3 Moodys)
               8.88% due 04/01/08..............................  $    131
                                                                 --------
             AGRICULTURE & FISHING -- 0.1%
       400   Dole Food Co. (BB Fitch)
               8.63% due 05/01/09..............................       423
                                                                 --------
             APPAREL & TEXTILE -- 0.6%
       675   Levi Strauss & Co. (B3 Moodys)
               12.25% due 12/15/12.............................       562
      @505   Oxford Industries, Inc. (B2 Moodys)
               8.88% due 06/01/11..............................       530
       995   Phillips Van-Heusen (B1 Moodys)
               7.75% due 11/15/23..............................     1,000
      @690   Warnaco, Inc. (B2 Moodys)
               8.88% due 06/15/13..............................       714
                                                                 --------
                                                                    2,806
                                                                 --------
             BANKS -- 0.3%
     1,000   Senior Housing Properties Trust (Ba2 Moodys)
               7.88% due 04/15/15..............................     1,020
       225   Western Financial Bank (B1 Moodys)
               9.63% due 05/15/12..............................       243
                                                                 --------
                                                                    1,263
                                                                 --------

PRINCIPAL                                                         MARKET
 AMOUNT *                                                         VALUE
----------                                                       --------
             BUSINESS SERVICES -- 1.0%
$      395   Integrated Electrical Services, Inc. (B2 Moodys)
               9.38% due 02/01/09..............................  $    401
       600   Interpool, Inc. (BBB- Fitch)
               7.20% due 08/01/07..............................       581
       150   Interpool, Inc. (Ba3 Moodys)
               7.35% due 08/01/07..............................       148
       754   Iron Mountain, Inc. (B2 Moodys)
               7.75% due 01/15/15..............................       797
      @855   Lamar Media Corp. (B S&P)
               7.25% due 01/01/13..............................       906
      @825   Moore North America Finance, Inc. (B1 Moodys)
               7.88% due 01/15/11..............................       860
      @670   United Rentals, Inc. (B1 Moodys)
               10.75% due 04/15/08.............................       732
      @505   Universal Compression, Inc. (B1 Moodys)
               7.25% due 05/15/10..............................       523
                                                                 --------
                                                                    4,948
                                                                 --------
             CHEMICALS -- 3.4%
       580   ARCO Chemical Co. (Ba3 Moodys)
               9.80% due 02/01/20..............................       510
     3,190   Equistar Chemicals LP (Ba2 Moodys)
               7.55% due 02/15/26..............................     2,456
      +200   Equister Chemicals LP (B1 Moodys)
               8.75% due 02/15/09..............................       194
     1,200   FMC Corp. (Ba2 Moodys)
               10.25% due 11/01/09.............................     1,350
     1,050   Ferro Corp. (Baa3 Moodys)
               9.13% due 01/01/09..............................     1,233
       895   General Chemical Industrial Products, Inc.
               (Default)
               10.63% due 05/01/09.............................       269
      +280   Georgia Gulf Corp. (B2 Moodys)
               10.38% due 11/01/07.............................       298
       345   Georgia Gulf Corp. (Ba2 Moodys)
               7.63% due 11/15/05..............................       359
 EUR   210   Huntsman ICI Chemicals LLC (B- S&P)
               10.13% due 07/01/09.............................       224
       675   IMC Global, Inc. (B+ S&P)
               7.63% due 11/01/05..............................       716
       750   IMC Global, Inc. (BB S&P)
               11.25% due 06/01/11.............................       780
      @405   Lyondell Chemical Co. (Ba3 Moodys)
               10.50% due 06/01/13.............................       405
       300   Lyondell Chemical Co. (Ba3 Moodys)
               9.50% due 12/15/08..............................       285
      @600   Lyondell Chemical Co. (Ba3 Moodys)
               9.50% due 12/15/08..............................       570
     1,045   Lyondell Chemical Co. (Ba3 Moodys)
               9.63% due 05/01/07..............................     1,024
    +1,700   Lyondell Chemical Co. (Ba3 Moodys)
               9.88% due 05/01/07..............................     1,666
       785   Millennium America, Inc. (BBB- S&P)
               7.63% due 11/15/26..............................       730
    +1,260   Millennium America, Inc. (Ba1 Moodys)
               7.00% due 11/15/06..............................     1,273

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT *                                                         VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             CHEMICALS -- (CONTINUED)
$     @410   PolyOne Corp. (B2 Moodys)
               10.63% due 05/15/10.............................  $    400
   +@1,300   PolyOne Corp. (Baa3 Moodys)
               8.88% due 05/01/12..............................     1,157
       555   Solutia, Inc. (B Fitch)
               6.72% due 10/15/37..............................       444
       690   Solutia, Inc. (B+ Fitch)
               11.25% due 07/15/09.............................       597
                                                                 --------
                                                                   16,940
                                                                 --------
             COMMUNICATIONS -- 13.0%
     1,350   AT&T Corp. (BBB+ S&P)
               8.50% due 11/15/31..............................     1,531
       400   Adelphia Communications Corp. (Default)
               8.88% due 01/15/07..............................       258
     1,000   CF Cable TV, Inc. (Ba2 Moodys)
               9.13% due 07/15/07..............................     1,045
       170   HCA Inc. (B3 Moodys)
               7.00% due 07/01/07..............................       182
     1,900   HCA, Inc. (BBB-- S&P)
               6.95% due 05/01/12..............................     2,025
     1,261   HCA, Inc. (Ba1 Moodys)
               7.13% due 06/01/06..............................     1,371
      +530   HCA, Inc. (Ba1 Moodys)
               7.50% due 11/15/95..............................       502
    @2,460   Level 3 Communications Corp. (Ba3 Moodys)
               6.13% due 07/15/13..............................     2,485
     1,500   Level 3 Communications Corp. (Ba3 Moodys)
               7.63% due 06/15/12..............................     1,650
       200   Level 3 Communications, Inc. (CC S&P)
               0.00% due 03/15/10..............................       157
     3,205   Level 3 Communications, Inc. (CC S&P)
               11.00% due 03/15/08.............................     3,109
     5,000   Level 3 Communications, Inc. (CC S&P)
               11.25% due 03/15/10.............................     4,725
     1,035   Level 3 Communications, Inc. (CC S&P)
               9.13% due 05/01/08..............................       926
EUR  1,175   Level 3 Communications, Inc. (CC S&P)
               11.25% due 03/15/10.............................     1,201
     7,307   Lucent Technologies, Inc. (B+ S&P)
               6.45% due 03/15/29..............................     5,005
    +1,600   Lucent Technologies, Inc. (BB Fitch)
               5.50% due 11/15/08..............................     1,348
   ##3,150   Metromedia Fiber Network, Inc. (Default)
               10.00% due 11/15/08.............................       185
EUR  ##450   Metromedia Fiber Network, Inc. (Default)
               10.00% due 12/15/09.............................        14
     ##365   Metromedia Fiber Network, Inc. (Default)
               10.00% due 12/15/09.............................        21
       485   Nextel Communications, Inc. (B3 Moodys)
               9.38% due 11/15/09..............................       521

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
             COMMUNICATIONS -- (CONTINUED)
$    4,070   Nextel Communications, Inc. (B3 Moodys)
               9.75% due 10/31/07..............................  $  4,212
     2,550   Nextel Communications, Inc. (B3 Moodys)
               9.95% due 02/15/08..............................     2,665
     2,855   PanAmSat Corp. (B- S&P)
               8.50% due 02/01/12..............................     3,091
       570   PanAmSat Corp. (Ba2 Moodys)
               6.38% due 01/15/08..............................       579
     2,570   PanAmSat Corp. (Ba2 Moodys)
               6.88% due 01/15/28..............................     2,519
     5,750   Qwest Capital Funding, Inc. (CCC+ Fitch)
               7.63% due 08/03/21..............................     4,485
     5,685   Qwest Corp. (A Fitch)
               6.88% due 09/15/33..............................     5,218
       845   Qwest Corp. (B+ S&P)
               7.20% due 11/01/04..............................       866
     1,630   Qwest Corp. (B+ S&P)
               7.25% due 10/15/35..............................     1,549
     1,500   RCN Corp. (CA Moodys)
               0.00% due 10/15/07..............................       600
     6,080   RCN Corp. (CA Moodys)
               9.80% due 02/15/08..............................     2,310
       280   Rexnord Corp. (B3 Moodys)
               10.13% due 12/15/12.............................       308
     2,700   Rogers Cable, Inc. (Baa3 Moodys)
               8.75% due 05/01/32..............................     3,078
       960   Sprint Capital Corp. (BBB+ S&P)
               7.90% due 03/15/05..............................     1,041
       925   Sprint Capital Corp. (Baa3 Moodys)
               8.75% due 03/15/32..............................     1,107
      @@17   Voicestream Wireless Corp. (A- S&P)
               0.00% due 11/15/09..............................        --
      @@--   Voicestream Wireless Corp. (A- S&P)
               10.38% due 11/15/09.............................         1
     1,925   WorldCom, Inc. (Default)
               7.50% due 05/15/11..............................       568
     9,590   WorldCom, Inc. (Default)
               8.25% due 05/15/31..............................     2,829
                                                                 --------
                                                                   65,287
                                                                 --------
             CONSTRUCTION -- 1.6%
     1,100   Champion Home Builders Co. (B2 Moodys)
               11.25% due 04/15/07.............................     1,040
       490   Horton (D.R.), Inc. (BB S&P)
               6.88% due 05/01/13..............................       516
       350   KB Home Corp. (Ba2 Moodys)
               7.75% due 10/15/04..............................       367
     1,300   KB Home Corp. (Ba3 Moodys)
               7.75% due 02/01/10..............................     1,406
       680   Schuler Homes, Inc., Class A (Baa2 Moodys)
               10.50% due 07/15/11.............................       782
     2,450   Schuler Homes, Inc., Class A (Baa2 Moodys)
               9.38% due 07/15/09..............................     2,769

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             CONSTRUCTION -- (CONTINUED)
$      950   Toll Brothers, Inc. (Ba2 Moodys)
               8.00% due 05/01/09..............................  $  1,018
       125   Toll Corp. (Ba2 Moodys)
               7.75% due 09/15/07..............................       130
                                                                 --------
                                                                    8,028
                                                                 --------
             CONSUMER DURABLES -- 0.4%
       760   Collins & Aikman Floor Cover (B2 Moodys)
               9.75% due 02/15/10..............................       794
    @1,015   Peabody Energy Corp. (Ba3 Moodys)
               6.88% due 03/15/13..............................     1,063
                                                                 --------
                                                                    1,857
                                                                 --------
             CONSUMER NON-DURABLES -- 1.4%
       315   AmerisourceBergen Corp. (Ba3 Moodys)
               7.25% due 11/15/12..............................       342
    +1,097   Armkel LLC (B- S&P)
               9.50% due 08/15/09..............................     1,223
       430   Hasbro, Inc. (Ba3 Moodys)
               6.60% due 07/15/28..............................       418
       750   Johnsondiversey, Inc. (B2 Moodys)
               9.63% due 05/15/12..............................       838
     1,800   Xerox Corp. (B1 Moodys)
               7.13% due 06/15/10..............................     1,798
   +@1,445   Xerox Corp. (BB- Fitch)
               9.75% due 01/15/09..............................     1,626
       990   Xerox Corp. (BB- S&P)
               6.10% due 12/16/03..............................     1,002
                                                                 --------
                                                                    7,247
                                                                 --------
             CONSUMER SERVICES -- 1.1%
      @520   RH Donnelley Finance Corp. I (B1 Moodys)
               8.88% due 12/15/10..............................       575
    +4,030   Service Corp. International (B1 Moodys)
               6.50% due 03/15/08..............................     3,939
       830   Service Corp. International (B1 Moodys)
               7.70% due 04/15/09..............................       847
       400   Service Corp. International (B1 Moodys)
               7.88% due 02/01/13..............................       400
                                                                 --------
                                                                    5,761
                                                                 --------
             DRUGS -- 0.3%
       685   Alaris Medical Systems, Inc. (B2 Moodys)
               11.63% due 12/01/06.............................       832
       800   Watson Pharmaceuticals, Inc. (Ba1 Moodys)
               7.13% due 05/15/08..............................       880
                                                                 --------
                                                                    1,712
                                                                 --------
             ELECTRICAL EQUIPMENT -- 1.1%
      @900   Fisher Scientific International (B2 Moodys)
               8.13% due 05/01/12..............................       963
     4,215   Perkinelmer, Inc. (Ba3 Moodys)
               8.88% due 01/15/13..............................     4,573
                                                                 --------
                                                                    5,536
                                                                 --------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
             ELECTRONICS -- 0.2%
$     @900   AMKOR Technology, Inc. (B S&P)
               7.75% due 05/15/13..............................  $    855
                                                                 --------
             ENERGY & SERVICES -- 6.5%
     1,210   Avaya, Inc. (BB- S&P)
               11.13% due 04/01/09.............................     1,325
    @1,750   Centerpoint Energy Resources Corp. (Ba1 Moodys)
               7.88% due 04/01/13..............................     2,013
      @720   Chesapeake Energy Corp. (B+ S&P)
               7.50% due 09/15/13..............................       765
       125   Clark Refining & Marketing, Inc. (Ba3 Moodys)
               8.63% due 08/15/08..............................       128
     1,100   Consumers Energy Co. (BBB Fitch)
               6.25% due 09/15/06..............................     1,221
      @250   Houston Exploration Co. (B2 Moodys)
               7.00% due 06/15/13..............................       258
    @2,300   Illinois Power Co. (Baa2 Moodys)
               11.50% due 12/15/10.............................     2,628
       300   Key Energy Services, Inc. (Ba2 Moodys)
               6.38% due 05/01/13..............................       305
       920   Key Energy Services, Inc. (Ba3 Moodys)
               8.38% due 03/01/08..............................       998
    +1,385   Magnum Hunter Resources, Inc. (B2 Moodys)
               9.60% due 03/15/12..............................     1,524
     1,300   Newpark Resources, Inc. (B2 Moodys)
               8.63% due 12/15/07..............................     1,333
      +150   NorAm Energy Corp. (Baa2 Moodys)
               7.75% due 02/15/11..............................       171
      +375   Nuevo Energy Co. (B2 Moodys)
               9.38% due 10/01/10..............................       404
      +215   Nuevo Energy Co. (B2 Moodys)
               9.50% due 06/01/08..............................       225
     3,670   Pioneer Natural Resources Co. (BB Fitch)
               7.20% due 01/15/28..............................     4,008
     1,750   Pioneer Natural Resources Co. (Ba1 Moodys)
               6.50% due 01/15/08..............................     1,906
       500   Pioneer Natural Resources Co. (Ba1 Moodys)
               9.63% due 04/01/10..............................       620
       800   Plains E&P Co. (B2 Moodys)
               8.75% due 07/01/12..............................       856
     1,546   Port Arthur Finance Corp. (Ba3 Moodys)
               12.50% due 01/15/09.............................     1,808
       620   Premco Refining Group (Ba3 Moodys)
               9.25% due 02/01/10..............................       676
     5,270   Southern Natural Gas Co. (BBB Fitch)
               8.00% due 03/01/32..............................     5,698
      @470   Star Gas Partners LP/Star Gas Finance Co. (B3
               Moodys)
               10.25% due 02/15/13.............................       489
    +1,685   Swift Energy Co. (B S&P)
               10.25% due 08/01/09.............................     1,807
      +510   Tesoro Petroleum Corp. (B+ S&P)
               9.00% due 07/01/08..............................       462

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             ENERGY & SERVICES -- (CONTINUED)
$     +685   Vintage Petroleum, Inc. (Ba3 Moodys)
               8.25% due 05/01/12..............................  $    754
      @200   Westport Resources Corp. (B+ S&P)
               8.25% due 11/01/11..............................       219
                                                                 --------
                                                                   32,601
                                                                 --------
             FINANCIAL SERVICES -- 1.9%
     1,300   Calpine Canada Energy Finance LLC (BB+ Fitch)
               8.50% due 05/01/08..............................     1,014
    +1,150   Capital One Bank (BBB- S&P)
               8.25% due 06/15/05..............................     1,246
    +2,375   Felcor Lodging LP (Ba3 Moodys)
               10.00% due 09/15/08.............................     2,452
       460   HMH Properties, Inc. (Ba3 Moodys)
               8.45% due 12/01/08..............................       475
     1,100   Host Marriott Corp. (Ba3 Moodys)
               7.88% due 08/01/08..............................     1,117
      +450   Host Marriott LP (B+ S&P)
               9.25% due 10/01/07..............................       484
        60   RFS Partnership LP (B1 Moodys)
               9.75% due 03/01/12..............................        61
     1,310   Tanger Properties LP (Ba2 Moodys)
               7.88% due 10/24/04..............................     1,366
     1,000   Tanger Properties LP (Ba2 Moodys)
               9.13% due 02/15/08..............................     1,063
                                                                 --------
                                                                    9,278
                                                                 --------
             FOOD, BEVERAGE & TOBACCO -- 2.0%
       170   B&G Foods, Inc. (B3 Moodys)
               9.63% due 08/01/07..............................       175
       720   Canandaigua Brands, Inc. (Ba2 Moodys)
               8.63% due 08/01/06..............................       785
    @1,070   Del Monte Foods Corp. (B2 Moodys)
               8.63% due 12/15/12..............................     1,134
     1,380   Delhaize America, Inc. (Baa3 Moodys)
               8.13% due 04/15/11..............................     1,511
       900   Delhaize America, Inc. (Baa3 Moodys)
               9.00% due 04/15/31..............................       990
       390   Hercules, Inc. (BB- Fitch)
               6.60% due 08/01/27..............................       390
     1,400   Hercules, Inc. (BB- S&P)
               11.13% due 11/15/07.............................     1,631
     2,200   John Q Hammons Hotels LP/John Q Hammons Hotels
               Finance Corp. III (Baa2 Moodys)
               8.88% due 05/15/12..............................     2,310
       210   Land O' Lakes, Inc. (Ba3 Moodys)
               8.75% due 11/15/11..............................       168
      @225   Smithfield Foods, Inc. (Ba2 Moodys)
               7.75% due 05/15/13..............................       241
      +615   Smithfield Foods, Inc. (Ba2 Moodys)
               8.00% due 10/15/09..............................       666
                                                                 --------
                                                                   10,001
                                                                 --------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
             FOREST & PAPER PRODUCTS -- 5.4%
$    3,000   Abitibi Consolidated Finance LP (Ba1 Moodys)
               7.88% due 08/01/09..............................  $  3,330
       950   Abitibi-Consolidated, Inc. (Ba1 Moodys)
               6.00% due 06/20/13..............................       904
     1,740   Boise Cascade Corp. (BB+ S&P)
               7.35% due 02/01/16..............................     1,846
     1,460   Boise Cascade Corp. (BB+ S&P)
               7.50% due 02/01/08..............................     1,594
     3,450   Bowater Canada Finance (Baa3 Moodys)
               7.95% due 11/15/11..............................     3,659
    @2,300   Bowater, Inc. (Ba1 Moodys)
               6.50% due 06/15/13..............................     2,182
    @1,430   Cascades, Inc. (Ba1 Moodys)
               7.25% due 02/15/13..............................     1,505
       600   Georgia-Pacific Corp. (BBB- S&P)
               7.25% due 06/01/28..............................       525
    +1,835   Georgia-Pacific Corp. (Ba1 Moodys)
               7.50% due 05/15/06..............................     1,881
       580   Georgia-Pacific Corp. (Ba1 Moodys)
               8.88% due 05/15/31..............................       568
       825   Georgia-Pacific Corp. (Ba1 Moodys)
               9.88% due 11/01/21..............................       833
       780   Longview Fibre Co. (B2 Moodys)
               10.00% due 01/15/09.............................       866
      +945   Louisiana-Pacific Corp. (BB- S&P)
               8.50% due 08/15/05..............................     1,021
     1,350   Potlatch Corp. (Baa3 Moodys)
               12.50% due 12/01/09.............................     1,593
      @665   Stone Container Corp. (B2 Moodys)
               7.50% due 06/01/13..............................       678
     1,000   Stone Container Corp. (B2 Moodys)
               8.25% due 10/01/12..............................     1,073
     2,550   Stone Container Corp. (B2 Moodys)
               9.75% due 02/01/11..............................     2,792
                                                                 --------
                                                                   26,850
                                                                 --------
             HEALTH SERVICES -- 1.8%
       250   AdvancePCS (Ba2 Moodys)
               8.50% due 04/01/08..............................       269
       305   Hanger Orthopedic Group, Inc. (B- S&P)
               10.38% due 02/15/09.............................       337
     1,400   Manor Care, Inc. (BBB S&P)
               7.50% due 06/15/06..............................     1,522
       500   Manor Care, Inc. (Ba1 Moodys)
               8.00% due 03/01/08..............................       563
    +2,200   Province Healthcare Co. (B3 Moodys)
               7.50% due 06/01/13..............................     2,167
    +1,380   Select Medical Corp. (B3 Moodys)
               9.50% due 06/15/09..............................     1,499
    +2,000   Tenet Healthcare Corp. (Baa3 Moodys)
               6.50% due 06/01/12..............................     1,855
       570   Ventas Realty LP/Cap Corp. (Ba3 Moodys)
               8.75% due 05/01/09..............................       616
                                                                 --------
                                                                    8,828
                                                                 --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
HOTELS & GAMING -- 3.6%
$    2,000   Aztar Corp. (B1 Moodys)
               8.88% due 05/15/07..............................  $  2,088
       650   Boyd Gaming Corp. (Ba3 Moodys)
               9.25% due 08/01/09..............................       722
     2,100   Hilton Hotels Corp. (Ba1 Moodys)
               7.63% due 05/15/08..............................     2,258
       750   Hilton Hotels Corp. (Baa2 Moodys)
               7.63% due 12/01/12..............................       821
     1,200   MGM Mirage, Inc. (Ba1 Moodys)
               6.88% due 02/06/08..............................     1,284
    +1,450   MGM Mirage, Inc. (Ba2 Moodys)
               8.38% due 02/01/11..............................     1,649
      +900   Mandalay Resort Group (AAA S&P)
               7.63% due 07/15/13..............................       920
    +1,570   Mandalay Resort Group (Ba2 Moodys)
               9.50% due 08/01/08..............................     1,798
       980   Mohegan Tribal Gaming (Ba2 Moodys)
               8.13% due 01/01/06..............................     1,063
     2,900   Starwood Hotels & Resorts Worldwide, Inc. (Ba1
               Moodys)
               7.38% due 05/01/07..............................     3,052
     1,450   Starwood Hotels & Resorts Worldwide, Inc. (Ba1
               Moodys)
               7.88% due 05/01/12..............................     1,588
       515   Venetian Casino (BB S&P)
               11.00% due 06/15/10.............................       581
                                                                 --------
                                                                   17,824
                                                                 --------
             MACHINERY -- 2.1%
     1,311   AGCO Corp. (Ba3 Moodys)
               9.50% due 05/01/08..............................     1,416
    +1,540   Briggs & Stratton Corp. (Ba1 Moodys)
               8.88% due 03/15/11..............................     1,779
     1,080   Cincinnati Milacron, Inc. (B1 Moodys)
               8.38% due 03/15/04..............................     1,042
     1,920   Cummins, Inc. (BB- Fitch)
               6.75% due 02/15/27..............................     1,975
      @485   Cummins, Inc. (Ba3 Moodys)
               9.50% due 12/01/10..............................       550
       450   Joy Global, Inc. (B2 Moodys)
               8.75% due 03/15/12..............................       493
       650   SPX Corp. (BB+ S&P)
               6.25% due 06/15/11..............................       663
     1,600   SPX Corp. (Ba3 Moodys)
               7.50% due 01/01/13..............................     1,732
      +975   Terex Corp. (B2 Moodys)
               10.38% due 04/01/11.............................     1,077
                                                                 --------
                                                                   10,727
                                                                 --------
             MEDIA & ENTERTAINMENT -- 5.0%
     1,170   American Greetings Corp. (Ba1 Moodys)
               6.10% due 08/01/28..............................     1,193
      @375   CBD Media, Inc. (B3 Moodys)
               8.63% due 06/01/11..............................       386
     2,000   Cablevision Systems Corp.
               (Ba2 Moodys)
               8.13% due 08/15/09..............................     2,070

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
             MEDIA & ENTERTAINMENT -- (CONTINUED)
$   @1,140   CanWest Media Inc. (B- S&P)
               7.63% due 04/15/13..............................  $  1,211
       125   Charter Communications Holdings LLC/Charter
               Communications Holdings Cap Corp. (B2 Moodys)
               0.00% due 01/15/11..............................        65
     1,270   Charter Communications Holdings LLC/Charter
               Communications Holdings Cap Corp. (B2 Moodys)
               10.00% due 05/15/11.............................       914
       570   Charter Communications Holdings LLC/Charter
               Communications Holdings Capital Corp. (B2
               Moodys)
               10.00% due 04/01/09.............................       436
     3,845   Charter Communications Holdings LLC/Charter
               Communications Holdings Capital Corp. (B2
               Moodys)
               10.75% due 10/01/09.............................     2,980
       520   Charter Communications Holdings LLC/Charter
               Communications Holdings Capital Corp. (B2
               Moodys)
               8.63% due 04/01/09..............................       374
      +990   Charter Communications Holdings LLC/Charter
               Communications Holdings Capital Corp. (B2
               Moodys)
               9.63% due 11/15/09..............................       723
      @830   DirecTV Holdings LLC (B S&P)
               8.38% due 03/15/13..............................       925
     1,925   EchoStar DBS Corp. (B1 Moodys)
               9.38% due 02/01/09..............................     2,053
       870   EchoStar DBS Corp. (Ba3 Moodys)
               9.13% due 01/15/09..............................       972
       685   Hollinger International Publishing (B2 Moodys)
               9.00% due 12/15/10..............................       733
    @1,445   Hollinger International Publishing (B2 Moodys)
               9.00% due 12/15/10..............................     1,546
      +800   Mediacom LLC (B2 Moodys)
               9.50% due 01/15/13..............................       846
      +350   PRIMEDIA, Inc. (B3 Moodys)
               7.63% due 04/01/08..............................       354
    @1,300   PRIMEDIA, Inc. (B3 Moodys)
               8.00% due 05/15/13..............................     1,333
    +1,500   Park Place Entertainment Corp. (Ba1 Moodys)
               7.50% due 09/01/09..............................     1,643
     1,100   Park Place Entertainment Corp. (Ba2 Moodys)
               8.13% due 05/15/11..............................     1,207
       550   Park Place Entertainment Corp. (Ba2 Moodys)
               9.38% due 02/15/07..............................       609
     1,100   Six Flags, Inc. (B2 Moodys)
               8.88% due 02/01/10..............................     1,056
      +300   Six Flags, Inc. (B3 Moodys)
               9.50% due 02/01/09..............................       296

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             MEDIA & ENTERTAINMENT -- (CONTINUED)
$    1,080   Time Warner Telecom, Inc. (B3 Moodys)
               9.75% due 07/15/08..............................  $  1,042
       225   World Color Press, Inc. (BB Fitch)
               7.75% due 02/15/09..............................       235
                                                                 --------
                                                                   25,202
                                                                 --------
             MEDICAL INSTRUMENTS & SUPPLIES -- 1.8%
       390   Apogent Technologies, Inc. (BBB S&P)
               8.00% due 04/01/11..............................       450
     1,095   Bausch & Lomb, Inc. (Baa2 Moodys)
               6.95% due 11/15/07..............................     1,157
      @695   Medex, Inc. (B3 Moodys)
               8.88% due 05/15/13..............................       721
       470   Omnicare, Inc. (BB+ S&P)
               6.13% due 06/01/13..............................       479
     5,220   Owens Brockway Glass (B2 Moodys)
               8.88% due 02/15/09..............................     5,664
       620   United Surgical Partners International, Inc. (B3
               Moodys)
               10.00% due 12/15/11.............................       670
                                                                 --------
                                                                    9,141
                                                                 --------
             METALS, MINERALS & MINING -- 2.6%
      +400   AK Steel Holding Corp. (B1 Moodys)
               7.75% due 06/15/12..............................       332
    +3,855   AK Steel Holding Corp. (B1 Moodys)
               7.88% due 02/15/09..............................     3,277
       495   Crown Cork & Seal Co., Inc. (Ca Moodys)
               8.00% due 04/15/23..............................       398
       290   Cyprus Amax Minerals Co. (Baa3 Moodys)
               8.38% due 02/01/23..............................       287
      +375   Earle M Jorgensen Co. (B- S&P)
               9.75% due 06/01/12..............................       398
      +625   Oregon Steel Mills, Inc. (BB- S&P)
               10.00% due 07/15/09.............................       563
     3,070   Phelps Dodge Corp. (BBB+ Fitch)
               9.50% due 06/01/31..............................     3,680
      +990   Phelps Dodge Corp. (Baa3 Moodys)
               8.75% due 06/01/11..............................     1,164
       170   Silgan Corp. (B S&P)
               9.00% due 06/01/09..............................       176
     2,640   United States Steel LLC (Ba3 Moodys)
               10.75% due 08/01/08.............................     2,772
                                                                 --------
                                                                   13,047
                                                                 --------
             REAL ESTATE -- 0.9%
       640   Forest City Enterprises (Ba3 Moodys)
               7.63% due 06/01/15..............................       671
    @2,150   LNR Property Corp. (BBB- S&P)
               7.63% due 07/15/13..............................     2,172
     1,330   Stewart Enterprises, Inc. (B2 Moodys)
               10.75% due 07/01/08.............................     1,483
                                                                 --------
                                                                    4,326
                                                                 --------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
             RETAIL -- 2.9%
$   +1,270   Ahold Finance USA, Inc. (Baa1 Moodys)
               8.25% due 07/15/10..............................  $  1,302
       750   AutoNation, Inc. (Ba2 Moodys)
               9.00% due 08/01/08..............................       833
     1,000   Crompton Corp. (Ba1 Moodys)
               8.50% due 03/15/05..............................     1,050
       255   Dillard's, Inc. (Ba3 Moodys)
               7.13% due 08/01/18..............................       222
       560   Dillard's, Inc., Class A (Ba3 Moodys)
               7.38% due 06/01/06..............................       563
       750   Ingles Markets, Inc. (B+ S&P)
               8.88% due 12/01/11..............................       755
    +1,825   Penney (J.C.) Co., Inc. (Ba3 Moodys)
               8.13% due 04/01/27..............................     1,752
     1,450   Penney (J.C.) Co., Inc. (Ba3 Moodys)
               8.25% due 08/15/22..............................     1,421
       850   Penney (J.C.) Co., Inc. (Baa2 Moodys)
               7.65% due 08/15/16..............................       829
     1,500   Saks, Inc. (B1 Moodys)
               7.50% due 12/01/10..............................     1,549
       410   Toys R Us, Inc. (BB+ Fitch)
               7.88% due 04/15/13..............................       441
     1,285   United Auto Group, Inc. (B3 Moodys)
               9.63% due 03/15/12..............................     1,375
     2,000   Yum! Brands, Inc. (BB S&P)
               7.70% due 07/01/12..............................     2,280
                                                                 --------
                                                                   14,372
                                                                 --------
             RUBBER & PLASTICS PRODUCTS -- 0.2%
       955   Plastipak Holdings, Inc. (B3 Moodys)
               10.75% due 09/01/11.............................     1,022
                                                                 --------
             SOFTWARE & SERVICES -- 0.6%
       370   Time Warner Entertainment Co. LP (Baa1 Moodys)
               8.38% due 03/15/23..............................       466
    +1,100   Unisys Corp. (Ba1 Moodys)
               7.25% due 01/15/05..............................     1,145
       550   Unisys Corp. (Ba1 Moodys)
               8.13% due 06/01/06..............................       589
     +@700   United Components, Inc. (B3 Moodys)
               9.38% due 06/15/13..............................       726
                                                                 --------
                                                                    2,926
                                                                 --------
             TRANSPORTATION -- 2.0%
    +1,850   Dana Corp. (Ba3 Moodys)
               6.50% due 03/15/08..............................     1,799
     1,350   Dana Corp. (Ba3 Moodys)
               7.00% due 03/01/29..............................     1,176
    @1,400   Dana Credit Corp. (Ba3 Moodys)
               8.38% due 08/15/07..............................     1,414
      +120   Delta Air Lines, Inc. (Ba3 Moodys)
               7.90% due 12/15/09..............................        95
     2,435   Delta Air Lines, Inc. (Ba3 Moodys)
               8.30% due 12/15/29..............................     1,717
      +633   Delta Air Lines, Inc. (Ba3 Moodys)
               9.00% due 05/15/16..............................       465
       950   General Motors Corp. (BBB S&P)
               7.13% due 07/15/13..............................       945

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             TRANSPORTATION -- (CONTINUED)
$      726   Navistar International Corp. (Ba1 Moodys)
               9.38% due 06/01/06..............................  $    790
    @1,060   TRW Automotive (B1 Moodys)
               9.38% due 02/15/13..............................     1,150
      @750   Worldspan LP/WS Finance Corp. (B- S&P)
               9.63% due 06/15/11..............................       773
                                                                 --------
                                                                   10,324
                                                                 --------
             UTILITIES -- 14.5%
    @4,280   AES Corp. (The) (B2 Moodys)
               8.75% due 05/15/13..............................     4,451
       900   Airgas, Inc. (Ba1 Moodys)
               7.75% due 09/15/06..............................       936
       405   Allied Waste North America, Inc. (Ba3 Moodys)
               7.63% due 01/01/06..............................       420
     1,100   Allied Waste North America, Inc. (Ba3 Moodys)
               7.88% due 04/15/13..............................     1,151
     2,800   Allied Waste North America, Inc. (Ba3 Moodys)
               8.88% due 04/02/08..............................     3,038
     +@350   Allied Waste North America, Inc. (Ba3 Moodys)
               9.25% due 09/01/12..............................       386
    +2,460   Allied Waste North America, Inc. (B2 Moodys)
               10.00% due 08/01/09.............................     2,614
       650   Browning-Ferris Industries, Inc. (Ba3 Moodys)
               6.38% due 01/15/08..............................       644
     1,505   Browning-Ferris Industries, Inc. (Ba3 Moodys)
               7.40% due 09/15/35..............................     1,385
      +500   Browning-Ferris Industries, Inc. (Ba3 Moodys)
               7.88% due 03/15/05..............................       515
     5,100   Calpine Corp. (B1 Moodys)
               8.50% due 02/15/11..............................     3,825
      +200   Calpine Corp. (B1 Moodys)
               8.63% due 08/15/10..............................       150
      +120   CMS Energy Corp. (B3 Moodys)
               8.50% due 04/15/11..............................       125
    +2,215   CMS Energy Corp. (B3 Moodys)
               8.90% due 07/15/08..............................     2,317
      +975   El Paso Electric Co. (Ba3 Moodys)
               7.75% due 01/15/32..............................       821
       960   El Paso Electric Co. (Ba3 Moodys)
               7.80% due 08/01/31..............................       809
    @3,500   El Paso Electric Co. (Ba3 Moodys)
               7.88% due 06/15/12..............................     3,242
       125   El Paso Electric Co. (Ba3 Moodys)
               9.40% due 05/01/11..............................       144
    @1,315   Gulfterra Energy Partner (Baa2 Moodys)
               6.25% due 06/01/10..............................     1,312

PRINCIPAL                                                         MARKET
  AMOUNT                                                          VALUE
----------                                                       --------
             UTILITIES -- (CONTINUED)
$    3,000   IPC Acquisition Corp. (B3 Moodys)
               11.50% due 12/15/09.............................  $  3,180
       645   Illinova Corp. (Baa2 Moodys)
               7.50% due 07/15/25..............................       597
       300   Kansas Gas & Electric Co. (Aaa Moodys)
               7.60% due 12/15/03..............................       303
       935   Kansas Gas & Electric Co. (BB+ Fitch)
               8.29% due 03/29/16..............................       936
     1,087   Kansas Gas & Electric Co. (BB- S&P)
               6.76% due 09/29/03..............................     1,087
       560   Kansas Gas & Electric Co. (Ba3 Moodys)
               6.50% due 08/01/05..............................       589
     2,790   Mirage Resorts, Inc. (Ba1 Moodys)
               7.25% due 10/15/06..............................     2,985
      +690   Northwestern Corp. (Caa1 Moodys)
               8.75% due 03/15/12..............................       536
    @1,455   PG&E Corp. (BBB- S&P)
               6.88% due 07/15/08..............................     1,510
    +1,130   Sierra Pacific Power Co. (Aaa Moodys)
               8.00% due 06/01/08..............................     1,181
     1,950   Sierra Pacific Resources (B- S&P)
               8.75% due 05/15/05..............................     2,023
     1,230   Sierra Pacific Resources (Ba2 Moodys)
               6.20% due 04/15/04..............................     1,236
    @1,000   Southern California Edison Co. (AAA S&P)
               8.00% due 02/15/07..............................     1,096
     3,000   Southern California Edison Co. (Ba3 Moodys)
               7.25% due 03/01/26..............................     3,056
      +975   TECO Energy, Inc. (BBB+ S&P)
               7.20% due 05/01/11..............................       966
       870   TECO Energy, Inc. (Ba1 Moodys)
               7.50% due 06/15/10..............................       887
     3,250   TELUS Corp. (Ba1 Moodys)
               8.00% due 06/01/11..............................     3,754
     2,100   Tennessee Gas Pipeline Co. (Baa1 Moodys)
               7.50% due 04/01/17..............................     2,158
    @1,450   Tesoro Petroleum Corp. (Ba3 Moodys)
               8.00% due 04/15/08..............................     1,486
       440   Texas Utilities Co. (Baa3 Moodys)
               6.38% due 01/01/08..............................       469
     3,695   Transcontinental Gas Pipe LN (Ba2 Moodys)
               6.13% due 01/15/05..............................     3,695
     1,700   Transcontinental Gas Pipe LN (Ba2 Moodys)
               8.88% due 07/15/12..............................     1,921
       860   Westar Energy, Inc. (BB- S&P)
               9.75% due 05/01/07..............................       963
     1,000   Westar Energy, Inc. (Ba1 Moodys)
               7.65% due 04/15/23..............................     1,043
     1,865   Westar Energy, Inc. (Baa2 Moodys)
               8.50% due 07/01/22..............................     1,961

The accompanying notes are an integral part of this financial statement.

 HARTFORD HIGH YIELD HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
CORPORATE NOTES -- (CONTINUED)
             UTILITIES -- (CONTINUED)
$    2,710   Williams Cos., Inc. (B3 Moodys)
               8.63% due 06/01/10..............................  $  2,832
     2,500   Williams Cos., Inc. (B3 Moodys)
               8.75% due 03/15/32..............................     2,600
                                                                 --------
                                                                   73,335
                                                                 --------
             Total corporate notes.............................  $392,598
                                                                 ========
FOREIGN/YANKEE BONDS & NOTES -- 11.7%
             FOREIGN CORPORATIONS -- 10.8%
     1,400   Abitibi-Consolidated, Inc. (Baa3 Moodys)
               8.85% due 08/01/30..............................     1,488
     2,150   British Sky Broadcasting Group PLC (Ba1 Moodys)
               8.20% due 07/15/09..............................     2,548
    @3,350   Burns Philp Capital Property Ltd. (B2 Moodys)
               9.75% due 07/15/12..............................     3,266
       900   CP Ships Ltd. (Ba3 Moodys)
               10.38% due 07/15/12.............................     1,005
    @1,954   Crown European Holdings S.A. (B1 Moodys)
               9.50% due 03/01/11..............................     2,110
EUR    381   Flowserve Finance B.V. (B2 Moodys)
               12.25% due 08/15/10.............................       508
EUR  1,200   Fresenius Finance BV (BB+ S&P)
               7.75% due 04/30/09..............................     1,461
   ##5,466   Global Crossing Holdings Ltd. (Default)
               9.50% due 11/15/09..............................       246
   ##4,535   Global Crossing Holdings Ltd. (Default)
               9.63% due 05/15/08..............................       204
       900   Inco Ltd. (Baa3 Moodys)
               9.60% due 06/15/22..............................       947
 EUR   780   KPNQwest N.V. (Default)
               7.13% due 06/01/09..............................         4
   @@2,665   KPNQwest N.V. (Default)
               8.13% due 06/01/09..............................        --
 EUR   585   Kappa Beheer BV (B S&P)
               10.63% due 07/15/09.............................       722
    @2,030   Legrand S.A. (B1 Moodys)
               10.50% due 02/15/13.............................     2,263
      +567   Marconi Corp. (Not Rated)
               10.00% due 10/31/08.............................       575
      +835   Marconi Corp. (Not Rated)
               8.00% due 04/30/08..............................       759
 EUR 1,250   Messer Griesheim GmbH (B+ S&P)
               10.38% due 06/01/11.............................     1,608
      +400   Methanex Corp. (Ba1 Moodys)
               7.75% due 08/15/05..............................       420
     1,275   Methanex Corp. (Ba1 Moodys)
               8.75% due 08/15/12..............................     1,428
      @340   Norampac, Inc. (Ba2 Moodys)
               6.75% due 06/01/13..............................       357
     3,550   Nortel Networks Corp. (B S&P)
               4.25% due 09/01/08..............................     3,035
      +835   Nortel Networks Corp. (Ba3 Moodys)
               6.88% due 09/01/23..............................       735

PRINCIPAL                                                         MARKET
 AMOUNT I                                                         VALUE
----------                                                       --------
             FOREIGN CORPORATIONS -- (CONTINUED)
$    1,140   Nortel Networks Ltd. (Ba3 Moodys)
               6.13% due 02/15/06..............................  $  1,106
       250   Northern Telecom Capital (B3 Moodys)
               7.88% due 06/15/26..............................       229
     1,445   Quebecor Media, Inc. (B2 Moodys)
               11.13% due 07/15/11.............................     1,655
 EUR   285   Remy Cointreau S. A. (BB S&P)
               6.50% due 07/01/10..............................       335
EUR @3,250   Rhodia S.A. (Ba3 Moodys)
               9.25% due 06/01/11..............................     3,844
     1,085   Rogers Cable, Inc. (Ba2 Moodys)
               6.25% due 06/15/13..............................     1,082
     3,725   Rogers Cantel, Inc. (Ba3 Moodys)
               9.38% due 06/01/08..............................     3,883
       575   Rogers Cantel, Inc. (Ba3 Moodys)
               9.75% due 06/01/16..............................       667
     1,600   Shaw Communications, Inc. (BBB S&P)
               8.25% due 04/11/10..............................     1,780
       950   Teekay Shipping Corp. (BB+ S&P)
               8.32% due 02/01/08..............................     1,014
     2,330   Tembec Industries, Inc. (Ba1 Moodys)
               7.75% due 03/15/12..............................     2,260
      +875   Tembec Industries, Inc. (Ba1 Moodys)
               8.50% due 02/01/11..............................       866
     1,450   Tembec Industries, Inc. (Ba1 Moodys)
               8.63% due 06/30/09..............................     1,432
      @500   Tyco International Group S.A. (Ba2 Moodys)
               3.13% due 01/15/23..............................       548
    +3,575   Tyco International Group S.A. (Ba2 Moodys)
               6.38% due 02/15/06..............................     3,727
    +4,000   Tyco International Group S.A. (Ba2 Moodys)
               6.75% due 02/15/11..............................     4,240
                                                                 --------
                                                                   54,357
                                                                 --------
             FOREIGN GOVERNMENTS -- 0.9%
EUR  2,280   Deutsche Bundesrepublik (Aaa Moodys)
               6.00% due 09/15/03..............................     2,638
       250   Republic of Brazil (B+ S&P)
               12.75% due 01/15/20.............................       256
       250   Republic of Colombia (Ba2 Moodys)
               8.38% due 02/15/27..............................       237
       @17   Republic of Ecuador (CCC+ S&P)
               12.00% due 11/15/12.............................        14
      @290   Republic of Ecuador (CCC+ S&P)
               6.00% due 08/15/30..............................       177
      @600   Russian Government (BB S&P)
               11.00% due 07/24/18.............................       855
                                                                 --------
                                                                    4,177
                                                                 --------
             Total foreign/yankee bonds & notes................  $ 58,534
                                                                 ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
  SHARES                                                          VALUE
----------                                                       --------
PREFERRED STOCKS -- 0.2%
             CONSUMER NON-DURABLES -- 0.1%
        @4   Xerox Corp. ......................................  $    263
                                                                 --------
             METALS, MINERALS & MINING -- 0.1%
        29   Rio Algom Ltd. ...................................       730
                                                                 --------
             Total preferred stocks............................  $    993
                                                                 ========
WARRANTS -- 0.0%
             COMMUNICATIONS -- 0.0%
       ##3   Deutsche Telekom AG...............................  $     59
       ##1   Splitrock Services, Inc...........................        15
                                                                 --------
             Total warrants....................................  $     74
                                                                 ========
SHORT-TERM SECURITIES -- 18.3%
             INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
             SECURITIES -- 11.9%
    59,754   State Street Navigator Securities Lending Prime
               Portfolio.......................................  $ 59,754
                                                                 --------
PRINCIPAL
  AMOUNT
----------
             REPURCHASE AGREEMENT -- 6.4%
$20,022....  Joint Repurchase Agreement (See Note 2(d))
               1.05% due 07/01/03..............................    20,022
12,048....   Joint Repurchase Agreement (See Note 2(d))
               1.08% due 07/01/03..............................    12,048
                                                                 --------
                                                                   32,070
                                                                 --------
             Total short-term securities.......................  $ 91,824
                                                                 ========

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,829).......     0.4%  $  2,171
Total convertible preferred stocks (cost
  $2,070)...............................     0.3      1,553
Total corporate notes (cost $371,663)...    78.3    392,598
Total foreign/yankee bonds & notes (cost
  $58,887)..............................    11.7     58,534
Total preferred stocks (cost $1,023)....     0.2        993
Total warrants (cost $34)...............                 74
Total short-term securities (cost
  $91,824)..............................    18.3     91,824
                                           -----   --------
Total investment in securities
  (total cost $527,330) -- including
  $58,535 of securities loaned (See Note
  2(i)).................................   109.2    547,747
Cash, receivables and other assets......     4.5     22,121
Securities lending collateral (See Note
  2(i)).................................   (1.5)     (7,401)
Securities lending collateral payable to
  brokers (See Note 2(i))...............   (11.9)   (59,754)
Other liabilities.......................   (0.3)     (1,288)
                                           -----   --------
Net assets..............................   100.0%  $501,425
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  2,800,000 shares authorized; 53,430 shares
  outstanding...................................  $     53
Paid in capital.................................   531,179
Accumulated net investment income...............    13,112
Accumulated net realized loss on investments....   (63,370)
Unrealized appreciation on investments..........    20,417
Unrealized appreciation on other assets and
  liabilities in foreign currencies.............        34
                                                  --------
Net assets......................................  $501,425
                                                  ========

Class IA
  Net asset value per share ($348,137 / 37,023
    shares outstanding) (2,600,000 shares
    authorized)...................................   $9.40
                                                     =====
Class IB
  Net asset value per share ($153,288 / 16,407
    shares outstanding) (200,000 shares
    authorized)...................................   $9.34
                                                     =====

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $66,563 or 13.3% of net assets.

   ## Illiquid Securities. At June 30, 2003, the market value of these securities amounted to $821 or 0.2% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market values round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.

       EUR = Euro

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 98.5%
            AEROSPACE & DEFENSE -- 0.1%
      81    Raytheon Co. .....................................  $    2,667
                                                                ----------
            APPAREL & TEXTILE -- 0.1%
     *25    Jones Apparel Group, Inc. ........................         740
      21    Liz Claiborne, Inc. ..............................         747
      21    V. F. Corp. ......................................         723
                                                                ----------
                                                                     2,210
                                                                ----------
            BANKS -- 13.0%
      69    AmSouth Bancorp. .................................       1,515
     256    American Express Co. .............................      10,720
      93    BB&T Corp. .......................................       3,195
     226    Bank One Corp. ...................................       8,396
     296    Bank of America Corp. ............................      23,398
     152    Bank of New York Co., Inc. (The)..................       4,381
      45    Capital One Financial Corp. ......................       2,200
      44    Charter One Financial, Inc. ......................       1,386
   1,018    Citigroup, Inc. ..................................      43,553
      35    Comerica, Inc. ...................................       1,614
      26    Countrywide Credit Industries, Inc. ..............       1,800
     136    Federal Home Loan Mortgage Association............       6,903
     194    Federal National Mortgage Association.............      13,066
     113    Fifth Third Bancorp. .............................       6,506
      25    First Tennessee National Corp. ...................       1,098
     208    Fleet Boston Financial Corp. .....................       6,176
      30    Golden West Financial Corp. ......................       2,411
      45    Huntington Bancshares, Inc. ......................         885
      84    KeyCorp. .........................................       2,114
     253    MBNA Corp. .......................................       5,263
      45    Marshall & Ilsley Corp. ..........................       1,370
      85    Mellon Financial Corp. ...........................       2,366
     401    Morgan (J.P.) Chase & Co. ........................      13,719
     121    National City Corp. ..............................       3,955
      31    North Fork Bancorp., Inc. ........................       1,056
      44    Northern Trust Corp. .............................       1,823
      56    PNC Financial Services Group......................       2,728
     *57    Providian Financial Corp. ........................         527
      44    Regions Financial Corp. ..........................       1,484
      89    SLM Corp. ........................................       3,505
      67    SouthTrust Corp. .................................       1,830
      66    State Street Corp. ...............................       2,591
      55    SunTrust Banks, Inc. .............................       3,290
      60    Synovus Financial Corp. ..........................       1,290
     379    U.S. Bancorp. ....................................       9,295
      39    Union Planters Corp. .............................       1,219
     266    Wachovia Corp. ...................................      10,627
     184    Washington Mutual, Inc. ..........................       7,598
     331    Wells Fargo Co. ..................................      16,691
      18    Zions Bancorp. ...................................         901
                                                                ----------
                                                                   234,445
                                                                ----------
            BUSINESS SERVICES -- 0.8%
    *201    Cendant Corp. ....................................       3,688
     *96    Concord EFS, Inc. ................................       1,418
     *29    Convergys Corp. ..................................         466
      28    Equifax, Inc. ....................................         725
      16    Fluor Corp. ......................................         540
      77    Interpublic Group of Cos., Inc. (The).............       1,031
     *22    Monster Worldwide, Inc. ..........................         436

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            BUSINESS SERVICES -- (CONTINUED)
      37    Omnicom Group, Inc. ..............................  $    2,673
      74    Paychex, Inc. ....................................       2,181
     *34    Robert Half International, Inc. ..................         639
                                                                ----------
                                                                    13,797
                                                                ----------
            CHEMICALS -- 1.3%
      45    Air Products & Chemicals, Inc. ...................       1,870
      22    Avery Dennison Corp. .............................       1,098
     181    Dow Chemical Co. The..............................       5,601
      15    Eastman Chemical Co. .............................         480
      10    Great Lakes Chemical Corp. .......................         202
      19    International Flavors & Fragrances, Inc. .........         592
      34    PPG Industries, Inc. .............................       1,703
      32    Praxair, Inc. ....................................       1,930
      44    Rohm & Haas Co. ..................................       1,364
     197    du Pont (E.I.) de Nemours & Co. ..................       8,198
                                                                ----------
                                                                    23,038
                                                                ----------
            COMMUNICATIONS -- 4.8%
    *157    ADC Telecommunications, Inc. .....................         366
      62    ALLTEL Corp. .....................................       2,970
     155    AT&T Corp. .......................................       2,991
    *536    AT&T Wireless Services, Inc. .....................       4,401
     *19    Andrew Corp. .....................................         176
     *75    Avaya, Inc. ......................................         488
     365    BellSouth Corp. ..................................       9,724
     *93    CIENA Corp. ......................................         480
      28    CenturyTel, Inc. .................................         986
     *56    Citizens Communications Co. ......................         722
     *37    Comverse Technology, Inc. ........................         560
    *819    Lucent Technologies, Inc. ........................       1,662
     458    Motorola, Inc. ...................................       4,315
     *67    Network Appliance, Inc. ..........................       1,087
    *203    Nextel Communications, Inc., Class A..............       3,675
     156    QUALCOMM, Inc. ...................................       5,577
    *335    Qwest Communications International, Inc. .........       1,602
      35    Rockwell International Corp. .....................         868
     657    SBC Communications, Inc. .........................      16,779
      29    Scientific-Atlanta, Inc. .........................         703
     178    Sprint Corp. .....................................       2,559
    *202    Sprint PCS Group..................................       1,162
     *81    Tellabs, Inc., ADR................................         535
     544    Verizon Communications, Inc. .....................      21,443
                                                                ----------
                                                                    85,831
                                                                ----------
            COMPUTERS & OFFICE EQUIPMENT -- 5.8%
      77    3M Co. ...........................................       9,972
     *72    Apple Computer, Inc. .............................       1,381
  *1,388    Cisco Systems, Inc. ..............................      23,162
    *508    Dell Computer Corp. ..............................      16,229
    *432    EMC Corp. ........................................       4,527
     *64    Gateway, Inc. ....................................         234
     603    Hewlett-Packard Co. ..............................      12,853
     341    International Business Machines Corp. ............      28,165
      17    International Game Technology.....................       1,730
     *39    Jabil Circuit, Inc. ..............................         869
     *25    Lexmark International, Inc. ......................       1,785
      46    Pitney Bowes, Inc. ...............................       1,777

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            COMPUTERS & OFFICE EQUIPMENT -- (CONTINUED)
    *164    Solectron Corp. ..................................  $      613
      46    Symbol Technologies, Inc. ........................         593
                                                                ----------
                                                                   103,890
                                                                ----------
            CONSTRUCTION -- 0.2%
      12    Centex Corp. .....................................         956
      86    Halliburton Co. ..................................       1,988
       9    Kaufman and Broad Home Corp. .....................         586
     *13    McDermott International, Inc. ....................          82
      12    Pulte Corp. ......................................         742
                                                                ----------
                                                                     4,354
                                                                ----------
            CONSUMER DURABLES -- 0.4%
    *250    Corning, Inc. ....................................       1,847
      18    Grainger (W.W.), Inc. ............................         847
      18    Johnson Controls, Inc. ...........................       1,513
      38    Leggett & Platt, Inc. ............................         782
      54    Newell Rubbermaid, Inc. ..........................       1,517
      26    Visteon Corp. ....................................         178
                                                                ----------
                                                                     6,684
                                                                ----------
            CONSUMER NON-DURABLES -- 4.0%
      12    Alberto-Culver Co., Class B.......................         592
      22    AmerisourceBergen Corp. ..........................       1,512
      46    Avon Products, Inc. ..............................       2,889
      12    Brown-Forman Corp., Class B.......................         937
      88    Cardinal Health, Inc. ............................       5,675
      43    Clorox Co. (The)..................................       1,824
     106    Colgate-Palmolive Co. ............................       6,166
      57    Eastman Kodak Co. ................................       1,549
      52    Ecolab, Inc. .....................................       1,332
     202    Gillette Co. (The)................................       6,434
      34    Hasbro, Inc. .....................................         600
     *87    Mattel, Inc. .....................................       1,644
      57    McKesson Corp. ...................................       2,046
     256    Procter & Gamble Co. (The)........................      22,815
     128    SYSCO Corp. ......................................       3,859
     *87    Safeway, Inc. ....................................       1,785
      26    Supervalu, Inc. ..................................         560
      29    Tiffany & Co. ....................................         938
    *395    Tyco International Ltd. ..........................       7,492
    *156    Xerox Corp. ......................................       1,649
                                                                ----------
                                                                    72,298
                                                                ----------
            CONSUMER SERVICES -- 0.2%
     *34    Cintas Corp. .....................................       1,194
     *35    H&R Block, Inc. ..................................       1,533
     *12    Ryder System, Inc. ...............................         315
                                                                ----------
                                                                     3,042
                                                                ----------
            DRUGS -- 9.2%
     309    Abbott Laboratories...............................      13,502
    *249    Amgen, Inc. ......................................      16,553
     *29    Biogen, Inc. .....................................       1,113
     383    Bristol-Myers Squibb Co. .........................      10,403
     *37    Chiron Corp. .....................................       1,613
     222    Eli Lilly & Co. ..................................      15,322
     *72    Forest Laboratories, Inc. ........................       3,926
     *43    Genzyme Corp. ....................................       1,781

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            DRUGS -- (CONTINUED)
     *48    King Pharmaceuticals, Inc. .......................  $      703
     *50    MedImmune, Inc. ..................................       1,811
     443    Merck & Co., Inc. ................................      26,838
   1,561    Pfizer, Inc. .....................................      53,305
     290    Schering-Plough Corp. ............................       5,401
      14    Sigma-Aldrich Corp. ..............................         760
     *21    Watson Pharmaceuticals, Inc. .....................         856
     263    Wyeth.............................................      11,961
                                                                ----------
                                                                   165,848
                                                                ----------
            EDUCATION -- 0.1%
     *35    Apollo Group, Inc. ...............................       2,137
                                                                ----------
            ELECTRICAL EQUIPMENT -- 0.7%
     *93    Agilent Technologies, Inc. .......................       1,820
      26    Allergan, Inc. ...................................       1,984
      41    Applera Corp. -- Applied Biosystems Group.........         787
      30    Danaher Corp. ....................................       2,053
     *38    KLA-Tencor Corp. .................................       1,751
      *9    Millipore Corp. ..................................         419
      25    PerkinElmer, Inc. ................................         345
      37    Rockwell Automation, Inc. ........................         873
     *17    Tektronix, Inc. ..................................         361
     *37    Teradyne, Inc., ADR...............................         633
     *32    Thermo Electron Corp. ............................         671
     *25    Waters Corp. .....................................         717
                                                                ----------
                                                                    12,414
                                                                ----------
            ELECTRONICS -- 6.5%
     *68    Advanced Micro Devices, Inc. .....................         438
     *76    Altera Corp. .....................................       1,241
     *39    American Power Conversion Corp. ..................         606
     *72    Analog Devices, Inc. .............................       2,511
     *60    Applied Micro Circuits Corp. .....................         364
     *55    Broadcom Corp., Class A...........................       1,378
      18    Cooper Industries Ltd. ...........................         760
      83    Emerson Electric Co. .............................       4,252
   1,975    General Electric Co. .............................      56,656
   1,292    Intel Corp. ......................................      26,852
    *283    JDS Uniphase Corp. ...............................         992
     *74    LSI Logic Corp. ..................................         522
      62    Linear Technology Corp. ..........................       1,991
      64    Maxim Integrated Products, Inc. ..................       2,192
      15    Maytag Corp. .....................................         376
   *+120    Micron Technology, Inc. ..........................       1,398
      38    Molex, Inc. ......................................       1,019
     *36    National Semiconductor Corp. .....................         711
     *30    Novellus Systems, Inc. ...........................       1,084
     *31    Nvidia Corp. .....................................         723
     *34    PMC-Sierra, Inc. .................................         393
     *16    Power-One, Inc. ..................................         117
     *19    QLogic Corp. .....................................         894
    *101    Sanmina-SCI Corp. ................................         636
     342    Texas Instruments, Inc. ..........................       6,016
     *11    Thomas & Betts Corp. .............................         165
      14    Whirlpool Corp. ..................................         863
     *67    Xilinx, Inc. .....................................       1,686
                                                                ----------
                                                                   116,836
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            ENERGY & SERVICES -- 5.5%
      18    Amerada Hess Corp. ...............................  $      875
      49    Anadarko Petroleum Corp. .........................       2,194
      32    Apache Corp. .....................................       2,076
      13    Ashland, Inc. ....................................         409
     *31    BJ Services Co. ..................................       1,166
      40    Burlington Resources, Inc. .......................       2,148
     211    ChevronTexaco Corp. ..............................      15,246
     134    ConocoPhillips....................................       7,352
      46    Devon Energy Corp. ...............................       2,435
      23    EOG Resources, Inc. ..............................         950
   1,321    Exxon Mobil Corp. ................................      47,421
      20    Kerr-McGee Corp. .................................         893
      61    Marathon Oil Corp. ...............................       1,615
     *29    Nabors Industries Ltd. ...........................       1,136
     *26    Noble Corp. ......................................         906
      75    Occidental Petroleum Corp. .......................       2,514
     *19    Rowan Cos., Inc. .................................         417
     115    Schlumberger Ltd. ................................       5,474
      15    Sunoco, Inc. .....................................         573
     *63    Transocean, Inc. .................................       1,387
      51    Unocal Corp. .....................................       1,463
                                                                ----------

                                                                    98,650
                                                                ----------

            FINANCIAL SERVICES -- 2.1%
      20    Bear Stearns Cos., Inc. (The).....................       1,418
     267    Charles Schwab Corp. (The)........................       2,693
      21    Federated Investors, Inc., Class B................         587
      50    Franklin Resources, Inc. .........................       1,958
      93    Goldman Sachs Group, Inc. (The)...................       7,772
     *47    Janus Capital Group, Inc. ........................         776
      48    Lehman Brothers Holdings, Inc. ...................       3,190
     184    Merrill Lynch & Co., Inc. ........................       8,585
     215    Morgan Stanley Dean Witter & Co. .................       9,187
      24    T Rowe Price Group, Inc. .........................         906
                                                                ----------

                                                                    37,072
                                                                ----------

            FOOD, BEVERAGE & TOBACCO -- 5.1%
     400    Altria Group, Inc. ...............................      18,194
     165    Anheuser-Busch Cos., Inc. ........................       8,426
     127    Archer-Daniels-Midland Co. .......................       1,639
      81    Campbell Soup Co. ................................       1,990
     487    Coca-Cola Co. (The)...............................      22,604
      89    Coca-Cola Enterprises, Inc. ......................       1,622
     106    ConAgra Foods, Inc. ..............................       2,504
       7    Coors (Adolph) Co., Class B.......................         349
      73    General Mills, Inc. ..............................       3,465
      69    Heinz (H.J.) Co. .................................       2,291
     *21    Hercules, Inc. ...................................         212
      26    Hershey Foods Corp. ..............................       1,808
      80    Kellogg Co. ......................................       2,761
      27    McCormick & Co., Inc. ............................         745
      54    Pepsi Bottling Group, Inc. (The)..................       1,085
     340    PepsiCo., Inc. ...................................      15,115
      17    Reynolds (R.J.) Tobacco Holdings, Inc. ...........         614
     154    Sara Lee Corp. ...................................       2,890
     *33    UST, Inc. ........................................       1,158
      45    Wrigley, (Wm.) Jr. Co. ...........................       2,505
                                                                ----------

                                                                    91,977
                                                                ----------

            FOREST & PAPER PRODUCTS -- 0.8%
      11    Bemis Co., Inc. ..................................         495
      11    Boise Cascade Corp. ..............................         275
      49    Georgia-Pacific Corp. ............................         937
      95    International Paper Co. ..........................       3,381
     101    Kimberly-Clark Corp. .............................       5,242
     *20    Louisiana-Pacific Corp. ..........................         220
      40    MeadWestvaco Corp. ...............................         977
     *32    Pactiv Corp. .....................................         622
      11    Temple-Inland, Inc. ..............................         458
      43    Weyerhaeuser Co. .................................       2,336
                                                                ----------

                                                                    14,943
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            HEALTH SERVICES -- 0.3%
     101    HCA, Inc. ........................................  $    3,242
      47    Health Management Associates, Inc.,. Class A               871
     *18    Manor Care, Inc. .................................         444
     *92    Tenet Healthcare Corp. ...........................       1,074
                                                                ----------
                                                                     5,631
                                                                ----------

            HOTELS & GAMING -- 0.2%
      74    Hilton Hotels Corp. ..............................         952
      46    Marriott International, Inc., Class A.............       1,760
     *40    Starwood Hotels & Resorts Worldwide, Inc..........       1,132
                                                                ----------
                                                                     3,844
                                                                ----------

            INSURANCE -- 5.4%
     104    AFLAC, Inc. ......................................       3,196
      54    Ace Ltd. .........................................       1,855
     *31    Aetna, Inc. ......................................       1,850
     144    Allstate Corp. (The)..............................       5,127
      22    Ambac Financial Group, Inc. ......................       1,438
     533    American International Group, Inc. ...............      29,402
     *27    Anthem, Inc. .....................................       2,106
      62    Aon Corp. ........................................       1,487
      28    CIGNA Corp. ......................................       1,333
      38    Chubb Corp. (The).................................       2,260
      33    Cincinnati Financial Corp. .......................       1,218
     *32    Humana, Inc. .....................................         482
      29    Jefferson-Pilot Corp. ............................       1,206
     *57    John Hancock Financial Services, Inc. ............       1,755
      36    Lincoln National Corp. ...........................       1,281
      38    Loews Corp. ......................................       1,792
      29    MBIA, Inc. .......................................       1,430
      20    MGIC Investment Corp. ............................         940
     106    Marsh & McLennan Cos., Inc. ......................       5,404
    *154    MetLife, Inc. ....................................       4,356
     *66    Principal Financial Group (The)...................       2,135
      45    Progressive Corp. (The)...........................       3,254
    *111    Prudential Financial, Inc. .......................       3,745
      28    SAFECO Corp. .....................................         999
      46    St. Paul Cos., Inc. (The).........................       1,697
      24    Torchmark Corp. ..................................         877
     206    Travelers Property Casualty Corp., Class B........       3,242
     117    UnitedHealth Group, Inc. .........................       5,887
      58    UnumProvident Corp. ..............................         781
     *29    Wellpoint Health Networks, Inc. ..................       2,422
      28    XL Capital Ltd., Class A..........................       2,316
                                                                ----------
                                                                    97,273
                                                                ----------


The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
 MACHINERY -- 1.5%
     *14    American Standard Cos., Inc. .....................  $    1,050
    *328    Applied Materials, Inc. ..........................       5,196
      67    Baker Hughes, Inc. ...............................       2,235
      15    Black & Decker Corp. (The)........................         664
      68    Caterpillar, Inc. ................................       3,788
       8    Cummins, Inc. ....................................         292
      47    Deere & Co. ......................................       2,160
      40    Dover Corp. ......................................       1,198
      15    Eaton Corp. ......................................       1,158
      34    Ingersoll Rand Co. ...............................       1,587
      24    Pall Corp. .......................................         549
      23    Parker-Hannifin Corp. ............................         979
      17    Stanley Works (The)...............................         463
      92    United Technologies Corp. ........................       6,550
                                                                ----------

                                                                    27,869
                                                                ----------

            MEDIA & ENTERTAINMENT -- 3.2%
     *13    American Greetings Corp. .........................         256
     121    Clear Channel Communications, Inc. ...............       5,146
    *445    Comcast Corp., Class A............................      13,423
      22    Donnelly (R.R.) & Sons Co. .......................         581
      16    Dow Jones & Co., Inc. ............................         693
      53    Gannett Co., Inc. ................................       4,079
      22    Harrah's Entertainment, Inc. .....................         870
      16    Knight-Ridder, Inc. ..............................       1,107
      38    McGraw-Hill Cos., Inc. (The)......................       2,340
      10    Meredith Corp. ...................................         434
      30    New York Times Co. (The), Class A.................       1,359
      61    Tribune Co. ......................................       2,950
    *+45    Univision Communications, Inc. ...................       1,377
    *347    Viacom, Inc., Class B.............................      15,157
    *404    Walt Disney Co. (The).............................       7,975
                                                                ----------

                                                                    57,747
                                                                ----------

            MEDICAL INSTRUMENTS & SUPPLIES -- 3.5%
      10    Bard (C.R.), Inc. ................................         732
      10    Bausch & Lomb, Inc. ..............................         393
    *118    Baxter International, Inc. .......................       3,070
      50    Becton, Dickinson & Co. ..........................       1,955
      51    Biomet, Inc. .....................................       1,461
     *81    Boston Scientific Corp. ..........................       4,952
      61    Guidant Corp. ....................................       2,716
     587    Johnson & Johnson.................................      30,338
     241    Medtronic, Inc. ..................................      11,567
     *36    St. Jude Medical, Inc. ...........................       2,044
     *39    Stryker Corp. ....................................       2,726
     *39    Zimmer Holdings, Inc. ............................       1,745
                                                                ----------

                                                                    63,699
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            METALS, MINERALS & MINING -- 1.3%
     167    Alcoa, Inc. ......................................  $    4,262
      16    Allegheny Technologies, Inc. .....................         106
      11    Ball Corp. .......................................         514
      12    Crane Co. ........................................         267
      25    Engelhard Corp. ..................................         617
      29    Fortune Brands, Inc. .............................       1,500
      29    Freeport-McMoRan Copper & Gold, Inc.,. Class B             706
      61    Illinois Tool Works, Inc. ........................       4,000
      89    Lockheed Martin Corp. ............................       4,233
      94    Masco Corp. ......................................       2,248
      79    Newmont Mining Corp. .............................       2,579
      15    Nucor Corp. ......................................         752
     *18    Phelps Dodge Corp. ...............................         672
      11    Snap-On, Inc. ....................................         331
      20    United States Steel Corp. ........................         334
      20    Vulcan Materials Co. .............................         739
      17    Worthington Industries, Inc. .....................         224
                                                                ----------
                                                                    24,084
                                                                ----------

            REAL ESTATE INVESTMENT TRUST -- 0.4%
      18    Apartment Investment & Management. Co., Class A            637
      80    Equity Office Properties Trust....................       2,150
      54    Equity Residential Properties Trust...............       1,396
      36    Plum Creek Timber Co., Inc. ......................         939
      37    Simon Property Group, Inc. .......................       1,460
                                                                ----------
                                                                     6,582
                                                                ----------

            RESEARCH & TESTING FACILITIES -- 0.2%
      52    Monsanto Co. .....................................       1,119
      29    Moody's Corp. ....................................       1,546
     *21    Quest Diagnostics, Inc. ..........................       1,333
     *23    Quintiles Transnational Corp. ....................         332
                                                                ----------
                                                                     4,330
                                                                ----------

            RETAIL -- 7.7%
      73    Albertson's, Inc. ................................       1,394
     *18    AutoZone, Inc. ...................................       1,344
     *56    AutoNation, Inc. .................................         876
     *58    Bed Bath & Beyond, Inc. ..........................       2,267
     *64    Best Buy Co., Inc. ...............................       2,795
     *23    Big Lots, Inc. ...................................         348
      78    CVS Corp. ........................................       2,183
      41    Circuit City Stores, Inc. ........................         360
     *90    Costco Wholesale Corp. ...........................       3,299
      33    Darden Restaurants, Inc. .........................         632
      17    Dillard's, Inc., Class A..........................         226
      66    Dollar General Corp. .............................       1,204
      34    Family Dollar Stores, Inc. .......................       1,297
      37    Federated Department Stores, Inc. ................       1,363
     176    Gap, Inc. (The)...................................       3,301
     454    Home Depot, Inc. (The)............................      15,043
     *67    Kohl's Corp. .....................................       3,440
    *149    Kroger Co. (The)..................................       2,489
     103    Limited Brands, Inc. .............................       1,600
     154    Lowe's Cos., Inc. ................................       6,622
      57    May Department Stores Co. (The)...................       1,270
    *252    McDonald's Corp. .................................       5,548
      27    Nordstrom, Inc. ..................................         520
     *61    Office Depot, Inc. ...............................         887
      53    Penney (J.C.) Co., Inc. ..........................         896
     *33    RadioShack Corp. .................................         877
      61    Sears, Roebuck and Co. ...........................       2,043
      29    Sherwin-Williams Co. (The)........................         781
     *96    Staples, Inc. ....................................       1,766
     *77    Starbucks Corp. ..................................       1,893
     101    TJX Cos., Inc. (The)..............................       1,902
     180    Target Corp. .....................................       6,810

The accompanying notes are an integral part of this financial statement.

 HARTFORD INDEX HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
     *42    Toys R Us, Inc. ..................................  $      507
     866    Wal-Mart Stores, Inc. ............................      46,462
     203    Walgreen Co. .....................................       6,097
      22    Wendy's International, Inc. ......................         652
     +28    Winn-Dixie Stores, Inc............................         341
     *58    Yum! Brands, Inc. ................................       1,707
     *63    eBay, Inc. .......................................       6,532
                                                                ----------

                                                                   139,574
                                                                ----------

            RUBBER & PLASTICS PRODUCTS -- 0.3%
      14    Cooper Tire & Rubber Co. .........................         254
     +35    Goodyear Tire & Rubber Co. (The)..................         183
      52    NIKE, Inc., Class B...............................       2,793
      12    Reebok International Ltd. ........................         393
     *17    Sealed Air Corp. .................................         793
      11    Tupperware Corp. .................................         165
                                                                ----------

                                                                     4,581
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            SOFTWARE & SERVICES -- 6.9%
    *889    AOL Time Warner, Inc. ............................  $   14,301
      46    Adobe Systems, Inc. ..............................       1,469
      22    Autodesk, Inc. ...................................         354
     118    Automatic Data Processing, Inc. ..................       4,003
     *46    BMC Software, Inc. ...............................         752
     *33    Citrix Systems, Inc. .............................         667
     114    Computer Associates International, Inc. ..........       2,547
     *37    Computer Sciences Corp. ..........................       1,411
     *75    Compuware Corp. ..................................         431
      11    Deluxe Corp. .....................................         490
     *29    Electronic Arts, Inc. ............................       2,124
      95    Electronic Data Systems Corp. ....................       2,029
     148    First Data Corp. .................................       6,129
     *38    Fiserv, Inc. .....................................       1,359
      48    IMS Health, Inc. .................................         864
     *41    Intuit, Inc. .....................................       1,808
     *17    Mercury Interactive Corp. ........................         653
   2,122    Microsoft Corp. ..................................      54,347
     *19    NCR Corp. ........................................         482
     *72    Novell, Inc. .....................................         221
  *1,037    Oracle Corp. .....................................      12,459
     *52    Parametric Technology Corp. ......................         160
     *63    PeopleSoft, Inc. .................................       1,101
     *97    Siebel Systems, Inc. .............................         923
    *638    Sun Microsystems, Inc. ...........................       2,936
     *56    SunGard Data Systems, Inc. .......................       1,456
     *29    Symantec Corp. ...................................       1,281
     *65    Unisys Corp. .....................................         796
     *82    VERITAS Software Corp. ...........................       2,351
   *+119    Yahoo!, Inc. .....................................       3,906
                                                                ----------
                                                                   123,810
                                                                ----------

            TRANSPORTATION -- 3.7%
     166    Boeing Co. (The)..................................       5,705
     *18    Brunswick Corp. ..................................         445
      74    Burlington Northern Santa Fe Corp. ...............       2,094
      42    CSX Corp. ........................................       1,270
     124    Carnival Corp. ...................................       4,038
      29    Dana Corp. .......................................         335
     111    Delphi Corp. .....................................         956
      24    Delta Air Lines, Inc. ............................         358
      59    FedEx Corp. ......................................       3,657
     362    Ford Motor Co. ...................................       3,977
      39    General Dynamics Corp. ...........................       2,831
     111    General Motors Corp. .............................       3,992
      34    Genuine Parts Co. ................................       1,101
      23    Goodrich Corp. ...................................         486
      60    Harley-Davidson, Inc. ............................       2,384
     170    Honeywell International, Inc. ....................       4,553
      18    ITT Industries, Inc. .............................       1,184
     *13    Navistar International Corp. .....................         438
      77    Norfolk Southern Corp. ...........................       1,479
      36    Northrop Grumman Corp. ...........................       3,118
      23    PACCAR, Inc. .....................................       1,549
      28    Sabre Holdings Corp. .............................         698
     154    Southwest Airlines Co. ...........................       2,648
      27    Textron, Inc. ....................................       1,041
      50    Union Pacific Corp. ..............................       2,913
     222    United Parcel Service, Inc. ......................      14,167
                                                                ----------
                                                                    67,417
                                                                ----------

            UTILITIES -- 3.2%
    *121    AES Corp. (The)...................................         769
    *+24    Allegheny Energy, Inc. ...........................         206
     *41    Allied Waste North America, Inc...................         416
      32    Ameren Corp. .....................................       1,404
      78    American Electric Power Co., Inc. ................       2,328
      29    CMS Energy Corp. .................................         232
    *+75    Calpine Corp. ....................................         498
      60    Centerpoint Energy, Inc. .........................         488
      35    Cinergy Corp. ....................................       1,281
     *44    Consolidated Edison, Inc. ........................       1,910
      33    Constellation Energy Group, Inc. .................       1,121
      33    DTE Energy Co. ...................................       1,286
     +61    Dominion Resources, Inc. .........................       3,949
     178    Duke Energy Corp. ................................       3,553
     *74    Dynegy Inc., Class A..............................         310
     *64    Edison International..............................       1,057
     118    El Paso Electric Co. .............................         957
     *45    Entergy Corp. ....................................       2,354
      64    Exelon Corp. .....................................       3,832
      36    FPL Group, Inc. ..................................       2,419
      59    FirstEnergy Corp. ................................       2,261
      31    KeySpan Corp. ....................................       1,102
     *24    Kinder Morgan, Inc. ..............................       1,323
      80    Mirant Corp. .....................................         232
       9    NICOR, Inc. ......................................         321
      52    NiSource, Inc. ...................................         986
     *81    PG&E Corp. .......................................       1,712
      33    PPL Corp. ........................................       1,433
       7    People's Energy Corp. ............................         305
      18    Pinnacle West Capital Corp. ......................         677
      48    Progress Energy, Inc. ............................       2,089
      45    Public Service Enterprise Group, Inc. ............       1,889
      41    Sempra Energy.....................................       1,168
     143    Southern Co. (The)................................       4,444
     +35    TECO Energy, Inc. ................................         418
      64    TXU Corp. ........................................       1,428
    *117    Waste Management, Inc. ...........................       2,816

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            UTILITIES -- (CONTINUED)
     102    Williams Cos., Inc. (The).........................  $      808
     *79    Xcel Energy, Inc. ................................       1,187
                                                                ----------

                                                                    56,969
                                                                ----------

            Total common stocks...............................  $1,775,543
                                                                ==========

SHORT-TERM SECURITIES -- 1.9%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.5%
   9,894    Boston Global Investment Trust....................  $    9,894
                                                                ----------

PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.3%
 $14,327    Joint Repurchase Agreement (See Note 2(d))
              1.05% due 07/01/03..............................      14,327
   8,621    Joint Repurchase Agreement (See Note 2(d))
              1.08% due 07/01/03..............................       8,621
                                                                ----------
                                                                    22,948
                                                                ----------
            U.S. TREASURY BILLS -- 0.1%
   1,525    0.80% due 09/18/03................................       1,522
      25    0.81% due 09/18/03................................          25
     100    0.82% due 09/18/03................................         100
     100    0.85% due 09/18/03................................         100
     100    1.04% due 09/18/03................................         100
                                                                ----------
                                                                     1,847
                                                                ----------
            Total short-term securities.......................  $   34,689
                                                                ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $1,867,052)..........................   98.5%  $1,775,543
Total short-term securities (cost
  $34,689).............................    1.9       34,689
                                         -----   ----------
Total investment in securities (total
  cost $1,901,741) -- including $9,486
  of securities loaned (See Note
  2(i))................................  100.4    1,810,232
Cash, receivables and other assets.....    0.2        3,044
Payable for Fund shares redeemed.......   (0.0)         (12)
Securities lending collateral payable
  to brokers (See Note 2(i))...........   (0.6)      (9,894)
Payable for accounting services........   (0.0)          (1)
Other liabilities......................   (0.0)         (62)
                                         -----   ----------
Net assets.............................  100.0%  $1,803,307
                                         =====   ==========

                                                   MARKET
                                                   VALUE
                                                 ----------
SUMMARY OF NET ASSETS:
Capital stock, par value $0.001 per share;
  4,000,000 shares authorized; 68,944 shares
  outstanding..................................  $       69
Paid in capital................................   1,879,967
Accumulated net investment income..............      14,268
Accumulated net realized gain on investments...         770
Unrealized depreciation on investments.........     (91,509)
Unrealized depreciation on futures
  contracts ++.................................        (258)
                                                 ----------
Net assets.....................................  $1,803,307
                                                 ==========


Class IA
  Net asset value per share ($1,681,438 / 64,267
    shares outstanding) (3,500,000 shares
    authorized)...................................  $26.16
                                                    ======
Class IB
  Net asset value per share ($121,869 / 4,677
    shares outstanding) (500,000 shares
    authorized)...................................  $26.06
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003. (See
       Note 2(i)).

   ++ The fund had 110 Standard & Poor's 500 September 2003 Futures contracts open as of June 30, 2003. These contracts had a value of $26,766 as of June 30, 2003 and were collateralized by various U.S. Treasury Bills with a market value of $1,847.

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 95.4%
            AUSTRALIA -- 0.6%
    +550    News Corp. Ltd. (The) (Media & Entertainment).....  $  4,132
                                                                --------

            AUSTRIA -- 1.0%
 * @ 627    Telekom Austria AG (Communications)...............     7,109
                                                                --------

            BELGIUM -- 0.7%
   *+300    Fortis (Financial Services).......................     5,167
                                                                --------

            CANADA -- 5.0%
    +413    Abitibi-Consolidated, Inc. (Forest & Paper
              Products).......................................     2,611
     153    Canadian Imperial Bank of Commerce (Banks)........     6,081
     196    Canadian National Railway Co. (Transportation)....     9,435
    *430    National Bank of Canada (Banks)...................    11,653
   *+124    Talisman Energy, Inc. (Energy & Services).........     5,599
                                                                --------
                                                                  35,379
                                                                --------

            CHINA -- 0.3%
  10,000    China Petroleum & Chemical Corp., H Shares (Energy
              & Services).....................................     2,398
                                                                --------

            FINLAND -- 0.7%
     311    Nokia Oyj (Communications)........................     5,123
                                                                --------

            FRANCE -- 14.1%
     315    AXA (Financial Services)..........................     4,891
    +516    Alcatel S.A. (Communications).....................     4,647
    *385    Aventis S.A. (Drugs)..............................    21,178
    +138    BNP Paribas S.A. (Banks)..........................     6,991
   *+129    Carrefour S.A. (Retail)...........................     6,310
    +134    Essilor International S.A. (Retail)...............     5,398
    +343    France Telecom S.A. (Communications)..............     8,414
    *154    Lafarge Rights (Construction).....................       416
    +159    Lafarge S.A. (Construction).......................     9,285
     118    Schneider Electric S.A. (Electrical Equipment)....     5,543
     108    TotalFinaElf S.A., B Shares (Energy & Services)...    16,320
    +609    Vivendi S.A. (Media & Entertainment)..............    11,089
                                                                --------
                                                                 100,482
                                                                --------

            GERMANY -- 5.0%
     147    BMW AG (Transportation)...........................     5,636
     232    DaimlerChrysler AG (Transportation)...............     8,039
     732    Deutsche Telekom AG (Communications)..............    11,173
    +373    Infineon Technologies (Computers & Office
              Equipment)......................................     3,588
    +136    Veba AG (Utilities)...............................     6,967
                                                                --------
                                                                  35,403
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            HONG KONG -- 0.6%
  +3,019    Cathay Pacific Airways Ltd. (Transportation)......  $  4,065
                                                                --------

            IRELAND -- 0.7%
    *748    Ryanair Holdings PLC (Transportation).............     5,183
                                                                --------

            ITALY -- 1.3%
  +2,000    UniCredito Italiano S.p.A. (Financial Services)...     9,533
                                                                --------

            JAPAN -- 14.0%
  +1,423    Asahi Glass Co. (Construction)....................     8,846
     *95    Canon, Inc. (Computers & Office Equipment)........     4,359
     436    Dai Nippon Printing Co., Ltd. (Business
              Services).......................................     4,611
     220    Fuji Photo Film Co., Ltd. (Consumer
              Non-Durables)...................................     6,358
    +209    Fujisawa Pharmaceutical Co., Ltd. (Drugs).........     3,923
     197    Honda Motor Co. Ltd. (Transportation).............     7,446
      77    Hoya Corp. (Medical Instruments & Supplies).......     5,283
    +232    Kao Corp. (Consumer Non-Durables).................     4,318
       3    NTT DoCoMo, Inc. (Communications).................     7,555
      54    Nintendo Co., Ltd. (Consumer Non-Durables)........     3,890
     482    Nomura Securities (Insurance).....................     6,142
      *6    SKY Perfect Communications, Inc.
              (Communications)................................     4,400
      91    Secom Co., Ltd. (Electronics).....................     2,653
     182    Shin-Etsu Chemical Co., Ltd. (Chemicals)..........     6,220
    +438    Shionogi & Co., Ltd. (Drugs)......................     5,935
     163    Sony Corp., ADR (Communications)..................     4,553
     187    Takeda Chemical Industries Ltd. (Medical
              Instruments & Supplies).........................     6,914
   1,338    Tokyo Gas Co., Ltd. (Energy & Services)...........     3,844
  * @@--    Yahoo Japan Corp. (Software & Services)...........     2,257
                                                                --------
                                                                  99,507
                                                                --------

            MALAYSIA -- 0.7%
   2,031    Resort World Berhad (Hotels & Gaming).............     5,238
                                                                --------

            MEXICO -- 1.2%
     241    America Movil SA de C.V., ADR (Communications)....     4,521
    *120    Grupo Televisa S.A., ADR (Utilities)..............     4,154
                                                                --------
                                                                   8,675
                                                                --------

            NETHERLANDS -- 10.5%
    *505    ASML Holding N.V. (Machinery).....................     4,799
     612    Aegon N.V. (Insurance)............................     6,131
    *233    Azko Nobel N.V. (Chemicals).......................     6,162
     723    ING Group N.V. (Insurance)........................    12,565
  *1,093    Koninklijke KPN N.V. (Communications).............     7,743
     548    Royal Dutch Petroleum Co. (Energy & Services).....    25,414
     672    TNT Post Group NV (Consumer Services).............    11,666
                                                                --------
                                                                  74,480
                                                                --------

            SINGAPORE -- 0.9%
     588    Singapore Press Holding (Media & Entertainment)...     6,110
                                                                --------

            SOUTH AFRICA -- 0.6%
    +142    AngloGold Ltd., ADR (Metals, Minerals & Mining)...     4,517
                                                                --------

            SOUTH KOREA -- 4.0%
    *840    Kia Motors Corp. (Transportation).................     6,188
    *203    Kookmin Bank (Banks)..............................     6,115

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            SOUTH KOREA -- (CONTINUED)
     *33    SK Telecom Co., Ltd. (Communications).............  $  5,636
     *36    Samsung Electronics Co., Ltd. (Electronics).......    10,577
                                                                --------

                                                                  28,516
                                                                --------

            SPAIN -- 0.7%
     192    Industria de Diseno Textil S.A. (Apparel &
              Textile)........................................     4,834
                                                                --------

            SWEDEN -- 1.4%
     457    Sparbanken Sverige AB- A Shares (Banks)...........     6,303
     531    Swedish Match AB (Consumer Non-Durables)..........     4,009
                                                                --------

                                                                  10,312
                                                                --------

            SWITZERLAND -- 5.4%
     244    Credit Suisse Group (Banks).......................     6,422
     +81    Nestle S.A. (Food, Beverage & Tobacco)............    16,783
      86    Roche Holdings AG (Drugs).........................     6,751
    +172    STMicroelectronics N.V. (Electronics).............     3,605
       9    Serono S.A., Class B (Drugs)......................     5,183
                                                                --------

                                                                  38,744
                                                                --------

            TAIWAN -- 2.3%
   2,986    Quanta Computer, Inc. (Computers & Office
              Equipment)......................................     6,169
    *535    Taiwan Semiconductor Manufacturing Co., Ltd., ADR
              (Electronics)...................................     5,393
  *2,820    Taiwan Semiconductor Manufacturing Co., Ltd.
              (Electronics)...................................     4,644
                                                                --------

                                                                  16,206
                                                                --------

            THAILAND -- 1.3%
  *5,065    Siam Commercial Bank (Banks)......................     4,338
  *5,069    Thai Farmers Bank- Foreign (Banks)................     4,733
                                                                --------

                                                                   9,071
                                                                --------

            UNITED KINGDOM -- 20.2%
     827    Amersham PLC (Medical Instruments &. Supplies)         6,202
     381    AstraZeneca PLC (Drugs)...........................    15,265
     607    Aviva PLC (Financial Services)....................     4,211
   1,720    BP PLC (Energy & Services)........................    11,929
  *2,409    British Airways PLC (Transportation)..............     6,023
   2,297    Compass Group PLC (Food, Beverage & Tobacco)......    12,384
   1,996    Dixons Group PLC (Electronics)....................     4,347
     586    GlaxoSmithKline PLC (Drugs).......................    11,816
     318    HBOS PLC (Banks)..................................     4,111
     728    HSBC Holdings PLC (Banks).........................     8,600
   1,822    Hilton Group PLC (Hotels & Gaming)................     5,532
     291    Imperial Tobacco Group PLC (Food, Beverage &
              Tobacco)........................................     5,192
    @@--    Kingfisher PLC (Retail)...........................        --
     688    Royal Bank of Scotland Group PLC (Banks)..........    19,298
  12,949    Vodafone Group PLC (Communications)...............    25,321
    *449    WWP Group PLC (Business Services).................     3,520
                                                                --------

                                                                 143,751
                                                                --------

            UNITED STATES OF AMERICA -- 2.2%
    *373    Accenture Ltd. (Business Services)................     6,740
     238    Tyco International Ltd. (Consumer Non-Durables)...     4,523
      49    XL Capital Ltd., Class A (Insurance)..............     4,100
                                                                --------

                                                                  15,363
                                                                --------

            Total common stocks...............................  $679,298
                                                                ========

SHORT-TERM SECURITIES -- 16.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 12.6%
  90,060    State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 90,060
                                                                --------

PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 4.0%
 $28,138    Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 07/01/03....................................    28,138
                                                                --------
            Total short-term securities.......................  $118,198
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $641,326).........    95.4%  $679,298
Total short-term securities (cost
  $118,198).................................    16.6    118,198
                                              ------   --------
Total investment in securities (total cost
  $759,524) -- including $85,661 of
  securities loaned (See Note 2(i)).........   112.0    797,496
Cash, receivables and other assets..........     1.6     12,028
Payable for securities purchased............    (1.0)    (7,118)
Payable for Fund shares redeemed............    (0.0)        (8)
Securities lending collateral payable to
  brokers (See Note 2(i))...................   (12.6)   (90,060)
Other liabilities...........................    (0.0)      (227)
                                              ------   --------
Net assets..................................   100.0%  $712,111
                                              ======   ========

SUMMARY OF NET ASSETS:
Capital stock, par value $0.001 per share;
  2,625,000 shares authorized; 87,239 shares
  outstanding.....................................  $       87
Paid in capital...................................   1,086,458
Accumulated net investment income.................       6,988
Accumulated net realized loss on investments......    (419,410)
Unrealized appreciation on investments............      37,972
Unrealized appreciation on forward foreign
  currency contracts (See Note 2(g))@@@...........           1
Unrealized appreciation on other assets and
  liabilities in foreign currencies...............          15
                                                    ----------
Net assets........................................  $  712,111
                                                    ==========

Class IA
  Net asset value per share ($669,499 / 81,992 shares
  outstanding) (2,000,000 shares authorized)..........   $8.17
                                                         =====
Class IB
  Net asset value per share ($42,612 / 5,247 shares
  outstanding) (625,000 shares authorized)............   $8.12
                                                         =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                       MARKET
                                                       VALUE
                                                      --------
DIVERSIFICATION BY INDUSTRY
Apparel & Textile............................   0.7%  $  4,834
Banks........................................  11.9     84,645
Business Services............................   2.1     14,871
Chemicals....................................   1.7     12,382
Communications...............................  13.5     96,195
Computers & Office Equipment.................   2.0     14,116
Construction.................................   2.6     18,547
Consumer Non-Durables........................   3.2     23,098
Consumer Services............................   1.6     11,666
Drugs........................................   9.8     70,051
Electrical Equipment.........................   0.8      5,543
Electronics..................................   4.4     31,219
Energy & Services............................   9.2     65,504
Financial Services...........................   3.3     23,802
Food, Beverage & Tobacco.....................   4.8     34,359
Forest & Paper Products......................   0.4      2,611
Hotels & Gaming..............................   1.5     10,770
Insurance....................................   4.1     28,938
Machinery....................................   0.7      4,799
Media & Entertainment........................   3.0     21,331
Medical Instruments & Supplies...............   2.6     18,399
Metals, Minerals & Mining....................   0.6      4,517
Retail.......................................   1.6     11,708
Software & Services..........................   0.3      2,257
Transportation...............................   7.3     52,015
Utilities....................................   1.7     11,121
                                               ----   --------
  Total common stocks........................  95.4%  $679,298
                                               ====   ========

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $7,109 or 1.0% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market values round to zero.

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Sell)            $1,020             $1,024          7/3/2003              $ 4
EURO (Sell)                        970                965          7/1/2003               (5)
Swedish Krona (Buy)              1,398              1,396          7/1/2003                2
                                                                                         ---
                                                                                         $ 1
                                                                                         ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL STOCK HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              MARKET
SHARES                                                        VALUE
------                                                       --------
COMMON STOCKS -- 98.2%
         AUSTRALIA -- 2.1%
   307   Broken Hill Proprietary Co., Ltd. (Metals,
           Minerals & Mining)..............................  $  1,780
                                                             --------

         DENMARK -- 1.3%
    30   Donotuse Novo Nordisk (Drugs).....................     1,061
                                                             --------

         FINLAND -- 2.7%
   136   Nokia Oyj (Communications)........................     2,233
                                                             --------

         FRANCE -- 8.9%
   +26   BNP Paribas S.A. (Banks)..........................     1,296
    17   Carrefour S.A. (Retail)...........................       833
    42   Credit Agricole S.A. (Banks)......................       789
   +23   Lagardere S.C.A. (Media & Entertainment)..........     1,008
    16   Schneider Electric S.A. (Electrical Equipment)....       729
    18   TotalFinaElf S.A., B Shares (Energy & Services)...     2,691
                                                             --------
                                                                7,346
                                                             --------

         GERMANY -- 2.0%
    13   BMW AG (Transportation)...........................       500
    29   Deutsche Telekom AG (Communications)..............       440
    14   Siemens AG (Electronics)..........................       677
                                                             --------
                                                                1,617
                                                             --------

         HONG KONG -- 1.5%
   185   CLP Holdings Ltd. (Energy & Services).............       809
   318   Hong Kong & China Gas (Energy & Services).........       402
                                                             --------
                                                                1,211
                                                             --------

         IRELAND -- 4.1%
    63   Allied Irish Banks PLC (Banks)....................       940
   117   Bank of Ireland (Banks)...........................     1,408
    67   CRH PLC (Metals, Minerals & Mining)...............     1,050
                                                             --------
                                                                3,398
                                                             --------

         ITALY -- 6.8%
   +86   Alleanza Assicurazioni S.p.A. (Insurance).........       820
   +87   ENI S.p.A. (Energy & Services)....................     1,311
  +219   Snam Rete Gas S.p.A. (Transportation).............       860
  +294   Telecom Italia S.p.A. (Communications)............     2,662
                                                             --------
                                                                5,653
                                                             --------

                                                              MARKET
SHARES                                                        VALUE
------                                                       --------
         JAPAN -- 14.3%
    23   Acom Co., Ltd. (Financial Services)...............  $    824
    38   Canon, Inc. (Computers & Office Equipment)........     1,744
  @@--   East Japan Railway Co. (Transportation)...........       894
    12   Fanuc Ltd. (Electronics)..........................       575
    11   Honda Motor Co. Ltd. (Transportation).............       402
    69   Kao Corp. (Consumer Non-Durables).................     1,284
     1   NTT DoCoMo, Inc. (Communications).................     1,715
   228   Nissan Motor Co., Ltd. (Transportation)...........     2,180
    43   Takeda Chemical Industries Ltd. (Medical
           Instruments & Supplies).........................     1,568
   232   Tokyo Gas Co., Ltd. (Energy & Services)...........       667
                                                             --------
                                                               11,853
                                                             --------

         NETHERLANDS -- 9.4%
    74   ABN AMRO Holdings N.V. (Financial Services).......     1,405
    36   Heineken N.V. (Food, Beverage & Tobacco)..........     1,277
  *153   Koninklijke KPN N.V. (Communications).............     1,083
    56   Philips Electronics N.V. (Electronics)............     1,057
    64   Royal Dutch Petroleum Co. (Energy & Services).....     2,989
                                                             --------
                                                                7,811
                                                             --------

         NORWAY -- 0.5%
    48   Statoil ASA, Class A (Metals, Minerals &
           Mining).........................................       408
                                                             --------

         SINGAPORE -- 1.6%
  @@--   Haw Par Corp. Ltd. (Financial Services)...........        --
   101   Oversea-Chinese Banking Corp., Ltd. (Banks).......       574
   111   United Overseas Bank Ltd. (Financial Services)....       784
                                                             --------
                                                                1,358
                                                             --------

         SPAIN -- 3.4%
   +54   Altadis S.A. (Food, Beverage & Tobacco)...........     1,387
   +83   Endesa S.A. (Utilities)...........................     1,395
                                                             --------
                                                                2,782
                                                             --------

         SWEDEN -- 1.1%
   +36   Sandvik AB (Construction).........................       934
                                                             --------

         SWITZERLAND -- 8.1%
    66   Compagnie Financiere Richemont AG (Retail)........     1,072
    62   Credit Suisse Group (Banks).......................     1,619
    41   Novartis AG (Drugs)...............................     1,603
     5   Roche Holdings AG (Drugs).........................       384
    37   UBS AG (Banks)....................................     2,053
                                                             --------
                                                                6,731
                                                             --------

         UNITED KINGDOM -- 30.4%
   259   BP PLC (Energy & Services)........................     1,798
   *56   BT Group PLC (Communications).....................       188
   291   Barclays PLC (Banks)..............................     2,161
   171   Boots Group PLC (Retail)..........................     1,833
   142   Cadbury Schweppes PLC (Food, Beverage &
           Tobacco)........................................       841
   153   Diageo PLC (Food, Beverage & Tobacco).............     1,635
   151   GlaxoSmithKline PLC (Drugs).......................     3,039
   291   HSBC Holdings PLC (Banks).........................     3,438
    92   Imperial Tobacco Group PLC (Food, Beverage &
           Tobacco)........................................     1,641
  *353   Kingfisher PLC (Retail)...........................     1,614
    66   Royal Bank of Scotland Group PLC (Banks)..........     1,854
   257   Tesco PLC (Retail)................................       931
   131   Unilever PLC (Food, Beverage & Tobacco)...........     1,044
 1,621   Vodafone Group PLC (Communications)...............     3,168
                                                             --------
                                                               25,185
                                                             --------
         Total common stocks...............................  $ 81,361
                                                             ========


The accompanying notes are an integral part of this financial statement.

 HARTFORD INTERNATIONAL STOCK HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              MARKET
SHARES                                                        VALUE
------                                                       --------
SHORT-TERM SECURITIES -- 14.7%
         INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
         SECURITIES -- 13.2%
10,933   State Street Navigator Securities Lending Prime
           Portfolio......................................   $ 10,933

         INVESTMENT COMPANIES -- 1.5%
 1,262   SSgA Money Market Fund............................     1,262
                                                             --------

         Total short-term securities.......................  $ 12,195
                                                             ========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $77,775).......   98.2%  $ 81,361
Total short-term securities (cost
  $12,195)...............................   14.7     12,195
                                           -----   --------
Total investment in securities (total
  cost $89,970) -- including $10,395 of
  securities loaned (See Note 2(i))......  112.9     93,556
Cash, receivables and other assets.......    1.0        788
Payable for securities purchased.........   (0.6)      (537)
Payable for Fund shares redeemed.........   (0.0)       (11)
Securities lending collateral payable to
  brokers (See Note 2(i))................  (13.2)   (10,933)
Other liabilities........................   (0.1)       (52)
                                           -----   --------
Net assets...............................  100.0%  $ 82,811
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  100,000 shares authorized; 8,288 shares
  outstanding...................................  $      8
Paid in capital.................................   117,389
Accumulated net investment income...............     1,197
Accumulated net realized loss on investments....   (39,368)
Unrealized appreciation on investments..........     3,586
Unrealized depreciation on other assets and
  liabilities in foreign currencies.............        (1)
                                                  --------
Net assets......................................  $ 82,811
                                                  ========

Class IA
  Net asset value per share ($82,811 / 8,288
    shares outstanding) (100,000 shares
    authorized).................................     $9.99
                                                  ========

                                                    MARKET
                                                     VALUE
                                                    -------
DIVERSIFICATION BY INDUSTRY
Banks.....................................    19.5% $16,132
Communications............................    13.9   11,489
Computers & Office Equipment..............     2.1    1,744
Construction..............................     1.1      934
Consumer Non-Durables.....................     1.6    1,284
Drugs.....................................     7.4    6,087
Electrical Equipment......................     0.9      729
Electronics...............................     2.8    2,309
Energy & Services.........................    12.9   10,667
Financial Services........................     3.6    3,013
Food, Beverage & Tobacco..................     9.4    7,825
Insurance.................................     1.0      820
Media & Entertainment.....................     1.2    1,008
Medical Instruments & Supplies............     1.9    1,568
Metals, Minerals & Mining.................     3.9    3,238
Retail....................................     7.6    6,283
Transportation............................     5.8    4,836
Utilities.................................     1.6    1,395
                                            -----   -------
    Total common stocks...................    98.2% $81,361
                                            =====   =======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market values round to zero.

The accompanying notes are an integral part of this financial statement.

 HARTFORD LARGECAP GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 99.5%
            BANKS -- 12.4%
    63      Citigroup, Inc. ..................................  $ 2,709
    16      Federal National Mortgage Association.............    1,072
   111      MBNA Corp. .......................................    2,309
    21      Morgan (J.P.) Chase & Co. ........................      714
                                                                -------

                                                                  6,804
                                                                -------

            COMMUNICATIONS -- 3.6%
   103      Nokia Corp., ADR..................................    1,699
    13      Vodafone Group PLC, ADR...........................      246
                                                                -------

                                                                  1,945
                                                                -------

            COMPUTERS & OFFICE EQUIPMENT -- 5.1%
   *86      Cisco Systems, Inc. ..............................    1,432
   *42      Dell Computer Corp. ..............................    1,342
                                                                -------

                                                                  2,774
                                                                -------

            CONSUMER NON-DURABLES -- 5.6%
    14      Avon Products, Inc. ..............................      880
     7      Cardinal Health, Inc. ............................      424
    16      Colgate-Palmolive Co. ............................      933
     9      Procter & Gamble Co. (The)........................      803
                                                                -------

                                                                  3,040
                                                                -------

            DRUGS -- 10.3%
   *29      Amgen, Inc. ......................................    1,927
   101      Pfizer, Inc. .....................................    3,449
     6      Wyeth.............................................      264
                                                                -------

                                                                  5,640
                                                                -------

            ELECTRONICS -- 8.6%
    67      General Electric Co. .............................    1,933
    83      Intel Corp. ......................................    1,733
    17      Maxim Integrated Products, Inc. ..................      585
   *24      Taiwan Semiconductor Manufacturing Co.,. Ltd., ADR      238
    11      Texas Instruments, Inc. ..........................      195
                                                                -------

                                                                  4,684
                                                                -------

            FINANCIAL SERVICES -- 2.5%
    17      Charles Schwab Corp. (The)........................      166
     7      Lehman Brothers Holdings, Inc. ...................      492
     9      Merrill Lynch & Co., Inc. ........................      429
     6      Morgan Stanley Dean Witter & Co. .................      269
                                                                -------

                                                                  1,356
                                                                -------

            FOOD, BEVERAGE & TOBACCO -- 1.4%
    14      Anheuser-Busch Cos., Inc. ........................      699
     1      Wrigley, (Wm.) Jr. Co. ...........................       51
                                                                -------

                                                                    750
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            HEALTH SERVICES -- 0.2%
     7      Health Management Associates, Inc., Class A.......  $   131
                                                                -------

            INSURANCE -- 10.6%
    26      Ace Ltd. .........................................      888
    43      American International Group, Inc. ...............    2,384
    12      Progressive Corp. (The)...........................      863
    33      UnitedHealth Group, Inc. .........................    1,658
                                                                -------
                                                                  5,793
                                                                -------

            MACHINERY -- 0.7%
   *23      Applied Materials, Inc. ..........................      362
                                                                -------

            MEDIA & ENTERTAINMENT -- 8.8%
    14      Clear Channel Communications, Inc. ...............      572
   *52      Comcast Corp. ....................................    1,511
     5      Scripps (E.W.) Co. (The), Class A.................      399
   *54      Viacom, Inc., Class B.............................    2,362
                                                                -------
                                                                  4,844
                                                                -------

            MEDICAL INSTRUMENTS & SUPPLIES -- 7.7%
    *8      Boston Scientific Corp. ..........................      477
    36      Johnson & Johnson.................................    1,846
    37      Medtronic, Inc. ..................................    1,780
    *2      St. Jude Medical, Inc. ...........................      109
                                                                -------
                                                                  4,212
                                                                -------

            METALS, MINERALS & MINING -- 0.9%
    11      Lockheed Martin Corp. ............................      504
                                                                -------

            RETAIL -- 11.2%
    13      Home Depot, Inc. (The)............................      431
   *36      Kohl's Corp. .....................................    1,850
    11      Lowe's Cos., Inc. ................................      477
     8      Target Corp. .....................................      284
    41      Wal-Mart Stores, Inc. ............................    2,212
    26      Walgreen Co. .....................................      786
    *1      eBay, Inc. .......................................      115
                                                                -------
                                                                  6,155
                                                                -------

            SOFTWARE & SERVICES -- 9.5%
    25      First Data Corp. .................................    1,048
   116      Microsoft Corp. ..................................    2,978
   *22      Oracle Corp. .....................................      263
    *7      Symantec Corp. ...................................      307
   *23      VERITAS Software Corp. ...........................      651
                                                                -------
                                                                  5,247
                                                                -------

            TRANSPORTATION -- 0.4%
     6      Harley-Davidson, Inc. ............................      255
                                                                -------
            Total common stocks...............................  $54,496
                                                                =======

SHORT-TERM SECURITIES -- 0.9%
            INVESTMENT COMPANIES -- 0.9%
   492      SSgA Money Market Fund............................  $   492
                                                                -------
            Total short-term securities.......................  $   492
                                                                =======

The accompanying notes are an integral part of this financial statement.

 HARTFORD LARGECAP GROWTH HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $57,254).......   99.5%  $ 54,496
Total short-term securities (cost $492)..    0.9%       492
                                           -----   --------
Total investment in securities
  (total cost $57,746)...................  100.4     54,988
Cash, receivables and other assets.......    0.3        164
Payable for securities purchased.........   (0.7)      (378)
Payable for Fund shares redeemed.........   (0.0)        (7)
Other liabilities........................   (0.0)       (13)
                                           -----   --------
Net assets...............................  100.0%  $ 54,754
                                           =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  500,000 shares authorized; 7,127 shares
  outstanding...................................  $      7
Paid in capital.................................   102,243
Accumulated net investment income...............        37
Accumulated net realized loss on investments....   (44,775)
Unrealized depreciation on investments..........    (2,758)
                                                  --------
Net assets......................................  $ 54,754
                                                  ========

Class IA
  Net asset value per share ($54,754 / 7,127 shares
    outstanding) (500,000 shares authorized).......  $7.68
                                                     =====

    *  Non-income producing during the period.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP STOCK HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 96.9%
            AEROSPACE & DEFENSE -- 0.5%
     *6     Gamin Ltd. .......................................  $   231
                                                                -------

            APPAREL & TEXTILE -- 2.3%
    *10     Coach, Inc. ......................................      502
     *4     Columbia Sportswear Co. ..........................      211
     *7     Mohawk Industries, Inc. ..........................      366
                                                                -------

                                                                  1,079
                                                                -------

            BANKS -- 10.7%
      9     City National Corp. ..............................      401
     10     Commerce Bancorp., Inc. ..........................      360
      3     Countrywide Credit Industries, Inc. ..............      223
      8     Doral Financial Corp. ............................      344
      7     First Tennessee National Corp. ...................      303
     11     GreenPoint Financial Corp. .......................      540
      9     Marshall & Ilsley Corp. ..........................      275
      7     Mercantile Bankshares Corp. ......................      276
     20     National Commerce Financial Corp. ................      444
      4     New Century Financial Corp. ......................      170
     12     New York Community Bancorp, Inc. .................      349
      7     Popular, Inc. ....................................      259
     12     South Financial Group, Inc. (The).................      268
     19     Sovereign Bancorp., Inc. .........................      294
      9     TCF Financial Corp. ..............................      367
      5     Wintrust Financial Corp. .........................      142
                                                                -------

                                                                  5,015
                                                                -------

            BUSINESS SERVICES -- 1.0%
      7     Fluor Corp. ......................................      225
     *3     Rent-A-Center, Inc. ..............................      243
                                                                -------

                                                                    468
                                                                -------

            CHEMICALS -- 1.3%
      9     Lubrizol Corp. (The)..............................      288
      3     PPG Industries, Inc. .............................      152
     *6     SurModics, Inc. ..................................      168
                                                                -------

                                                                    608
                                                                -------

            COMMUNICATIONS -- 3.2%
      5     ADTRAN, Inc. .....................................      262
    *15     Advanced Digital Information Corp. ...............      241
    *33     Level 3 Communications, Inc. .....................      218
    *17     McDATA Corp., Class A.............................      254
    *12     Plantronics, Inc. ................................      264
     *7     UTStarcom, Inc. ..................................      263
                                                                -------

                                                                  1,502
                                                                -------

            COMPUTERS & OFFICE EQUIPMENT -- 3.8%
     *2     Lexmark International, Inc. ......................      170
     19     SanDisk Corp. ....................................      759
    *16     Storage Technology Corp. .........................      407
    *31     Western Digital Corp. ............................      315
     *2     Zebra Technologies Corp. .........................      120
                                                                -------

                                                                  1,771
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            CONSTRUCTION -- 1.5%
     *4     Hovnanian Enterprises, Inc. ......................  $   218
      7     Lennar Corp., Class A ............................      493
                                                                -------
                                                                    711
                                                                -------

            CONSUMER DURABLES -- 1.5%
    *10     Gentex Corp. .....................................      309
      4     Hillenbrand Industries, Inc. .....................      222
      5     Hughes Supply, Inc. ..............................      167
                                                                -------
                                                                    698
                                                                -------

            CONSUMER NON-DURABLES -- 1.8%
      4     Alberto-Culver Co., Class B.......................      225
      9     Dial Corp. .......................................      175
      5     Fresh Del Monte Produce...........................      123
     *6     Henry Schein, Inc. ...............................      335
                                                                -------
                                                                    858
                                                                -------

            CONSUMER SERVICES -- 0.4%
     *8     FTI Consulting, Inc. .............................      187
                                                                -------

            DRUGS -- 4.6%
     *6     Chiron Corp. .....................................      245
    *15     Gilead Sciences, Inc. ............................      839
     18     ICN Pharmaceuticals, Inc. ........................      298
     14     Mylan Laboratories, Inc. .........................      501
      5     Sigma-Aldrich Corp. ..............................      260
                                                                -------
                                                                  2,143
                                                                -------

            EDUCATION -- 1.6%
     *5     Apollo Group, Inc. ...............................      309
     *9     Corinthian Colleges, Inc. ........................      432
                                                                -------
                                                                    741
                                                                -------

            ELECTRICAL EQUIPMENT -- 1.4%
     12     Applera Corp. -- Applied Biosystems Group.........      230
     *4     Flir Systems, Inc. ...............................      133
     *7     Millipore Corp. ..................................      297
                                                                -------
                                                                    660
                                                                -------

            ELECTRONICS -- 4.3%
    *11     American Power Conversion Corp. ..................      164
      5     Cooper Industries Ltd. ...........................      198
   *+12     Cree, Inc. .......................................      199
    *12     Energizer Holdings, Inc. .........................      374
     *7     Integrated Circuit Systems, Inc. .................      233
    *16     MEMC Electronic Materials, Inc. ..................      161
     12     Microchip Technology, Inc. .......................      286
     *6     QLogic Corp. .....................................      295
     *7     Semtech Corp. ....................................      101
                                                                -------
                                                                  2,011
                                                                -------

            ENERGY & SERVICES -- 5.9%
      4     Equitable Resources, Inc. ........................      155
     *7     Houston Exploration Co. ..........................      239
      8     Patina Oil & Gas Corp. ...........................      257
    *15     Pioneer Natural Resources Co. ....................      402
      4     Sunoco, Inc. .....................................      147
    *10     Unit Corp. .......................................      203

The accompanying notes are an integral part of this financial statement.

 HARTFORD MIDCAP STOCK HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            ENERGY & SERVICES -- (CONTINUED)
    *15     Valero Energy Corp. ..............................  $   552
    *18     Varo International, Inc. .........................      359
     23     XTO Energy, Inc. .................................      453
                                                                -------

                                                                  2,767
                                                                -------

            FINANCIAL SERVICES -- 2.3%
     *3     Affiliated Managers Group, Inc. ..................      171
      4     Bear Stearns Cos., Inc. (The).....................      290
    *45     E*TRADE Group, Inc. ..............................      382
      8     Nuveen Investments, Inc. .........................      215
                                                                -------

                                                                  1,058
                                                                -------

            FOOD, BEVERAGE & TOBACCO -- 1.2%
      5     Pepsi Bottling Group, Inc. (The)..................      100
     10     Sensient Technologies Corp. ......................      230
      6     Smucker (J.M.) Co. (The)..........................      223
                                                                -------

                                                                    553
                                                                -------

            FOREST & PAPER PRODUCTS -- 1.5%
      5     Bemis Co., Inc. ..................................      220
    *12     Pactiv Corp. .....................................      235
      8     Rayonier, Inc. ...................................      248
                                                                -------

                                                                    703
                                                                -------

            HEALTH SERVICES -- 2.8%
    *12     Apria Healthcare Group, Inc. .....................      286
     *7     Coventry Health Care, Inc. .......................      342
    *12     First Health Group Corp. .........................      320
    *+6     Sunrise Assisted Living, Inc. ....................      137
     *6     Universal Health Services, Inc. ..................      226
                                                                -------

                                                                  1,311
                                                                -------

            HOTELS & GAMING -- 0.3%
     *8     Aztar Corp. ......................................      124
                                                                -------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
            INSURANCE -- 8.1%
     *5     Aetna, Inc. ......................................  $   301
      5     Everest Re Group Ltd. ............................      360
     16     Fidelity National Financial, Inc. ................      500
     14     First American Corp. .............................      361
    *15     Health Net, Inc. .................................      498
     *7     Hilb Rogal & Hamilton Co. ........................      242
      6     IPC Holdings Ltd. ................................      211
     13     Old Republic International Corp. .................      456
    *10     Oxford Health Plans, Inc. ........................      433
     *7     Principal Financial Group (The)...................      223
      5     RenaissanceRe Holdings Ltd. ......................      214
                                                                -------
                                                                  3,799
                                                                -------

            MACHINERY -- 2.9%
    *16     FMC Technologies, Inc. ...........................      341
    *21     Oil States International, Inc. ...................      250
      9     Timken Co. (The)..................................      149
     *7     Varian Medical Systems, Inc. .....................      380
     11     York International Corp. .........................      248
                                                                -------
                                                                  1,368
                                                                -------

            MEDIA & ENTERTAINMENT -- 3.9%
     *7     Avid Technology, Inc. ............................      231
     *9     COX Radio, Inc., Class A..........................      203
     *6     Entercom Communications Corp. ....................      284
    *11     Valassis Communications, Inc. ....................      275
      1     Washington Post Co. ..............................      437
    *11     Westwood One, Inc. ...............................      377
                                                                -------
                                                                  1,807
                                                                -------

            MEDICAL INSTRUMENTS & SUPPLIES -- 2.4%
      8     Beckman Coulter, Inc. ............................      317
     *8     Cytec Industries, Inc. ...........................      267
    *11     Steris Corp. .....................................      263
     *9     Techne Corp., ADR.................................      270
                                                                -------
                                                                  1,117
                                                                -------

            METALS, MINERALS & MINING -- 0.9%
     *4     Phelps Dodge Corp. ...............................      134
     10     Precision Castparts Corp. ........................      305
                                                                -------
                                                                    439
                                                                -------

            RESEARCH & TESTING FACILITIES -- 1.1%
      6     Monsanto Co. .....................................      138
      3     Moody's Corp. ....................................      150
     *7     Pharmaceutical Product Development, Inc...........      204
                                                                -------
                                                                    492
                                                                -------

            RETAIL -- 8.1%
     *9     Abercrombie & Fitch Co. ..........................      250
      9     BOB Evans Farms...................................      249
    *13     Borders Group, Inc. ..............................      229
    *10     Brinker International, Inc. ......................      353
    *10     Chico's FAS, Inc. ................................      200
     11     Claire's Stores, Inc. ............................      274
    *10     Michaels Stores, Inc. ............................      384
      7     Penney (J.C.) Co., Inc. ..........................      120
     14     Pier 1 Imports, Inc. .............................      290
     11     Ross Stores, Inc. ................................      453
      8     Ruby Tuesday, Inc. ...............................      205
     *5     Whole Foods Market, Inc. .........................      238
    *11     Williams-Sonoma, Inc. ............................      315
     *6     Zale Corp. .......................................      244
                                                                -------
                                                                  3,804
                                                                -------

            SOFTWARE & SERVICES -- 6.6%
      4     Adobe Systems, Inc. ..............................      115
    *11     Check Point Software Technologies Ltd. ...........      207
    *10     Choicepoint, Inc. ................................      335
      6     Deluxe Corp. .....................................      251
     *4     Electronic Arts, Inc. ............................      289
      6     Factset Research Systems, Inc. ...................      255
     *6     GTECH Holdings Corp. .............................      237
      8     Henry and Associates..............................      146
      9     Reynolds & Reynolds Co. (The).....................      248
     *9     SunGard Data Systems, Inc. .......................      220
     *3     Symantec Corp. ...................................      132
     *6     Take-Two Interactive Software, Inc., ADR..........      170

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- (CONTINUED)
    *11     United Online, Inc. ..............................  $   266
    *21     WebMD Corp. ......................................      224
                                                                -------

                                                                  3,095
                                                                -------

            TRANSPORTATION -- 2.9%
      6     Harsco Corp. .....................................      231
      3     ITT Industries, Inc. .............................      203
     *2     Landstar System, Inc. ............................      145
      3     Magna International, Inc. ........................      202
      7     Robinson (C.H.) Worldwide, Inc. ..................      238
      4     Superior Industries International.................      163
      8     Werner Enterprises, Inc. .........................      163
                                                                -------

                                                                  1,345
                                                                -------

            UTILITIES -- 6.1%
      6     Energen Corp. (The)...............................      203
      8     Hawaiian Electric Industries......................      344
      5     MDU Resources Group, Inc. ........................      157
     19     Pepco Holdings, Inc. .............................      370
     12     Questar Corp. ....................................      388
    *18     Republic Services, Inc. ..........................      408
     12     Scana Corp. ......................................      398
     18     Wisconsin Energy Corp. ...........................      513
                                                                -------

                                                                  2,781
                                                                -------

            Total common stocks...............................  $45,246
                                                                =======

WARRANTS -- 0.0%
            BANKS -- 0.0%
     12     Dime Bancorp., Inc. ..............................  $     2
                                                                -------

            Total warrants....................................  $     2
                                                                =======

SHORT-TERM SECURITIES -- 3.8%
            INVESTMENT COMPANIES -- 3.1%
  1,455     SSgA Money Market Fund............................  $ 1,455
                                                                -------

            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.7%
    337     Boston Global Investment Trust....................      337
                                                                -------

            Total short-term securities.......................  $ 1,792
                                                                =======


                                                    MARKET
                                                     VALUE
                                                    -------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $40,665)........   96.9%  $45,246
Total warrants (cost $--).................    0.0         2
Total short-term securities (cost
  $1,792).................................    3.8     1,792
                                            -----   -------
Total investment in securities
  (total cost $42,457) -- including $327
  of securities loaned (See Note 2(i))....  100.7    47,040
Cash, receivables and other assets........    0.1        30
Payable for Fund shares redeemed..........   (0.0)      (10)
Securities lending collateral payable to
  brokers (See Note 2(i)).................   (0.8)     (337)
Other liabilities.........................   (0.0)      (10)
                                            -----   -------
Net assets................................  100.0%  $46,713
                                            =====   =======

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 500,000
  shares authorized; 4,909 shares outstanding....  $     5
Paid in capital..................................   50,702
Accumulated net investment income................       45
Accumulated net realized loss on investments.....   (8,622)
Unrealized appreciation on investments...........    4,583
                                                   -------
Net assets.......................................  $46,713
                                                   =======

Class IA
  Net asset value per share ($46,713 / 4,909
    shares outstanding)(500,000 shares
    authorized)...................................  $9.52
                                                    =====


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
COMMERCIAL PAPER -- 47.8%
$  17,000   7-Eleven, Inc.....................................
              1.26% due 07/30/03                                $   16,983
   17,000   7-Eleven, Inc.....................................
              1.26% due 08/15/03                                    16,973
   50,000   Alliance & Leicester PLC..........................
              1.10% due 09/15/03                                    49,884
   15,000   American General Finance Corp.....................
              1.22% due 07/24/03                                    14,988
   19,900   American General Finance Corp.....................
              1.25% due 07/01/03                                    19,900
   34,000   Archer-Daniels-Midland Co.........................
              1.20% due 07/02/03                                    33,999
   50,000   Bank of America Corp..............................
              1.23% due 07/09/03                                    49,986
   30,000   Bear Stearns Cos., Inc. (The).....................
              1.09% due 09/04/03                                    29,941
   12,000   Bradford & Bingley PLC............................
              1.11% due 08/21/03                                    11,981
   43,000   Bradford & Bingley PLC............................
              1.20% due 08/20/03                                    42,928
   34,270   Cargill, Inc......................................
              1.28% due 07/01/03                                    34,270
   38,000   Caterpillar Financial Services....................
              1.27% due 07/21/03                                    37,973
   38,000   Federal Home Loan Mortgage Association............
              1.19% due 07/25/03                                    37,970
   25,000   Federal Home Loan Mortgage Association............
              1.19% due 09/17/03                                    24,936
   25,000   Federal National Mortgage Association.............
              1.19% due 09/17/03                                    24,936
   30,000   General Electric Co...............................
              1.21% due 09/10/03                                    29,928
   16,000   Johnson & Johnson.................................
              1.19% due 09/18/03                                    15,958
   50,000   KFW International Finance, Inc....................
              1.09% due 09/09/03                                    49,894
   65,000   Merrill Lynch & Co., Inc..........................
              1.30% due 07/01/03                                    65,000
   50,000   Nationwide Building Society.......................
              1.26% due 07/22/03                                    49,963
   42,000   Nestle Capital Corp...............................
              1.10% due 10/02/03                                    41,881
   40,000   Nordea North America, Inc.........................
              1.24% due 08/05/03                                    39,952
   16,919   Old Line Funding Corp.............................
              1.18% due 07/15/03                                    16,911
   23,555   Sara Lee Corp.....................................
              1.20% due 07/10/03                                    23,548
   65,000   State Street Corp.................................
              0.97% due 07/16/03                                    64,974
   39,000   Svenska Handelsbanken, Inc........................
              1.21% due 07/01/03                                    39,000
   35,000   Toronto-Dominion Holdings (USA), Inc..............
              1.20% due 09/25/03                                    34,900
   42,000   Washington Mutual Bank............................
              1.28% due 08/04/03                                    41,999
   25,000   Washington Post Co................................
              1.21% due 08/11/03                                    24,966
   25,000   Washington Post Co................................
              1.25% due 08/18/03                                    24,958
   50,000   Wyeth.............................................
              1.00% due 07/15/03                                    49,981
                                                                ----------

                                                                 1,061,461
                                                                ----------

            Total commercial paper............................  $1,061,461
                                                                ==========

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- 43.3%
$  17,000   Bank One Corp.....................................
              1.57% due 02/20/04                                $   17,035
   42,000   Bank of New York Co., Inc. (The)..................
              1.37% due 10/30/03                                    42,014
   25,000   Bear Stearns Cos., Inc. (The).....................
              1.40% due 02/12/04                                    25,022
   42,000   Bristol-Myers Squibb Co...........................
              1.16% due 07/23/03                                    42,000
  @25,000   Cargill, Inc......................................
              1.29% due 01/14/04                                    25,000
   42,000   Citigroup Global..................................
              1.21% due 06/17/04                                    42,064
   42,000   Federal Home Loan Bank............................
              1.40% due 05/14/04                                    42,000
   42,000   Federal National Mortgage Association.............
              1.47% due 05/14/04                                    42,000
   50,000   Fleet Boston Financial Corp.......................
              1.35% due 02/19/04                                    50,068
   22,000   General Electric Capital Corp.....................
              1.32% due 01/28/04                                    22,006
    8,000   General Electric Capital Corp.....................
              1.40% due 10/22/03                                     8,004
   30,000   Goldman Sachs Group, Inc. (The)...................
              1.26% due 02/04/04                                    30,000
   35,000   Goldman Sachs Group, Inc. (The)...................
              1.55% due 01/16/04                                    35,000
  @28,000   Honda Motor Corp..................................
              1.30% due 10/21/03                                    27,997
  @37,000   Honda Motor Corp..................................
              1.30% due 01/20/04                                    37,000
   48,750   Key Bank N.A......................................
              1.41% due 03/01/04                                    48,803
   23,845   Lehman Brothers Holdings, Inc.....................
              6.63% due 04/01/04                                    24,786
   55,000   Morgan (J.P.) Chase & Co..........................
              1.42% due 02/05/04                                    55,049
   10,000   Morgan Stanley Dean Witter & Co...................
              1.16% due 09/19/03                                    10,003
   54,000   Morgan Stanley Dean Witter & Co...................
              1.27% due 03/19/04                                    54,077
  @50,000   Northern Rock PLC.................................
              1.30% due 01/16/04                                    50,000
   13,000   Salomon Smith Barney Holdings, Inc................
              1.53% due 11/17/03                                    13,014
   55,000   Toyota Motor Credit Corp..........................
              0.99% due 11/24/03                                    55,000

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
$   8,000   Toyota Motor Credit Corp..........................
              5.63% due 11/13/03                                $    8,129
   22,000   US Bancorp........................................
              1.41% due 09/15/03                                    22,012
   55,000   Wachovia Bank N.A.................................
              1.28% due 10/20/03                                    55,000
   17,000   Wal-Mart Stores, Inc..............................
              4.38% due 08/01/03                                    17,045
   13,000   Wells Fargo & Co..................................
              0.98% due 11/24/03                                    13,000
   30,000   Wells Fargo & Co..................................
              1.12% due 01/14/04                                    30,000
   18,550   Wells Fargo & Co..................................
              4.25% due 08/15/03                                    18,619
                                                                ----------

            Total corporate notes.............................  $  961,747
                                                                ==========

 SHARES
---------
INVESTMENT COMPANIES -- 4.2%
   47,000   The Dreyfus Cash Plus Fund........................  $   47,000
   47,000   The Primary Reserve Fund..........................      47,000
                                                                ----------

            Total investment companies........................  $   94,000
                                                                ==========

PRINCIPAL
 AMOUNT
---------
REPURCHASE AGREEMENT -- 4.6%
$  64,440   Joint Repurchase Agreement. (See Note 2(d))
              1.05% due 07/01/03                                $   64,440
   38,778   Joint Repurchase Agreement. (See Note 2(d))
              1.08% due 07/01/03                                    38,778
                                                                ----------

            Total repurchase agreement........................  $  103,218
                                                                ==========


                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost
  $1,061,461)..........................   47.8%  $1,061,461
Total corporate notes (cost
  $961,747)............................   43.3      961,747
Total Investment companies (cost
  $94,000).............................    4.2       94,000
Total repurchase agreements (cost
  $103,218)............................    4.6      103,218
                                         -----   ----------
Total investment in securities (total
  cost $2,220,426).....................   99.9    2,220,426
Cash, receivables and other assets.....    0.2        5,288
Payable for fund shares redeemed.......   (0.1)      (3,570)
Payable for accounting services........   (0.0)          (1)
Dividends payable......................   (0.0)      (1,275)
Other liabilities......................   (0.0)         (17)
                                         -----   ----------
Net assets.............................  100.0%  $2,220,851
                                         =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  7,000,000 shares authorized; 2,220,851 shares
  outstanding..................................  $    2,221
Paid in capital................................   2,218,630
                                                 ----------
Net assets.....................................  $2,220,851
                                                 ==========

Class IA
  Net asset value per share ($1,949,305 / 1,949,305
    shares outstanding) (6,000,000 shares
    authorized)....................................  $1.00
                                                     =====
Class IB
  Net asset value per share ($271,546 / 271,546
    shares outstanding) (1,000,000 shares
    authorized)....................................  $1.00
                                                     =====


    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $139,997 or 6.3% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD MULTISECTOR BOND HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- 0.0%
            COMMUNICATIONS -- 0.0%
  @,@@--    NTELOS, Inc. .....................................  $    --
                                                                -------
            Total common stocks...............................  $    --
                                                                =======

PRINCIPAL
 AMOUNT
---------
CONVERTIBLE BONDS -- 0.1%
            BANKS -- 0.1%
$     50    Providian Financial Corp. (B S&P)
              3.25% due 08/15/05..............................  $    46
                                                                -------
            Total convertible bonds...........................  $    46
                                                                =======

 SHARES
---------
CONVERTIBLE PREFERRED STOCKS -- 0.0%
            SOFTWARE & SERVICES -- 0.0%
   @,@@2    Knology, Inc. ....................................  $    --
                                                                -------
            Total convertible preferred stocks................  $    --
                                                                =======

PRINCIPAL
 AMOUNT
---------
CORPORATE NOTES -- 72.0%
            AEROSPACE & DEFENSE -- 0.5%
$     60    Raytheon Co. (Baa3 Moodys)
              6.30% due 03/15/05..............................  $    64
      75    Raytheon Co. (Baa3 Moodys)
              6.75% due 08/15/07..............................       85
                                                                -------
                                                                    149
                                                                -------

            BANKS -- 16.3%
     @75    American Savings Bank/CA (A3 Moodys)
              6.63% due 02/15/06..............................       82
      75    BB&T Corp. (A2 Moodys)
              6.38% due 06/30/05..............................       81
     125    Bank One Corp. (Aa3 Moodys)
              7.63% due 08/01/05..............................      140
     125    Bank United (A3 Moodys)
              8.00% due 03/15/09..............................      152
     100    Bank of America Corp. (Aa3 Moodys)
              8.57% due 11/15/24..............................      139
    @200    Bank of America, Corp. (Aa3 Moodys)
              7.70% due 12/31/26..............................      234
    @200    Bank of New York Co., Inc. (A1 Moodys)
              7.78% due 12/01/26..............................      229
   1,000    Bank of New York Co., Inc. (The) (A1 Moodys)
              0.00% due 03/24/28..............................      186
      50    BankAmerica Capital II (AAA S&P)
              8.00% due 12/15/26..............................       59
      20    Barnett Banks, Inc. (Aa3 Moodys)
              6.90% due 09/01/05..............................       22
     175    Barnett Capital I (Aa3 Moodys)
              8.06% due 12/01/26..............................      208
     275    Barnett Capital II (AAA S&P)
              7.95% due 12/01/26..............................      322
      60    CIT Group, Inc. (A2 Moodys)
              2.29% due 11/25/03..............................       60
      50    CIT Group, Inc. (AA-- Fitch)
              7.13% due 10/15/04..............................       53
     100    Capital One Financial Corp. (BBB Fitch)
              7.25% due 05/01/06..............................      106
    @250    Centura Capital Trust I (BBB S&P)
              8.85% due 06/01/27..............................      303
      75    Chase Manhattan Corp. (A2 Moodys)
              7.88% due 07/15/06..............................       87
     100    Citicorp (Aa2 Moodys)
              6.38% due 01/15/06..............................      110
    @243    Citicorp Lease Pass-Through Trust 1999-1 (Aa3
              Moodys)
              7.22% due 06/15/05..............................      263
    @200    Citicorp Lease Pass-Through Trust 1999-1 (Aa3
              Moodys)
              8.04% due 12/15/19..............................      247
     150    Citigroup Capital II (Aa2 Moodys)
              7.75% due 12/01/36..............................      174
     100    Comerica, Inc. (A Fitch)
              4.80% due 05/01/15..............................      102
      50    Countrywide Financial (A S&P)
              3.50% due 12/19/05..............................       52
      35    Countrywide Financial (A S&P)
              5.25% due 06/15/04..............................       36
      30    Ford Motor Credit Co. (A3 Moodys)
              6.70% due 07/16/04..............................       31
     100    Ford Motor Credit Co. (A3 Moodys)
              6.88% due 02/01/06..............................      106
      25    Ford Motor Credit Co. (A3 Moodys)
              7.50% due 06/15/04..............................       26
     100    Golden State Bankcorp., Inc. (Aa2 Moodys)
              10.00% due 10/01/06.............................      121
      15    Household Finance Corp. (A1 Moodys)
              3.38% due 02/21/06..............................       16
     100    Household Finance Corp. (A2 Moodys)
              6.38% due 10/15/11..............................      114
      60    Household Finance Corp. (A2 Moodys)
              6.50% due 01/24/06..............................       67
     250    Household Finance Corp. (A2 Moodys)
              8.00% due 05/09/05..............................      279
      85    Key Bank N.A. (A1 Moodys)
              4.10% due 06/30/05..............................       89
     130    NBD Bank N.A. (A1 Moodys)
              8.25% due 11/01/24..............................      171
      50    Santander Financial Issuances (A2 Moodys)
              7.00% due 04/01/06..............................       56
      60    Swiss Bank Corp. -- NY (AA+ S&P)
              7.38% due 06/15/17..............................       76
      50    US Bancorp. (Aa3 Moodys)
              2.75% due 03/30/06..............................       51
     150    US Bank NA (Aa3 Moodys)
              4.80% due 04/15/15..............................      155
     100    Wachovia Corp. (A2 Moodys)
              7.50% due 04/15/35..............................      128
     100    Wells Fargo Financial, Inc. (Aa2 Moodys)
              6.13% due 02/15/06..............................      110
                                                                -------
                                                                  5,043
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
CORPORATE NOTES -- (CONTINUED)
            BUSINESS SERVICES -- 0.2%
$    @65    United Rentals, Inc. (BB- S&P)
              10.75% due 04/15/08.............................  $    71
                                                                -------

            CHEMICALS -- 0.1%
      40    Equistar Chemicals LP/Equistar Funding Corp. (BB+
              S&P)
              10.13% due 09/01/08.............................       41
                                                                -------

            COMMUNICATIONS -- 7.6%
     250    AT&T Corp. (BBB+ S&P)
              7.00% due 11/15/06..............................      278
      85    AT&T Wireless Services, Inc. (A- Fitch)
              8.75% due 03/01/31..............................      105
     100    Adelphia Communications Corp. (Default)
              10.88% due 10/01/10.............................       62
     125    COX Communications, Inc. (Baa2 Moodys)
              6.53% due 02/01/28..............................      139
     100    Centel Capital Corp. (Baa3 Moodys)
              9.00% due 10/15/19..............................      116
      25    Cingular Wireless (Baa2 Moodys)
              5.63% due 12/15/06..............................       27
      45    GTE Hawaiian Telephone Co. (A+ S&P)
              7.00% due 02/01/06..............................       50
      75    HCA, Inc. (BBB- S&P)
              6.25% due 02/15/13..............................       76
      50    SBC Communications Capital Corp. (AA Fitch)
              7.11% due 08/14/06..............................       57
     455    Sprint Capital Corp. (BBB Fitch)
              6.00% due 01/15/07..............................      489
      75    Sprint Capital Corp. (BBB Fitch)
              6.13% due 11/15/08..............................       81
     115    Sprint Capital Corp. (BBB+ S&P)
              7.90% due 03/15/05..............................      125
     150    Telecorp PCS, Inc. (Baa2 Moodys)
              10.63% due 07/15/10.............................      181
     200    Tritel PCS, Inc. (AAA S&P)
              10.38% due 01/15/11.............................      243
      --    Verizon Communications, Inc. (AA Fitch)
              5.65% due 11/15/11..............................      166
     125    Verizon Global Funding Corp. (A1 Moodys)
              7.75% due 12/01/30..............................      158
                                                                -------
                                                                  2,353
                                                                -------

            CONSTRUCTION -- 1.4%
      90    Horton (D.R.), Inc. (Ba1 Moodys)
              5.88% due 07/01/13..............................       88
     125    MDC Holdings, Inc. (Baa3 Moodys)
              5.50% due 05/15/13..............................      126
     170    Pulte Homes, Inc. (BBB+ Fitch)
              6.38% due 05/15/33..............................      171
      60    WCI Communities, Inc. (B1 Moodys)
              9.13% due 05/01/12..............................       64
                                                                -------
                                                                    449
                                                                -------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
            CONSUMER DURABLES -- 0.2%
$     65    Owens-Illinois, Inc. (B+ S&P)
              7.50% due 05/15/10..............................  $    64
                                                                -------

            ELECTRONICS -- 0.2%
      50    Heller Financial, Inc. (A Fitch)
              7.38% due 11/01/09..............................       61
                                                                -------

            ENERGY & SERVICES -- 5.2%
      95    Burlington Resources Finance Co. (Baa1 Moodys)
              7.20% due 08/15/31..............................      116
      60    Chesapeake Energy Corp. (B1 Moodys)
              8.38% due 11/01/08..............................       65
    @100    KERN River Funding Corp. (A3 Moodys)
              4.89% due 04/30/18..............................      103
     150    Louis Dreyfus Natural Gas (A3 Moodys)
              6.88% due 12/01/07..............................      173
     200    Newfield Exploration Co. (BB+ S&P)
              7.63% due 03/01/11..............................      225
      50    Occidental Petroleum Corp. (AAA S&P)
              6.50% due 04/01/05..............................       54
     200    Occidental Petroleum Corp. (Baa2 Moodys)
              7.38% due 11/15/08..............................      236
     175    Reliant Energy Resources (BBB S&P)
              6.50% due 02/01/08..............................      188
    @300    TGT Pipelines LLC (BBB S&P)
              5.20% due 06/01/18..............................      299
     125    Transocean, Inc. (A- S&P)
              6.95% due 04/15/08..............................      147
                                                                -------
                                                                  1,606
                                                                -------

            FINANCIAL SERVICES -- 9.0%
     @75    Asif Global Financing (Aaa Moodys)
              2.65% due 01/17/06..............................       76
     @60    Asif Global Financing (Aaa Moodys)
              4.90% due 01/17/13..............................       62
     100    Auburn Hills Trust (A Fitch)
              12.38% due 05/01/20.............................      146
      30    Bear Stearns Cos., Inc. (The) (A2 Moodys)
              3.00% due 03/30/06..............................       31
     @75    Bershire Hathaway, Inc. (Baa1 Moodys)
              8.25% due 02/15/05..............................       82
      60    CIT Group, Inc. (A2 Moodys)
              5.63% due 05/17/04..............................       62
      90    Calpine Canada Energy Finance LLC (BB+ Fitch)
              8.50% due 05/01/08..............................       70
      50    Capital One Bank (Baa2 Moodys)
              6.50% due 07/30/04..............................       52
    @150    Corestates Cap (A1 Moodys)
              8.00% due 12/15/26..............................      178
    @125    Fidelity Investments/Boston (AA S&P)
              7.57% due 06/15/29..............................      160
     100    General Electric Capital Corp. (Aaa Moodys)
              5.00% due 06/15/07..............................      109
     100    General Electric Capital Corp. (Aaa Moodys)
              6.00% due 06/15/12..............................      113
      50    General Electric Capital Corp. (Aaa Moodys)
              6.80% due 11/01/05..............................       56
     @50    Goldman Sachs Group, Inc. (The) (Aa3 Moodys)
              7.25% due 10/01/05..............................       56

The accompanying notes are an integral part of this financial statement.

 HARTFORD MULTISECTOR BOND HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
CORPORATE NOTES -- (CONTINUED)
            FINANCIAL SERVICES -- (CONTINUED)
$     50    Host Marriott LP (Ba3 Moodys)
              8.38% due 02/15/06..............................  $    52
      75    Host Marriott LP (Ba3 Moodys)
              9.50% due 01/15/07..............................       81
      50    Lehman Brothers Holdings, Inc. (A+ Fitch)
              8.75% due 03/15/05..............................       56
      75    Lehman Brothers Holdings, Inc. (A2 Moodys)
              11.63% due 05/15/05.............................       88
     100    Morgan Stanley Dean Witter& Co. (Aa3 Moodys)
              6.30% due 01/15/06..............................      110
     125    National Rural Utilities Cooperative Finance Corp.
              (A1 Moodys)
              6.00% due 05/15/06..............................      139
    @200    Pemex Project Funding Master Trust Co. (Baa1
              Moodys)
              7.38% due 12/15/14..............................      219
     @98    Reg Diversified Funding (A1 Moodys)
              9.25% due 03/15/30..............................      114
    @325    Simon Property Group LP (Baa2 Moodys)
              5.45% due 03/15/13..............................      339
     140    USL Capital Corp. (A3 Moodys)
              5.95% due 10/15/03..............................      141
     100    Washington Mutual, Inc. (A Fitch)
              8.25% due 06/15/05..............................      112
      75    Washington Mutual, Inc. (A- Fitch)
              8.25% due 04/01/10..............................       94
                                                                -------
                                                                  2,798
                                                                -------
            FOOD, BEVERAGE & TOBACCO -- 1.8%
      35    Constellation Brands, Inc. (Ba3 Moodys)
              8.13% due 01/15/12..............................       38
     100    Grand Metropolitan Investment Corp. (A+ S&P)
              7.45% due 04/15/35..............................      131
      40    Kraft Foods, Inc. (A Fitch)
              5.25% due 06/01/07..............................       43
      75    Kraft Foods, Inc. (A2 Moodys)
              5.63% due 11/01/11..............................       82
     125    Kraft Foods, Inc. (A2 Moodys)
              6.25% due 06/01/12..............................      141
     120    Philip Morris Co., Inc. (A2 Moodys)
              7.13% due 10/01/04..............................      125
                                                                -------
                                                                    560
                                                                -------
            HEALTH SERVICES -- 0.3%
      90    Hanger Orthopedic Group, Inc. (B- S&P)
              10.38% due 02/15/09.............................       99
                                                                -------
            HOTELS & GAMING -- 0.4%
      25    Hilton Hotels Corp. (Baa2 Moodys)
              7.63% due 12/01/12..............................       27
      80    Mohegan Tribal Gaming (BB Fitch)
              8.00% due 04/01/12..............................       86
                                                                -------
                                                                    113
                                                                -------
            INSURANCE -- 1.9%
     150    American International Group (A1 Moodys)
              2.75% due 06/15/08..............................      148

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
$  @##75    Americo Life, Inc. (BBB- S&P)
              7.88% due 05/01/13..............................  $    76
      40    International Lease Finance Corp. (A1 Moodys)
              5.13% due 08/01/04..............................       41
      75    International Lease Finance Corp. (AA- S&P)
              2.95% due 05/23/06..............................       75
    @100    John Hancock Global Funding II (AA+ S&P)
              5.00% due 07/27/07..............................      108
      30    Lincoln National Corp. (A Fitch)
              9.13% due 10/01/24..............................       34
      50    Reliastar Financial Corp. (Aa3 Moodys)
              8.00% due 10/30/06..............................       58
      35    Torchmark Corp. (A S&P)
              7.88% due 05/15/23..............................       43
                                                                -------
                                                                    583
                                                                -------
            MEDIA & ENTERTAINMENT -- 9.9%
     250    American Greetings Corp. (Ba1 Moodys)
              6.10% due 08/01/28..............................      255
     100    COX Communications, Inc., Class A. (Baa2 Moodys)
              4.63% due 06/01/13..............................      100
     200    CSC Holdings, Inc. (AA Fitch)
              7.88% due 02/15/18..............................      203
     400    CSC Holdings, Inc. (BB+ S&P)
              7.25% due 07/15/08..............................      400
     150    CSC Holdings, Inc. (BB+ S&P)
              7.88% due 12/15/07..............................      153
     350    Clear Channel Communications, Inc. (BBB- S&P)
              8.00% due 11/01/08..............................      407
     100    Clear Channel Communications, Inc. (Baa3 Moodys)
              7.88% due 06/15/05..............................      110
     125    Comcast Cable Communications (BBB Fitch)
              8.88% due 05/01/17..............................      167
     225    Comcast Corp., Class A (A+ Fitch)
              9.65% due 03/31/27..............................      268
     200    Lenfest Communications, Inc. (BBB S&P)
              10.50% due 06/15/06.............................      237
     125    News America Holdings, Inc. (BBB Fitch)
              7.70% due 10/30/25..............................      147
     @75    News America, Inc. (BBB+ Fitch)
              6.55% due 03/15/33..............................       80
     @65    Park Place Entertainment Corp. (BBB- S&P)
              7.00% due 04/15/13..............................       70
     220    Telecommunications, Inc. (BBB+ S&P)
              8.65% due 09/15/04..............................      235
     185    Telecommunications, Inc. (BBB+ S&P)
              8.35% due 02/15/05..............................      198
      50    Turner Broadcasting System, Inc. (Baa1 Moodys)
              7.40% due 02/01/04..............................       51
                                                                -------
                                                                  3,081
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
CORPORATE NOTES -- (CONTINUED)
            METALS, MINERALS & MINING -- 0.9%
$    175    Lockheed Martin Corp. (A+ Fitch) 8.66% due
              11/30/06........................................  $   207
      50    Lockheed Martin Corp. (BBB+ Fitch) 7.25% due
              05/15/06........................................       57
                                                                -------
                                                                    264
                                                                -------

            REAL ESTATE -- 1.0%
     115    EOP Operating LP (Baa1 Moodys) 6.50% due
              06/15/04........................................      120
      30    EOP Operating LP (Baa1 Moodys) 6.75% due
              02/15/12........................................       34
      75    EOP Operating LP (Baa1 Moodys) 7.25% due
              06/15/28........................................       84
      75    EOP Operating LP (Baa1 Moodys) 8.38% due
              03/15/06........................................       86
                                                                -------
                                                                    324
                                                                -------

            REAL ESTATE INVESTMENT TRUST -- 1.0%
     @60    First Industrial Realty Trust, Inc. (Baa2 Moodys)
              7.38% due 05/15/04..............................       63
     200    Health Care, Inc. (BBB- S&P) 7.50% due 08/15/07...      214
      35    iStar Financial, Inc. (BBB- Fitch) 8.75% due
              08/15/08........................................       38
                                                                -------
                                                                    315
                                                                -------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
            RETAIL -- 0.3%
$     40    Big 5 Corp. (B1 Moodys) 10.88% due 11/15/07.......  $    42
      55    Wal-Mart Stores, Inc. (Aa2 Moodys) 8.50% due
              09/15/24........................................       61
                                                                -------
                                                                    103
                                                                -------

            SOFTWARE & SERVICES -- 1.3%
      65    AOL Time Warner, Inc. (Baa1 Moodys) 6.13% due
              04/15/06........................................       71
     @21    Knology, Inc. (Baa2 Moodys) 12.00% due 11/30/09...       17
     100    Time Warner, Inc. (Baa1 Moodys) 7.75% due
              06/15/05........................................      110
     150    Time Warner, Inc. (Baa1 Moodys) 9.15% due
              02/01/23........................................      190
                                                                -------
                                                                    388
                                                                -------

            TRANSPORTATION -- 5.0%
      50    CSK Auto, Inc. (B2 Moodys) 12.00% due 06/15/06....       56
     225    DaimlerChrysler North America Holding Corp. (A3
              Moodys) 3.40% due 12/15/04......................      227
      75    General Motors Acceptance Corp. (A- Fitch) 4.50%
              due 07/15/06....................................       75
     175    General Motors Acceptance Corp. (A2 Moodys) 6.38%
              due 01/30/04....................................      180
      75    General Motors Acceptance Corp. (A2 Moodys) 8.00%
              due 11/01/31....................................       74
     400    General Motors Acceptance Corp. (A3 Moodys) 4.15%
              due 02/07/05....................................      405
     175    General Motors Acceptance Corp. (A3 Moodys) 5.13%
              due 05/09/08....................................      173
      50    General Motors Acceptance Corp. (A3 Moodys) 7.63%
              due 06/15/04....................................       52
     250    Roadway Corp. (BBB S&P) 8.25% due 12/01/08........      298
                                                                -------
                                                                  1,540
                                                                -------

            UTILITIES -- 7.5%
      50    AmerenEnergy Generating Co. (A3 Moodys) 7.75% due
              11/01/05........................................       56
     100    American Electric Power Co., Inc. (BBB S&P) 5.25%
              due 06/01/15....................................      101
    @100    Centerpoint Energy, Inc (BBB Fitch) 5.88% due
              06/01/08........................................      101
    @200    Centerpoint Energy, Inc. (BBB Fitch) 6.85% due
              06/01/15........................................      200
      75    Cinergy Corp. (BBB+ Fitch) 6.25% due 09/01/04.....       79
     100    Cleveland Electric Illuminating Co. (Aaa Moodys)
              6.86% due 10/01/08..............................      114
      60    Duke Energy Corp. (A- Fitch) 6.45% due 10/15/32...       64
     @80    Duke Energy Corp. (Baa2 Moodys) 3.75% due
              03/05/08........................................       82
     @65    El Paso Energy Partners (BB- S&P) 8.50% due
              06/01/10........................................       70
     150    Kinder Morgan, Inc. (Baa2 Moodys) 6.80% due
              03/01/08........................................      171
     115    Michigan Consolidated Gas Co. (A2 Moodys) 5.70%
              due 03/15/33....................................      120
     @75    Midamerican Energy Hldgs Co. (Baa3 Moodys) 3.50%
              due 05/15/08....................................       75
      60    Mission Energy Holding Co. (BBB- Fitch) 13.50% due
              07/15/08........................................       41
     150    New England Telegraph& Telephone (Aa2 Moodys)
              7.65% due 06/15/07..............................      177
     113    Niagara Mohawk Power Corp. (A- S&P) 7.63% due
              10/01/05........................................      127
     @85    Public Service Co. of Colorado (A Fitch) 4.88% due
              03/01/13........................................       88
     100    Public Service Co. of New Mexico (Baa3 Moodys)
              7.10% due 08/01/05..............................      109
     125    TXU Corp. (Aaa Moodys) 6.38% due 10/01/04.........      133

The accompanying notes are an integral part of this financial statement.

 HARTFORD MULTISECTOR BOND HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
CORPORATE NOTES -- (CONTINUED)
            UTILITIES -- (CONTINUED)
$    200    Waste Management, Inc. (BBB S&P)
              7.10% due 08/01/26..............................  $   229
     125    Westar Energy, Inc. (Ba1 Moodys)
              7.88% due 05/01/07..............................      140
     @30    Xcel Energy, Inc. (Baa3 Moodys)
              3.40% due 07/01/08..............................       30
                                                                -------
                                                                  2,307
                                                                -------
            Total corporate notes.............................  $22,312
                                                                =======

PRINCIPAL
 AMOUNT
---------
FOREIGN/YANKEE BONDS & NOTES -- 18.0%
            FOREIGN CORPORATIONS -- 11.4%
$     15    BT Group PLC (A- S&P)
              7.88% due 12/15/05..............................  $    17
     200    Barclays Bank PLC (Aa2 Moodys)
              1.50% due 11/29/49..............................      166
     150    Corp. Andina De Fomento (A S&P)
              5.20% due 05/21/13..............................      152
     125    Corp. Andina De Fomento (A S&P)
              6.88% due 03/15/12..............................      142
      50    Deutsche Telekom International Finance BV (Baa1
              Moodys)
              8.25% due 06/15/05..............................       56
     150    France Telecom S.A. (BBB+ Fitch)
              10.00% due 03/01/31.............................      208

PRINCIPAL                                                       MARKET
 AMOUNTI                                                         VALUE
---------                                                       -------
            FOREIGN CORPORATIONS -- (CONTINUED)
$    150    Husky Oil Ltd. (Baa2 Moodys)
              7.13% due 11/15/06..............................  $   168
     220    Husky Oil Ltd. (Baa2 Moodys)
              8.90% due 08/15/28..............................      254
     140    Hydro Quebec (Aaa Moodys)
              1.31% due 09/29/49..............................      121
     110    Hydro Quebec (Aaa Moodys)
              9.40% due 02/01/21..............................      166
EUR  400    Kredit Fuer Wiederaufbau (Aaa Moodys)
              3.50% due 11/15/05..............................      472
EUR  150    L B Baden-Wuerttemberg (AAA S&P)
              3.25% due 05/08/08..............................      174
      80    Lloyds TSB Bank PLC (Baa2 Moodys)
              1.69% due 06/29/49..............................       63
      95    New Brunswick (Province of) (AA- S&P)
              6.75% due 08/15/13..............................      117
      60    News America, Inc. (Baa3 Moodys)
              6.75% due 01/09/38..............................       67
      70    Pemex Finance Ltd. (Aa3 Moodys)
              8.02% due 05/15/07..............................       79
     125    Pemex Finance Ltd. (Aaa Moodys)
              9.69% due 08/15/09..............................      154
      50    Petroleos Mexicanos (Baa1 Moodys)
              6.50% due 02/01/05..............................       53
      50    Petroleos Mexicanos (Baa1 Moodys)
              6.50% due 02/01/05..............................       53
     125    Petroleos Mexicanos (Baa1 Moodys)
              9.38% due 12/02/08..............................      153
      75    Repsol YPF S.A. (Baa2 Moodys)
              7.45% due 07/15/05..............................       83
GBP  175    Royal Bank of Scotland PLC (AA- Fitch)
              4.70% due 07/03/18..............................      174
    @200    Scotland International Finance (Aa3 Moodys)
              4.25% due 05/23/13..............................      199
     100    Transocean, Inc. (A- S&P)
              6.75% due 04/15/05..............................      108
     100    UBS Preferred Funding Trust 1 (AA- S&P)
              8.62% due 12/29/49..............................      128
                                                                -------
                                                                  3,527
                                                                -------

            FOREIGN GOVERNMENTS -- 6.6%
     175    British Sky Broadcasting Group PLC (Ba1 Moodys)
              6.88% due 02/23/09..............................      198
     150    British Sky Broadcasting Group PLC (Ba1 Moodys)
              7.30% due 10/15/06..............................      168
EUR  350    Deutsche Bundesrepublik (Aaa Moodys)
              5.00% due 07/04/12..............................      440
     150    Mexico Government International Bond (Baa2 Moodys)
              6.63% due 03/03/15..............................      159
     125    Province of Quebec (A1 Moodys)
              7.50% due 07/15/23..............................      163
GBP  175    UK Treasury Gilt (AAA S&P)
              7.25% due 12/07/07..............................      329
     100    United Mexican States (Baa2 Moodys)
              4.63% due 10/08/08..............................      102
      85    United Mexican States (Baa2 Moodys)
              6.38% due 01/16/13..............................       90
     375    United Mexican States (Baa2 Moodys)
              7.50% due 04/08/33..............................      398
                                                                -------
                                                                  2,047
                                                                -------
            Total foreign/yankee bonds & notes................  $ 5,574
                                                                =======

MUNICIPAL BONDS -- 0.5%
            FINANCIAL SERVICES -- 0.5%
$    150    Illinois State (AA S&P)
              5.10% due 06/01/33..............................  $   148
                                                                -------
            Total municipal bonds.............................  $   148
                                                                =======

U.S. TREASURIES & FEDERAL AGENCIES -- 7.3%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 0.8%
$     56    6.00% due 04/01/17 -- 07/01/29....................  $    58
      74    6.50% due 07/01/16 -- 08/01/32....................       78
     110    7.50% due 11/01/31................................      117
                                                                -------
                                                                    253
                                                                -------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       -------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.6%
$    118    5.00% due 06/01/18................................  $   122
      98    5.50% due 05/01/18................................      102
     572    6.00% due 10/01/16 -- 03/01/33....................      595
     508    6.50% due 04/01/17 -- 10/01/32....................      530
     265    7.00% due 02/01/16 -- 09/01/32....................      279
      53    7.50% due 11/01/15 -- 05/01/32....................       57
      55    8.00% due 04/01/32................................       59
                                                                -------
                                                                  1,744
                                                                -------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.9%
      20    6.00% due 12/15/31................................       21
     102    6.50% due 03/15/31 -- 05/15/32....................      107
      82    7.00% due 02/15/31 -- 08/15/31....................       87
       7    7.50% due 01/15/32................................        8
      37    8.50% due 11/15/24................................       40
                                                                -------
                                                                    263
                                                                -------
            Total U.S. treasuries & federal agencies..........  $ 2,260
                                                                =======
WARRANTS -- 0.0%
            TRANSPORTATION -- 0.0%
  @,@@--    RailAmerica, Inc..................................  $     1
                                                                -------
            Total warrants....................................  $     1
                                                                =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $--)............    0.0%  $    --
Total convertible bonds (cost $46)........    0.1        46
Total convertible preferred stocks (cost
  $--)....................................    0.0        --
Total corporate notes (cost $21,457)......   72.0    22,312
Total foreign/yankee bonds & notes (cost
  $5,320).................................   18.0     5,574
Total municipal bonds (cost $150).........    0.5       148
Total U.S. treasuries & federal agencies
  (cost $2,252)...........................    7.3     2,260
Total warrants (cost $--).................    0.0         1
                                            -----   -------
Total investment in securities (total cost
  $29,225)................................   97.9    30,341
Cash, receivables and other assets........    4.2     1,308
Payable for securities purchased..........   (2.0)     (598)
Payable for Fund shares redeemed..........   (0.0)       (4)
Other liabilities.........................   (0.1)      (43)
                                            -----   -------
Net assets................................  100.0%  $31,004
                                            =====   =======

                                                   MARKET
                                                    VALUE
                                                   -------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 500,000
  shares authorized; 2,807 shares outstanding....  $     3
Paid in capital..................................   30,887
Accumulated net investment income................      714
Accumulated net realized loss on investments.....   (1,728)
Unrealized appreciation on investments...........    1,116
Unrealized appreciation on futures contracts
  ++.............................................       10
Unrealized appreciation on other assets and
  liabilities in foreign currencies..............        2
                                                   -------
Net assets.......................................  $31,004
                                                   =======

Class IA
  Net asset value per share ($31,004 / 2,807
    shares outstanding) (500,000 shares
    authorized)...................................  $11.05
                                                    ======

    *  Non-income producing during the period.

    @ Securities exempt from the registration Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $4,377 or 14.1% of net assets.

   ## Illiquid Securities. At June 30, 2003, the market value of these securities amounted to $76 or 0.00%.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or round to zero.

    I  All principal amounts are in U.S. dollars unless otherwise indicated.
       EUR = Euro
       GBP = British Pound

   ++ The Fund had 14 10 year U.S. Treasury Notes September 2003 Futures contracts open as of June 30, 2003. These contracts had a value of ($1,644) as of June 30, 2003 and were collateralized by 50 AT&T Corp.,
       7.00%, 11/15/06, Corporate Notes with a market value of $56.


       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2003

                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Sell)             $10                $10            07/02/03             $  --
                                                                                        =====

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 96.7%
            AEROSPACE & DEFENSE -- 0.1%
     *15    Esterline Technologies Corp. .....................  $    265
                                                                --------

            APPAREL & TEXTILE -- 1.0%
      26    Albany International Corp. .......................       712
     *84    Steven Madden Ltd. ...............................     1,835
                                                                --------

                                                                   2,547
                                                                --------

            BANKS -- 5.0%
     +93    American Capital Strategies Ltd. .................     2,319
      42    Downey Financial Corp. ...........................     1,735
       1    FNB Corp. ........................................        45
      26    Financial Federal Corp. ..........................       632
      28    First Bancorp. Puerto Rico........................       763
      29    Hancock Holding Co. ..............................     1,346
      40    Hanmi Financial Corp. ............................       690
      82    NetBank, Inc. ....................................     1,078
       5    Old Second Bancorp., Inc. ........................       210
      15    People's Bancorp., Inc. ..........................       374
      36    People's Bank.....................................     1,044
       7    S&T Bancorp., Inc. ...............................       200
      30    Staten Island Bancorp., Inc. .....................       575
      11    Texas Regional Bancshares, Inc. ..................       397
     *20    WFS Financial, Inc. ..............................       670
      19    Whitney Holding Corp. ............................       611
                                                                --------

                                                                  12,689
                                                                --------

            BUSINESS SERVICES -- 7.4%
     *28    Advo, Inc. .......................................     1,230
    *238    Catalina Marketing Corp. .........................     4,197
     *69    Maximus, Inc. ....................................     1,906
     *21    Overture Services, Inc. ..........................       373
    *167    PRG-Schultz International, Inc. ..................       985
     *39    Resources Connection, Inc. .......................       935
    *243    Right Management Consultants......................     3,068
   *+574    UnitedGlobalCom, Inc., Class A....................     2,966
      47    Viad Corp. .......................................     1,052
     *85    Watson Wyatt & Co. Holdings.......................     1,961
                                                                --------

                                                                  18,673
                                                                --------

            CHEMICALS -- 1.0%
      64    Cambrex Corp. ....................................     1,476
      23    Minerals Technologies, Inc. ......................     1,095
                                                                --------

                                                                   2,571
                                                                --------

            COMMUNICATIONS -- 4.2%
    *142    Advanced Digital Information Corp. ...............     2,302
    *102    Advanced Digital Information Corp. ...............     1,731
    *+84    Foundry Networks, Inc. ...........................     1,205
    *224    General Communication.............................     1,942
     *49    Plantronics, Inc. ................................     1,051
    *112    Powerwave Technologies, Inc. .....................       701
     *96    Tekelec ADR.......................................     1,081
    *419    Visual Networks, Inc. ............................       574
                                                                --------

                                                                  10,587
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            COMPUTERS & OFFICE EQUIPMENT -- 2.2%
      39    Black Box Corp. ..................................  $  1,408
     *55    Emulex Corp. .....................................     1,241
    *273    Maxtor Corp. .....................................     2,049
     *72    Western Digital Corp. ............................       741
                                                                --------
                                                                   5,439
                                                                --------

            CONSTRUCTION -- 0.2%
      28    Granite Construction, Inc. .......................       540
                                                                --------

            CONSUMER DURABLES -- 1.7%
    *+66    Cabot Microelectronics Corp. .....................     3,351
    *+77    Genesis Microchip, Inc. ..........................     1,036
                                                                --------
                                                                   4,387
                                                                --------

            CONSUMER NON-DURABLES -- 2.7%
     133    Callaway Golf Co. ................................     1,756
     *81    Hain Celestial Group, Inc. .......................     1,302
    +183    Nautilus Group, Inc. .............................     2,267
     133    Nu Skin Enterprises, Inc. ........................     1,388
                                                                --------
                                                                   6,713
                                                                --------

            CONSUMER SERVICES -- 0.3%
     *46    Coinstar, Inc. ...................................       869
                                                                --------

            DRUGS -- 5.6%
    *141    Abgenix, Inc. ....................................     1,479
     *13    Alexion Pharmaceutical, Inc. .....................       215
    *229    Genzyme Molecular Oncology........................       539
   *+135    Guilford Pharmaceuticals, Inc. ...................       612
     *47    Ilex Oncology, Inc. ..............................       903
    *+42    Kos Pharmaceuticals, Inc. ........................       986
    *+83    NPS Pharmaceuticals, Inc. ........................     2,030
     *55    OSI Pharmaceuticals, Inc. ........................     1,778
     126    Perrigo Co. ......................................     1,971
    *121    SangStat Medical Corp. ...........................     1,589
    *142    Vertex Pharmaceuticals, Inc. .....................     2,075
                                                                --------
                                                                  14,177
                                                                --------

            EDUCATION -- 1.3%
    *112    ITT Educational Services, Inc. ...................     3,285
                                                                --------

            ELECTRICAL EQUIPMENT -- 2.9%
     *55    Fisher Scientific International...................     1,916
     *42    Flir Systems, Inc. ...............................     1,275
     *41    Molecular Devices Corp. ..........................       649
      28    Roper Industries, Inc. ...........................     1,056
     *67    Varian, Inc. .....................................     2,312
                                                                --------
                                                                   7,208
                                                                --------

            ELECTRONICS -- 7.6%
     *95    Actel Corp. ......................................     1,950
      44    Ametek, Inc. .....................................     1,627
     *34    Benchmark Electronics, Inc. ......................     1,040
      38    CTS Corp. ........................................       401
     *18    Cymer, Inc. ......................................       568
     *30    Dupont Photomasks, Inc. ..........................       567
    *167    ESS Technology....................................     1,629
     *71    Exar Corp. .......................................     1,119

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            ELECTRONICS -- (CONTINUED)
    *227    Fairchild Semiconductor International Corp.,.
              Class A                                           $  2,908
    *444    MRV Communications, Inc. .........................       892
    *247    Manufacturers' Services Ltd. .....................     1,199
      59    Methode Electronics, Inc. ........................       639
     *47    Moog, Inc. .......................................     1,637
     *35    Photronics, Inc. .................................       611
     *95    Rayovac Corp. ....................................     1,233
     *19    Silicon Laboratories, Inc. .......................       506
    *143    Silicon Storage Technology, Inc. .................       600
                                                                --------

                                                                  19,126
                                                                --------

            ENERGY & SERVICES -- 4.2%
      82    Cabot Oil & Gas Corp. ............................     2,253
     *54    Cal Dive International, Inc. .....................     1,182
     172    Chesapeake Energy Corp. ..........................     1,738
     *60    Forest Oil Corp. .................................     1,507
      57    Patina Oil & Gas Corp. ...........................     1,840
     *67    Southwestern Energy Co. ..........................       998
     *57    Unit Corp. .......................................     1,198
                                                                --------

                                                                  10,716
                                                                --------

            FINANCIAL SERVICES -- 0.9%
      *9    Affiliated Managers Group, Inc. ..................       561
     *92    Investment Technology Group, Inc. ................     1,708
                                                                --------

                                                                   2,269
                                                                --------

            FOOD, BEVERAGE & TOBACCO -- 1.6%
     *80    Constellation Brands, Inc. .......................     2,525
      66    Sensient Technologies Corp. ......................     1,505
                                                                --------

                                                                   4,030
                                                                --------

            FOREST & PAPER PRODUCTS -- 0.8%
      81    Longview Fibre Co. ...............................       664
      25    Schweitzer-Mauduit International, Inc. ...........       606
      64    Wausau-Mosinee Paper Corp. .......................       718
                                                                --------

                                                                   1,988
                                                                --------

            HEALTH SERVICES -- 0.9%
     *47    Coventry Health Care, Inc. .......................     2,146
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            INSURANCE -- 3.0%
     *64    Amerigroup Corp. .................................  $  2,385
    *148    Clark, Inc. ......................................     1,771
       2    Landamerica Financial Group, Inc. ................       114
     107    Reinsurance Group of America, Inc. ...............     3,422
                                                                --------
                                                                   7,692
                                                                --------

            MACHINERY -- 1.9%
      88    Engineered Support Systems, Inc. .................     3,670
      36    Graco, Inc. ......................................     1,158
                                                                --------
                                                                   4,828
                                                                --------

            MEDIA & ENTERTAINMENT -- 1.4%
     *58    Beasley Broadcast Group, Inc., ADR................       799
    *138    Hollywood Entertainment Corp. ....................     2,372
    *306    Hollywood Media Corp. ............................       398
                                                                --------
                                                                   3,569
                                                                --------

            MEDICAL INSTRUMENTS & SUPPLIES -- 5.8%
    *149    Armor Holdings, Inc. .............................     1,994
      10    Artisan Components, Inc. .........................       459
     *62    Conmed Corp. .....................................     1,130
    *315    Cytec Industries, Inc. ...........................     3,315
     *48    Intermagnetics General Corp. .....................       960
      24    Invacare Corp. ...................................       782
    *+26    Invision Technologies, Inc. ......................       656
     +42    PolyMedica Corp. .................................     1,928
     *54    Respironics, Inc. ................................     2,022
     *63    Viasys Healthcare, Inc. ..........................     1,296
                                                                --------
                                                                  14,542
                                                                --------

            METALS, MINERALS & MINING -- 1.0%
      54    Precision Castparts Corp. ........................     1,670
     *63    Shaw Group, Inc. (The)............................       759
                                                                --------
                                                                   2,429
                                                                --------

            REAL ESTATE INVESTMENT TRUST -- 2.1%
       3    Acadia Realty Trust...............................        27
      49    Arden Realty, Inc. ...............................     1,272
      63    Chelsea Property Group, Inc. .....................     2,519
      44    PS Business Parks, Inc. ..........................     1,560
                                                                --------
                                                                   5,378
                                                                --------

            RESEARCH & TESTING FACILITIES -- 6.4%
     *32    Advisory Board Co. (The)..........................     1,276
    *116    CV Therapeutics, Inc. ............................     3,426
    *254    Ciphergen Biosystems, Inc. .......................     2,600
    *208    Exelixis, Inc. ...................................     1,446
    *179    Gene Logic, Inc. .................................     1,069
    *168    Genzyme Corp. ....................................       333
    *504    Incyte Genomics, Inc. ............................     2,336
     *34    Kosan Biosciences, Inc. ..........................       200
     *45    Neurogen Corp. ...................................       204
    *112    Pharmacopeia, Inc. ...............................       922
     *94    Regeneron Pharmeceuticals, Inc. ..................     1,485
    *315    Sequenom, Inc. ...................................       855
                                                                --------
                                                                  16,152
                                                                --------

            RETAIL -- 5.6%
     *39    AFC Enterprises...................................       632
     *26    CEC Entertaining, Inc. ...........................       956
     *49    Chico's FAS, Inc. ................................     1,040
     *53    GameStop Corp. ...................................       680
     *21    Guitar Center, Inc. ..............................       609
     *42    Hot Topic, Inc. ..................................     1,136
     *56    J Jill Group, Inc. (The)..........................       940
    *121    Pacific Sunwear of California, Inc. ..............     2,911
     *33    RARE Hospitality International, Inc. .............     1,069
     *23    Sonic Corp. ......................................       593

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP GROWTH HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
    *131    Too, Inc. ........................................  $  2,651
    *101    Tweeter Home Entertainment Group, Inc. ...........       875
                                                                --------

                                                                  14,092
                                                                --------

            SOFTWARE & SERVICES -- 15.3%
    *195    Activision, Inc. .................................     2,525
    *365    Actuate Corp. ....................................     1,014
     *81    Acxiom Corp. .....................................     1,222
     *67    Anteon International Corp. .......................     1,856
     *80    CSG Systems International, Inc. ..................     1,130
     *41    Cognos, Inc. .....................................       999
    *248    Dendrite International, Inc. .....................     3,190
     *63    Electronics for Imaging, Inc. ....................     1,286
     *70    Embarcadero Technologies, Inc. ...................       490
     *85    Filenet Corp. ....................................     1,524
    *320    Gartner Group, Inc., Class A......................     2,423
     *19    Hyperion Solutions Corp. .........................       641
    *123    IDX Systems Corp. ................................     1,904
     *66    Intrado, Inc. ....................................     1,048
     *53    Kronos, Inc. /MA..................................     2,668
    *+64    Macromedia, Inc. .................................     1,336
     *60    Manhattan Associates, Inc. .......................     1,558
     *92    Mentor Graphics Corp. ............................     1,329
    *+17    NetFlix, Inc. ....................................       442
    *262    Radiant Systems, Inc. ............................     1,768
     *21    Take-Two Interactive Software, Inc., ADR..........       598
     *78    Transaction Systems Architects, Inc. .............       699
    *483    Trizetto Group....................................     2,919
   *+197    WebEx Communications, Inc. .......................     2,751
  *1,155    i2 Technologies, Inc. ............................     1,167
                                                                --------

                                                                  38,487
                                                                --------

            TRANSPORTATION -- 2.6%
     *95    EGL, Inc. ........................................     1,433
     +15    Polaris Industries, Inc. .........................       927
     *17    SCS Transportation, Inc. .........................       217
      32    USF Corp. ........................................       871
      48    Werner Enterprises, Inc. .........................     1,010
     *89    Yellow Corp. .....................................     2,058
                                                                --------

                                                                   6,516
                                                                --------

            Total common stocks...............................  $243,910
                                                                ========

SHORT-TERM SECURITIES -- 13.7%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 9.6%
 +12,476    Evergreen Institutional Money Market Fund.........  $ 12,476
 +11,851    Evergreen Prime Cash Management Money Market
              Fund............................................    11,851
                                                                --------
                                                                  24,327
                                                                --------
PRINCIPAL                                                       MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
            REPURCHASE AGREEMENT -- 3.7%
 $ 9,263    Joint Repurchase Agreement (See Note 2(d))
            1.10% due 07/01/03................................  $  9,263
                                                                --------
            U.S. TREASURY BILLS -- 0.4%
     900    1.03% due 07/10/03................................       900
                                                                --------
            Total short-term securities.......................  $ 34,490
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $238,358).........   96.7%  $243,910
Total short-term securities (cost
  $34,490)..................................   13.7     34,490
                                              -----   --------
Total investment in securities
  (total cost $272,848) -- including $24,325
  of securities loaned (See Note 2(i))......  110.4    278,400
Cash, receivables and other assets..........    1.6      4,222
Payable for securities purchased............   (2.3)    (5,907)
Payable for Fund shares redeemed............   (0.0)       (94)
Securities lending collateral payable to
  brokers (See Note 2(i))...................   (9.7)   (24,327)
Other liabilities...........................   (0.0)       (23)
                                              -----   --------
Net assets..................................  100.0%  $252,271
                                              =====   ========

SUMMARY OF NET ASSETS:
Capital stock, par value $0.001 per share; 700,000
  shares authorized; 18,383 shares outstanding....   $      18
Paid in capital...................................     356,117
Accumulated net investment income.................         142
Accumulated net realized loss on investments......    (109,540)
Unrealized appreciation on investments............       5,552
Unrealized depreciation on futures contracts ++...         (18)
                                                     ---------
Net assets........................................   $ 252,271
                                                     =========

Class IA
  Net asset value per share ( $224,882 / 16,390
    shares outstanding) (500,000 shares
    authorized)...................................  $13.72
                                                    ======
Class IB
  Net asset value per share ($27,389 / 1,993
    shares outstanding) (200,000 shares
    authorized)...................................  $13.74
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

   ++  The Fund had 30 Russell 2000 September 2003 Futures contracts open as of
       June 30, 2003. These contracts had a value of $6,726 as of June 30, 2003 and were collateralized by various U.S. Treasury Bills with a market value of $900.

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP VALUE HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                    MARKET
 SHARES                                                              VALUE
---------                                                           -------
COMMON STOCKS -- 91.2%
            APPAREL & TEXTILE -- 1.9%
      86    Wolverine World Wide, Inc. ...........................  $ 1,651
                                                                    -------

            BANKS -- 9.2%
      59    Brookline Bancorp, Inc. ..............................      829
      20    Chittenden Corp. .....................................      533
      58    FNB Corp. ............................................    1,748
     +63    Greater Bay Bancorp. .................................    1,295
      65    Seacoast Financial Services Corp. ....................    1,287
      64    Susquehanna Bancshares, Inc. .........................    1,494
      50    Waypoint Financial Corp. .............................      902
                                                                    -------
                                                                      8,088
                                                                    -------

            CHEMICALS -- 1.2%
      35    Great Lakes Chemical Corp. ...........................      714
      11    Lubrizol Corp. (The)..................................      325
                                                                    -------
                                                                      1,039
                                                                    -------

            COMMUNICATIONS -- 3.6%
     *36    Advanced Digital Information Corp. ...................      360
     *33    Advanced Digital Information Corp. ...................      537
    *105    C-COR.net Corp. ......................................      515
     *15    Inter-Tel, Inc. ......................................      318
    *250    Openwave Systems, Inc. ...............................      488
     *75    REMEC, Inc. ..........................................      522
    *135    Stratex Networks, Inc. ...............................      432
                                                                    -------
                                                                      3,172
                                                                    -------

            COMPUTERS & OFFICE EQUIPMENT -- 0.4%
     *80    Infocus Corp. ........................................      378
                                                                    -------

            CONSTRUCTION -- 3.5%
     *90    Dycom Industries, Inc. ...............................    1,467
      48    Standard-Pacific Corp. ...............................    1,592
                                                                    -------
                                                                      3,059
                                                                    -------

            CONSUMER DURABLES -- 4.2%
     *57    Furniture Brands International, Inc. .................    1,485
     100    La-Z-Boy, Inc. .......................................    2,238
                                                                    -------
                                                                      3,723
                                                                    -------

            CONSUMER NON-DURABLES -- 1.3%
      55    Supervalu, Inc. ......................................    1,173
                                                                    -------

            DRUGS -- 0.8%
     *21    Charles River Laboratories International Inc. ........      676
                                                                    -------

            ELECTRICAL EQUIPMENT -- 2.3%
     *38    Mettler Toledo International, Inc. ...................    1,393
     *40    Newport Corp. ........................................      589
                                                                    -------
                                                                      1,982
                                                                    -------

            ELECTRONICS -- 1.2%
     *55    Integrated Silicon Solutions, Inc. ...................      384
    *160    Silicon Storage Technology, Inc. .....................      670
                                                                    -------
                                                                      1,054
                                                                    -------


                                                                    MARKET
 SHARES                                                              VALUE
---------                                                           -------
            ENERGY & SERVICES -- 10.8%
     *40    Cal Dive International, Inc. .........................  $   868
     *33    Cimarex Energy Co. ...................................      774
     *40    Forest Oil Corp. .....................................    1,005
    *160    Key Energy Services, Inc. ............................    1,715
     *28    Newfield Exploration Co. .............................    1,033
      29    Noble Energy, Inc. ...................................    1,096
     *14    Stone Energy Corp. ...................................      587
      43    Tidewater, Inc. ......................................    1,263
     *40    Tom Brown, Inc. ......................................    1,112
                                                                    -------
                                                                      9,453
                                                                    -------

            FINANCIAL SERVICES -- 0.8%
     *12    Affiliated Managers Group, Inc. ......................      701
                                                                    -------

            FOREST & PAPER PRODUCTS -- 1.9%
      50    Rayonier, Inc. .......................................    1,650
                                                                    -------

            HEALTH SERVICES -- 3.8%
     *26    LifePoint Hospitals, Inc. ............................      544
     *74    Manor Care, Inc. .....................................    1,853
     *84    Province Healthcare Co. ..............................      931
                                                                    -------
                                                                      3,328
                                                                    -------

            INSURANCE -- 5.4%
      84    Horace Mann Educators Corp. ..........................    1,355
      49    IPC Holdings Ltd. ....................................    1,642
      50    Old Republic International Corp. .....................    1,714
                                                                    -------
                                                                      4,711
                                                                    -------

            MACHINERY -- 8.5%
     *62    Asyst Technologies, Inc. .............................      415
      27    Briggs & Stratton Corp. ..............................    1,364
     *19    Flowserve Corp. ......................................      374
    *150    Joy Global, Inc. .....................................    2,216
      77    Kaydon Corp. .........................................    1,602
     *40    Manitowoc Co. ........................................      892
      15    Tecumseh Products Co. ................................      586
                                                                    -------
                                                                      7,449
                                                                    -------

            MEDIA & ENTERTAINMENT -- 1.0%
     *16    American Greetings Corp. .............................      314
      40    Reader's Digest Association, Inc. (The)...............      539
                                                                    -------
                                                                        853
                                                                    -------

            MEDICAL INSTRUMENTS & SUPPLIES -- 2.1%
     *57    Cytec Industries, Inc. ...............................      600
      38    Invacare Corp. .......................................    1,254
                                                                    -------
                                                                      1,854
                                                                    -------

            METALS, MINERALS & MINING -- 3.1%
    *150    Global Power Equipment Group, Inc. ...................      698
     *20    Maverick Tube Corp. ..................................      379
     *67    Steel Dynamics, Inc. .................................      918
      31    Texas Industries, Inc. ...............................      738
                                                                    -------
                                                                      2,733
                                                                    -------

            REAL ESTATE INVESTMENT TRUST -- 8.4%
      55    Brandywine Realty Trust...............................    1,354
      30    First Industrial Realty Trust, Inc. ..................      948

The accompanying notes are an integral part of this financial statement.

 HARTFORD SMALLCAP VALUE HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                          VALUE
---------                                                       -------
COMMON STOCKS -- (CONTINUED)
            REAL ESTATE INVESTMENT TRUST -- (CONTINUED)
      10    Gables Residential Trust..........................  $   292
      50    Home Properties of NY, Inc........................    1,762
       8    Manufactured Home Communities, Inc. ..............      281
      30    Parkway Properties, Inc...........................    1,262
      50    Prentiss Properties Trust.........................    1,500
                                                                -------

                                                                  7,399
                                                                -------

            RETAIL -- 0.9%
      57    Casey's General Stores, Inc. .....................      806
                                                                -------

            RUBBER & PLASTICS PRODUCTS -- 1.2%
      26    Cooper Tire & Rubber Co...........................      457
      38    Schulman (A.), Inc................................      610
                                                                -------

                                                                  1,067
                                                                -------

            SOFTWARE & SERVICES -- 2.2%
     *47    Activision, Inc...................................      601
     *66    Covansys Corp.....................................      203
    *120    Informatica Corp..................................      829
     *63    SonicWALL, Inc....................................      302
                                                                -------

                                                                  1,935
                                                                -------

            TRANSPORTATION -- 11.5%
      52    AO Smith Corp.....................................    1,457
      54    CNF Transportation, Inc...........................    1,368
      81    Federal Signal Corp...............................    1,423
      30    GATX Corp.........................................      491
      28    Harsco Corp. .....................................    1,009
     *36    Kansas City Southern..............................      433
      12    Superior Industries International.................      480
      30    Teekay Shipping Corp. ............................    1,287
      55    Trinity Industries, Inc. .........................    1,018
      23    USF Corp. ........................................      620
     *38    Wabash National Corp..............................      537
                                                                -------

                                                                 10,123
                                                                -------

            Total common stocks...............................  $80,057
                                                                =======

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE
---------                                                       -------
SHORT-TERM SECURITIES -- 9.3%
            COMMERCIAL PAPER -- 8.8%
$  3,900    General Electric Co.
              1.32% due 07/01/03..............................  $ 3,900
   3,800    Prudential Funding
              1.21% due 07/01/03..............................    3,800
                                                                -------
                                                                $ 7,700
                                                                -------
 SHARES
---------
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 0.5%
     462    Boston Global Investment Trust....................  $   462
                                                                -------
            Total short-term securities.......................  $ 8,162
                                                                =======

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $78,139)........    91.2%  $80,057
Total short-term securities (cost
  $8,162).................................     9.3     8,162
                                            ------   -------
Total investment in securities
  (total cost $86,301 ) -- including $445
  of securities loaned (See Note 2(i))....   100.5    88,219
Cash, receivables and other assets........     0.6       497
Payable for securities purchased..........    (0.4)     (328)
Payable for Fund shares redeemed..........    (0.2)     (160)
Securities lending collateral payable to
  brokers (See Note 2(i)).................    (0.5)     (462)
Other liabilities.........................    (0.0)       (9)
                                            ------   -------
Net assets................................   100.0%  $87,757
                                            ======   =======

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 500,000
  shares authorized; 7,297 shares outstanding....  $     7
Paid in capital..................................   86,724
Accumulated net investment income................      353
Accumulated net realized loss on investments.....   (1,245)
Unrealized appreciation on investments...........    1,918
                                                   -------
Net assets.......................................  $87,757
                                                   =======

Class IA
  Net asset value per share ($87,757 / 7,297
    shares outstanding) (500,000 shares
    authorized)...................................  $12.03
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- 99.0%
            BANKS -- 10.9%
   1,344    American Express Co. .............................  $   56,209
   2,098    Bank One Corp. ...................................      77,992
   1,269    Bank of America Corp. ............................     100,281
   4,808    Citigroup, Inc. ..................................     205,791
     446    Federal National Mortgage Association.............      30,092
   1,089    KeyCorp. .........................................      27,522
   1,836    State Street Corp. ...............................      72,331
   1,457    U.S. Bancorp. ....................................      35,687
     516    Wachovia Corp. ...................................      20,631
                                                                ----------

                                                                   626,536
                                                                ----------

            BUSINESS SERVICES -- 1.1%
  *3,620    Accenture Ltd. ...................................      65,480
                                                                ----------

            CHEMICALS -- 1.8%
   1,868    Dow Chemical Co. (The) ...........................      57,821
   1,041    du Pont (E.I.) de Nemours & Co. ..................      43,326
                                                                ----------

                                                                   101,147
                                                                ----------

            COMMUNICATIONS -- 1.3%
   1,118    SBC Communications, Inc. .........................      28,555
   1,211    Verizon Communications, Inc. .....................      47,773
                                                                ----------

                                                                    76,328
                                                                ----------

            COMPUTERS & OFFICE EQUIPMENT -- 6.3%
  *5,942    Cisco Systems, Inc. ..............................      99,179
   5,427    Hewlett-Packard Co. ..............................     115,596
   1,798    International Business Machines Corp. ............     148,343
                                                                ----------

                                                                   363,118
                                                                ----------

            CONSTRUCTION -- 0.3%
     833    Halliburton Co. ..................................      19,168
                                                                ----------

            CONSUMER NON-DURABLES -- 3.5%
     465    Cardinal Health, Inc. ............................      29,925
   2,371    Gillette Co. (The)................................      75,537
     588    Procter & Gamble Co. (The) .......................      52,402
  *2,001    Safeway, Inc. ....................................      40,940
                                                                ----------

                                                                   198,804
                                                                ----------

            DRUGS -- 13.8%
   2,159    Abbott Laboratories...............................      94,473
    *974    Amgen, Inc. ......................................      64,679
   1,851    Eli Lilly & Co. ..................................     127,684
    *943    Genzyme Corp. ....................................      39,417
    *469    IDEC Pharmaceuticals Corp. .......................      15,956
     947    Merck & Co., Inc. ................................      57,359
   7,392    Pfizer, Inc. .....................................     252,429
   2,977    Schering-Plough Corp. ............................      55,368
   1,901    Wyeth.............................................      86,577
                                                                ----------

                                                                   793,942
                                                                ----------

            ELECTRONICS -- 6.8%
   8,184    General Electric Co. .............................     234,714
   7,636    Intel Corp. ......................................     158,713
                                                                ----------

                                                                   393,427
                                                                ----------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
            ENERGY & SERVICES -- 5.6%
     970    ChevronTexaco Corp. ..............................  $   70,042
   5,384    Exxon Mobil Corp. ................................     193,343
   1,244    Schlumberger Ltd. ................................      59,168
                                                                ----------
                                                                   322,553
                                                                ----------

            FINANCIAL SERVICES -- 2.8%
     948    Franklin Resources, Inc. .........................      37,046
   1,647    Merrill Lynch & Co., Inc. ........................      76,873
   1,086    Morgan Stanley Dean Witter & Co. .................      46,444
                                                                ----------
                                                                   160,363
                                                                ----------

            FOOD, BEVERAGE & TOBACCO -- 5.4%
   2,784    Coca-Cola Co. (The) ..............................     129,224
   1,421    General Mills, Inc. ..............................      67,360
     555    Pepsi Bottling Group, Inc. (The)..................      11,111
   2,285    PepsiCo., Inc. ...................................     101,687
                                                                ----------
                                                                   309,382
                                                                ----------

            FOREST & PAPER PRODUCTS -- 2.2%
   1,535    International Paper Co. ..........................      54,842
     876    Kimberly-Clark Corp. .............................      45,680
     486    Weyerhaeuser Co. .................................      26,260
                                                                ----------
                                                                   126,782
                                                                ----------

            HEALTH SERVICES -- 0.8%
   1,474    HCA, Inc. ........................................      47,217
                                                                ----------

            HOTELS & GAMING -- 0.3%
     443    Marriott International, Inc., Class A.............      17,024
                                                                ----------

            INSURANCE -- 4.4%
   2,658    American International Group, Inc. ...............     146,657
   1,504    Marsh & McLennan Cos., Inc. ......................      76,784
   1,877    Travelers Property Casualty Corp., Class B........      29,605
                                                                ----------
                                                                   253,046
                                                                ----------

            MACHINERY -- 2.0%
   1,043    Caterpillar, Inc. ................................      58,026
     831    United Technologies Corp. ........................      58,853
                                                                ----------
                                                                   116,879
                                                                ----------

            MEDIA & ENTERTAINMENT -- 3.1%
  *2,252    Comcast Corp., Class A............................      67,962
     364    Gannett Co., Inc. ................................      27,943
  *5,997    Liberty Media Corp., Class A......................      69,328
    *128    Viacom, Inc., Class B.............................       5,567
    *284    Walt Disney Co. (The).............................       5,609
                                                                ----------
                                                                   176,409
                                                                ----------

            MEDICAL INSTRUMENTS & SUPPLIES -- 1.2%
    +250    Aventis S.A., ADR.................................      13,659
  *1,568    Baxter International, Inc. .......................      40,773
    *332    Johnson & Johnson.................................      17,185
                                                                ----------
                                                                    71,617
                                                                ----------

The accompanying notes are an integral part of this financial statement.

 HARTFORD STOCK HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE
---------                                                       ----------
COMMON STOCKS -- (CONTINUED)
            METALS, MINERALS & MINING -- 3.4%
   2,829    Alcoa, Inc. ......................................  $   72,145
     831    Illinois Tool Works, Inc. ........................      54,741
     716    Lockheed Martin Corp. ............................      34,046
   1,438    Masco Corp. ......................................      34,306
                                                                ----------

                                                                   195,238
                                                                ----------

            RETAIL -- 5.9%
   1,276    CVS Corp. ........................................      35,752
  *2,177    Costco Wholesale Corp.............................      79,682
   2,601    Gap, Inc. (The)...................................      48,799
   3,373    Home Depot, Inc. (The)............................     111,724
    *308    Kohl's Corp. .....................................      15,810
   1,248    Target Corp. .....................................      47,209
                                                                ----------

                                                                   338,976
                                                                ----------

            RUBBER & PLASTICS PRODUCTS -- 1.0%
  +1,082    NIKE, Inc., Class B...............................      57,855
                                                                ----------

            SOFTWARE & SERVICES -- 10.5%
 *10,434    AOL Time Warner, Inc. ............................     167,886
   1,531    Automatic Data Processing, Inc. ..................      51,850
  *1,442    Computer Sciences Corp. ..........................      54,984
     693    First Data Corp. .................................      28,734
   9,570    Microsoft Corp. ..................................     245,093
  *2,097    Oracle Corp. .....................................      25,207
   1,048    SAP AG, ADR.......................................      30,620
                                                                ----------

                                                                   604,374
                                                                ----------

            TRANSPORTATION -- 3.8%
     848    CSX Corp. ........................................      25,513
     907    FedEx Corp. ......................................      56,280
 *+1,330    HSBC Holdings PLC, ADR............................      78,598
     701    Northrop Grumman Corp. ...........................      60,512
                                                                ----------

                                                                   220,903
                                                                ----------

            UTILITIES -- 0.8%
  *1,594    Waste Management, Inc. ...........................      38,390
                                                                ----------

            Total common stocks...............................  $5,694,958
                                                                ==========

SHORT-TERM SECURITIES -- 2.0%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 1.1%
  61,666    Boston Global Investment Trust....................  $   61,666
                                                                ----------

PRINCIPAL                                                        MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------

            REPURCHASE AGREEMENT -- 0.9%
 $52,087    Joint Repurchase Agreement........................
              (See Note 2(d))
              1.10% due 07/01/03                                $   52,087
                                                                ----------

            Total short-term securities.......................  $  113,753
                                                                ==========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost
  $6,091,111)..........................   99.0%  $5,694,958
Total short-term securities (cost
  $113,753)............................    2.0      113,753
                                         -----   ----------
Total investment in securities
  (total cost $6,204,864) -- including
  $59,681 of securities loaned (See
  Note 2(i))...........................  101.0    5,808,711
Cash, receivables and other assets.....    0.1        7,286
Payable for Fund shares redeemed.......   (0.0)      (1,427)
Securities lending collateral payable
  to brokers (See Note 2(i))...........   (1.1)     (61,666)
Payable for accounting services........   (0.0)          (3)
Other liabilities......................   (0.0)        (293)
                                         -----   ----------
Net assets.............................  100.0%  $5,752,608
                                         =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  4,000,000 shares authorized; 147,782 shares
  outstanding..................................  $      148
Paid in capital................................   7,032,456
Accumulated net investment income..............      33,156
Accumulated net realized loss on investments...    (916,999)
Unrealized depreciation on investments.........    (396,153)
                                                 ----------
Net assets.....................................  $5,752,608
                                                 ==========

Class IA
  Net asset value per share ($5,346,674 / 137,334
    shares outstanding) (3,000,000 shares
    authorized)...................................  $38.93
                                                    ======
Class IB
  Net asset value per share ($405,934 / 10,448
    shares outstanding) (1,000,000 shares
    authorized)...................................  $38.85
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003. (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                          VALUE
---------                                                       --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.7%
$  3,500    Federal Home Loan Mortgage Association, Series
              2439, Class LB (Aaa Moodys) 5.50% due
              01/15/15........................................  $  3,506
   3,000    Federal Home Loan Mortgage Association, Series
              2442, Class PB (Aaa Moodys) 5.50% due
              09/15/19........................................     3,010
                                                                --------
            Total collateralized mortgage obligations.........  $  6,516
                                                                ========
CORPORATE NOTES -- 17.4%
            BANKS -- 15.9%
  20,000    Federal Home Loan Bank (Aaa Moodys) 2.24% due
              11/07/05........................................  $ 20,084
  29,600    Federal Home Loan Bank (Aaa Moodys) 3.00% due
              05/28/08........................................    29,904
  23,895    Federal Home Loan Bank (Aaa Moodys) 5.38% due
              02/15/06........................................    26,116
 +10,000    Federal Home Loan Bank (Aaa Moodys) 5.75% due
              05/15/12........................................    11,488
  14,000    Federal Home Loan Bank (Aaa Moodys) 5.80% due
              09/02/08........................................    16,102
  20,000    Federal Home Loan Mortgage Association (Aaa
              Moodys) 4.50% due 07/23/07......................    20,650
  10,000    Federal Home Loan Mortgage Association (Aaa
              Moodys) 5.13% due 07/15/12......................    11,032
   5,600    Federal National Mortgage Association (Aaa Moodys)
              3.13% due 08/15/05..............................     5,614
                                                                --------
                                                                 140,990
                                                                --------
            U.S. GOVERNMENT AGENCIES -- 1.5%
  11,750    Tennessee Valley Authority (Aa1 Moodys) 5.38% due
              11/13/08........................................    13,230
                                                                --------
            Total corporate notes.............................  $154,220
                                                                ========
U.S. TREASURIES & FEDERAL AGENCIES -- 79.4%
            FEDERAL HOME LOAN MORTGAGE ASSOCIATION -- 13.0%
  40,000    5.00% due 08/01/32 -- 07/01/33....................  $ 40,589
  33,000    5.50% due 07/01/33................................    34,042
  18,000    6.00% due 10/01/21 -- 04/01/33....................    18,674
  21,255    6.50% due 04/01/28 -- 06/01/32....................    22,119
     180    7.00% due 09/01/29 -- 02/01/31....................       189
                                                                --------
                                                                 115,613
                                                                --------

            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 31.1%
  18,000    5.00% due 07/01/33................................    18,287
 132,113    5.50% due 08/01/15 -- 04/01/33....................   136,605
   1,611    5.89% due 12/01/08................................     1,805
   6,626    5.95% due 01/01/09................................     7,458
  87,161    6.00% due 09/01/13 -- 01/01/33....................    90,598
     948    6.01% due 02/01/09................................     1,071
   1,814    6.20% due 01/01/06................................     1,960
     729    6.36% due 04/01/08................................       827
  12,440    6.50% due 05/01/13 -- 11/01/32....................    13,000
   2,428    6.52% due 01/01/08................................     2,760
   1,230    6.63% due 10/01/05................................     1,328
     444    7.50% due 06/01/23................................       475
      36    8.50% due 04/01/17................................        39
      18    9.00% due 08/01/20 -- 09/01/21....................        21
     118    9.75% due 07/01/20................................       132
                                                                --------
                                                                 276,366
                                                                --------

            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 10.9%
  61,681    6.00% due 01/15/33 -- 03/15/33....................    64,702
  16,838    6.50% due 08/15/31 -- 05/15/32....................    17,681
  13,147    7.00% due 06/20/30 -- 09/15/32....................    13,882
     854    7.50% due 07/15/27................................       909
      51    9.50% due 12/15/18 -- 12/15/20....................        57
                                                                --------
                                                                  97,231
                                                                --------

            U.S. TREASURY BONDS -- 21.5%
 + 5,000    3.25% due 08/15/07................................     5,218
 +13,000    3.875% due 02/15/13...............................    13,377
  54,690    6.00% due 08/15/09................................    64,511
 +46,400    6.50% due 02/15/10................................    56,291
  32,300    7.25% due 05/15/16................................    42,956
   4,200    7.50% due 11/15/16................................     5,701
   2,000    10.375% due 11/15/12..............................     2,664
                                                                --------
                                                                 190,718
                                                                --------

            U.S. INFLATION-INDEXED SECURITIES -- 2.9%
  22,490    3.00% due 07/15/12................................    24,785
                                                                --------
            Total U.S. treasuries & federal agencies..........  $704,713
                                                                ========

 SHARES
---------
SHORT-TERM SECURITIES -- 41.4%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 9.1%
  80,476    Boston Global Investment Trust....................  $ 80,476
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 12.6%
$ 69,956    Joint Repurchase Agreement (See Note 2(d)) 1.05%
              due 07/01/03....................................  $ 69,956
  42,096    Joint Repurchase Agreement (See Note 2(d)) 1.08%
              due 07/01/03....................................    42,096
                                                                --------
                                                                 112,052
                                                                --------
            U.S. TREASURY BILLS -- 19.7%
 175,000    1.225% due 07/17/03...............................   174,931
                                                                --------
            Total short-term securities.......................  $367,459
                                                                ========

The accompanying notes are an integral part of this financial statement.

 HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                        MARKET
                                                        VALUE
                                                      ----------
DIVERSIFICATION OF NET ASSETS:
Total collateralized mortgage obligations
  (cost $6,518)............................     7.0%  $    6,516
Total corporate notes (cost $148,542)......    17.4      154,220
Total US treasuries & federal agencies
  (cost $695,495)..........................    79.4      704,713
Total short-term securities (cost
  $367,459)................................    41.4      367,459
                                             ------   ----------
Total investment in securities
  (total cost $1,218,014) -- including
  $78,771 of securities loaned (See Note
  2(i))....................................   138.9    1,232,908
Cash, receivables and other assets.........     1.3       11,929
Payable for securities purchased...........   (31.1)    (276,310)
Securities lending collateral payable to
  brokers (See Note 2(i))..................    (9.1)     (80,476)
Other liabilities..........................    (0.0)          (5)
                                             ------   ----------
Net assets.................................   100.0%  $  888,046
                                             ======   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share; 700,000
  shares authorized; 77,059 shares outstanding.....   $     77
Paid in capital....................................    851,536
Accumulated net investment income..................     11,302
Accumulated net realized gain on investments.......     10,237
Unrealized appreciation on investments.............     14,894
                                                      --------
Net assets.........................................   $888,046
                                                      ========

Class IA
  Net asset value per share ($664,602 / 57,637
    shares outstanding) (500,000 shares
    authorized)...................................  $11.53
                                                    ======
Class IB
  Net asset value per share ($223,444 / 19,422
    shares outstanding) (200,000 shares
    authorized)...................................  $11.50
                                                    ======

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                            MARKET
 SHARES                                                     VALUE
---------                                                  --------
COMMON STOCKS -- 97.7%
            APPAREL & TEXTILE -- 1.0%
     *42    Jones Apparel Group, Inc. ...................  $  1,235
                                                           --------

            BANKS -- 16.3%
      90    CIT Group, Inc. .............................     2,226
     132    Citigroup, Inc. .............................     5,637
      36    Federal Home Loan Mortgage Association.......     1,802
      76    Federal National Mortgage Association........     5,125
     126    Hibernia Corp., Class A......................     2,290
      55    UnionBanCal Corp. ...........................     2,292
                                                           --------
                                                             19,372
                                                           --------

            BUSINESS SERVICES -- 2.2%
     *72    BearingPoint, Inc. ..........................       698
      *9    Rent-A-Center, Inc. .........................       660
   *+235    UnitedGlobalCom, Inc., Class A...............     1,214
                                                           --------
                                                              2,572
                                                           --------

            CHEMICALS -- 2.0%
      18    Avery Dennison Corp. ........................       919
     219    IMC Global, Inc. ............................     1,470
                                                           --------
                                                              2,389
                                                           --------
            COMMUNICATIONS -- 1.0%
      34    AT&T Corp. ..................................       651
   *+224    McLeodUSA, Inc. .............................       338
       7    SBC Communications, Inc. ....................       184
                                                           --------
                                                              1,173
                                                           --------

            COMPUTERS & OFFICE EQUIPMENT -- 0.7%
      10    International Business Machines Corp. .......       850
                                                           --------

            CONSTRUCTION -- 2.4%
     *10    Beazer Homes USA, Inc. ......................       802
      20    MDC Holdings, Inc. ..........................       968
     *38    Toll Brothers, Inc. .........................     1,079
                                                           --------
                                                              2,849
                                                           --------

            CONSUMER DURABLES -- 1.0%
     *80    Arrow Electronics, Inc. .....................     1,212
                                                           --------

            CONSUMER NON-DURABLES -- 4.0%
     252    Tyco International Ltd. .....................     4,787
                                                           --------
            DRUGS -- 2.0%
      29    Pfizer, Inc. ................................       990
      30    Wyeth........................................     1,367
                                                           --------
                                                              2,357
                                                           --------

                                                            MARKET
 SHARES                                                     VALUE
---------                                                  --------
            ELECTRICAL EQUIPMENT -- 1.4%
     *96    Teradyne, Inc., ADR..........................  $  1,665
                                                           --------

            ELECTRONICS -- 2.6%
     *60    Fairchild Semiconductor International Corp.,
              Class A....................................       762
     *50    Flextronics International Ltd. ..............       520
      50    Texas Instruments, Inc. .....................       884
     *71    Vishay Intertechnology, Inc. ................       938
                                                           --------
                                                              3,104
                                                           --------

            ENERGY & SERVICES -- 7.3%
      49    Devon Energy Corp. ..........................     2,611
      30    EnCana Corp. ................................     1,159
      66    GlobalSantaFe Corp. .........................     1,543
      18    IHC Caland N.V. .............................       930
      25    Petroleo Brasileiro S.A., ADR................       502
      42    Royal Dutch Petroleum Co., NY Shares.........     1,958
                                                           --------
                                                              8,703
                                                           --------

            FOOD, BEVERAGE & TOBACCO -- 1.2%
     *44    Constellation Brands, Inc. ..................     1,394
                                                           --------

            FOREST & PAPER PRODUCTS -- 2.5%
     286    Abitibi-Consolidated, Inc. ..................     1,833
     *91    Smurfit-Stone Container Corp. ...............     1,182
                                                           --------
                                                              3,015
                                                           --------

            HEALTH SERVICES -- 3.0%
      56    HCA, Inc. ...................................     1,797
     *70    Triad Hospitals, Inc. .......................     1,747
                                                           --------
                                                              3,544
                                                           --------

            INSURANCE -- 13.6%
      55    Ace Ltd. ....................................     1,879
      14    CIGNA Corp. .................................       634
     *46    Health Net, Inc. ............................     1,529
      23    MBIA, Inc. ..................................     1,131
     *76    Oxford Health Plans, Inc. ...................     3,194
      50    Platinum Underwriters Holdings Ltd. .........     1,357
     100    RenaissanceRe Holdings Ltd. .................     4,543
      19    St. Paul Cos., Inc. (The)....................       705
       6    Travelers Property Casualty Corp., Class A...        96
      67    Travelers Property Casualty Corp., Class B...     1,064
                                                           --------
                                                             16,132
                                                           --------

            MACHINERY -- 2.9%
    *243    Axcelis Technologies, Inc. ..................     1,488
     *97    Flowserve Corp. .............................     1,904
                                                           --------
                                                              3,392
                                                           --------

            MEDIA & ENTERTAINMENT -- 5.2%
      47    Blockbuster, Inc., Class A...................       792
     *12    COX Communications, Inc. ....................       370
    *173    Comcast Corp. ...............................     4,990
                                                           --------
                                                              6,152
                                                           --------

            MEDICAL INSTRUMENTS & SUPPLIES -- 2.6%
     +57    Aventis S.A., ADR............................     3,118
                                                           --------

            METALS, MINERALS & MINING -- 3.5%
     134    Alcoa, Inc. .................................     3,427
      31    Engelhard Corp. .............................       775
                                                           --------
                                                              4,202
                                                           --------

            RETAIL -- 9.3%
      *7    CEC Entertaining, Inc. ......................       259
     *22    Dick's Sporting Goods, Inc. .................       803
     111    Foot Locker, Inc. ...........................     1,464
    *123    Kroger Co. (The).............................     2,045

The accompanying notes are an integral part of this financial statement.

 HARTFORD VALUE OPPORTUNITIES HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                            MARKET
 SHARES                                                     VALUE
---------                                                  --------
COMMON STOCKS -- (CONTINUED)
            RETAIL -- (CONTINUED)
      61    Pier 1 Imports, Inc. ........................  $  1,234
      49    Ross Stores, Inc. ...........................     2,073
     168    TJX Cos., Inc. (The).........................     3,166
                                                           --------
                                                             11,044
                                                           --------

            RUBBER & PLASTICS PRODUCTS -- 2.6%
      78    Compagnie Generale des Etablissements
              Michelin, Class B..........................     3,061
                                                           --------

            SOFTWARE & SERVICES -- 2.8%
    *197    AOL Time Warner, Inc. .......................     3,165
                                                           --------

            TRANSPORTATION -- 2.7%
     246    Bombardier, Inc. ............................       827
     *70    Continental Airlines, Inc., Class B..........     1,048
     *83    ExpressJet Holdings, Inc. ...................     1,249
                                                           --------
                                                              3,124
                                                           --------

            UTILITIES -- 1.9%
      23    FirstEnergy Corp. ...........................       877
      11    PPL Corp. ...................................       452
      18    Progress Energy, Inc. .......................       795
                                                           --------
                                                              2,124
                                                           --------
            Total common stocks..........................  $115,735
                                                           ========

SHORT-TERM SECURITIES -- 6.8%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON
            LOANED SECURITIES -- 4.2%
   4,977    Boston Global Investment Trust...............  $  4,977
                                                           --------

PRINCIPAL
 AMOUNT
---------

            REPURCHASE AGREEMENT -- 2.6%
$  3,100    Joint Repurchase Agreement (See Note 2(d))
              1.10% due 07/01/03.........................     3,100
                                                           --------
            Total short-term securities..................  $  8,077
                                                           ========


                                                    MARKET
                                                    VALUE
                                                   --------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $112,836).....    97.7%  $115,735
Total short-term securities (cost
  $8,077)...............................     6.8      8,077
                                          ------   --------
Total investment in securities
  (total cost $120,913) -- including
  $4,667 of securities loaned (See Note
  2(i)).................................   104.5    123,812
Cash, receivables and other assets......     0.4        425
Payable for securities purchased........    (0.5)      (610)
Payable for Fund shares redeemed........    (0.1)      (130)
Securities lending collateral payable to
  brokers (See Note 2(i))...............    (4.3)    (4,977)
Other liabilities.......................    (0.0)        (1)
                                          ------   --------
Net Assets..............................   100.0%  $118,519
                                          ======   ========
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  700,000 shares authorized; 9,488 shares
  outstanding...................................   $      9
Paid in capital.................................    134,305
Accumulated net investment income...............        361
Accumulated net realized loss on investments....    (19,055)
Unrealized appreciation on investments..........      2,899
                                                   --------
Net assets......................................   $118,519
                                                   ========

Class IA
  Net asset value per share ($105,069 / 8,409
    shares outstanding) (500,000 shares
    authorized)...................................  $12.49
                                                    ======
Class IB
  Net asset value per share ($13,450 / 1,079
    shares outstanding) (200,000 shares
    authorized)...................................  $12.46
                                                    ======

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003 (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                              HARTFORD                             HARTFORD
                                                            HARTFORD          BLUE CHIP         HARTFORD           CAPITAL
                                                            ADVISERS            STOCK             BOND           APPRECIATION
                                                            HLS FUND          HLS FUND          HLS FUND           HLS FUND
                                                            ---------         ---------         --------         ------------
INVESTMENT INCOME:
  Dividends...............................................  $ 54,779           $   758          $   100           $   44,580
  Interest................................................    86,307               146           62,338               13,997
  Securities lending......................................       418                 2              498                  351
  Less: Foreign tax withheld..............................       (33)               (4)              --               (1,131)
                                                            ---------          -------          --------          ----------
    Total investment income (loss)........................   141,471               902           62,936               57,797
                                                            ---------          -------          --------          ----------
EXPENSES:
  Investment advisory fees................................    21,318               680            3,714               15,078
  Administrative services fees............................     9,828                --            2,798                6,892
  Accounting services.....................................       983                --              280                  689
  Board of Directors fees.................................        53                 1               14                   36
  Custodian fees, gross...................................        35                 6               29                  695
  Distribution Fees -- Class IB...........................       957                --              607                  879
  Other expenses..........................................       755                11              196                  525
                                                            ---------          -------          --------          ----------
    Total expenses (before offsets).......................    33,929               698            7,638               24,794
                                                            ---------          -------          --------          ----------
  Custodian fees offset...................................        --                --               (7)                 (18)
                                                            ---------          -------          --------          ----------
    Total expenses net....................................    33,929               698            7,631               24,776
                                                            ---------          -------          --------          ----------
  Net investment income (loss)............................   107,542               204           55,305               33,021
                                                            ---------          -------          --------          ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities..................  (319,749)           (5,880)         117,469             (167,409)
  Net realized gain (loss) on futures contracts...........        --                --               --                   --
  Net realized gain (loss) on forward foreign currency
    contracts.............................................        --                (1)             292                 (710)
  Net realized gain (loss) on foreign currency
    transactions..........................................        23                (1)            (520)                 254
  Net unrealized appreciation (depreciation) on
    securities............................................   965,107            25,782           (2,120)           1,088,035
  Net unrealized appreciation (depreciation) on futures
    contracts.............................................        --                --               --                   --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts............................        --                --            1,463                  264
  Net unrealized appreciation (depreciation) on
    translation of other assets and liabilities in foreign
    currencies............................................        --                --             (566)                 (55)
                                                            ---------          -------          --------          ----------
  Net realized and unrealized gain (loss) on
    investments...........................................   645,381            19,900          116,018              920,379
                                                            ---------          -------          --------          ----------
  Net increase (decrease) in net assets resulting from
    operations............................................  $752,923           $20,104          $171,323          $  953,400
                                                            =========          =======          ========          ==========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD      HARTFORD    HARTFORD      HARTFORD
       CAPITAL       GLOBAL    GROWTH AND      GROWTH        HARTFORD    HARTFORD
    OPPORTUNITIES   LEADERS      INCOME     OPPORTUNITIES   HIGH YIELD    INDEX
      HLS FUND      HLS FUND    HLS FUND      HLS FUND       HLS FUND    HLS FUND
    -------------   --------   ----------   -------------   ----------   --------
       $  105       $ 6,079     $  4,624      $  1,238       $     80    $ 14,479
            3           127           95           268         14,530         786
           --           189            3            27             31          16
           --          (452)          --           (20)            --          --
       ------       -------     --------      --------       --------    --------
          108         5,943        4,722         1,513         14,641      15,281
       ------       -------     --------      --------       --------    --------
           73         1,643        1,478         1,554            994       1,632
           --           614          544            --            355       1,632
           --            61           54            --             36         163
           --             3            3             3              1           9
            8            89            7             9              6          21
           --            81           89            13            117         111
            1            47           41            36             20         125
       ------       -------     --------      --------       --------    --------
           82         2,538        2,216         1,615          1,529       3,693
       ------       -------     --------      --------       --------    --------
           --            --           --            (1)            --          --
       ------       -------     --------      --------       --------    --------
           82         2,538        2,216         1,614          1,529       3,693
       ------       -------     --------      --------       --------    --------
           26         3,405        2,506          (101)        13,112      11,588
       ------       -------     --------      --------       --------    --------
         (584)        9,793      (42,368)       24,410        (20,300)      2,804
           --            --          468            --             --       1,149
           (1)         (456)          --            (5)            12          --
           --           960           --            (5)           150          --
        2,672        68,156       89,277        76,027         57,526     167,475
           --            --          389            --             --          33
           --             8           --            --             --          --
           --            11           --            --             (8)         --
       ------       -------     --------      --------       --------    --------
        2,087        78,472       47,766       100,427         37,380     171,461
       ------       -------     --------      --------       --------    --------
       $2,113       $81,877     $ 50,272      $100,326       $ 50,492    $183,049
       ======       =======     ========      ========       ========    ========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                            HARTFORD              HARTFORD            HARTFORD         HARTFORD
                                                          INTERNATIONAL         INTERNATIONAL         LARGECAP          MIDCAP
                                                          OPPORTUNITIES             STOCK              GROWTH           STOCK
                                                            HLS FUND              HLS FUND            HLS FUND         HLS FUND
                                                          -------------         -------------         --------         --------
INVESTMENT INCOME:
  Dividends.............................................    $ 10,432               $ 1,705            $   273           $  231
  Interest..............................................         180                     9                  4                6
  Securities lending....................................         356                    52                  3               11
  Less: Foreign tax withheld............................      (1,147)                 (192)                (5)              (1)
                                                            --------               -------            -------           ------
    Total investment income (loss)......................       9,821                 1,574                275              247
                                                            --------               -------            -------           ------
EXPENSES:
  Investment advisory fees..............................       1,779                   332                231              191
  Administrative services fees..........................         671                    --                 --               --
  Accounting services...................................          67                    --                 --               --
  Board of Directors fees...............................           4                    --                 --               --
  Custodian fees, gross.................................         243                    39                  3                8
  Distribution Fees -- Class IB.........................          41                    --                 --               --
  Other expenses........................................          50                     6                  4                3
                                                            --------               -------            -------           ------
    Total expenses (before offsets).....................       2,855                   377                238              202
                                                            --------               -------            -------           ------
  Custodian fees offset.................................          --                    --                 --               --
                                                            --------               -------            -------           ------
    Total expenses net..................................       2,855                   377                238              202
                                                            --------               -------            -------           ------
  Net investment income (loss)..........................       6,966                 1,197                 37               45
                                                            --------               -------            -------           ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities................     (39,369)               (4,044)            (3,173)            (915)
  Net realized gain (loss) on futures contracts.........          --                    --                 --               --
  Net realized gain (loss) on forward foreign currency
    contracts...........................................        (257)                  (79)                --               --
  Net realized gain (loss) on foreign currency
    transactions........................................         260                    42                  1               --
  Net unrealized appreciation (depreciation) on
    securities..........................................      73,286                 9,201              8,195            5,505
  Net unrealized appreciation (depreciation) on futures
    contracts...........................................          --                    --                 --               --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..........................          24                    --                 --               --
  Net unrealized appreciation (depreciation) on
    translation of other assets and liabilities in
    foreign currencies..................................         (51)                  (13)                --               --
                                                            --------               -------            -------           ------
  Net realized and unrealized gain (loss) on
    investments.........................................      33,893                 5,107              5,023            4,590
                                                            --------               -------            -------           ------
  Net increase (decrease) in net assets resulting from
    operations..........................................    $ 40,859               $ 6,304            $ 5,060           $4,635
                                                            ========               =======            =======           ======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                    HARTFORD     HARTFORD   HARTFORD                  HARTFORD         HARTFORD
      HARTFORD     MULTISECTOR   SMALLCAP   SMALLCAP   HARTFORD    U.S. GOVERNMENT       VALUE
    MONEY MARKET      BOND        GROWTH     VALUE       STOCK       SECURITIES      OPPORTUNITIES
      HLS FUND      HLS FUND     HLS FUND   HLS FUND   HLS FUND       HLS FUND         HLS FUND
    ------------   -----------   --------   --------   ---------   ---------------   -------------
      $    13        $   --      $   625     $  652    $ 45,667        $    --          $   705
       15,823           830           79         50       1,083         13,350               18
           --            --          134          2          21             73               11
           --            --           (1)        --         (28)            --              (15)
      -------        ------      --------    ------    ---------       -------          -------
       15,836           830          837        704      46,743         13,423              719
      -------        ------      --------    ------    ---------       -------          -------
        2,959           109          654        361       6,868          1,859              338
        2,368            --           --         --       5,321             --               --
          237            --           --         --         532             --               --
           14            --            1         --          29              4               --
            3             5            8          5          13              3                4
          341            --           18         --         413            205                9
          180             2           14          6         411             50                7
      -------        ------      --------    ------    ---------       -------          -------
        6,102           116          695        372      13,587          2,121              358
      -------        ------      --------    ------    ---------       -------          -------
           --            --           --         --          --             --               --
      -------        ------      --------    ------    ---------       -------          -------
        6,102           116          695        372      13,587          2,121              358
      -------        ------      --------    ------    ---------       -------          -------
        9,734           714          142        332      33,156         11,302              361
      -------        ------      --------    ------    ---------       -------          -------
           --         1,171      (16,846)        10    (394,316)        15,069              695
           --            --        1,333         --          --             --               --
           --            (4)          --         --          --             --               (3)
           --             4           --         --           7             --                3
           --           191       51,688      9,320     870,305         (1,226)          13,960
           --            10          152         --          --             --               --
           --            --           --         --          --             --               --
           --             1           --         --          --             --               --
      -------        ------      --------    ------    ---------       -------          -------
           --         1,373       36,327      9,330     475,996         13,843           14,655
      -------        ------      --------    ------    ---------       -------          -------
      $ 9,734        $2,087      $36,469     $9,662    $509,152        $25,145          $15,016
      =======        ======      ========    ======    =========       =======          =======

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                               HARTFORD                               HARTFORD
                                                            HARTFORD           BLUE CHIP          HARTFORD            CAPITAL
                                                            ADVISERS             STOCK              BOND            APPRECIATION
                                                            HLS FUND           HLS FUND           HLS FUND            HLS FUND
                                                           -----------         ---------         ----------         ------------
OPERATIONS:
  Net investment income (loss)...........................  $   107,542         $    204          $   55,305          $   33,021
  Net realized gain (loss) on investments................     (319,726)          (5,882)            117,241            (167,865)
  Net unrealized appreciation (depreciation) of
    investments..........................................      965,107           25,782              (1,223)          1,088,244
                                                           -----------         --------          ----------          ----------
  Net increase (decrease) in net assets resulting from
    operations...........................................      752,923           20,104             171,323             953,400
                                                           -----------         --------          ----------          ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA.............................................     (132,115)             (58)            (97,398)             (1,665)
    Class IB.............................................      (14,625)              --             (23,627)                 (3)
  From net realized gain on investments
    Class IA.............................................           --               --             (11,273)                 --
    Class IB.............................................           --               --              (2,800)                 --
                                                           -----------         --------          ----------          ----------
    Total distributions..................................     (146,740)             (58)           (135,098)             (1,668)
                                                           -----------         --------          ----------          ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA.............................................     (269,341)          (8,032)            266,795            (153,473)
    Class IB.............................................      214,790               --             224,278             237,299
                                                           -----------         --------          ----------          ----------
  Net increase (decrease) from capital share
    transactions.........................................      (54,551)          (8,032)            491,073              83,826
                                                           -----------         --------          ----------          ----------
  Net increase (decrease) in net assets..................      551,632           12,014             527,298           1,035,558
NET ASSETS:
  Beginning of period....................................    9,921,475          155,333           2,528,130           6,828,872
                                                           -----------         --------          ----------          ----------
  End of period..........................................  $10,473,107         $167,347          $3,055,428          $7,864,430
                                                           ===========         ========          ==========          ==========
  Accumulated undistributed net investment income
    (loss)...............................................  $   107,542         $    204          $   55,304          $   33,284
                                                           ===========         ========          ==========          ==========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

       HARTFORD      HARTFORD    HARTFORD      HARTFORD
       CAPITAL        GLOBAL    GROWTH AND      GROWTH        HARTFORD     HARTFORD
    OPPORTUNITIES    LEADERS      INCOME     OPPORTUNITIES   HIGH YIELD     INDEX
       HLS FUND      HLS FUND    HLS FUND      HLS FUND       HLS FUND     HLS FUND
    --------------   --------   ----------   -------------   ----------   ----------
       $    26       $ 3,405     $  2,506      $   (101)      $ 13,112    $   11,588
          (585)       10,297      (41,900)       24,400        (20,138)        3,953
         2,672        68,175       89,666        76,027         57,518       167,508
       -------       --------    --------      --------       --------    ----------
         2,113        81,877       50,272       100,326         50,492       183,049
       -------       --------    --------      --------       --------    ----------
           (10)         (849)      (2,840)           --        (13,145)           --
            --          (273)        (393)           --         (5,706)           --
            --            --           --            --             --            --
            --            --           --            --             --            --
       -------       --------    --------      --------       --------    ----------
           (10)       (1,122)      (3,233)           --        (18,851)           --
       -------       --------    --------      --------       --------    ----------
          (748)      (12,108)      25,600       (12,164)       123,796       (43,800)
            --        17,660       27,457        13,450         88,887        41,966
       -------       --------    --------      --------       --------    ----------
          (748)        5,552       53,057         1,286        212,683        (1,834)
       -------       --------    --------      --------       --------    ----------
         1,355        86,307      100,096       101,612        244,324       181,215
        16,387       600,322      519,737       483,332        257,101     1,622,092
       -------       --------    --------      --------       --------    ----------
       $17,742       $686,629    $619,833      $584,944       $501,425    $1,803,307
       =======       ========    ========      ========       ========    ==========
       $    25       $ 3,415     $  2,507      $   (117)      $ 13,112    $   14,268
       =======       ========    ========      ========       ========    ==========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                            HARTFORD              HARTFORD            HARTFORD         HARTFORD
                                                          INTERNATIONAL         INTERNATIONAL         LARGECAP          MIDCAP
                                                          OPPORTUNITIES             STOCK              GROWTH           STOCK
                                                            HLS FUND              HLS FUND            HLS FUND         HLS FUND
                                                          -------------         -------------         --------         --------
OPERATIONS:
  Net investment income (loss)..........................    $  6,966               $ 1,197            $    37          $    45
  Net realized gain (loss) on investments...............     (39,366)               (4,081)            (3,172)            (915)
  Net unrealized appreciation (depreciation) of
    investments.........................................      73,259                 9,188              8,195            5,505
                                                            --------               -------            -------          -------
  Net increase (decrease) in net assets resulting from
    operations..........................................      40,859                 6,304              5,060            4,635
                                                            --------               -------            -------          -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA............................................        (851)                 (947)                --              (74)
    Class IB............................................        (209)                   --                 --               --
  From net realized gain on investments
    Class IA............................................          --                    --                 --               --
    Class IB............................................          --                    --                 --               --
                                                            --------               -------            -------          -------
    Total distributions.................................      (1,060)                 (947)                --              (74)
                                                            --------               -------            -------          -------
CAPITAL SHARE TRANSACTIONS:
    Class IA............................................     (14,399)               (3,898)            (2,250)          (1,099)
    Class IB............................................      13,167                    --                 --               --
                                                            --------               -------            -------          -------
  Net increase (decrease) from capital share
    transactions........................................      (1,232)               (3,898)            (2,250)          (1,099)
                                                            --------               -------            -------          -------
  Net increase (decrease) in net assets.................      38,567                 1,459              2,810            3,462
NET ASSETS:
  Beginning of period...................................     673,544                81,352             51,944           43,251
                                                            --------               -------            -------          -------
  End of period.........................................    $712,111               $82,811            $54,754          $46,713
                                                            ========               =======            =======          =======
  Accumulated undistributed net investment income
    (loss)..............................................    $  6,988               $ 1,197            $    37          $    45
                                                            ========               =======            =======          =======

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                    HARTFORD     HARTFORD   HARTFORD                   HARTFORD         HARTFORD
      HARTFORD     MULTISECTOR   SMALLCAP   SMALLCAP    HARTFORD    U.S. GOVERNMENT       VALUE
    MONEY MARKET      BOND        GROWTH     VALUE       STOCK        SECURITIES      OPPORTUNITIES
      HLS FUND      HLS FUND     HLS FUND   HLS FUND    HLS FUND       HLS FUND         HLS FUND
    ------------   -----------   --------   --------   ----------   ---------------   -------------
     $    9,734      $   714     $   142    $   332    $   33,156      $ 11,302         $    361
             --        1,171     (15,513)        10      (394,309)       15,069              695
             --          202      51,840      9,320       870,305        (1,226)          13,960
     ----------      -------     --------   -------    ----------      --------         --------
          9,734        2,087      36,469      9,662       509,152        25,145           15,016
     ----------      -------     --------   -------    ----------      --------         --------
         (8,916)      (1,598)         --         --        (5,251)       (9,841)            (550)
           (818)          --          --       (437)         (252)       (3,220)             (68)
             --           --          --         --            --            --               --
             --           --          --     (1,047)           --            --               --
     ----------      -------     --------   -------    ----------      --------         --------
         (9,734)      (1,598)         --     (1,484)       (5,503)      (13,061)            (618)
     ----------      -------     --------   -------    ----------      --------         --------
       (370,151)       2,261       7,964     (5,451)     (217,504)       63,571            3,147
          9,632           --      16,626         --        75,420       120,898            9,021
     ----------      -------     --------   -------    ----------      --------         --------
       (360,519)       2,261      24,590     (5,451)     (142,084)      184,469           12,168
     ----------      -------     --------   -------    ----------      --------         --------
       (360,519)       2,750      61,059      2,727       361,565       196,553           26,566
      2,581,370       28,254     191,212     85,030     5,391,043       691,493           91,953
     ----------      -------     --------   -------    ----------      --------         --------
     $2,220,851      $31,004     $252,271   $87,757    $5,752,608      $888,046         $118,519
     ==========      =======     ========   =======    ==========      ========         ========
     $       --      $   714     $   142    $   353    $   33,156      $ 11,302         $    361
     ==========      =======     ========   =======    ==========      ========         ========

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                             HARTFORD                                HARTFORD
                                                        HARTFORD            BLUE CHIP            HARTFORD            CAPITAL
                                                        ADVISERS              STOCK                BOND            APPRECIATION
                                                        HLS FUND           HLS FUND (A)          HLS FUND            HLS FUND
                                                       -----------         ------------         ----------         ------------
OPERATIONS:
  Net investment income (loss).......................  $   253,749           $     67           $  114,109         $    49,150
  Net realized gain (loss) on investments............     (154,706)           (12,626)              23,979          (1,321,148)
  Net unrealized appreciation (depreciation) on
    investments......................................   (1,855,706)           (44,014)              71,252            (568,703)
                                                       -----------           --------           ----------         -----------
  Net increase (decrease) in net assets resulting
    from operations..................................   (1,756,663)           (56,573)             209,340          (1,840,701)
                                                       -----------           --------           ----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA.........................................     (310,849)                --              (71,918)            (43,001)
    Class IB.........................................      (17,707)                --               (9,028)             (2,845)
  From net realized gain on investments
    Class IA.........................................           --                 --              (21,013)                 --
    Class IB.........................................           --                 --               (2,682)                 --
                                                       -----------           --------           ----------         -----------
    Total distributions..............................     (328,556)                --             (104,641)            (45,846)
                                                       -----------           --------           ----------         -----------
CAPITAL SHARE TRANSACTIONS:
    Class IA.........................................     (609,326)           (27,691)             505,821            (712,297)
    Class IB.........................................      258,251                 --              215,658             299,875
                                                       -----------           --------           ----------         -----------
  Net increase (decrease) from capital share
    transactions.....................................     (351,075)           (27,691)             721,479            (412,422)
                                                       -----------           --------           ----------         -----------
  Net increase (decrease) in net assets..............   (2,436,294)           (84,264)             826,178          (2,298,969)
NET ASSETS:
  Beginning of period................................   12,357,769            239,597            1,701,952           9,127,841
                                                       -----------           --------           ----------         -----------
  End of period......................................  $ 9,921,475           $155,333           $2,528,130         $ 6,828,872
                                                       ===========           ========           ==========         ===========
  Accumulated net investment income (loss)...........  $   146,740           $     58           $  121,024         $     1,931
                                                       ===========           ========           ==========         ===========

  (a)  Formerly Fortis Blue Chip Stock Series.

  (b)  Formerly Fortis Capital Opportunities Series.

  (c)  Formerly Fortis Growth Stock Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD      HARTFORD     HARTFORD      HARTFORD                                  HARTFORD
       CAPITAL       GLOBAL     GROWTH AND      GROWTH        HARTFORD     HARTFORD    INTERNATIONAL
    OPPORTUNITIES    LEADERS      INCOME     OPPORTUNITIES   HIGH YIELD     INDEX      OPPORTUNITIES
    HLS FUND (B)    HLS FUND     HLS FUND    HLS FUND (C)     HLS FUND     HLS FUND      HLS FUND
    -------------   ---------   ----------   -------------   ----------   ----------   -------------
       $     8      $  6,467    $   3,235      $    (942)     $ 18,692    $   21,815     $  10,309
        (6,405)     (128,933)    (112,056)      (134,893)      (17,319)        2,513      (121,588)
          (795)      (20,675)     (47,818)       (64,626)      (13,584)     (524,681)      (19,596)
       -------      ---------   ---------      ---------      --------    ----------     ---------
        (7,192)     (143,141)    (156,639)      (200,461)      (12,211)     (500,353)     (130,875)
       -------      ---------   ---------      ---------      --------    ----------     ---------
            --        (5,462)      (2,112)            --        (9,980)      (19,562)      (15,535)
            --          (437)        (143)            --        (1,721)         (725)         (431)
            --            --           --             --            --       (71,573)           --
            --            --           --             --            --        (2,010)           --
       -------      ---------   ---------      ---------      --------    ----------     ---------
            --        (5,899)      (2,255)            --       (11,701)      (93,870)      (15,966)
       -------      ---------   ---------      ---------      --------    ----------     ---------
            65       197,555      188,974        (76,597)       94,313       154,200      (151,869)
            --        17,790       27,045          5,322        33,755        39,698         8,043
       -------      ---------   ---------      ---------      --------    ----------     ---------
            65       215,345      216,019        (71,275)      128,068       193,898      (143,826)
       -------      ---------   ---------      ---------      --------    ----------     ---------
        (7,127)       66,305       57,125       (271,736)      104,156      (400,325)      290,667
        23,514       534,017      462,612        755,068       152,945     2,022,417       964,211
       -------      ---------   ---------      ---------      --------    ----------     ---------
       $16,387      $600,322    $ 519,737      $ 483,332      $257,101    $1,622,092     $ 673,544
       =======      =========   =========      =========      ========    ==========     =========
       $     9      $  1,132    $   3,234      $     (16)     $ 18,851    $    2,680     $   1,082
       =======      =========   =========      =========      ========    ==========     =========

 HARTFORD HLS MUTUAL FUNDS

 FOR THE YEAR ENDED DECEMBER 31, 2002
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                  HARTFORD              HARTFORD             HARTFORD
                                                INTERNATIONAL           LARGECAP              MIDCAP              HARTFORD
                                                    STOCK                GROWTH               STOCK             MONEY MARKET
                                                HLS FUND (A)          HLS FUND (B)         HLS FUND (C)           HLS FUND
                                                -------------         ------------         ------------         ------------
OPERATIONS:
  Net investment income (loss)................    $  1,454              $   (125)            $    76             $   32,127
  Net realized gain (loss) on investments.....     (15,926)              (18,174)             (4,177)                   100
  Net unrealized appreciation (depreciation)
    on investments............................       5,068                (7,552)             (3,319)                    --
                                                  --------              --------             -------             ----------
  Net increase (decrease) in net assets
    resulting from operations.................      (9,404)              (25,851)             (7,420)                32,227
                                                  --------              --------             -------             ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA..................................        (905)                   --                  --                (29,732)
    Class IB..................................          --                    --                  --                 (2,395)
  From net realized gain on investments
    Class IA..................................          --                    --                  --                    (93)
    Class IB..................................          --                    --                  --                     (7)
                                                  --------              --------             -------             ----------
    Total distributions.......................        (905)                   --                  --                (32,227)
                                                  --------              --------             -------             ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA..................................     (13,652)               (8,680)              3,913                451,936
    Class IB..................................          --                    --                  --                109,785
                                                  --------              --------             -------             ----------
  Net increase (decrease) from capital share
    transactions..............................     (13,652)               (8,680)              3,913                561,721
                                                  --------              --------             -------             ----------
  Net increase (decrease) in net assets.......     (23,961)              (34,531)             (3,507)               561,721
NET ASSETS:
  Beginning of period.........................     105,313                86,475              46,758              2,019,649
                                                  --------              --------             -------             ----------
  End of period...............................    $ 81,352              $ 51,944             $43,251             $2,581,370
                                                  ========              ========             =======             ==========
  Accumulated net investment income (loss)....    $    947              $     --             $    74             $       --
                                                  ========              ========             =======             ==========

  (a)  Formerly Fortis International Stock Series.

  (b)  Formerly Fortis LargeCap Growth Series.

  (c)  Formerly Fortis MidCap Stock Series.

  (d)  Formerly Fortis Multisector Bond Series.

  (e)  Formerly Fortis Aggressive Growth Series.

  (f)  Formerly Fortis SmallCap Value Series.

  (g)  Formerly Fortis U.S. Government Securities Series.

  (h)  Formerly Fortis Value Series.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      HARTFORD       HARTFORD       HARTFORD                      HARTFORD         HARTFORD
    MULTISECTOR      SMALLCAP       SMALLCAP      HARTFORD     U.S. GOVERNMENT       VALUE
        BOND          GROWTH         VALUE          STOCK        SECURITIES      OPPORTUNITIES
    HLS FUND (D)   HLS FUND (E)   HLS FUND (F)    HLS FUND      HLS FUND (G)     HLS FUND (H)
    ------------   ------------   ------------   -----------   ---------------   -------------
      $ 1,571        $   (389)      $    618     $    63,506      $ 12,567         $    633
       (1,492)        (14,819)          (219)       (235,322)       10,899          (19,505)
          991         (60,942)       (18,595)     (1,765,512)       11,474          (13,227)
      -------        --------       --------     -----------      --------         --------
        1,070         (76,150)       (18,196)     (1,937,328)       34,940          (32,099)
      -------        --------       --------     -----------      --------         --------
       (1,809)             --           (816)        (58,646)       (8,732)            (821)
           --              --             --          (2,766)           --               --
           --              --        (10,698)             --            --           (2,397)
           --              --             --              --            --               --
      -------        --------       --------     -----------      --------         --------
       (1,809)             --        (11,514)        (61,412)       (8,732)          (3,218)
      -------        --------       --------     -----------      --------         --------
       (1,655)        (12,126)         6,068        (823,856)      392,496           (6,486)
           --           7,216             --         107,521        98,456            3,189
      -------        --------       --------     -----------      --------         --------
       (1,655)         (4,910)         6,068        (716,335)      490,952           (3,297)
      -------        --------       --------     -----------      --------         --------
       (2,394)        (81,060)       (23,642)     (2,715,075)      517,160          (38,614)
       30,648         272,272        108,672       8,106,118       174,333          130,567
      -------        --------       --------     -----------      --------         --------
      $28,254        $191,212       $ 85,030     $ 5,391,043      $691,493         $ 91,953
      =======        ========       ========     ===========      ========         ========
      $ 1,598        $     --       $    458     $     5,503      $ 13,061         $    618
      =======        ========       ========     ===========      ========         ========

 HARTFORD HLS MUTUAL FUNDS

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2003 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts contracts of Fortis Benefits Insurance Company and First Fortis Life Insurance Company (collectively, The Company), as well as certain qualified retirement plans. The funds are stated below.

     Hartford Series Fund, Inc. (comprised of twenty-five portfolios, ten are included in these financial statements; they are Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund and Hartford Stock HLS Fund.) and Hartford Series Fund II, Inc. (comprised of eleven funds; they are Hartford Blue Chip Stock HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Stock HLS Fund, Hartford LargeCap Growth HLS Fund, Hartford MidCap Stock HLS Fund, Hartford Multisector Bond HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund.). Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

     Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund offer both Class IA and IB shares. The remainder of the funds offer Class IA shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the United States of America:

     a) Security Transactions -- Security transactions are accounted for on the trade date (the day the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date for all funds or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. Each fund amortizes bond premium, market discount and original issue discount.

     b) Security Valuation -- Investments in securities traded on a national securities exchange or on the NASDAQ Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealer, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under the supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

--------------------------------------------------------------------------------

         The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Funds' custodian, State Street Bank.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP ("Wellington") have interests in joint repurchase agreements each maturing 07/01/2003 with the following brokers:
         $250,000 BNP Paribas Securities, 1.05%; $200,000 Banc One Capital Markets, Inc, 1.05%; and $270,791 UBS Warburg, 1.08%. These joint repurchase agreement are collateralized by $974,512 U.S. Treasury Bonds 6.00% - 11.25% due 02/15/15 - 02/15/26 and $47,758 U.S. Treasury Notes
         2.125% due 10/31/04. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Advisers HLS Fund..................................  $ 68,686
        Hartford Capital Appreciation HLS Fund......................   139,899
        Hartford Global Leaders HLS Fund............................    21,294
        Hartford Growth and Income HLS Fund.........................    26,329
        Hartford Growth Opportunities HLS Fund......................     8,884
        Hartford International Opportunities HLS Fund...............    28,139
        Hartford SmallCap Growth HLS Fund...........................     9,263
        Hartford Stock HLS Fund.....................................    52,089
        Hartford Value Opportunities HLS Fund.......................     3,100

         Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (HIMCO), a wholly owned subsidiary of The Hartford, have interests in joint repurchase agreements each maturing 07/01/2003 with the following brokers: $200,000 BNP Paribas Securities, 1.08%; $215,000 ABN AMRO, 1.10%; and $581,579 UBS Warburg, 1.10%. These joint repurchase agreement are collateralized by $256,011 U.S. Treasury Bonds 7.125% - 9.00% due 11/15/18 - 02/15/23 and $480,955 U.S. Treasury Notes
         1.625% - 3.00% due 02/29/04 - 01/31/05. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Bond HLS Fund......................................  $259,517
        Hartford High Yield HLS Fund................................    32,072
        Hartford Index HLS Fund.....................................    22,949
        Hartford Money Market HLS Fund..............................   103,221
        Hartford U.S. Government Securities HLS Fund................   112,054

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by HIMCO or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

     f) Futures, Options on Futures and Options Transactions -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in cash, receivables and other assets as applicable, in the Fund's Statement of Net Assets.

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

         The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of the Funds' strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which the Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Fund's had no written option activity for the six months ended June 30, 2003.

     g) Forward Foreign Currency Contracts -- As of June 30, 2003, Hartford Bond HLS Fund, Hartford Global Leaders HLS Fund, Hartford International Opportunities HLS Fund and Hartford Multisector Bond HLS Fund had entered into a forward foreign currency contract that obligates the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in cash, receivables and other assets or other liabilities, as applicable, in the Funds' Statement of Net Assets.

         Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

--------------------------------------------------------------------------------

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending -- The Funds, except for the Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. As of June 30, 2003, the market value of the securities loaned and the market value of the collateral were as follows:

                                                                          MARKET VALUE       MARKET VALUE
        FUND                                                          OF SECURITIES LOANED   OF COLLATERAL
        ----                                                          --------------------   -------------
        Hartford Advisers HLS Fund..................................        $908,288           $926,945
        Hartford Blue Chip Stock HLS Fund...........................           3,259              3,410
        Hartford Bond HLS Fund......................................         746,281            761,539
        Hartford Capital Appreciation HLS Fund......................         609,082            637,637
        Hartford Global Leaders HLS Fund............................          95,516             99,642
        Hartford Growth and Income HLS Fund.........................           4,786              4,920
        Hartford Growth Opportunities HLS Fund......................          44,810             46,863
        Hartford High Yield HLS Fund................................          58,535             59,754
        Hartford Index HLS Fund.....................................           9,486              9,894
        Hartford International Opportunities HLS Fund...............          85,661             90,060
        Hartford International Stock HLS Fund.......................          10,395             10,933
        Hartford MidCap Stock HLS Fund..............................             327                337
        Hartford SmallCap Growth HLS Fund...........................          24,325             24,327
        Hartford SmallCap Value HLS Fund............................             445                462
        Hartford Stock HLS Fund.....................................          59,681             61,666
        Hartford U.S. Government Securities HLS Fund................          78,771             80,476
        Hartford Value Opportunities HLS Fund.......................           4,667              4,977

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund, Inc. is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 6).

     l) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Money Market HLS Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. For six months ended June 30, 2003, the Funds held the following illiquid securities as denoted in the Statements of Net Assets.

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors), an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

                            HARTFORD INDEX HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.200%

                         HARTFORD MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
All assets.........................................................     0.250%

                             HARTFORD BOND HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $250 million..............................................      0.325%
On next $250 million...............................................      0.300
On next $500 million...............................................      0.275
Over $1 billion....................................................      0.250

                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $50 million...............................................      0.500%
Over $50 million...................................................      0.450

--------------------------------------------------------------------------------

                          HARTFORD ADVISERS HLS FUND,
                       HARTFORD GLOBAL LEADERS HLS FUND,
                    HARTFORD GROWTH AND INCOME HLS FUND AND
                          HARTFORD HIGH YIELD HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $250 million..............................................      0.575%
On next $250 million...............................................      0.525
On next $500 million...............................................      0.475
Over $1 billion....................................................      0.425

                    HARTFORD GROWTH OPPORTUNITIES HLS FUND,
                       HARTFORD SMALLCAP GROWTH HLS FUND,
                   AND HARTFORD VALUE OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $100 million..............................................      0.700%
Over $100 million..................................................      0.600

                       HARTFORD MULTISECTOR BOND HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $100 million..............................................      0.700%
Over $100 million..................................................      0.650

                     HARTFORD INTERNATIONAL STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $100 million..............................................      0.850%
Over $100 million..................................................      0.800

                    HARTFORD CAPITAL OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $200 million..............................................      0.900%
On next $300 million...............................................      0.850
Over $500 million..................................................      0.800

                       HARTFORD LARGECAP GROWTH HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $100 million..............................................      0.900%
On next $100 million...............................................      0.850
Over $200 million..................................................      0.800

                         HARTFORD MIDCAP STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $100 million..............................................      0.900%
On next $150 million...............................................      0.850
Over $250 million..................................................      0.800

                       HARTFORD BLUE CHIP STOCK HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first $100 million..............................................      0.900%
Over $100 million..................................................      0.850

                        HARTFORD SMALLCAP VALUE HLS FUND

AVERAGE DAILY NET ASSETS                                              ANNUAL RATE
------------------------                                              -----------
On first 50 million................................................      0.900%
Over $50 million...................................................      0.850

         A portion of the compensation above is used to compensate each Fund's respective sub-adviser. Pursuant to sub-advisory agreements between HL Advisors and the sub-advisers, the sub-adviser provides the day-to-day investment management services for the Funds. The sub-advisers determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their respective activity, the sub-advisers regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

         The Funds and their respective sub-adviser are listed below:

        FUND                                                                     SUB-ADVISER
        ----                                                       ----------------------------------------
        Hartford Advisers HLS Fund..............................   Wellington
        Hartford Blue Chip Stock HLS Fund.......................   T. Rowe Price Associates, Inc.
        Hartford Bond HLS Fund..................................   HIMCO
        Hartford Capital Appreciation HLS Fund..................   Wellington
        Hartford Capital Opportunities HLS Fund.................   Massachusetts Financial Services Company
        Hartford Global Leaders HLS Fund........................   Wellington
        Hartford Growth and Income HLS Fund.....................   Wellington
        Hartford Growth Opportunities HLS Fund..................   Wellington
        Hartford High Yield HLS Fund............................   HIMCO
        Hartford Index HLS Fund.................................   HIMCO
        Hartford International Opportunities HLS Fund...........   Wellington
        Hartford International Stock HLS Fund...................   Lazard Asset Management
        Hartford LargeCap Growth HLS Fund.......................   Alliance Capital Management L.P.
        Hartford MidCap Stock HLS Fund..........................   The Dreyfus Corporation
        Hartford Money Market HLS Fund..........................   HIMCO
        Hartford Multisector Bond HLS Fund......................   AIM Capital Management, Inc.
        Hartford SmallCap Growth HLS Fund.......................   Wellington
        Hartford SmallCap Value HLS Fund........................   Janus Capital Management LLC
        Hartford Stock HLS Fund.................................   Wellington
        Hartford U.S. Government Securities HLS Fund............   HIMCO
        Hartford Value Opportunities HLS Fund...................   Wellington

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and the following Funds: Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund and Hartford Stock HLS Fund, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors'
         fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

          Accounting Services Agreements -- Under the Fund Accounting Agreement between HL and Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund and Hartford Stock HLS Fund, HL provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets.

     c) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

     d) Expense Offset -- The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions are shown on the accompanying Statements of Operations as Custodian fees expense offset.

     e) Distribution Plan for Class IB shares -- The following Funds, Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Growth and Income HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International

--------------------------------------------------------------------------------

        Operations HLS Fund, Hartford Money Market HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value Opportunities HLS Fund have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         The Distributions Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activity primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

4.   AFFILIATE HOLDINGS:

     As of June 30 2003, HL Advisors and Hartford Life Insurance Company held direct interests in shares as follows:

                                                                             PERCENT OF                PERCENT OF
        FUND                                                     CLASS IA   TOTAL SHARES   CLASS IB   TOTAL SHARES
        ----                                                     --------   ------------   --------   ------------
        Hartford Capital Opportunities HLS Fund................    593         19.33%         --            --%
        Hartford Growth Opportunities HLS Fund.................     --            --        @@--          0.04
        Hartford SmallCap Growth HLS Fund......................     --            --           1          0.03
        Hartford U.S. Government Securities HLS Fund...........     --            --           1          0.00
        Hartford Value Opportunities HLS Fund..................     --            --           1          0.07

     @@ Due to the presentation of the financial statements in thousands, the number of shares round to zero.

5.   INVESTMENT TRANSACTIONS:

     For the six months ended June 30 2003, aggregate purchases and sales of investment securities (excludes short-term investments and U.S. government obligations) were as follows:

                                                                       COST OF       SALES
        FUND                                                          PURCHASES     PROCEEDS
        ----                                                          ----------   ----------
        Hartford Advisers HLS Fund..................................  $2,830,645   $2,691,628
        Hartford Blue Chip Stock HLS Fund...........................      21,857       30,288
        Hartford Bond HLS Fund......................................   4,470,407    3,983,005
        Hartford Capital Appreciation HLS Fund......................   3,426,499    2,927,073
        Hartford Capital Opportunities HLS Fund.....................       5,135        6,044
        Hartford Global Leaders HLS Fund............................     936,749      932,215
        Hartford Growth and Income HLS Fund.........................     284,022      237,469
        Hartford Growth Opportunities HLS Fund......................     383,573      378,209
        Hartford High Yield HLS Fund................................     266,317       75,485
        Hartford Index HLS Fund.....................................      39,898       37,781
        Hartford International Opportunities HLS Fund...............     443,213      456,853
        Hartford International Stock HLS Fund.......................      15,814       18,639
        Hartford LargeCap Growth HLS Fund...........................      13,971       15,402
        Hartford MidCap Stock HLS Fund..............................      17,509       20,165
        Hartford Multisector Bond HLS Fund..........................      39,302       37,562
        Hartford SmallCap Growth HLS Fund...........................     127,137      102,556
        Hartford SmallCap Value HLS Fund............................      18,234       24,365
        Hartford Stock HLS Fund.....................................   1,318,050    1,399,105
        Hartford U.S. Government Securities HLS Fund................   1,812,407    1,580,044
        Hartford Value Opportunities HLS Fund.......................      34,122       23,012

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

6.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2002, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                       ACCUMULATED
                                                                      ACCUMULATED      NET REALIZED
                                                                     NET INVESTMENT   GAIN (LOSS) ON   PAID IN
        FUND                                                         INCOME (LOSS)     INVESTMENTS     CAPITAL
        ----                                                         --------------   --------------   -------
        Hartford Advisers HLS Fund.................................     $ 2,991          $(15,313)     $12,322
        Hartford Blue Chip Stock HLS Fund..........................         (10)               10           --
        Hartford Bond HLS Fund.....................................       7,010           (10,097)       3,087
        Hartford Capital Appreciation HLS Fund.....................      (7,204)            7,204           --
        Hartford Capital Opportunities HLS Fund....................           2                (2)          --
        Hartford Global Leaders HLS Fund...........................         176            (5,019)       4,843
        Hartford Growth and Income HLS Fund........................          --              (439)         439
        Hartford Growth Opportunities HLS Fund.....................         927               145       (1,072)
        Hartford High Yield HLS Fund...............................         178           (21,007)      20,829
        Hartford Index HLS Fund....................................        (136)             (283)         419
        Hartford International Opportunities HLS Fund..............      (1,688)            1,688           --
        Hartford International Stock HLS Fund......................        (506)              506           --
        Hartford LargeCap Growth HLS Fund..........................         125                --         (125)
        Hartford MidCap Stock HLS Fund.............................          (1)                1           --
        Hartford Multisector Bond HLS Fund.........................          25               (25)          --
        Hartford SmallCap Growth HLS Fund..........................         389               113         (502)
        Hartford SmallCap Value HLS Fund...........................        (160)              218          (58)
        Hartford Stock HLS Fund....................................          (2)                2           --
        Hartford U.S. Government Securities HLS Fund...............         495             3,272       (3,767)
        Hartford Value Opportunities HLS Fund......................         (14)               21           (7)

--------------------------------------------------------------------------------

7.   CAPITAL LOSS CARRY FORWARD:

     At December 31, 2002, the following Funds had capital loss carry forwards for U.S. federal tax purposes of approximately:

                                                                                    YEAR OF
        FUND                                                            AMOUNT     EXPIRATION
        ----                                                          ----------   ----------
        Hartford Advisers HLS Fund..................................  $  142,186      2010
        Hartford Advisers HLS Fund..................................     291,958      2009
        Hartford Advisers HLS Fund..................................       1,126      2008
        Hartford Blue Chip Stock HLS Fund...........................       8,951      2010
        Hartford Blue Chip Stock HLS Fund...........................      11,958      2009
        Hartford Capital Appreciation HLS Fund......................   1,156,841      2010
        Hartford Capital Appreciation HLS Fund......................     256,285      2009
        Hartford Capital Opportunities HLS Fund.....................       7,123      2010
        Hartford Capital Opportunities HLS Fund.....................       4,664      2009
        Hartford Capital Opportunities HLS Fund.....................          37      2008
        Hartford Global Leaders HLS Fund............................     114,725      2010
        Hartford Global Leaders HLS Fund............................     162,307      2009
        Hartford Growth and Income HLS Fund.........................     105,856      2010
        Hartford Growth and Income HLS Fund.........................      40,389      2009
        Hartford Growth Opportunities HLS Fund......................     128,757      2010
        Hartford Growth Opportunities HLS Fund......................      88,293      2009
        Hartford High Yield HLS Fund................................      10,785      2010
        Hartford High Yield HLS Fund................................       2,700      2009
        Hartford High Yield HLS Fund................................       5,611      2008
        Hartford High Yield HLS Fund................................       5,355      2007
        Hartford High Yield HLS Fund................................       9,320      2006
        Hartford High Yield HLS Fund................................       1,581      2005
        Hartford International Opportunities HLS Fund...............     133,895      2010
        Hartford International Opportunities HLS Fund...............     211,154      2009
        Hartford International Stock HLS Fund.......................      14,168      2010
        Hartford International Stock HLS Fund.......................      19,256      2009
        Hartford MidCap Stock HLS Fund..............................       3,973      2010
        Hartford MidCap Stock HLS Fund..............................       3,485      2009
        Hartford Multisector Bond HLS Fund..........................       1,377      2010
        Hartford Multisector Bond HLS Fund..........................         180      2009
        Hartford Multisector Bond HLS Fund..........................         591      2008
        Hartford Multisector Bond HLS Fund..........................         610      2007
        Hartford SmallCap Growth HLS Fund...........................      13,310      2010
        Hartford SmallCap Growth HLS Fund...........................      77,054      2009
        Hartford Stock HLS Fund.....................................     225,627      2010
        Hartford Stock HLS Fund.....................................     287,370      2009
        Hartford U.S. Government Securities HLS Fund................       1,398      2008
        Hartford U.S. Government Securities HLS Fund................       2,513      2007
        Hartford U.S. Government Securities HLS Fund................         598      2004
        Hartford U.S. Government Securities HLS Fund................         300      2003
        Hartford Value Opportunities HLS Fund.......................      17,212      2010

     Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Advisers HLS Fund, Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund and Hartford High Yield HLS Fund carryforwards may apply.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

     For the fiscal year ended December 31, 2002, the following Funds have elected to defer losses occurring between November 1, 2002 and December 31, 2002 as follows:

                                                                         CAPITAL        CURRENCY
        FUND                                                          LOSS DEFERRED   LOSS DEFERRED
        ----                                                          -------------   -------------
        Hartford Advisers HLS Fund..................................    $ 17,231         $   --
        Hartford Blue Chip Stock HLS Fund...........................       2,931             --
        Hartford Capital Appreciation HLS Fund......................     154,525             --
        Hartford Capital Opportunities HLS Fund.....................         284           @@--
        Hartford Global Leaders HLS Fund............................         899             --
        Hartford Growth and Income HLS Fund.........................       5,148             --
        Hartford Growth Opportunities HLS Fund......................       4,847             16
        Hartford High Yield HLS Fund................................       5,583             --
        Hartford International Opportunities HLS Fund...............      20,572             --
        Hartford International Stock HLS Fund.......................       1,779             --
        Hartford LargeCap Growth HLS Fund...........................         910             --
        Hartford MidCap Stock HLS Fund..............................         218             --
        Hartford Multisector Bond HLS Fund..........................         141             --
        Hartford SmallCap Growth HLS Fund...........................       1,068             --
        Hartford SmallCap Value HLS Fund............................       1,122             --
        Hartford U.S. Government Securities HLS Fund................          22             --
        Hartford Value Opportunities HLS Fund.......................       2,391           @@--

     @@ Due to the presentation of the financial statement in thousands, the currency loss deferred rounds to zero. Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2003.

8.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid for 2003, if any, will be determined at the end of the year.

     The tax character of distributions paid during 2002 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Advisers HLS Fund..................................  $328,556     $    --         $--
        Hartford Bond HLS Fund......................................    95,011       9,630          --
        Hartford Capital Appreciation HLS Fund......................    45,846          --          --
        Hartford Global Leaders HLS Fund............................     5,899          --          --
        Hartford Growth and Income HLS Fund.........................     2,255          --          --
        Hartford High Yield HLS Fund................................    11,701          --          --
        Hartford Index HLS Fund.....................................    20,349      73,521          --
        Hartford International Opportunities HLS Fund...............    15,967          --          --
        Hartford International Stock HLS Fund.......................       905          --          --
        Hartford Money Market HLS Fund..............................    32,227          --          --
        Hartford Multisector Bond HLS Fund..........................     1,809          --          --
        Hartford SmallCap Value HLS Fund............................     7,251       4,263          --
        Hartford Stock HLS Fund.....................................    61,412          --          --
        Hartford U.S. Government Securities HLS Fund................     8,732          --          --
        Hartford Value Opportunities HLS Fund.......................     1,166       2,051          --

--------------------------------------------------------------------------------

     As of December 31, 2002, the components of distributable earnings on tax basis were as follows:

                                                                                                    UNDISTRIBUTED
                                                                    UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                      ORDINARY        LONG-TERM      APPRECIATION
        FUND                                                           INCOME       CAPITAL GAIN    (DEPRECIATION)
        ----                                                        -------------   -------------   --------------
        Hartford Advisers HLS Fund................................    $146,740         $   --        $  (884,234)
        Hartford Blue Chip Stock HLS Fund.........................          58             --            (30,225)
        Hartford Bond HLS Fund....................................     128,940          6,157             66,617
        Hartford Capital Appreciation HLS Fund....................       1,667             --           (603,816)
        Hartford Capital Opportunities HLS Fund...................          10             --             (2,325)
        Hartford Global Leaders HLS Fund..........................       1,122             --                653
        Hartford Growth and Income HLS Fund.......................       3,234             --            (80,836)
        Hartford Growth Opportunities HLS Fund....................          --             --             (7,549)
        Hartford High Yield HLS Fund..............................      18,851             --            (39,365)
        Hartford Index HLS Fund...................................       2,680          5,727           (268,185)
        Hartford International Opportunities HLS Fund.............       1,060             --            (49,671)
        Hartford International Stock HLS Fund.....................         947             --             (5,688)
        Hartford LargeCap Growth HLS Fund.........................          --             --            (11,186)
        Hartford MidCap Stock HLS Fund............................          74             --               (952)
        Hartford Money Market HLS Fund............................        @@--             --                 --
        Hartford Multisector Bond HLS Fund........................       1,779             --                925
        Hartford SmallCap Growth HLS Fund.........................          --             --            (48,901)
        Hartford SmallCap Value HLS Fund..........................         458          1,047             (7,486)
        Hartford Stock HLS Fund...................................       5,503             --         (1,276,151)
        Hartford U.S. Government Securities HLS Fund..............      13,061             --             16,120
        Hartford Value Opportunities HLS Fund.....................         618             --            (11,208)

     @@ Due to the presentation of the financial statements in thousands, the undistributed ordinary income rounds to zero.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

9.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the six months ended June 30, 2003:

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                 ADVISERS               BLUE CHIP STOCK                  BOND
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      16,693   $   332,373          394   $     5,231       53,150   $   653,059
        Shares issued on reinvestment
          of distributions.............       6,292       132,115            4            58        8,964       108,671
        Shares redeemed................     (37,322)     (733,829)      (1,042)      (13,321)     (40,123)     (494,935)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (14,337)  $  (269,341)        (644)  $    (8,032)      21,991   $   266,795
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                           CAPITAL APPRECIATION      CAPITAL OPPORTUNITIES          GLOBAL LEADERS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      11,745   $   384,477          179   $       943       33,669   $   397,465
        Shares issued in merger........          --            --           --            --          953        11,029
        Shares issued on reinvestment
          of distributions.............          46         1,665            1             8           65           849
        Shares redeemed................     (16,920)     (539,615)        (331)       (1,699)     (35,804)     (421,451)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (5,129)  $  (153,473)        (151)  $      (748)      (1,117)  $   (12,108)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                            GROWTH AND INCOME         GROWTH OPPORTUNITIES            HIGH YIELD
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      20,004   $   161,169        2,124   $    37,324       47,309   $   436,931
        Shares issued in merger........       3,434        29,606           --            --           --            --
        Shares issued on reinvestment
          of distributions.............         294         2,851           --            --        1,397        13,145
        Shares redeemed................     (21,453)     (168,026)      (2,908)      (49,488)     (35,249)     (326,280)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       2,279   $    25,600         (784)  $   (12,164)      13,457   $   123,796
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                                            HARTFORD
                                                 HARTFORD                INTERNATIONAL                 HARTFORD
                                                  INDEX                  OPPORTUNITIES           INTERNATIONAL STOCK
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       4,604   $   111,445      135,954   $ 1,020,650        1,275   $    11,657
        Shares issued in merger........          --            --        3,008        22,447           --            --
        Shares issued on reinvestment
          of distributions.............          --            --          148         1,152           94           947
        Shares redeemed................      (6,554)     (155,245)    (141,570)   (1,058,648)      (1,800)  $   (16,502)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (1,950)  $   (43,800)      (2,460)  $   (14,399)        (431)       (3,898)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                             LARGECAP GROWTH              MIDCAP STOCK               MONEY MARKET
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................         362   $     2,640          383   $     3,390    2,759,823   $ 2,759,823
        Shares issued on reinvestment
          of distributions.............          --            --            8            74        8,916         8,916
        Shares redeemed................        (697)       (4,890)        (532)       (4,563)  (3,138,890)   (3,138,890)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........        (335)  $    (2,250)        (141)       (1,099)    (370,151)  $  (370,151)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                             MULTISECTOR BOND           SMALLCAP GROWTH             SMALLCAP VALUE
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................         419   $     4,688       12,920   $   160,419          411   $     4,532
        Shares issued on reinvestment
          of distributions.............         145         1,598           --            --          122         1,484
        Shares redeemed................        (361)       (4,025)     (12,266)     (152,455)       (1053)      (11,467)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........         203   $     2,261          654   $     7,964         (520)  $    (5,451)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                  STOCK                 U.S. GOVERNMENT          VALUE OPPORTUNITIES
                                                 HLS FUND             SECURITIES HLS FUND              HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................       8,999   $   317,225       28,844   $   331,916        1,067   $    12,229
        Shares issued in merger........         406        14,137           --            --           --            --
        Shares issued on reinvestment
          of distributions.............         134         5,257          854         9,841           44           550
        Shares redeemed................     (15,861)     (554,123)     (24,061)     (278,186)        (878)       (9,632)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (6,322)  $  (217,504)       5,637   $    63,571          233   $     3,147
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                 ADVISERS                     BOND               CAPITAL APPRECIATION
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      11,959   $   239,635       18,599   $   228,125        8,362   $   270,806
        Shares issued on reinvestment
          of distributions.............         694        14,625        2,190        26,427           --             3
        Shares redeemed................      (2,002)      (39,470)      (2,469)      (30,274)      (1,073)      (33,510)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      10,651   $   214,790       18,320   $   224,278        7,289   $   237,299
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                              GLOBAL LEADERS           GROWTH AND INCOME         GROWTH OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       1,884   $    22,042        3,543   $    31,645          785   $    13,970
        Shares issued on reinvestment
          of distributions.............          21           273           41           393           --            --
        Shares redeemed................        (404)       (4,655)        (521)       (4,581)         (29)         (520)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       1,501   $    17,660        3,063   $    27,457          756   $    13,450
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD            HARTFORD INTERNATIONAL
                                                HIGH YIELD                   INDEX                  OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      11,853   $   108,704        1,990   $    47,959        5,614   $    42,281
        Shares issued on reinvestment
          of distributions.............         610         5,706           --            --           26           209
        Shares redeemed................      (2,819)      (25,523)        (255)       (5,993)      (3,873)      (29,323)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       9,644   $    88,887        1,735   $    41,966        1,767   $    13,167
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                               MONEY MARKET             SMALLCAP GROWTH                 STOCK
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................     144,641   $   144,641        1,428   $    17,148        2,633   $    95,185
        Shares issued on reinvestment
          of distributions.............         818           818           --            --            6           252
        Shares redeemed................    (135,827)     (135,827)         (45)         (522)        (569)      (20,017)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       9,632   $     9,632        1,383   $    16,626        2,070   $    75,420
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                                        HARTFORD                   HARTFORD
                                                                    U.S. GOVERNMENT          VALUE OPPORTUNITIES
                                                                  SECURITIES HLS FUND              HLS FUND
                                                                ------------------------   ------------------------
                                                                  SHARES       AMOUNT        SHARES       AMOUNT
                                                                ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold...........................................      11,361   $   130,476          836   $     9,577
        Shares issued on reinvestment of distributions........         280         3,219            5            68
        Shares redeemed.......................................      (1,111)      (12,797)         (53)         (624)
                                                                ----------   -----------   ----------   -----------
        Net Increase (Decrease)...............................      10,530   $   120,898          788   $     9,021
                                                                ==========   ===========   ==========   ===========

     The following information is for the year ended December 31, 2002:

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                 ADVISERS                  BLUE CHIP                     BOND
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     207,487   $   508,856          606   $     8,676      668,428   $   815,855
        Shares issued in merger........     220,049       488,111           --            --       77,738        90,378
        Shares issued on reinvestment
          of distributions.............     105,657       310,849           --            --       83,422        92,931
        Shares redeemed................    (878,389)   (1,912,142)      (2,638)      (36,367)    (387,997)     (493,343)
        Shares issued in 1 for 10 stock
          split........................  (4,233,249)           --           --            --   (1,614,335)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........  (4,578,445)  $  (609,326)      (2,032)  $   (27,691)  (1,172,744)  $   505,821
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                             HARTFORD CAPITAL               HARTFORD                   HARTFORD
                                               APPRECIATION          CAPITAL OPPORTUNITIES          GLOBAL LEADERS
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     166,965   $   642,585          700   $     4,285      453,367   $   595,753
        Shares issued in merger........          --            --           --            --      183,081       253,327
        Shares issued on reinvestment
          of distributions.............       2,847        43,001           --            --          727         5,462
        Shares redeemed................    (395,688)   (1,397,883)        (767)       (4,220)    (474,221)     (656,987)
        Shares issued in 1 for 10 stock
          split........................  (1,774,749)           --           --            --     (451,449)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........  (2,000,625)  $  (712,297)         (67)  $        65     (288,495)  $   197,555
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                            GROWTH AND INCOME         GROWTH OPPORTUNITIES            HIGH YIELD
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     156,947   $   178,241        1,122   $    20,116      322,884   $   335,553
        Shares issued in merger........     186,136       200,110           --            --       50,751        48,048
        Shares issued on reinvestment
          of distributions.............       2,171         2,112           --            --       11,823         9,980
        Shares redeemed................    (185,140)     (191,489)      (5,284)      (96,713)    (299,921)     (299,268)
        Shares issued in 1 for 10 stock
          split........................    (462,598)           --           --            --     (193,755)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........    (302,484)  $   188,974       (4,162)  $   (76,597)    (108,218)  $    94,313
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD            HARTFORD INTERNATIONAL            HARTFORD
                                                  INDEX                  OPPORTUNITIES           INTERNATIONAL STOCK
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      67,923   $   229,511    3,291,660   $ 2,907,057        2,189   $    21,842
        Shares issued in merger........      97,999       293,220           --            --           --            --
        Shares issued on in-kind
          transactions.................          --            --       12,525       11,716*           --            --
        Shares issued on reinvestment
          of distributions.............      28,220        91,135       10,217        15,535           86           905
        Shares redeemed................    (156,348)     (459,666)  (3,352,850)   (3,086,177)      (3,658)      (36,399)
        Shares issued in 1 for 10 stock
          split........................    (592,800)           --     (865,011)           --           --            --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........    (555,006)  $   154,200     (903,732)  $  (151,869)      (1,383)  $   (13,652)
                                         ==========   ===========   ==========   ===========   ==========   ===========

          * During the year ended December 31, 2002, the Hartford International Opportunities HLS Fund received in-kind subscriptions of securities as noted (including unrealized appreciation (depreciation) of ($547)) from a shareholder of an affiliated Fund offered by The Hartford in exchange for shares of the Fund noted.

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                             LARGECAP GROWTH              MIDCAP STOCK               MONEY MARKET
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................         606   $     4,905        1,360   $    13,314    7,433,161   $ 7,433,161
        Shares issued in merger........          --            --           --            --      122,443       122,443
        Shares issued on reinvestment
          of distributions.............          --            --           --            --       29,756        29,756
        Shares redeemed................      (1,711)      (13,585)      (1,057)       (9,401)  (7,133,424)   (7,133,424)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (1,105)  $    (8,680)         303   $     3,913      451,936   $   451,936
                                         ==========   ===========   ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                               MULTISECTOR              SMALLCAP GROWTH             SMALLCAP VALUE
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................         769   $     8,122       11,815   $   143,723        1,614   $    20,906
        Shares issued on reinvestment
          of distributions.............         173         1,809           --            --          846        11,514
        Shares redeemed................      (1,103)      (11,586)     (12,644)     (155,849)      (2,294)      (26,352)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........        (161)  $    (1,655)        (829)  $   (12,126)         166   $     6,068
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                    HARTFORD                    HARTFORD
                                                  STOCK             U.S. GOVERNMENT SECURITIES     VALUE OPPORTUNITIES
                                                 HLS FUND                    HLS FUND                    HLS FUND
                                         ------------------------   --------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES         AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   -----------   ------------   ----------   -----------
        CLASS IA
        Shares sold....................      82,040   $   368,314       43,979    $   482,125         1,276   $    15,454
        Shares issued on reinvestment
          of distributions.............       2,398        58,646          840          8,732           218         3,217
        Shares redeemed................    (302,325)   (1,250,816)      (8,975)       (98,361)       (2,121)      (25,157)
        Shares issued in 1 for 10 stock
          split........................  (1,292,904)           --           --             --            --            --
                                         ----------   -----------   ----------    -----------    ----------   -----------
        Net Increase (Decrease)........  (1,510,791)  $  (823,856)      35,844    $   392,496          (627)  $    (6,486)
                                         ==========   ===========   ==========    ===========    ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                                 ADVISERS                     BOND               CAPITAL APPRECIATION
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................     127,756   $   317,874      182,700   $   240,018       91,808   $   361,932
        Shares issued on reinvestment
          of distributions.............       5,569        17,707       10,543        11,710          172         2,845
        Shares redeemed................     (35,673)      (77,330)     (25,862)      (36,070)     (18,914)      (64,902)
        Shares issued in 1 for 10 stock
          split........................    (284,427)           --     (268,394)           --     (153,584)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........    (186,775)  $   258,251     (101,013)  $   215,658      (80,518)  $   299,875
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                              GLOBAL LEADERS           GROWTH AND INCOME         GROWTH OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      17,083   $    25,478       28,959   $    34,007          329   $     5,419
        Shares issued on reinvestment
          of distributions.............          52           437          148           143           --            --
        Shares redeemed................      (6,220)       (8,125)      (7,355)       (7,105)          (6)          (97)
        Shares issued in 1 for 10 stock
          split........................     (40,358)           --      (54,940)           --           --            --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (29,443)  $    17,790      (33,188)  $    27,045          323   $     5,322
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD            HARTFORD INTERNATIONAL
                                                HIGH YIELD                   INDEX                  OPPORTUNITIES
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      60,624   $    63,346       14,141   $    46,598      174,550   $   151,571
        Shares issued on reinvestment
          of distributions.............       2,038         1,713          801                        237           431
        Shares redeemed................     (27,422)      (31,304)      (3,520)        2,735     (161,775)     (143,959)
        Shares issued in 1 for 10 stock
          split........................     (55,428)           --      (22,984)       (9,635)     (32,948)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (20,188)  $    33,755      (11,562)  $    39,698   $  (19,936)  $     8,043
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD                   HARTFORD                   HARTFORD
                                               MONEY MARKET             SMALLCAP GROWTH                 STOCK
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................     390,278   $   390,278          672   $     7,939       30,948   $   142,796
        Shares issued on reinvestment
          of distributions.............       2,405         2,405           --            --          106         2,766
        Shares redeemed................    (282,898)     (282,898)         (62)         (723)      (9,557)      (38,041)
        Shares issued in 1 for 10 stock
          split........................          --            --           --            --      (70,496)           --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     109,785   $   109,785          610   $     7,216      (48,999)  $   107,521
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                                        HARTFORD                   HARTFORD
                                                                    U.S. GOVERNMENT          VALUE OPPORTUNITIES
                                                                  SECURITIES HLS FUND              HLS FUND
                                                                ------------------------   ------------------------
                                                                  SHARES       AMOUNT        SHARES       AMOUNT
                                                                ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold...........................................       9,479   $   104,947          318   $     3,486
        Shares issued on reinvestment of distributions........          --            --           --            --
        Shares redeemed.......................................        (587)       (6,491)         (27)         (297)
                                                                ----------   -----------   ----------   -----------
        Net Increase (Decrease)...............................       8,892   $    98,456          291   $     3,189
                                                                ==========   ===========   ==========   ===========

--------------------------------------------------------------------------------

10. LINE OF CREDIT:

     The Funds, except for the Hartford Money Market HLS Fund, participate in a $550,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the six months ended June 30, 2003, the Funds did not have any borrowings under this facility.

11. REVERSE STOCK SPLITS:

     a) On November 22, 2002, a reverse stock split was declared for Hartford Advisers HLS Fund, Hartford Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund and Hartford Stock HLS Fund at a ten to one ratio.

     b) On September 17, 1999, a reverse stock split was declared for the Class IB shares of certain Funds, using the following reverse split percentages:

                                                                      REVERSE SPLIT
        FUND                                                           PERCENTAGE
        ----                                                          -------------
        Hartford Advisers HLS Fund..................................      29.67%
        Hartford Bond HLS Fund......................................      93.07
        Hartford Capital Appreciation HLS Fund......................      15.42
        Hartford International Opportunities HLS Fund...............      71.63
        Hartford Stock HLS Fund.....................................       9.27

12. FUND MERGERS:

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. IN 2003: At a special meeting of shareholders, held on January 15, 2003, shareholders of Hartford American Leaders HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Global Equity HLS Fund, Hartford International Stock II HLS Fund and Hartford Investors Growth HLS Fund (each a "Target Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford Series Fund, Inc. (the "Plan").

    Hartford American Leaders HLS Fund merged into Hartford Stock HLS Fund Hartford Blue Chip Stock II HLS Fund merged into Hartford Growth and Income HLS Fund
    Hartford Global Equity HLS Fund merged into Hartford Global Leaders HLS
    Fund
    Hartford International Stock II HLS Fund merged into Hartford International Opportunities HLS Fund
    Hartford Investors Growth HLS Fund merged into Hartford Growth and Income HLS Fund

     The Final shareholder voting results were as follows:

                                                                      SHARES VOTED   SHARES VOTED    SHARES
                                                                          FOR          AGAINST      ABSTAINED
                                                                      ------------   ------------   ---------
        Hartford American Leaders HLS Fund..........................     1,618            32            95
        Hartford Blue Chip Stock II HLS Fund........................     2,794           121           184
        Hartford Global Equity HLS Fund.............................     1,348            48           113
        Hartford International Stock II HLS Fund....................     2,870           152           348
        Hartford Investors Growth HLS Fund..........................     2,540            41           150

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Target Fund, the assets of each Target Fund were acquired by the corresponding Acquiring Fund on January 24, 2003. Each Acquiring Fund acquired the respective Target Fund's assets in exchange for the Acquiring Fund's shares, which were distributed pro rata by each Target Fund to the holders of its shares on January 24, 2003, in complete liquidation of the Target Fund.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD GLOBAL LEADERS HLS FUND                              CLASS IA   CLASS IB
        --------------------------------                              --------   --------
        Net assets of Hartford Global Equity HLS Fund on January 24,
          2003......................................................  $ 11,029   $    --
        Hartford Global Equity HLS Fund shares exchanged............     1,498        --
        Hartford Global Leaders HLS Fund shares issued..............       953        --
        Net assets of Hartford Global Leaders HLS Fund immediately
          before the merger.........................................  $574,009   $57,372
        Net assets of Hartford Global Leaders HLS Fund immediately
          after the merger..........................................  $585,038   $57,372

        HARTFORD GROWTH AND INCOME HLS FUND                           CLASS IA   CLASS IB
        -----------------------------------                           --------   --------
        Net assets of Hartford Blue Chip Stock II HLS Fund on
          January 24, 2003..........................................  $ 15,890   $    --
        Hartford Blue Chip Stock II HLS Fund shares exchanged.......     3,107        --
        Hartford Growth and Income HLS Fund shares issued...........     1,843        --
        Net assets of Hartford Investors Growth HLS Fund on January
          24, 2003..................................................  $ 13,716   $    --
        Hartford Investors Growth HLS Fund shares exchanged.........     2,740        --
        Hartford Growth and Income HLS Fund shares issued...........     1,591        --
        Net assets of Hartford Growth and Income HLS Fund
          immediately before the merger.............................  $454,370   $60,268
        Net assets of Hartford Growth and Income HLS Fund
          immediately after the merger..............................  $483,976   $60,268

        HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND                 CLASS IA   CLASS IB
        ---------------------------------------------                 --------   --------
        Net Assets of Hartford International Stock II HLS Fund on
          January 24, 2003..........................................  $ 22,447   $    --
        Hartford International Stock II HLS Fund shares exchanged...     3,304        --
        Hartford International Opportunities HLS Fund shares
          issued....................................................     3,008        --
        Net assets of Hartford International Opportunities HLS Fund
          immediately before the merger.............................  $684,409   $27,363
        Net assets of Hartford International Opportunities HLS Fund
          immediately after the merger..............................  $706,856   $27,363

        HARTFORD STOCK HLS FUND                                        CLASS IA    CLASS IB
        -----------------------                                       ----------   --------
        Net assets of Hartford American Leaders HLS Fund on January
          24, 2003..................................................  $   14,137   $     --
        Hartford American Leaders HLS Fund shares exchanged.........       1,787         --
        Hartford Stock HLS Fund shares issued.......................         406         --
        Net assets of Hartford Stock HLS Fund immediately before the
          merger....................................................  $4,971,437   $298,456
        Net assets of Hartford Stock HLS Fund immediately after the
          merger....................................................  $4,985,574   $298,456

     The Hartford American Leaders HLS Fund, Hartford Blue Chip Stock II HLS Fund, Hartford Global Equity HLS Fund, Hartford International Stock II HLS Fund and Hartford Investors Growth HLS Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of January 24, 2003:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
        FUND                                                        (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                        --------------   ------------   -------------
        Hartford American Leaders HLS Fund........................     $(2,855)         $ (35)         $18,579
        Hartford Blue Chip Stock II HLS Fund......................      (4,122)           (70)          28,311
        Hartford Global Equity HLS Fund...........................      (1,039)           (37)          14,557
        Hartford International Stock II HLS Fund..................      (8,812)          (147)          42,026
        Hartford Investors Growth HLS Fund........................        (453)           (16)          24,976

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. IN 2002: At a special meeting of shareholders, held on April 29, 2002, shareholders of Fortis Asset Allocation Series, Fortis Global Growth Series, Fortis Growth & Income Series, Fortis High Yield Series, Fortis Diversified Income Series, Fortis S&P 500 Index Series and Fortis

--------------------------------------------------------------------------------

     Money Market Series (each a "Fortis Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Mutual Funds (the "Plan").

     Fortis Asset Allocation Series merged into Hartford Advisers HLS Fund, Inc. Fortis Global Growth Series merged into Hartford Global Leaders HLS Fund. Fortis Growth & Income Series merged into Hartford Growth & Income HLS Fund.
     Fortis High Yield Series merged into Hartford High Yield HLS Fund.
     Fortis Diversified Income Series merged into Hartford Bond HLS Fund, Inc. Fortis S&P 500 Index Series merged into Hartford Index HLS Fund, Inc. Fortis Money Market Series merged into Hartford Money Market HLS Fund, Inc.

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Fortis Fund, the net assets of each Fortis Fund were acquired by a corresponding series of the Hartford HLS Mutual Funds (the "Hartford Fund") on April 30, 2002. Each Hartford Fund acquired the respective Fortis Fund's net assets in exchange for the Hartford Fund's shares, which were distributed pro rata by each Fortis Fund to the holders of its shares on April 30, 2002, in complete liquidation of the Fortis Fund.

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD ADVISERS HLS FUND, INC.   CLASS IA     CLASS IB
        --------------------------------  -----------   --------
        Net assets of Fortis Asset
          Allocation on April 30,
          2002.......................     $   488,111   $     --
        Fortis Asset Allocation shares
          exchanged..................          34,477         --
        Hartford Advisers shares
          issued.....................         220,049         --
        Net assets of Hartford Advisers
          immediately before the
          merger.....................     $11,086,683   $588,603
        Net assets of Hartford Advisers
          immediately after the
          merger.....................     $11,574,794   $588,603

        HARTFORD GLOBAL LEADERS HLS FUND   CLASS IA    CLASS IB
        --------------------------------  ----------   --------
        Net assets of Fortis Global
          Growth on April 30, 2002...     $  253,327   $     --
        Fortis Global Growth shares
          exchanged..................         17,918         --
        Hartford Global Leaders shares
          issued.....................        183,081         --
        Net assets of Hartford Global
          Leaders immediately before the
          merger.....................     $  469,286   $ 52,090
        Net assets of Hartford Global
          Leaders immediately after the
          merger.....................     $  722,613   $ 52,090

        HARTFORD GROWTH & INCOME HLS FUND   CLASS IA    CLASS IB
        ---------------------------------  ----------   --------
        Net assets of Fortis Growth &
          Income on April 30, 2002....     $  200,110   $     --
        Fortis Growth & Income shares
          exchanged...................         15,260         --
        Hartford Growth & Income shares
          issued......................        186,136         --
        Net assets of Hartford Growth &
          Income immediately before the
          merger......................     $  395,598   $ 51,483
        Net assets of Hartford Growth &
          Income immediately after the
          merger......................     $  595,708   $ 51,483

        HARTFORD HIGH YIELD HLS FUND   CLASS IA    CLASS IB
        ----------------------------  ----------   --------
        Net assets of Fortis High
          Yield on April 30, 2002...  $   48,048   $     --
        Fortis High Yield shares
          exchanged................        8,528         --
        Hartford High Yield shares
          issued...................       50,751         --
        Net assets of Hartford High
          Yield immediately before
          the merger...............   $  142,974   $ 34,629
        Net assets of Hartford High
          Yield immediately after
          the merger...............   $  191,022   $ 34,629

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

        HARTFORD BOND HLS FUND, INC.   CLASS IA    CLASS IB
        ----------------------------  ----------   --------
        Net assets of Fortis
          Diversified Income on
          April 30, 2002...........   $   90,378   $     --
        Fortis Diversified Income
          shares exchanged.........        9,225         --
        Hartford Bond shares
          issued...................       77,738         --
        Net assets of Hartford Bond
          immediately before the
          merger...................   $1,582,247   $194,002
        Net assets of Hartford Bond
          immediately after the
          merger...................   $1,672,625   $194,002

        HARTFORD INDEX HLS FUND, INC.   CLASS IA    CLASS IB
        -----------------------------  ----------   --------
        Net assets of Fortis S&P 500
          on April 30, 2002.........   $  293,220   $     --
        Fortis S&P 500 Index shares
          exchanged.................       19,110         --
        Hartford Index shares
          issued....................       97,999         --
        Net assets of Hartford Index
          immediately before the
          merger....................   $1,846,941   $ 54,976
        Net assets of Hartford Index
          immediately after the
          merger....................   $2,140,161   $ 54,976

        HARTFORD MONEY MARKET HLS FUND, INC.   CLASS A     CLASS IB
        ------------------------------------  ----------   --------
        Net assets of Fortis Money Market on
          April 30, 2002...............       $  122,443   $     --
        Fortis Money Market shares
          exchanged....................           11,346         --
        Hartford Money Market shares
          issued.......................          122,443         --
        Net assets of Hartford Money Market
          immediately before the merger...    $1,794,364   $166,561
        Net assets of Hartford Money Market
          immediately after the merger...     $1,916,807   $166,561

     The Fortis Asset Allocation Series, Fortis Global Growth Series, Fortis Growth & Income Series, Fortis High Yield Series, Fortis Diversified Income Series, Fortis S&P 500 Index Series and Fortis Money Market Series had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of April 30, 2002:

                                       UNREALIZED     ACCUMULATED
                                      APPRECIATION    NET REALIZED
                   FUND              (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
                   ----              --------------   ------------   -------------
        Fortis Asset Allocation
          Series...................     $(28,666)       $(12,278)      $529,055
        Fortis Global Growth
          Series...................        9,623          (3,966)       247,671
        Fortis Growth and Income
          Series...................      (10,883)           (792)       211,785
        Fortis High Yield Series...      (11,371)        (20,858)        80,264
        Fortis Diversified Income
          Series...................       (3,540)         (8,690)       102,606
        Fortis S&P 500 Index
          Series...................      (20,814)             --        293,220
        Fortis Money Market
          Series...................           --              --        122,443

                      (This page intentionally left blank)

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           -- SELECTED PER-SHARE DATA(4) --
                                    -----------------------------------------------------------------------
                                                                 NET REALIZED
                                                                     AND
                                    NET ASSET        NET          UNREALIZED        TOTAL        DIVIDENDS
                                    VALUE AT      INVESTMENT         GAIN            FROM         FROM NET
                                    BEGINNING       INCOME        (LOSS) ON       INVESTMENT     INVESTMENT
                                    OF PERIOD       (LOSS)       INVESTMENTS      OPERATIONS       INCOME
                                    ---------     ----------     ------------     ----------     ----------
HARTFORD ADVISERS HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................  $19.59         $ 0.21          $ 1.33          $ 1.54         $(0.29)
   Class IB........................   19.72           0.29            1.23            1.52          (0.33)
   For the Year Ended December 31,
     2002
   Class IA........................   23.44(5)        0.51(5)        (4.10)(5)       (3.59)(5)      (0.26)(5)
   Class IB........................   23.60(5)        0.46(5)        (4.10)(5)       (3.64)(5)      (0.24)(5)
   For the Year Ended December 31,
     2001
   Class IA........................   26.65(5)        0.64(5)        (1.85)(5)       (1.21)(5)      (0.73)(5)
   Class IB........................   26.63(5)        0.50(5)        (1.77)(5)       (1.27)(5)      (0.49)(5)
   For the Year Ended December 31,
     2000
   Class IA........................   29.65(5)        0.68(5)        (0.88)(5)       (0.20)(5)      (0.23)(5)
   Class IB........................   29.66(5)        0.74(5)        (0.98)(5)       (0.24)(5)      (0.22)(5)
   For the Year Ended December 31,
     1999
   Class IA........................   29.85(5)        0.68(5)         2.21(5)         2.89(5)       (0.63)(5)
   Class IB........................   35.77(5)(6)     0.61(5)(6)      2.21(5)(6)      2.82(5)(6)    (0.64)(5)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   25.27(5)        0.61(5)         5.46(5)         6.07(5)       (0.60)(5)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................   33.71(5)(6)     0.34(5)(6)      3.67(5)(6)      4.01(5)(6)    (1.95)(5)(6)
HARTFORD BLUE CHIP STOCK HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)..........   12.70           0.01            1.74            1.75             --
   For the Year Ended December 31
   2002............................   16.80           0.01           (4.11)          (4.10)            --
   2001............................   19.63             --           (2.83)          (2.83)            --
   2000............................   21.93          (0.02)          (0.41)          (0.43)            --
   1999............................   18.58           0.02            3.65            3.67          (0.02)
   1998............................   14.76           0.05            4.09            4.14          (0.06)
HARTFORD BOND HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................   11.95           0.15            0.60            0.75          (0.51)
   Class IB........................   11.90           0.24            0.49            0.73          (0.49)
   For the Year Ended December 31,
     2002
   Class IA........................   11.46(5)        0.56(5)        (0.01)(5)        0.55(5)       (0.05)(5)
   Class IB........................   11.43(5)        0.46(5)         0.07(5)         0.53(5)       (0.05)(5)
   For the Year Ended December 31,
     2001
   Class IA........................   11.08(5)        0.46(5)         0.48(5)         0.94(5)       (0.56)(5)
   Class IB........................   11.07(5)        0.41(5)         0.50(5)         0.91(5)       (0.55)(5)
   For the Year Ended December 31,
     2000
   Class IA........................    9.94(5)        0.69(5)         0.50(5)         1.19(5)       (0.05)(5)
   Class IB........................    9.95(5)        0.61(5)         0.56(5)         1.17(5)       (0.05)(5)
   For the Year Ended December 31,
     1999
   Class IA........................   10.81(5)        0.62(5)        (0.84)(5)       (0.22)(5)      (0.58)(5)
   Class IB........................   10.83(5)(6)     0.61(5)(6)     (0.84)(5)(6)    (0.23)(5)(6)    (0.57)(5)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   10.50(5)        0.53(5)         0.32(5)         0.85(5)       (0.54)(5)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................   10.75(5)(6)     0.23(5)(6)      0.40(5)(6)      0.63(5)(6)    (0.55)(5)(6)
HARTFORD CAPITAL APPRECIATION HLS
 FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................   31.70           0.16            4.30            4.46          (0.01)
   Class IB........................   31.63           0.12            4.29            4.41             --
   For the Year Ended December 31,
     2002
   Class IA........................   39.75(5)        0.15(5)        (8.01)(5)       (7.86)(5)      (0.19)(5)
   Class IB........................   39.68(5)        0.12(5)        (8.03)(5)       (7.91)(5)      (0.14)(5)
   For the Year Ended December 31,
     2001
   Class IA........................   59.26(5)        0.21(5)        (3.36)(5)       (3.15)(5)      (0.27)(5)
   Class IB........................   59.23(5)        0.06(5)        (3.29)(5)       (3.23)(5)      (0.23)(5)
   For the Year Ended December 31,
     2000
   Class IA........................   60.95(5)        0.41(5)         7.57(5)         7.98(5)       (0.39)(5)
   Class IB........................   60.98(5)       (0.77)(5)        8.64(5)         7.87(5)       (0.34)(5)
   For the Year Ended December 31,
     1999
   Class IA........................   47.59(5)        0.23(5)        16.43(5)        16.66(5)       (0.18)(5)
   Class IB........................   64.37(5)(6)     1.50(5)(6)     15.03(5)(6)     16.53(5)(6)    (0.13)(5)(6)
   For the Year Ended December 31,
     1998
   Class IA........................   44.10(5)        0.25(5)         5.25(5)         5.50(5)       (0.26)(5)
   From inception April 1, 1998,
   through December 31, 1998 Class
   IB..............................   64.86(5)(6)     0.13(5)(6)      0.94(5)(6)      1.07(5)(6)    (1.56)(5)(6)

                                                       -- SELECTED PER-SHARE DATA(4) --
                                     --------------------------------------------------

                                                        DISTRIBUTIONS
                                      DIVIDENDS IN          FROM
                                       EXCESS OF        NET REALIZED
                                     NET INVESTMENT       GAINS ON        DISTRIBUTIONS
                                         INCOME          INVESTMENTS      FROM CAPITAL
                                     --------------     -------------     -------------
HARTFORD ADVISERS HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................       $--              $    --             $--
   Class IB........................        --                   --              --
   For the Year Ended December 31,
     2002
   Class IA........................        --(5)                --(5)           --(5)
   Class IB........................        --(5)                --(5)           --(5)
   For the Year Ended December 31,
     2001
   Class IA........................        --(5)             (1.27)(5)          --(5)
   Class IB........................        --(5)             (1.27)(5)          --(5)
   For the Year Ended December 31,
     2000
   Class IA........................        --(5)             (2.57)(5)          --(5)
   Class IB........................        --(5)             (2.57)(5)          --(5)
   For the Year Ended December 31,
     1999
   Class IA........................        --(5)             (2.46)(5)          --(5)
   Class IB........................        --(5)(6)          (8.29)(5)(6)       --(5)(6)
   For the Year Ended December 31,
     1998
   Class IA........................        --(5)             (0.89)(5)          --(5)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................        --(5)(6)             --(5)(6)        --(5)(6)
HARTFORD BLUE CHIP STOCK HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)..........        --                   --              --
   For the Year Ended December 31
   2002............................        --                   --              --
   2001............................        --                   --              --
   2000............................        --                (1.87)             --
   1999............................        --                (0.30)             --
   1998............................        --                (0.26)             --
HARTFORD BOND HLS FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................        --                (0.06)             --
   Class IB........................        --                (0.06)             --
   For the Year Ended December 31,
     2002
   Class IA........................        --(5)             (0.01)(5)          --(5)
   Class IB........................        --(5)             (0.01)(5)          --(5)
   For the Year Ended December 31,
     2001
   Class IA........................        --(5)                --(5)           --(5)
   Class IB........................        --(5)                --(5)           --(5)
   For the Year Ended December 31,
     2000
   Class IA........................        --(5)                --(5)           --(5)
   Class IB........................        --(5)                --(5)           --(5)
   For the Year Ended December 31,
     1999
   Class IA........................        --(5)             (0.07)(5)          --(5)
   Class IB........................          (5)(6)          (0.08)(5)(6)       --(5)(6)
   For the Year Ended December 31,
     1998
   Class IA........................        --(5)                --(5)           --(5)
   From inception April 1, 1998
     through December 31, 1998
   Class IB........................        --(5)(6)             --(5)(6)        --(5)(6)
HARTFORD CAPITAL APPRECIATION HLS
 FUND
   For the Six Months Ended June
     30, 2003 (Unaudited)
   Class IA........................        --                   --              --
   Class IB........................        --                   --              --
   For the Year Ended December 31,
     2002
   Class IA........................        --(5)                --(5)           --(5)
   Class IB........................        --(5)                --(5)           --(5)
   For the Year Ended December 31,
     2001
   Class IA........................        --(5)            (16.09)(5)          --(5)
   Class IB........................        --(5)            (16.09)(5)          --(5)
   For the Year Ended December 31,
     2000
   Class IA........................        --(5)             (9.28)(5)          --(5)
   Class IB........................        --(5)             (9.28)(5)          --(5)
   For the Year Ended December 31,
     1999
   Class IA........................        --(5)             (3.12)(5)          --(5)
   Class IB........................        --(5)(6)         (19.79)(5)(6)       --(5)(6)
   For the Year Ended December 31,
     1998
   Class IA........................        --(5)             (1.75)(5)          --(5)
   From inception April 1, 1998,
   through December 31, 1998 Class
   IB..............................        --(5)(6)             --(5)(6)        --(5)(6)

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------

                                                                                            RATIO OF
                      NET INCREASE                                      NET ASSETS          EXPENSES
                      (DECREASE) IN       NET ASSET                      AT END OF         TO AVERAGE
        TOTAL          NET ASSETS         VALUE AT         TOTAL          PERIOD           NET ASSETS
    DISTRIBUTIONS         VALUE         END OF PERIOD     RETURN      (000'S OMITTED)     AFTER WAIVERS
    -------------     -------------     -------------     -------     ---------------     -------------
       $ (0.29)          $ 1.25            $20.84            7.83%(2)   $ 9,537,920           0.67%(1)
         (0.33)            1.19             20.91            7.70(2)        935,187           0.92(1)
         (0.26)(5)        (3.85)(5)         19.59(5)       (13.79)        9,249,397           0.67
         (0.24)(5)        (3.88)(5)         19.72(5)       (13.99)          672,078           0.90
         (2.00)(5)        (3.21)(5)         23.44(5)        (4.64)       11,836,564           0.66
         (1.76)(5)        (3.03)(5)         23.60(5)        (4.81)          521,205           0.84
         (2.80)(5)        (3.00)(5)         26.65(5)        (0.75)       13,430,507           0.66
         (2.79)(5)        (3.03)(5)         26.63(5)        (0.92)          252,247           0.84
         (3.09)(5)        (0.20)(5)         29.65(5)        10.59        14,082,895           0.65
         (8.93)(5)(6)     (6.11)(5)(6)      29.66(5)(6)     10.39           137,318           0.83
         (1.49)(5)         4.58(5)          29.85(5)        24.66        11,805,411           0.63
         (1.95)(5)(6)      2.06(5)(6)       35.77(5)(6)     11.96(2)         34,714           0.83(1)
            --             1.75             14.45           13.76(2)        167,347           0.91(1)
            --            (4.10)            12.70          (24.40)          155,333           0.92
            --            (2.83)            16.80          (14.41)          239,597           0.92
         (1.87)           (2.30)            19.63           (2.47)          293,654           0.92
         (0.32)            3.35             21.93           19.88           284,229           0.92
         (0.32)            3.82             18.58           28.07           182,921           0.94
         (0.57)            0.18             12.13            6.23(2)      2,445,614           0.50(1)
         (0.55)            0.18             12.08            6.10(2)        609,814           0.75(1)
         (0.06)(5)         0.49(5)          11.95(5)        10.08         2,145,266           0.51
         (0.06)(5)         0.47(5)          11.90(5)         9.83           382,864           0.75
         (0.56)(5)         0.38(5)          11.46(5)         8.68         1,549,698           0.51
         (0.55)(5)         0.36(5)          11.43(5)         8.49           152,254           0.69
         (0.05)(5)         1.14(5)          11.08(5)        11.99         1,033,043           0.52
         (0.05)(5)         1.12(5)          11.07(5)        11.79            31,551           0.70
         (0.65)(5)        (0.87)(5)          9.94(5)        (2.02)          978,861           0.52
         (0.65)(5)(6)     (0.88)(5)(6)       9.95(5)(6)     (2.19)           15,818           0.70
         (0.54)(5)         0.31(5)          10.81(5)         8.15           902,480           0.50
         (0.55)(5)(6)      0.08(5)(6)       10.83(5)(6)      5.89(2)          5,285           0.69(1)
         (0.01)            4.45             36.15           14.07(2)      6,931,883           0.69(1)
            --             4.41             36.03           13.93(2)        932,547           0.94(1)
         (0.19)(5)        (8.05)(5)         31.70(5)       (19.70)        6,240,859           0.69
         (0.14)(5)        (8.05)(5)         31.63(5)       (19.88)          588,013           0.92
        (16.36)(5)       (19.51)(5)         39.75(5)        (6.94)        8,734,600           0.68
        (16.32)(5)       (19.55)(5)         39.68(5)        (7.10)          393,241           0.86
         (9.67)(5)        (1.69)(5)         59.26(5)        13.22         9,581,897           0.66
         (9.62)(5)        (1.75)(5)         59.23(5)        13.02           136,058           0.84
         (3.30)(5)        13.36(5)          60.95(5)        37.46         7,963,003           0.66
        (19.92)(5)(6)     (3.39)(5)(6)      60.98(5)(6)     37.21            22,993           0.84
         (2.01)(5)         3.49(5)          47.59(5)        15.48         5,807,480           0.64
         (1.56)(5)(6)     (0.49)(5)(6)      64.37(5)(6)      1.65(2)          5,942           0.82(1)

         -- RATIOS AND SUPPLEMENTAL DATA --
---  -------------------------------------------
                         RATIO OF
        RATIO OF           NET
        EXPENSES        INVESTMENT
       TO AVERAGE         INCOME       PORTFOLIO
       NET ASSETS       TO AVERAGE     TURNOVER
     BEFORE WAIVERS     NET ASSETS      RATE(7)
     --------------     ----------     ---------
          0.67%(1)         2.20%(1)        28%
          0.92(1)          1.96(1)         28
          0.67             2.29            47
          0.92             2.07            47
          0.66             2.51            34
          0.91             2.33            34
          0.66             2.47            40
          0.91             2.29            40
          0.66             2.46            38
          0.91             2.28            38
          0.63             2.40            37
          0.83(1)          2.22(1)         37
          0.91(1)          0.26(1)         14
          0.92             0.04            37
          0.92            (0.01)           47
          0.92            (0.09)           52
          0.92             0.10            40
          0.94             0.41            34
          0.50(1)          4.00(1)        150
          0.75(1)          3.75(1)        150
          0.51             5.58           108
          0.76             5.34           108
          0.51             5.87           185
          0.76             5.69           185
          0.52             6.54           169
          0.77             6.36           169
          0.52             6.09           111
          0.77             5.91           111
          0.50             5.86           122
          0.69(1)          5.54(1)        122
          0.69(1)          0.98(1)         45
          0.94(1)          0.73(1)         45
          0.69             0.64            94
          0.94             0.41            94
          0.68             0.57            92
          0.93             0.39            92
          0.66             0.64           108
          0.91             0.46           108
          0.66             0.46            66
          0.91             0.28            66
          0.64             0.59            51
          0.82(1)          0.30(1)         51

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                  -- SELECTED PER-SHARE DATA(4) --
                                                   ---------------------------------------------------------------
                                                                            NET REALIZED
                                                                                AND
                                                   NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                                   VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                                   BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                                   OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                                   ---------   ----------   ------------   ----------   ----------
HARTFORD CAPITAL OPPORTUNITIES HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)..................................  $ 5.09       $ 0.01        $ 0.68        $ 0.69       $   --
   For the Year Ended December 31,
   2002...........................................    7.15           --         (2.06)        (2.06)          --
   2001...........................................    9.37        (0.01)        (2.21)        (2.22)          --
   From inception, May 1, 2000 through December
     31, 2000.....................................   10.61        (0.01)        (1.23)        (1.24)          --
HARTFORD GLOBAL LEADERS HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA.......................................   11.50         0.06          1.52          1.58        (0.02)
   Class IB.......................................   11.47         0.08          1.48          1.56        (0.04)
   For the Year Ended December 31, 2002
   Class IA.......................................   14.43(5)      0.13(5)      (2.95)(5)     (2.82)(5)    (0.11)(5)
   Class IB.......................................   14.40(5)      0.12(5)      (2.96)(5)     (2.84)(5)    (0.09)(5)
   For the Year Ended December 31, 2001
   Class IA.......................................   17.59(5)      0.11(5)      (3.02)(5)     (2.91)(5)    (0.08)(5)
   Class IB.......................................   17.57(5)      0.08(5)      (3.02)(5)     (2.94)(5)    (0.06)(5)
   For the Year Ended December 31, 2000
   Class IA.......................................   19.13(5)      0.08(5)      (1.42)(5)     (1.34)(5)    (0.09)(5)
   Class IB.......................................   19.12(5)     (0.06)(5)     (1.30)(5)     (1.36)(5)    (0.08)(5)
   For the Year Ended December 31, 1999
   Class IA.......................................   12.85(5)      0.03(5)       6.42(5)       6.45(5)     (0.03)(5)
   Class IB.......................................   12.85(5)      0.07(5)       6.34(5)       6.41(5)        --(5)
   From inception, September 30, 1998 through
   December 31, 1998
   Class IA.......................................   10.00(5)      0.01(5)       3.18(5)       3.19(5)     (0.02)(5)
   Class IB.......................................   10.00(5)      0.02(5)       3.16(5)       3.18(5)     (0.01)(5)
HARTFORD GROWTH AND INCOME HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA.......................................    8.80         0.03          0.85          0.88        (0.05)
   Class IB.......................................    8.75         0.03          0.83          0.86        (0.04)
   For the Year Ended December 31, 2002
   Class IA.......................................   11.72(5)      0.05(5)      (2.97)(5)     (2.92)(5)       --(5)
   Class IB.......................................   11.67(5)      0.04(5)      (2.96)(5)     (2.92)(5)       --(5)
   For the Year Ended December 31, 2001
   Class IA.......................................   13.26(5)      0.06(5)      (1.10)(5)     (1.04)(5)       --(5)
   Class IB.......................................   13.23(5)      0.05(5)      (1.11)(5)     (1.06)(5)       --(5)
   For the Year Ended December 31, 2000
   Class IA.......................................   14.32(5)      0.05(5)      (0.85)(5)     (0.80)(5)    (0.05)(5)
   Class IB.......................................   14.30(5)     (0.08)(5)     (0.74)(5)     (0.82)(5)    (0.04)(5)
   For the Year Ended December 31, 1999
   Class IA.......................................   11.86(5)      0.04(5)       2.55(5)       2.59(5)     (0.04)(5)
   Class IB.......................................   11.85(5)      0.06(5)       2.50(5)       2.56(5)     (0.02)(5)
   From inception, May 31, 1998 through December
     31, 1998
   Class IA.......................................   10.00(5)      0.05(5)       1.85(5)       1.90(5)     (0.04)(5)
   Class IB.......................................   10.00(5)      0.09(5)       1.79(5)       1.88(5)     (0.03)(5)
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA.......................................   16.40           --          3.46          3.46           --
   Class IB.......................................   16.37        (0.01)         3.45          3.44           --
   For the Year Ended December 31, 2002
   Class IA.......................................   22.66        (0.03)        (6.23)        (6.26)          --
   From inception April, 30 2002 through December
     31, 2002
   Class IB.......................................   21.16        (0.01)        (4.78)        (4.79)          --
   For the Year Ended December 31, 2001
   Class IA.......................................   40.66           --         (9.21)        (9.21)          --
   For the Year Ended December 31, 2000
   Class IA.......................................   45.14        (0.03)         2.99          2.96           --
   For the Year Ended December 31, 1999
   Class IA.......................................   41.09        (0.05)        17.42         17.37        (0.09)
   For the Year Ended December 31, 1998
   Class IA.......................................   36.64         0.09          6.40          6.49        (0.13)

                                                                  -- SELECTED PER-SHARE DATA(4) --
                                                    ----------------------------------------------

                                                                     DISTRIBUTIONS
                                                      DIVIDENDS          FROM
                                                     IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                                    NET INVESTMENT     GAINS ON          FROM
                                                        INCOME        INVESTMENTS       CAPITAL
                                                    --------------   -------------   -------------
HARTFORD CAPITAL OPPORTUNITIES HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)..................................        $--           $    --           $--
   For the Year Ended December 31,
   2002...........................................        --                 --           --
   2001...........................................        --                 --           --
   From inception, May 1, 2000 through December
     31, 2000.....................................        --                 --           --
HARTFORD GLOBAL LEADERS HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA.......................................        --                 --           --
   Class IB.......................................        --                 --           --
   For the Year Ended December 31, 2002
   Class IA.......................................        --(5)              --(5)        --(5)
   Class IB.......................................        --(5)              --(5)        --(5)
   For the Year Ended December 31, 2001
   Class IA.......................................        --(5)           (0.17)(5)       --(5)
   Class IB.......................................        --(5)           (0.17)(5)       --(5)
   For the Year Ended December 31, 2000
   Class IA.......................................        --(5)           (0.11)(5)       --(5)
   Class IB.......................................        --(5)           (0.11)(5)       --(5)
   For the Year Ended December 31, 1999
   Class IA.......................................        --(5)           (0.14)(5)       --(5)
   Class IB.......................................        --(5)           (0.14)(5)       --(5)
   From inception, September 30, 1998 through
   December 31, 1998
   Class IA.......................................        --(5)           (0.32)(5)       --(5)
   Class IB.......................................        --(5)           (0.32)(5)       --(5)
HARTFORD GROWTH AND INCOME HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA.......................................        --                 --           --
   Class IB.......................................        --                 --           --
   For the Year Ended December 31, 2002
   Class IA.......................................        --(5)              --(5)        --(5)
   Class IB.......................................        --(5)              --(5)        --(5)
   For the Year Ended December 31, 2001
   Class IA.......................................        --(5)           (0.50)(5)       --(5)
   Class IB.......................................        --(5)           (0.50)(5)       --(5)
   For the Year Ended December 31, 2000
   Class IA.......................................        --(5)           (0.21)(5)       --(5)
   Class IB.......................................        --(5)           (0.21)(5)       --(5)
   For the Year Ended December 31, 1999
   Class IA.......................................        --(5)           (0.09)(5)       --(5)
   Class IB.......................................        --(5)           (0.09)(5)       --(5)
   From inception, May 31, 1998 through December
     31, 1998
   Class IA.......................................        --(5)              --(5)        --(5)
   Class IB.......................................        --(5)              --(5)        --(5)
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA.......................................        --                 --           --
   Class IB.......................................        --                 --           --
   For the Year Ended December 31, 2002
   Class IA.......................................        --                 --           --
   From inception April, 30 2002 through December
     31, 2002
   Class IB.......................................        --                 --           --
   For the Year Ended December 31, 2001
   Class IA.......................................        --              (8.79)          --
   For the Year Ended December 31, 2000
   Class IA.......................................        --              (7.44)          --
   For the Year Ended December 31, 1999
   Class IA.......................................        --             (13.23)          --
   For the Year Ended December 31, 1998
   Class IA.......................................        --              (1.91)          --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                      -- RATIOS AND SUPPLEMENTAL DATA --
------------------------------------------------------------------------------------------------------

                                                                                           RATIO OF
                      NET INCREASE                                                        EXPENSES TO
                      (DECREASE) IN       NET ASSET                   NET ASSETS AT       AVERAGE NET
        TOTAL          NET ASSETS         VALUE AT        TOTAL       END OF PERIOD         ASSETS
    DISTRIBUTIONS         VALUE         END OF PERIOD     RETURN     (000'S OMITTED)     AFTER WAIVERS
    -------------     -------------     -------------     ------     ---------------     -------------
       $    --           $  0.69           $  5.78        13.67%(2)    $   17,742            1.01%(1)
            --             (2.06)             5.09        (28.85)          16,387            1.05
            --             (2.22)             7.15        (23.63)          23,514            1.16
            --             (1.24)             9.37        (11.68)(2)       16,162            1.31(1)(8)
         (0.02)             1.56             13.06        13.75(2)        604,372            0.80(1)
         (0.04)             1.52             12.99        13.61(2)         82,257            1.05(1)
         (0.11)(5)         (2.93)(5)         11.50(5)     (19.51)         544,901            0.81
         (0.09)(5)         (2.93)(5)         11.47(5)     (19.70)          55,421            1.03
         (0.25)(5)         (3.16)(5)         14.43(5)     (16.58)         484,661            0.81
         (0.23)(5)         (3.17)(5)         14.40(5)     (16.73)          49,356            0.99
         (0.20)(5)         (1.54)(5)         17.59(5)     (7.06)          572,517            0.81
         (0.19)(5)         (1.55)(5)         17.57(5)     (7.22)           25,869            0.99
         (0.17)(5)          6.28(5)          19.13(5)     50.37           179,675            0.86
         (0.14)(5)          6.27(5)          19.12(5)     50.11                69            1.04
         (0.34)(5)          2.85(5)          12.85(5)     31.88(2)          5,761            0.89(1)
         (0.33)(5)          2.85(5)          12.85(5)     31.82(2)             39            0.98(1)
         (0.05)             0.83              9.63         9.99(2)        526,066            0.78(1)
         (0.04)             0.82              9.57         9.85(2)         93,767            1.03(1)
            --(5)          (2.92)(5)          8.80(5)     (24.65)         460,807            0.79
            --(5)          (2.92)(5)          8.75(5)     (24.85)          58,930            1.02
         (0.50)(5)         (1.54)(5)         11.72(5)     (8.02)          416,013            0.79
         (0.50)(5)         (1.56)(5)         11.67(5)     (8.18)           46,599            0.97
         (0.26)(5)         (1.06)(5)         13.26(5)     (5.64)          379,905            0.79
         (0.25)(5)         (1.07)(5)         13.23(5)     (5.81)           14,898            0.97
         (0.13)(5)          2.46(5)          14.32(5)     21.82           201,857            0.82
         (0.11)(5)          2.45(5)          14.30(5)     21.61                14            1.00
         (0.04)(5)          1.86(5)          11.86(5)     19.05(2)         25,312            0.28(1)
         (0.03)(5)          1.85(5)          11.85(5)     18.82(2)             11            0.44(1)
            --              3.46             19.86        21.15(2)        563,578            0.64(1)
            --              3.44             19.81        21.01(2)         21,366            0.89(1)
            --             (6.26)            16.40        (27.65)         478,045            0.66
            --             (4.79)            16.37        (22.65)(2)        5,287            0.84(1)
         (8.79)           (18.00)            22.66        (22.85)         755,068            0.65
         (7.44)            (4.48)            40.66         3.99         1,063,005            0.64
        (13.32)             4.05             45.14        55.17         1,044,728            0.66
         (2.04)             4.45             41.09        19.01           762,354            0.65

         -- RATIOS AND SUPPLEMENTAL DATA --
---  -------------------------------------------
                         RATIO OF
        RATIO OF           NET
      EXPENSES TO       INVESTMENT
      AVERAGE NET       INCOME TO      PORTFOLIO
         ASSETS          AVERAGE       TURNOVER
     BEFORE WAIVERS     NET ASSETS      RATE(7)
     --------------     ----------     ---------
          1.01%(1)         0.31%(1)        32%
          1.05             0.04           109
          1.16            (0.19)          102
          1.38(1)(8)      (0.12)(1)(8)     63
          0.80(1)          1.14(1)        155
          1.05(1)          0.88(1)        155
          0.81             1.06           324
          1.06             0.84           324
          0.81             0.71           363
          1.06             0.53           363
          0.81             0.63           367
          1.06             0.45           367
          0.91             0.54(3)        207
          1.16             0.36(3)        207
          1.46(1)          0.63(1)(3)      48
          1.55(1)          0.59(1)(3)      48
          0.78(1)          0.95(1)         44
          1.03(1)          0.70(1)         44
          0.79             0.65            92
          1.04             0.42            92
          0.79             0.54            85
          1.04             0.36            85
          0.79             0.41            73
          1.04             0.23            73
          0.82             0.63            54
          1.07             0.45            54
          0.84(1)          1.42(1)(3)      30
          1.00(1)          1.34(1)(3)      30
          0.64(1)         (0.04)(1)        77
          0.89(1)         (0.29)(1)        77
          0.66            (0.16)          189
          0.84(1)         (0.10)(1)       189
          0.65            (0.01)          228
          0.64            (0.08)          120
          0.66            (0.18)          175
          0.65             0.21           106

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                             -- SELECTED PER-SHARE DATA(4) --
                                              ---------------------------------------------------------------
                                                                       NET REALIZED
                                                                           AND
                                              NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                              VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                              BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                              OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                              ---------   ----------   ------------   ----------   ----------
HARTFORD HIGH YIELD HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA..................................  $ 8.49       $(0.03)       $ 1.31        $ 1.28       $(0.37)
   Class IB..................................    8.44         0.09          1.18          1.27        (0.37)
   For the Year Ended December 31, 2002
   Class IA..................................    9.64(5)      0.63(5)      (1.73)(5)     (1.10)(5)    (0.05)(5)
   Class IB..................................    9.61(5)      0.49(5)      (1.61)(5)     (1.12)(5)    (0.05)(5)
   For the Year Ended December 31, 2001
   Class IA..................................    9.39(5)      0.78(5)      (0.52)(5)      0.26(5)     (0.01)(5)
   Class IB..................................    9.38(5)      0.84(5)      (0.60)(5)      0.24(5)     (0.01)(5)
   For the Year Ended December 31, 2000
   Class IA..................................   10.05(5)      0.78(5)      (0.68)(5)      0.10(5)     (0.76)(5)
   Class IB..................................   10.05(5)      0.04(5)       0.04(5)       0.08(5)     (0.75)(5)
   For the Year Ended December 31, 1999
   Class IA..................................   10.17(5)      0.60(5)      (0.13)(5)      0.47(5)     (0.59)(5)
   Class IB..................................   10.17(5)      0.85(5)      (0.39)(5)      0.46(5)     (0.58)(5)
   From inception, September 21, 1998 through
     December 31, 1998
   Class IA..................................   10.00(5)      0.19(5)       0.17(5)       0.36(5)     (0.19)(5)
   Class IB..................................   10.00(5)      0.22(5)       0.14(5)       0.36(5)     (0.19)(5)
HARTFORD INDEX HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA..................................   23.46         0.17          2.53          2.70           --
   Class IB..................................   23.39         0.14          2.53          2.67           --
   For the Year Ended December 31, 2002
   Class IA..................................   31.81(5)      0.32(5)      (8.29)(5)     (7.97)(5)    (0.28)(5)
   Class IB..................................   31.75(5)      0.28(5)      (8.30)(5)     (8.02)(5)    (0.24)(5)
   For the Year Ended December 31, 2001
   Class IA..................................   37.25(5)      0.31(5)      (4.87)(5)     (4.56)(5)    (0.29)(5)
   Class IB..................................   37.20(5)      0.30(5)      (4.91)(5)     (4.61)(5)    (0.25)(5)
   For the Year Ended December 31, 2000
   Class IA..................................   41.89(5)      0.30(5)      (4.24)(5)     (3.94)(5)    (0.31)(5)
   Class IB..................................   41.89(5)      0.37(5)      (4.39)(5)     (4.02)(5)    (0.28)(5)
   For the Year Ended December 31, 1999
   Class IA..................................   35.70(5)      0.34(5)       6.85(5)       7.19(5)     (0.40)(5)
   From inception November 9, 1999 through
     December 31, 1999
   Class IB..................................   39.22(5)      0.04(5)       2.98(5)       3.02(5)     (0.32)(5)
   For the Year Ended December 31, 1998......   28.78(5)      0.32(5)       7.59(5)       7.91(5)     (0.27)(5)
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA..................................    7.66         0.08          0.44          0.52        (0.01)
   Class IB..................................    7.66         0.10          0.40          0.50        (0.04)
   For the Year Ended December 31, 2002
   Class IA..................................    9.53(5)      0.17(5)      (1.94)(5)     (1.77)(5)    (0.10)(5)
   Class IB..................................    9.51(5)      0.14(5)      (1.91)(5)     (1.77)(5)    (0.08)(5)
   For the Year Ended December 31, 2001
   Class IA..................................   13.64(5)      0.12(5)      (2.61)(5)     (2.49)(5)    (0.01)(5)
   Class IB..................................   13.65(5)      0.12(5)      (2.63)(5)     (2.51)(5)    (0.02)(5)
   For the Year Ended December 31, 2000
   Class IA..................................   18.76(5)      0.18(5)      (3.14)(5)     (2.96)(5)    (0.23)(5)
   Class IB..................................   18.76(5)      0.25(5)      (3.24)(5)     (2.99)(5)    (0.19)(5)
   For the Year Ended December 31, 1999
   Class IA..................................   13.55(5)      0.19(5)       5.20(5)       5.39(5)     (0.18)(5)
   Class IB..................................   13.57(5)(6)   0.17(5)(6)    5.19(5)(6)    5.36(5)(6)  (0.17)(5)(6)
   For the Year Ended December 31, 1998
   Class IA..................................   12.94(5)      0.21(5)       1.47(5)       1.68(5)     (0.19)(5)
   From inception April 1, 1998 through
     December 31, 1998
   Class IB..................................   13.96(5)(6)   0.04(5)(6)   (0.21)(5)(6)  (0.17)(5)(6) (0.22)(5)(6)
HARTFORD INTERNATIONAL STOCK HLS FUND
   For the Six Months Ended June 30,
   2003 (Unaudited)..........................    9.33        (0.04)         0.82          0.78        (0.12)
   For the Year Ended December 31
   2002......................................   10.43         0.17         (1.18)        (1.01)       (0.09)
   2001......................................   15.07         0.11         (3.62)        (3.51)          --
   2000......................................   17.94         0.06         (1.78)        (1.72)       (0.47)
   1999......................................   14.48         0.18          3.30          3.48        (0.01)
   1998......................................   13.36         0.15          2.03          2.18        (0.26)

                                                             -- SELECTED PER-SHARE DATA(4) --
                                               ----------------------------------------------

                                                                DISTRIBUTIONS
                                                 DIVIDENDS        FROM NET
                                                IN EXCESS OF      REALIZED      DISTRIBUTIONS
                                               NET INVESTMENT     GAINS ON          FROM
                                                   INCOME        INVESTMENTS       CAPITAL
                                               --------------   -------------   -------------
HARTFORD HIGH YIELD HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA..................................       $--            $   --            $--
   Class IB..................................        --                --             --
   For the Year Ended December 31, 2002
   Class IA..................................        --(5)             --(5)          --(5)
   Class IB..................................        --(5)             --(5)          --(5)
   For the Year Ended December 31, 2001
   Class IA..................................        --(5)             --(5)          --(5)
   Class IB..................................        --(5)             --(5)          --(5)
   For the Year Ended December 31, 2000
   Class IA..................................        --(5)             --(5)          --(5)
   Class IB..................................        --(5)             --(5)          --(5)
   For the Year Ended December 31, 1999
   Class IA..................................        --(5)             --(5)          --(5)
   Class IB..................................        --(5)             --(5)          --(5)
   From inception, September 21, 1998 through
     December 31, 1998
   Class IA..................................        --(5)             --(5)          --(5)
   Class IB..................................        --(5)             --(5)          --(5)
HARTFORD INDEX HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA..................................        --                --             --
   Class IB..................................        --                --             --
   For the Year Ended December 31, 2002
   Class IA..................................        --(5)          (0.10)(5)         --(5)
   Class IB..................................        --(5)          (0.10)(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA..................................        --(5)          (0.59)(5)         --(5)
   Class IB..................................        --(5)          (0.59)(5)         --(5)
   For the Year Ended December 31, 2000
   Class IA..................................        --(5)          (0.39)(5)         --(5)
   Class IB..................................        --(5)          (0.39)(5)         --(5)
   For the Year Ended December 31, 1999
   Class IA..................................        --(5)          (0.60)(5)         --(5)
   From inception November 9, 1999 through
     December 31, 1999
   Class IB..................................        --(5)          (0.03)(5)         --(5)
   For the Year Ended December 31, 1998......        --(5)          (0.72)(5)         --(5)
HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA..................................        --                --             --
   Class IB..................................        --                --             --
   For the Year Ended December 31, 2002
   Class IA..................................        --(5)             --(5)          --(5)
   Class IB..................................        --(5)             --(5)          --(5)
   For the Year Ended December 31, 2001
   Class IA..................................        --(5)          (1.61)(5)         --(5)
   Class IB..................................        --(5)          (1.61)(5)         --(5)
   For the Year Ended December 31, 2000
   Class IA..................................        --(5)          (1.93)(5)         --(5)
   Class IB..................................        --(5)          (1.93)(5)         --(5)
   For the Year Ended December 31, 1999
   Class IA..................................        --(5)             --(5)          --(5)
   Class IB..................................        --(5)(6)          --(5)(6)       --(5)(6)
   For the Year Ended December 31, 1998
   Class IA..................................        --(5)          (0.88)(5)         --(5)
   From inception April 1, 1998 through
     December 31, 1998
   Class IB..................................        --(5)(6)          --(5)(6)       --(5)(6)
HARTFORD INTERNATIONAL STOCK HLS FUND
   For the Six Months Ended June 30,
   2003 (Unaudited)..........................        --                --             --
   For the Year Ended December 31
   2002......................................        --                --             --
   2001......................................        --             (1.13)            --
   2000......................................        --             (0.68)            --
   1999......................................        --             (0.01)            --
   1998......................................        --             (0.80)            --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                               -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------
                                                                                 RATIO OF
                                                                                 EXPENSES
                    NET INCREASE                               NET ASSETS       TO AVERAGE
                    (DECREASE) IN     NET ASSET                 AT END OF       NET ASSETS
        TOTAL        NET ASSETS       VALUE AT      TOTAL        PERIOD            AFTER
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN   (000'S OMITTED)      WAIVERS
    -------------   -------------   -------------   ------   ---------------   -------------
       $ (0.37)        $  0.91         $ 9.40       15.16%(2)   $  348,137         0.79%(1)
         (0.37)           0.90           9.34       15.02(2)      153,288          1.05(1)
         (0.05)(5)       (1.15)(5)       8.49(5)    (6.89)        200,017          0.82
         (0.05)(5)       (1.17)(5)       8.44(5)    (7.14)         57,084          1.05
         (0.01)(5)        0.25(5)        9.64(5)     2.69         127,044          0.81
         (0.01)(5)        0.23(5)        9.61(5)     2.54          25,901          0.99
         (0.76)(5)       (0.66)(5)       9.39(5)     1.03          66,104          0.81
         (0.75)(5)       (0.67)(5)       9.38(5)     0.85           2,497          0.99
         (0.59)(5)       (0.12)(5)      10.05(5)     4.70          52,731          0.72
         (0.58)(5)       (0.12)(5)      10.05(5)     4.49             102          0.90
         (0.19)(5)        0.17(5)       10.17(5)     3.59(2)       14,482          0.35(1)
         (0.19)(5)        0.17(5)       10.17(5)     3.53(2)          102          0.53(1)
            --            2.70          26.16       11.54(2)    1,681,438          0.44(1)
            --            2.67          26.06       11.40(2)      121,869          0.69(1)
         (0.38)(5)       (8.35)(5)      23.46(5)    (22.45)     1,553,260          0.44
         (0.34)(5)       (8.36)(5)      23.39(5)    (22.63)        68,832          0.67
         (0.88)(5)       (5.44)(5)      31.81(5)    (12.31)     1,976,361          0.43
         (0.84)(5)       (5.45)(5)      31.75(5)    (12.47)        46,056          0.61
         (0.70)(5)       (4.64)(5)      37.25(5)    (9.50)      2,387,000          0.43
         (0.67)(5)       (4.69)(5)      37.20(5)    (9.66)         16,272          0.61
         (1.00)(5)        6.19(5)       41.89(5)    20.49       2,581,436          0.43
         (0.35)(5)        2.67(5)       41.89(5)     7.73(2)           11          0.61(1)
         (0.99)(5)        6.92(5)       35.70(5)    28.06       1,846,117          0.40
         (0.01)           0.51           8.17        6.73(2)      669,499          0.84(1)
         (0.04)           0.46           8.12        6.60(2)       42,612          1.09(1)
         (0.10)(5)       (1.87)(5)       7.66(5)    (17.93)       646,903          0.81
         (0.08)(5)       (1.85)(5)       7.66(5)    (18.12)        26,641          1.04
         (1.62)(5)       (4.11)(5)       9.53(5)    (18.73)       941,934          0.81
         (1.63)(5)       (4.14)(5)       9.51(5)    (18.88)        22,277          0.99
         (2.16)(5)       (5.12)(5)      13.64(5)    (17.10)     1,326,609          0.78
         (2.12)(5)       (5.11)(5)      13.65(5)    (17.25)        18,682          0.96
         (0.18)(5)        5.21(5)       18.76(5)     39.86       1,574,836         0.78
         (0.17)(5)(6)     5.19(5)(6)    18.76(5)(6)  39.61        3,203            0.96
         (1.07)(5)        0.61(5)       13.55(5)     13.16       1,196,694         0.77
         (0.22)(5)(6)   (0.39)(5)(6)    13.57(5)(6) (1.13)(2)         663          0.94(1)
         (0.12)           0.66           9.99        8.31(2)       82,811          0.97(1)
         (0.09)          (1.10)          9.33       (9.74)         81,352          0.97
         (1.13)          (4.64)         10.43       (24.17)       105,313          0.94
         (1.15)          (2.87)         15.07       (9.79)        149,229          0.93
         (0.02)           3.46          17.94       23.99         143,969          0.94
         (1.06)           1.12          14.48       16.47         103,056          0.94

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
        RATIO OF       RATIO OF
        EXPENSES         NET
       TO AVERAGE     INVESTMENT
       NET ASSETS       INCOME     PORTFOLIO
         BEFORE       TO AVERAGE   TURNOVER
        WAIVERS       NET ASSETS   RATE (7)
     --------------   ----------   ---------
          0.79%(1)       7.45%(1)       23%
          1.05(1)        7.20(1)        23
          0.82           9.33           60
          1.07           9.10           60
          0.81           9.70           63
          1.06           9.52           63
          0.81           9.15           69
          1.06           8.97           69
          0.84           8.36(3)        47
          1.09           8.18(3)        47
          0.92(1)        8.04(1)(3)      15
          1.10(1)        7.77(1)(3)      15
          0.44(1)        1.43(1)         2
          0.69(1)        1.18(1)         2
          0.44           1.18           15
          0.69           0.95           15
          0.43           0.91            5
          0.68           0.73            5
          0.43           0.75            7
          0.68           0.57            7
          0.43           0.95            3
          0.68(1)        0.77(1)         3
          0.40           1.21            5
          0.84(1)        2.09(1)        69
          1.09(1)        1.84(1)        69
          0.81           1.23          161
          1.06           1.00          161
          0.81           1.10          144
          1.06           0.92          144
          0.78           1.16          159
          1.03           0.98          159
          0.78           1.20          133
          1.03           1.02          133
          0.77           1.51          157
          0.94(1)        0.71(1)       157
          0.97(1)        3.06(1)        21
          0.97           1.53           53
          0.94           0.89           58
          0.93           0.85           44
          0.94           1.26           29
          0.94           1.20           44

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                   -- SELECTED PER-SHARE DATA(4) --
                                                   ----------------------------------------------------------------
                                                                            NET REALIZED
                                                                                AND
                                                   NET ASSET      NET        UNREALIZED      TOTAL       DIVIDENDS
                                                   VALUE AT    INVESTMENT       GAIN          FROM        FROM NET
                                                   BEGINNING     INCOME      (LOSS) ON     INVESTMENT    INVESTMENT
                                                   OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS      INCOME
                                                   ---------   ----------   ------------   ----------    ----------
HARTFORD LARGECAP GROWTH HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)..................................  $ 6.96       $(0.03)       $ 0.75        $ 0.72        $   --
   For the Year Ended December 31
   2002...........................................   10.09        (0.02)        (3.11)        (3.13)           --
   2001...........................................   11.86        (0.01)        (1.76)        (1.77)           --
   2000...........................................   15.05        (0.03)        (2.59)        (2.62)           --
   1999...........................................   12.04        (0.01)         3.28          3.27            --
   From inception, May 1, 1998 through December
     31, 1998.....................................   10.16           --          1.88          1.88            --
HARTFORD MIDCAP STOCK HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)..................................    8.57         0.01          0.96          0.97         (0.02)
   For the Year Ended December 31
   2002...........................................    9.85         0.02         (1.30)        (1.28)           --
   2001...........................................   10.31         0.01         (0.44)        (0.43)        (0.01)
   2000...........................................   10.68         0.02          0.93          0.95         (0.02)
   1999...........................................    9.64         0.01          1.04          1.05         (0.01)
   From inception, May 1, 1998 through December
     31, 1998.....................................    9.94         0.02         (0.30)        (0.28)        (0.02)
HARTFORD MONEY MARKET HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA.......................................    1.00           --            --            --            --
   Class IB.......................................    1.00           --            --            --            --
   For the Year Ended December 31, 2002
   Class IA.......................................    1.00         0.01            --          0.01         (0.01)
   Class IB.......................................    1.00         0.01            --          0.01         (0.01)
   For the Year Ended December 31, 2001
   Class IA.......................................    1.00         0.04            --          0.04         (0.04)
   Class IB.......................................    1.00         0.04            --          0.04         (0.04)
   For the Year Ended December 31, 2000
   Class IA.......................................    1.00         0.06            --          0.06         (0.06)
   Class IB.......................................    1.00         0.06            --          0.06         (0.06)
   For the Year Ended December 31, 1999
   Class IA.......................................    1.00         0.07            --          0.07         (0.07)
   Class IB.......................................    1.00         0.07            --          0.07         (0.07)
   For the Year Ended December 31, 1998
   Class IA.......................................    1.00         0.05            --          0.05         (0.05)
   From inception April 1, 1998 through December
     31, 1998
   Class IB.......................................    1.00         0.04            --          0.04         (0.04)
HARTFORD MULTISECTOR BOND HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)..................................   10.85         0.18          0.63          0.81         (0.61)
   For the Year Ended December 31
   2002...........................................   11.09         0.67         (0.26)         0.41         (0.65)
   2001...........................................   10.50         0.66         (0.07)         0.59            --
   2000(11).......................................   10.26         0.65         (0.21)         0.44         (0.20)
   1999...........................................   11.56         0.57         (1.44)        (0.87)        (0.35)
   1998...........................................   10.65         0.30          1.13          1.43         (0.19)
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA.......................................   11.70        (0.01)         2.03          2.02            --
   Class IB.......................................   11.73           --          2.01          2.01            --
   For the Year Ended December 31, 2002
   Class IA.......................................   16.44        (0.02)        (4.72)        (4.74)           --
   From inception April, 30 2002 through December
     31, 2002
   Class IB.......................................   15.96        (0.01)        (4.22)        (4.23)           --
   For the Year Ended December 31, 2001
   Class IA.......................................   23.73           --         (4.91)        (4.91)           --
   For the Year Ended December 31, 2000
   Class IA.......................................   33.79           --         (3.06)        (3.06)           --
   For the Year Ended December 31, 1999
   Class IA.......................................   16.70        (0.04)        17.86         17.82         (0.01)
   For the Year Ended December 31, 1998
   Class IA.......................................   13.81         0.01          2.91          2.92         (0.03)

                                                                  -- SELECTED PER-SHARE DATA(4) --
                                                    ----------------------------------------------

                                                                     DISTRIBUTIONS
                                                      DIVIDENDS          FROM
                                                     IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                                    NET INVESTMENT     GAINS ON          FROM
                                                        INCOME        INVESTMENTS       CAPITAL
                                                    --------------   -------------   -------------
HARTFORD LARGECAP GROWTH HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)..................................      $  --           $   --           $  --
   For the Year Ended December 31
   2002...........................................         --               --              --
   2001...........................................         --               --              --
   2000...........................................         --            (0.57)             --
   1999...........................................         --            (0.26)             --
   From inception, May 1, 1998 through December
     31, 1998.....................................         --               --              --
HARTFORD MIDCAP STOCK HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)..................................
   For the Year Ended December 31
   2002...........................................         --               --              --
   2001...........................................         --            (0.02)             --
   2000...........................................         --            (1.30)             --
   1999...........................................         --               --              --
   From inception, May 1, 1998 through December
     31, 1998.....................................         --               --              --
HARTFORD MONEY MARKET HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA.......................................         --               --              --
   Class IB.......................................         --               --              --
   For the Year Ended December 31, 2002
   Class IA.......................................         --               --              --
   Class IB.......................................         --               --              --
   For the Year Ended December 31, 2001
   Class IA.......................................         --               --              --
   Class IB.......................................         --               --              --
   For the Year Ended December 31, 2000
   Class IA.......................................         --               --              --
   Class IB.......................................         --               --              --
   For the Year Ended December 31, 1999
   Class IA.......................................         --               --              --
   Class IB.......................................         --               --              --
   For the Year Ended December 31, 1998
   Class IA.......................................         --               --              --
   From inception April 1, 1998 through December
     31, 1998
   Class IB.......................................         --               --              --
HARTFORD MULTISECTOR BOND HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)..................................         --               --              --
   For the Year Ended December 31
   2002...........................................         --               --              --
   2001...........................................         --               --              --
   2000(11).......................................         --               --              --
   1999...........................................         --            (0.08)             --
   1998...........................................         --            (0.33)             --
HARTFORD SMALLCAP GROWTH HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA.......................................         --               --              --
   Class IB.......................................         --               --              --
   For the Year Ended December 31, 2002
   Class IA.......................................         --               --              --
   From inception April, 30 2002 through December
     31, 2002
   Class IB.......................................         --               --              --
   For the Year Ended December 31, 2001
   Class IA.......................................         --            (2.38)             --
   For the Year Ended December 31, 2000
   Class IA.......................................         --            (7.00)             --
   For the Year Ended December 31, 1999
   Class IA.......................................         --            (0.72)             --
   For the Year Ended December 31, 1998
   Class IA.......................................         --               --              --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                               -- RATIOS AND SUPPLEMENTAL DATA --
--------------------------------------------------------------------------------------------

                                                                                 RATIO OF
                    NET INCREASE                               NET ASSETS        EXPENSES
                    (DECREASE) IN     NET ASSET                 AT END OF       TO AVERAGE
        TOTAL        NET ASSETS       VALUE AT      TOTAL        PERIOD         NET ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD   RETURN   (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------   ------   ---------------   -------------
       $   --          $ 0.72          $ 7.68        10.36%(2)   $   54,754        0.93%(1)
           --           (3.13)           6.96       (31.04)        51,944          0.95
           --           (1.77)          10.09       (14.89)        86,475          0.95
        (0.57)          (3.19)          11.86       (17.95)        98,814          0.96
        (0.26)           3.01           15.05        27.22         87,061          0.97
           --            1.88           12.04        18.61(2)       19,121         1.25(1)(9)
        (0.02)           0.95            9.52        15.15(2)       46,713         0.95(1)
           --           (1.28)           8.57       (13.06)        43,251          0.97
        (0.03)          (0.46)           9.85        (4.17)        46,758          1.02
        (1.32)          (0.37)          10.31         8.71         37,767          1.05
        (0.01)           1.04           10.68        10.97         24,800          1.18
        (0.02)          (0.30)           9.64        (2.89)(2)       12,995        1.25(1)(10)
           --              --            1.00         0.42(2)    1,949,305         0.49(1)
           --              --            1.00         0.30(2)      271,546         0.74(1)
        (0.01)             --            1.00         1.47      2,319,456          0.49
        (0.01)             --            1.00         1.24        261,914          0.72
        (0.04)             --            1.00         3.87      1,867,520          0.48
        (0.04)             --            1.00         3.68        152,129          0.66
        (0.06)             --            1.00         6.10      1,242,275          0.48
        (0.06)             --            1.00         5.91         36,270          0.66
        (0.07)             --            1.00         4.89      1,257,436          0.47
        (0.07)             --            1.00         4.71          8,804          0.65
        (0.05)             --            1.00         5.25        872,486          0.45
        (0.04)             --            1.00         3.76(2)        2,179         0.64(1)
        (0.61)           0.20           11.05         7.40(2)       31,004         0.80(1)
        (0.65)          (0.24)          10.85         3.94         28,254          0.83
           --            0.59           11.09         5.58         30,648          0.86
        (0.20)           0.24           10.50         4.27         23,300          0.94
        (0.43)          (1.30)          10.26        (7.53)        24,926          0.90
        (0.52)           0.91           11.56        13.49         24,659          0.88
           --            2.02           13.72        17.30(2)      224,882         0.67(1)
           --            2.01           13.74        17.16(2)       27,389         0.92(1)
           --           (4.74)          11.70       (28.83)       184,062          0.69
           --           (4.23)          11.73       (26.51)(2)        7,150        0.89(1)
        (2.38)          (7.29)          16.44       (20.18)       272,272          0.68
        (7.00)         (10.06)          23.73       (15.08)       352,615          0.66
        (0.73)          17.09           33.79       109.25        333,158          0.72
        (0.03)           2.89           16.70        21.17        149,860          0.72

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.93%(1)       0.15%(1)      27%
          0.95          (0.19)         44
          0.95          (0.11)         77
          0.96          (0.27)         68
          0.97          (0.09)         50
          1.27(1)(9)    (0.03)(1)(9)   36
          0.95(1)        0.22(1)       42
          0.97           0.16          77
          1.02           0.07          79
          1.05           0.18         123
          1.18           0.15          73
          1.40(1)(10)    0.19(1)(10)   66
          0.49(1)        0.85(1)       --
          0.74(1)        0.60(1)       --
          0.49           1.43          --
          0.74           1.20          --
          0.48           3.58          --
          0.73           3.40          --
          0.48           5.91          --
          0.73           5.73          --
          0.47           4.81          --
          0.72           4.63          --
          0.45           5.12          --
          0.64(1)        4.81(1)       --
          0.80(1)        4.91(1)      128
          0.83           5.23         100
          0.86           6.54          73
          0.94           6.22         284
          0.90           3.83         194
          0.88           4.19         190
          0.67(1)        0.16(1)       52
          0.92(1)       (0.09)(1)      52
          0.69          (0.18)         99
          0.89(1)       (0.13)(1)      99
          0.68          (0.02)        164
          0.66           0.01         160
          0.72          (0.22)        264
          0.72           0.06         135

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

                                                                                 -- SELECTED PER-SHARE DATA(4) --
                                                -----------------------------------------------------------------
                                                                          NET REALIZED
                                                                              AND
                                                NET ASSET       NET        UNREALIZED      TOTAL       DIVIDENDS
                                                VALUE AT     INVESTMENT       GAIN          FROM        FROM NET
                                                BEGINNING      INCOME      (LOSS) ON     INVESTMENT    INVESTMENT
                                                OF PERIOD      (LOSS)     INVESTMENTS    OPERATIONS      INCOME
                                                ---------    ----------   ------------   ----------    ----------
HARTFORD SMALLCAP VALUE HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)..............................   $ 10.88       $0.03        $  1.32       $  1.35       $ (0.06)
   For the Year Ended December 31
   2002.......................................     14.20        0.07          (1.93)        (1.86)        (0.10)
   2001.......................................     11.74        0.13           2.33          2.46            --
   2000.......................................     10.20        0.17           2.54          2.71         (0.17)
   1999.......................................      9.28        0.12           1.27          1.39         (0.11)
   From inception, May 1, 1998 through
     December 31, 1998........................      9.96        0.07          (0.62)        (0.55)        (0.07)
HARTFORD STOCK HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA...................................     35.46        0.39           3.12          3.51         (0.04)
   Class IB...................................     35.42        0.40           3.05          3.45         (0.02)
   For the Year Ended December 31, 2002
   Class IA...................................     47.36(5)     0.43(5)      (11.94)(5)    (11.51)(5)     (0.39)(5)
   Class IB...................................     47.31(5)     0.38(5)      (11.95)(5)    (11.57)(5)     (0.32)(5)
   For the Year Ended December 31, 2001
   Class IA...................................     58.80(5)     0.41(5)       (7.42)(5)     (7.01)(5)     (0.38)(5)
   Class IB...................................     58.79(5)     0.46(5)       (7.57)(5)     (7.11)(5)     (0.32)(5)
   For the Year Ended December 31, 2000
   Class IA...................................     71.47(5)     0.39(5)       (5.00)(5)     (4.61)(5)     (0.41)(5)
   Class IB...................................     71.51(5)     0.74(5)       (5.47)(5)     (4.72)(5)     (0.34)(5)
   For the Year Ended December 31, 1999
   Class IA...................................     65.62(5)     0.50(5)       11.43(5)      11.93(5)      (0.49)(5)
   Class IB...................................    118.84(5)(6)  0.21(5)(6)    12.00(5)(6)   12.21(5)(6)   (0.56)(5)(6)
   For the Year Ended December 31, 1998
   Class IA...................................     51.23(5)     0.51(5)       16.22(5)      16.73(5)      (0.50)(5)
   From inception April 1, 1998 through
     December 31, 1998
   Class IB...................................    107.93(5)(6)  0.43(5)(6)    15.65(5)(6)   16.08(5)(6)   (5.17)(5)(6)
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA...................................     11.36        0.10           0.24          0.34         (0.17)
   Class IB...................................     11.34        0.13           0.20          0.33         (0.17)
   For the Year Ended December 31, 2002
   Class IA...................................     10.79        0.22           0.89          1.11         (0.54)
   From inception April 30, 2002 through
     December 31, 2002
   Class IB...................................     10.51        0.15           0.68          0.83            --
   For the Year Ended December 31, 2001
   Class IA...................................     10.59        0.50           0.28          0.78         (0.58)
   For the Year Ended December 31, 2000
   Class IA...................................     10.13        0.70           0.46          1.16         (0.70)
   For the Year Ended December 31, 1999
   Class IA...................................     10.93        0.63          (0.84)        (0.21)        (0.59)
   For the Year Ended December 31, 1998
   Class IA...................................     10.68        0.60           0.34          0.94         (0.69)
HARTFORD VALUE OPPORTUNITIES HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA...................................     10.86        0.03           1.67          1.70         (0.07)
   Class IB...................................     10.84        0.07           1.61          1.68         (0.06)
   For the Year Ended December 31, 2002
   Class IA...................................     14.83        0.07          (3.68)        (3.61)        (0.09)
   From inception April 30, 2002 through
     December 31, 2002
   Class IB...................................     13.51        0.02          (2.69)        (2.67)           --
   For the Year Ended December 31, 2001
   Class IA...................................     17.38        0.08          (0.48)        (0.40)        (0.11)
   For the Year Ended December 31, 2000
   Class IA...................................     15.65        0.14           2.68          2.82         (0.13)
   For the Year Ended December 31, 1999
   Class IA...................................     14.38        0.13           1.15          1.28            --
   For the Year Ended December 31, 1998
   Class IA...................................     13.42        0.16           1.13          1.29         (0.16)

                                                              -- SELECTED PER-SHARE DATA(4) --
                                                ----------------------------------------------

                                                                 DISTRIBUTIONS
                                                  DIVIDENDS          FROM
                                                 IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                                NET INVESTMENT     GAINS ON          FROM
                                                    INCOME        INVESTMENTS       CAPITAL
                                                --------------   -------------   -------------
HARTFORD SMALLCAP VALUE HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)..............................      $   --          $ (0.14)        $   --
   For the Year Ended December 31
   2002.......................................          --            (1.36)            --
   2001.......................................          --               --             --
   2000.......................................          --            (1.00)            --
   1999.......................................          --            (0.36)            --
   From inception, May 1, 1998 through
     December 31, 1998........................          --            (0.06)            --
HARTFORD STOCK HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA...................................          --               --             --
   Class IB...................................          --               --             --
   For the Year Ended December 31, 2002
   Class IA...................................          --(5)            --(5)          --(5)
   Class IB...................................          --(5)            --(5)          --(5)
   For the Year Ended December 31, 2001
   Class IA...................................          --(5)         (4.05)(5)         --(5)
   Class IB...................................          --(5)         (4.05)(5)         --(5)
   For the Year Ended December 31, 2000
   Class IA...................................          --(5)         (7.65)(5)         --(5)
   Class IB...................................          --(5)         (7.66)(5)         --(5)
   For the Year Ended December 31, 1999
   Class IA...................................          --(5)         (5.59)(5)         --(5)
   Class IB...................................          --(5)(6)     (58.98)(5)(6)        --(5)(6)
   For the Year Ended December 31, 1998
   Class IA...................................          --(5)         (1.84)(5)         --(5)
   From inception April 1, 1998 through
     December 31, 1998
   Class IB...................................          --(5)(6)         --(5)(6)        --(5)(6)
HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA...................................          --               --             --
   Class IB...................................          --               --             --
   For the Year Ended December 31, 2002
   Class IA...................................          --               --             --
   From inception April 30, 2002 through
     December 31, 2002
   Class IB...................................          --               --             --
   For the Year Ended December 31, 2001
   Class IA...................................          --               --             --
   For the Year Ended December 31, 2000
   Class IA...................................          --               --             --
   For the Year Ended December 31, 1999
   Class IA...................................          --               --             --
   For the Year Ended December 31, 1998
   Class IA...................................          --               --             --
HARTFORD VALUE OPPORTUNITIES HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA...................................          --               --             --
   Class IB...................................          --               --             --
   For the Year Ended December 31, 2002
   Class IA...................................          --            (0.27)            --
   From inception April 30, 2002 through
     December 31, 2002
   Class IB...................................          --               --             --
   For the Year Ended December 31, 2001
   Class IA...................................          --            (2.04)            --
   For the Year Ended December 31, 2000
   Class IA...................................          --            (0.96)            --
   For the Year Ended December 31, 1999
   Class IA...................................          --            (0.01)            --
   For the Year Ended December 31, 1998
   Class IA...................................          --            (0.17)            --

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                               -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                  RATIO OF
                         NET INCREASE                                                    NET ASSETS               EXPENSES
                         (DECREASE) IN            NET ASSET                               AT END OF              TO AVERAGE
        TOTAL             NET ASSETS              VALUE AT             TOTAL               PERIOD                NET ASSETS
    DISTRIBUTIONS            VALUE              END OF PERIOD          RETURN          (000'S OMITTED)          AFTER WAIVERS
    -------------        -------------          -------------          ------          ---------------          -------------
      $ (0.20)              $  1.15                $ 12.03              12.44%(2)          $ 87,757                 0.91%(1)
        (1.46)                (3.32)                 10.88             (15.17)               85,029                 0.92
           --                  2.46                  14.20              21.01               108,672                 0.96
        (1.17)                 1.54                  11.74              27.00                58,027                 1.03
        (0.47)                 0.92                  10.20              15.34                39,171                 1.04
        (0.13)                (0.68)                  9.28              (5.48)(2)            16,503                 1.24(1)
        (0.04)                 3.47                  38.93               9.89(2)          5,346,674                 0.50(1)
        (0.02)                 3.43                  38.85               9.76(2)            405,934                 0.75(1)
        (0.39)(5)            (11.90)(5)              35.46(5)          (24.25)            5,094,276                 0.49
        (0.32)(5)            (11.89)(5)              35.42(5)          (24.42)              296,767                 0.72
        (4.43)(5)            (11.44)(5)              47.36(5)          (12.23)            7,834,643                 0.49
        (4.37)(5)            (11.48)(5)              47.31(5)          (12.39)              271,475                 0.67
        (8.06)(5)            (12.67)(5)              58.80(5)           (7.04)            9,590,018                 0.48
        (8.00)(5)            (12.72)(5)              58.79(5)           (7.21)              136,077                 0.66
        (6.08)(5)              5.85(5)               71.47(5)           19.78             9,400,385                 0.48
       (59.54)(5)(6)          (4.73)(5)(6)           71.51(5)(6)        19.57                47,439                 0.66
        (2.34)(5)             14.39(5)               65.62(5)           33.47             7,183,046                 0.46
        (5.17)(5)(6)          10.91(5)(6)           118.84(5)(6)        14.91(2)             10,167                 0.65(1)
        (0.17)                 0.17                  11.53               3.05(2)            664,602                 0.47(1)
        (0.17)                 0.16                  11.50               2.92(2)            223,444                 0.72(1)
        (0.54)                 0.57                  11.36              10.73               590,626                 0.49
           --                  0.83                  11.34               7.96(2)            100,867                 0.74(1)
        (0.58)                 0.20                  10.79               7.50               174,333                 0.51
        (0.70)                 0.46                  10.59              11.81               141,415                 0.52
        (0.59)                (0.80)                 10.13              (1.94)              138,658                 0.52
        (0.69)                 0.25                  10.93               8.87               152,672                 0.51
        (0.07)                 1.63                  12.49              15.65(2)            105,069                 0.72(1)
        (0.06)                 1.62                  12.46              15.51(2)             13,450                 0.97(1)
        (0.36)                (3.97)                 10.86             (24.95)               88,793                 0.73
           --                 (2.67)                 10.84             (19.74)(2)             3,160                 0.91(1)
        (2.15)                (2.55)                 14.83              (2.55)              130,567                 0.73
        (1.09)                 1.73                  17.38              18.49               111,590                 0.76
        (0.01)                 1.27                  15.65               8.96                94,583                 0.78
        (0.33)                 0.96                  14.38               9.64                87,604                 0.76

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
        EXPENSES      INVESTMENT
       TO AVERAGE       INCOME     PORTFOLIO
       NET ASSETS     TO AVERAGE   TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(7)
     --------------   ----------   ---------
          0.91%(1)       0.81%(1)      25%
          0.92           0.60          44
          0.96           1.19          49
          1.03           1.71          90
          1.04           1.57          68
          1.24(1)        1.56(1)       57
          0.50(1)        1.26(1)       25
          0.75(1)        1.01(1)       25
          0.49           0.97          44
          0.74           0.75          44
          0.49           0.80          39
          0.74           0.62          39
          0.48           0.64          40
          0.73           0.46          40
          0.48           0.80          39
          0.73           0.62          39
          0.46           0.95          27
          0.65(1)        0.73(1)       27
          0.47(1)        2.80(1)      196
          0.72(1)        2.55(1)      196
          0.49           3.47         283
          0.74(1)        5.13(1)      283
          0.51           5.55         155
          0.52           6.28         128
          0.52           5.64          97
          0.51           5.53         114
          0.72(1)        0.76(1)       24
          0.97(1)        0.51(1)       24
          0.73           0.60          67
          0.91(1)        1.06(1)       67
          0.73           0.68         147
          0.76           0.87         171
          0.78           0.85         211
          0.76           1.26         332

 HARTFORD HLS MUTUAL FUNDS

--------------------------------------------------------------------------------

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares effective November 22, 2002. (See Note 11(a)).
(6) Per shares amounts have been restated to reflect a reverse stock split for Class IB shares effective September 17, 1999. (See Note 11(b)).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(8) The Fund's previous investment adviser undertook to limit annual expenses for Capital Opportunities Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.38% and (.19%), respectively.
(9) The Fund's previous investment adviser undertook to limit annual expenses for LargeCap Growth Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.27% and .01%, respectively.
(10) The Fund's previous investment adviser undertook to limit annual expenses for MidCap Stock Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.40% and .04%, respectively.
(11) On March 15, 2000, Multisector Bond Series, formerly known as Global Bond Series, changed its investment objective in conjunction with a change in sub-advisor. As Global Bond Series, the Series invested principally in high quality U.S. and foreign government and corporate fixed income securities. The new investment objective of the fund is to invest in U.S. and foreign government obligations and fixed rate corporate debt including investment and non-investment grade bonds. The Series' sub-adviser changed from Mercury Asset Management International Ltd., to AIM Capital Management, Inc.

See Notes to Financial Statements.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTOR AND OFFICER INFORMATION
--------------------------------------------------------------------------------

The Boards of Directors ("Boards") are responsible for overall management of the Funds. The Boards may exercise all powers of the Funds, except those powers that are conferred solely upon or reserved to the shareholders. The following table provides information about the Funds' directors and officers. The business address for all directors and officers is c/o Hartford HLS Funds, P.O. Box 2999, Hartford, CT 06104-2999, except for Tamara L. Fagely and Robert W. Beltz, Jr., whose business address is 500 Bielenberg Dr., Woodbury, MN 55125.

NON-INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------------------------
                                             TERM OF                                             NUMBER OF
                                           OFFICE* AND                                         PORTFOLIOS IN
                          POSITION HELD     LENGTH OF                                          FUND COMPLEX          OTHER
                             WITH THE     TIME SERVED:         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                COMPANIES     SF(1) SFII(2)          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
LYNN S. BIRDSONG(3)       Director        2003    2003   From 1979 to 2002, Mr. Birdsong was        70        N/A
(age 56)                                                 a managing director of Zurich
                                                         Scudder Investments, an investment
                                                         management firm. In 2003, Mr.
                                                         Birdsong became an independent
                                                         director of the Atlantic Whitehall
                                                         Funds and The Japan Fund; during his
                                                         employment with Scudder, he was an
                                                         interested director of The Japan
                                                         Fund. Since 1981, Mr. Birdsong has
                                                         been a partner in Birdsong Company,
                                                         an advertising specialty firm.
----------------------------------------------------------------------------------------------------------------------------------
WINIFRED E. COLEMAN       Director        1995(4) 2002   Ms. Coleman has served as President        70        N/A
(age 70)                                                 of Saint Joseph College since 1991
                                                         and President of Cashel House, Ltd.
                                                         (retail) since 1985.
----------------------------------------------------------------------------------------------------------------------------------
DR. ROBERT M. GAVIN       Director        2002    1986   Dr. Gavin is an educational                70        Dr. Gavin is a
(age 62)                                                 consultant. Prior to September 1,                    Director of Systems
                                                         2001, he was President of Cranbrook                  & Computer
                                                         Education Community; and prior to                    Technology
                                                         July 1996, he was President of                       Corporation.
                                                         Macalester College, St. Paul
                                                         Minnesota.
----------------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL             Director        2001    2002   Mr. Hill is Partner Emeritus and a         70        N/A
(age 57)                                                 founding partner of TSG Capital
                                                         Group, a private equity investment
                                                         firm that serves as sponsor and lead
                                                         investor in leveraged buyouts of
                                                         middle market companies. Mr. Hill is
                                                         also a Partner of TSG Ventures L.P.,
                                                         a private equity investment company
                                                         that invests primarily in
                                                         minority-owned small businesses.
----------------------------------------------------------------------------------------------------------------------------------
PHILLIP O. PETERSON       Director        2002    2000   Mr. Peterson is a mutual fund              70        N/A
(age 58)                                                 industry consultant. He was a
                                                         partner of KPMG LLP until July 1999.
----------------------------------------------------------------------------------------------------------------------------------

 *  Each director and officer may serve until his or her successor is elected and qualifies.
(1) Hartford Series Fund, Inc.
(2) Hartford HLS Series Fund II, Inc.
(3) Elected May 13, 2003.
(4) Ms. Coleman, Mr. Pryor and Mr. Springer each served as a director since 1995, 1977 and 1978, respectively, of certain
    Maryland corporations (each of which was registered with the SEC as an open-end management investment company) that were reorganized as investment portfolios (series) of Hartford Series Fund, Inc. on August 28, 2002.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------------------------
                                             TERM OF                                             NUMBER OF
                                           OFFICE* AND                                         PORTFOLIOS IN
                          POSITION HELD     LENGTH OF                                          FUND COMPLEX          OTHER
                             WITH THE     TIME SERVED:         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                COMPANIES     SF(1) SFII(2)          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
MILLARD H. PRYOR, JR.     Director        1977(4) 2002   Mr. Pryor has served as Managing           70        Mr. Pryor is a
(age 70)                                                 Director of Pryor & Clark Company                    Director of Infodata
                                                         (real estate investment), Hartford,                  Systems, Inc.
                                                         Connecticut, since June 1992.                        (software company)
                                                                                                              and CompuDyne
                                                                                                              Corporation
                                                                                                              (security products
                                                                                                              and services) and
                                                                                                              Corcap, Inc.
----------------------------------------------------------------------------------------------------------------------------------
JOHN K. SPRINGER(5)       Director        1978(4) 2002   Mr. Springer served as Chairman of         70        N/A
(age 71)                                                 Medspan, Inc. (health maintenance
                                                         organization) until March 2002.
----------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
                                             TERM OF                                             NUMBER OF
                                           OFFICE* AND                                         PORTFOLIOS IN
                          POSITION HELD     LENGTH OF                                          FUND COMPLEX          OTHER
                             WITH THE     TIME SERVED:         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                COMPANIES     SF(1) SFII(2)          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
THOMAS M. MARRA(6)        Director and    2002    2002   Mr. Marra is President and Chief           70        Mr. Marra is a
(age 45)                  Chairman of                    Operating Officer of Hartford Life,                  member of the Board
                          the Board                      Inc. He is also a member of the                      of Directors of The
                                                         Board of Directors and a member of                   Hartford Financial
                                                         the Office of the Chairman for The                   Services Group, Inc.
                                                         Hartford Financial Services Group,
                                                         Inc. ("The Hartford"), the parent
                                                         company of Hartford Life. Mr. Marra
                                                         was named President of Hartford Life
                                                         in 2001 and COO in 2000, and served
                                                         as Director of Hartford Life's
                                                         Investment Products Division from
                                                         1998 to 2000. He was head of the
                                                         company's Individual Life and
                                                         Annuities Division from 1994 to 1998
                                                         after being promoted to Senior Vice
                                                         President in 1994 and to Executive
                                                         Vice President in 1996. Mr. Marra is
                                                         also a Managing Member and President
                                                         of Hartford Investment Financial
                                                         Services, LLC ("HIFSCO") and HL
                                                         Investment Advisors LLC ("HL
                                                         Advisors").
----------------------------------------------------------------------------------------------------------------------------------
LOWNDES A. SMITH(6)       Director        1996    2002   Mr. Smith served as Vice Chairman of       70        N/A
(age 63)                                                 Hartford Financial Services Group,
                                                         Inc. from February 1997 to January
                                                         2002, as President and Chief
                                                         Executive Officer of Hartford Life,
                                                         Inc. from February 1997 to January
                                                         2002, and as President and Chief
                                                         Operating Officer of The Hartford
                                                         Life Insurance Companies from
                                                         January 1989 to January 2002.
----------------------------------------------------------------------------------------------------------------------------------

 *  Each director and officer may serve until his or her successor is elected and qualifies.
(5) Resigned May 13, 2003.
(6) "Interested person" of each Company as defined in the Investment Company Act of 1940 because of the person's affiliation with or equity ownership of Hartford Investment Financial Services, LLC or affiliated companies.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
                                             TERM OF                                             NUMBER OF
                                           OFFICE* AND                                         PORTFOLIOS IN
                          POSITION HELD     LENGTH OF                                          FUND COMPLEX          OTHER
                             WITH THE     TIME SERVED:         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                COMPANIES     SF (1) SFII(2)         DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI(6)  President and   1999 2001(7)   Mr. Znamierowski currently serves as       51        N/A
(age 42)                  Director(7)                    President of Hartford Investment
                                                         Management Company ("HIMCO"), Senior
                                                         Vice President for Hartford Life,
                                                         Inc., and Senior Vice President and
                                                         Chief Investment Officer for
                                                         Hartford Life Insurance Company. Mr.
                                                         Znamierowski is also a Managing
                                                         Member and Senior Vice President of
                                                         HIFSCO and HL Advisors. Mr.
                                                         Znamierowski is Group Senior Vice
                                                         President and Chief Investment
                                                         Officer for The Hartford.
----------------------------------------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.      Vice President  2002    1993   Mr. Beltz currently serves as Vice        N/A        N/A
(age 53)                                                 President Securities Operations of
                                                         Hartford Administrative Services
                                                         Company ("HASCO"). He also has
                                                         served as Assistant Vice President
                                                         of Hartford Life Insurance Company
                                                         since December 2001.
----------------------------------------------------------------------------------------------------------------------------------
KEVIN J. CARR             Vice President  1996    2001   Mr. Carr has served as The                N/A        N/A
(age 48)                  and Secretary                  Hartford's Assistant General Counsel
                                                         since 1999, Counsel since November
                                                         1996 and Associate Counsel since
                                                         November 1995. Mr. Carr is also Vice
                                                         President and Assistant Secretary of
                                                         HL Advisors and HIFSCO and Assistant
                                                         Secretary of HIMCO.
----------------------------------------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.   Vice President  2002    2002   Mr. Davison is a Managing Director        N/A        N/A
(age 46)                                                 and Director of the Funds Management
                                                         Group of HIMCO. Mr. Davison is also
                                                         a Senior Vice President of HIFSCO
                                                         and HL Advisors.
----------------------------------------------------------------------------------------------------------------------------------
TAMARA L. FAGELY          Vice President  2002    1993   Ms. Fagely has been Vice President        N/A        N/A
(age 45)                                                 of HASCO since 1998. Prior to 1998,
                                                         she was Second Vice President of
                                                         HASCO. Ms. Fagely is also the
                                                         Controller of HIFSCO. She has also
                                                         served as Assistant Vice President
                                                         of Hartford Life Insurance Company
                                                         since December 2001.
----------------------------------------------------------------------------------------------------------------------------------
BRUCE FERRIS              Vice President  2002    2002   Mr. Ferris serves as Vice President       N/A        N/A
(age 47)                                                 and a Director of Sales and
                                                         Marketing in the Investment Products
                                                         Division of Hartford Life Insurance
                                                         Company. Mr. Ferris is also a
                                                         Managing Member of HL Advisors.
----------------------------------------------------------------------------------------------------------------------------------

 *  Each director and officer may serve until his or her successor is elected and qualifies.
(7) President and Director of Hartford Series Fund, Inc.; President but not Director of Hartford HLS Series Fund II, Inc.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
                                             TERM OF                                             NUMBER OF
                                           OFFICE* AND                                         PORTFOLIOS IN
                          POSITION HELD     LENGTH OF                                          FUND COMPLEX          OTHER
                             WITH THE     TIME SERVED:         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                COMPANIES        SFII(2)             DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
MARY JANE FORTIN(3)       Vice President  2003    2003   Ms. Fortin is Senior Vice President       N/A        N/A
(age 38)                                                 and Director of Mutual Funds and 529
                                                         Programs for Hartford Life.
                                                         Previously, she served as Senior
                                                         Vice President and Chief Accounting
                                                         Officer of Hartford Life. Ms. Fortin
                                                         joined Hartford Life in 1997.
----------------------------------------------------------------------------------------------------------------------------------
GEORGE R. JAY             Vice            1996    2001   Mr. Jay serves as Assistant Vice          N/A        N/A
(age 51)                  President,                     President of Hartford Life Insurance
                          Controller and                 Company's Equity Products
                          Treasurer                      Department. He is also Controller of
                                                         HL Advisors and Vice President of
                                                         the Hartford Mutual Funds, Inc. and
                                                         Hartford Mutual Funds II, Inc.
----------------------------------------------------------------------------------------------------------------------------------
RYAN JOHNSON              Vice President  2002    2002   Mr. Johnson has served as Vice            N/A        N/A
(age 42)                                                 President and a Director of Sales
                                                         and Marketing in the Investment
                                                         Products Division of Hartford Life
                                                         Insurance Company since 1999. Mr.
                                                         Johnson is also a Managing Member of
                                                         HL Advisors. He was previously with
                                                         Guardian Insurance Company in New
                                                         York City.
----------------------------------------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE          Vice President  2000    2001   Mr. Joyce currently serves as Senior      N/A        N/A
(age 44)                                                 Vice President and Director of the
                                                         Institutional Products Group for
                                                         Hartford Life Insurance Company.
                                                         Previously he served as Vice
                                                         President (1997-1999) and Assistant
                                                         Vice President (1994-1997) of
                                                         Hartford Life Insurance Company. Mr.
                                                         Joyce is also Senior Vice President
                                                         of HL Advisors.
----------------------------------------------------------------------------------------------------------------------------------
DAVID N. LEVENSON         Vice President  2000    2001   Mr. Levenson serves as Senior Vice        N/A        N/A
(age 36)                                                 President of Hartford Life Insurance
                                                         Company's Retail Product Management
                                                         Group and is responsible for all
                                                         retail product management and
                                                         profitability. He is also a Senior
                                                         Vice President of HIFSCO. Mr.
                                                         Levenson joined The Hartford in
                                                         1995.
----------------------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS           Vice President  2000    2001   Mr. Walters serves as Executive Vice      N/A        N/A
(age 41)                                                 President and Director of the
                                                         Investment Products Division of
                                                         Hartford Life Insurance Company.
                                                         Previously, Mr. Walters was with
                                                         First Union Securities. He is also a
                                                         Managing Member and Executive Vice
                                                         President of HIFSCO and HL Advisors.
----------------------------------------------------------------------------------------------------------------------------------

  * Each director and officer may serve until his or her successor is elected and qualifies.

The Funds' Statements of Additional Information include additional information about fund directors and are available without charge upon request by calling 1-800-862-6668 or writing: Hartford HLS Funds, c/o Individual Annuity Services, P.O. box 5085, Hartford, CT 06102-5085.

PRIVACY POLICY AND PRACTICES OF THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND
                                 ITS AFFILIATES
                       (herein called "we, our, and us")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:
     a) management;
     b) use; and
     c) protection;
     of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
     a) service your TRANSACTIONS with us; and
     b) support our business functions.

We may obtain PERSONAL INFORMATION from:
     A) YOU;
     b) your TRANSACTIONS with us; and
     c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
     a) your name;
     b) your address;
     c) your income;
     d) your payment; or
     e) your credit history;
     may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
     a) our insurance companies;
     b) our employee agents;
     c) our brokerage firms; and
     d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
     a) market our products; or
     b) market our services;
     to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
     a) independent agents;
     b) brokerage firms;
     c) insurance companies;
     d) administrators; and
     e) service providers;
     who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
     a) taking surveys;
     b) marketing our products or services; or
     c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
     a) "opt-out;" or
     b) "opt-in;"
     as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
     a) your proper written authorization; or
     b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
     a) underwriting policies;
     b) paying claims;
     c) developing new products; or
     d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:
     a) the confidentiality; and
     b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
     a) secured files;
     b) user authentication;
     c) encryption;
     d) firewall technology; and
     e) the use of detection software.

We are responsible for and must:
     a) identify information to be protected;
     b) provide an adequate level of protection for that data;
     c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
     a) credit history;
     b) income;
     c) financial benefits; or
     d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
     a) your medical records; or
     b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
     a) PERSONAL FINANCIAL INFORMATION; and
     b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
     a) your APPLICATION;
     b) your request for us to pay a claim; and
     c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
     a) asking about;
     b) applying for; or
     c) obtaining;
     a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

-----------------------                                             ------------
                                                                      PRESORTED
                                                                      STANDARD
The Hartford                                                        U.S. POSTAGE
P.O. Box 5085                                                           PAID
Hartford, CT 06102-5085                                              HUDSON, MA
                                                                    PERMIT NO. 6
-----------------------                                             ------------

                             WELLS FARGO PASSAGE(SM)
                                VARIABLE ANNUITY



                             HARTFORD GLOBAL LEADERS
                                    HLS FUND

                          HARTFORD GROWTH OPPORTUNITIES
                                    HLS FUND

                              HARTFORD MONEY MARKET
                                    HLS FUND




                               SEMI-ANNUAL REPORT
                            AND MANAGER DISCUSSIONS
                                 JUNE 30, 2003


                  Issued by: Fortis Benefits Insurance Company

----------------------------------------------------------------------
ARE NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY               [GRAPHIC]
----------------------------------------------------------------------
MAY LOSE VALUE
----------------------------------------------------------------------
ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE   [GRAPHIC]
----------------------------------------------------------------------

        SEMI-ANNUAL REPORT
        JUNE 30, 2003

                                                ----------

                                                - Manager Discussions









                                                             (THE HARTFORD LOGO]

HARTFORD GLOBAL LEADERS HLS FUND inception 9/30/1998

PERFORMANCE OVERVIEW 9/30/98 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

                  IA         MSCI World
9/30/1998       10,000        10,000
12/31/1998      13,188        12,122
3/31/1999       14,140        12,566
6/30/1999       14,974        13,176
9/30/1999       14,930        12,991
12/31/1999      19,830        15,194
3/31/2000       21,161        15,361
6/30/2000       20,430        14,827
9/30/2000       19,982        14,093
12/31/2000      18,429        13,231
3/31/2001       15,624        11,541
6/30/2001       16,215        11,861
9/30/2001       13,654        10,165
12/31/2001      15,373        11,046
3/31/2002       15,250        11,114
6/30/2002       14,111        10,095
9/30/2002       11,285         8,247
12/31/2002      12,375         8,886
3/31/2003       11,656         8,447
6/30/2003       14,076         9,904

Global Leaders IA                       MSCI World Index
$10,000 starting value                  $10,000 starting value
$14,076 ending value                    $9,904 ending value


AVERAGE ANNUAL RETURNS(2) (as of 6/30/03)

                               SINCE
                    1 YEAR   INCEPTION
--------------------------------------
Global Leaders IA   -0.25%     7.46%
--------------------------------------
Global Leaders IB   -0.50%     7.25%
--------------------------------------
MSCI World          -1.90%    -0.20%
--------------------------------------


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.


PORTFOLIO MANAGER
ANDREW S. OFFIT
Senior Vice President, Partner
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Global Leaders HLS Fund, Class IA returned 13.75% for the six months ended June 30, 2003. The Fund outperformed both the Lipper Global Funds VA-UF Average, which returned 10.70%, and the Morgan Stanley Capital International
(MSCI) World Index, which returned 11.46% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

After taking a step back in the first quarter, global equities took two giant steps forward in the second quarter, surging over 17% for the period (as measured by the MSCI World Index). The rebound was broad based, with all developed markets participating in the advance and several of the ten broad market sectors registering double-digit returns. The rally was propelled by some early signs of improvement in the global economy and reduced uncertainty in the geopolitical arena. Successful stock picking remains the hallmark of the Fund as our stock selection significantly contributed to our performance. Stock selection within information technology, consumer discretionary and financials helped performance while stock selection within materials, and consumer staples detracted from performance. The three biggest contributors to performance were the French technology hardware company Alcatel S.A. (communications), the Canadian technology hardware company Nortel Networks Corp. (communications) and Yahoo Japan Corp. (software & services). The three biggest detractors from performance were Lukoil Holdings ADR (metals, minerals & mining), the Russian oil and gas company, Fast Retailing (retail), the Japanese specialty retailing company and Tyco International Ltd. (consumer non-durables), the industrial conglomerate.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

We continue to be positioned for economic growth and focused on companies that have improving prospects or where fundamentals are better than generally believed. For many of the companies we follow, time is on their side. With each passing quarter, business conditions slowly improve and comparisons become clearer. We remain positioned for growth. By remaining in global leading growth companies, we believe we are better positioned to benefit from the strong market conditions rather than trying to jump when the market showed signs of improvement. We are not trying to time short-term fluctuations in the markets, but after three years of slowing economic data and declining markets, we believe that our overweights in names with solid growth fundamentals position us well to benefit from a return to normalcy.

HARTFORD GROWTH OPPORTUNITIES HLS FUND inception 3/24/1987
PERFORMANCE OVERVIEW 6/30/93 - 6/30/03
Growth of a $10,000 investment(1)

[LINE GRAPH]

Growth Opportunities
                        IA                       Russ 3000 Gr
                        --                       ------------
6/30/1993              10,000                      10,000
6/30/1994               9,388                       9,980
6/30/1995              12,190                      12,980
6/28/1996              14,543                      16,571
6/30/1997              16,297                      21,297
6/30/1998              19,821                      27,600
6/30/1999              21,429                      34,660
6/30/2000              36,279                      43,623
6/30/2001              27,424                      28,221
6/30/2002              20,789                      20,774
6/30/2003              22,223                      21,351


Growth Opportunities IA                Russell 3000 Growth Index
$10,000 starting value                 $10,000 starting value
$22,223 ending value                   $21,351 ending value


AVERAGE ANNUAL RETURNS (as of 6/30/03)

                              1 YEAR     5 YEARS     10 YEARS
                              ------     -------     --------
Growth Opportunities IA        6.90%      2.31%        8.31%
Growth Opportunities IB(3)     6.63%      2.06%        8.04%
Russell 3000 Growth            2.78%     -5.00%        7.88%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Please see page 1 for important additional information including inception dates and expenses.

PORTFOLIO MANAGER
MICHAEL T. CARMEN, CFA
Senior Vice President, Partner
Wellington Management Company, LLP

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford Growth Opportunities HLS Fund, Class IA returned 21.15% for the six months ended June 30, 2003. The Fund outperformed both the Lipper Multi Cap Growth VA-UF Average, which returned 16.23%, and the Russell 3000 Growth Index, which returned 13.48% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Over the six-month period the equity markets entered a sustained rally around the middle of March fueled by increased investor risk tolerance amid the resolution of the Iraqi conflict, massive fiscal stimulus, and an improved corporate earnings picture. The Fund's outperformance versus its market benchmark resulted from a combination of timely sector allocation and accurate stock selection. In terms of stock selection, the strongest sectors were health care and industrials, while information technology proved to be the weakest. The top three contributors to the Fund's overall performance over this six-month period were Cendant Corp. (business services), American Tower Corp., Class A (communications) and Career Education Corp. (education), and the top three detractors were NDCHealth Corp. (health services), Schering-Plough Corp. (drugs) and Cephalon Inc. (drugs).

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

We believe the U.S. economy is currently primed for growth, with low interest rates, weakness in the U.S. dollar, and a large fiscal stimulus package all combining to increase liquidity and accelerate the economic recovery. Consumers should benefit from this favorable environment, as continued refinancings and tax cuts and rebates increase disposable income in the second half. In spite of improving investor and consumer sentiment, longer-term stabilization will depend on an improved employment picture, which has yet to occur. As we enter the second half of the year, the Fund's consumer discretionary position is significantly overweight relative to the market benchmark, and we are underweight consumer staples, information technology and financials.

        SEMI-ANNUAL REPORT
        JUNE 30, 2003

                                                ----------

                                                - Financials









                                                             [THE HARTFORD LOGO]

 HARTFORD GLOBAL LEADERS HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 95.9%
            APPAREL & TEXTILE -- 1.5%
    *+206   Coach, Inc. ......................................  $ 10,251
                                                                --------
            BANKS -- 8.6%
      164   Bank of America Corp..............................    12,985
      455   Citigroup, Inc. ..................................    19,486
      465   Credit Suisse Group...............................    12,240
     +222   Deutsche Bank AG..................................    14,373
                                                                --------
                                                                  59,084
                                                                --------
            BUSINESS SERVICES -- 2.4%
     *907   Cendant Corp. ....................................    16,607
                                                                --------
            CHEMICALS -- 0.7%
     @@--   Air Liquids S.A. .................................        --
      110   du Pont (E.I.) de Nemours & Co. ..................     4,585
                                                                --------
                                                                   4,585
                                                                --------
            COMMUNICATIONS -- 13.3%
   +2,845   Alcatel S.A. .....................................    25,648
        1   DDI Corp. ........................................     2,715
   +1,389   Deutsche Telekom AG...............................    21,198
      399   Nokia Oyj.........................................     6,575
      122   QUALCOMM, Inc. ...................................     4,365
   11,665   Vodafone Group PLC................................    22,810
   *1,209   Wanadoo...........................................     8,097
                                                                --------
                                                                  91,408
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 5.0%
     *677   Cisco Systems, Inc. ..............................    11,291
     *553   Dell Computer Corp. ..............................    17,661
       49   International Game Technology.....................     5,045
                                                                --------
                                                                  33,997
                                                                --------
            CONSTRUCTION -- 0.2%
      +19   Lennar Corp., Class A.............................     1,343
                                                                --------
            CONSUMER DURABLES -- 0.4%
      +53   LVMH Moet Hennessy Louis Vuitton S.A..............     2,624
                                                                --------
            CONSUMER NON-DURABLES -- 3.7%
      244   Cardinal Health, Inc. ............................    15,657
      307   Gillette Co. (The)................................     9,771
                                                                --------
                                                                  25,428
                                                                --------
            DRUGS -- 9.3%
       44   AstraZeneca PLC...................................     1,720
      154   Aventis S.A. .....................................     8,461
      *33   Barr Laboratories, Inc. ..........................     2,168
      178   Eli Lilly & Co. ..................................    12,295
     *230   IDEC Pharmaceuticals Corp. .......................     7,813
      627   Pfizer, Inc. .....................................    21,396
      184   Schering-Plough Corp. ............................     3,426
     +117   Teva Pharmaceutical Industries Ltd., ADR..........     6,672
                                                                --------
                                                                  63,951
                                                                --------
            EDUCATION -- 2.0%
     *227   Apollo Group, Inc. ...............................    14,032
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            ELECTRONICS -- 5.1%
     *369   Altera Corp. .....................................  $  6,055
      *80   Analog Devices, Inc. .............................     2,835
      @88   Samsung Electronics Co. Ltd., GDR.................    13,147
     +469   Sony Corp. .......................................    13,202
                                                                --------
                                                                  35,239
                                                                --------
            ENERGY & SERVICES -- 3.3%
       48   Burlington Resources, Inc. .......................     2,574
      276   Exxon Mobil Corp. ................................     9,908
       65   TotalFinaElf S.A., B Shares.......................     9,868
                                                                --------
                                                                  22,350
                                                                --------
            FINANCIAL SERVICES -- 3.8%
     +397   AXA...............................................     6,162
     @@--   Haw Par Corp. Ltd.................................        --
      222   Merrill Lynch & Co., Inc. ........................    10,341
    2,422   Nikko Cordial Corp. ..............................     9,722
                                                                --------
                                                                  26,225
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 4.5%
      214   Altria Group, Inc. ...............................     9,738
    1,179   Imperial Tobacco Group PLC........................    21,061
                                                                --------
                                                                  30,799
                                                                --------
            INSURANCE -- 2.8%
      121   Allianz AG........................................    10,074
      *55   Anthem, Inc. .....................................     4,228
      271   ING Group N.V. ...................................     4,705
                                                                --------
                                                                  19,007
                                                                --------
            MACHINERY -- 1.4%
     *622   Applied Materials, Inc. ..........................     9,868
                                                                --------
            MEDIA & ENTERTAINMENT -- 8.8%
      186   Clear Channel Communications, Inc. ...............     7,893
     *169   EchoStar Communications Corp., Class A............     5,861
    *+457   Interactive Corp. ................................    18,068
    *+196   Univision Communications, Inc. ...................     5,961
      *49   Viacom, Inc., Class B.............................     2,135
   +1,112   Vivendi S.A. .....................................    20,245
                                                                --------
                                                                  60,163
                                                                --------
            MEDICAL INSTRUMENTS & SUPPLIES -- 2.0%
      273   Guidant Corp. ....................................    12,132
      *29   Medtronic, Inc. ..................................     1,372
                                                                --------
                                                                  13,504
                                                                --------
            METALS, MINERALS & MINING -- 0.5%
      @47   Lukoil Holdings ADR...............................     3,681
                                                                --------
            RETAIL -- 6.9%
    *+190   Amazon.com, Inc. .................................     6,944
      507   Gap, Inc. (The)...................................     9,519
       41   Home Depot, Inc. .................................     1,377
    2,129   Kingfisher PLC....................................     9,740
       12   Wal-Mart Stores, Inc. ............................       628
     *182   eBay, Inc. .......................................    18,940
                                                                --------
                                                                  47,148
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            SOFTWARE & SERVICES -- 6.6%
      243   First Data Corp. .................................  $ 10,066
      340   Microsoft Corp. ..................................     8,707
      *31   Symantec Corp. ...................................     1,355
      *+1   Yahoo Japan Corp. ................................    13,658
     *346   Yahoo!, Inc. .....................................    11,322
                                                                --------
                                                                  45,108
                                                                --------
            TRANSPORTATION -- 3.1%
      216   BMW AG............................................     8,290
   *4,828   British Airways PLC...............................    12,069
       22   FedEx Corp. ......................................     1,377
                                                                --------
                                                                  21,736
                                                                --------
            Total common stocks...............................  $658,138
                                                                ========
SHORT-TERM SECURITIES -- 17.6%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 14.5%
   99,642   State Street Navigator Securities Lending Prime
              Portfolio.......................................  $ 99,642
                                                                --------
PRINCIPAL
 AMOUNT
---------
            REPURCHASE AGREEMENT -- 3.1%
$  21,293   Joint Repurchase Agreement (See Note 2(d)) 1.10%
              due 07/01/03....................................    21,293
                                                                --------
            Total short-term securities.......................  $120,935
                                                                ========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $567,336)......   95.9%  $658,138
Total short-term securities (cost
  $120,935)..............................   17.6    120,935
                                           -----   --------
Total investment in securities (total
  cost $688,271) -- including $95,516 of
  securities loaned (See Note 2(i))......  113.5    779,073
Cash, receivables and other assets.......    3.2     22,252
Payable for securities purchased.........   (2.2)   (14,995)
Securities lending collateral payable to
  brokers (See Note 2(i))................  (14.5)   (99,642)
Other liabilities........................   (0.0)       (59)
                                           -----   --------
Net assets...............................  100.0%  $686,629
                                           =====   ========

                                                  MARKET
                                                   VALUE
                                                 ---------
SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  3,400,000 shares authorized; 52,598 shares
  outstanding..................................  $      53
Paid in capital................................    881,957
Accumulated net investment income..............      3,415
Accumulated net realized loss on investments...   (289,598)
Unrealized appreciation on investments.........     90,802
Unrealized depreciation on forward foreign
  currency contracts (See Note 2(g))@@@........         (1)
Unrealized appreciation on other assets and
  liabilities in foreign currencies............          1
                                                 ---------
Net assets.....................................  $ 686,629
                                                 =========
Class IA
  Net asset value per share ($604,372 / 46,265
    shares outstanding) (3,200,000 shares
    authorized)................................     $13.06
                                                 =========
Class IB
  Net asset value per share ($82,257 / 6,333
    shares outstanding) (200,000) shares
    authorized)................................     $12.99
                                                 =========

    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003. (See
       Note 2(i)).

    @ Securities Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $16,828 or 2.5% of net assets.

   @@ Due to the presentation of the financial statements in thousands, the number of shares and/or market values round to zero.

       @@@FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT JUNE 30, 2003

                                                                                       DELIVERY
                                                                                      UNREALIZED
                                                  CONTRACT         DELIVERY          APPRECIATION
DESCRIPTION                  MARKET VALUE          AMOUNT            DATE           (DEPRECIATION)
-----------                  ------------         --------         --------         --------------
British Pound (Sell)            $1,035             $1,043          07/01/2003            $ 8
British Pound (Sell)             1,311              1,315          07/03/2003              4
EURO (Sell)                      1,850              1,843          07/01/2003             (7)
EURO (Sell)                      1,894              1,888          07/02/2003             (6)
                                                                                         ---
                                                                                         $(1)
                                                                                         ===

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- 96.2%
            APPAREL & TEXTILE -- 2.9%
 +2,809     Burberry Group PLC................................  $ 11,495
   *106     Coach, Inc. ......................................     5,267
                                                                --------
                                                                  16,762
                                                                --------
            BANKS -- 2.5%
     81     Federal Home Loan Mortgage Association............     4,123
    155     Federal National Mortgage Association.............    10,429
                                                                --------
                                                                  14,552
                                                                --------
            BUSINESS SERVICES -- 4.2%
   *238     Accenture Ltd. ...................................     4,300
 *1,116     Cendant Corp. ....................................    20,441
                                                                --------
                                                                  24,741
                                                                --------
            COMMUNICATIONS -- 8.0%
 *1,183     American Tower Corp., Class A.....................    10,472
   *568     Citizens Communications Co. ......................     7,318
   *278     Crown Castle International Corp. .................     2,159
    160     Global Payments, Inc. ............................     5,666
    222     Nokia Corp., ADR..................................     3,643
    160     QUALCOMM, Inc. ...................................     5,734
    210     Sony Corp., ADR...................................     5,861
   +292     Vodafone Group PLC, ADR...........................     5,720
                                                                --------
                                                                  46,573
                                                                --------
            COMPUTERS & OFFICE EQUIPMENT -- 1.6%
   *296     Dell Computer Corp. ..............................     9,451
                                                                --------
            CONSTRUCTION -- 2.4%
     89     Lennar Corp., Class A.............................     6,385
    126     Pulte Corp. ......................................     7,794
                                                                --------
                                                                  14,179
                                                                --------
            CONSUMER NON-DURABLES -- 6.0%
     94     AmerisourceBergen Corp. ..........................     6,505
    135     Cardinal Health, Inc. ............................     8,723
   *462     Fossil, Inc. .....................................    10,885
    250     McKesson Corp. ...................................     8,924
                                                                --------
                                                                  35,037
                                                                --------
            CONSUMER SERVICES -- 0.8%
   *192     FTI Consulting, Inc. .............................     4,787
                                                                --------
            DRUGS -- 15.1%
    130     Abbott Laboratories...............................     5,702
    168     AstraZeneca PLC, ADR..............................     6,853
   *162     Cephalon, Inc. ...................................     6,651
     86     Eli Lilly & Co. ..................................     5,941
   *151     Forest Laboratories, Inc. ........................     8,284
   *149     Genzyme Corp. ....................................     6,224
    *86     Gilead Sciences, Inc. ............................     4,797
    *75     IDEC Pharmaceuticals Corp. .......................     2,564
    125     Medicines Co. (The)...............................     2,467
    389     Millennium Pharmaceuticals, Inc. .................     6,114
  *+109     NPS Pharmaceuticals, Inc. ........................     2,646

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
            DRUGS -- (CONTINUED)
    *54     Neurocrine Biosciences, Inc. .....................  $  2,677
    585     Schering-Plough Corp. ............................    10,874
   +590     Serono S.A., ADR..................................     8,585
   *197     Watson Pharmaceuticals, Inc. .....................     7,969
                                                                --------
                                                                  88,348
                                                                --------
            EDUCATION -- 4.4%
   *144     Apollo Group, Inc. ...............................     8,875
    *66     Career Education Corp. ...........................     4,509
   *120     Education Management Corp. .......................     6,387
     76     Strayer Education, Inc. ..........................     5,988
                                                                --------
                                                                  25,759
                                                                --------
            ELECTRONICS -- 3.8%
   +324     ASM Lithography Holding N.V. .....................     3,094
   *235     Altera Corp. .....................................     3,846
    *81     Analog Devices, Inc. .............................     2,834
   *242     Intersil Holding Corp. ...........................     6,442
   *580     Taiwan Semiconductor Manufacturing Co., Ltd.,
              ADR ............................................     5,845
                                                                --------
                                                                  22,061
                                                                --------
            ENERGY & SERVICES -- 3.7%
    254     Arch Coal, Inc. ..................................     5,844
    193     EOG Resources, Inc. ..............................     8,067
    387     XTO Energy, Inc. .................................     7,787
                                                                --------
                                                                  21,698
                                                                --------
            FINANCIAL SERVICES -- 0.9%
   *114     Blackrock, Inc. ..................................     5,135
                                                                --------
            FOOD, BEVERAGE & TOBACCO -- 5.1%
    195     Altria Group, Inc. ...............................     8,856
    203     Bunge Ltd. .......................................     5,804
   *305     Constellation Brands, Inc. .......................     9,568
    123     General Mills, Inc. ..............................     5,850
                                                                --------
                                                                  30,078
                                                                --------
            HEALTH SERVICES -- 2.8%
   *402     Edwards Lifesciences Corp. .......................    12,930
 *2,927     Human Genome Sciences, Inc. ......................     3,559
                                                                --------
                                                                  16,489
                                                                --------
            HOTELS & GAMING -- 0.6%
  *+200     Wynn Resorts, Ltd. ...............................     3,534
                                                                --------
            INSURANCE -- 1.0%
    *74     Anthem, Inc. .....................................     5,740
                                                                --------
            MEDIA & ENTERTAINMENT -- 4.3%
    115     Blockbuster, Inc., Class A........................     1,944
   *149     Cumulus Media, Inc. ..............................     2,815
   *450     Hollywood Entertainment Corp. ....................     7,742
   +315     Interactive Corp. ................................    12,480
                                                                --------
                                                                  24,981
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GROWTH OPPORTUNITIES HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE
---------                                                       --------
COMMON STOCKS -- (CONTINUED)
            MEDICAL INSTRUMENTS & SUPPLIES -- 4.3%
    156     DENTSPLY International, Inc. .....................  $  6,393
    217     Guidant Corp......................................     9,624
   *433     Viasys Healthcare, Inc. ..........................     8,967
                                                                --------
                                                                  24,984
                                                                --------
            METALS, MINERALS & MINING -- 1.0%
    185     Precision Castparts Corp. ........................     5,754
                                                                --------
            RESEARCH & TESTING FACILITIES -- 1.9%
   *143     Amylin Pharmaceuticals, Inc. .....................     3,130
   *145     Applera Corp. Celera Genomics Group ..............     1,495
     67     Moody's Corp. ....................................     3,526
   *168     Telik, Inc., ADR..................................     2,695
                                                                --------
                                                                  10,846
                                                                --------
            RETAIL -- 7.8%
   *100     Advance Auto Parts, Inc. .........................     6,066
   *308     American Eagle Outfitters, Inc. ..................     5,651
    597     Gap, Inc. (The)...................................    11,213
    191     Michaels Stores, Inc. ............................     7,266
   *251     Pacific Sunwear of California, Inc. ..............     6,037
   *109     RARE Hospitality International, Inc. .............     3,552
    *55     eBay, Inc. .......................................     5,699
                                                                --------
                                                                  45,484
                                                                --------
            RUBBER & PLASTICS PRODUCTS -- 0.8%
    148     Reebok International Ltd. ........................     4,971
                                                                --------
            SOFTWARE & SERVICES -- 7.4%
   *114     Alliance Data Systems Corp. ......................     2,672
   *233     CheckFree Corp. ..................................     6,476
   *149     Cognos, Inc. .....................................     4,028
    136     First Data Corp. .................................     5,623
    343     Microsoft Corp. ..................................     8,763
   *282     PeopleSoft, Inc. .................................     4,967
   *423     VeriSign, Inc. ...................................     5,847
   *153     Yahoo!, Inc. .....................................     5,022
                                                                --------
                                                                  43,398
                                                                --------
            TRANSPORTATION -- 2.9%
   *162     JetBlue Airways Corp. ............................     6,836
  *+237     Ryanair Holdings PLC, ADR.........................    10,634
                                                                  17,470
                                                                --------
            Total common stocks...............................  $562,812
                                                                ========
                                                                MARKET
SHARES                                                          VALUE
---------                                                       --------
SHORT-TERM SECURITIES -- 9.5%
            INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
            SECURITIES -- 8.0%
 46,863     Boston Global Investment Trust....................  $ 46,863
                                                                --------
PRINCIPAL
AMOUNT
---------
            REPURCHASE AGREEMENT -- 1.5%
 $8,884     Joint Repurchase Agreement (See Note 2(d))
              1.10% due 07/01/03..............................     8,884
                                                                --------
            Total short-term securities.......................  $ 55,747
                                                                ========


DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $490,667)......   96.2%  $562,812
Total short-term securities (cost
  $55,747)...............................    9.5     55,747
                                           -----   --------
Total investment in securities (total
  cost $546,414) -- including $44,810 of
  securities loaned (See Note 2(i))......  105.7    618,559
Cash, receivables and other assets.......    2.9     16,819
Payable for securities purchased.........   (0.4)    (2,462)
Payable for Fund shares redeemed.........   (0.2)    (1,045)
Securities lending collateral payable to
  brokers (See Note 2(i))................   (8.0)   (46,863)
Other liabilities........................   (0.0)       (64)
                                           -----   --------
Net assets...............................  100.0%  $584,944
                                           =====   ========


SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  700,000 shares authorized; 29,452 shares
  outstanding..................................  $      29
Paid in capital................................    714,051
Accumulated net investment loss................       (117)
Accumulated net realized loss on investments...   (201,164)
Unrealized appreciation on investments.........     72,145
                                                 ---------
Net assets.....................................  $ 584,944
                                                 =========

Class IA
  Net asset value per share ($563,578 / 28,373
    shares outstanding) (500,000 shares
    authorized)...................................  $19.86
                                                    ======
Class IB
  Net asset value per share ($21,366 / 1,079
    shares outstanding) (200,000 shares
    authorized)...................................  $19.81
                                                    ======


    *  Non-income producing during the period.

    +  All or a portion of this security was on loan as of June 30, 2003. (See
       Note 2(i)).

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 STATEMENT OF NET ASSETS
 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
COMMERCIAL PAPER -- 47.8%
$  17,000   7-Eleven, Inc.
              1.26% due 07/30/03..............................  $   16,983
   17,000   7-Eleven, Inc.
              1.26% due 08/15/03..............................      16,973
   50,000   Alliance & Leicester PLC
              1.10% due 09/15/03..............................      49,884
   15,000   American General Finance Corp.
              1.22% due 07/24/03..............................      14,988
   19,900   American General Finance Corp.
              1.25% due 07/01/03..............................      19,900
   34,000   Archer-Daniels-Midland Co.
              1.20% due 07/02/03..............................      33,999
   50,000   Bank of America Corp.
              1.23% due 07/09/03..............................      49,986
   30,000   Bear Stearns Cos., Inc. (The)
              1.09% due 09/04/03..............................      29,941
   12,000   Bradford & Bingley PLC
              1.11% due 08/21/03..............................      11,981
   43,000   Bradford & Bingley PLC
              1.20% due 08/20/03..............................      42,928
   34,270   Cargill, Inc.
              1.28% due 07/01/03..............................      34,270
   38,000   Caterpillar Financial Services
              1.27% due 07/21/03..............................      37,973
   38,000   Federal Home Loan Mortgage Association
              1.19% due 07/25/03..............................      37,970
   25,000   Federal Home Loan Mortgage Association
              1.19% due 09/17/03..............................      24,936
   25,000   Federal National Mortgage Association
              1.19% due 09/17/03..............................      24,936
   30,000   General Electric Co.
              1.21% due 09/10/03..............................      29,928
   16,000   Johnson & Johnson
              1.19% due 09/18/03..............................      15,958
   50,000   KFW International Finance, Inc.
              1.09% due 09/09/03..............................      49,894
   65,000   Merrill Lynch & Co., Inc.
              1.30% due 07/01/03..............................      65,000
   50,000   Nationwide Building Society
              1.26% due 07/22/03..............................      49,963
   42,000   Nestle Capital Corp.
              1.10% due 10/02/03..............................      41,881
   40,000   Nordea North America, Inc.
              1.24% due 08/05/03..............................      39,952
   16,919   Old Line Funding Corp.
              1.18% due 07/15/03..............................      16,911
   23,555   Sara Lee Corp.
              1.20% due 07/10/03..............................      23,548
   65,000   State Street Corp.
              0.97% due 07/16/03..............................      64,974
   39,000   Svenska Handelsbanken, Inc.
              1.21% due 07/01/03..............................      39,000
   35,000   Toronto-Dominion Holdings (USA), Inc.
              1.20% due 09/25/03..............................      34,900
   42,000   Washington Mutual Bank
              1.28% due 08/04/03..............................      41,999

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
$  25,000   Washington Post Co.
              1.21% due 08/11/03..............................  $   24,966
   25,000   Washington Post Co.
              1.25% due 08/18/03..............................      24,958
   50,000   Wyeth
              1.00% due 07/15/03..............................      49,981
                                                                ----------
            Total commercial paper............................  $1,061,461
                                                                ==========
CORPORATE NOTES -- 43.3%
$  17,000   Bank One Corp.
              1.57% due 02/20/04..............................  $   17,035
   42,000   Bank of New York Co., Inc. (The)
              1.37% due 10/30/03..............................      42,014
   25,000   Bear Stearns Cos., Inc. (The)
              1.40% due 02/12/04..............................      25,022
   42,000   Bristol-Myers Squibb Co.
              1.16% due 07/23/03..............................      42,000
  @25,000   Cargill, Inc.
              1.29% due 01/14/04..............................      25,000
   42,000   Citigroup Global
              1.21% due 06/17/04..............................      42,064
   42,000   Federal Home Loan Bank
              1.40% due 05/14/04..............................      42,000
   42,000   Federal National Mortgage Association
              1.47% due 05/14/04..............................      42,000
   50,000   Fleet Boston Financial Corp.
              1.35% due 02/19/04..............................      50,068
   22,000   General Electric Capital Corp.
              1.32% due 01/28/04..............................      22,006
    8,000   General Electric Capital Corp.
              1.40% due 10/22/03..............................       8,004
   30,000   Goldman Sachs Group, Inc. (The)
              1.26% due 02/04/04..............................      30,000
   35,000   Goldman Sachs Group, Inc. (The)
              1.55% due 01/16/04..............................      35,000
  @28,000   Honda Motor Corp.
              1.30% due 10/21/03..............................      27,997
  @37,000   Honda Motor Corp.
              1.30% due 01/20/04..............................      37,000
   48,750   Key Bank N.A.
              1.41% due 03/01/04..............................      48,803
   23,845   Lehman Brothers Holdings, Inc.
              6.63% due 04/01/04..............................      24,786
   55,000   Morgan (J.P.) Chase & Co.
              1.42% due 02/05/04..............................      55,049
   10,000   Morgan Stanley Dean Witter & Co.
              1.16% due 09/19/03..............................      10,003
   54,000   Morgan Stanley Dean Witter & Co.
              1.27% due 03/19/04..............................      54,077
  @50,000   Northern Rock PLC
              1.30% due 01/16/04..............................      50,000
   13,000   Salomon Smith Barney Holdings, Inc.
              1.53% due 11/17/03..............................      13,014
   55,000   Toyota Motor Credit Corp.
              0.99% due 11/24/03..............................      55,000

The accompanying notes are an integral part of this financial statement.

 HARTFORD MONEY MARKET HLS FUND

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE
---------                                                       ----------
CORPORATE NOTES -- (CONTINUED)
$   8,000   Toyota Motor Credit Corp.
              5.63% due 11/13/03..............................  $    8,129
   22,000   US Bancorp.
              1.41% due 09/15/03..............................      22,012
   55,000   Wachovia Bank N.A.
              1.28% due 10/20/03..............................      55,000
   17,000   Wal-Mart Stores, Inc.
              4.38% due 08/01/03..............................      17,045
   13,000   Wells Fargo & Co.
              0.98% due 11/24/03..............................      13,000
   30,000   Wells Fargo & Co.
              1.12% due 01/14/04..............................      30,000
   18,550   Wells Fargo & Co.
              4.25% due 08/15/03..............................      18,619
                                                                ----------
            Total corporate notes.............................  $  961,747
                                                                ==========
 SHARES
---------
INVESTMENT COMPANIES -- 4.2%
   47,000   The Dreyfus Cash Plus Fund........................  $   47,000
   47,000   The Primary Reserve Fund..........................      47,000
                                                                ----------
            Total investment companies........................  $   94,000
                                                                ==========
PRINCIPAL
 AMOUNT
---------
REPURCHASE AGREEMENT -- 4.6%
$  64,440   Joint Repurchase Agreement (See Note 2(d))
              1.05% due 07/01/03..............................  $   64,440
   38,778   Joint Repurchase Agreement (See Note 2(d))
              1.08% due 07/01/03..............................      38,778
                                                                ----------
            Total repurchase agreement........................  $  103,218
                                                                ==========

                                                   MARKET
                                                   VALUE
                                                 ----------
DIVERSIFICATION OF NET ASSETS:
Total commercial paper (cost
  $1,061,461)..........................   47.8%  $1,061,461
Total corporate notes (cost
  $961,747)............................   43.3      961,747
Total Investment companies (cost
  $94,000).............................    4.2       94,000
Total repurchase agreements (cost
  $103,218)............................    4.6      103,218
                                         -----   ----------
Total investment in securities (total
  cost $2,220,426).....................   99.9    2,220,426
Cash, receivables and other assets.....    0.2        5,288
Payable for fund shares redeemed.......   (0.1)      (3,570)
Payable for accounting services........   (0.0)          (1)
Dividends payable......................   (0.0)      (1,275)
Other liabilities......................   (0.0)         (17)
                                         -----   ----------
Net assets.............................  100.0%  $2,220,851
                                         =====   ==========

SUMMARY OF NET ASSETS:
Capital stock, par value 0.001 per share;
  7,000,000 shares authorized; 2,220,851 shares
  outstanding..................................  $    2,221
Paid in capital................................   2,218,630
                                                 ----------
Net assets.....................................  $2,220,851
                                                 ==========

Class IA
  Net asset value per share ($1,949,305 / 1,949,305
    shares outstanding) (6,000,000 shares
    authorized)....................................  $1.00
                                                     =====
Class IB
  Net asset value per share ($271,546 / 271,546
    shares outstanding) (1,000,000 shares
    authorized)....................................  $1.00
                                                     =====


    @ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2003, the market value of these securities amounted to $139,997 or 6.3% of net assets.

The accompanying notes are an integral part of this financial statement.

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF OPERATIONS
 FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD           HARTFORD
                                                               GLOBAL             GROWTH               HARTFORD
                                                              LEADERS          OPPORTUNITIES         MONEY MARKET
                                                              HLS FUND           HLS FUND              HLS FUND
                                                              --------         -------------         ------------
INVESTMENT INCOME:
  Dividends.................................................  $ 6,079            $  1,238              $    13
  Interest..................................................      127                 268               15,823
  Securities lending........................................      189                  27                   --
  Less: Foreign tax withheld................................     (452)                (20)                  --
                                                              -------            --------              -------
    Total investment income (loss)..........................    5,943               1,513               15,836
                                                              -------            --------              -------
EXPENSES:
  Investment advisory fees..................................    1,643               1,554                2,959
  Administrative services fees..............................      614                  --                2,368
  Accounting services.......................................       61                  --                  237
  Board of Directors fees...................................        3                   3                   14
  Custodian fees, gross.....................................       89                   9                    3
  Distribution Fees -- Class IB.............................       81                  13                  341
  Other expenses............................................       47                  36                  180
                                                              -------            --------              -------
    Total expenses (before offsets).........................    2,538               1,615                6,102
                                                              -------            --------              -------
  Custodian fees offset.....................................       --                  (1)                  --
                                                              -------            --------              -------
    Total expenses net......................................    2,538               1,614                6,102
                                                              -------            --------              -------
  Net investment income (loss)..............................    3,405                (101)               9,734
                                                              -------            --------              -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on securities....................    9,793              24,410                   --
  Net realized gain (loss) on forward foreign currency
    contracts...............................................     (456)                 (5)                  --
  Net realized gain (loss) on foreign currency
    transactions............................................      960                  (5)                  --
  Net unrealized appreciation (depreciation) on
    securities..............................................   68,156              76,027                   --
  Net unrealized appreciation (depreciation) on forward
    foreign currency contracts..............................        8                  --                   --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...       11                  --                   --
                                                              -------            --------              -------
  Net realized and unrealized gain (loss) on investments....   78,472             100,427                   --
                                                              -------            --------              -------
  Net increase (decrease) in net assets resulting from
    operations..............................................  $81,877            $100,326              $ 9,734
                                                              =======            ========              =======

The accompanying notes are an integral part of these financial statements.

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD           HARTFORD
                                                               GLOBAL             GROWTH               HARTFORD
                                                              LEADERS          OPPORTUNITIES         MONEY MARKET
                                                              HLS FUND           HLS FUND              HLS FUND
                                                              --------         -------------         ------------
OPERATIONS:
  Net investment income (loss)..............................  $ 3,405            $   (101)            $    9,734
  Net realized gain (loss) on investments...................   10,297              24,400                     --
  Net unrealized appreciation (depreciation) of
    investments.............................................   68,175              76,027                     --
                                                              --------           --------             ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................   81,877             100,326                  9,734
                                                              --------           --------             ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................     (849)                 --                 (8,916)
    Class IB................................................     (273)                 --                   (818)
  From net realized gain on investments
    Class IA................................................       --                  --                     --
    Class IB................................................       --                  --                     --
                                                              --------           --------             ----------
    Total distributions.....................................   (1,122)                 --                 (9,734)
                                                              --------           --------             ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................  (12,108)            (12,164)              (370,151)
    Class IB................................................   17,660              13,450                  9,632
                                                              --------           --------             ----------
  Net increase (decrease) from capital share transactions...    5,552               1,286               (360,519)
                                                              --------           --------             ----------
  Net increase (decrease) in net assets.....................   86,307             101,612               (360,519)
NET ASSETS:
  Beginning of period.......................................  600,322             483,332              2,581,370
                                                              --------           --------             ----------
  End of period.............................................  $686,629           $584,944             $2,220,851
                                                              ========           ========             ==========
  Accumulated undistributed net investment income (loss)....  $ 3,415            $   (117)            $       --
                                                              ========           ========             ==========

The accompanying notes are an integral part of these financial statements.

 HARTFORD HLS MUTUAL FUNDS

 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEAR ENDED DECEMBER 31, 2003
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              HARTFORD            HARTFORD
                                                               GLOBAL              GROWTH               HARTFORD
                                                               LEADERS          OPPORTUNITIES         MONEY MARKET
                                                              HLS FUND          HLS FUND (A)            HLS FUND
                                                              ---------         -------------         ------------
OPERATIONS:
  Net investment income (loss)..............................  $  6,467            $    (942)           $   32,127
  Net realized gain (loss) on investments...................  (128,933)            (134,893)                  100
  Net unrealized appreciation (depreciation) on
    investments.............................................   (20,675)             (64,626)                   --
                                                              ---------           ---------            ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................  (143,141)            (200,461)               32,227
                                                              ---------           ---------            ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA................................................    (5,462)                  --               (29,732)
    Class IB................................................      (437)                  --                (2,395)
  From net realized gain on investments
    Class IA................................................        --                   --                   (93)
    Class IB................................................        --                   --                    (7)
                                                              ---------           ---------            ----------
    Total distributions.....................................    (5,899)                  --               (32,227)
                                                              ---------           ---------            ----------
CAPITAL SHARE TRANSACTIONS:
    Class IA................................................   197,555              (76,597)              451,936
    Class IB................................................    17,790                5,322               109,785
                                                              ---------           ---------            ----------
  Net increase (decrease) from capital share transactions...   215,345              (71,275)              561,721
                                                              ---------           ---------            ----------
  Net increase (decrease) in net assets.....................    66,305             (271,736)              561,721
NET ASSETS:
  Beginning of period.......................................   534,017              755,068             2,019,649
                                                              ---------           ---------            ----------
  End of period.............................................  $600,322            $ 483,332            $2,581,370
                                                              =========           =========            ==========
  Accumulated net investment income (loss)..................  $  1,132            $     (16)           $       --
                                                              =========           =========            ==========

  (a)  Formerly Fortis Growth Stock Series.

The accompanying notes are an integral part of these financial statements.

 HARTFORD HLS MUTUAL FUNDS

 NOTES TO FINANCIAL STATEMENTS
 JUNE 30, 2003 (UNAUDITED)
 ($000'S OMITTED)
--------------------------------------------------------------------------------

1.   ORGANIZATION:

     The Hartford HLS Mutual Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate account contracts of Fortis Benefits Insurance Company. The Funds are stated below.

     Hartford Series Fund, Inc. (comprised of twenty-five portfolios, two are included in these financial statements; they are Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund) and Hartford Series Fund II, Inc. (comprised of eleven portfolios, one is included in these financial statements; it is Hartford Growth Opportunities HLS Fund). Each "Fund" or together the "Funds" are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies.

     Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a Rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. Income and expenses, realized and unrealized capital gains and losses are allocated to each class the Fund based on the ratio of prior day's net assets.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Funds, which are in accordance with accounting principles generally accepted in the United States of America:

     a) Security Transactions -- Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

     b) Security Valuation -- Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of the Funds' Board of Directors.

         Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

     c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

         The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

--------------------------------------------------------------------------------

         Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     d) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Funds' custodian, State Street Bank.

         Certain Funds, together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP ("Wellington") have interests in joint repurchase agreements each maturing 07/01/2003 with the following brokers:
         $250,000 BNP Paribas Securities, 1.05%; $200,000 Banc One Capital Markets, Inc., 1.05%; and $270,791 UBS Warburg, 1.08%. These joint repurchase agreements are collateralized by $974,512 U.S. Treasury Bonds 6.00% - 11.25% due 02/15/15 - 02/15/26 and $47,758 U.S. Treasury
         Notes 2.125% due 10/31/04. The maturity amounts are as follows:

                                                                      MATURITY
        FUND                                                           AMOUNT
        ----                                                          --------
        Hartford Global Leaders HLS Fund............................  $21,294
        Hartford Growth Opportunities HLS Fund......................    8,884

         Certain Funds, together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (HIMCO), a wholly owned subsidiary of The Hartford, have interests in a joint repurchase agreements each maturing 07/01/2003 with the following brokers: $200,000 BNP Paribas Securities, 1.08%; $215,000 ABN AMRO, 1.10%; and $581,579 UBS Warburg, 1.10%. These
         joint repurchase agreements are collateralized by $256,011 U.S. Treasury Bonds 7.125% - 9.00% due 11/15/18 - 02/15/23 and $480,955 U.S.
         Treasury Notes 1.625% - 3.00% due 02/29/04 - 01/31/05. The maturity amount for the Hartford Money Market HLS Fund is $103,221.

     e) Joint Trading Account -- Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by HIMCO or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments. As of June 30, 2003 there are no joint trading accounts.

     f) Futures, Options on Futures and Options Transactions -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in cash, receivables and other assets as applicable, in the Fund's Statement of Net Assets.

         At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

         The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of the Fund's strategies and potentially result in loss.

         The premium paid by a Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which the Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

         The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. The Fund's had no written option activity for the six months ended June 30, 2003.

     g) Forward Foreign Currency Contracts -- As of June 30, 2003, Hartford Global Leaders HLS Fund had entered into forward foreign currency contracts that obligate the Fund to repurchase/replace or sell currencies at specified future dates. The Fund enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in cash, receivables and other assets or other liabilities, as applicable, in the Fund's Statement of Net Assets.

         Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

     h) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

     i) Securities Lending -- The Funds, except for Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. As of June 30, 2003, the market value of securities loaned for the Hartford Global Leaders HLS Fund was $95,516 and the market value of collateral was $99,642. The market value of securities loaned for the Hartford Growth Opportunities HLS Fund was $44,810 and the market value of collateral was $46,863.

     j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

--------------------------------------------------------------------------------

     k) Fund Share Valuation and Distributions to Shareholders -- Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

         Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all Funds except the Hartford Money Market HLS Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

         Hartford Money Market HLS Fund seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

         Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 6).

     l) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

     m) Illiquid Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. As of June 30, 2003, the Funds did not hold any illiquid securities.

3.   EXPENSES:

     a) Investment Management and Advisory Agreements -- HL Investment Advisors, LLC (HL Advisors), an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to investment management agreements approved by each Fund's Board of Directors and shareholders.

         The schedule below reflects the rates of compensation paid to HL Advisors for services rendered:

                         HARTFORD MONEY MARKET HLS FUND

AVERAGE DAILY NET ASSETS            ANNUAL RATE
------------------------            -----------
All assets........................     0.250%

                        HARTFORD GLOBAL LEADERS HLS FUND

AVERAGE DAILY NET ASSETS            ANNUAL RATE
------------------------            -----------
On first $250 million.............     0.575%
On next $250 million..............     0.525
On next $500 million..............     0.475
Over $1 billion...................     0.425

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                     HARTFORD GROWTH OPPORTUNITIES HLS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL RATE
------------------------                                             -----------
On first $100 million..............................................     0.700%
Over $100 million..................................................     0.600

         Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to Hartford Global Leaders HLS Fund and Hartford Growth Opportunities HLS Fund.

         Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to the Hartford Money Market HLS Fund.

         Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

     b) Administrative Services Agreement -- Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the following Funds: Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

         Accounting Services Agreement -- Under the Fund Accounting Agreement between HL and each of the following Funds: Hartford Global Leaders HLS Fund and Hartford Money Market HLS Fund, HL provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02% of each Fund's average daily net assets.

     c) Operating Expenses -- Allocable expenses of the Funds are charged to each Fund based on the ratio of the average net assets of each fund to the combined average net assets of the Funds. Non-allocable expenses are charged to each fund based on specific identification.

     d) Expense Offset -- The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions is shown on the accompanying Statements of Operations as Custodian fees expense offset.

     e) Distribution Plan for Class IB shares -- Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

         The Distribution Plan provides that each Fund pay annually 0.25% of the average daily net assets of a fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

--------------------------------------------------------------------------------

4.   AFFILIATE HOLDINGS:

     As of June 30, 2003, HL Advisors held direct interests in shares as follows:

                                                                             PERCENT OF                PERCENT OF
        FUND                                                     CLASS IA   TOTAL SHARES   CLASS IB   TOTAL SHARES
        ----                                                     --------   ------------   --------   ------------
        Hartford Growth Opportunities HLS Fund.................      --           --%         @@--        0.04%

     @@ Due to the presentation of the financial statements in thousands, the number of shares rounds to zero.

5.   INVESTMENT TRANSACTIONS:

     For the year six months ended June 30, 2003, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                                                                       COST OF     SALES
        FUND                                                          PURCHASES   PROCEEDS
        ----                                                          ---------   --------
        Hartford Global Leaders HLS Fund............................  $936,749    $932,215
        Hartford Growth Opportunities HLS Fund......................   383,573     378,209

6.   RECLASSIFICATION OF CAPITAL ACCOUNTS:

     In accordance with AICPA Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2002, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                                   ACCUMULATED      ACCUMULATED
                                                                  ACCUMULATED      NET REALIZED     NET REALIZED
                                                                 NET INVESTMENT   GAIN (LOSS) ON   GAIN (LOSS) ON
        FUND                                                     INCOME (LOSS)     INVESTMENTS      INVESTMENTS
        ----                                                     --------------   --------------   --------------
        Hartford Global Leaders HLS Fund.......................       $176           $(5,019)         $ 4,843
        Hartford Growth Opportunities HLS Fund.................        927               145           (1,072)

7.   CAPITAL LOSS CARRY FORWARD:

     At December 31, 2002, the following Funds had capital loss carry forwards for U.S. federal tax purposes of approximately:

                                                                                  YEAR OF
        FUND                                                           AMOUNT    EXPIRATION
        ----                                                          --------   ----------
        Hartford Global Leaders HLS Fund............................  $114,725      2010
        Hartford Global Leaders HLS Fund............................   162,307      2009
        Hartford Growth Opportunities HLS Fund......................   128,757      2010
        Hartford Growth Opportunities HLS Fund......................    88,293      2009

     Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of the Hartford Global Leaders HLS Fund carry forwards may apply.

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

     For the fiscal year ended December 31, 2002, the following Funds have elected to defer losses occurring between November 1, 2002 and December 31, 2002 as follows:

                                                                         CAPITAL        CURRENCY
        FUND                                                          LOSS DEFERRED   LOSS DEFERRED
        ----                                                          -------------   -------------
        Hartford Global Leaders HLS Fund............................     $  899            $--
        Hartford Growth Opportunities HLS Fund......................      4,847             16

8.   DISTRIBUTION TO SHAREHOLDERS:

     The tax character of distributions paid for 2003, if any, will be determined at the end of the year.

     The tax character of distributions paid during 2002 was as follows:

                                                                      ORDINARY    LONG-TERM       RETURN
        FUND                                                           INCOME    CAPITAL GAIN   OF CAPITAL
        ----                                                          --------   ------------   ----------
        Hartford Global Leaders HLS Fund............................  $ 5,899       $  --         $  --
        Hartford Money Market HLS Fund..............................   32,227          --            --

     As of December 31, 2002, the components of distributable earnings on tax basis were as follows:

                                                                                                    UNDISTRIBUTED
                                                                    UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                                                      ORDINARY        LONG-TERM      APPRECIATION
        FUND                                                           INCOME       CAPITAL GAIN    (DEPRECIATION)
        ----                                                        -------------   -------------   --------------
        Hartford Global Leaders HLS Fund..........................     $1,122           $  --          $   653
        Hartford Growth Opportunities HLS Fund....................         --              --           (7,549)
        Hartford Money Market HLS Fund............................       @@--              --               --

     @@ Due to the presentation of the financial statements in thousands, the undistributed ordinary income rounds to zero.

--------------------------------------------------------------------------------

9.   CAPITAL SHARE TRANSACTIONS:

     The following information is for the six months ended June 30, 2003:

                                                 HARTFORD               HARTFORD GROWTH                HARTFORD
                                              GLOBAL LEADERS             OPPORTUNITIES               MONEY MARKET
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................      33,669   $   397,465        2,124   $    37,324    2,759,823   $ 2,759,823
        Shares issued in merger........         953        11,029           --            --           --            --
        Shares issued on reinvestment
          of distributions.............          65           849           --            --        8,916         8,916
        Shares redeemed................     (35,804)     (421,451)      (2,908)      (49,488)  (3,138,890)   (3,138,890)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........      (1,117)  $   (12,108)        (784)  $   (12,164)    (370,151)  $  (370,151)
                                         ==========   ===========   ==========   ===========   ==========   ===========

                                                 HARTFORD               HARTFORD GROWTH                HARTFORD
                                              GLOBAL LEADERS             OPPORTUNITIES               MONEY MARKET
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................       1,884   $    22,042          785   $    13,970      144,641   $   144,641
        Shares issued on reinvestment
          of distributions.............          21           273           --            --          818           818
        Shares redeemed................        (404)       (4,655)         (29)         (520)    (135,827)     (135,827)
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........       1,501   $    17,660          756   $    13,450        9,632   $     9,632
                                         ==========   ===========   ==========   ===========   ==========   ===========

     The following information is for the year ended December 31, 2002:

                                                 HARTFORD               HARTFORD GROWTH                HARTFORD
                                              GLOBAL LEADERS             OPPORTUNITIES               MONEY MARKET
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IA
        Shares sold....................     453,367   $   595,753        1,112   $    20,116    7,433,161   $ 7,433,161
        Shares issued in merger........     183,081       253,327           --            --      122,443       122,443
        Shares issued on reinvestment
          of distributions.............         727         5,462           --            --       29,756        29,756
        Shares redeemed................    (474,221)     (656,987)      (5,284)      (96,713)  (7,133,424)   (7,133,424)
        Shares in 1 for 10 stock
          split........................    (451,449)           --           --            --           --            --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........    (288,495)  $   197,555       (4,162)  $   (76,597)     451,936   $   451,936
                                         ==========   ===========   ==========   ===========   ==========   ===========

 HARTFORD HLS MUTUAL FUNDS

 JUNE 30, 2003 (UNAUDITED)
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                 HARTFORD               HARTFORD GROWTH                HARTFORD
                                              GLOBAL LEADERS             OPPORTUNITIES               MONEY MARKET
                                                 HLS FUND                   HLS FUND                   HLS FUND
                                         ------------------------   ------------------------   ------------------------
                                           SHARES       AMOUNT        SHARES       AMOUNT        SHARES       AMOUNT
                                         ----------   -----------   ----------   -----------   ----------   -----------
        CLASS IB
        Shares sold....................      17,083   $    25,478          329   $     5,419      390,278   $   390,278
        Shares issued on reinvestment
          of distributions.............          52           437           --            --        2,405         2,405
        Shares redeemed................      (6,220)       (8,125)          (6)          (97)    (282,898)     (282,898)
        Shares in 1 for 10 stock
          split........................     (40,358)           --           --            --           --            --
                                         ----------   -----------   ----------   -----------   ----------   -----------
        Net Increase (Decrease)........     (29,443)  $    17,790          323   $     5,322      109,785   $   109,785
                                         ==========   ===========   ==========   ===========   ==========   ===========

10. LINE OF CREDIT:

     The Funds, except for the Hartford Money Market HLS Fund, participate in a $550,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the six months ended June 30, 2003, the Funds did not have any borrowings under this facility.

11. REVERSE STOCK SPLIT:

     On November 22, 2002, a reverse stock split was declared for Hartford Global Leaders HLS Fund at a ten to one ratio.

12. FUND MERGERS:

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. IN 2003: At a special meeting of shareholders, held on January 15, 2003, shareholders of Hartford Global Equity HLS Fund ("Target Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford Series Fund, Inc. (the "Plan").

     Hartford Global Equity HLS Fund merged into Hartford Global Leaders HLS
     Fund

     The Final shareholder voting results were as follows:

                                                                      SHARES VOTED   SHARES VOTED    SHARES
                                                                          FOR          AGAINST      ABSTAINED
                                                                      ------------   ------------   ---------
        Hartford Global Equity HLS..................................     1,348            48           113

     Under the terms of the Plan, and pursuant to the approval by shareholders of the Target Fund, the assets of the Target Fund were acquired by the corresponding Acquiring Fund on January 24, 2003. The Acquiring Fund acquired the Target Fund's assets in exchange for the Acquiring Fund's shares, which were distributed pro rata by the Target Fund to the holders of its shares on January 24, 2003, in complete liquidation of the Target Fund.

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD GLOBAL LEADERS HLS FUND                              CLASS IA   CLASS IB
        --------------------------------                              --------   --------
        Net assets of Hartford Global Equity HLS Fund on January 24,
          2003......................................................  $ 11,029   $    --
        Hartford Global Equity HLS Fund shares exchanged............     1,498        --
        Hartford Global Leaders HLS Fund shares issued..............       953        --
        Net assets of Hartford Global Leaders HLS Fund immediately
          before the merger.........................................  $574,009   $57,372
        Net assets of Hartford Global Leaders HLS Fund immediately
          after the merger..........................................  $585,038   $57,372

--------------------------------------------------------------------------------

     The Hartford Global Equity HLS Fund had the following unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as of January 24, 2003:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
        FUND                                                        (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                        --------------   ------------   -------------
        Hartford Global Equity HLS Fund...........................     $(1,039)          $(37)         $14,557

     REORGANIZATION OF CERTAIN SERIES OF HARTFORD HLS SERIES FUND II, INC. IN 2002: At a special meeting of shareholders, held on April 29, 2002, shareholders of Fortis Global Growth Series and Fortis Money Market Series (each a "Fortis Fund") approved a proposed Agreement and Plan of Reorganization between Hartford HLS Series Fund II, Inc. and the Hartford HLS Mutual Funds (the "Plan").

     Fortis Global Growth Series merged into Hartford Global Leaders HLS Fund Fortis Money Market Series merged into Hartford Money Market HLS Fund, Inc.

     Under the terms of the Plan, and pursuant to the approval by shareholders of each Fortis Fund, the assets of each Fortis Fund were acquired by a corresponding series of the Hartford HLS Mutual Funds (the "Hartford Fund") on April 30, 2002. The Hartford Fund acquired the Fortis Fund's assets in exchange for the Hartford Fund's shares, which were distributed pro rata by each Fortis Fund to the holders of its shares on April 30, 2002, in complete liquidation of the Fortis Fund.

     The mergers were accomplished by tax free exchanges as detailed below:

        HARTFORD GLOBAL LEADERS HLS FUND                              CLASS IA   CLASS IB
        --------------------------------                              --------   --------
        Net assets of Fortis Global Growth on April 30, 2002........  $253,327   $    --
        Fortis Global Growth shares exchanged.......................    17,918        --
        Hartford Global Leaders shares issued.......................   183,080        --
        Net assets of Hartford Global Leaders immediately before the
          merger....................................................  $469,286   $52,090
        Net assets of Hartford Global Leaders immediately after the
          merger....................................................  $722,613   $52,090

        HARTFORD MONEY MARKET HLS FUND, INC.                           CLASS IA    CLASS IB
        ------------------------------------                          ----------   --------
        Net assets of Fortis Money Market on April 30, 2002.........  $  122,443   $     --
        Fortis Money Market shares exchanged........................      11,346         --
        Hartford Money Market shares issued.........................     122,443         --
        Net assets of Hartford Money Market immediately before the
          merger....................................................  $1,794,364   $166,561
        Net assets of Hartford Money Market immediately after the
          merger....................................................  $1,916,807   $166,561

     The Fortis Global Growth Series and Fortis Money Market Series had unrealized appreciation (depreciation), accumulated net realized gains (losses) and capital stock as follows:

                                                                      UNREALIZED     ACCUMULATED
                                                                     APPRECIATION    NET REALIZED
        FUND                                                        (DEPRECIATION)     (LOSSES)     CAPITAL STOCK
        ----                                                        --------------   ------------   -------------
        Fortis Global Growth Series...............................      $9,623         $(3,966)       $247,671
        Fortis Money Market Series................................          --              --         122,443

 HARTFORD HLS MUTUAL FUNDS

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  -- SELECTED PER-SHARE DATA(4) --
                                                   ---------------------------------------------------------------
                                                                            NET REALIZED
                                                                                AND
                                                   NET ASSET      NET        UNREALIZED      TOTAL      DIVIDENDS
                                                   VALUE AT    INVESTMENT       GAIN          FROM       FROM NET
                                                   BEGINNING     INCOME      (LOSS) ON     INVESTMENT   INVESTMENT
                                                   OF PERIOD     (LOSS)     INVESTMENTS    OPERATIONS     INCOME
                                                   ---------   ----------   ------------   ----------   ----------
HARTFORD GLOBAL LEADERS HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA.......................................  $11.50       $ 0.06        $ 1.52        $ 1.58       $(0.02)
   Class IB.......................................   11.47         0.08          1.48          1.56        (0.04)
   For the Year Ended December 31, 2002
   Class IA.......................................   14.43(5)      0.13(5)      (2.95)(5)     (2.82)(5)    (0.11)(5)
   Class IB.......................................   14.40(5)      0.12(5)      (2.96)(5)     (2.84)(5)    (0.09)(5)
   For the Year Ended December 31, 2001
   Class IA.......................................   17.59(5)      0.11(5)      (3.02)(5)     (2.91)(5)    (0.08)(5)
   Class IB.......................................   17.57(5)      0.08(5)      (3.02)(5)     (2.94)(5)    (0.06)(5)
   For the Year Ended December 31, 2000
   Class IA.......................................   19.13(5)      0.08(5)      (1.42)(5)     (1.34)(5)    (0.09)(5)
   Class IB.......................................   19.12(5)     (0.06)(5)     (1.30)(5)     (1.36)(5)    (0.08)(5)
   For the Year Ended December 31, 1999
   Class IA.......................................   12.85(5)      0.03(5)       6.42(5)       6.45(5)     (0.03)(5)
   Class IB.......................................   12.85(5)      0.07(5)       6.34(5)       6.41(5)        --(5)
   From inception, September 30, 1998 through
   December 31, 1998
   Class IA.......................................   10.00(5)      0.01(5)       3.18(5)       3.19(5)     (0.02)(5)
   Class IB.......................................   10.00(5)      0.02(5)       3.16(5)       3.18(5)     (0.01)(5)
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA.......................................   16.40           --          3.46          3.46           --
   Class IB.......................................   16.37        (0.01)         3.45          3.44           --
   For the Year Ended December 31, 2002
   Class IA.......................................   22.66        (0.03)        (6.23)        (6.26)          --
   From inception April, 30 2002 through December
     31, 2002
   Class IB.......................................   21.16        (0.01)        (4.78)        (4.79)          --
   For the Year Ended December 31, 2001
   Class IA.......................................   40.66           --         (9.21)        (9.21)          --
   For the Year Ended December 31, 2000
   Class IA.......................................   45.14        (0.03)         2.99          2.96           --
   For the Year Ended December 31, 1999
   Class IA.......................................   41.09        (0.05)        17.42         17.37        (0.09)
   For the Year Ended December 31, 1998
   Class IA.......................................   36.64         0.09          6.40          6.49        (0.13)
HARTFORD MONEY MARKET HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA.......................................    1.00           --            --            --           --
   Class IB.......................................    1.00           --            --            --           --
   For the Year Ended December 31, 2002
   Class IA.......................................    1.00         0.01            --          0.01        (0.01)
   Class IB.......................................    1.00         0.01            --          0.01        (0.01)
   For the Year Ended December 31, 2001
   Class IA.......................................    1.00         0.04            --          0.04        (0.04)
   Class IB.......................................    1.00         0.04            --          0.04        (0.04)
   For the Year Ended December 31, 2000
   Class IA.......................................    1.00         0.06            --          0.06        (0.06)
   Class IB.......................................    1.00         0.06            --          0.06        (0.06)
   For the Year Ended December 31, 1999
   Class IA.......................................    1.00         0.07            --          0.07        (0.07)
   Class IB.......................................    1.00         0.07            --          0.07        (0.07)
   For the Year Ended December 31, 1998
   Class IA.......................................    1.00         0.05            --          0.05        (0.05)
   From inception April 1, 1998 through December
     31, 1998
   Class IB.......................................    1.00         0.04            --          0.04        (0.04)

                                                                  -- SELECTED PER-SHARE DATA(4) --
                                                    ----------------------------------------------

                                                                     DISTRIBUTIONS
                                                      DIVIDENDS          FROM
                                                     IN EXCESS OF    NET REALIZED    DISTRIBUTIONS
                                                    NET INVESTMENT     GAINS ON          FROM
                                                        INCOME        INVESTMENTS       CAPITAL
                                                    --------------   -------------   -------------
HARTFORD GLOBAL LEADERS HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA.......................................       $--            $    --           $--
   Class IB.......................................        --                 --            --
   For the Year Ended December 31, 2002
   Class IA.......................................        --(5)              --(5)         --(5)
   Class IB.......................................        --(5)              --(5)         --(5)
   For the Year Ended December 31, 2001
   Class IA.......................................        --(5)           (0.17)(5)        --(5)
   Class IB.......................................        --(5)           (0.17)(5)        --(5)
   For the Year Ended December 31, 2000
   Class IA.......................................        --(5)           (0.11)(5)        --(5)
   Class IB.......................................        --(5)           (0.11)(5)        --(5)
   For the Year Ended December 31, 1999
   Class IA.......................................        --(5)           (0.14)(5)        --(5)
   Class IB.......................................        --(5)           (0.14)(5)        --(5)
   From inception, September 30, 1998 through
   December 31, 1998
   Class IA.......................................        --(5)           (0.32)(5)        --(5)
   Class IB.......................................        --(5)           (0.32)(5)        --(5)
HARTFORD GROWTH OPPORTUNITIES HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA.......................................        --                 --            --
   Class IB.......................................        --                 --            --
   For the Year Ended December 31, 2002
   Class IA.......................................        --                 --            --
   From inception April, 30 2002 through December
     31, 2002
   Class IB.......................................        --                 --            --
   For the Year Ended December 31, 2001
   Class IA.......................................        --              (8.79)           --
   For the Year Ended December 31, 2000
   Class IA.......................................        --              (7.44)           --
   For the Year Ended December 31, 1999
   Class IA.......................................        --             (13.23)           --
   For the Year Ended December 31, 1998
   Class IA.......................................        --              (1.91)           --
HARTFORD MONEY MARKET HLS FUND
   For the Six Months Ended June 30, 2003
     (Unaudited)
   Class IA.......................................        --                 --            --
   Class IB.......................................        --                 --            --
   For the Year Ended December 31, 2002
   Class IA.......................................        --                 --            --
   Class IB.......................................        --                 --            --
   For the Year Ended December 31, 2001
   Class IA.......................................        --                 --            --
   Class IB.......................................        --                 --            --
   For the Year Ended December 31, 2000
   Class IA.......................................        --                 --            --
   Class IB.......................................        --                 --            --
   For the Year Ended December 31, 1999
   Class IA.......................................        --                 --            --
   Class IB.......................................        --                 --            --
   For the Year Ended December 31, 1998
   Class IA.......................................        --                 --            --
   From inception April 1, 1998 through December
     31, 1998
   Class IB.......................................        --                 --            --

---------------
(1) Annualized.
(2) Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with HL Advisors) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5) Per shares amounts have been restated to reflect a reverse stock split for Class IA and IB shares effective November 22, 2002. (See Note 11).
(6) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                   -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------

                                                                                          RATIO OF
                    NET INCREASE                                                         EXPENSES TO
                    (DECREASE) IN     NET ASSET                        NET ASSETS AT     AVERAGE NET
        TOTAL        NET ASSETS       VALUE AT         TOTAL           END OF PERIOD       ASSETS
    DISTRIBUTIONS       VALUE       END OF PERIOD      RETURN         (000'S OMITTED)   AFTER WAIVERS
    -------------   -------------   -------------      ------         ---------------   -------------
       $ (0.02)        $  1.56         $ 13.06          13.75%(2)       $  604,372          0.80%(1)
         (0.04)           1.52           12.99          13.61(2)            82,257          1.05(1)
         (0.11)(5)       (2.93)(5)       11.50(5)      (19.51)             544,901          0.81
         (0.09)(5)       (2.93)(5)       11.47(5)      (19.70)              55,421          1.03
         (0.25)(5)       (3.16)(5)       14.43(5)      (16.58)             484,661          0.81
         (0.23)(5)       (3.17)(5)       14.40(5)      (16.73)              49,356          0.99
         (0.20)(5)       (1.54)(5)       17.59(5)       (7.06)             572,517          0.81
         (0.19)(5)       (1.55)(5)       17.57(5)       (7.22)              25,869          0.99
         (0.17)(5)        6.28(5)        19.13(5)       50.37              179,675          0.86
         (0.14)(5)        6.27(5)        19.12(5)       50.11                   69          1.04
         (0.34)(5)        2.85(5)        12.85(5)       31.88(2)             5,761          0.89(1)
         (0.33)(5)        2.85(5)        12.85(5)       31.82(2)                39          0.98(1)
            --            3.46           19.86          21.15(2)           563,578          0.64(1)
            --            3.44           19.81          21.01(2)            21,366          0.89(1)
            --           (6.26)          16.40         (27.65)             478,045          0.66
            --           (4.79)          16.37         (22.65)(2)            5,287          0.84(1)
         (8.79)         (18.00)          22.66         (22.85)             755,068          0.65
         (7.44)          (4.48)          40.66           3.99            1,063,005          0.64
        (13.32)           4.05           45.14          55.17            1,044,728          0.66
         (2.04)           4.45           41.09          19.01              762,354          0.65
            --              --            1.00           0.42(2)         1,949,305          0.49(1)
            --              --            1.00           0.30(2)           271,546          0.74(1)
         (0.01)             --            1.00           1.47            2,319,456          0.49
         (0.01)             --            1.00           1.24              261,914          0.72
         (0.04)             --            1.00           3.87            1,867,520          0.48
         (0.04)             --            1.00           3.68              152,129          0.66
         (0.06)             --            1.00           6.10            1,242,275          0.48
         (0.06)             --            1.00           5.91               36,270          0.66
         (0.07)             --            1.00           4.89            1,257,436          0.47
         (0.07)             --            1.00           4.71                8,804          0.65
         (0.05)             --            1.00           5.25              872,486          0.45
         (0.04)             --            1.00           3.76(2)             2,179          0.64(1)

       -- RATIOS AND SUPPLEMENTAL DATA --
---  ---------------------------------------
                       RATIO OF
        RATIO OF         NET
      EXPENSES TO     INVESTMENT
      AVERAGE NET     INCOME TO    PORTFOLIO
         ASSETS        AVERAGE     TURNOVER
     BEFORE WAIVERS   NET ASSETS    RATE(6)
     --------------   ----------   ---------
          0.80%(1)       1.14%(1)     155%
          1.05(1)        0.88(1)      155
          0.81           1.06         324
          1.06           0.84         324
          0.81           0.71         363
          1.06           0.53         363
          0.81           0.63         367
          1.06           0.45         367
          0.91           0.54(3)      207
          1.16           0.36(3)      207
          1.46(1)        0.63(1)(3)     48
          1.55(1)        0.59(1)(3)     48
          0.64(1)       (0.04)(1)      77
          0.89(1)       (0.29)(1)      77
          0.66          (0.16)        189
          0.84(1)       (0.10)(1)     189
          0.65          (0.01)        228
          0.64          (0.08)        120
          0.66          (0.18)        175
          0.65           0.21         106
          0.49(1)        0.85(1)       --
          0.74(1)        0.60(1)       --
          0.49           1.43          --
          0.74           1.20          --
          0.48           3.58          --
          0.73           3.40          --
          0.48           5.91          --
          0.73           5.73          --
          0.47           4.81          --
          0.72           4.63          --
          0.45           5.12          --
          0.64(1)        4.81(1)       --

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

 DIRECTOR AND OFFICER INFORMATION
--------------------------------------------------------------------------------

The Boards of Directors ("Boards") are responsible for overall management of the Funds. The Boards may exercise all powers of the Funds, except those powers that are conferred solely upon or reserved to the shareholders. The following table provides information about the Funds' directors and officers. The business address for all directors and officers is c/o Hartford HLS Funds, P.O. Box 2999, Hartford, CT 06104-2999, except for Tamara L. Fagely and Robert W. Beltz, Jr., whose business address is 500 Bielenberg Dr., Woodbury, MN 55125.

NON-INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------------------------
                                             TERM OF                                             NUMBER OF
                                           OFFICE* AND                                         PORTFOLIOS IN
                          POSITION HELD     LENGTH OF                                          FUND COMPLEX          OTHER
                             WITH THE     TIME SERVED:         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                COMPANIES     SF(1) SFII(2)          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
LYNN S. BIRDSONG(3)       Director        2003    2003   From 1979 to 2002, Mr. Birdsong was        70        N/A
(age 56)                                                 a managing director of Zurich
                                                         Scudder Investments, an investment
                                                         management firm. In 2003, Mr.
                                                         Birdsong became an independent
                                                         director of the Atlantic Whitehall
                                                         Funds and The Japan Fund; during his
                                                         employment with Scudder, he was an
                                                         interested director of The Japan
                                                         Fund. Since 1981, Mr. Birdsong has
                                                         been a partner in Birdsong Company,
                                                         an advertising specialty firm.
----------------------------------------------------------------------------------------------------------------------------------
WINIFRED E. COLEMAN       Director        1995(4) 2002   Ms. Coleman has served as President        70        N/A
(age 70)                                                 of Saint Joseph College since 1991
                                                         and President of Cashel House, Ltd.
                                                         (retail) since 1985.
----------------------------------------------------------------------------------------------------------------------------------
DR. ROBERT M. GAVIN       Director        2002    1986   Dr. Gavin is an educational                70        Dr. Gavin is a
(age 62)                                                 consultant. Prior to September 1,                    Director of Systems
                                                         2001, he was President of Cranbrook                  & Computer
                                                         Education Community; and prior to                    Technology
                                                         July 1996, he was President of                       Corporation.
                                                         Macalester College, St. Paul,
                                                         Minnesota.
----------------------------------------------------------------------------------------------------------------------------------
DUANE E. HILL             Director        2001    2002   Mr. Hill is Partner Emeritus and a         70        N/A
(age 57)                                                 founding partner of TSG Capital
                                                         Group, a private equity investment
                                                         firm that serves as sponsor and lead
                                                         investor in leveraged buyouts of
                                                         middle market companies. Mr. Hill is
                                                         also a Partner of TSG Ventures L.P.,
                                                         a private equity investment company
                                                         that invests primarily in
                                                         minority-owned small businesses.
----------------------------------------------------------------------------------------------------------------------------------
PHILLIP O. PETERSON       Director        2002    2000   Mr. Peterson is a mutual fund              70        N/A
(age 58)                                                 industry consultant. He was a
                                                         partner of KPMG LLP until July 1999.
----------------------------------------------------------------------------------------------------------------------------------

 *  Each director and officer may serve until his or her successor is elected and qualifies.
(1) Hartford Series Fund, Inc.
(2) Hartford HLS Series Fund II, Inc.
(3) Elected May 13, 2003.
(4) Ms. Coleman, Mr. Pryor and Mr. Springer each served as a director since 1995, 1977 and 1978, respectively, of certain
    Maryland corporations (each of which was registered with the SEC as an open-end management investment company) that were reorganized as investment portfolios (series) of Hartford Series Fund, Inc. on August 28, 2002.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------------------------------------
                                             TERM OF                                             NUMBER OF
                                           OFFICE* AND                                         PORTFOLIOS IN
                          POSITION HELD     LENGTH OF                                          FUND COMPLEX          OTHER
                             WITH THE     TIME SERVED:         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                COMPANIES     SF(1) SFII(2)          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
MILLARD H. PRYOR, JR.     Director        1977(4) 2002   Mr. Pryor has served as Managing           70        Mr. Pryor is a
(age 70)                                                 Director of Pryor & Clark Company                    Director of Infodata
                                                         (real estate investment), Hartford,                  Systems, Inc.
                                                         Connecticut, since June 1992.                        (software company)
                                                                                                              and CompuDyne
                                                                                                              Corporation
                                                                                                              (security products
                                                                                                              and services) and
                                                                                                              Corcap, Inc.
----------------------------------------------------------------------------------------------------------------------------------
JOHN K. SPRINGER(5)       Director        1978(4) 2002   Mr. Springer served as Chairman of         70        N/A
(age 71)                                                 Medspan, Inc. (health maintenance
                                                         organization) until March 2002.
----------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
                                             TERM OF                                             NUMBER OF
                                           OFFICE* AND                                         PORTFOLIOS IN
                          POSITION HELD     LENGTH OF                                          FUND COMPLEX          OTHER
                             WITH THE     TIME SERVED:         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                COMPANIES     SF(1) SFII(2)          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
THOMAS M. MARRA(6)        Director and    2002    2002   Mr. Marra is President and Chief           70        Mr. Marra is a
(age 45)                  Chairman of                    Operating Officer of Hartford Life,                  member of the Board
                          the Board                      Inc. He is also a member of the                      of Directors of The
                                                         Board of Directors and a member of                   Hartford Financial
                                                         the Office of the Chairman for The                   Services Group, Inc.
                                                         Hartford Financial Services Group,
                                                         Inc. ("The Hartford"), the parent
                                                         company of Hartford Life. Mr. Marra
                                                         was named President of Hartford Life
                                                         in 2001 and COO in 2000, and served
                                                         as Director of Hartford Life's
                                                         Investment Products Division from
                                                         1998 to 2000. He was head of the
                                                         company's Individual Life and
                                                         Annuities Division from 1994 to 1998
                                                         after being promoted to Senior Vice
                                                         President in 1994 and to Executive
                                                         Vice President in 1996. Mr. Marra is
                                                         also a Managing Member and President
                                                         of Hartford Investment Financial
                                                         Services, LLC ("HIFSCO") and HL
                                                         Investment Advisors LLC ("HL
                                                         Advisors").
----------------------------------------------------------------------------------------------------------------------------------
LOWNDES A. SMITH(6)       Director        1996    2002   Mr. Smith served as Vice Chairman of       70        N/A
(age 63)                                                 Hartford Financial Services Group,
                                                         Inc. from February 1997 to January
                                                         2002, as President and Chief
                                                         Executive Officer of Hartford Life,
                                                         Inc. from February 1997 to January
                                                         2002, and as President and Chief
                                                         Operating Officer of The Hartford
                                                         Life Insurance Companies from
                                                         January 1989 to January 2002.
----------------------------------------------------------------------------------------------------------------------------------

 *  Each director and officer may serve until his or her successor is elected and qualifies.
(5) Resigned May 13, 2003.
(6) "Interested person" of each Company as defined in the Investment Company Act of 1940 because of the person's affiliation with or equity ownership of Hartford Investment Financial Services, LLC or affiliated companies.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
                                             TERM OF                                             NUMBER OF
                                           OFFICE* AND                                         PORTFOLIOS IN
                          POSITION HELD     LENGTH OF                                          FUND COMPLEX          OTHER
                             WITH THE     TIME SERVED:         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                COMPANIES     SF(1) SFII(2)          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI(6)  President and   1999 2001(7)   Mr. Znamierowski currently serves as       51        N/A
(age 42)                  Director(7)                    President of Hartford Investment
                                                         Management Company ("HIMCO"), Senior
                                                         Vice President for Hartford Life,
                                                         Inc., and Senior Vice President and
                                                         Chief Investment Officer for
                                                         Hartford Life Insurance Company. Mr.
                                                         Znamierowski is also a Managing
                                                         Member and Senior Vice President of
                                                         HIFSCO and HL Advisors. Mr.
                                                         Znamierowski is Group Senior Vice
                                                         President and Chief Investment
                                                         Officer for The Hartford.
----------------------------------------------------------------------------------------------------------------------------------
ROBERT W. BELTZ, JR.      Vice President  2002    1993   Mr. Beltz currently serves as Vice        N/A        N/A
(age 53)                                                 President Securities Operations of
                                                         Hartford Administrative Services
                                                         Company ("HASCO"). He also has
                                                         served as Assistant Vice President
                                                         of Hartford Life Insurance Company
                                                         since December 2001.
----------------------------------------------------------------------------------------------------------------------------------
KEVIN J. CARR             Vice President  1996    2001   Mr. Carr has served as The                N/A        N/A
(age 48)                  and Secretary                  Hartford's Assistant General Counsel
                                                         since 1999, Counsel since November
                                                         1996 and Associate Counsel since
                                                         November 1995. Mr. Carr is also Vice
                                                         President and Assistant Secretary of
                                                         HL Advisors and HIFSCO and Assistant
                                                         Secretary of HIMCO.
----------------------------------------------------------------------------------------------------------------------------------
WILLIAM H. DAVISON, JR.   Vice President  2002    2002   Mr. Davison is a Managing Director        N/A        N/A
(age 46)                                                 and Director of the Funds Management
                                                         Group of HIMCO. Mr. Davison is also
                                                         a Senior Vice President of HIFSCO
                                                         and HL Advisors.
----------------------------------------------------------------------------------------------------------------------------------
TAMARA L. FAGELY          Vice President  2002    1993   Ms. Fagely has been Vice President        N/A        N/A
(age 45)                                                 of HASCO since 1998. Prior to 1998,
                                                         she was Second Vice President of
                                                         HASCO. Ms. Fagely is also the
                                                         Controller of HIFSCO. She has also
                                                         served as Assistant Vice President
                                                         of Hartford Life Insurance Company
                                                         since December 2001.
----------------------------------------------------------------------------------------------------------------------------------
BRUCE FERRIS              Vice President  2002    2002   Mr. Ferris serves as Vice President       N/A        N/A
(age 47)                                                 and a Director of Sales and
                                                         Marketing in the Investment Products
                                                         Division of Hartford Life Insurance
                                                         Company. Mr. Ferris is also a
                                                         Managing Member of HL Advisors.
----------------------------------------------------------------------------------------------------------------------------------

 *  Each director and officer may serve until his or her successor is elected and qualifies.
(7) President and Director of Hartford Series Fund, Inc.; President but not Director of Hartford HLS Series Fund II, Inc.

 HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.

--------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
                                             TERM OF                                             NUMBER OF
                                           OFFICE* AND                                         PORTFOLIOS IN
                          POSITION HELD     LENGTH OF                                          FUND COMPLEX          OTHER
                             WITH THE     TIME SERVED:         PRINCIPAL OCCUPATION(S)          OVERSEEN BY      DIRECTORSHIPS
NAME AND AGE                COMPANIES     SF(1) SFII(2)          DURING PAST 5 YEARS             DIRECTOR       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
MARY JANE FORTIN(3)       Vice President  2003    2003   Ms. Fortin is Senior Vice President       N/A        N/A
(age 38)                                                 and Director of Mutual Funds and 529
                                                         Programs for Hartford Life.
                                                         Previously, she served as Senior
                                                         Vice President and Chief Accounting
                                                         Officer of Hartford Life. Ms. Fortin
                                                         joined Hartford Life in 1997.
----------------------------------------------------------------------------------------------------------------------------------
GEORGE R. JAY             Vice            1996    2001   Mr. Jay serves as Assistant Vice          N/A        N/A
(age 51)                  President,                     President of Hartford Life Insurance
                          Controller and                 Company's Equity Products
                          Treasurer                      Department. He is also Controller of
                                                         HL Advisors and Vice President of
                                                         the Hartford Mutual Funds, Inc. and
                                                         Hartford Mutual Funds II, Inc.
----------------------------------------------------------------------------------------------------------------------------------
RYAN JOHNSON              Vice President  2002    2002   Mr. Johnson has served as Vice            N/A        N/A
(age 42)                                                 President and a Director of Sales
                                                         and Marketing in the Investment
                                                         Products Division of Hartford Life
                                                         Insurance Company since 1999. Mr.
                                                         Johnson is also a Managing Member of
                                                         HL Advisors. He was previously with
                                                         Guardian Insurance Company in New
                                                         York City.
----------------------------------------------------------------------------------------------------------------------------------
STEPHEN T. JOYCE          Vice President  2000    2001   Mr. Joyce currently serves as Senior      N/A        N/A
(age 44)                                                 Vice President and Director of the
                                                         Institutional Products Group for
                                                         Hartford Life Insurance Company.
                                                         Previously he served as Vice
                                                         President (1997-1999) and Assistant
                                                         Vice President (1994-1997) of
                                                         Hartford Life Insurance Company. Mr.
                                                         Joyce is also Senior Vice President
                                                         of HL Advisors.
----------------------------------------------------------------------------------------------------------------------------------
DAVID N. LEVENSON         Vice President  2000    2001   Mr. Levenson serves as Senior Vice        N/A        N/A
(age 36)                                                 President of Hartford Life Insurance
                                                         Company's Retail Product Management
                                                         Group and is responsible for all
                                                         retail product management and
                                                         profitability. He is also a Senior
                                                         Vice President of HIFSCO. Mr.
                                                         Levenson joined The Hartford in
                                                         1995.
----------------------------------------------------------------------------------------------------------------------------------
JOHN C. WALTERS           Vice President  2000    2001   Mr. Walters serves as Executive Vice      N/A        N/A
(age 41)                                                 President and Director of the
                                                         Investment Products Division of
                                                         Hartford Life Insurance Company.
                                                         Previously, Mr. Walters was with
                                                         First Union Securities. He is also a
                                                         Managing Member and Executive Vice
                                                         President of HIFSCO and HL Advisors.
----------------------------------------------------------------------------------------------------------------------------------

* Each director and officer may serve until his or her successor is elected and qualifies.

The Funds' Statements of Additional Information include additional information about fund directors and are available without charge upon request by calling 1-800-862-6668 or writing: Hartford HLS Funds, c/o Individual Annuity Services, P.O. box 5085, Hartford, CT 06102-5085.

PRIVACY POLICY AND PRACTICES OF THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND
                                 ITS AFFILIATES
                       (herein called "we, our, and us")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:
     a) management;
     b) use; and
     c) protection;
     of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:
     a) service your TRANSACTIONS with us; and
     b) support our business functions.

We may obtain PERSONAL INFORMATION from:
     A) YOU;
     b) your TRANSACTIONS with us; and
     c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:
     a) your name;
     b) your address;
     c) your income;
     d) your payment; or
     e) your credit history;
     may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:
     a) our insurance companies;
     b) our employee agents;
     c) our brokerage firms; and
     d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:
     a) market our products; or
     b) market our services;
     to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:
     a) independent agents;
     b) brokerage firms;
     c) insurance companies;
     d) administrators; and
     e) service providers;
     who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:
     a) taking surveys;
     b) marketing our products or services; or
     c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:
     a) "opt-out;" or
     b) "opt-in;"
     as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:
     a) your proper written authorization; or
     b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:
     a) underwriting policies;
     b) paying claims;
     c) developing new products; or
     d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:
     a) the confidentiality; and
     b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:
     a) secured files;
     b) user authentication;
     c) encryption;
     d) firewall technology; and
     e) the use of detection software.

We are responsible for and must:
     a) identify information to be protected;
     b) provide an adequate level of protection for that data;
     c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:
     a) credit history;
     b) income;
     c) financial benefits; or
     d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:
     a) your medical records; or
     b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:
     a) PERSONAL FINANCIAL INFORMATION; and
     b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:
     a) your APPLICATION;
     b) your request for us to pay a claim; and
     c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:
     a) asking about;
     b) applying for; or
     c) obtaining;
     a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

       WFPASSAR-8-03  Printed in U.S.A (C) 2003 The Hartford, Hartford, CT 06115














-----------------------                                             PRESORTED
                                                                     STANDARD
The Hartford                                                       U.S. POSTAGE
P.O. Box 5085                                                          PAID
Hartford, CT 06102-5085                                             HUDSON, MA
                                                                   PERMIT NO. 6
-----------------------

ITEM 9. CONTROLS AND PROCEDURES.

      (a) Based on an evaluation of the registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the registrant's management, including the registrant's officers, as appropriate to allow timely decisions regarding required disclosure.

      (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

      (b) Section 302 certifications of the principal executive office and principal financial officer of registrant.

      99    Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    HARTFORD HLS SERIES FUND II, INC.


Date:  August 8, 2003               By: /s/ David M. Znamierowski
                                       ---------------------------
                                       David M. Znamierowski
                                       Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:  August 8, 2003               By: /s/ David M. Znamierowski
                                       ---------------------------
                                       David M. Znamierowski
                                       Its: President

Date:  August 8, 2003               By: /s/ George R. Jay
                                       ---------------------------------
                                       George R. Jay
                                       Its: Vice President, Controller and
                                            Treasurer

                                  EXHIBIT LIST

99.CERT     10(b)  Certifications

                   (i) Section 302 certification of principal executive officer

                   (ii) Section 302 certification of principal financial officer

99.906CERT  99     Section 906 certification of principal executive officer and principal financial officer